As filed with the U.S. Securities and Exchange Commission on July 29, 2020

File Nos. 333-164298

811-22378

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ X ]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	80	[ X ]

	and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ X ]
Amendment No.	88	[ X ]

(Check appropriate box or boxes)

DOUBLELINE FUNDS TRUST

(Exact name of Registrant as Specified in Charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of Principal Executive Offices)

(213) 633-8200

(Registrant’s Telephone Number, including Area Code)

Ronald R. Redell, President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for Service)

With copies to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

As soon as practicable after this Registration Statement is declared effective.

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[ X ]	on July 31, 2020 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 80 is being filed to add the audited financial statements and certain related financial information, if available, for the fiscal year ended March 31, 2020 and to make certain other non-material changes solely relating to: DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Global Bond Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Strategic Commodity Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Colony Real Estate and Income Fund, DoubleLine Income Fund and DoubleLine Emerging Markets Local Currency Bond Fund. Information contained in the Registrant’s Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

DoubleLine Funds Prospectus July 31, 2020

Share Classes

Fixed Income	I	N	A	C

DoubleLine Total Return Bond Fund	DBLTX	DLTNX	–	–

DoubleLine Core Fixed Income Fund	DBLFX	DLFNX	–	–

DoubleLine Emerging Markets Fixed Income Fund	DBLEX	DLENX	–	–

DoubleLine Low Duration Bond Fund	DBLSX	DLSNX	–	–

DoubleLine Floating Rate Fund	DBFRX	DLFRX	–	–

DoubleLine Flexible Income Fund	DFLEX	DLINX	–	–

DoubleLine Low Duration Emerging Markets Fixed Income Fund	DBLLX	DELNX	–	–

DoubleLine Long Duration Total Return Bond Fund	DBLDX	DLLDX	–	–

DoubleLine Global Bond Fund	DBLGX	DLGBX	–	–

DoubleLine Ultra Short Bond Fund	DBULX	DLUSX	–	–

DoubleLine Infrastructure Income Fund	BILDX	BILTX	–	–

DoubleLine Income Fund	DBLIX	DBLNX	–	–

Global Asset Allocation

DoubleLine Multi-Asset Growth Fund	DMLIX	DMLNX	DMLAX	DMLCX

Non-Traditional

DoubleLine Strategic Commodity Fund	DBCMX	DLCMX	–	–

Equities

DoubleLine Shiller Enhanced CAPE®	DSEEX	DSENX	–	–

DoubleLine Shiller Enhanced International CAPE®	DSEUX	DLEUX	–	–

DoubleLine Colony Real Estate and Income Fund	DBRIX	DLREX	–	–

Please read this document carefully before investing, and keep it for future reference.

Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker- dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

The Trust and the Funds

This Prospectus tells you about the DoubleLine mutual funds listed on the Prospectus cover. Each Fund is a series of DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”). Each Fund offers shares in a number of different classes. DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Flexible Income Fund, and DoubleLine Shiller Enhanced CAPE® offer Class R6 shares in a separate prospectus (the “R6 Prospectus”) and statement of additional information (the “R6 SAI”). Most of the Funds provide investment programs investing principally in debt obligations and are referred to in this Prospectus as “fixed income funds.” The remaining Funds are DoubleLine Multi-Asset Growth Fund, DoubleLine Strategic Commodity Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Shiller Enhanced International CAPE® and DoubleLine Colony Real Estate and Income Fund.

Fund Summary

DoubleLine Total Return Bond Fund

Investment Objective

The Fund’s investment objective is to seek to maximize total return.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I	Class N
Management Fees	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)[1]	0.09%	0.08%
Total Annual Fund Operating Expenses	0.49%	0.73%

[1]

The “Other Expenses” shown include Acquired Fund Fees and Expenses of 0.01% or less. “Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including exchange-traded funds (“ETFs”) and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. When the Fund invests in other investment vehicles sponsored by the Adviser (defined below) or a related party of the Adviser (“other DoubleLine funds”), the Adviser will waive its advisory fee in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested. The Adviser waived advisory fees in an amount less than 0.01% pursuant to this waiver agreement in respect of investments made in other DoubleLine funds during the Fund’s most recent fiscal year. The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$50	$75
3 Years	$157	$233
5 Years	$274	$406
10 Years	$616	$906

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund intends to invest more than 50% of its net assets in residential and commercial mortgage-backed securities and U.S. Treasury obligations rated at the time of investment Aa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA- or higher by S&P Global Ratings (“S&P”) or the equivalent by any other nationally recognized statistical rating organization or unrated securities that are determined by DoubleLine Capital LP (an “Adviser” or “DoubleLine Capital”) to be of comparable quality. These investments may include mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, and privately issued mortgage-backed securities. These investments also include, among others, government mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (interest-only and principal-only securities) and inverse floaters.

Since the Fund’s inception, the Fund has historically invested substantially all of its assets in mortgage-backed securities; short term investments,

such as notes issued by U.S. Government agencies and shares of money market funds; and, from time to time, other asset-backed obligations, collateralized loan obligations (“CLOs”), obligations of the U.S. Government and its agencies, instrumentalities and sponsored corporations, and futures contracts. The Fund may invest in other instruments as part of its principal investment strategies, but it has not historically done so to a significant extent and there can be no assurance it will do so in the future.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. “Bonds” include bonds, debt securities, and other fixed income instruments issued by governmental or private-sector entities. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Fund may invest in bonds of any credit quality, including those that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization. Bonds and fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality. The Fund may invest a portion of its assets in inverse floater securities and interest-only and principal-only securities.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivative instruments and other investments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including options on swap agreements (“swaptions”)). The Fund incurs costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than one year and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may also engage in short sales or take short positions, either to adjust its duration or for other investment purposes.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the portfolio managers believe it would be appropriate to do so in order to readjust the duration of the Fund’s investment portfolio.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: the London Interbank Offered Rate (“LIBOR”) is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts (“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or the exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

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U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value (“NAV”). The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year, and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/ or expense limitations (which applied to the Fund from inception through July 24, 2012), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	3.92%	Quarter ended 9/30/2011
Lowest:	(1.83%)	Quarter ended 12/31/2016

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was 2.63%.

Average Annual Total Returns (for the periods ended December 31, 2019)

Total Return Bond Fund	One Year	Five Years	Since Inception (April 6, 2010)
Class I
Return Before Taxes	5.81%	3.16%	5.84%
Return After Taxes on Distributions	4.25%	1.54%	3.75%
Return After Taxes on Distributions and Sale of Fund Shares	3.42%	1.68%	3.66%
Class N
Return Before Taxes	5.65%	2.90%	5.58%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.72%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. This index covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey E. Gundlach	Since the Fund’s inception in April 2010	Chief Executive Officer
Andrew Hsu	Since July 2019	Portfolio Manager
Ken Shinoda	Since July 2020	Portfolio Manager

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Core Fixed Income Fund

Investment Objective

The Fund’s investment objective is to seek to maximize current income and total return.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I	Class N
Management Fees	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.07%	0.07%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses	0.48%	0.73%

[1]

“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. When the Fund invests in other DoubleLine funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested. The Adviser waived advisory fees in the amount of 0.06% pursuant to this waiver agreement in respect of investments made in other DoubleLine funds during the Fund’s most recent fiscal year. The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$49	$75
3 Years	$154	$233
5 Years	$269	$406
10 Years	$604	$906

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income instruments. These fixed income instruments include but are not limited to securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations; corporate obligations; mortgage-backed securities of any kind, including commercial and residential mortgage-backed securities; asset-backed securities; foreign securities (corporate and government, including foreign hybrid securities); emerging market securities (corporate and government); fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities); and other securities bearing fixed or variable interest rates of any maturity. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Fund may invest in fixed income instruments of any credit quality, including those that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

The Fund may invest up to 5% of its net assets in defaulted corporate securities. The Fund might do so, for example, where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may exceed current market values. The Fund may invest a portion of its assets in inverse floaters and interest-only and principal-only securities.

The Fund may also invest a portion of its assets in fixed income instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging market countries. An “emerging market country” is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank Group”) or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The portfolio managers utilize active asset allocation in managing the Fund’s investments.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than two years and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may also engage in short sales or take short positions, either to adjust its duration or for other investment purposes.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

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emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

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foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

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high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

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investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

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market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

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mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Code or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•	restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security

(a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

•

U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year, and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/ or expense limitations (which applied to the Fund from inception through July 24, 2012), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	4.35%	Quarter ended 9/30/2011
Lowest:	(2.36%)	Quarter ended 12/31/2016

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was 1.94%.

Average Annual Total Returns (for the periods ended December 31, 2019)

Core Fixed Income Fund	One Year	Five Years	Since Inception (June 1, 2010)
Class I
Return Before Taxes	7.99%	3.44%	5.16%
Return After Taxes on Distributions	6.48%	2.04%	3.51%
Return After Taxes on Distributions and Sale of Fund Shares	4.71%	2.00%	3.30%
Class N
Return Before Taxes	7.82%	3.18%	4.91%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.52%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. This index covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey E. Gundlach	Since the Fund’s inception in June 2010	Chief Executive Officer
Jeffrey J. Sherman	Since September 2016	Deputy Chief Investment Officer

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Emerging Markets Fixed Income Fund

Investment Objective

The Fund’s investment objective is to seek high total return from current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I	Class N
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.15%	0.15%
Total Annual Fund Operating Expenses	0.90%	1.15%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$92	$117
3 Years	$287	$365
5 Years	$498	$633
10 Years	$1,108	$1,398

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income instruments. These fixed income instruments include but are not limited to securities (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging market countries and other securities bearing fixed or variable interest rates of any maturity. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The Fund will generally invest in at least four emerging market countries.

An “emerging market country” is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may invest, without limitation, in fixed income instruments of any credit quality, including those that at the time of investment are unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. The Fund may invest in hybrid securities relating to emerging market countries.

The Fund may invest up to 20% of its net assets in defaulted corporate securities. The Fund might do so, for example, where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may exceed current market values. In addition, the Fund may invest in defaulted sovereign investments, including, for example, where the portfolio managers believe the expected debt sustainability of the country is not reflected in current market valuations. The Fund may invest in derivatives and other instruments, such as options, swaps (including credit default swaps), futures, structured investments, foreign currency futures and forward contracts. These practices may be used to hedge the Fund’s portfolio as well as for investment purposes; however, such practices sometimes may reduce returns or increase volatility.

The Fund may invest in fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities) and other securities bearing fixed or variable interest rates of any maturity.

In allocating investments among various emerging market countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors may include:

•	public finances;

•	monetary policy;

•	external accounts;

•	financial markets;

•	foreign investment regulations;

•	stability of exchange rate policy; and

•	labor conditions.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than two years and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Fund may invest without limit in investments denominated in any currency, but currently expects to invest a substantial amount of its assets in investments denominated in the U.S. dollar.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers perceive deterioration in the credit fundamentals of the issuer, when the portfolio managers believe there are negative macro geo-political considerations that may affect the issuer, when the portfolio managers determine to take advantage of a better investment opportunity, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks –LIBOR Risk” above for more information.

•

emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•

sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year, and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	5.68%	Quarter ended 3/31/2012
Lowest:	(5.09%)	Quarter ended 9/30/2015

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was (3.33%).

Average Annual Total Returns (for the periods ended December 31, 2019)

Emerging Markets Fixed Income Fund	One Year	Five Years	Since Inception (April 6, 2010)
Class I
Return Before Taxes	11.79%	5.17%	5.79%
Return After Taxes on Distributions	9.71%	3.21%	3.69%
Return After Taxes on Distributions and Sale of Fund Shares	6.94%	3.06%	3.56%
Class N
Return Before Taxes	11.50%	4.88%	5.53%
J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index (reflects no deduction for fees, expenses or taxes)	15.04%	6.24%	6.61%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Luz M. Padilla	Since the Fund’s inception in April 2010	Portfolio Manager
Su Fei Koo	Since December 2015	Portfolio Manager
Mark W. Christensen	Since December 2015	Portfolio Manager

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Low Duration Bond Fund

Investment Objective

The Fund’s investment objective is to seek current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I	Class N
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.07%	0.07%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses	0.43%	0.68%

[1]

“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. When the Fund invests in other DoubleLine funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested. The Adviser waived advisory fees in the amount of 0.01% pursuant to this waiver agreement in respect of investments made in other DoubleLine funds during the Fund’s most recent fiscal year. The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$44	$69
3 Years	$138	$218
5 Years	$241	$379
10 Years	$542	$847

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks current income by investing principally in debt securities of any kind. The Fund may invest without limit in mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, as well as those of private issuers not subject to any guarantee. Mortgage-backed securities include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters. The Fund may also invest in corporate debt obligations; asset-backed securities; foreign securities (corporate and government, including foreign hybrid securities); emerging market securities (corporate and government); inflation-indexed bonds; bank loans and assignments; income-producing securitized products, including CLOs; preferred securities; and other instruments bearing fixed or variable interest rates of any maturity.

The Adviser will normally seek to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of three years or less. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary significantly from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed three years at any time. The Fund may invest in individual securities of any maturity or duration.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal circumstances, the Fund intends to invest primarily in fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Adviser to be of comparable credit quality. The Fund may, however, invest up to 50% of its total assets in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the Adviser to be of comparable credit quality. Those instruments include high yield, high risk bonds, commonly known as “junk bonds.” The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. “Bonds” include bonds, debt securities and fixed income and income-producing instruments of any kind issued by governmental or private-sector entities. Most bonds consist of a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest, whether fixed, floating or variable, or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The Adviser interprets the term bond broadly as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

•

emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

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foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

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liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

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market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

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mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

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portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

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preferred securities risk: the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

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real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Code, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

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restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

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securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

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structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

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U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

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valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year, and since inception periods compare to those of two broad-based securities market indexes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	1.74%	Quarter ended 3/31/2019
Lowest:	(0.30%)	Quarter ended 6/30/2013

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was (0.26%).

Average Annual Total Returns (for the periods ended December 31, 2019)

Low Duration Bond Fund	One Year	Five Years	Since Inception (September 30, 2011)
Class I
Return Before Taxes	4.72%	2.51%	2.48%
Return After Taxes on Distributions	3.36%	1.35%	1.45%
Return After Taxes on Distributions and Sale of Fund Shares	2.78%	1.40%	1.45%
Class N
Return Before Taxes	4.47%	2.26%	2.22%
ICE BofA 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	3.55%	1.39%	1.04%
Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index (reflects no deduction for fees, expenses or taxes)	4.04%	1.69%	1.39%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. The Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index is an unmanaged index that tracks the performance of investment grade, dollar denominated, fixed rate, taxable bonds having a maturity of at least one year and less than three years. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Luz M. Padilla	Since the Fund’s inception in September 2011	Portfolio Manager
Robert Cohen	Since September 2016	Portfolio Manager
Jeffrey E. Gundlach	Since July 2019	Chief Executive Officer
Jeffrey J. Sherman	Since July 2019	Deputy Chief Investment Officer

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Floating Rate Fund

Investment Objective

The Fund’s investment objective is to seek a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	1.00%	1.00%
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I	Class N
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.20%	0.20%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses	0.71%	0.96%

[1]

“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$73	$98
3 Years	$227	$306
5 Years	$395	$531
10 Years	$883	$1,178

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in floating rate loans and other floating rate investments.

Floating rate loans are typically debt obligations with interest rates that adjust or “float” periodically, often on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate (such as LIBOR) plus a premium. Certain floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock and other debt instruments) in the event of bankruptcy (“Senior Loans”). Other floating rate loans may be unsecured obligations of the borrower. A floating rate loan may be structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Such floating rate loans may be acquired through the agent or from the borrower, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

Floating rate investments include, without limitation, bank loans, including assignments and participations; floating rate debt securities; inflation-indexed securities; certain mortgage- and asset-backed securities, and CDOs, including CLOs and CMOs, backed by floating rate instruments or structured as floating rate investments and having, in the judgment of the Adviser, characteristics similar to those of other floating rate investments; adjustable rate mortgages; floaters; inverse floaters; money market securities of all types; repurchase agreements; shares of money market and short-term bond funds; and floating rate loans of any kind (including, among others, subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities).

The Fund normally will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in floating rate loans and other floating rate investments. For purposes of this policy, any security or instrument will be considered a floating rate investment if it has a maturity of six months or less even if it pays a rate of interest rate that does not reset or adjust prior to maturity. The Fund’s investments in derivatives and other synthetic instruments that provide exposure comparable, in the judgment of the Adviser, to floating rate investments will be counted toward satisfaction of this 80% policy as well.

The Fund may invest in securities or instruments of any credit quality. The Fund expects that many or all of the Fund’s investments will be rated below investment grade or unrated but of comparable credit quality. Corporate bonds and other fixed income instruments, including certain floating rate investments, rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk securities, commonly known as “junk bonds”. The Fund may invest in securities of stressed, distressed, and defaulted issuers (including issuers involved in bankruptcy proceedings, reorganizations, financial restructurings, or otherwise experiencing financial hardship). Such investments entail high risk and have speculative characteristics.

Subject to the Fund’s policy to invest at least 80% of its net assets in floating rate loans and other floating rate investments, the Fund may invest any portion of its assets in bonds, debentures, notes and other debt instruments, preferred securities, money market securities, investment-grade debt securities, repurchase agreements, and any security or instrument bearing a fixed, floating or adjustable rate of interest, including by investing in other investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

The Fund may invest in obligations of corporate and governmental issuers of any maturity. The Fund may invest in foreign investments, including obligations of issuers in emerging markets, without limit.

The Fund’s investments in loans may include loans issued in an offering that has been oversubscribed. The Fund may be able to sell such investments at a gain shortly after those investments are made. If the Fund seeks to take advantage of such opportunities, it may lead to higher levels of portfolio turnover, increased transaction costs and greater amounts of taxable distributions to shareholders. There can be no assurance that the Adviser will be able to identify such opportunities successfully or sell any investments at a gain.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Fund may enter into derivatives transactions and other instruments of any kind for duration management purposes, hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund also may use derivatives transactions with the purpose or effect of creating investment leverage.

The Fund’s portfolio managers may consider a wide variety of factors in purchasing and selling investments for the Fund, including, without limitation, liquidity of the investment, fundamental analysis of the issuer, the credit quality of the issuer and any collateral securing the investment, the issuer’s management, capital structure, leverage, and operational performance, and the business outlook for the industry of the issuer. The Fund also may consider available credit ratings. Although the Fund’s portfolio managers may review credit ratings in making investment decisions, they typically perform their own investment analysis and generally do not rely upon the independent credit rating agencies in making investment decisions.

Proceeds from the sale of a loan may not be available to the Fund for a substantial period of time after the sale. As a result, it is possible that, during a period of substantial shareholder redemptions, proceeds from sales of loans by the Fund will not be available to the Fund on a timely basis for payment to redeeming shareholders. The Fund might as a result incur significant borrowing or other expenses, be forced to sell other securities with shorter settlement periods at unfavorable times or prices, or be forced to delay payment of redemption proceeds beyond the customary period.

Portfolio securities may be sold at any time. By way of example, the Fund’s portfolio managers may sell a Fund investment in order to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the investment no longer represents a relatively attractive investment opportunity, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual investment has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

collateralized debt obligations risk: the risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information (“Confidential Information”) by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time. Also, certain issuers of floating rate loans or other investments may not have any publicly traded securities (“Private Issuers”) and may offer private information pursuant to confidentiality agreements or similar arrangements. The Adviser may access such private information, while recognizing that the receipt of that information could potentially limit the Fund’s ability to trade in certain securities, including if the Private Issuer later issues publicly traded securities. In addition, in circumstances when the Adviser declines to receive Confidential Information from issuers of floating rate loans or other investments, the Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments, and the Fund may not take advantage of investment opportunities that it otherwise might have if it had received such Confidential Information. In managing the Fund, the Adviser may seek to avoid the receipt of Confidential Information about the issuers of floating rate loans or other investments being considered for acquisition by the Fund or held in the Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of the Adviser’s clients, including, potentially, the Fund, from trading in securities they hold or in which they may invest.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

¡

extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

¡

interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

¡

prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

•

emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment. During periods of severe market stress, it is possible that the market for loans may become highly illiquid. In such an event, the Fund may find it difficult to sell loans it holds, and, for loans it is able to sell in such circumstances, the trade settlement period may be longer than anticipated.

•

mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk: the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

•

U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year, and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	3.35%	Quarter ended 3/31/2019
Lowest:	(3.06%)	Quarter ended 12/31/2018

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was (3.89%).

Average Annual Total Returns (for the periods ended December 31, 2019)

Floating Rate Fund	One Year	Five Years	Since Inception (February 1, 2013)
Class I
Return Before Taxes	6.74%	3.45%	3.18%
Return After Taxes on Distributions	4.48%	1.64%	1.56%
Return After Taxes on Distributions and Sale of Fund Shares	3.96%	1.83%	1.70%
Class N
Return Before Taxes	6.45%	3.19%	2.96%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	8.64%	4.45%	4.05%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The S&P/LSTA Leveraged Loan Index is a capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Robert Cohen	Since the Fund’s inception in February 2013	Director of Global Developed Credit
Philip Kenney	Since July 2018	Director of Corporate Research

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Flexible Income Fund

Investment Objective

The Fund’s investment objective is to seek long-term total return while striving to generate current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I	Class N
Management Fees	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.11%	0.11%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses	0.74%	0.99%

[1]

“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. When the Fund invests in other DoubleLine funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested. The Adviser waived advisory fees in the amount of 0.04% pursuant to this waiver agreement in respect of investments made in other DoubleLine funds during the Fund’s most recent fiscal year. The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$76	$101
3 Years	$237	$315
5 Years	$411	$547
10 Years	$918	$1,213

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by active asset allocation among market sectors in the fixed income universe. These sectors may include, for example, U.S. Government securities, corporate debt securities, mortgage- and other asset-backed securities, foreign debt securities, including emerging market debt securities, loans, and high yield debt securities. The Adviser has broad flexibility to use various investment strategies and to invest in a wide variety of fixed income instruments that the Adviser believes offer the potential for current income, capital appreciation, or both. The Fund is not constrained by management against any index.

The Adviser expects to allocate the Fund’s assets in response to changing market, financial, economic, and political factors and events that the Fund’s portfolio managers believe may affect the values of the Fund’s investments. The allocation of the Fund’s assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The Fund may invest in securities of any credit quality. The Fund may invest without limit in securities rated below investment grade (securities rated

Ba1 or below by Moody’s and BB+ or below by S&P and Fitch Ratings, Inc. (“Fitch”)) or unrated securities judged by the Adviser to be of comparable quality.

Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”.

The Fund may invest without limit in foreign securities, including emerging market securities and securities denominated in foreign currencies, including the local currencies of emerging markets.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser seeks to manage the Fund’s duration based on the Adviser’s view of, among other things, future interest rates and market conditions. There are no limits on the duration of the Fund’s portfolio. The Adviser retains broad discretion to modify the Fund’s duration within a wide range, including the discretion to construct a portfolio of investments for the Fund with a negative duration. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser.

Under normal circumstances, the Fund intends to invest principally in instruments the Adviser expects to produce current income. These might include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) corporate obligations; (iii) mortgage-backed securities (including commercial and residential mortgage-backed securities) and other asset-backed securities, CMOs, government mortgage pass-through securities, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities), and inverse floaters; (iv) CDOs, including CLOs; (v) foreign securities (corporate and government, including foreign hybrid securities), including emerging market securities; (vi) fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, senior loans, second lien or other subordinated or unsecured fixed or floating rate loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities), which may take the form of loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); (vii) municipal securities and other debt obligations issued by states, local governments, and government-sponsored entities, including their agencies, authorities, and instrumentalities; (viii) inflation-indexed bonds; (ix) convertible securities; (x) preferred securities; (xi) REIT securities; (xii) distressed and defaulted securities; (xiii) payment-in-kind bonds; (xiv) zero-coupon bonds; (xv) custodial receipts, cash and cash equivalents; (xvi) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (xvii) other instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund also may use derivatives transactions with the purpose or effect of creating investment leverage. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful. The Fund may enter into currency-related transactions, including forward exchange contracts and futures contracts. The Fund may, but will not necessarily, enter into foreign currency exchange transactions to hedge against currency exposure in its portfolio.

The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset’s value will decrease between the time the position is established and the agreed date of sale.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls), which may create investment leverage.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

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asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk: the risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks — LIBOR Risk” above for more information.

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emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

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focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

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foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk: the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Code or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund.

•

sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

•

U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year and since inception periods compare to those of a broad-based securities market index and another performance benchmark. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	3.08%	Quarter ended 3/31/2019
Lowest:	(1.25%)	Quarter ended 12/31/2018

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was (3.95%).

Average Annual Total Returns (for the periods ended December 31, 2019)

Flexible Income Fund	One Year	Five Years	Since Inception (April 7, 2014)
Class I
Return Before Taxes	7.21%	3.67%	3.61%
Return After Taxes on Distributions	5.28%	1.89%	1.84%
Return After Taxes on Distributions and Sale of Fund Shares	4.24%	2.00%	1.96%
Class N
Return Before Taxes	6.96%	3.40%	3.35%
ICE BofA 1-3 Year Eurodollar Index (reflects no deduction for fees, expenses or taxes)	5.14%	2.25%	2.05%
LIBOR USD 3 Month (reflects no deduction for fees, expenses or taxes)	2.40%	1.39%	1.25%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The LIBOR (i.e., the London Interbank Offered Rate) USD 3 Months is an indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market. The ICE BofA 1-3 Year Eurodollar Index is a subset of the ICE BofA Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The ICE BofA Eurodollar Index tracks the performance of US dollar denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch). It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey E. Gundlach	Since the Fund’s inception in April 2014	Chief Executive Officer
Jeffrey J. Sherman	Since September 2016	Deputy Chief Investment Officer

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Investment Objective

The Fund’s investment objective is to seek long term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I		Class N
Management Fees	0.50%		0.50%
Distribution and/or Service (12b-1) Fees	None		0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.13%		0.13%
Total Annual Fund Operating Expenses	0.63%		0.88%
Fee Waiver and/or Expense Reimbursement[1]	(0.04%	)	(0.04%	)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59%		0.84%

[1]

The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 0.59% for Class I shares and 0.84% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations will apply until at least July 31, 2021, except that they may be terminated by the Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Any such recoupment may not cause the Fund’s ordinary operating expenses to exceed the expense limitation that was in place when the fees were waived or expenses reimbursed. Additionally, the Adviser would generally seek recoupment only in accordance with the terms of any expense limitation that is in place at the time of recoupment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fund’s expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$60	$86
3 Years	$198	$277
5 Years	$347	$484
10 Years	$783	$1,081

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests primarily in debt obligations issued by sovereign, quasi-sovereign and private (non-government) emerging market issuers. Sovereign and quasi-sovereign emerging market issuers include governments of emerging market countries, and governmental entities or agencies, and issuers that are owned, in whole or in part, or whose obligations are guaranteed, in whole or in part, by a government or governmental entity or agency of an emerging market country. Private emerging market issuers include private (non-governmental) issuers domiciled or located in emerging market countries, issuers with their principal place of business or corporate headquarters located in an emerging market country, or issuers the Adviser has determined are emerging market issuers based on a consideration of a number of qualitative factors, including the relative importance of emerging markets to the issuer’s business, including the issuer’s profits, revenues, assets and/or future potential growth.

Although the Fund may invest in individual securities of any maturity or duration, the Adviser will normally seek to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of three years or less. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary significantly from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed three years at any time.

An “emerging market country” is a country that, at the time the Fund invests in the related fixed income obligations, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may invest without limit in investments denominated in any currency, but currently expects to invest a substantial amount of its assets in investments denominated in the U.S. dollar.

The Fund generally will invest in at least three emerging market countries. In allocating investments among various emerging market countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors may include:

•	public finances;

•	monetary policy;

•	external accounts;

•	financial markets;

•	foreign investment regulations;

•	stability of exchange rate policy; and

•	labor conditions.

The Fund may invest in obligations of any credit quality, including those that at the time of investment are rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization or in unrated securities that are determined by the

Adviser to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”.

The Fund may invest in fixed income and debt obligations of any kind. Fixed income obligations include bonds, debt securities and fixed income and income-producing instruments of any kind issued or guaranteed by governmental or private-sector entities and other securities or instruments bearing fixed, floating, or variable interest rates of any maturity. Most fixed income obligations consist of a security or instrument having one or more of the following characteristics: an income-producing obligation, an obligation issued at a discount to its face value, an obligation that pays interest, whether fixed, floating or variable, or an obligation with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the obligation. The Adviser interprets the term fixed income obligation broadly as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the ownership of corporate equity unless that equity represents an indirect or derivative interest in one or more debt securities. The Fund’s fixed-income investments may include, by way of example, corporate debt obligations; mortgage- and asset-backed securities; inflation-indexed bonds; fixed and floating rate loans of any kind (including, among others, bank loans, and assignments, participations, subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities); income-producing securitized products; and preferred securities.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income instruments. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Fund may invest in hybrid securities relating to emerging market countries.

The Fund may invest up to 20% of its net assets in defaulted corporate securities. The Fund might do so, for example, where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may exceed current market values. In addition, the Fund may invest in defaulted sovereign investments, including, for example, where the portfolio managers believe the expected debt sustainability of the country is not reflected in current market valuations.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund also may use derivatives transactions with the purpose or effect of creating investment leverage. The Fund may enter into currency-related transactions, including spot transactions, forward exchange contracts and futures contracts. The Fund may, but will not necessarily, enter into foreign currency exchange transactions to take a “long” or “short” position in a currency or to hedge against currency exposure in its portfolio. The results of such transactions also may represent, from time to time, a significant component of the Fund’s investment returns. The Adviser considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

There is no limit on the amount of the Fund’s assets that may be allocated to one or more specific asset classes or market sectors.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

¡

extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

¡

interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks — LIBOR Risk” above for more information.

•

emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•	market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•

sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year, and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	3.29%	Quarter ended 3/31/2019
Lowest:	(3.39%)	Quarter ended 9/30/2015

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was 0.17%.

Average Annual Total Returns (for the periods ended December 31, 2019)

Low Duration Emerging Markets Fixed Income Fund	One Year	Five Years	Since Inception (April 7, 2014)
Class I
Return Before Taxes	7.73%	3.41%	3.27%
Return After Taxes on Distributions	5.92%	1.95%	1.79%
Return After Taxes on Distributions and Sale of Fund Shares	4.55%	1.95%	1.83%
Class N
Return Before Taxes	7.45%	3.16%	3.02%
J.P. Morgan CEMBI Broad Diversified 1-3 Year Index (reflects no deduction for fees, expenses or taxes)	7.23%	4.41%	3.80%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The J.P. Morgan CEMBI Broad Diversified 1-3 Year Index is a market capitalization weighted index consisting of US denominated emerging market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe, and the Middle East/Africa. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Mark W. Christensen	Since the Fund’s inception in April 2014	Portfolio Manager
Su Fei Koo	Since the Fund’s inception in April 2014	Portfolio Manager
Luz M. Padilla	Since the Fund’s inception in April 2014	Portfolio Manager

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Long Duration Total Return Bond Fund

Investment Objective

The Fund’s investment objective is to seek long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I		Class N
Management Fees[1]	0.35%		0.35%
Distribution and/or Service (12b-1) Fees	None		0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.18%		0.18%
Acquired Fund Fees and Expenses[2]	0.01%		0.01%
Total Annual Fund Operating Expenses	0.54%		0.79%
Fee Waiver and/or Expense Reimbursement[3]	(0.03%	)	(0.03%	)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.51%		0.76%

[1]	Restated to reflect current fees.

[2]

“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds.

[3]

The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 0.50% for Class I shares and 0.75% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations will apply until at least July 31, 2021, except that they may be terminated by the Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Any such recoupment may not cause the Fund’s ordinary operating expenses to exceed the expense limitation that was in place when the fees were waived or expenses reimbursed. Additionally, the Adviser would generally seek recoupment only in accordance with the terms of any expense limitation that is in place at the time of recoupment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fund’s expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$52	$78
3 Years	$170	$249
5 Years	$299	$436
10 Years	$674	$975

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term total return comprised of capital growth and current income by investing principally in debt securities of any kind. The Fund may invest without limit in mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, as well as those of private issuers not subject to any guarantee. Mortgage-backed securities include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters. The Fund may also invest in corporate debt obligations; asset-backed securities; foreign securities (corporate and government, including foreign hybrid securities); emerging market securities (corporate and government); inflation-indexed bonds; bank loans and assignments; income-producing securitized products, including CLOs; preferred securities; and other instruments bearing fixed or variable interest rates of any maturity.

Under normal circumstances, the Adviser expects to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of at least ten years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary significantly from time to time based on, among other things, fluctuations in interest rates, changes in the rate of prepayments on mortgages underlying the Fund’s mortgage-related investments, and the Adviser’s expectations with respect to future interest rates. There can be no assurance that the effective duration of the Fund’s investment portfolio will equal or exceed ten years at all times. The Fund may invest in individual securities of any maturity or duration. Because the Fund will usually have a relatively long duration, the value of its shares will be especially sensitive to changes in interest rates.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal circumstances, the Fund intends to invest primarily in fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Adviser to be of comparable credit quality. The Fund may, however, invest up to 20% of its total assets in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the Adviser to be of comparable credit quality. Those instruments include high yield, high risk bonds, commonly known as “junk bonds”. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 30% of its total assets, and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in obligations of governmental or private obligors in emerging market countries. The Adviser considers an “emerging market country” to be a country that, at the time of investment is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion and subject to the duration parameters described above, adjust the Fund’s exposure to interest rate risk. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may also engage in short sales or take short positions, either to adjust its duration or for other investment purposes. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. “Bonds” include bonds, debt securities and fixed income and income-producing instruments of any kind issued by governmental or private-sector entities. Most bonds consist of a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest, whether fixed, floating or variable, or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The Adviser interprets the term bond broadly as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk: the risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

¡

credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

¡

extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

¡

interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

¡

prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

¡	LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

•	emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

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financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

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focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

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large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

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loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

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market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk: the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Code, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund.

•	sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.

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structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

•

U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year, and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	6.56%	Quarter ended 3/31/2016
Lowest:	(10.10%)	Quarter ended 12/31/2016

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was 17.15%.

Average Annual Total Returns (for the periods ended December 31, 2019)

Long Duration Total Return Bond Fund	One Year	Five Years	Since Inception (December 15, 2014)
Class I
Return Before Taxes	11.54%	3.97%	3.99%
Return After Taxes on Distributions	9.70%	2.51%	2.54%
Return After Taxes on Distributions and Sale of Fund Shares	7.27%	2.43%	2.45%
Class N
Return Before Taxes	11.38%	3.72%	3.74%
Bloomberg Barclays U.S. Long Government/Credit Index (reflects no deduction for fees, expenses or taxes)	19.59%	5.42%	5.46%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The Bloomberg Barclays U.S. Long Government/Credit Index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. government debt and supranational debt. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey E. Gundlach	Since the Fund’s inception in December 2014	Chief Executive Officer
Vitaliy Liberman	Since the Fund’s inception in December 2014	Portfolio Manager

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Global Bond Fund

Investment Objective

The Fund’s investment objective is to seek long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I	Class N
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.05%	0.05%
Total Annual Fund Operating Expenses	0.55%	0.80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$56	$82
3 Years	$176	$255
5 Years	$307	$444
10 Years	$689	$990

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests primarily in debt obligations issued by governments and governmental agencies, authorities or instrumentalities, located anywhere in the world. The Fund expects to invest significantly in obligations of members of the G20, an organization of governments composed of 20 of the major economies in the world, including developed markets and emerging market economies.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. Bonds include debt securities, debt obligations, fixed-income instruments, and any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. For these purposes, the term bond shall be interpreted broadly to include any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For purposes of the Fund’s 80% policy, bonds also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities, such as an ETF that invests in bonds. If the Fund changes its 80% policy, it will notify shareholders at least 60 days in advance of the change.

The Adviser expects to allocate the Fund’s assets among a variety of debt instruments based on the Adviser’s view of their potential to provide current income, capital appreciation, or both, as well as the Adviser’s view of changing global macroeconomic conditions such as, but not limited to, broad dollar trends, commodity cycles, cross border trade and portfolio flows, and relative growth and inflation differentials. The Adviser will also consider changes in a specific country’s market, economic, monetary and political factors and other developments that the Adviser believes may affect the values of the Fund’s investments.

The Fund’s investment universe includes, without limitation, sovereign debt, including U.S. Government securities; quasi-sovereign debt, such as obligations issued by governmental agencies and instrumentalities; and supra-national obligations. The Fund may also invest in obligations of private, non-governmental issuers. The Fund’s investments may include government and private high yield and defaulted debt securities; inflation-indexed securities; mortgage- and asset-backed securities; bank loans; and securities or structured products that are linked to or derive their values from another security, asset or currency of any country or issuer in which the Fund may otherwise invest.

The Fund expects normally to have significant exposure to foreign currencies, which may be achieved by investing in bonds denominated in the local currencies of foreign issuers or by investing in currencies directly or in currency-related instruments, such as forward contracts. The Fund may enter into foreign currency exchange transactions, including foreign currency futures and forward contracts and foreign currency swaps and options, to take long or short positions in various currencies, including currencies to which the Fund might not otherwise have exposure, in order to benefit from changes in the values of those currencies anticipated by the Adviser. The Fund may also, but will not necessarily, enter into foreign currency exchange transactions in order to hedge against changes in the values of its portfolio investments due to declines in the values of the currencies in which those investments are denominated against the U.S. dollar. The Fund may use any of the instruments, or any combination of the instruments, above (e.g., an interest rate swap combined with a long forward currency contract) to create long or short synthetic positions as a substitute for a cash investment. Foreign currency exchange transactions may have the effect of creating investment leverage in the Fund’s portfolio and the returns from such transactions may represent, from time to time, a significant component of the Fund’s investment returns.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal market conditions, the Fund will generally invest in securities that provide exposure to at least three different countries, not including the United States. There is no limit on the percentage of the Fund that may be invested in emerging market countries or in any single or small number of currencies or issuers.

The Fund normally invests principally in “investment grade” securities (i.e., those rated above Ba1 by Moody’s or above BB+ by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality). The Fund normally will not invest more than 25% of its total assets in fixed income instruments that are, at the time of purchase, rated or determined by the Adviser to be below investment grade. Fixed income instruments rated below investment grade, or unrated securities that are determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. Generally, lower-rated debt securities offer a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity.

The Fund is classified as a non-diversified fund under the 1940 Act, and may invest in the securities of a smaller number of issuers than a diversified fund.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than one year and no more than ten years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income securities would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Adviser may also seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

In addition to its use of foreign currency exchange transactions, the Fund may use other derivatives transactions with the purpose or effect of creating investment leverage or for other purposes. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, or other indicators of value, or to hedge against portfolio exposures. The Adviser considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions. The Fund will incur costs in implementing derivatives strategies, and there can be no assurance that the Fund will engage in derivatives strategies or that any such strategy will be successful. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s Statement of Additional Information (“SAI”).

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

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affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

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asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

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asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

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counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

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defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

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derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks –LIBOR Risk” above for more information.

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emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

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focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

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foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

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high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

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inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

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investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

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large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

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leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

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liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

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loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

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market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

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mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

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non-diversification risk: the risk that, because a relatively higher percentage of the Fund’s assets may be invested in a limited number of issuers, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

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portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

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portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

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restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

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securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund.

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sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.

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structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

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U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

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valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	5.63%	Quarter ended 3/31/2016
Lowest:	(7.87%)	Quarter ended 12/31/2016

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was (0.38%).

Average Annual Total Returns (for the periods ended December 31, 2019)

Global Bond Fund	One Year	Since Inception (December 17, 2015)
Class I
Return Before Taxes	3.99%	2.14%
Return After Taxes on Distributions	3.49%	1.73%
Return After Taxes on Distributions and Sale of Fund Shares	2.36%	1.46%
Class N
Return Before Taxes	3.70%	1.89%
FTSE World Government Bond Index (WGBI) (reflects no deduction for fees, expenses or taxes)	5.90%	3.55%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The WGBI measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently includes sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 30 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey E. Gundlach	Since the Fund’s inception in December 2015	Chief Executive Officer
William Campbell	Since July 2016	Portfolio Manager
Valerie Ho	Since July 2016	Portfolio Manager

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Ultra Short Bond Fund

Investment Objective

The Fund’s investment objective is to seek to provide a level of current income consistent with limited price volatility.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I	Class N
Management Fees	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.08%	0.08%
Total Annual Fund Operating Expenses	0.23%	0.48%
Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$24	$49
3 Years	$74	$154
5 Years	$130	$269
10 Years	$293	$604

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to provide a level of current income consistent with limited price volatility by investing principally in investment grade, U.S. dollar-denominated debt instruments, including bank obligations, commercial paper, asset-backed commercial paper, and repurchase agreements. The Fund may also invest in certificates of deposit, time deposits, debentures and discount notes issued by agencies of the U.S. Government, pre-refunded bonds, including pre-refunded municipal bonds, corporate debt obligations, mortgage-backed securities of any maturity or type that are issued by, guaranteed by, or secured by collateral that is guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations, other asset-backed securities of any maturity or type, including those issued by private issuers and not subject to any government guarantee or credit support, dollar-denominated foreign securities (corporate and government), inflation-indexed bonds, income-producing securitized products, preferred securities, and other instruments bearing fixed or variable interest rates of any maturity. The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund is not subject to the credit quality, liquidity, diversification or other limitations imposed on money market funds by Rule 2a-7 under the 1940 Act.

The Adviser will normally seek to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of one year or less. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary significantly from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed one year. The Fund may invest in obligations of any maturity, but will principally invest in debt obligations with a maturity of 397 days or less.

Under normal circumstances, the Fund intends to invest only in fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Adviser to be of comparable credit quality. The Fund’s dollar-weighted average credit quality will vary over time based on, among other things, market conditions, the Adviser’s investment views and expectations for market conditions, and changes in an issuer’s credit rating or credit quality.

Obligations of companies in the financial services sector may constitute a significant portion or substantially all of the Fund’s portfolio securities.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. “Bonds” include bonds, debt securities and fixed income and income-producing instruments of any kind issued by governmental or private-sector entities. Most bonds consist of a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest, whether fixed, floating or variable, or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The Adviser interprets the term bond broadly as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies, such as money market funds, and including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

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affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

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asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

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commercial paper risk: the risk that the issuer of commercial paper cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment.

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counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks –LIBOR Risk” above for more information.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

preferred securities risk: the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Code, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

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restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

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structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

•

U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	0.95%	Quarter ended 3/31/2019
Lowest:	0.24%	Quarter ended 12/31/2018

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was 0.38%.

Average Annual Total Returns (for the periods ended December 31, 2019)

Ultra Short Bond Fund	One Year	Since Inception (June 30, 2016)
Class I
Return Before Taxes	2.90%	1.69%
Return After Taxes on Distributions	1.92%	1.05%
Return After Taxes on Distributions and Sale of Fund Shares	1.71%	1.01%
Class N
Return Before Taxes	2.74%	1.47%
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	2.28%	1.48%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The ICE BofA 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closes to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey Lee	Since the Fund’s inception in June 2016	Portfolio Manager
Monica Erickson	Since September 2016	Portfolio Manager

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Infrastructure Income Fund

Investment Objective

The Fund’s investment objective is to seek long-term total return while striving to generate current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I	Class N
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.06%	0.06%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses	0.57%	0.82%

[1]

“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$58	$84
3 Years	$183	$262
5 Years	$318	$455
10 Years	$714	$1,014

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in “Infrastructure Investments.” Infrastructure Investments include any assets or projects that support the operation, function, growth or development of a community or economy.

The Infrastructure Investments in which the Fund may invest include, without limitation, fixed or floating-rate debt instruments, loans or other income-producing instruments issued:

•	by companies or other issuers to finance (or re-finance) the ownership, development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets;

•	by companies or other issuers that invest in, own, lease or hold infrastructure assets; and

•

by companies or other issuers that operate infrastructure assets or provide services, products or raw materials related to the development, construction, maintenance, renovation, enhancement or operation of infrastructure assets.

The Fund may hold instruments issued by a wide range of entities including, among others, operating companies, holding companies, special purpose vehicles, including vehicles created to hold or finance infrastructure assets, municipal issuers, and governments and governmental agencies, authorities or instrumentalities.

The infrastructure assets to which the Fund may have exposure through its investments include, without limitation, assets related to:

•	transportation (e.g., airports, metro systems, subways, railroads, ports, toll roads);

•	transportation equipment (e.g., shipping, aircraft, railcars, containers);

•	electric utilities and power (e.g., power generation, transmission and distribution);

•	energy (e.g., exploration and production, pipeline, storage, refining and distribution of energy), including renewable energies (e.g., wind, solar, hydro, geothermal);

•	communication networks and equipment;

•	water and sewage treatment;

•	social infrastructure (e.g., health care facilities, government buildings and other public service facilities); and

•	metals, mining, and other resources and services related to infrastructure assets (e.g., cement, chemical companies).

The Fund may invest without limit in Infrastructure Investments in the United States or in foreign countries, including emerging market countries. However, the Fund generally seeks to invest principally in instruments denominated in U.S. dollars.

Although, under normal circumstances, the Fund intends to invest more than 50% of its net assets in investment grade investments (i.e., those rated above Ba1 by Moody’s or above BB+ by S&P, Fitch, Kroll Bond Rating Agency or the equivalent by any other nationally recognized rating organization) and unrated instruments considered by the Adviser to be of comparable credit quality, the Fund may purchase investments of any credit quality, including investments that are rated below investment grade or unrated instruments considered by the Adviser to be of comparable credit quality. Instruments rated below investment grade and unrated instruments of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

Generally, lower-rated debt securities offer the potential for a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity.

The Fund may invest without limit in debt obligations, loans and other income-producing instruments where the obligation to repay principal and pay interest or otherwise make payments to the Fund is secured by underlying infrastructure asset(s) (e.g., a power generating facility, aircraft, railcars, and/ or containers) or secured solely by an equity ownership stake in a particular asset or project. Alternatively, the Fund may invest in income-producing instruments where the obligation to repay principal and pay interest is unsecured and backed only by the creditworthiness of the issuer.

The Fund may invest in debt obligations, income-producing instruments and infrastructure-related investments of any kind, including, without limitation, (i) project bonds; (ii) corporate obligations; (iii) loans; (iv) mortgage-backed securities; (v) asset-backed securities (including securities collateralized by installment loan contracts and/or leases of various types of real and personal property such as aircraft and cellular towers); (vi) foreign corporate securities, including emerging market securities; (vii) enhanced equipment trust certificates (“EETCs”) and equipment trust certificates (“ETCs”); (viii) debt obligations issued or guaranteed by governments or governmental agencies; (ix) credit-linked notes; (x) municipal bonds; (xi) pass-through notes; (xii) perpetual maturity bonds; and (xiii) other instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may invest in any level of the capital structure of an issuer of asset-backed securities, including the equity or “first loss” tranche. Loans include, without limitation, secured and unsecured senior loans, term loan Bs, mezzanine, second lien, and other subordinated loans, loan participations and assignments, and other fixed and floating rate loans.

The Fund may use derivative transactions for any purpose, including to create efficient investment exposure, create investment leverage, hedge against portfolio exposures, create indirect long or short positions as a substitute for a cash investment, or to manage the Fund’s duration or adjust the Fund’s exposure to changes in market interest rates. The Fund will incur costs in implementing derivatives strategies, and there can be no assurance that the Fund will engage in derivatives strategies or that any such strategy will be successful.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies, and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser intends, under normal market conditions, to construct an investment portfolio with a dollar-weighted average effective duration of no less than two years and no more than ten years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income securities would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and loan prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information (“Confidential Information”) by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time. Also, certain issuers of floating rate loans or other investments may not have any publicly traded securities (“Private Issuers”) and may offer private information pursuant to confidentiality agreements or similar arrangements. The Adviser may access such private information, while recognizing that the receipt of that information could potentially limit the Fund’s ability to trade in certain securities, including if the Private Issuer later issues publicly traded securities. In addition, in circumstances when the Adviser declines to receive Confidential Information from issuers of floating rate loans or other investments, the Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments, and the Fund may not take advantage of investment opportunities that it otherwise might have if it had received such Confidential Information. In managing the Fund, the Adviser may seek to avoid the receipt of Confidential Information about the issuers of floating rate loans or other investments being considered for acquisition by the Fund or held in the Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of the Adviser’s clients, including, potentially, the Fund, from trading in securities they hold or in which they may invest.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

¡	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

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derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

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emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

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focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

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high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

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infrastructure sector risk: The values of the Fund’s Infrastructure Investments may be entirely dependent upon the successful development, construction, maintenance, renovation, enhancement or operation of infrastructure assets or infrastructure-related projects. Accordingly, the Fund has significant exposure to adverse economic, regulatory, political, legal, demographic, environmental, and other developments affecting the success of the Infrastructure Investments in which it directly or indirectly invests. In addition to the risks described above, sector-specific risks may adversely affect the values of the Fund’s investments. A summary of some of the principal sector-specific risks is included below. The inclusion of a specific risk below with respect to a specific sector does not mean that that risk does not also apply in respect of the Fund’s other investments:

¡	transportation: transportation-related infrastructure assets may be adversely affected by, among other things, economic and market changes, fuel prices, labor relations, geo-political concerns and insurance costs. Transportation-related infrastructure assets and related businesses may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

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electric utilities and power: utility- and power-related infrastructure assets may have difficulty obtaining financing during periods of inflation or unsettled capital markets; may be subject to greater competition as a result of deregulation; face changes in climate or environmental policy; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters.

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energy: energy-related infrastructure assets may be adversely affected by one or more of the following: the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition, government regulation, technological advances, risk of liability from accidents resulting in injury or loss of life or property, supply of products and services, and world events.

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renewable energy: renewable-energy related infrastructure assets may be adversely affected by changes in government policy relating to incentives and subsidies for renewable energy assets, technological developments (or the application thereof), unforeseen technical deficiencies with installations, and the reliance of any renewable energy project, or group of projects, on variable resources.

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communication networks and equipment: infrastructure assets in the telecommunications sector may be adversely affected by increased competition, regulation by various regulatory authorities, distressed cash flows due to the need to commit substantial capital to meet increasing competition, technological advances, limited availability of franchise and licensing rights, and high barriers to market entry. Various forms of cyber attack threaten communication networks and could severely hamper any infrastructure project dependent upon communication networks and equipment.

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public and social infrastructure: public and social infrastructure assets, such as hospitals, schools, government accommodations, and other public service facilities projects, may be subject to risks that include, but are not limited to, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of such services, uncertainties concerning costs, adverse political developments, and the level of government spending on infrastructure projects.

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metals and mining: investments in metals and mining related infrastructure assets may be speculative and subject to greater price volatility than investments in other types of companies. The performance of assets in this sector is related to, among other things, worldwide metal prices, and extraction and production costs.

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industrial: industrial-related infrastructure assets may be adversely affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, changes or trends in commodity prices, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these assets and their ability to repay their debts.

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investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

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large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The

Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

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leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

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liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

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loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

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market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

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mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

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municipal bond risk: the risk that investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which the Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investments in municipal bonds may therefore be more dependent on the analytical abilities of the Adviser than its investments in other types of bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected. Taxable municipal bonds involve similar risks as tax-exempt municipal bonds, including credit and market risk.

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portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

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portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

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restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

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securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

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structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

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U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

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valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	2.87%	Quarter ended 3/31/2019
Lowest:	(1.15%)	Quarter ended 3/31/2018

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was 0.86%.

Average Annual Total Returns (for the periods ended December 31, 2019)

Infrastructure Income Fund	One Year	Since Inception (April 1, 2016)
Class I
Return Before Taxes	8.30%	4.14%
Return After Taxes on Distributions	6.79%	2.80%
Return After Taxes on Distributions and Sale of Fund Shares	4.89%	2.57%
Class N
Return Before Taxes	8.04%	3.88%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.12%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. This index covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Damien Contes	Since the Fund’s inception in April 2016	Portfolio Manager
Andrew Hsu	Since the Fund’s inception in April 2016	Portfolio Manager

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Income Fund

Investment Objective

The Fund’s investment objective is to maximize total return through investment principally in income-producing securities.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I		Class N
Management Fees	0.50%		0.50%
Distribution and/or Service (12b-1) Fees	None		0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.63%		0.51%
Acquired Fund Fees and Expenses[1]	0.01%		0.01%
Total Annual Fund Operating Expenses	1.14%		1.27%
Fee Waiver and/or Expense Reimbursement[2]	(0.48%	)	(0.36%	)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.66%		0.91%

[1]

“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds.

[2]

DoubleLine Capital has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 0.65% for Class I shares and 0.90% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations will apply until at least September 2, 2021 except that they may be terminated by the Board of Trustees at any time. To the extent that DoubleLine Capital waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Any such recoupment may not cause the Fund’s ordinary operating expenses to exceed the expense limitation that was in place when the fees were waived or expenses reimbursed. Additionally, the Adviser would generally seek recoupment only in accordance with the terms of any expense limitation that is in place at the time of recoupment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fund’s expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$67	$93
3 Years	$315	$367
5 Years	$581	$662
10 Years	$1,343	$1,502

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from the Fund’s commencement of operations on September 3, 2019 through the most recent fiscal period ended March 31, 2020, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a portfolio of income-producing instruments of varying characteristics selected by the Adviser for their potential to provide a high level of current income, capital appreciation or both.

The Fund will also seek to construct a portfolio that provides yield and duration characteristics that are attractive relative to those offered by a portfolio of corporate debt instruments by investing principally in a combination of mortgage-backed securities, other asset-backed securities, and collateralized loan obligations (“CLOs”).

The Fund expects normally to invest principally, and potentially all of its assets, in a combination of lower quality and unrated debt instruments. The Fund may invest in securities of any credit quality and may invest without limit in securities rated below investment grade (securities rated Ba1 or below by Moody’s and BB+ or below by S&P and Fitch Ratings, Inc. (“Fitch”)) and unrated securities, including those judged by the Adviser to be of below investment grade quality. High yield corporate bonds and certain other fixed income instruments in which the Fund may invest are commonly known as “junk bonds.” Mortgage-backed securities in which the Fund may invest include, without limitation: mortgage-related securities of any maturity or type, including residential or commercial mortgage-backed securities, those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, and privately issued mortgage-backed securities; pass-through securities, including government, private, and multiclass pass-through securities; stripped mortgage securities (interest-only and principal-only securities); and those backed by collateral such as non-performing and/or re-performing loans, non-qualifying mortgage loans, and single asset, single borrower loans.

The other asset-backed securities in which the Fund will invest include, without limitation: inverse floaters; obligations backed or supported by leases of various types, including leases of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets); securities backed by receivables from credit card agreements and automobile finance agreements; student loans; consumer loans; home equity loans; mobile home loans; boat loans; loans of any type that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights; and CLOs, including CLOs backed by any of the previously mentioned assets or instruments, such as CLOs backed by covenant-lite loans.

In pursuing its investment objective, the Fund may also invest directly in residential or commercial real estate loans, individually or in pools of loans, which loans may include senior mortgage loans and mezzanine loans, second lien loans or other types of subordinated loans, any of which may be covenant-lite.

In selecting among available residential or commercial mortgage-backed securities, the Fund expects to consider, among other things, available yield, duration characteristics, collateral quality, level of correlation to other risk assets, supply/demand technicals, and sponsor quality. With respect to asset-backed securities, the Fund also expects to seek diversified opportunities with varying risk/return profiles across different sectors of that market. The Fund will seek CLOs that offer, among other characteristics, attractive yields, diversification within the underlying pool of loans, and quality management. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including subordinated or residual tranches and the equity or “first loss” tranche.

The Adviser has broad discretion to manage the Fund’s portfolio duration; however, the Adviser expects normally to construct an investment portfolio with a dollar-weighted average effective duration similar to, or shorter than, that of its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, which was 6.04 as of June 30, 2020. The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser seeks to manage the Fund’s duration based on the Adviser’s view of, among other things, future interest rates and market conditions. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The Fund may invest in individual securities of any maturity or duration. The effective duration of the Fund’s investment portfolio may vary significantly from time to time and may be negative at certain times, and there is no assurance that the effective duration of the Fund’s investment portfolio will remain within the targeted range described above.

Although the Fund will normally invest principally in mortgage-backed securities, other asset-backed securities and CLOs, the Fund may invest in other debt instruments of any kind. The Adviser expects to allocate and re-allocate the Fund’s assets among income-producing investments with varying characteristics in response to changing market, financial, economic, and other conditions in an attempt to construct a portfolio that maximizes total return. In addition to the instruments described above, the Fund’s principal investments may include, without limitation, (i) U.S. Treasury obligations, (ii) bank loans, (iii) other securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (iv) collateralized debt obligations (“CDOs”); (v) pass through certificates or other participation rights with respect to warehouse lending facilities; (vi) municipal securities and other debt obligations issued by states, local governments, and government-sponsored entities, including their agencies, authorities, and instrumentalities; (vii) inflation-indexed bonds; (viii) real estate investment trust (“REIT”) securities (equity, preferred or debt); (ix) distressed and defaulted securities; (x) payment-in-kind bonds; (xi) zero-coupon bonds; (xii) corporate bonds and other corporate obligations, including high yield debt; (xiii) custodial receipts; (xiv) short-term, high quality investments, including, for example, cash equivalents, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (xv) other instruments bearing fixed, floating, or variable interest rates of any maturity. The allocation of the Fund’s assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the effect of creating investment leverage. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing hedging or duration management strategies, and there can be no assurance that the Fund will engage in hedging or duration management strategies or that any hedging or duration management strategy employed by the Fund will be successful.

The Fund is classified as a non-diversified fund under the 1940 Act, and may invest in the securities of a smaller number of issuers than a diversified fund.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk: the risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

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derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

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emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

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financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

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focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

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foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

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high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

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inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

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investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

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large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

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leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

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limited operating history risk: the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

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liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

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loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and

(xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

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market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

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mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

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non-diversification risk: the risk that, because a relatively higher percentage of the Fund’s assets may be invested in a limited number of issuers, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

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portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

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portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

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real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Code, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

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restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

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securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund.

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structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

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U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

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valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

Performance information for the Fund is not included because the Fund has not had one full calendar year of performance. Financial information for the Fund for the fiscal year ended March 31, 2020 is available in the Financial Highlights section of the Prospectus. Information on the Fund’s investment results, including its NAV per share, can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Morris Chen	Since the Fund’s inception in September 2019	Portfolio Manager
Andrew Hsu	Since the Fund’s inception in September 2019	Portfolio Manager
Ken Shinoda	Since the Fund’s inception in September 2019	Portfolio Manager

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Multi-Asset Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. You may qualify for an initial sales charge (load) discount on an investment in Class A shares if you and your family invest, or agree to invest in the future, $50,000 or more in Class A shares of the Fund. More information about this discount is available from your financial intermediary and under “Share Class Features — Choosing a Share Class” on page 531 of this Prospectus. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment; more details about the fees charged to each share class are available under “Share Class Features — Choosing a Share Class” in this Prospectus).

Share Class	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	0.75%[1]	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None	None	None
Fee for Redemption by Wire	$15	$15	$15	$15
Exchange Fee	None	None	None	None
Account Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class A		Class C		Class I		Class N
Management Fees	0.95%		0.95%		0.95%		0.95%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		None		0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.18%		0.18%		0.27%		0.18%
Acquired Fund Fees and Expenses[3]	0.22%		0.22%		0.20%		0.22%
Total Annual Fund Operating Expenses	1.60%		2.35%		1.42%		1.60%
Fee Waiver and/or Expense Reimbursement[4]	(0.01%	)	(0.01%	)	(0.09%	)	(0.01%	)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.59%		2.34%		1.33%		1.59%

[1]	A contingent deferred sales charge (load) of 0.75% applies only to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

[2]	A contingent deferred sales charge (load) of 1.00% applies for Class C shares sold within 12 months of purchase.

[3]

“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. When the Fund invests in other DoubleLine funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested. The Adviser waived advisory fees in the amount of 0.11% and 0.13% for Class A shares and Class I shares pursuant to this waiver agreement in respect of investments made in other DoubleLine funds during the Fund’s most recent fiscal year. The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

[4]

The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed

1.40% for Class A shares, 2.15% for Class C shares, 1.15% for Class I shares, and 1.40% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations will apply until at least July 31, 2021, except that they may be terminated by the Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fund’s expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class C	Class I	Class N
1 Year	$580	$337	$135	$162
3 Years	$908	$732	$440	$504
5 Years	$1,258	$1,254	$768	$870
10 Years	$2,244	$2,685	$1,694	$1,899

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C	Class I	Class N
1 Year	$580	$237	$135	$162
3 Years	$908	$732	$440	$504
5 Years	$1,258	$1,254	$768	$870
10 Years	$2,244	$2,685	$1,694	$1,899

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio. However, portfolio turnover rate is determined using a required formula which does not call for the inclusion of cash or cash equivalent instruments or certain derivatives transactions. If the Fund’s transactions in cash and cash equivalent instruments and derivatives were reflected in the calculation, the Fund’s portfolio turnover rate shown would be higher.

Principal Investment Strategies

The Fund seeks long-term capital appreciation by actively allocating its assets across asset classes, market sectors, and specific investments. The Adviser allocates the Fund’s assets in response to changing market, economic, and political factors and events that the Fund’s portfolio managers believe may affect the value of the Fund’s investments. The Adviser will attempt to construct a portfolio with the potential for capital appreciation, but may also seek to control risk by active allocation among asset classes, market and economic sectors, and issuers. The Fund’s portfolio will be actively managed, and the allocation of the Fund’s assets to asset classes, market sectors, and issuers will change over time, sometimes rapidly.

The Fund’s principal investments may include:

Equity Investments — Equity securities, of any kind, of U.S. or foreign issuers of any size.

Debt Obligations — Debt obligations, of any kind, of domestic or foreign private or governmental issuers, including, by way of example, loans, including, without limitation, participations and assignments, delayed funding loans and revolving credit facilities. The Fund may invest a substantial portion of its assets in agency and non-agency mortgage-backed securities, including CMOs, and other asset-backed securities. The Fund may invest in investments of any maturity and of any quality, including defaulted securities, and may invest without limit in securities rated below investment grade and in unrated securities of any credit quality.

Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. When purchasing unrated securities for the Fund, the Adviser may assess such unrated securities as being of comparable ratings quality to other bonds and assign an internal credit rating to such unrated bonds.

Real Estate — Investments in real estate-related assets, such as, for example, REITs, real estate operating companies, brokers, developers, and builders; property management firms; and mortgage servicing firms.

Commodities — Investments intended to provide exposure to one or more physical commodities or commodities indices. Investments may include, by way of example, ETFs, futures contracts, options on futures contracts, forward contracts, swaps, securities designed to provide commodity-based exposures, and common or preferred stocks of subsidiaries of the Fund that invest directly or indirectly in precious metals and minerals or other commodity-related investments.

Currencies — Investment positions in various foreign currencies, including actual holdings of those currencies, and forward, futures, swap, and option contracts with respect to foreign currencies.

Short-Term Investments — Short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.

There is no limit on the amount of the Fund’s assets that may be allocated to one or more specific asset classes or market sectors. The Fund’s Adviser currently expects, however, that the Fund will typically invest at least 20% of its assets in equity securities and other equity-related investments and at least 20% of its assets in debt obligations and short-term investments; the Fund may invest less than these amounts at any time if the Fund’s Adviser believes it may be in the Fund’s best interest to do so. The Fund may invest without limit in obligations of issuers in any country or group of countries, including emerging market countries.

The Fund has historically pursued its investment objective and principal investment strategies and obtained exposures to some or all of the asset classes described above by investing in other investment companies, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may invest substantially all of its assets in other investment companies. These investments may include other open-end or closed-end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may from time to time invest in one or more subsidiary private investment vehicles organized outside the United States that invest directly or indirectly in precious metals, minerals, or other commodity-related investments or in derivatives transactions relating to precious metals, minerals or commodities, or other types of transactions where the Adviser determines that it may benefit the Fund if the subsidiary invests in those transactions. The amount of the Fund’s investment in certain investment companies or investment pools may be limited by law or by tax considerations.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk.

Except as expressly prohibited by the Fund’s Prospectus or its SAI, the Fund may make any investment or use any investment strategy consistent with applicable law. The Fund may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may use futures contracts and other derivatives, such as swaps, to gain long or short exposure to one or more physical commodities or indexes of commodities.

The Adviser may sell investments when it believes they no longer offer attractive potential future returns compared to other appropriate investment opportunities or they present undesirable risks, or in order to limit losses on securities that have declined in value.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

commodities risk: the risk that the value of the Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

¡

extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks — LIBOR Risk” above for more information.

•

emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

•

market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect the Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk: the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Code or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

•

tax risk: in order to qualify as a regulated investment company under the Code, the Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income the Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of the Fund’s annual gross income. If the Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year, and since inception periods compare to those of three broad-based securities market indexes. The bar chart does not reflect the impact of sales loads applicable to Class A shares; if it did, returns would be less than those shown. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	8.48%	Quarter ended 3/31/2019
Lowest:	(9.75%)	Quarter ended 12/31/2018

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was (9.31%).

Average Annual Total Returns (for the periods ended December 31, 2019)

Multi-Asset Growth Fund	One Year	Five Years	Since Inception (December 20, 2010)
Class I
Return Before Taxes	15.95%	5.50%	4.40%
Return After Taxes on Distributions	14.86%	3.51%	2.59%
Return After Taxes on Distributions and Sale of Fund Shares	9.50%	3.45%	2.67%
Class A
Return Before Taxes	10.77%	4.30%	3.62%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.46%
Blended Benchmark: MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%)[1]
(reflects no deduction for fees, expenses or taxes)	18.55%	6.11%	6.21%

Multi-Asset Growth Fund	One Year	Five Years	Since Inception (December 20, 2010)
Blended Benchmark: MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index Hedged to USD (40%)[1] (reflects no deduction for fees, expenses or taxes)	19.18%	6.64%	6.95%

[1]	The blended benchmarks have been included to provide investors with additional means of evaluating the Fund’s performance.

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Bloomberg Barclays Global Aggregate Bond Index and Bloomberg Barclays Global Aggregate Bond Index Hedged to USD represent measures of global investment grade debt from twenty-four local currency markets. These multi-currency benchmarks include treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Returns on the Bloomberg Barclays Global Aggregate Bond Index are calculated on a currency unhedged basis; returns on the Bloomberg Barclays Global Aggregate Bond Index Hedged to USD are calculated on a currency hedged basis in U.S. dollars. The MSCI ACWI is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey E. Gundlach	Since the Fund’s inception in December 2010	Chief Executive Officer
Samuel Garza	Since the Fund’s inception in December 2010	Portfolio Manager
Jeffrey J. Sherman	Since the Fund’s inception in December 2010	Deputy Chief Investment Officer

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Strategic Commodity Fund

Investment Objective

The Fund’s investment objective is to seek long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I	Class N
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)[2]	0.20%	0.20%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%
Total Annual Fund Operating Expenses	1.11%	1.36%

[1]

The Fund enters into index-related swap transactions, under which the Fund incurs fees payable to its counterparties and other costs. Those fees and costs reduce the index-based returns to the Fund under the swaps. During the Fund’s most recent fiscal year, under its swap transactions, the Fund incurred fees payable to its swap counterparties of up to 0.23% (expressed as an annualized percentage of the notional amounts of the swaps). Swap returns are typically also reduced by amounts based on short-term interest rates (applied against the notional amounts of the swaps) and potentially by other amounts. Such fees and costs are not reflected in the table above or in the example below. See “Index Risk – Note regarding Index-Based Swaps” for more information regarding such fees and costs.

[2]

During the Fund’s most recent fiscal year, the Adviser recouped approximately 0.01% in fees it had waived or expenses it had reimbursed in a prior period pursuant to the expense limitation agreement with the Fund.

[3]

‘‘Acquired Fund Fees and Expenses’’ are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$113	$138
3 Years	$353	$431
5 Years	$612	$745
10 Years	$1,352	$1,635

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, portfolio turnover rate is determined using a required formula which does not call for the inclusion of cash or cash equivalent instruments or certain derivatives transactions. If the Fund’s transactions in cash and cash equivalent instruments and derivatives were reflected in the calculation, the Fund’s portfolio turnover rate shown would be higher.

Principal Investment Strategies

The Fund normally seeks to generate long term total return through long and short exposures to commodity-related investments. The commodities to which the Fund may have investment exposure may include, without limitation, industrial metals (e.g., copper and nickel); precious metals (e.g., gold and silver); oil, gas and other energy commodities (e.g., crude oil, brent oil, gasoil, RBOB oil (reformulated blendstock for oxygenate blending), and heating oil); agricultural products (e.g., soybeans, sugar, and cotton); and livestock (e.g., live cattle). Commodity-related investments may include investments in commodities, investments in instruments tied or related to one or more commodities or commodity-related indices or investments in companies with direct or indirect exposure to commodities (e.g., an investment in an oil production company or a mining company). As of the date of this Prospectus, the Fund expects to gain commodity-related investment exposure primarily through derivatives contracts, securities, or other instruments that provide a return tied to a commodities index, a basket of commodities, or a single commodity. The Fund generally uses instruments that involve investment leverage to achieve commodity exposures and expects to have, under normal circumstances, investment exposure to commodities in an amount up to the value of the Fund’s total assets.

The Fund expects to obtain its commodities exposures through swap contracts, futures contracts and/or other derivatives not requiring significant investments of the Fund’s cash. As a result, the Fund expects to have free cash available to invest in other assets. The Fund currently expects that those other investments will comprise principally fixed-income investments. See “Fixed Income Investments” below. It is possible that the Fund might lose money on both its commodity exposures and on its fixed-income investments. The use of derivatives to gain commodities exposure will create investment leverage in the Fund’s portfolio.

The Adviser may use a variety of commodity-related investment strategies in pursuing the Fund’s investment objective, including the following principal approaches:

•

Long Basket or Index-Related Exposure. The Adviser may create one or more long commodity-related positions in the Fund’s portfolio, representing what the Adviser considers from time to time to be efficient, broad-based exposure to a number of commodities. For example, the Adviser may identify one or more baskets or indexes of commodities, which will typically be administered and maintained by a third party, although the Adviser may provide recommendations to the basket or index sponsor during the construction of the basket or index or from time to time thereafter as to the exposures to be reflected in the basket or index. In pursuit of this strategy, the Adviser will normally attempt to replicate within the Fund’s portfolio the commodity exposures of the basket or index. These basket- or index-based exposures will typically comprise at least 50% of the Fund’s commodity exposures, and may constitute as much as 100% of the Fund’s commodity exposures. The Adviser, in its discretion, may add to or replace the baskets or indexes, or may determine to implement the Fund’s investment program without relying on any baskets or indexes. In the latter case, the adviser would rely principally on the investment techniques described under “Tactical Commodity Exposure,” below.

•

As of the date of this Prospectus, the Adviser has licensed the right to use the Morgan Stanley Backwardation-Focused Multi-Commodity Index (“BFMCISM”) (described below) (the “Morgan Stanley Index”), and the Fund invests in derivative instruments intended to provide exposure to the Morgan Stanley Index in implementing this aspect of the Fund’s principal investment strategies. However, the Adviser at any time may discontinue the use of the Morgan Stanley Index or may use other commodities-related indices at any time and without notice or may work with another index sponsor to create a custom commodities-related index. There can be no assurance that the Fund will continue to use the Morgan Stanley Index in implementing its principal investment strategies. For more information regarding the Morgan Stanley Index, see “The Morgan Stanley Index” below.

•

Tactical Commodity Exposure. The Adviser may seek to generate additional returns or modify the Fund’s broad-based commodities exposures by taking long and/or short positions in individual commodities or in other baskets of commodities or commodity indexes. These investments may be made in commodities, such as precious metals, that are not represented in the basket or index of commodities through which the Fund may be obtaining broad-based commodities exposures. The Adviser will determine whether to take such positions based on the Adviser’s quantitative models as well as the Adviser’s views of changing market, economic and political factors, market fundamentals, macroeconomic trends, and global or local events. The Adviser may also seek to pursue “market neutral” returns by creating roughly equal “long” and “short” exposures on different commodities of any kind. The Fund’s tactical commodity exposures will be actively managed, and the allocation of the Fund’s assets to various commodities will change over time, sometimes rapidly.

The Fund may also employ commodity roll-timing strategies. “Rolling” derivative-related exposure is the process by which the holder of a particular derivative instrument (such as a futures contract) or other instrument providing investment exposure will sell or close out the instrument on or before the termination or expiration date and simultaneously purchase or enter into a new instrument with identical terms except for a later termination date. “Roll-timing” is a process by which the Fund may seek to add incremental return through the timing of its commodity roll activities. For example, if the structure of an index reflects the effect of derivative “rolls” in the markets, the Fund might attempt to time its own roll activities to gain a pricing advantage over the pricing reflected in the index. The Adviser may consider the historical “backwardation” of commodity-related futures contracts in constructing the Fund’s portfolio and as part of any roll-timing strategies it uses. (Backwardation can occur when a futures contract calling for delivery of a commodity in the future has a lower value than the current “spot” or market price of the commodity. The value of such a futures contract may have the potential to appreciate to the value of the underlying commodity’s spot price (current market price) as the contract approaches expiration, although there can be no assurance that it will.)

The Morgan Stanley Index. The Morgan Stanley Index is expected to track the performance of futures contracts on eleven commodities, selected by Morgan Stanley Capital Group Inc. (the “Morgan Stanley Index Sponsor”), a direct, wholly-owned subsidiary of Morgan Stanley, based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. Of the commodities represented in the Morgan Stanley Index, currently five are in the energy sector, two are in the industrial metals sector, and four are in the agricultural sector or livestock sector. As of July 22, 2020, the Morgan Stanley Index’s exposure was weighted approximately 26% to the energy sector, 40% to the industrial metals sector, and 34% to the agricultural and livestock sectors. The Morgan Stanley Index’s actual exposure to futures contracts and sectors will change throughout the year based on changes in the market values of the futures contracts. The Morgan Stanley Index Sponsor also may alter the commodities that comprise the Morgan Stanley Index or the parameters that determine the futures contracts that comprise the Morgan Stanley Index. The Morgan Stanley Index is normally rebalanced annually during the month of January. In addition, the Morgan Stanley Index Sponsor may make interim changes to the Morgan Stanley Index in its discretion if it determines that a disruption event has occurred that requires modification of the Morgan Stanley Index; such events may include, but are not limited to market or trading disruptions in the commodities underlying the Morgan Stanley Index, changes in law, or other events or circumstances beyond the reasonable anticipation or control of the Morgan Stanley Index Sponsor.

The Fund has historically entered into swap transactions, including those related to the Morgan Stanley Index, with a limited number of counterparties and will likely enter into swap transactions, including those related to the Morgan Stanley Index, with a limited number of counterparties for the foreseeable future. In selecting swap counterparties for the Fund, the Adviser will normally consider a variety of factors, including, without limitation: cost; the quality, reliability, and responsiveness of a counterparty; the operational compatibility between a counterparty and the Adviser; and a counterparty’s creditworthiness.

The Adviser may seek to effect the Fund’s commodity-related investment strategies by investing in a variety of instruments, such as total and excess return swaps, futures contracts, options on futures, forward contracts, exchange traded products, including exchange traded funds and exchange traded notes, structured notes, common or preferred stocks of subsidiaries of the Fund that invest directly or indirectly in commodities, and other investments intended to provide long or short exposure to one or more commodities.

The Fund expects that many of the instruments in which it will invest will involve leverage. When the Fund utilizes leverage, small changes in the values of the underlying commodity prices may result in significant changes in the values of the Fund’s investments, and the Fund can lose significantly more than the amount it invests in an instrument, or the margin it supplies to its counterparty on the instrument.

Fixed Income Investments. The Fund will normally create its commodities exposures using derivatives and other instruments that allow the Fund to achieve those exposures without significant upfront investment of cash. As a result, the Fund expects to have available to it cash assets to invest in securities or other instruments. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more fixed income funds advised by DoubleLine Capital or a related party of DoubleLine Capital. Fixed income investments in which the Fund may invest, may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) other investment companies that invest principally in debt securities; or (iii) short-term investments, such as commercial paper, repurchase agreements and money market funds.

Under normal circumstances, the Fund’s portfolio of fixed income investments is expected to include primarily fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Adviser to be of comparable credit quality. The Fund may, however, invest up to 20% of its total assets in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the Adviser to be of comparable credit quality.

Other Information. The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described in this Prospectus by investing in other investment companies, including, for example, other open-end or closed-end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may from time to time invest in one or more subsidiary private investment vehicles organized outside the United States that invest directly or indirectly in commodities and commodity-related investments or in derivatives transactions relating to commodities where the Adviser determines that it may benefit the Fund if the subsidiary invests in those transactions. The amount of the Fund’s investment in certain investment companies or investment pools may be limited by law or by tax considerations.

Except as expressly prohibited by the Fund’s Prospectus or its SAI, the Fund may make any investment or use any investment strategy consistent with applicable law. The Fund may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends upon or is derived from the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total and excess return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, commodities, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

There is no limit on the amount of the Fund’s assets that may be allocated to one or more commodities, specific asset classes or market sectors, and the Fund may at times have significant exposure to a single commodity or a limited number of commodities. The Fund may invest without limit in obligations of issuers in any country or group of countries, including emerging market countries, and investments denominated in foreign currencies. The amount of the Fund’s investment in a particular asset class, or the types of investments it may make in a particular asset class, may be limited by tax considerations or limitations imposed by applicable law.

The Adviser may engage in active and frequent trading of the Fund’s portfolio investments. To the extent that it does so, the Fund may incur greater transaction costs and may make greater distributions of income and gains, which will be taxable to shareholders who do not hold their shares through a tax-advantaged or tax-deferred account. Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Portfolio investments may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio investments no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Although a portion of the Fund’s assets may be invested in instruments the performance of which is based on an index, the Fund’s overall portfolio is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors.

You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

commodities risk: the risk that the value of the Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. The Fund has historically obtained exposure to the Morgan Stanley Index through swap transactions with a limited number of counterparties, and will likely enter into swap transactions related to the Morgan Stanley Index with a limited number of counterparties for the foreseeable future. To the extent that the Fund enters into multiple transactions with a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

•

emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•

focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•

foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

index risk: the risk that the portion of the Fund invested in instruments based on an index or basket of commodities or that use an index or basket of commodities as the reference asset may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which the Fund invests may not correlate with the performance of the index or basket and/or may underperform the index or basket due to transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or the Fund may be unable to find parties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, including the Morgan Stanley Index, will be maintained indefinitely or that the Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

Although the Adviser has licensed the right to use the Morgan Stanley Index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that the Morgan Stanley Index Sponsor will maintain it indefinitely, that the Fund will use the Morgan Stanley Index to implement its principal investment strategies, or that other circumstances will not prevent the Fund from obtaining cost-effective synthetic investment exposure to the Morgan Stanley Index. In those or similar conditions, the Adviser or the Fund’s Board of Trustees may, in its sole discretion and without advance notice to shareholders, license or select another index or basket of commodities to use in implementing the Fund’s principal investment strategies. There can be no assurance that any substitute index or basket so selected will be similar to the Morgan Stanley Index or will perform in a manner similar to the Morgan Stanley Index. Unavailability of the Morgan Stanley Index could affect adversely the ability of the Fund to achieve its investment objective.

The Morgan Stanley Index consists of futures contracts that were selected, in part, on the basis of their historical backwardation in relation to the spot price for the underlying commodity. Any investment exposure tied or related to the Morgan Stanley Index is subject to, among other things, the risk that the historical behavior of the futures contracts comprising the Morgan Stanley Index may not continue as expected and that the prices of the futures contracts held by the Fund may depreciate.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

models and data risk: the risk that the quantitative models or information or data used in managing the Fund fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

•

tax risk: in order to qualify as a regulated investment company under the Code, the Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income the Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of the Fund’s annual gross income. If the Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results, including its current NAV per share, can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	10.73%	Quarter ended 12/31/2017
Lowest:	(12.22%)	Quarter ended 12/31/2018

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was (25.05%).

Average Annual Total Returns (for the periods ended December 31, 2019)

Strategic Commodity Fund	One Year	Since Inception (May 18, 2015)
Class I
Return Before Taxes	4.79%	(0.05%	)
Return After Taxes on Distributions	4.35%	(0.77%	)
Return After Taxes on Distributions and Sale of Fund Shares	2.83%	(0.35%	)
Class N
Return Before Taxes	4.51%	(0.33%	)
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes)	7.69%	(4.39%	)

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The Bloomberg Commodity Index Total Return is an index calculated on an excess return basis that reflects commodity futures price movements. The Index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from the 6th-10th business day based on the roll schedule. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Alternatives is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey J. Sherman	Since the Fund’s inception in May 2015	Deputy Chief Investment Officer
Samuel Lau	Since July 2018	Portfolio Manager
Jeffrey Mayberry	Since July 2018	Portfolio Manager

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Shiller Enhanced CAPE®

Investment Objective

The Fund’s investment objective is to seek total return which exceeds the total return of its benchmark index.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I	Class N
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.10%	0.10%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%
Total Annual Fund Operating Expenses	0.56%	0.81%

[1]

The Fund enters into index-related swap transactions, under which the Fund incurs fees payable to its counterparties and other costs. Those fees and costs reduce the index-based returns to the Fund under the swaps. During the Fund’s most recent fiscal year, under its index-related swap transactions, the Fund incurred fees payable to its swap counterparties ranging from 0.38% to 0.47% (expressed as an annualized percentage of the notional amounts of the swaps). Swap returns are typically also reduced by amounts based on short-term interest rates (applied against the notional amounts of the swaps) and potentially by other amounts. Such fees and costs are not reflected in the table above or in the example below. See “Index Risk – Note regarding Index-Based Swaps” for more information regarding such fees and costs.

[2]

‘‘Acquired Fund Fees and Expenses’’ are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. When the Fund invests in other DoubleLine funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested. The Adviser waived advisory fees in the amount of 0.01% pursuant to this waiver agreement in respect of investments made in other DoubleLine funds during the Fund’s most recent fiscal year. The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$57	$83
3 Years	$179	$259
5 Years	$313	$450
10 Years	$701	$1,002

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio. However, portfolio turnover rate is determined using a required formula which does not call for the inclusion of cash or cash equivalent instruments or certain derivatives transactions. If the Fund’s transactions in cash and cash equivalent instruments and derivatives were reflected in the calculation, the Fund’s portfolio turnover rate shown would be higher.

Principal Investment Strategies

The Fund seeks total return (capital appreciation and current income) in excess of the Shiller Barclays CAPE® US Sector TR USD Index (the “Index”).

The Fund will seek to use derivatives, or a combination of derivatives and direct investments, to provide a return (before fees and expenses) that approximates the performance of the Index. The Fund will also invest in a portfolio of debt securities to seek to provide additional total return over the long term. The Fund uses investment leverage as part of its principal investment strategies. The Fund expects normally to invest an amount approximately equal to its net assets directly in a portfolio of debt securities while also maintaining notional exposure to the Index providing the Fund with economic exposure to the Index in an amount up to the value of the Fund’s net assets. As a result, the Fund’s total investment exposure (direct investments in debt securities plus notional exposure to the Index) will typically be equal to approximately 200% of the Fund’s net asset value. It is possible that the Fund could lose money on both its investments in debt securities and its exposure to the Index at the same time.

The Fund will normally use derivatives in an attempt to create an investment return that approximates (before fees and expenses) the Index’s return. For example, the Fund might enter into swap transactions or futures transactions designed to provide the Fund a return before fees and expenses approximating the Index’s return, including swap transactions or futures transactions where the reference asset is the Index or a modified version of the Index, one or more components of the Index, or an unrelated index or basket of securities. The transaction pricing of any swap transaction will reflect a number of factors that will cause the return on the swap transaction to underperform the Index. Please see “Index Risk — Note regarding Index-Based Swaps” for more information. The Fund expects to use only a small percentage of its assets to attain the desired exposure to the Index because of the structure of the derivatives the Fund expects to use. As a result, use of those derivatives along with the Fund’s investments in a portfolio of debt securities will create investment leverage in the Fund’s portfolio. In certain cases, derivatives based on the Index or that use the Index as the reference asset might be unavailable or the pricing of those derivatives might be unfavorable; in those cases, the Fund might attempt to approximate the Index’s return by purchasing some or all of the securities comprising the Index, or portions of the Index, at the time. If the Fund at any time invests directly in the securities comprising the Index, the assets so invested will be unavailable for investment in debt instruments, and the Fund’s ability to pursue its investment strategy fully and achieve its investment objective may be limited.

To the extent use of the above-described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund expects to invest those assets in a portfolio of debt instruments managed by the Adviser to seek to provide additional total return over the long term.

The Shiller Barclays CAPE® US Sector TR USD Index. The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of inflation adjusted earnings to account for earnings and market cycles. Traditional valuation measures, such as the price-earnings (PE) ratio, by contrast, typically rely on earnings information from only the past year. The Index uses a relative version of the classic CAPE® Ratio to identify undervalued sectors while also seeking to exclude a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return. There can be no assurance that the Index will provide a better measure of value than more traditional measures, over any period or over the long term.

The Index’s composition is determined monthly. Each month, the Index’s methodology ranks eleven US sectors based on a modified CAPE® Ratio (a “value” factor) and a twelve-month price momentum factor (a “momentum” factor). Each US sector is represented by a sector ETF that tracks a sector index, which is an ETF in the family of Select Sector SPDR Funds or, in the case of the real estate sector, the iShares Dow Jones U.S. Real Estate Index Fund. The Index methodology selects the five US sectors with the lowest modified CAPE® Ratio — the sectors that are the most undervalued according to the CAPE® Ratio. Only four of these five sectors, however, end up in the Index for a given month, as the sector with the worst 12-month price momentum among the five selected sectors is eliminated. The Index methodology allocates an equally weighted long (i.e., investment) exposure to the four remaining US sectors.

Through the Fund’s investments related to the Index, the Fund will have focused exposures to the sectors making up the Index at any given time. As a result, the Fund’s net asset value may be affected to a greater degree by factors affecting those sectors or industries than a fund that invests more broadly.

If derivatives designed to provide the Fund a return approximating the Index’s return become unavailable or for other reasons, the Adviser may seek investment exposure to the sectors comprising the Index by investing directly in some or all of the sector ETFs or securities that correspond to those sectors, or by utilizing derivatives that are designed to provide long exposure to either the sector ETFs themselves or the indices that the sector ETFs seek to track. The Adviser or the Fund’s Board of Trustees may in their sole discretion and without advance notice to shareholders select, in place of the Index, another index (such as the S&P 500® Index) or a basket of investments. The Fund may gain exposure to any substitute index or basket of investments in any manner the Adviser determines appropriate, including those described above with respect to how the Fund may obtain exposure to the Index.

Although a portion of the Fund’s assets may be invested in instruments the performance of which is based on an index, the Fund’s overall portfolio includes other investments. Therefore, the Fund is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund.

During the Fund’s most recent fiscal year, the Fund entered into swap transactions related to the Index with a limited number of counterparties. The Fund will likely enter into swap transactions related to the Index with a limited number of counterparties for the foreseeable future. In selecting swap counterparties for the Fund, the Adviser will normally consider a variety of factors, including, without limitation: cost; the quality, reliability, and responsiveness of a counterparty; the operational compatibility between a counterparty and the Adviser; and a counterparty’s creditworthiness.

The Fund’s Investments in Debt Instruments. Under normal circumstances, to the extent use of the above-described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund intends to invest those assets in a portfolio of debt instruments managed by the Adviser to seek to provide additional total return over the long term. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more fixed income funds advised by DoubleLine Capital or a related party of DoubleLine Capital. Debt instruments in which the Fund may invest may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) corporate obligations; (iii) mortgage-backed securities (including commercial and residential mortgage-backed securities) and other asset-backed securities, CMOs, government mortgage pass-through securities, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities), and inverse floaters; (iv) CDOs, including CLOs; (v) foreign securities (corporate and government, including foreign hybrid securities), including emerging market securities; (vi) fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, senior loans, second lien or other subordinated or unsecured fixed or floating rate loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities), which may take the form of loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); (vii) municipal securities and other debt obligations issued by states, local governments, and government-sponsored entities, including their agencies, authorities, and instrumentalities; (viii) inflation-indexed bonds; (ix) convertible securities; (x) preferred securities; (xi) REIT securities; (xii) payment-in-kind bonds; (xiii) zero-coupon bonds; (xiv) custodial receipts, cash and cash equivalents; (xv) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (xvi) other instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, but does not intend to invest in the equity or “first loss” tranche of such investments.

In managing the Fund’s portfolio of debt instruments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with an overall dollar-weighted average effective duration of between one year and three years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The longer a portfolio’s effective duration, the more sensitive it will be to changes in interest rates. The effective duration of the Fund’s portfolio of debt instruments may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the portfolio will always be within its target range. The Adviser monitors the effective duration of the Fund’s portfolio of debt instruments to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk.

The Fund may invest in debt instruments of any credit quality, which may include securities that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization or unrated securities judged by the Adviser to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as

“junk bonds”. Generally, lower-rated debt securities offer a higher yield than higher-rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher-rated securities of similar maturity. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

The Fund may invest a portion of its assets in inverse floater securities and interest-only and principal-only securities. An inverse floater is a type of instrument, which may be backed by or related to a mortgage-backed security, that bears a floating or variable interest rate that moves in the opposite direction to movements in interest rates generally or the interest rate on another security or index. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.

The Fund may invest a portion of its assets in debt instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging market countries. An “emerging market country” is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including those sponsored or managed by the Adviser or its related parties. The Fund may engage in short sales or take short positions, either to earn additional return or to hedge existing investments.

In managing the Fund’s debt instruments, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The portfolio managers utilize active asset allocation in managing the Fund’s investments in debt instruments.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

collateralized debt obligations risk: the risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. The Fund has historically obtained exposure to the Index through swap transactions with a limited number of counterparties and will likely enter into swap transactions related to the Index with a limited number of counterparties for the foreseeable future. To the extent that the Fund enters into multiple transactions with a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

•

emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•	financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

index risk: the risk that the Fund’s investments in derivatives based on the Index or that use the Index as the reference asset, or other substitute investment exposure to the Index, may underperform the return of the Index for a number of reasons, including, for example, (i) the performance of derivatives related to the Index may not correlate with the Index and/or may underperform the Index due to transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the Index or find parties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out the Index’s methodology, or the Index provider may incorrectly report information concerning the Index. Although the Adviser has licensed from the Index’s sponsor the right to use the Index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that the Index will be maintained indefinitely or that the Fund will be able to continue to utilize the Index to implement the Fund’s principal investment strategies indefinitely. If the sponsor of the Index ceases to maintain the Index, the Fund no longer has the ability to utilize the Index to implement its principal investment strategies, or other circumstances exist that the Adviser or the Fund’s Board of Trustees concludes substantially limit the Fund’s ability to create cost-effective synthetic investment exposure to the Index, the Adviser or the Fund’s Board of Trustees may substitute the Index with another index that it chooses in its sole discretion and without advance notice to shareholders. There can be no assurance that any substitute index so selected will be similar to the Index or will perform in a manner similar to the Index. Unavailability of the Index could affect adversely the ability of the Fund to achieve its investment objective.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

•

market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect the Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

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portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Code or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund.

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structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

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U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

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valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year and since inception periods compare to those of a broad-based securities market index and another performance benchmark. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	16.27%	Quarter ended 3/31/2019
Lowest:	(15.43%)	Quarter ended 12/31/2018

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was (9.29%).

Average Annual Total Returns (for the periods ended December 31, 2019)

Shiller Enhanced CAPE®	One Year	Five Years	Since Inception (October 31, 2013)
Class I
Return Before Taxes	33.82%	14.47%	15.36%
Return After Taxes on Distributions	31.47%	11.98%	13.06%
Return After Taxes on Distributions and Sale of Fund Shares	20.44%	10.68%	11.59%
Class N
Return Before Taxes	33.44%	14.17%	15.07%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	12.68%
Shiller Barclays CAPE® US Sector TR USD Index
(reflects no deduction for fees, expenses or taxes)	32.02%	14.02%	14.56%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Shiller Barclays CAPE® US Sector TR USD Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® Ratio. It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to reduce the risk of investing in a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey E. Gundlach	Since the Fund’s inception in October 2013	Chief Executive Officer
Jeffrey J. Sherman	Since the Fund’s inception in October 2013	Deputy Chief Investment Officer

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Shiller Enhanced International CAPE®

Investment Objective

The Fund’s investment objective is to seek total return which exceeds the total return of its benchmark index over a full market cycle.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I		Class N
Management Fees	0.50%		0.50%
Distribution and/or Service (12b-1) Fees	None		0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.30%		0.30%
Acquired Fund Fees and Expenses[2]	0.02%		0.02%
Total Annual Fund Operating Expenses	0.82%		1.07%
Fee Waiver and/or Expense Reimbursement[3]	(0.15%	)	(0.15%	)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.67%		0.92%

[1]

The Fund enters into index-related swap transactions, under which the Fund incurs fees payable to its counterparties and other costs. Those fees and costs reduce the index-based returns to the Fund under the swaps. During the Fund’s most recent fiscal year, the Fund incurred fees payable to its swap counterparties of up to 0.20% (expressed as an annualized percentage of the notional amounts of the swaps). Swap returns are typically also reduced by amounts based on short-term interest rates (applied against the notional amounts of the swaps) and by other amounts. Such fees and costs are not reflected in the table above or in the example below. See “Index Risk — Note regarding Index-Based Swaps” for more information regarding such fees and costs.

[2]

“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. When the Fund invests in other DoubleLine funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested. The Adviser waived advisory fees in the amount of 0.03% pursuant to this waiver agreement in respect of investments made in other DoubleLine funds during the Fund’s most recent fiscal year. The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

[3]

The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 0.65% for Class I shares and 0.90% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations will apply until at least July 31, 2021, except that they may be terminated by the Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Any such recoupment may not cause the Fund’s ordinary operating expenses to exceed the expense limitation that was in place when the fees were waived or expenses reimbursed. Additionally, the Adviser would generally seek recoupment only in accordance with the terms of any expense limitation that is in place at the time of recoupment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fund’s expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$68	$94
3 Years	$247	$325
5 Years	$440	$576
10 Years	$1,000	$1,292

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks total return (capital appreciation and current income) in excess of the benchmark index, currently the MSCI Europe Net Return USD Index (the “MSCI Europe Index”), over a full market cycle.

The Fund will seek to use derivatives, or a combination of derivatives and direct investments, to provide a return (before fees and expenses) that approximates the performance of the Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (the “Index”). The Fund, through its investment exposure to the Index, will have exposure to investments tied economically to a number of countries throughout the world. The Index is currently composed of issuers in fifteen different countries, generally in Europe; the number and location of countries represented in the Index may change without notice. The Fund will also invest in a portfolio of debt securities to seek to provide additional total return over the long term. The Fund uses investment leverage as part of its principal investment strategies. The Fund expects normally to invest an amount approximately equal to its net assets directly in a portfolio of debt securities while also maintaining notional exposure to the Index providing the Fund with economic exposure to the Index in an amount up to the value of the Fund’s net assets. As a result, the Fund’s total investment exposure (direct investments in debt securities plus notional exposure to the Index) will typically be equal to approximately 200% of the Fund’s net asset value. The actual notional amounts of derivatives used for this purpose may be greater than the desired amount of Index exposure, since in some cases it may be necessary to use additional derivatives to obtain the desired currency exposure. It is possible that the Fund could lose money on both its investments in debt securities and its exposure to the Index, including through the Index’s exposure to non-U.S. currencies, all at the same time.

The Fund will normally use derivatives in an attempt to create an investment return that approximates (before fees and expenses) the Index’s return. For example, the Fund might enter into swap transactions or futures transactions designed to provide the Fund a return before fees and expenses approximating the Index’s return, including swap transactions or futures transactions where the reference asset is the Index or a modified version of the Index, one or more components of the Index or an unrelated index or basket of securities. The transaction pricing of any swap transaction will reflect a number of factors that will cause the return on the swap transaction to underperform the Index. Please see “Index Risk —

Note regarding Index-Based Swaps” for more information. The Fund expects to use only a small percentage of its assets to attain the desired exposure to the Index because of the structure of the derivatives the Fund expects to use. As a result, use of those derivatives along with the Fund’s investments in a portfolio of debt securities will create investment leverage in the Fund’s portfolio. In certain cases, derivatives based on the Index or that use the Index as the reference asset might be unavailable or the pricing of those derivatives might be unfavorable; in those cases, the Fund might attempt to approximate the Index’s return by purchasing some or all of the securities comprising the Index, or portions of the Index, at the time. If the Fund at any time invests directly in the securities comprising the Index, the assets so invested will be unavailable for investment in debt instruments, and the Fund’s ability to pursue its investment strategy fully and achieve its investment objective may be limited.

To the extent use of the above-described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund expects to invest those assets in a portfolio of debt instruments managed by the Adviser to seek to provide additional total return over the long term.

The Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index. The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of inflation adjusted earnings to account for earnings and market cycles. Traditional valuation measures, such as the price-earnings (PE) ratio, by contrast, typically rely on earnings information from only the past year. The Index uses a relative version of the classic CAPE® Ratio to identify undervalued sectors while also seeking to exclude a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return. There can be no assurance that the Index will provide a better measure of value than more traditional measures, over any period or over the long term.

The Index’s composition is determined monthly. Each month, the Index’s methodology ranks ten sectors within the European equity markets based on a modified CAPE® Ratio (a “value” factor) and a twelve-month price momentum factor (a “momentum” factor). The Index methodology selects the five European sectors with the lowest modified CAPE® Ratio — the sectors that are the most undervalued according to the CAPE® Ratio. Only four of these five sectors, however, end up in the Index for a given month, as the sector with the worst 12-month price momentum among the five selected sectors is eliminated. The Index methodology allocates an equally weighted long (i.e., investment) exposure to the four remaining European sectors.

The Index is denominated in U.S. dollars even though most or all of the securities comprising the Index may be denominated in foreign currencies. The Fund’s exposure to the Index may be achieved through derivative instruments providing returns either in U.S. dollars or in one or more foreign currencies. The Fund may enter into Index-related derivative instruments denominated either in U.S. dollars or in foreign currencies. If the Fund enters into Index-related derivative instruments denominated in foreign currencies, it will likely engage in foreign currency transactions to produce an Index-based return denominated in U.S. dollars.

Through the Fund’s investments related to the Index, the Fund will have focused exposures to the sectors making up the Index at any given time. As a result, the Fund’s net asset value may be affected to a greater degree by factors affecting those sectors or industries than a fund that invests more broadly.

If derivatives designed to provide the Fund a return approximating the Index’s return become unavailable or for other reasons, the Adviser may seek investment exposure to the sectors comprising the Index by investing directly in some or all of the securities that correspond to those sectors. The Adviser or the Fund’s Board of Trustees may in their sole discretion and without advance notice to shareholders select, in place of the Index, another index (such as the MSCI Europe Index) or a basket of investments. The Fund may gain exposure to any substitute index or basket of investments in any manner the Adviser determines appropriate, including those described above with respect to how the Fund may obtain exposure to the Index.

Although a portion of the Fund’s assets may be invested in instruments the performance of which is based on an index, the Fund’s overall portfolio includes other investments. Therefore, the Fund is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund.

During the Fund’s most recent fiscal year, the Fund entered into swap transactions related to the Index with a limited number of counterparties. The Fund will likely enter into swap transactions related to the Index with a single or a limited number of counterparties for the foreseeable future. In selecting swap counterparties for the Fund, the Adviser will normally consider a variety of factors, including, without limitation: cost; the quality, reliability, and responsiveness of a counterparty; the operational compatibility between a counterparty and the Adviser; and a counterparty’s creditworthiness.

The Fund’s Investments in Debt Instruments. Under normal circumstances, to the extent use of the above-described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund intends to invest those assets in a portfolio of debt instruments managed by the Adviser to seek to provide additional total return over the long term. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more fixed income funds advised by DoubleLine Capital or a related party of DoubleLine Capital. Debt instruments in which the Fund may invest may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) corporate obligations; (iii) mortgage-backed securities (including commercial and residential mortgage-backed securities) and other asset-backed securities, CMOs, government mortgage pass-through securities, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities), and inverse floaters; (iv) CDOs, including CLOs; (v) foreign securities (corporate and government, including foreign hybrid securities), including emerging market securities; (vi) fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, senior loans, second lien or other subordinated or unsecured fixed or floating rate loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities), which may take the form of loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); (vii) municipal securities and other debt obligations issued by states, local governments, and government-sponsored entities, including their agencies, authorities, and instrumentalities; (viii) inflation-indexed bonds; (ix) convertible securities; (x) preferred securities; (xi) REIT securities; (xii) payment-in-kind bonds; (xiii) zero-coupon bonds; (xiv) custodial receipts, cash and cash equivalents; (xv) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (xvi) other instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, but does not intend to invest in the equity or “first loss” tranche of such investments.

In managing the Fund’s portfolio of debt instruments, under normal market conditions the portfolio managers intend to seek to construct an investment portfolio with an overall dollar-weighted average effective duration of between one and three years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The longer a portfolio’s effective duration, the more sensitive it will be to changes in interest rates. The effective duration of the Fund’s portfolio of debt instruments may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the portfolio will always be within its target range. The Adviser monitors the effective duration of the Fund’s portfolio of debt instruments to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk.

The Fund may invest in debt instruments of any credit quality, which may include securities that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization or unrated securities judged by the Adviser to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” Generally, lower-rated debt securities offer a higher yield than higher-rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher-rated securities of similar maturity. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

The Fund may invest a portion of its assets in inverse floater securities and interest-only and principal-only securities. An inverse floater is a type of instrument, which may be backed by or related to a mortgage-backed security, that bears a floating or variable interest rate that moves in the opposite direction to movements in interest rates generally or the interest rate on another security or index. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.

The Fund may invest a portion of its assets in debt instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging market countries. An “emerging market country” is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including those sponsored or managed by the Adviser or its related parties. The Fund may engage in short sales or take short positions, either to earn additional return or to hedge existing investments.

In managing the Fund’s debt instruments, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The portfolio managers utilize active asset allocation in managing the Fund’s investments in debt instruments.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

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affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

collateralized debt obligations risk: the risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. The Fund has historically obtained exposure to the Index through swap transactions with a single or a limited number of counterparties and will likely enter into swap transactions related to the Index with a single or a limited number of counterparties for the foreseeable future. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

•

emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

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foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

index risk: the risk that the Fund’s investments in derivatives based on the Index or that use the Index as the reference asset, or other substitute investment exposure to the Index, may underperform the return of the Index for a number of reasons, including, for example, (i) the performance of derivatives related to the Index may not correlate with the Index and/or may underperform the Index due to transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the Index or find parties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out the Index’s methodology, or the Index provider may incorrectly report information concerning the Index. Although the Adviser has licensed from the Index’s sponsor the right to use the Index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that the Index will be maintained indefinitely or that the Fund will be able to continue to utilize the Index to implement the Fund’s principal investment strategies indefinitely. If the sponsor of the Index ceases to maintain the Index, the Fund no longer has the ability to utilize the Index to implement its principal investment strategies, or other circumstances exist that the Adviser or the Fund’s Board of Trustees concludes substantially limit the Fund’s ability to create cost-effective synthetic investment exposure to the Index, the Adviser or the Fund’s Board of Trustees may substitute the Index with another index that it chooses in its sole discretion and without advance notice to shareholders. There can be no assurance that any substitute index so selected will be similar to the Index or will perform in a manner similar to the Index. Unavailability of the Index could affect adversely the ability of the Fund to achieve its investment objective.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•	investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited operating history risk: the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect the Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Code or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

•

U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	10.27%	Quarter ended 3/31/2019
Lowest:	(8.59%)	Quarter ended 12/31/2018

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was (10.96%).

Average Annual Total Returns (for the periods ended December 31, 2019)

Shiller Enhanced International CAPE®	One Year	Since Inception (December 23, 2016)
Class I
Return Before Taxes	23.17%	9.63%
Return After Taxes on Distributions	21.55%	7.43%
Return After Taxes on Distributions and Sale of Fund Shares	13.64%	6.61%
Class N
Return Before Taxes	22.86%	9.37%
MSCI Europe Index (reflects no deduction for fees, expenses or taxes)	23.77%	10.14%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The MSCI Europe Index captures large and mid-cap representation across 15 developed market countries in Europe. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey E. Gundlach	Since the Fund’s inception in December 2016	Chief Executive Officer
Jeffrey J. Sherman	Since the Fund’s inception in December 2016	Deputy Chief Investment Officer

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Colony Real Estate and Income Fund

Investment Objective

The Fund’s investment objective is to seek total return (capital appreciation and current income) which exceeds the total return of its benchmark index over a full market cycle. The Fund’s current benchmark index is the Dow Jones U.S. Select REIT Total Return Index (the “Dow Jones U.S. REIT Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I		Class N
Management Fees	0.45%		0.45%
Distribution and/or Service (12b-1) Fees	None		0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	0.41%		0.41%
Acquired Fund Fees and Expenses[2]	0.01%		0.01%
Total Annual Fund Operating Expenses	0.87%		1.12%
Fee Waiver and/or Expense Reimbursement[3]	(0.23%	)	(0.23%	)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.64%		0.89%

[1]

The Fund enters into index-related swap transactions, under which the Fund incurs fees payable to its counterparties and other costs. Those fees and costs reduce the index-based returns to the Fund under the swaps. During the Fund’s most recent fiscal year, the Fund incurred fees payable to its swap counterparty of 0.45% (expressed as an annualized percentage of the notional amounts of the swaps). Swap returns are typically also reduced by amounts based on short-term interest rates (applied against the notional amounts of the swaps) and by other amounts. Such fees and costs are not reflected in the table above or in the example below. See “Index Risk — Note regarding Index-Based Swaps” for more information regarding such fees and costs.

[2]

“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. When the Fund invests in other DoubleLine funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested. The Adviser waived advisory fees in the amount of 0.01% pursuant to this waiver agreement in respect of investments made in other DoubleLine funds during the Fund’s most recent fiscal year. The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

[3]	DoubleLine Alternatives has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 0.65% for Class I shares and 0.90% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations will apply until at least July 31, 2021 except that they may be terminated by the Board of Trustees at any time. To the extent that DoubleLine Alternatives waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Any such recoupment may not cause the Fund’s ordinary operating expenses to exceed the expense limitation that was in place when the fees were waived or expenses reimbursed. Additionally, the Adviser would generally seek recoupment only in accordance with the terms of any expense limitation that is in place at the time of recoupment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fund’s expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$65	$91
3 Years	$255	$333
5 Years	$460	$595
10 Years	$1,051	$1,343

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks total return (capital appreciation and current income) in excess of the benchmark index, currently the Dow Jones U.S. REIT Index, over a full market cycle.

The Fund will seek to use derivatives, or a combination of derivatives and direct investments, to provide a return (before fees and expenses) that approximates the performance of the Colony Capital Fundamental US Real Estate Index (the “Index”). The Fund will also invest in a portfolio of debt securities to seek to provide additional total return over the long term. The Fund uses investment leverage as part of its principal investment strategies. The Fund expects normally to invest an amount approximately equal to its net assets directly in a portfolio of debt securities while also maintaining notional exposure to the Index, providing the Fund with economic exposure to the Index in an amount up to the value of the Fund’s net assets. As a result, the Fund’s total investment exposure (direct investments in debt securities plus notional exposure to the Index) will typically be equal to approximately 200% of the Fund’s net asset value, with approximately half of that investment exposure being to the Index and the other half to a portfolio of debt securities. It is possible that the Fund could lose money on both its investments in debt securities and its exposure to the Index at the same time.

The Fund will normally use derivatives in an attempt to create an investment return that approximates (before fees and expenses) the Index’s return. For example, the Fund might enter into swap transactions or futures transactions designed to provide the Fund a return before fees and expenses approximating the Index’s return, including swap transactions or futures transactions where the reference asset is the Index or a modified version of the Index, one or more components of the Index, or an unrelated index or basket of securities. The transaction pricing of any swap transaction will reflect a number of factors that will cause the return on the swap transaction to underperform the Index. Please see “Index Risk — Note regarding Index-Based Swaps” in this Prospectus for more information. The Fund expects to use only a small percentage of its assets to attain the desired exposure to the Index because of the structure of the derivatives the Fund expects to use. As a result, use of those derivatives along with the Fund’s investments in a portfolio of debt securities will create investment leverage in the Fund’s portfolio. In certain cases, derivatives based on the Index or that use the Index as the reference asset might be unavailable or the pricing of those derivatives might be unfavorable; in those cases, the Fund might attempt to approximate the Index’s return by purchasing some or all of the securities comprising the

Index, or portions of the Index, at the time. If the Fund at any time invests directly in the securities comprising the Index, the assets so invested will be unavailable for investment in debt instruments, and the Fund’s ability to pursue its investment strategy fully and achieve its investment objective may be limited.

To the extent use of the above-described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund expects to invest those assets in a portfolio of debt instruments managed by DoubleLine Capital, the Fund’s sub-adviser, to seek to provide additional total return over the long term. References herein to the “Adviser” shall refer to either DoubleLine Alternatives (the Fund’s investment adviser) or DoubleLine Capital (the Fund’s sub-adviser), or both, as applicable.

The Colony Capital Fundamental US Real Estate Index. The Index is a rules-based index that incorporates the fundamental criteria described below originally developed by Colony Capital, Inc. The Index is rebalanced and reconstituted quarterly by applying a systematic methodology to the universe of REITs, excluding mortgage REITs, that are listed on the New York Stock Exchange LLC (“NYSE”), The Nasdaq Stock Market LLC (“Nasdaq”) or the NYSE American LLC (“NYSE American”) and that meet minimum market capitalization ($1 billion) and average daily trading value criteria. The Index’s methodology screens the universe of REITs to identify quality issuers by excluding the least-profitable REITs and those with relatively high yields and, using a valuation screen, excludes the most expensive REITs, as measured by an enterprise value to operating profits ratio. The Index’s methodology also seeks to identify quality issuers and to mitigate balance sheet risk by excluding REITs with relatively high leverage, as measured by a net debt to earnings ratio. The remaining REITs, after applying these screens, are then weighted by market capitalization (subject to certain concentration and diversification limits) to derive the Index’s composition. The Index’s methodology requires that, with each rebalance/reconstitution, the Index includes at least 25 constituents; there is no maximum number of Index constituents. As of June 30, 2020, the Index was comprised of 55 constituents selected from a selection universe of 131 REITs. Barclays Bank PLC (“Barclays”) owns the intellectual property and licensing rights related to the Index, and Barclays Index Administration, a function within the investment bank of Barclays, performs the role of index sponsor and administers the Index.

Through the Fund’s investments related to the Index, the Fund will have significant exposure to REITs and the risks of investing in real estate assets. As a result, the Fund’s net asset value will be affected by factors affecting the real estate sector and/or REIT securities to a greater degree than a fund that invests more broadly. REITs tend to be smaller and medium capitalization issuers in relation to the equity markets as a whole, though the Fund may have investment exposure to REITs of any market capitalization, including small, mid or large capitalization issuers. Please see “Market Capitalization Risk” in this Prospectus for more information.

The Fund’s net asset value may experience more volatility than that of a fund with broader exposure to the market.

If derivatives designed to provide the Fund a return approximating the Index’s return become unavailable or for other reasons, DoubleLine Alternatives may seek investment exposure to the REIT securities comprising the Index by investing in derivative instruments whose reference assets are other REIT-related indices or issuers, by investing directly in some or all of the REIT securities comprising the Index, or by investing in REIT-focused pooled investment vehicles that may provide comparable exposure. DoubleLine Alternatives or the Fund’s Board of Trustees may in their sole discretion and without advance notice to shareholders select, in place of the Index, another index (such as the Dow Jones U.S. REIT Index) or a basket of investments. The Fund may gain exposure to any substitute index or basket of investments in any manner DoubleLine Alternatives determines appropriate, including those described above with respect to how the Fund may obtain exposure to the Index.

Although a portion of the Fund’s assets may be invested in instruments whose performance is based on an index, the Fund’s overall portfolio includes other investments. Therefore, the Fund is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund.

During the Fund’s last fiscal year, the Fund entered into swap transactions related to the Index with two counterparties. The Fund will likely enter into swap transactions related to the Index with a single or a limited number of counterparties for the foreseeable future. In selecting swap counterparties for the Fund, DoubleLine Alternatives will normally consider a variety of factors, including, without limitation: cost; the quality, reliability, and responsiveness of a counterparty; the operational compatibility between a counterparty and DoubleLine Alternatives; and a counterparty’s creditworthiness.

The Fund’s Investments in Debt Instruments. Under normal circumstances, to the extent use of the above-described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund intends to invest those assets in a portfolio of debt instruments managed by DoubleLine Capital to seek to provide additional total return over the long term. The Fund may invest directly in debt instruments; alternatively, DoubleLine Capital may choose to invest all or a portion of the Fund’s assets in one or more fixed income funds advised by DoubleLine Capital or a related party of DoubleLine Capital. Debt instruments in which the Fund may invest may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) corporate obligations; (iii) mortgage-backed securities (including commercial and residential mortgage-backed securities) and other asset-backed securities, CMOs, government mortgage pass-through securities, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities), and inverse floaters; (iv) CDOs, including CLOs; (v) foreign securities (corporate and government, including foreign hybrid securities), including emerging market securities; (vi) fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, senior loans, second lien or other subordinated or unsecured fixed or floating rate loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities), which may take the form of loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); (vii) municipal securities and other debt obligations issued by states, local governments, and government-sponsored entities, including their agencies, authorities, and instrumentalities; (viii) inflation-indexed bonds; (ix) convertible securities; (x) preferred securities; (xi) payment-in-kind bonds; (xii) zero-coupon bonds; (xiii) custodial receipts, cash and cash equivalents; (xiv) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (xv) other instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, but does not intend to invest in the equity or “first loss” tranche of such investments.

In managing the Fund’s portfolio of debt instruments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with an overall dollar-weighted average effective duration of between one and three years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by DoubleLine Capital. The longer a portfolio’s effective duration, the more sensitive it will be to changes in interest rates. The effective duration of the Fund’s portfolio of debt instruments may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the portfolio will always be within its target range. DoubleLine Capital monitors the effective duration of the Fund’s portfolio of debt instruments to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk.

The Fund may invest in debt instruments of any credit quality, which may include securities that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization or unrated securities judged by DoubleLine Capital to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by DoubleLine Capital to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” Generally, lower-rated debt securities offer a higher yield than higher-rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher-rated securities of similar maturity. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by DoubleLine Capital to be of comparable quality, and credit default swaps of companies in the high yield universe. DoubleLine Capital does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

The Fund may invest a portion of its assets in inverse floater securities and interest-only and principal-only securities. An inverse floater is a type of instrument, which may be backed by or related to a mortgage-backed security, that bears a floating or variable interest rate that moves in the opposite direction to movements in interest rates generally or the interest rate on another security or index. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to a mortgage-

backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.

The Fund may invest a portion of its assets in debt instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging market countries. An “emerging market country” is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including those sponsored or managed by the Adviser or its related parties. The Fund may engage in short sales or take short positions, either to earn additional return or to hedge existing investments.

In managing the Fund’s debt instruments, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of DoubleLine Capital’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The portfolio managers utilize active asset allocation in managing the Fund’s investments in debt instruments.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

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asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

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collateralized debt obligations risk: the risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information (“Confidential Information”) by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time. Also, certain issuers of floating rate loans or other investments may not have any publicly traded securities (“Private Issuers”) and may offer private information pursuant to confidentiality agreements or similar arrangements. The Adviser may access such private information, while recognizing that the receipt of that information could potentially limit the Fund’s ability to trade in certain securities, including if the Private Issuer later issues publicly traded securities. In addition, in circumstances when the Adviser declines to receive Confidential Information from issuers of floating rate loans or other investments, the Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments, and the Fund may not take advantage of investment opportunities that it otherwise might have if it had received such Confidential Information. In managing the Fund, the Adviser may seek to avoid the receipt of Confidential Information about the issuers of floating rate loans or other investments being considered for acquisition by the Fund or held in the Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of the Adviser’s clients, including, potentially, the Fund, from trading in securities they hold or in which they may invest.

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counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. The Fund has historically obtained exposure to the Index through swap transactions with a single counterparty and will likely enter into swap transactions related to the Index with a single or a limited number of counterparties for the foreseeable future. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks –LIBOR Risk” above for more information.

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emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

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equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. Through the Fund’s investments related to the Index, the Fund will have significant exposure to REITs and the risks of investing in real estate assets. As a result, the Fund’s net asset value will be affected by factors affecting the real estate sector and/or REIT securities to a greater degree than a fund that invests more broadly.

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financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

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focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

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foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

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high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

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index risk: the risk that the Fund’s investments in derivatives based on the Index or that use the Index as the reference asset, or other substitute investment exposure to the Index, may underperform the return of the Index for a number of reasons, including, for example, (i) the performance of derivatives related to the Index may not correlate with the Index and/or may underperform the Index due to transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the Index or find parties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out the Index’s methodology, or the Index provider may incorrectly report information concerning the Index. Although DoubleLine Alternatives has licensed from the Index’s sponsor the right to use the Index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that the Index will be maintained indefinitely or that the Fund will be able to continue to utilize the Index to implement the Fund’s principal investment strategies indefinitely. If the sponsor of the Index ceases to maintain the Index, the Fund no longer has the ability to utilize the Index to implement its principal investment strategies, or other circumstances exist that DoubleLine Alternatives or the Fund’s Board of Trustees concludes substantially limit the Fund’s ability to create cost-effective synthetic investment exposure to the Index, DoubleLine Alternatives or the Fund’s Board of Trustees may substitute the Index with another index that it chooses in its sole discretion and without advance notice to shareholders. There can be no assurance that any substitute index so selected will be similar to the Index or will perform in a manner similar to the Index. Unavailability of the Index could affect adversely the ability of the Fund to achieve its investment objective.

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inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

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investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

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large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

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leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

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limited operating history risk: the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

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liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

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loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

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market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect the Fund because of unfavorable market conditions particular to that category of issuers. REITs tend to be smaller and medium capitalization issuers in relation to the equity markets as a whole. Investing in smaller and medium capitalization issuers may involve special risks because those companies may have a narrower focus, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or an industry will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of smaller and medium capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about smaller and medium capitalization issuers. Accordingly, shares in REITs can, and at times will, perform differently than large company stocks.

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market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

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mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the

Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

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portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

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preferred securities risk: the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

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real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Code, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

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restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

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securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund.

•	structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

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U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

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valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	17.40%	Quarter ended 3/31/2019
Lowest:	(1.60%)	Quarter ended 12/31/2019

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was (18.17%).

Average Annual Total Returns (for the periods ended December 31, 2019)

Colony Real Estate and Income Fund	One Year	Since Inception (December 17, 2018)
Class I
Return Before Taxes	26.81%	21.87%
Return After Taxes on Distributions	25.14%	20.25%
Return After Taxes on Distributions and Sale of Fund Shares	15.84%	15.97%
Class N
Return Before Taxes	26.52%	21.60%
Dow Jones U.S. Select REIT Total Return Index (reflects no deduction for fees, expenses or taxes)	23.10%	18.70%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The Dow Jones U.S. Select REIT Total Return Index tracks the performance of publicly traded REITs and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Alternatives is the investment adviser to the Fund. DoubleLine Capital is the sub-adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey E. Gundlach	Since the Fund’s inception in December 2018	Chief Executive Officer — DoubleLine Capital
Jeffrey J. Sherman	Since the Fund’s inception in December 2018	Deputy Chief Investment Officer — DoubleLine Capital; President — DoubleLine Alternatives

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Shares

You may purchase or redeem Class A, Class C, Class I, and Class N shares on any business day when the NYSE opens for regular trading. You may purchase or redeem shares by written request via mail (DoubleLine Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 877-DLine11 (877-354-6311), or through authorized dealers, brokers, or other service providers (“financial intermediaries”). Telephone transactions will be permitted unless you decline this privilege on your initial purchase application. The minimum initial and subsequent investment amounts for different types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Minimum Initial Investment:		Subsequent Investment:
	Regular Accounts	IRAs/HSAs	All Accounts and Automatic Investment Plans
Class A Shares	$2,000	$500	$100
Class C Shares	$2,000	$500	$100
Class I Shares	$100,000	$5,000	$100
Class N Shares	$2,000	$500	$100

The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain financial intermediaries also may have their own investment minimums, which may differ from the Funds’ minimums, and may be waived at the intermediaries’ discretion. The Funds reserve the right to change or waive the minimum initial and subsequent investment amounts without prior notice or to waive the minimum investment amounts for certain intermediaries or individual investors in its discretion.

Tax Information

The Funds’ distributions generally are taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. If you invest through such tax-advantaged arrangements, you may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s Adviser, and the Fund’s distributor or any of their affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your individual salesperson or visit your financial intermediary’s website for more information.

Additional Information About

Principal Investment Strategies and Principal Risks

Investment Objectives

Each Fund’s investment objective described in the respective Summary Section is non-fundamental, which means each Fund may change its investment objective without shareholder approval or prior notice.

Principal Investment Strategies

DoubleLine Total Return Bond Fund

Under normal circumstances, the Fund intends to invest more than 50% of its net assets in residential and commercial mortgage-backed securities and U.S. Treasury obligations rated at the time of investment Aa3 or higher by Moody’s or AA- or higher by S&P or the equivalent by any other nationally recognized statistical rating organization or unrated securities that are determined by DoubleLine Capital to be of comparable quality. These investments may include mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, and privately issued mortgage-backed securities. These investments also include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (interest-only and principal-only securities) and inverse floaters.

Since the Fund’s inception, the Fund has historically invested substantially all of its assets in mortgage-backed securities; short term investments, such as notes issued by U.S. Government agencies and shares of money market funds; and, from time to time, other asset-backed obligations, CLOs, obligations of the U.S. Government and its agencies, instrumentalities and sponsored corporations, and futures contracts. The Fund may invest in other instruments as part of its principal investment strategies as described below, but it has not historically done so to a significant extent and there can be no assurance it will do so in the future.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. Please see “Other Information Regarding Principal Investment Strategies” on page 438 of this Prospectus. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Fund may invest in bonds of any credit quality, including those that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization. Bonds and fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. Generally, lower-rated debt securities offer a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

Investment in secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation or other credit event. The Fund may enter into a credit default swap on either side (making such a stream of payments or agreeing to provide the specified return).

The Fund may invest a portion of its assets in inverse floater securities and interest-only and principal-only securities. An inverse floater is a type of instrument, which may be backed by or related to a mortgage-backed security, that bears a floating or variable interest rate that moves in the opposite direction to movements in interest rates generally or the interest rate on another security or index. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, interest-only and principal-only securities are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivative instruments and other investments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund incurs costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than one year and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may also engage in short sales or take short positions, either to adjust its duration or for other investment purposes.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the portfolio managers believe it would be appropriate to do so in order to readjust the duration of the Fund’s investment portfolio.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield, and total return are (in alphabetical order) the following:

•   Asset-Backed Securities Investment Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Financial Services Risk

•   High Yield Risk

•   Inflation-Indexed Bond Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Price Volatility Risk

•   Real Estate Risk

• Restricted Securities Risk • Securities or Sector Selection Risk • Structured Products and Structured Notes Risk • U.S.Government Securities Risk • Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Core Fixed Income Fund

Under normal circumstances, the DoubleLine Core Fixed Income Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income instruments. Please see “Other Information Regarding Principal Investment Strategies” on page 438 of this Prospectus. These fixed income instruments include but are not limited to securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations; corporate obligations; mortgage-backed securities of any kind, including commercial and residential mortgage-backed securities; asset-backed securities; foreign securities (corporate and government, including foreign hybrid securities); emerging market securities (corporate and government); fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities); and other securities bearing fixed or variable interest rates of any maturity. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

Mortgage-backed securities include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities and inverse floaters. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights.

The Fund may invest in fixed income instruments of any credit quality, including those that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Fund’s Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. Generally, lower-rated debt securities offer a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

Investment in secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation or other credit event. The Fund may enter into a credit default swap on either side (making such a stream of payments or agreeing to provide the specified return).

The Fund may invest up to 5% of its net assets in defaulted corporate securities. The Fund might do so, for example, where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may exceed current market values. The Fund may invest a portion of its assets in inverse floater securities and interest-only and principal-only securities. An inverse floater is a type of instrument, which may be backed by or related to a mortgage-backed security, that bears a floating or variable interest rate that moves in the opposite direction to movements in interest rates generally or the interest rate on another security or index. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.

The Fund may invest a portion of its assets in fixed income instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging market countries. An “emerging market country” is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The portfolio managers utilize active asset allocation in managing the Fund’s investments.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than two years and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may also engage in short sales or take short positions, either to adjust its duration or for other investment purposes.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield, and total return are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset-Backed Securities Investment Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Financial Services Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Price Volatility Risk

•   Real Estate Risk

•   Restricted Securities Risk

•   Securities or Sector Selection Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Emerging Markets Fixed Income Fund

Under normal circumstances, the DoubleLine Emerging Markets Fixed Income Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income instruments. Please see “Other Information Regarding Principal Investment Strategies” on page 438 of this Prospectus. These fixed income instruments include but are not limited to securities (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging market countries and other securities bearing fixed or variable interest rates of any maturity. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

An “emerging market country” is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund will generally invest in at least four emerging market countries. In allocating investments among various emerging market countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors may include:

•	public finances;

•	monetary policy;

•	external accounts;

•	financial markets;

•	foreign investment regulations;

•	stability of exchange rate policy; and

•	labor conditions.

The Fund may invest in hybrid securities relating to emerging market countries.

The Fund may invest, without limitation, in fixed income instruments of any credit quality, including those that at the time of investment are unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Fund’s Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” Generally, lower-rated debt securities offer a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity.

The Fund may invest up to 20% of its net assets in defaulted corporate securities. The Fund might do so, for example, where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may exceed current market values. In addition, the Fund may invest in defaulted sovereign investments, including, for example, where the portfolio managers believe the expected debt sustainability of the country is not reflected in current market valuations.

The Fund may invest in fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities) and other securities bearing fixed or variable interest rates of any maturity.

The Fund may invest in derivatives, which are financial contracts whose values depend on changes in the value of one or more underlying assets, reference rates, or indexes. Derivatives include, among others options, swaps (including credit default swaps), futures, structured investments, foreign currency futures and forward contracts. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation or other credit event. The Fund may enter into a credit default swap on either side (making such a stream of payments or agreeing to provide the specified return). These practices may be used to hedge the Fund’s portfolio as well as for investment purposes; however, such practices sometimes may reduce returns or increase volatility.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than two years and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Fund may invest without limit in investments denominated in any currency, but currently expects to invest a substantial amount of its assets in investments denominated in the U.S. dollar.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers perceive deterioration in the credit fundamentals of the issuer, when the portfolio managers believe there are negative macro geo-political considerations that may affect the issuer, when the portfolio managers determine to take advantage of a better investment opportunity, or when the individual security has reached the portfolio managers’ sell target.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield, and total return are (in alphabetical order) the following:

• Counterparty Risk • Debt Securities Risks • Defaulted Securities Risk • Derivatives Risk • Emerging Market Country Risk • Financial Services Risk • Foreign Currency Risk • Foreign Investing Risk	• High Yield Risk • Leveraging Risk • Liquidity Risk • Market Risk • Operational and Information Security Risks • Portfolio Management Risk • Portfolio Turnover Risk • Price Volatility Risk	• Restricted Securities Risk • Securities or Sector Selection Risk • Sovereign Debt Obligations Risk • Structured Products and Structured Notes Risk • Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Low Duration Bond Fund

The DoubleLine Low Duration Bond Fund seeks current income by investing principally in debt securities of any kind.

The Fund may invest without limit in mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, as well as those of private issuers not subject to any guarantee. Mortgage-backed securities include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters. The Fund may also invest in corporate debt obligations; asset-backed securities; foreign securities (corporate and government, including foreign hybrid securities); emerging market securities (corporate and government); inflation-indexed bonds; bank loans and assignments; income-producing securitized products, including CLOs; preferred securities; and other instruments bearing fixed or variable interest rates of any maturity.

The Fund’s Adviser will normally seek to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of three years or less. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary significantly from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed three years at any time. The Fund may invest in individual securities of any maturity or duration.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal circumstances, the Fund intends to invest primarily in fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Fund’s Adviser to be of comparable credit quality. The Fund may, however, invest up to 50% of its total assets in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the Fund’s Adviser to be of comparable credit quality. Those instruments include high yield, high risk bonds, commonly known as “junk bonds.” The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Fund’s Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

The Fund may also enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may also use derivatives transactions with the purpose or effect of creating investment leverage.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. Please see “Other Information Regarding Principal Investment Strategies” on page 438 of this Prospectus. If the Fund changes its 80% policy, it will notify shareholders at least 60 days in advance of the change.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Fund’s Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield, and total return are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset-Backed Securities Investment Risk

•   Collateralized Debt Obligations Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Financial Services Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Preferred Securities Risk

•   Price Volatility Risk

•   Real Estate Risk

•   Restricted Securities Risk

•   Securities or Sector Selection Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Floating Rate Fund

The DoubleLine Floating Rate Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans are typically debt obligations with interest rates that adjust or “float” periodically, often on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate (such as LIBOR) plus a premium. Certain floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock and other debt instruments) in the event of bankruptcy (“Senior Loans”). Other floating rate loans may be unsecured obligations of the borrower. A floating rate loan may be structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Such floating rate loans may be acquired through the agent or from the borrower, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

Floating rate investments include, without limitation, bank loans, including assignments and participations; floating rate debt securities; inflation-indexed securities; certain mortgage- and asset-backed securities, and CDOs, including CLOs and CMOs, backed by floating rate instruments or structured as floating rate investments and having, in the judgment of the Fund’s Adviser, characteristics similar to those of other floating rate investments; adjustable rate mortgages; floaters; inverse floaters; money market securities of all types; repurchase agreements; shares of money market and short-term bond funds; and floating rate loans of any kind (including, among others, subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities).

The Fund normally will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in floating rate loans and other floating rate investments. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. For purposes of this policy, any security or instrument will be considered a floating rate investment if it has a maturity of six months or less even if it pays a rate of interest rate that does not reset or adjust prior to maturity. The Fund’s investments in derivatives and other synthetic instruments that provide exposure comparable, in the judgment of the Fund’s Adviser, to floating rate investments will be counted toward satisfaction of this 80% policy as well.

The Fund may invest in securities or instruments of any credit quality. The Fund expects that many or all of the Fund’s investments will be rated below investment grade or unrated but of comparable credit quality. Corporate bonds and other fixed income instruments, including certain floating rate investments, rated below investment grade, or such instruments that are unrated and determined by the Fund’s Adviser to be of comparable quality, are high yield, high risk securities, commonly known as “junk bonds.” The Fund may invest in securities of stressed, distressed, and defaulted issuers (including issuers involved in bankruptcy proceedings, reorganizations, financial restructurings, or otherwise experiencing financial hardship). Such investments entail high risk and have speculative characteristics.

Subject to the Fund’s policy to invest at least 80% of its net assets in floating rate loans and other floating rate investments, the Fund may invest any portion of its assets in bonds, debentures, notes and other debt instruments, preferred securities, money market securities, investment-grade debt securities, repurchase agreements, and any security or instrument bearing a fixed, floating or adjustable rate of interest, including by investing in other investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. Money market securities include, among other things, bank certificates of deposit, bankers’ acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price (representing return of principal plus interest). The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

The Fund may invest in obligations of corporate and governmental issuers of any maturity. The Fund may invest in foreign investments, including obligations of issuers in emerging markets, without limit.

The Fund’s investments in loans may include loans issued in an offering that has been oversubscribed. The Fund may be able to sell such investments at a gain shortly after those investments are made. If the Fund seeks to take advantage of such opportunities, it may lead to higher levels of portfolio turnover, increased transaction costs and greater amounts of taxable distributions to shareholders. There can be no assurance that the Fund’s Adviser will be able to identify such opportunities successfully or sell any investments at a gain.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Fund may enter into derivatives transactions and other instruments of any kind for duration management purposes, hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund also may use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts in order to gain efficient long or short investment exposures as an alternative to cash investments, to adjust the Fund’s duration, or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, to adjust the Fund’s duration, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may use futures contracts and other derivatives to gain long or short exposure to one or more physical commodities or indexes of commodities.

The Fund’s portfolio managers may consider a wide variety of factors in purchasing and selling investments for the Fund, including, without limitation, liquidity of the investment, fundamental analysis of the issuer, the credit quality of the issuer and any collateral securing the investment, the issuer’s management, capital structure, leverage, and operational performance, and the business outlook for the industry of the issuer. The Fund also may consider available credit ratings. However, credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although the Fund’s portfolio managers may review credit ratings in making investment decisions, they typically perform their own investment analysis and generally do not rely upon the independent credit rating agencies in making investment decisions.

Proceeds from the sale of a loan may not be available to the Fund for a substantial period of time after the sale. As a result, it is possible that, during a period of substantial shareholder redemptions, proceeds from sales of loans by the Fund will not be available to the Fund on a timely basis for payment to redeeming shareholders. The Fund might as a result incur significant borrowing or other expenses, be forced to sell other securities with shorter settlement periods at unfavorable times or prices, or be forced to delay payment of redemption proceeds beyond the customary period.

Portfolio securities may be sold at any time. By way of example, the Fund’s portfolio managers may sell a Fund investment in order to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the investment no longer represents a relatively attractive investment opportunity, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual investment has reached the portfolio managers’ sell target.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset-Backed Securities Investment Risk

•   Collateralized Debt Obligations Risk

•   Confidential Information Access Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Financial Services Risk

•   Focused Investment Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund

•   Large Shareholder Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Preferred Securities Risk

•   Price Volatility Risk

•   Securities or Sector Selection Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Flexible Income Fund

The DoubleLine Flexible Income Fund seeks to achieve its investment objective by active asset allocation among market sectors in the fixed income universe. These sectors may include, for example, U.S. Government securities, corporate debt securities, mortgage- and other asset-backed securities, foreign debt securities, including emerging market debt securities, loans, and high yield debt securities. The Adviser has broad flexibility to use various investment strategies and to invest in a wide variety of fixed income instruments that the Adviser believes offer the potential for current income, capital appreciation, or both. The Fund is not constrained by management against any index.

The Adviser expects to allocate the Fund’s assets in response to changing market, financial, economic, and political factors and events that the

Fund’s portfolio managers believe may affect the values of the Fund’s investments. The allocation of the Fund’s assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The Fund may invest in securities of any credit quality. The Fund may invest without limit in securities rated below investment grade (securities rated Ba1 or below by Moody’s and BB+ or below by S&P and Fitch) or unrated securities judged by the Adviser to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” Generally, lower-rated debt securities offer a higher yield than higher-rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher-rated securities of similar maturity.

The Fund may invest without limit in foreign securities, including emerging market securities and securities denominated in foreign currencies, including the local currencies of emerging markets.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser seeks to manage the Fund’s duration based on the Adviser’s view of, among other things, future interest rates and market conditions. There are no limits on the duration of the Fund’s portfolio. The Adviser retains broad discretion to modify the Fund’s duration within a wide range, including the discretion to construct a portfolio of investments for the Fund with a negative duration. For example, the Adviser may extend the Fund’s duration significantly when the Adviser believes market interest rates will decline and shorten the Fund’s duration, or cause the Fund’s portfolio to have a negative duration, during periods when the Adviser expects interest rates to increase. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point, while the value of a portfolio of fixed income securities with an average duration of negative three years would generally be expected to decline in value by approximately 3% if interest rates decreased by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser.

Under normal circumstances, the Fund intends to invest principally in instruments the Adviser expects to produce current income (i.e., fixed income obligations and other income-producing instruments). Please see “Other Information Regarding Principal Investment Strategies” on page 438 of this Prospectus. These might include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) corporate obligations; (iii) foreign securities (corporate and government, including foreign hybrid securities), including emerging market securities; (iv) fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, senior loans, second lien or other subordinated or unsecured fixed or floating rate loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities), which may take the form of loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); (v) municipal securities and other debt obligations issued by states, local governments, and government-sponsored entities, including their agencies, authorities, and instrumentalities; (vi) distressed and defaulted securities; (vii) custodial receipts, cash and cash equivalents; (viii) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (ix) other instruments bearing fixed, floating, or variable interest rates of any maturity. Fixed income obligations may also include, among others, the following types of investments:

Mortgage-backed securities (including commercial and residential mortgage-backed securities) and other asset-backed securities, CDOs,

including CLOs and CMOs, government mortgage pass-through securities, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities), and inverse floaters. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Inflation-indexed bonds, which are fixed income securities whose principal values are periodically adjusted according to a measure of inflation.

Convertible securities, which include bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer.

Preferred securities, which represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends.

REIT securities, which are pooled investment vehicles that own, and typically operate, income-producing real estate or interests in real estate, such as, but not limited to, interests in agency mortgage REITs, non-agency mortgage REITs, commercial mortgage REITs, and equity REITs.

Zero-coupon and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund also may use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful. The Fund may enter into currency-related transactions, including forward exchange contracts and futures contracts. The Fund may, but will not necessarily, enter into foreign currency exchange transactions to hedge against currency exposure in its portfolio. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset’s value will decrease between the time the position is established and the agreed date of sale.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls), which may create investment leverage.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Fund’s Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

The Fund may invest in equity securities, of any kind, and of U.S. or foreign issuers of any size. Equity securities include common stocks, preferred stocks, and securities convertible into common or preferred stocks, and options and warrants to purchase common or preferred stocks.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset Allocation Risk

•   Asset-Backed Securities Investment Risk

•   Cash Position Risk

•   Collateralized Debt Obligations Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Financial Services Risk

•   Focused Investment Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Preferred Securities Risk

•   Price Volatility Risk

•   Real Estate Risk

•   Restricted Securities Risk

•   Securities or Sector Selection Risk

•   Short Position Risk

•   Sovereign Debt Obligations Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Low Duration Emerging Markets Fixed Income Fund

The DoubleLine Low Duration Emerging Markets Fixed Income Fund normally invests primarily in debt obligations issued by sovereign, quasi-sovereign and private (non-government) emerging market issuers. Sovereign and quasi-sovereign emerging market issuers include governments of emerging market countries, and governmental entities or agencies, and issuers that are owned, in whole or in part, or whose obligations are guaranteed, in whole or in part, by a government or governmental entity or agency of an emerging market country. Private emerging market issuers include private (non-governmental) issuers domiciled or located in emerging market countries, issuers with their principal place of business or corporate headquarters located in an emerging market country, or issuers the Adviser has determined are emerging market issuers based on a consideration of a number of qualitative factors, including the relative importance of emerging markets to the issuer’s business, including the issuer’s profits, revenues, assets and/or future potential growth.

Although the Fund may invest in individual securities of any maturity or duration, the Adviser will normally seek to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of three years or less. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary significantly from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed three years at any time.

An “emerging market country” is a country that, at the time the Fund invests in the related fixed income obligations, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may invest without limit in investments denominated in any currency, but currently expects to invest a substantial amount of its assets in investments denominated in the U.S. dollar.

The Fund generally will invest in at least three emerging market countries. In allocating investments among various emerging market countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors may include:

•	public finances;

•	monetary policy;

•	external accounts;

•	financial markets;

•	foreign investment regulations;

•	stability of exchange rate policy; and

•	labor conditions.

The Fund may invest in obligations of any credit quality, including those that at the time of investment are rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization or in unrated securities that are determined by the Adviser to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Fund’s Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” Generally, lower-rated debt securities offer a higher yield than higher-rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher-rated securities of similar maturity.

The Fund may invest in fixed income and debt obligations of any kind. Please see “Other Information Regarding Principal Investment Strategies” on page 438 of this Prospectus. The Fund’s fixed-income investments may include, by way of example, corporate debt obligations; fixed and floating rate loans of any kind (including, among others, bank loans, and assignments, participations, subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities); and income-producing securitized products.

The Fund may invest in mortgage-backed securities (including commercial and residential mortgage-backed securities) and asset-backed securities.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights.

The Fund also may invest in inflation-indexed bonds, which are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. The Fund may invest in preferred securities, which represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income instruments. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Fund may invest in hybrid securities relating to emerging market countries.

The Fund may invest up to 20% of its net assets in defaulted corporate securities. The Fund might do so, for example, where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may exceed current market values. In addition, the Fund may invest in defaulted sovereign investments, including, for example, where the portfolio managers believe the expected debt sustainability of the country is not reflected in current market valuations.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund also may use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may enter into currency-related transactions, including spot transactions, forward exchange contracts and futures contracts. The Fund may, but will not necessarily, enter into foreign currency exchange transactions to take a “long” or “short” position in a currency or to hedge against currency exposure in its portfolio. The results of such transactions also may represent, from time to time, a significant component of the Fund’s investment returns. The Adviser considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

There is no limit on the amount of the Fund’s assets that may be allocated to one or more specific asset classes or market sectors.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Cash Position Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Financial Services Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Large Shareholder Risk

•   Liquidity Risk

•   Market Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Price Volatility Risk

•   Restricted Securities Risk

•   Securities or Sector Selection Risk

•   Sovereign Debt Obligations Risk

•   Structured Products and Structured Notes Risk

•   Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Long Duration Total Return Bond Fund

The DoubleLine Long Duration Total Return Bond Fund seeks long-term total return comprised of capital growth and current income by investing principally in debt securities of any kind.

The Fund may invest without limit in mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, as well as those of private issuers not subject to any guarantee. Mortgage-backed securities include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters. The Fund may also invest in corporate debt obligations; asset-backed securities; foreign securities (corporate and government, including foreign hybrid securities); emerging market securities (corporate and government); inflation-indexed bonds; bank loans and assignments; income-producing securitized products, including CLOs;

preferred securities; and other instruments bearing fixed or variable interest rates of any maturity.

Under normal circumstances, the Fund’s Adviser expects to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of at least ten years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of ten years would generally be expected to decline by approximately 10% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary significantly from time to time based on, among other things, fluctuations in interest rates, changes in the rate of prepayments on mortgages underlying the Fund’s mortgage-related investments, and the Adviser’s expectations with respect to future interest rates. There can be no assurance that the effective duration of the Fund’s investment portfolio will equal or exceed ten years at all times. The Fund may invest in individual securities of any maturity or duration. Because the Fund will usually have a relatively long duration, the value of its shares will be especially sensitive to changes in interest rates.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal circumstances, the Fund intends to invest primarily in fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Fund’s Adviser to be of comparable credit quality. The Fund may, however, invest up to 20% of its total assets in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the Fund’s Adviser to be of comparable credit quality. Those instruments include high yield, high risk bonds, commonly known as “junk bonds.” The

Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 30% of its total assets, and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in obligations of governmental or private obligors in emerging market countries. The Adviser considers an “emerging market country” to be a country that, at the time of investment is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion and subject to the duration parameters described above, adjust the Fund’s exposure to interest rate risk. The Fund’s Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may also engage in short sales or take short positions, either to adjust its duration or for other investment purposes. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. Please see “Other Information Regarding Principal Investment Strategies” on page 438 of this Prospectus. If the Fund changes its 80% policy, it will notify shareholders at least 60 days in advance of the change.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset Allocation Risk

•   Asset-Backed Securities Investment Risk

•   Cash Position Risk

•   Collateralized Debt Obligations Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Financial Services Risk

•   Focused Investment Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Large Shareholder Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Preferred Securities Risk

•   Price Volatility Risk

•   Real Estate Risk

•   Securities or Sector Selection Risk

•   Short Position Risk

•   Sovereign Debt Obligations Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Global Bond Fund

The DoubleLine Global Bond Fund seeks long-term total return by investing primarily in debt obligations issued by governments and governmental agencies, authorities or instrumentalities, located anywhere in the world. The Fund expects to invest significantly in obligations of members of the G-20, an organization of governments composed of 20 of the major economies in the world, including developed markets and emerging market economies. The members of the G-20 include: Argentina, Australia, Brazil,

Canada, China, France, Germany, India, Indonesia, Italy, Japan, Mexico, Russia, Saudi Arabia, South Africa, South Korea, Turkey, the United Kingdom, and the United States, and the European Union (the “EU”).

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. Please see “Other Information Regarding Principal Investment Strategies” on page 438 of this Prospectus. For purposes of the Fund’s 80% policy, bonds also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities, such as an ETF that invests in bonds. If the Fund changes its 80% policy, it will notify shareholders at least 60 days in advance of the change.

The Adviser expects to allocate the Fund’s assets among a variety of debt instruments based on the Adviser’s view of their potential to provide current income, capital appreciation, or both, as well as the Adviser’s view of changing global macroeconomic conditions such as, but not limited to, broad dollar trends, commodity cycles, cross border trade and portfolio flows, and relative growth and inflation differentials. The Adviser will also consider changes in a specific country’s market, economic, monetary and political factors and other developments that the Adviser believes may affect the values of the Fund’s investments.

The Fund’s investment universe includes, without limitation, sovereign debt, including U.S. Government securities; quasi-sovereign debt, such as obligations issued by governmental agencies and instrumentalities; and supra-national obligations. The Fund may also invest in obligations of private, non-governmental issuers. The Fund’s investments may include government and private high yield and defaulted debt securities; inflation-indexed securities; mortgage- and asset-backed securities; bank loans; and securities or structured products that are linked to or derive their values from another security, asset or currency of any country or issuer in which the Fund may otherwise invest.

The Fund expects normally to have significant exposure to foreign currencies, which may be achieved by investing in bonds denominated in the local currencies of foreign issuers or by investing in currencies directly or in currency-related instruments, such as forward contracts. The Fund may enter into foreign currency exchange transactions, including foreign currency futures and forward contracts and foreign currency swaps and options, to take long or short positions in various currencies, including currencies to which the Fund might not otherwise have exposure, in order to benefit from changes in the values of those currencies anticipated by the Adviser. The Fund may also, but will not necessarily, enter into foreign currency exchange transactions in order to hedge against changes in the values of its portfolio investments due to declines in the values of the currencies in which those investments are denominated against the U.S. dollar. The Fund may use any of the instruments, or any combination of the instruments, above (e.g., an interest rate swap combined with a long forward currency contract) to create long or short synthetic positions as a substitute for a cash investment. Foreign currency exchange transactions may have the effect of creating investment leverage in the Fund’s portfolio and the returns from such transactions may represent, from time to time, a significant component of the Fund’s investment returns.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal market conditions, the Fund will generally invest in securities that provide exposure to at least three different countries, not including the United States. There is no limit on the percentage of the Fund that may be invested in emerging market countries or in any single or small number of currencies or issuers.

The Fund normally invests principally in “investment grade” securities (i.e., those rated above Ba1 by Moody’s or above BB+ by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality). The Fund normally will not invest more than 25% of its total assets in fixed income instruments that are, at the time of purchase, rated or determined by the Adviser to be below investment grade. Fixed income instruments rated below investment grade, or unrated securities that are determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. Generally, lower-rated debt securities offer a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than one year and no more than ten years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income securities would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Adviser may also seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

In addition to its use of foreign currency exchange transactions, the Fund may use other derivatives transactions with the purpose or effect of creating investment leverage or for other purposes. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, or other indicators of value, or to hedge against portfolio exposures. The Fund may use any of the instruments, or any combination of the instruments, above (e.g., an interest rate swap combined with a long forward currency contract) to create long or short synthetic positions as a substitute for a cash investment. The Adviser considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions. The Fund will incur costs in implementing derivatives strategies, and there can be no assurance that the Fund will engage in derivatives strategies or that any such strategy will be successful. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

The Fund may from time to time hold a portion of its assets in cash, cash equivalents, or other short-term investments for a number of reasons, including, for example, for temporary defensive purposes, to satisfy future redemption requests, pending the investment of subscription proceeds, or when the Adviser otherwise determines for investment purposes to hold a portion of the Fund’s assets in cash or similar investments.

The Fund is classified as a non-diversified fund under the 1940 Act, and may invest in the securities of a smaller number of issuers than a diversified fund.

Portfolio securities may be sold at any time. Sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the portfolio managers believe it would be appropriate to do so in order to adjust the duration of the Fund’s investment portfolio.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset Allocation Risk

•   Asset-Backed Securities Investment Risk

•   Cash Position Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Focused Investment Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Large Shareholder Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Non-diversification Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Price Volatility Risk

•   Restricted Securities Risk

•   Securities or Sector Selection Risk

•   Short Position Risk

•   Sovereign Debt Obligations Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Ultra Short Bond Fund

The DoubleLine Ultra Short Bond Fund seeks to provide a level of current income consistent with limited price volatility by investing principally in investment grade, U.S. dollar-denominated debt instruments, including bank obligations, commercial paper, asset-backed commercial paper, and repurchase agreements. The Fund may also invest in certificates of deposit, time deposits, debentures and discount notes issued by agencies of the U.S. Government, pre-refunded bonds, including pre-refunded municipal bonds, corporate debt obligations, mortgage-backed securities of any maturity or type that are issued by, guaranteed by, or secured by collateral that is guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations, other asset-backed securities of any maturity or type, including those issued by private issuers and not subject to any government guarantee or credit support, dollar-denominated foreign securities (corporate and government), inflation-indexed bonds, income-producing securitized products, preferred securities, and other instruments bearing fixed or variable interest rates of any maturity. The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund is not subject to the credit quality, liquidity, diversification or other limitations imposed on money market funds by Rule 2a-7 under the 1940 Act.

The Adviser will normally seek to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of one year or less. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary significantly from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed one year. The Fund may invest in obligations of any maturity, but will principally invest in debt obligations with a maturity of 397 days or less.

Under normal circumstances, the Fund intends to invest only in fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Adviser to be of comparable credit quality. The Fund’s dollar-weighted average credit quality will vary over time based on, among other things, market conditions, the Adviser’s investment views and expectations for market conditions, and changes in an issuer’s credit rating or credit quality.

Obligations of companies in the financial services sector may constitute a significant portion or substantially all of the Fund’s portfolio securities.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

The Fund may also enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund may also use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds (the “80% Policy”). Please see “Other Information Regarding Principal Investment Strategies” on page 438 of this Prospectus. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to bonds will be counted towards satisfaction of the 80% Policy. For purposes of testing compliance with this policy, the Fund generally uses the market values of its derivative investments and other synthetic instrument positions, but reserves the right to use an investment’s notional value, where determined appropriate in the Adviser’s discretion. If the Fund changes its 80% policy, it will notify shareholders at least 60 days in advance of the change.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies, such as money market funds, and including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

Portfolio securities may be sold at any time. Sales may occur to increase available cash for purposes of honoring redemption requests or when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the portfolio managers believe it would be appropriate to do so in order to adjust the duration of the Fund’s investment portfolio.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks.

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset-Backed Securities Investment Risk

•   Commercial Paper Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Derivatives Risk

•   Financial Services Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Large Shareholder Risk

•   Liquidity Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Preferred Securities Risk

•   Price Volatility Risk

•   Real Estate Risk

• Restricted Securities Risk • Securities or Sector Selection Risk • Structured Products and Structured Notes Risk • U.S. Government Securities Risk • Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Infrastructure Income Fund

The DoubleLine Infrastructure Income Fund seeks long-term total return while striving to generate current income. Under normal market conditions, the DoubleLine Infrastructure Income Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in “Infrastructure Investments.” Infrastructure Investments include any assets or projects that support the operation, function, growth or development of a community or economy.

The Infrastructure Investments in which the Fund may invest include, without limitation, fixed or floating-rate debt instruments, loans or other income-producing instruments issued:

•	by companies or other issuers to finance (or re-finance) the ownership, development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets;

•	by companies or other issuers that invest in, own, lease or hold infrastructure assets; and

•

by companies or other issuers that operate infrastructure assets or provide services, products or raw materials related to the development, construction, maintenance, renovation, enhancement or operation of infrastructure assets.

The Fund may hold instruments issued by a wide range of entities including, among others, operating companies, holding companies, special purpose vehicles, including vehicles created to hold or finance infrastructure assets, municipal issuers, and governments and governmental agencies, authorities or instrumentalities.

The infrastructure assets to which the Fund may have exposure through its investments include, without limitation, assets related to:

•	transportation (e.g., airports, metro systems, subways, railroads, ports, toll roads);

•	transportation equipment (e.g., shipping, aircraft, railcars, containers);

•	electric utilities and power (e.g., power generation, transmission and distribution);

•	energy (e.g., exploration and production, pipeline, storage, refining and distribution of energy), including renewable energies (e.g., wind, solar, hydro, geothermal);

•	communication networks and equipment;

•	water and sewage treatment;

•	social infrastructure (e.g., health care facilities, government buildings and other public service facilities); and

•	metals, mining, and other resources and services related to infrastructure assets (e.g., cement, chemical companies).

The Fund may invest without limit in Infrastructure Investments in the United States or in foreign countries, including emerging market countries. However, the Fund generally seeks to invest principally in instruments denominated in U.S. dollars.

Although, under normal circumstances, the Fund intends to invest more than 50% of its net assets in investment grade investments (i.e., those rated above Ba1 by Moody’s or above BB+ by S&P, Fitch, Kroll Bond Rating Agency or the equivalent by any other nationally recognized rating organization) and unrated instruments considered by the Adviser to be of comparable credit quality, the Fund may purchase investments of any credit quality, including investments that are rated below investment grade or unrated instruments considered by the Adviser to be of comparable credit quality. Instruments rated below investment grade and unrated instruments of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality. Generally, lower-rated debt securities offer the potential for a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity.

The Fund may invest without limit in debt obligations, loans and other income-producing instruments where the obligation to repay principal and pay interest or otherwise make payments to the Fund is secured by underlying infrastructure asset(s) (e.g., a power generating facility, aircraft, railcars, and/ or containers) or secured solely by an equity ownership stake in a particular asset or project. Alternatively, the Fund may invest in income-producing instruments where the obligation to repay principal and pay interest is unsecured and backed only by the creditworthiness of the issuer.

The Fund may invest in debt obligations, income-producing instruments and infrastructure-related investments of any kind, including, without limitation, (i) project bonds; (ii) corporate obligations; (iii) loans; (iv) mortgage-backed securities; (v) asset-backed securities (including securities collateralized by installment loan contracts and/or leases of various types of real and personal property such as aircraft and cellular towers); (vi) foreign corporate securities, including emerging market securities; (vii) enhanced equipment trust certificates (“EETCs”) and equipment trust certificates (“ETCs”); (viii) debt obligations issued or guaranteed by governments or governmental agencies; (ix) credit-linked notes; (x) municipal bonds; (xi) pass-through notes; (xii) perpetual maturity bonds; and (xiii) other instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may invest in any level of the capital structure of an issuer of asset-backed securities, including the equity or “first loss” tranche. Loans include, without limitation, secured and unsecured senior loans, term loan Bs, mezzanine, second lien, and other subordinated loans, loan participations and assignments, and other fixed and floating rate loans.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser intends, under normal market conditions, to construct an investment portfolio with a dollar-weighted average effective duration of no less than two years and no more than ten years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income securities would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and loan prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Fund may use derivative transactions with the purpose or effect of creating investment leverage or for other purposes. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, or other indicators of value, or to hedge against portfolio exposures. The Fund may use any of the instruments, or any combination of the instruments, above (e.g., an interest rate swap combined with a long forward currency contract) to create long or short synthetic positions as a substitute for a cash investment. The Fund may also use derivatives transactions to manage the Fund’s duration or adjust the Fund’s exposure to changes in market interest rates. The Adviser considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions. The Fund will incur costs in implementing derivatives strategies, and there can be no assurance that the Fund will engage in derivatives strategies or that any such strategy will be successful. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies, and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

The Fund may from time to time hold a significant portion of its assets in cash, cash equivalents, or other short-term investments for a number of reasons, including, for example, for temporary defensive purposes, to satisfy future redemption requests, pending the investment of subscription proceeds, or when the Adviser otherwise determines for investment purposes to hold a portion of the Fund’s assets in cash or similar investments.

Portfolio securities may be sold at any time. Sales may occur to increase available cash for purposes of honoring redemption requests or when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the portfolio managers believe it would be appropriate to do so in order to adjust the duration of the Fund’s investment portfolio.

The Fund’s investments in derivatives and other synthetic instruments that provide exposure comparable, in the judgment of the Adviser, to Infrastructure Investments will be counted toward satisfaction of the Fund’s policy to invest in Infrastructure Investments. If the Fund changes its 80% investment policy described above, it will notify shareholders at least 60 days in advance of the change.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield, and total return are (in alphabetical order) the following:

•   Asset Allocation Risk

•   Asset-Backed Securities Investment Risk

•   Cash Position Risk

•   Confidential Information Access Risk

•   Counterparty Risk

•   Debt Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Focused Investment Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Infrastructure Sector Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Large Shareholder Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Municipal Bond Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Price Volatility Risk

•   Restricted Securities Risk

•   Securities or Sector Selection Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Income Fund

The DoubleLine Income Fund seeks to maximize total return through investment principally in income-producing securities.

The Fund will also seek to construct a portfolio that provides yield and duration characteristics that are attractive relative to those offered by a portfolio of corporate debt instruments by investing principally in a combination of mortgage-backed securities, other asset-backed securities, and CLOs.

The Fund expects normally to invest principally, and potentially all of its assets, in a combination of lower quality and unrated debt instruments. The Fund may invest in securities of any credit quality and may invest without limit in securities rated below investment grade (securities rated Ba1 or below by Moody’s and BB+ or below by S&P and Fitch Ratings, Inc. (“Fitch”)) and unrated securities, including those judged by the Adviser to be of below investment grade quality. High yield corporate bonds and certain other fixed income instruments in which the Fund may invest are commonly known as “junk bonds.”

Mortgage-backed securities in which the Fund may invest include, without limitation: mortgage-related securities of any maturity or type, including residential or commercial mortgage-backed securities, those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, and privately issued mortgage-backed securities; pass-through securities, including government, private, and multiclass pass-through securities; stripped mortgage securities (interest-only and principal-only securities); and those backed by collateral such as non-performing and/or re-performing loans, non-qualifying mortgage loans, and single asset, single borrower loans.

The other asset-backed securities in which the Fund will invest include, without limitation: inverse floaters; securities backed by motor vehicle installment sales or installment loan contracts; obligations backed or supported by leases of various types, including leases of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets); securities backed by receivables from credit card agreements and automobile finance agreements; student loans; consumer loans; home equity loans; mobile home loans; boat loans; loans of any type that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights; and CLOs, including CLOs backed by any of the previously mentioned assets or instruments, such as CLOs backed by covenant-lite loans.

In pursuing its investment objective, the Fund may also invest directly in residential or commercial real estate loans, individually or in pools of loans, which loans may include senior mortgage loans and mezzanine loans, second lien loans or other types of subordinated loans, any of which may be covenant-lite.

In selecting among available residential or commercial mortgage-backed securities, the Fund expects to consider, among other things, available yield, duration characteristics, collateral quality, level of correlation to other risk assets, supply/demand technicals, and sponsor quality. With respect to asset-backed securities, the Fund also expects to seek diversified opportunities with varying risk/return profiles across different sectors of that market. The Fund will seek CLOs that offer, among other characteristics, attractive yields, diversification within the underlying pool of loans, and quality management. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including subordinated or residual tranches and the equity or “first loss” tranche.

The Adviser has broad discretion to manage the Fund’s portfolio duration; however, the Adviser expects normally to construct an investment portfolio with a dollar-weighted average effective duration similar to, or shorter than, that of its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, which was 6.04 as of June 30, 2020. The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser seeks to manage the Fund’s duration based on the Adviser’s view of, among other things, future interest rates and market conditions. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The Fund may invest in individual securities of any maturity or duration. The effective duration of the Fund’s investment portfolio may vary significantly from time to time and may be negative at certain times, and there is no assurance that the effective duration of the Fund’s investment portfolio will remain within the targeted range described above.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include consideration of the Adviser’s view of the following factors, among others: the potential for current income and capital appreciation presented by various market sectors, security selection available within a given sector, the risk/reward equation for different fixed income investments, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Although the Fund will normally invest principally in mortgage-backed securities, other asset-backed securities and CLOs, the Fund may invest in other debt instruments of any kind. The Adviser expects to allocate and re-allocate the Fund’s assets among income-producing investments with varying characteristics in response to changing market, financial, economic, and other conditions in an attempt to construct a portfolio that maximizes total return. In addition to the instruments described above, the Fund’s principal investments may include, without limitation, (i) U.S. Treasury obligations, (ii) bank loans, (iii) other securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (iv) CDOs; (v) pass through certificates or other participation rights with respect to warehouse lending facilities; (vi) municipal securities and other debt obligations issued by states, local governments, and government-sponsored entities, including their agencies, authorities, and instrumentalities; (vii) inflation-indexed bonds; (viii) REIT securities (equity, preferred or debt); (ix) distressed and defaulted securities; (x) payment-in-kind bonds; (xi) zero-coupon bonds; (xii) corporate bonds and other corporate obligations, including high yield debt; (xiii) custodial receipts; (xiv) short-term, high quality investments, including, for example, cash equivalents, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (xv) other instruments bearing fixed, floating, or variable interest rates of any maturity. The allocation of the Fund’s assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund may use derivatives transactions with the effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing hedging or duration management strategies, and there can be no assurance that the Fund will engage in hedging or duration management strategies or that any hedging or duration management strategy employed by the Fund will be successful. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the SAI.

The Fund may implement short positions through short sales of instruments that are eligible investments for the Fund in order to adjust the Fund’s interest rate or credit exposure.

The Adviser expects to allocate the Fund’s assets principally to domestic securities denominated in U.S. dollars; however, the Fund may invest in debt instruments of foreign issuers, including emerging market issuers, and debt instruments denominated in foreign currencies. The Fund does not normally expect to invest more than 20% of its assets in securities denominated in a foreign currency.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties.

The Fund may from time to time hold a portion of its assets in cash, cash equivalents, or other short-term investments for a number of reasons, including, for example, for temporary defensive purposes, to satisfy future redemption requests, pending the investment of subscription proceeds, or when the Adviser otherwise determines for investment purposes to hold a portion of the Fund’s assets in cash or similar investments.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers perceive deterioration in the credit fundamentals of the issuer, when the portfolio managers consider that changes or anticipated changes in currency values favor the sale of the security, when the portfolio managers believe there are negative macro geo-political considerations that may affect the issuer, when the portfolio managers determine to take advantage of a better investment opportunity, or when the individual security has reached the portfolio managers’ sell target. The portfolio managers may engage in active and frequent trading of the Fund’s portfolio investments. To the extent that it does so, the Fund may incur greater transaction costs and may make greater distributions of income and gains, which will be taxable to shareholders who do not hold their shares through a tax-advantaged or tax-deferred account.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

The Fund is classified as a non-diversified fund under the 1940 Act, and may invest in the securities of a smaller number of issuers than a diversified fund.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset Allocation Risk

•   Asset-Backed Securities Investment Risk

•   Cash Position Risk

•   Collateralized Debt Obligations Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Financial Services Risk

•   Focused Investment Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Large Shareholder Risk

•   Leveraging Risk

•   Limited Operating History Risk

•   Liquidity Risk

•   Loan Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Non-Diversification Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Price Volatility Risk

•   Real Estate Risk

•   Restricted Securities Risk

•   Securities or Sector Selection Risk

•   Short Position Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Multi-Asset Growth Fund

The DoubleLine Multi-Asset Growth Fund seeks long-term capital appreciation by actively allocating its assets across asset classes, market sectors, and specific investments. The Fund’s Adviser allocates the Fund’s assets in response to changing market, economic, and political factors and events that the Fund’s portfolio managers believe may affect the value of the Fund’s investments. The Fund’s Adviser will attempt to construct a portfolio with the potential for capital appreciation, but may also seek to control risk by active allocation among asset classes, market and economic sectors, and issuers. The Fund’s portfolio will be actively managed, and the allocation of the Fund’s assets to asset classes, market sectors, and issuers will change over time, sometimes rapidly.

The Fund’s principal investments may include:

Equity Investments — Equity securities, of any kind, of U.S. or foreign issuers of any size. Equity securities include common stocks, preferred stocks, and securities convertible into common or preferred stocks, and options and warrants to purchase common or preferred stocks.

Debt Obligations — Debt obligations, of any kind, including, by way of example, U.S. and foreign corporate investment-grade securities; U.S. Government securities and securities of foreign governments and supranational entities; U.S. and foreign below investment-grade bonds; agency and non-agency mortgage-backed and other asset-backed securities; obligations of international agencies or supranational entities; debt securities convertible into equity securities; inflation-indexed bonds; structured notes, including hybrid or indexed securities, event-linked bonds, and loans, including, without limitation, participations and assignments; delayed funding loans and revolving credit facilities; and cash instruments. The Fund may invest in convertible securities and warrants. The Fund may invest a substantial portion of its assets in mortgage-backed securities, including CMOs, and other asset-backed securities. The Fund may invest in investments of any maturity. The Fund may invest in securities of any quality, including defaulted securities, and may invest without limit in securities rated or determined by the Adviser to be below investment grade. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” An investment will be considered to be below investment grade if it is rated Ba1 or lower by Moody’s and BB+ or lower by S&P. The Fund also may invest in unrated securities of any credit quality. When purchasing unrated securities for the Fund, the Fund’s Adviser may assess such unrated securities as being of comparable ratings quality to other bonds and assign an internal credit rating to such unrated bonds. Debt obligations in which the Fund may invest include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

Real Estate — Investments in real estate-related assets, such as REITs (equity REITs or mortgage REITs), real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms; finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

Commodities — Investments intended to provide exposure to one or more physical commodities or commodities indices. Investments may include, by way of example, ETFs, futures contracts, options on futures contracts, forward contracts, swaps, securities designed to provide commodity-based exposures, and common or preferred stocks of subsidiaries of the Fund that invest directly or indirectly in precious metals and minerals or other commodity-related investments.

Currencies — Investment positions in various foreign currencies, including actual holdings of those currencies, and forward, futures, swap, and option contracts with respect to foreign currencies.

Short-Term Investments — Short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.

There is no limit on the amount of the Fund’s assets that may be allocated to one or more specific asset classes or market sectors. The Fund’s Adviser, however, currently expects that the Fund will typically invest at least 20% of its assets in equity securities and other equity-related investments and at least 20% of its assets in debt obligations and short-

term investments; the Fund may invest less than these amounts at any time if the Fund’s Adviser believes it may be in the Fund’s best interest to do so. The Fund may invest without limit in obligations of issuers in any country or group of countries, including emerging market countries. The amount of the Fund’s investment in a particular asset class, or the types of investments it may make in a particular asset class, may be limited by tax considerations or limitations imposed by applicable law.

The Fund has historically pursued its investment objective and principal investment strategies and obtained exposure to some or all of the asset classes described above by investing in other investment companies, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may invest substantially all of its assets in other investment companies. These investments may include other open-end or closed-end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may from time to time invest in one or more subsidiary private investment vehicles organized outside the United States that invest directly or indirectly in precious metals, minerals, or other commodity-related investments or in derivatives transactions relating to precious metals, minerals or commodities, or other types of transactions where the Adviser determines that it may benefit the Fund if the subsidiary invests in those transactions. The amount of the Fund’s investment in certain investment companies or investment pools may be limited by law or by tax considerations.

Except as expressly prohibited by the Fund’s Prospectus or its SAI, the Fund may make any investment or use any investment strategy consistent with applicable law. The Fund may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may use futures contracts and other derivatives, such as swaps, to gain long or short exposure to one or more physical commodities or indexes of commodities. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk.

The Fund’s Adviser may sell investments when it believes they no longer offer attractive potential future returns compared to other appropriate investment opportunities or they present undesirable risks, or in order to limit losses on securities that have declined in value.

Under normal market conditions, the Fund seeks to remain as fully invested as reasonably practicable. However, at times, the Fund’s Adviser may judge that market conditions may make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. The Fund’s Adviser then may temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. In implementing these strategies, the Fund may invest primarily in, among other things, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities the Fund’s Adviser considers consistent with such defensive strategies. During this period, the Fund may not achieve its investment objective.

The Fund’s Adviser may engage in active and frequent trading of the Fund’s portfolio investments. To the extent that it does so, the Fund may incur greater transaction costs and may make greater distributions of income and gains, which will be taxable to shareholders who do not hold their shares through a tax-advantaged or tax-deferred account.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield, and total return are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset Allocation Risk

•   Asset-Backed Securities Investment Risk

•   Commodities Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Equity Issuer Risk

•   Exchange-Traded Note Risk

•   Financial Services Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Large Shareholder Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Risk

•   Market Capitalization Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Preferred Securities Risk

•   Price Volatility Risk

•   Real Estate Risk

•   Securities or Sector Selection Risk

•   Short Position Risk

•   Structured Products and Structured Notes Risk

•   Tax Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Strategic Commodity Fund

The DoubleLine Strategic Commodity Fund normally seeks to generate long term total return through long and short exposures to commodity-related investments. The commodities to which the Fund may have investment exposure may include, without limitation, industrial metals (e.g., copper and nickel); precious metals (e.g., gold and silver); oil, gas and other energy commodities (e.g., crude oil, brent oil, gasoil, RBOB oil (reformulated blendstock for oxygenate blending), and heating oil); agricultural products (e.g., soybeans, sugar, and cotton); and livestock (e.g., live cattle). Commodity-related investments may include investments in commodities, investments in instruments tied or related to one or more commodities or commodity-related indices or investments in companies with direct or indirect exposure to commodities (e.g., an investment in an oil production company or a mining company). As of the date of this Prospectus, the Fund expects to gain commodity-related investment exposure primarily through derivatives contracts, securities, or other instruments that provide a return tied to a commodities index, a basket of commodities, or a single commodity. The Fund generally uses instruments that involve investment leverage to achieve commodity exposures and expects to have, under normal circumstances, investment exposure to commodities in an amount up to the value of the Fund’s total assets.

The Fund expects to obtain its commodities exposures through swap contracts, futures contracts and/or other derivatives not requiring significant investments of the Fund’s cash. As a result, the Fund expects to have free cash available to invest in other assets. The Fund currently expects that those other investments will comprise principally fixed-income investments. See “Fixed Income Investments” below. It is possible that the Fund might lose money on both its commodity exposures and on its fixed-income investments. The use of derivatives to gain commodities exposure will create investment leverage in the Fund’s portfolio.

The Fund’s adviser, DoubleLine Alternatives, may use a variety of commodity-related investment strategies in pursuing the Fund’s investment objective, including the following principal approaches:

•	Long Basket or Index-Related Exposure. The Adviser may create one or more long commodity-related positions in the Fund’s portfolio, representing what the Adviser considers from time to time to be efficient, broad-based exposure to a number of commodities. For example, the Adviser may identify one or more baskets or indexes of commodities, which will typically be administered and maintained by a third party, although the Adviser may provide recommendations to the basket or index sponsor during the construction of the basket or index or from time to time thereafter as to the exposures to be reflected in the basket or index. In pursuit of this strategy, the Adviser will normally attempt to replicate within the Fund’s portfolio the commodity exposures of the basket or index. These basket- or index-based exposures will typically comprise at least 50% of the Fund’s commodity exposures, and may constitute as much as 100% of the Fund’s commodity exposures. The Adviser, in its discretion, may add to or replace the baskets or indexes, or may determine to implement the Fund’s investment program without relying on any baskets or indexes. In the latter case, the adviser would rely principally on the investment techniques described under “Tactical Commodity Exposure,” below.

As of the date of this Prospectus, the Adviser has licensed the right to use the Morgan Stanley Backwardation-Focused Multi-Commodity Index (“BFMCISM”) (described below) (the “Morgan Stanley Index”), and the Fund invests in derivative instruments intended to provide exposure to the Morgan Stanley Index in implementing this aspect of the Fund’s principal investment strategies. However, the Adviser at any time may discontinue the use of the Morgan Stanley Index or may use other commodities-related indices at any time and without notice or may work with another index sponsor to create a custom commodities-related index. There can be no assurance that the Fund will continue to use the Morgan Stanley Index in implementing its principal investment strategies. For more information regarding the Morgan Stanley Index, see “The Morgan Stanley Index” below.

•

Tactical Commodity Exposure. The Adviser may seek to generate additional returns or modify the Fund’s broad-based commodities exposures by taking long and/or short positions in individual commodities or in other baskets of commodities or commodity indexes. These investments may be made in commodities, such as precious metals, that are not represented in the basket or index of commodities through which the Fund may be obtaining broad-based commodities exposures. The Adviser will determine whether to take such positions based on the Adviser’s quantitative models as well as the Adviser’s views of changing market, economic and political factors, market fundamentals, macroeconomic trends, and global or local events. The Adviser may also seek to pursue “market neutral” returns by creating roughly equal “long” and “short” exposures on different commodities of any kind. The Fund’s tactical commodity exposures will be actively managed, and the allocation of the Fund’s assets to various commodities will change over time, sometimes rapidly.

The Fund may also employ commodity roll-timing strategies. “Rolling” derivative-related exposure is the process by which the holder of a particular derivative instrument (such as a futures contract) or other instrument providing investment exposure will sell or close out the instrument on or before the termination or expiration date and simultaneously purchase or enter into a new instrument with identical terms except for a later termination date. “Roll-timing” is a process by which the Fund may seek to add incremental return through the timing of its commodity roll activities. For example, if the structure of an index reflects the effect of derivative rolls in the markets, the Fund might attempt to time its own roll activities to gain a pricing advantage over the pricing reflected in the index. The Adviser may consider the historical “backwardation” of commodity-related futures contracts in constructing the Fund’s portfolio and as part of any roll-timing strategies it uses. (Backwardation can occur when a futures contract calling for delivery of a commodity in the future has a lower value than the current “spot” or market price of the commodity. The value of such a futures contract may have the potential to appreciate to the value of the underlying commodity’s spot price (current market price) as the contract approaches expiration, although there can be no assurance that it will.)

The Morgan Stanley Index. The Morgan Stanley Index is expected to track the performance of futures contracts on eleven commodities, selected by the Morgan Stanley Index Sponsor based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. Of the commodities represented in the Morgan Stanley Index, currently five are in the energy sector, two are in the industrial metals sector, and four are in the agricultural sector or livestock sector. As of July 22, 2020, the Morgan Stanley Index’s exposure was weighted approximately 26% to the energy sector, 40% to the industrial metals sector, and 34% to the agricultural and livestock sectors. The Morgan Stanley Index’s actual exposure to futures contracts and sectors will change throughout the year based on changes in the market values of the futures contracts. The Morgan Stanley Index Sponsor also may alter the commodities that comprise the Morgan Stanley Index or the parameters that determine the futures contracts that comprise the Morgan Stanley Index. The Morgan Stanley Index is normally rebalanced annually during the month of January. In addition, the Morgan Stanley Index Sponsor may make interim changes to the Morgan Stanley Index in its discretion if it determines that a disruption event has occurred that requires modification of the Morgan Stanley Index; such events may include, but are not limited to market or trading disruptions in the commodities underlying the Morgan Stanley Index, changes in law, or other events or circumstances beyond the reasonable anticipation or control of the Morgan Stanley Index Sponsor.

The Fund has historically entered into swap transactions, including those related to the Morgan Stanley Index, with a limited number of counterparties and will likely enter into swap transactions, including those related to the Morgan Stanley Index, with a limited number of counterparties for the foreseeable future. In selecting swap counterparties for the Fund, the Adviser will normally consider a variety of factors, including, without limitation: cost; the quality, reliability, and responsiveness of a counterparty; the operational compatibility between a counterparty and the Adviser; and a counterparty’s creditworthiness.

The Adviser may seek to effect the Fund’s commodity-related investment strategies by investing in a variety of instruments, such as total and excess return swaps, futures contracts, options on futures, forward contracts, exchange traded products, including exchange traded funds and exchange traded notes, structured notes, common or preferred stocks of subsidiaries of the Fund that invest directly or indirectly in commodities, and other investments intended to provide long or short exposure to one or more commodities.

The Fund expects that many of the instruments in which it will invest will involve leverage. When the Fund utilizes leverage, small changes in the values of the underlying commodity prices may result in significant changes in the values of the Fund’s investments, and the Fund can lose significantly more than the amount it invests in an instrument, or the margin it supplies to its counterparty on the instrument.

Fixed Income Investments. The Fund will normally create its commodities exposures using derivatives and other instruments that allow the Fund to achieve those exposures without significant upfront investment of cash. As a result, the Fund expects to have available to it cash assets to invest in securities or other instruments. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more fixed income funds advised by DoubleLine Capital or a related party of DoubleLine Capital. Fixed income investments in which the Fund may invest, may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) other investment companies that invest principally in debt securities; or (iii) short-term investments, such as commercial paper, repurchase agreements and money market funds. The Adviser will normally seek to construct the fixed-income portion of the investment portfolio for the Fund with a dollar-weighted average effective duration of three years or less.

Under normal circumstances, the Fund’s portfolio of fixed income investments is expected to include primarily fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Adviser to be of comparable credit quality. The Fund may, however, invest up to 20% of its total assets in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the Adviser to be of comparable credit quality.

Other Information. The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described in this Prospectus by investing in other investment companies, including, for example, other open-end or closed-end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may from time to time invest in one or more subsidiary private investment vehicles organized outside the United States that invest directly or indirectly in commodities and commodity-related investments or in derivatives transactions relating to commodities where the Adviser determines that it may benefit the Fund if the subsidiary invests in those transactions. The investment objective and strategies of any subsidiary the Fund invests in will be substantially similar or identical to those of the Fund, except that the subsidiary will not ordinarily expect to have significant cash assets available to invest in securities or other instruments other than commodity-related investments. The amount of the Fund’s investment in certain investment companies or investment pools may be limited by law or by tax considerations.

Except as expressly prohibited by the Fund’s Prospectus or its SAI, the Fund may make any investment or use any investment strategy consistent with applicable law. The Fund may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends upon or is derived from the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total and excess return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, commodities, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI. There is no limit on the amount of the Fund’s assets that may be allocated to one or more commodities, specific asset classes or market sectors, and the Fund may at times have significant exposure to a single commodity or a limited number of commodities. The Fund may invest without limit in obligations of issuers in any country or group of countries, including emerging market countries, and investments denominated in foreign currencies. The amount of the Fund’s investment in a particular asset class, or the types of investments it may make in a particular asset class, may be limited by tax considerations or limitations imposed by applicable law.

The Adviser may engage in active and frequent trading of the Fund’s portfolio investments. To the extent that it does so, the Fund may incur greater transaction costs and may make greater distributions of income and gains, which will be taxable to shareholders who do not hold their shares through a tax-advantaged or tax-deferred account. Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Portfolio investments may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio investments no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Although a portion of the Fund’s assets may be invested in instruments the performance of which is based on an index, the Fund’s overall portfolio is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset Allocation Risk

•   Cash Position Risk

•   Commodities Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Derivatives Risk

•   Emerging Market Country Risk

•   Exchange-Traded Note Risk

•   Focused Investment Risk

•   Foreign Investing Risk

•   Index Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Large Shareholder Risk

•   Leveraging Risk

•   Liquidity Risk

•   Market Risk

•   Models and Data Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Price Volatility Risk

•   Securities or Sector Selection Risk

•   Short Position Risk

•   Structured Products and Structured Notes Risk

•   Tax Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Shiller Enhanced CAPE®

The DoubleLine Shiller Enhanced CAPE® Fund seeks total return (capital appreciation and current income) in excess of the Shiller Barclays CAPE® US Sector TR USD Index (the “Index”).

The Fund will seek to use derivatives, or a combination of derivatives and direct investments, to provide a return (before fees and expenses) that approximates the performance of the Index. The Fund will also invest in a portfolio of debt securities to seek to provide additional total return over the long term. The Fund uses investment leverage as part of its principal investment strategies. The Fund expects normally to invest an amount approximately equal to its net assets directly in a portfolio of debt securities while also maintaining notional exposure to the Index providing the Fund with economic exposure to the Index in an amount up to the value of the Fund’s net assets. As a result, the Fund’s total investment exposure (direct investments in debt securities plus notional exposure to the Index) will typically be equal to approximately 200% of the Fund’s net asset value. It is possible that the Fund could lose money on both its investments in debt securities and its exposure to the Index at the same time.

The Fund will normally use derivatives in an attempt to create an investment return that approximates (before fees and expenses) the Index’s return. For example, the Fund might enter into swap transactions or futures transactions designed to provide the Fund a return before fees and expenses approximating the Index’s return, including swap transactions or futures transactions where the reference asset is the Index or a modified version of the Index, one or more components of the Index, or an unrelated index or basket of securities. The transaction pricing of any swap transaction will reflect a number of factors that will cause the return on the swap transaction to underperform the Index. Please see “Index Risk — Note regarding Index-Based Swaps” for more information. The Fund expects to use only a small percentage of its assets to attain the desired exposure to the Index because of the structure of the derivatives the Fund expects to use. As a result, use of those derivatives along with the Fund’s investments in a portfolio of debt securities will create investment leverage in the Fund’s portfolio. In certain cases, derivatives based on the Index or that use the Index as the reference asset might be unavailable or the pricing of those derivatives might be unfavorable; in those cases, the Fund might attempt to approximate the Index’s return by purchasing some or all of the securities comprising the Index, or portions of the Index, at the time. If the Fund at any time invests directly in the securities comprising the Index, the assets so invested will be unavailable for investment in debt instruments, and the Fund’s ability to pursue its investment strategy fully and achieve its investment objective may be limited.

To the extent use of the above described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund expects to invest those assets in a portfolio of debt instruments managed by the Adviser to seek to provide additional total return over the long term.

The Shiller Barclays CAPE® US Sector TR USD Index. The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of inflation adjusted earnings to account for earnings and market cycles. Traditional valuation measures, such as the price-earnings (PE) ratio, by contrast, typically rely on earnings information from only the past year. The Index uses a relative version of the classic CAPE® Ratio to identify undervalued sectors while also seeking to exclude a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return. There can be no assurance that the Index will provide a better measure of value than more traditional measures, over any period or over the long term.

The Index’s composition is determined monthly. Each month, the Index’s methodology ranks eleven US sectors based on a modified CAPE® Ratio (a “value” factor) and a twelve-month price momentum factor (a “momentum” factor). Each US sector is represented by a sector ETF that tracks a sector index, which is an ETF in the family of Select Sector SPDR Funds or, in the case of the real estate sector, the iShares Dow Jones U.S. Real Estate Index Fund. The Index methodology selects the five US sectors with the lowest modified CAPE® Ratio — the sectors that are the most undervalued according to the CAPE® Ratio. Only four of these five sectors, however, end up in the Index for a given month, as the sector with the worst 12-month price momentum among the five selected sectors is eliminated. The Index methodology allocates an equally weighted long (i.e., investment) exposure to the four remaining US sectors. As of the date of this Prospectus, the eleven sectors that may be selected by the Index methodology include Communication Services, Consumer Discretionary, Consumer Staples,

Energy, Financials, Health Care, Industrials, Materials, Technology, Utilities and Real Estate.

The Select Sector SPDR Funds are typically comprised of issuers represented in the S&P 500 Index. As of June 30, 2020, the issuers represented in the S&P 500 Index had market capitalizations ranging from $1.8 billion to $1,581 billion.

Through the Fund’s investments related to the Index, the Fund will have focused exposures to the sectors making up the Index at any given time. As a result, the Fund’s net asset value may be affected to a greater degree by factors affecting those sectors or industries than a fund that invests more broadly.

If derivatives designed to provide the Fund a return approximating the Index’s return become unavailable or for other reasons, the Adviser may seek investment exposure to the sectors comprising the Index by investing directly in some or all of the sector ETFs or securities that correspond to those sectors, or by utilizing derivatives that are designed to provide long exposure to either the sector ETFs themselves or the indices that the sector ETFs seek to track. The Adviser or the Fund’s Board of Trustees may in their sole discretion and without advance notice to shareholders select, in place of the Index, another index (such as the S&P 500® Index) or a basket of investments. The Fund may gain exposure to any substitute index or basket of investments in any manner the Adviser determines appropriate, including those described above with respect to how the Fund may obtain exposure to the Index.

Although a portion of the Fund’s assets may be invested in instruments the performance of which is based on an index, the Fund’s overall portfolio includes other investments. Therefore, the Fund is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund.

During the Fund’s most recent fiscal year, the Fund entered into swap transactions related to the Index with a limited number of counterparties. The Fund will likely enter into swap transactions related to the Index with a limited number of counterparties for the foreseeable future. In selecting swap counterparties for the Fund, the Adviser will normally consider a variety of factors, including, without limitation: cost; the quality, reliability, and responsiveness of a counterparty; the operational compatibility between a counterparty and the Adviser; and a counterparty’s creditworthiness.

The Fund’s Investments in Debt Instruments. Under normal circumstances, to the extent use of the above-described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund intends to invest those assets in a portfolio of debt instruments managed by the Adviser to seek to provide additional total return over the long term. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more fixed income funds advised by DoubleLine Capital or a related party of DoubleLine Capital. Debt instruments in which the Fund may invest may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) corporate obligations; (iii) mortgage-backed securities (including commercial and residential mortgage-backed securities) and other asset-backed securities, CMOs, government mortgage pass-through securities, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities), and inverse floaters; (iv) CDOs, including CLOs; (v) foreign securities (corporate and government, including foreign hybrid securities), including emerging market securities; (vi) fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, senior loans, second lien or other subordinated or unsecured fixed or floating rate loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities), which may take the form of loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); (vii) municipal securities and other debt obligations issued by states, local governments, and government-sponsored entities, including their agencies, authorities, and instrumentalities; (viii) inflation-indexed bonds; (ix) convertible securities; (x) preferred securities; (xi) REIT securities; (xii) payment-in-kind bonds; (xiii) zero-coupon bonds; (xiv) custodial receipts, cash and cash equivalents; (xv) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (xvi) other instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, but does not intend to invest in the equity or “first loss” tranche of such investments.

In managing the Fund’s portfolio of debt instruments under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with an overall dollar-weighted average effective duration of between one year and three years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The longer a portfolio’s effective duration, the more sensitive it will be to changes in interest rates. The effective duration of the Fund’s portfolio of debt instruments may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the portfolio will always be within its target range. The Adviser monitors the effective duration of the Fund’s portfolio of debt instruments to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk.

Please see “Other Information Regarding Principal Investment Strategies” on page 438 of this Prospectus. Mortgage-backed securities include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities and inverse floaters. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights.

The Fund may invest in debt instruments of any credit quality, which may include securities that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization or unrated securities judged by the Adviser to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. Generally, lower-rated debt securities offer a higher yield than higher-rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher-rated securities of similar maturity. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

Investment in secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

The Fund may invest a portion of its assets in inverse floater securities and interest-only and principal-only securities. An inverse floater is a type of instrument, which may be backed by or related to a mortgage-backed security, that bears a floating or variable interest rate that moves in the opposite direction to movements in interest rates generally or the interest rate on another security or index. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.

The Fund may invest a portion of its assets in debt instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging market countries. An “emerging market country” is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may engage in short sales or take short positions, either to earn additional return or to hedge existing investments. The amount of the Fund’s investments in certain investment companies may be limited by law or by tax considerations.

In managing the Fund’s debt instruments, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The portfolio managers utilize active asset allocation in managing the Fund’s investments in debt instruments.

Except as expressly prohibited by the Fund’s Prospectus or its SAI, the Fund may make any investment or use any investment strategy consistent with applicable law. The Fund may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: excess return swaps, total return swaps, futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and excess return swaps, total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value, or to hedge against portfolio exposures. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset-Backed Securities Investment Risk

•   Collateralized Debt Obligations Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Equity Issuer Risk

•   Financial Services Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Index Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Risk

•   Market Capitalization Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Price Volatility Risk

•   Real Estate Risk

•   Securities or Sector Selection Risk

•   Short Position Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Shiller Enhanced International CAPE®

The DoubleLine Shiller Enhanced International CAPE® Fund seeks total return (capital appreciation and current income) in excess of the benchmark index, currently the MSCI Europe Index, over a full market cycle.

The Fund will seek to use derivatives, or a combination of derivatives and direct investments, to provide a return (before fees and expenses) that approximates the performance of the Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (the “Index”). The Fund, through its investment exposure to the Index, will have exposure to investments tied economically to a number of countries throughout the world. The Index is currently composed of issuers in fifteen different countries, generally in Europe; the number and location of countries represented in the Index may change without notice. The Fund will also invest in a portfolio of debt securities to seek to provide additional total return over the long term. The Fund uses investment leverage as part of its principal investment strategies. The Fund expects normally to invest an amount approximately equal to its net assets directly in a portfolio of debt securities while also maintaining notional exposure to the Index providing the Fund with economic exposure to the Index in an amount up to the value of the Fund’s net assets. As a result, the Fund’s total investment exposure (direct investments in debt securities plus notional exposure to the Index) will typically be equal to approximately 200% of the Fund’s net asset value. The actual notional amounts of derivatives used for this purpose may be greater than the desired amount of Index exposure, since in some cases it may be necessary to use additional derivatives to obtain the desired currency exposure. It is possible that the Fund could lose money on both its investments in debt securities and its exposure to the Index, including through the Index’s exposure to non-U.S. currencies, all at the same time.

The Fund will normally use derivatives in an attempt to create an investment return that approximates (before fees and expenses) the Index’s return. For example, the Fund might enter into swap transactions or futures transactions designed to provide the Fund a return before fees and expenses approximating the Index’s return, including swap transactions or futures transactions where the reference asset is the Index or a modified version of the Index, one or more components of the Index or an unrelated index or basket of securities. The transaction pricing of any swap transaction will reflect a number of factors that will cause the return on the swap transaction to underperform the Index. Please see “Index Risk — Note regarding Index-Based Swaps” for more information. The Fund expects to use only a small percentage of its assets to attain the desired exposure to the Index because of the structure of the derivatives the Fund expects to use. As a result, use of those derivatives along with the Fund’s investments in a portfolio of debt securities will create investment leverage in the Fund’s portfolio. In certain cases, derivatives based on the Index or that use the Index as the reference asset might be unavailable or the pricing of those derivatives might be unfavorable; in those cases, the Fund might attempt to approximate the Index’s return by purchasing some or all of the securities comprising the Index, or portions of the Index, at the time. If the Fund at any time invests directly in the securities comprising the Index, the assets so invested will be unavailable for investment in debt instruments, and the Fund’s ability to pursue its investment strategy fully and achieve its investment objective may be limited.

To the extent use of the above described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund expects to invest those assets in a portfolio of debt instruments managed by the Adviser to seek to provide additional total return over the long term.

The Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index. The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of inflation adjusted earnings to account for earnings and market cycles. Traditional valuation measures, such as the price-earnings (PE) ratio, by contrast, typically rely on earnings information from only the past year. The Index uses a relative version of the classic CAPE® Ratio to identify undervalued sectors while also seeking to exclude a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return. There can be no assurance that the Index will provide a better measure of value than more traditional measures, over any period or over the long term.

The Index’s composition is determined monthly. Each month, the Index’s methodology ranks ten sectors within the European equity markets based on a modified CAPE® Ratio (a “value” factor) and a twelve-month price momentum factor (a “momentum” factor). The Index methodology selects the five European sectors with the lowest modified CAPE® Ratio — the sectors that are the most undervalued according to the CAPE® Ratio. Only four of these five sectors, however, end up in the Index for a given month, as the sector with the worst 12-month price momentum among the five selected sectors is eliminated. The Index methodology allocates an equally weighted long (i.e., investment) exposure to the four remaining European sectors. The sectors are typically comprised of issuers represented in the MSCI Europe Index, which captures large and mid-cap stocks across 15 developed market countries in Europe. As of July 31, 2020, the ten sectors that may be selected include Consumer Discretionary, Consumer Staples, Energy, Financials incorporating Real Estate, Healthcare, Industrial, Materials, Communication Services, Information Technology and Utilities.

As of June 30, 2020, the issuers represented in the MSCI Europe Index had market capitalizations ranging from EUR 1.4 billion to EUR 292.89 billion.

The Index is denominated in U.S. dollars even though most or all of the securities comprising the Index may be denominated in foreign currencies. The Fund’s exposure to the Index may be achieved through derivative instruments providing returns either in U.S. dollars or in one or more foreign currencies. The Fund may enter into Index-related derivative instruments denominated either in U.S. dollars or in foreign currencies. If the Fund enters into Index-related derivative instruments denominated in foreign currencies, it will likely engage in foreign currency transactions to produce an Index-based return denominated in U.S. dollars.

Through the Fund’s investments related to the Index, the Fund will have focused exposures to the sectors making up the Index at any given time. As a result, the Fund’s net asset value may be affected to a greater degree by factors affecting those sectors or industries than a fund that invests more broadly.

If derivatives designed to provide the Fund a return approximating the Index’s return become unavailable or for other reasons, the Adviser may seek investment exposure to the sectors comprising the Index by investing directly in some or all of the securities that correspond to those sectors. The Adviser or the Fund’s Board of Trustees may in their sole discretion and without advance notice to shareholders select, in place of the Index, another index (such as the MSCI Europe Index) or a basket of investments. The Fund may gain exposure to any substitute index or basket of investments in any manner the Adviser determines appropriate, including those described above with respect to how the Fund may obtain exposure to the Index.

Although a portion of the Fund’s assets may be invested in instruments the performance of which is based on an index, the Fund’s overall portfolio includes other investments. Therefore, the Fund is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund.

During the Fund’s most recent fiscal year, the Fund entered into swap transactions related to the Index with a limited number of counterparties. The Fund will likely enter into swap transactions related to the Index with a single or a limited number of counterparties for the foreseeable future. In selecting swap counterparties for the Fund, the Adviser will normally consider a variety of factors, including, without limitation: cost; the quality, reliability, and responsiveness of a counterparty; the operational compatibility between a counterparty and the Adviser; and a counterparty’s creditworthiness.

The Fund’s Investments in Debt Instruments. Under normal circumstances, to the extent use of the above-described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund intends to invest those assets in a portfolio of debt instruments managed by the Adviser to seek to provide additional total return over the long term. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more fixed income funds advised by DoubleLine Capital or a related party of DoubleLine Capital. Debt instruments in which the Fund may invest may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) corporate obligations; (iii) mortgage-backed securities (including commercial and residential mortgage-backed securities) and other asset-backed securities, CMOs, government mortgage pass-through securities, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities), and inverse floaters; (iv) CDOs, including CLOs; (v) foreign securities (corporate and government, including foreign hybrid securities), including emerging market securities; (vi) fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, senior loans, second lien or other subordinated or unsecured fixed or floating rate loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities), which may take the form of loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); (vii) municipal securities and other debt obligations issued by states, local governments, and government-sponsored entities, including their agencies, authorities, and instrumentalities; (viii) inflation-indexed bonds; (ix) convertible securities; (x) preferred securities; (xi) REIT securities; (xii) payment-in-kind bonds; (xiii) zero-coupon bonds; (xiv) custodial receipts, cash and cash equivalents; (xv) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (xvi) other instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, but does not intend to invest in the equity or “first loss” tranche of such investments.

In managing the Fund’s portfolio of debt instruments, under normal market conditions the portfolio managers intend to seek to construct an investment portfolio with an overall dollar-weighted average effective duration of between one and three years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The longer a portfolio’s effective duration, the more sensitive it will be to changes in interest rates. The effective duration of the Fund’s portfolio of debt instruments may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the portfolio will always be within its target range. The Adviser monitors the effective duration of the Fund’s portfolio of debt instruments to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk.

Please see “Other Information Regarding Principal Investment Strategies” on page 438 of this Prospectus. Mortgage-backed securities include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities and inverse floaters. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements, and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights.

The Fund may invest in debt instruments of any credit quality, which may include securities that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization or unrated securities judged by the Adviser to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. Generally, lower-rated debt securities offer a higher yield than higher-rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher-rated securities of similar maturity. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

Investment in secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

The Fund may invest a portion of its assets in inverse floater securities and interest-only and principal-only securities. An inverse floater is a type of instrument, which may be backed by or related to a mortgage-backed security, that bears a floating or variable interest rate that moves in the opposite direction to movements in interest rates generally or the interest rate on another security or index. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.

The Fund may invest a portion of its assets in debt instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging market countries. An “emerging market country” is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including those sponsored or managed by the Adviser or its related parties. The Fund may engage in short sales or take short positions, either to earn additional return or to hedge existing investments.

In managing the Fund’s debt instruments, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The portfolio managers utilize active asset allocation in managing the Fund’s investments in debt instruments.

Except as expressly prohibited by the Fund’s Prospectus or its SAI, the Fund may make any investment or use any investment strategy consistent with applicable law. The Fund may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: excess return swaps, total return swaps, futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and excess return swaps, total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value, or to hedge against portfolio exposures. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset-Backed Securities Investment Risk

•   Collateralized Debt Obligations Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Equity Issuer Risk

•   Financial Services Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Index Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Large Shareholder Risk

•   Leveraging Risk

•   Limited Operating History Risk

•   Liquidity Risk

•   Loan Risk

•   Market Capitalization Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Price Volatility Risk

•   Real Estate Risk

•   Securities or Sector Selection Risk

•   Short Position Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

DoubleLine Colony Real Estate and Income Fund

The DoubleLine Colony Real Estate and Income Fund seeks total return (capital appreciation and current income) in excess of the benchmark index, currently the Dow Jones U.S. REIT Index, over a full market cycle.

The Fund will seek to use derivatives, or a combination of derivatives and direct investments, to provide a return (before fees and expenses) that approximates the performance of the Index. The Fund will also invest in a portfolio of debt securities to seek to provide additional total return over the long term. The Fund uses investment leverage as part of its principal investment strategies. The Fund expects normally to invest an amount approximately equal to its net assets directly in a portfolio of debt securities while also maintaining notional exposure to the Index, providing the Fund with economic exposure to the Index in an amount up to the value of the Fund’s net assets. As a result, the Fund’s total investment exposure (direct investments in debt securities plus notional exposure to the Index) will typically be equal to approximately 200% of the Fund’s net asset value, with approximately half of that investment exposure being to the Index and the other half to a portfolio of debt securities. It is possible that the Fund could lose money on both its investments in debt securities and its exposure to the Index at the same time.

The Fund will normally use derivatives in an attempt to create an investment return that approximates (before fees and expenses) the Index’s return. For example, the Fund might enter into swap transactions or futures transactions designed to provide the Fund a return before fees and expenses approximating the Index’s return, including swap transactions or futures transactions where the reference asset is the Index or a modified version of the Index, one or more components of the Index, or an unrelated index or basket of securities. The transaction pricing of any swap transaction will reflect a number of factors that will cause the return on the swap transaction to underperform the Index. Please see “Index Risk — Note regarding Index-Based Swaps” in this Prospectus for more information. The Fund expects to use only a small percentage of its assets to attain the desired exposure to the Index because of the structure of the derivatives the Fund expects to use. As a result, use of those derivatives along with the Fund’s investments in a portfolio of debt securities will create investment leverage in the Fund’s portfolio. In certain cases, derivatives based on the Index or that use the Index as the reference asset might be unavailable or the pricing of those derivatives might be unfavorable; in those cases, the Fund might attempt to approximate the Index’s return by purchasing some or all of the securities comprising the Index, or portions of the Index, at the time. If the Fund at any time invests directly in the securities comprising the Index, the assets so invested will be unavailable for investment in debt instruments, and the Fund’s ability to pursue its investment strategy fully and achieve its investment objective may be limited.

To the extent use of the above-described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund expects to invest those assets in a portfolio of debt instruments managed by DoubleLine Capital, the Fund’s sub-adviser, to seek to provide additional total return over the long term.

The Colony Capital Fundamental US Real Estate Index. The Index is a rules-based index that incorporates the fundamental criteria described below originally developed by Colony Capital, Inc. The Index is rebalanced and reconstituted quarterly by applying a systematic methodology to the universe of REITs, excluding mortgage REITs, that are listed on the NYSE, The Nasdaq Stock Market LLC (“Nasdaq”) or the NYSE American and that meet minimum market capitalization ($1 billion) and average daily trading value criteria. The Index’s methodology screens the universe of REITs to identify quality issuers by excluding the least-profitable REITs and those with relatively high yields and, using a valuation screen, excludes the most expensive REITs, as measured by an enterprise value to operating profits ratio. The Index’s methodology also seeks to identify quality issuers and to mitigate balance sheet risk by excluding REITs with relatively high leverage, as measured by a net debt to earnings ratio. The remaining REITs, after applying these screens, are then weighted by market capitalization (subject to certain concentration and diversification limits) to derive the Index’s composition. The Index’s methodology requires that, with each rebalance/reconstitution, the Index includes at least 25 constituents; there is no maximum number of Index constituents. As of June 30, 2020, the Index was comprised of 55 constituents selected from a selection universe of 131 REITs. Barclays owns the intellectual property and licensing rights related to the Index, and Barclays Index Administration, a function within the investment bank of Barclays, performs the role of index sponsor and administers the Index.

Through the Fund’s investments related to the Index, the Fund will have significant exposure to REITs and the risks of investing in real estate assets. As a result, the Fund’s net asset value will be affected by factors affecting the real estate sector and/or REIT securities to a greater degree than a fund that invests more broadly. REITs tend to be smaller and medium capitalization issuers in relation to the equity markets as a whole, though the Fund may have investment exposure to REITs of any market capitalization, including small, mid or large capitalization issuers. Please see “Market Capitalization Risk” in this Prospectus for more information. The Fund’s net asset value may experience more volatility than that of a fund with broader exposure to the market.

If derivatives designed to provide the Fund a return approximating the Index’s return become unavailable or for other reasons, DoubleLine Alternatives may seek investment exposure to the REIT securities comprising the Index by investing in derivative instruments whose reference assets are other REIT-related indices or issuers, by investing directly in some or all of the REIT securities comprising the Index, or by investing in REIT-focused pooled investment vehicles that may provide comparable exposure. DoubleLine Alternatives or the Fund’s Board of Trustees may in their sole discretion and without advance notice to shareholders select, in place of the Index, another index (such as the Dow Jones U.S. REIT Index) or a basket of investments. The Fund may gain exposure to any substitute index or basket of investments in any manner DoubleLine Alternatives determines appropriate, including those described above with respect to how the Fund may obtain exposure to the Index.

Although a portion of the Fund’s assets may be invested in instruments whose performance is based on an index, the Fund’s overall portfolio includes other investments. Therefore, the Fund is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund.

During the Fund’s last fiscal year, the Fund entered into swap transactions related to the Index with two counterparties. The Fund will likely enter into swap transactions related to the Index with a single or a limited number of counterparties for the foreseeable future. In selecting swap counterparties for the Fund, DoubleLine Alternatives will normally consider a variety of factors, including, without limitation: cost; the quality, reliability, and responsiveness of a counterparty; the operational compatibility between a counterparty and DoubleLine Alternatives; and a counterparty’s creditworthiness.

Under normal market conditions, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of investments comprised of real estate-related investments, including REITs, and income-producing investments. For purposes of this policy, “real estate-related investments” include, among others, securities issued by REITs of any kind, including commercial, residential, industrial, mortgage, and other types of REITs; investments issued by issuers engaged substantially in the ownership, construction, development, financing, management, servicing, sale, and/or leasing of commercial, residential, and/or industrial real estate; and instruments the returns of which are substantially determined by reference to any of the foregoing. For purposes of this policy, “income-producing investments” include but are not limited to securities or investments that pay interest or dividends, including obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations; corporate obligations; mortgage-backed securities; asset-backed securities; foreign securities (corporate and government, including foreign hybrid securities); emerging market securities (corporate and government); bank loans and assignments; and other securities bearing fixed or variable interest rates of any maturity. For purposes of calculating investment in real estate-related investments and income-producing investments for purposes of this policy, the Fund reserves the right to use an investment’s notional value where determined appropriate in the Adviser’s discretion. If the Fund changes this policy, it will notify shareholders at least 60 days in advance of the change.

The Fund’s Investments in Debt Instruments. Under normal circumstances, to the extent use of the above-described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund intends to invest those assets in a portfolio of debt instruments managed by DoubleLine Capital to seek to provide additional total return over the long term. The Fund may invest directly in debt instruments; alternatively, DoubleLine Capital may choose to invest all or a portion of the Fund’s assets in one or more fixed income funds advised by DoubleLine Capital or a related party of DoubleLine Capital. Debt instruments in which the Fund may invest may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) corporate obligations; (iii) mortgage-backed securities (including commercial and residential mortgage-backed securities) and other asset-backed securities, CMOs, government mortgage pass-through securities, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities), and inverse floaters; (iv) CDOs, including CLOs; (v) foreign securities (corporate and government, including foreign hybrid securities), including emerging market securities; (vi) fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, senior loans, second lien or other subordinated or unsecured fixed or floating rate loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities), which may take the form of loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); (vii) municipal securities and other debt obligations issued by states, local governments, and government-sponsored entities, including their agencies, authorities, and instrumentalities; (viii) inflation-indexed bonds; (ix) convertible securities; (x) preferred securities; (xi) payment-in-kind bonds; (xii) zero-coupon bonds; (xiii) custodial receipts, cash and cash equivalents; (xiv) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (xv) other instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, but does not intend to invest in the equity or “first loss” tranche of such investments.

In managing the Fund’s portfolio of debt instruments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with an overall dollar-weighted average effective duration of between one and three years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by DoubleLine Capital. The longer a portfolio’s effective duration, the more sensitive it will be to changes in interest rates. The effective duration of the Fund’s portfolio of debt instruments may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the portfolio will always be within its target range. DoubleLine Capital monitors the effective duration of the Fund’s portfolio of debt instruments to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk.

Please see “Other Information Regarding Principal Investment Strategies” on page 438 of this Prospectus. Mortgage-backed securities include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities and inverse floaters. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights.

The Fund may invest in debt instruments of any credit quality, which may include securities that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization or unrated securities judged by DoubleLine Capital to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by DoubleLine Capital to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” Generally, lower-rated debt securities offer a higher yield than higher-rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher-rated securities of similar maturity. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by DoubleLine Capital to be of comparable quality, and credit default swaps of companies in the high yield universe. DoubleLine Capital does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

Investment in secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

The Fund may invest a portion of its assets in inverse floater securities and interest-only and principal-only securities. An inverse floater is a type of instrument, which may be backed by or related to a mortgage-backed security, that bears a floating or variable interest rate that moves in the opposite direction to movements in interest rates generally or the interest rate on another security or index. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.

The Fund may invest a portion of its assets in debt instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging market countries. An “emerging market country” is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including those sponsored or managed by the Adviser or its related parties. The Fund may engage in short sales or take short positions, either to earn additional return or to hedge existing investments.

In managing the Fund’s debt instruments, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of DoubleLine Capital’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The portfolio managers utilize active asset allocation in managing the Fund’s investments in debt instruments.

Except as expressly prohibited by this Prospectus or its SAI, the Fund may make any investment or use any investment strategy consistent with applicable law. The Fund may engage in short sales or take short positions, either to earn additional return or to hedge existing investments. The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: excess return swaps, total return swaps, futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and excess return swaps, total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value, or to hedge against portfolio exposures. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset-Backed Securities Investment Risk

•   Collateralized Debt Obligations Risk

•   Confidential Information Access Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Derivatives Risk

•   Emerging Market Country Risk

•   Equity Issuer Risk

•   Financial Services Risk

•   Focused Investment Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Index Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Large Shareholder Risk

•   Leveraging Risk

•   Limited Operating History Risk

•   Liquidity Risk

•   Loan Risk

•   Market Capitalization Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Preferred Securities Risk

•   Price Volatility Risk

•   Real Estate Risk

•   Restricted Securities Risk

•   Securities or Sector Selection Risk

•   Short Position Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 439 of this Prospectus for more information regarding these risks.

Other Information Regarding Principal Investment Strategies

All percentage limitations and requirements as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with a Fund’s limitation or requirement.

For purposes of applying any limitations on a Fund’s investments in such bonds, when an investment is rated by more than one nationally recognized securities rating organization, the Adviser will utilize the highest credit rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of a Fund’s assets in securities rated investment grade) except where a Fund has a policy to invest a certain minimum percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest credit rating that applies to that investment.

Generally, this Prospectus uses the terms debt security, debt obligation, debt instrument, bond, fixed-income instrument, fixed-income obligation and fixed-income security interchangeably. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. Each of these terms is interpreted broadly and would include any instrument or security evidencing a payment obligation, such as an IOU. Interests representing corporate ownership may also be a debt obligation for these purposes if, for example, the interest represents an indirect or derivative interest in one or more payment obligations. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. This Prospectus also uses the term hybrid security to refer to a security that DoubleLine Capital LP, DoubleLine Alternatives LP or a third party creates by combining an income-producing debt security and the right to receive payment based on the change in the price of an equity security.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you — and the more you can lose. The value of each Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up. You can lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

Each Fund is affected by changes in the economy, in portfolio securities and in the various markets for financial instruments. There is also the possibility that investment decisions a Fund’s Adviser makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

The Funds’ principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others. You should read all of the risk information for your Fund presented below carefully, because any one or more of these risks may result in losses to the Fund. References to the “Adviser” in the descriptions of the risks below refer to the Adviser and/or the sub-adviser of each Fund, as applicable.

Affiliated Fund Risk

Investing in other investment companies or private investment vehicles sponsored or managed by the Adviser or related parties of the Adviser, including other series of the Trust (each, a “DoubleLine Fund” and, collectively, the “DoubleLine Funds”), involves potential conflicts of interest. For example, the Adviser or its related parties may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the Adviser receives for managing a Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser will have an incentive to invest a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties. The Funds’ Advisers have agreed to reduce their advisory fees to the extent of advisory fees paid to a Fund’s Adviser or its related parties by other investment vehicles in respect of assets of a Fund invested in those vehicles. This agreement will reduce, but will not eliminate, the conflicts described above. Due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, a Fund may not be able to invest in a DoubleLine Fund, even if the investment would be appropriate for the Fund.

Asset Allocation Risk

A Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among the asset classes, sectors, underlying funds and/ or investments in which it invests. It is possible that the Adviser will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions. To the extent that a Fund invests a significant portion of its assets in a single or limited number of asset classes, sectors, underlying funds, or investments, it will be particularly sensitive to the risks associated with the asset classes, sectors, funds, or investments in which it invests.

Asset-Backed Securities Investment Risk

Asset-backed investments tend to increase in value less than other debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar or greater risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, prepayments on asset-backed securities may increase, and a Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). There is a risk that borrowers may default on their obligations in respect of those underlying obligations.

Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen.

Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized because of, among others, unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing certain contracts, or other factors. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk or insolvency of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to a Fund. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors. For example, a Fund may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer or sponsor, as applicable. Certain servicers or sponsors may have limited operating histories to evaluate. The insolvency of a servicer or sponsor may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. A Fund also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs) Risk: ETCs and EETCs are types of asset-backed securities that generally represent undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. EETCs are similar to ETCs, except that the securities have been divided into two or more classes, each with different payment priorities and asset claims (see “—Collateralized Debt Obligations Risk” in the Fund’s SAI for information regarding how different classes or tranches of interests issued by an issuer can affect the risks of an investment in EETCs). ETCs and EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation firms. The assets of ETCs and EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which may in turn serve as collateral for the related issue of the ETCs or EETCs, and the title to such equipment is held in trust for the holders of the issue. The equipment generally is leased from the specially-created trust by the airline, railroad or other firm, which makes rental or lease payments to the specially-created trust to provide cash flow for payments to ETC and EETC holders. Holders of ETCs and EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the ETCs or EETCs. ETCs and EETCs are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue. ETCs and EETCs are generally regarded as obligations of the company that is leasing the equipment and may be shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principles. The lessee company, however, does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee may terminate the lease. If another lessee is not available, then payments on the certificates would cease until another lessee is available.

Cash Position Risk

A Fund may hold any portion of its assets in cash, cash equivalents, or other short-term investments at any time or for an extended time. The Adviser will determine the amount of a Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. To the extent that a Fund holds assets in cash or is otherwise uninvested, the Fund’s ability to meet its objective may be limited.

Collateralized Debt Obligations Risk

CDOs are a type of asset-backed security, and include CBOs, CLOs, and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally involve less credit risk as they are typically paid before junior tranches. The holders of interests in the most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments go into default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower potential yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt obligations. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Commodities Risk

A Fund may directly or indirectly have exposure to global commodity markets or particular commodities and the value of its shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments. The values of such investments may be extremely volatile and may be difficult to determine, are subject to the risk of possible illiquidity, and are subject to the risks and costs associated with delivery, storage, and maintenance of physical commodities themselves. The values of commodities and commodity-related instruments may be affected by a wide range of factors, including overall market movements, speculative activity of other investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation or other confiscation, economic or other sanctions, international regulatory, political, and economic developments (for example, regime changes, trade disputes, wars and changes in economic activity levels), environmental issues or regulation, and developments affecting a particular sector, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political and regulatory developments. The DoubleLine Strategic Commodity Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors. Certain commodities may originate from or be produced in countries or regions that are experiencing or may experience social and political unrest and may be subject to risks associated with economic, social or political developments in those countries or regions.

The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. A Fund may be affected by the volume of natural gas, oil or other energy commodities available for transporting, processing or distribution, and a significant increase or decrease in the production of energy commodities could impact the value of the Fund’s commodity-related investments within the energy sector. A Fund’s investments in commodities-related investments in the energy sector may also be affected by declines or increases in the demand for crude oil, natural gas, refined petroleum products or other energy commodities. Supply and demand for energy commodities may be affected by a number of factors, including general market conditions, increases in the values of the underlying commodities, taxes or other regulatory or legislative actions, and consumer sentiment.

The industrial metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks, international agencies, or other large market participants and investment speculation and fluctuations in industrial and commercial supply and demand. Investments in commodities-related investments in the industrial metals sector may also be affected by extraction, storage and production costs and by changes in supply and demand for certain metals.

The agricultural and livestock sector may be particularly impacted by weather conditions, such as drought, flood, or other natural disasters, seasonal demand and availability of products, competition from substitute products, transportation bottlenecks or shortages, and fluctuations in supply and demand. The agricultural and livestock sector may also be regulated by environmental, health and safety laws and regulations and may be impacted by other political or regulatory developments.

Commodity-related investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause a Fund’s share value to fluctuate. The values of investments in commodities may fluctuate in a manner that is highly correlated with the values of traditional equity or debt securities, especially during adverse economic conditions, and at certain times the price movements of commodity-related investments have been highly correlated to those of debt or equity securities.

A Fund may from time to time invest in one or more subsidiaries organized outside the United States that invest directly or indirectly in, among other things, commodities or commodity-related investments. A Fund’s investment in any one subsidiary (or in two or more subsidiaries that are engaged in the same, similar or a related trade or business) is generally limited to 25% of the Fund’s total assets, and the value of such an investment will be especially subject to the risks of commodities-related investments described herein. Any such subsidiary will not be registered under the 1940 Act, and will not be subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the country where the subsidiary is organized (for example, the Cayman Islands) could result in the inability of a Fund and/or its subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity, commodities or commodity index, particularly if the instruments involve leverage. A Fund’s ability to invest in commodity-linked derivative instruments may be limited by the Fund’s intention to qualify as a regulated investment company, and investments in such instruments could adversely affect the Fund’s ability to so qualify. If a Fund’s investments in commodity-linked derivative instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Fund might be unable to qualify as a regulated investment company for one or more years, which would adversely affect the value of the Fund.

No active trading market may exist for certain commodity-related investments, which may impair the ability of a Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodity-related investments.

Commercial Paper Risk

Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment.

Confidential Information Access Risk

In managing a Fund, the Adviser may seek to avoid the receipt of Confidential Information about the issuers of floating rate loans or other investments being considered for acquisition by a Fund or held in a Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of the Adviser’s clients, including, potentially, a Fund, from trading in securities they hold or in which they may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when the Adviser declines to receive Confidential Information from these issuers, a Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments, and the Fund may not take advantage of investment opportunities that it otherwise might have if it had received such Confidential Information. Further, in situations when a Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, the Adviser’s ability to assess such consents, waivers and amendments may be compromised.

In certain circumstances, the Adviser may determine to receive Confidential Information, including on behalf of clients other than a Fund. Receipt of Confidential Information by the Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of a Fund, potentially for a substantial period of time. In certain situations, the Adviser may create information walls around persons having access to the Confidential Information to limit the restrictions on others at the Adviser. Those measures could impair the ability of those persons to assist in managing a Fund. Also, certain issuers of senior floating rate loans, other bank loans and related investments may not have any publicly traded securities (“Private Issuers”) and may offer private information pursuant to confidentiality agreements or similar arrangements. An Adviser may access such private information, while recognizing that the receipt of that information could potentially limit a Fund’s ability to trade in certain securities if the Private Issuer later issues publicly traded securities. If an Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to sell certain investments held by a Fund.

Counterparty Risk

A Fund will be subject to credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) that promises to honor an obligation to a Fund with respect to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by a Fund. There can be no assurance that a counterparty will be able or willing to meet its obligations. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to a Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in enforcing contractual remedies and obtaining any recovery under its contract with the counterparty, including realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that a Fund has provided and is entitled to recover. If a Fund’s claim against a counterparty is unsecured, the Fund will likely be treated as a general creditor of such counterparty to the extent of such unsecured claim. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. New regulatory requirements may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Subject to certain U.S. federal income tax limitations, the Funds are not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty.

Each of DoubleLine Strategic Commodity Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Shiller Enhanced International CAPE®, and DoubleLine Colony Real Estate and Income Fund has historically obtained exposure to an index through swap transactions with a single or limited number of counterparties and will likely do so for the foreseeable future. Counterparty risks may be more pronounced for these Funds due to the single or limited number of counterparties used by them.

Debt Securities Risks

Debt securities are subject to various risks including, among others, credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument.

Credit risk: refers to the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to a Fund when they are due. If an investment’s issuer, counterparty or other obligor fails to pay interest or otherwise fails to meet its obligations to a Fund, the value of the investment might be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Actual or perceived changes in the financial condition of an obligor, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (including debt securities commonly known as “high yield” securities or “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets. Credit risk is heightened to the extent a Fund has fewer counterparties.

In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of repayment. They are not guarantees as to quality and they do not reflect market risk.

Extension risk: refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Interest rate risk: refers to the risk that the values of debt instruments held by a Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

The values of variable and floating rate debt securities are generally less sensitive to interest rate changes, as compared to fixed rate debt instruments, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A floating rate debt security’s interest rate depends on the characteristics of the reset terms, including the index chosen and the frequency of reset and reset caps or floors, among other things. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate debt securities may decrease in value if interest rates increase. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and a Fund’s NAV.

Prepayment/Reinvestment Risk: Many types of debt securities, including floating rate loans, mortgage-backed securities and asset-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to reinvest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those investments at a premium, accelerated prepayments on those investments could cause a Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans, mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from a Fund’s portfolio may decline when a Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by a Fund from its investments is likely to have a negative effect on the dividend levels, NAV and/or overall return of a Fund.

LIBOR Risk: The terms of many investments, financings or other transactions to which a Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to the Fund, and may be used in other ways that affect a Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or NAV.

The Advisers manage a wide variety of accounts and investment strategies. Investments made on behalf of one client or strategy can raise conflict of interest issues with other of the Advisers’ clients or strategies. For example, an Adviser may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of an MBS that is subordinated to the investment held by other clients. Please refer to the section of the SAI entitled “Conflicts—Broad and Wide-Ranging Activities” for more information.

Defaulted Securities Risk

Defaulted securities risk refers to the significant risk of uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk.

Derivatives Risk

A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser and may not be available at the time or price desired. Derivatives positions may also be improperly executed or constructed.

A Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument defaults and/or becomes insolvent, a Fund potentially could lose all or a large portion of the value of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and a Fund could lose significantly more than the amount it invests. Because most derivatives involve contractual arrangements with a counterparty, a Fund’s ability to enter into them requires a willing counterparty. A Fund’s ability to close out or unwind a derivatives position prior to expiration or maturity may also depend on the ability and willingness of the counterparty to enter into a transaction closing out the position.

Derivatives may be difficult to value, illiquid and/or volatile. A Fund may not be able to close out or sell a derivative position at an advantageous price or time.

Use of derivatives may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by taxable shareholders.

A Fund may use derivatives to create investment leverage and the Fund’s use of derivatives may otherwise cause its portfolio to be leveraged. Leverage increases a Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

When a Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, that Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment. When a Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of a Fund’s derivatives transactions and cause the Fund to lose value. For instance, the U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements, which could restrict the Fund’s ability to engage in derivatives transactions or increase the cost or uncertainty involved in such transactions. The European Union (and some other countries) have implemented or are in the process of implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty subject to such requirements.

When it takes a derivatives position, a Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the derivatives position is open unless they are replaced with other appropriate assets. If markets move against a Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent a Fund from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a Fund. These losses may be substantial, and may be in addition to losses incurred by using the derivative in question. If a Fund is unable to close out its position, it may be required to continue to maintain such assets or accounts or make such payments until the position expires or matures, and the Fund will continue to be subject to investment risk on the assets. In addition, a Fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require a Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

In November 2019, the SEC re-proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The ultimate impact, if any, of the new rule remains unclear, but if adopted as proposed, the rule would, among other things, require that a Fund limit derivatives exposure through one of two value-at-risk tests, eliminate the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and related SEC staff guidance, and require a Fund entering into reverse repurchase agreements (or other similar financing transactions) to count its exposure under such agreements and transactions towards its required asset coverage requirement under Section 18 of the 1940 Act. A Fund would be required to adopt and implement a derivatives risk management program. If a Fund’s derivatives usage is maintained at minimal levels, however, it would not be subject to the full requirements under the rule. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions. These limitations may substantially curtail a Fund’s ability to use derivative instruments and inhibit the Advisers’ ability to establish what they view as the optimal investment exposure for a Fund. If the proposed rule is adopted, a Fund might not be able to use derivative instruments, reverse repurchase agreements and other transactions to the same extent as if the current regulatory structure had remained in place, and the ability of the Advisers to pursue a Fund’s investment objective as currently anticipated, and a Fund’s investment performance, might be adversely affected. The risks described in this Prospectus relating to a Fund’s use of derivatives and other financial instruments would continue to apply generally if the rule were adopted as proposed.

While legislative and regulatory measures may provide protections for some market participants, they are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted. Current and future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of a Fund’s derivatives transactions and cause a Fund to lose value.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

Emerging Market Country Risk

Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some emerging market countries have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which a Fund invests and adversely affect the value of its investment portfolio. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities and investments in emerging markets can become illiquid. In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

Emerging market countries may have different clearance and settlement procedures than in the U.S., including significantly longer settlement cycles for purchases and sales of securities, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

A Fund may invest in commodities or commodity-related investments that are found in or exported from emerging market countries or the values of which are affected significantly by economic or other conditions in emerging market countries.

Equity Issuer Risk

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particularly industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the values of equity securities may decline for a number of reasons that may relate directly to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than bonds and other debt securities, although under certain market conditions various fixed income investments may have comparable or greater price volatility. The values of equity securities paying dividends at high rates may be more sensitive to change in interest rates than are other equity securities. Through DoubleLine Colony Real Estate and Income Fund’s investments related to the Colony Capital Fundamental US Real Estate Index, the Fund will have significant exposure to REITs and the risks of investing in real estate assets. As a result, the Fund’s net asset value will be affected by factors affecting the real estate sector and/or REIT securities to a greater degree than a fund that invests more broadly.

Exchange-Traded Note Risk

Exchange-traded notes (“ETNs”) are securities whose returns are linked to the performance of a particular market benchmark, strategy, or reference asset minus applicable fees. ETNs may be traded on an exchange (for example, the NYSE). At maturity, the issuer is obligated to pay to the investor cash equal to the principal amount, subject to adjustment based on changes to a market benchmark, strategy, or reference asset factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating or a decline in its creditworthiness, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply, and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be times when an ETN trades at a premium or discount to its market benchmark, strategy, or reference asset.

Financial Services Risk

Financial services companies are subject to extensive governmental regulation which may limit both the amounts and the types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios. Financial losses associated with investment activities can negatively impact the sector, especially when financial services companies are exposed to financial leverage. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Focused Investment Risk

A Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region,

group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

To the extent a Fund invests in the securities of a limited number of issuers or assets related to particular commodities, it is particularly exposed to adverse developments affecting those issuers or commodities, and a decline in the market value of a particular security or commodity held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers or assets related to a broader group of commodities. In addition, the limited number of issuers or commodities to which a Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.

Foreign Currency Risk

Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments. Currency risk includes both the risk that currencies in which a Fund’s investments are traded and/or in which the Fund receives income, or currencies in which the Fund has taken an active investment position, will decline in value relative to other currencies. In the case of hedging positions, currency risk includes the risk that the currency a Fund is seeking exposure to will decline in value relative to the foreign currency being hedged. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. Currencies of emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities.

Except as otherwise provided in a Fund’s principal investment strategies, a Fund may take derivatives (or spot) positions in currencies to which the Fund is exposed through its investments. This presents the risk that a Fund could lose money on both its currency exposure through a portfolio investment and its currency exposure through a derivatives (or spot) position. A Fund may take overweighted or underweighted currency positions and/or hedge the currency exposure of the securities in which it has invested. A Fund may take positions in currencies different from the currencies in which its portfolio investments are denominated. As a result, a Fund’s currency exposure may differ (in some cases significantly) from the currency exposure of its investments and/or its benchmarks.

Exposure to emerging market currencies may entail greater risk than exposure to developed market currencies. Please see “Emerging Market Country Risk” in this section for more information.

Foreign Investing Risk

Investments in foreign securities or in issuers with significant exposure to foreign markets may involve greater risks than investments in domestic securities. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing, and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security.

Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading and custody practices abroad may offer less protection to investors such as the Funds. Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of a Fund’s portfolio.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies from time to time, the value of a Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates with respect to the U.S. dollar or with respect to other foreign currencies or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in United States dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.

Foreign issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit a Fund’s ability to buy, sell, receive or deliver the securities.

High Yield Risk

Debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for a Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Index Risk

There can be no assurance that DoubleLine Shiller Enhanced CAPE®, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Strategic Commodity Fund or DoubleLine Colony Real Estate and Income Fund will achieve its investment objective. There are a number of reasons that a Fund’s investments in derivatives based on an index or that use an index as the reference asset, or other substitute investment exposure to an index, may underperform the return of the index. Because an index used by a Fund may not be widely used and information regarding its components and/or its methodology may not generally be known to industry participants, it may be difficult for the Fund to find willing counterparties to engage in total or excess return swaps or other derivative instruments based on the return of such index, and the Fund might have to rely on a single counterparty or a limited number of counterparties for this purpose, increasing the credit and counterparty risk to the Fund and, potentially, the cost of such transactions. The provider of an index may provide model portfolios of securities or commodities in the index to a Fund’s swap counterparties to facilitate the counterparties’ ability to provide swaps whose returns are based on the index. Because an index may be privately licensed from an index sponsor, not generally available for public use, or for other reasons, there may be only a single or a limited number of counterparties willing or able to serve as counterparties to a swap agreement where returns are based on the index, especially if the provider of the index fails to provide the model portfolios referred to above. Under some circumstances, there may not be any counterparties willing or able to serve as a counterparty to a swap agreement where the returns are based on those of an index, or willing to do so at an acceptable cost or level of risk to a Fund. A Fund may only be able to enter into swap agreements whose returns are based on the return of an index, or a modified version of an index, with the sponsor of the index or a related person of the sponsor of the index. In cases where the sponsor of the index is the only swap counterparty available to a Fund or where other swap counterparties are required to obtain information regarding the index from the sponsor of the index, the cost of the swaps entered into by a Fund will typically be higher than in the case of swaps where the index components are broadly known. If any such swap agreements are not available for any reason, the Fund may have to invest in other derivative instruments, “baskets” of stocks or commodities, or individual securities or commodities in an attempt to replicate the performance of an index, whose performance may be significantly less correlated to the performance of the index and which, in the case of DoubleLine Shiller Enhanced CAPE®, DoubleLine Shiller Enhanced International CAPE®, and DoubleLine Colony Real Estate and

Income Fund, would adversely affect their ability to also invest in debt instruments in accordance with their principal investment strategies. It is possible that the unavailability of such swap agreements would make it impossible for a Fund to continue to pursue its principal investment strategies.

A Fund may remain invested in derivatives related to an index or the underlying components of an index even when the level of the index is declining or when the Fund’s Adviser believes the values of its component securities or commodities may be overvalued. Accordingly, a decline in the level of a relevant index used by a Fund should be expected to reduce the overall total return of the Fund. A Fund’s performance could be lower than other types of funds that do not attempt to track an index and may actively allocate their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. With respect to the portion of a Fund invested to earn a return that relates to the performance of an index, the Fund’s Adviser does not typically expect to use techniques or defensive strategies designed to lessen the effects of volatility in the level of the index or to reduce the impact of periods when the level of the index declines. Accordingly, a decline in the level of such an index should be expected to reduce the overall total return of the Fund. It is possible that DoubleLine Shiller Enhanced CAPE®, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Strategic Commodity Fund and DoubleLine Colony Real Estate and Income Fund could lose money on their investments in debt securities and their index exposures, including, in the case of DoubleLine Shiller Enhanced International CAPE®, due to an index’s exposures to non-U.S. currencies, all at the same time.

While index sponsors generally provide descriptions of what an index is designed to achieve, index providers do not generally provide any warranty or guarantee or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. The Funds and the Advisers similarly do not provide any warranty, guarantee or acceptance of liability for an index or the data used.

Errors in respect of the accuracy or completeness of the data underlying an index may occur from time to time and may not be identified and corrected for a period of time, if at all. In addition, errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. These risks may be particularly prevalent where an index is less commonly used. For example, during a period where an index contains incorrect constituents or when an index provider reports incorrect information regarding index constituents, a Fund may have market exposure to investments that are not constituents of the index and may have over- or under-exposure to the index’s correct constituents. As such, errors may potentially result in a negative or positive performance impact to a Fund and its shareholders, and may prevent the Fund from achieving its investment objective. Further, apart from scheduled rebalances, index providers may carry out additional ad hoc rebalances to their underlying indexes in order, for example, to correct an error in the selection of index constituents. Where an index is rebalanced and a Fund in turn rebalances its portfolio to bring it in line with such index, any transaction and trading costs (including among other things any bid/ask spreads) arising from such portfolio rebalancing will be borne by the Fund.

With respect to DoubleLine Shiller Enhanced CAPE®, DoubleLine Shiller Enhanced International CAPE®, and DoubleLine Colony Real Estate and Income Fund, calculation of an index’s return reflects the deduction of an amount intended to represent an estimate of the transaction costs of buying and selling the index’s constituents, which will have the effect of reducing the index’s return.

In certain cases, the values of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to approximate. There are a number of factors that will prevent derivatives or other strategies used by a Fund from fully achieving a desired correlation with an index or a basket of securities or commodities, including, for example, the impact of fees, expenses and transaction costs, including borrowing and brokerage costs and bid-ask spreads, which are not reflected in index returns (see also “Note regarding Index-Based Swap” in this risk below). Other factors include, but are not limited to (i) in the case of DoubleLine Shiller Enhanced International CAPE®, differences in the timing of daily calculations of the level of an index and the timing of the valuation of derivatives, securities, commodities and other assets held by the Fund and the determination of the net asset value of fund shares, including calculations of the Fund’s net asset value using fair value prices when the price of the index does not incorporate fair value prices; (ii) disruptions or illiquidity in the markets for derivative instruments, securities, or commodities in which a Fund invests; (iii) certain indexed securities will create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in an index, which will result in increased risks associated with leverage; (iv) performance of derivatives related to an index utilized by a Fund may not correlate with the performance of the index and a Fund will incur other operating and investing expenses that are not applicable to the index or basket of securities or commodities that the Fund, or a component thereof, is designed to track; (v) in the case of DoubleLine Strategic Commodity Fund, having exposure to or holding less than all of the securities or commodities in the underlying index and/or having exposure to or holding securities or commodities not included in the underlying index; (vi) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vii) the impact of accounting standards or changes thereto; (viii) changes to the applicable index that are not disseminated in advance; (ix) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (x) in the case of DoubleLine Shiller Enhanced International CAPE®, fluctuations in currency exchange rates.

Although a Fund or a Fund’s Adviser may license from an index’s sponsor the right to use an index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that the index will be maintained indefinitely or that the Fund will be able to continue to utilize the selected index to implement its principal investment strategies indefinitely. In addition, other events could result in the Fund no longer having the ability to utilize an index to implement its principal investment strategies (e.g., a Fund may no longer be able to create cost-effective synthetic investment exposure to an index to pursue all of its principal investment strategies). In such instances, the Adviser or the Board of Trustees may substitute an index with another index that they choose in their sole discretion and without advance notice to the shareholders. If a Fund selects and uses one or more other indices or other investments as part of its principal investment strategies, there can be no assurance that any substitute index, or basket of securities or commodities and other investments, selected will be similar to an index or basket previously used by the Fund or will perform in a manner similar to such index or basket. Unavailability of an index (or a similar index) could affect adversely the ability of the Fund to achieve its investment objective or desired exposures. The manner in and extent to which a Fund gains exposure to an index may be limited by the Fund’s intention to qualify for treatment as a regulated investment company for U.S. federal income tax purposes and may bear on the Fund’s ability to so qualify.

With respect to the DoubleLine Strategic Commodity Fund, an index or basket of commodities may consist of futures contracts that are selected, in part, on the basis of their historical backwardation in relation to the spot price for the underlying commodity. The DoubleLine Strategic Commodity Fund is subject to the risk that the historical behavior of the futures contracts comprising a basket or index of commodities may not continue as expected and that the prices of the futures contracts held by the Fund may depreciate.

To the extent the DoubleLine Strategic Commodity Fund invests in one or more baskets of commodities, including those administered or sponsored by third parties, the Fund may be subject to many or all of the risks described above with respect to its investments in an index.

Note regarding Index-Based Swaps. The information presented in the tables entitled “Annual Fund Operating Expenses” within the summary sections of this Prospectus and each Fund’s Summary Prospectus is prescribed by the Securities and Exchange Commission. In accordance with those requirements, the tables include information regarding each Fund’s actual or estimated operating expenses, but do not include certain investment-related expenses (other than any Acquired Fund Fees and Expenses shown). For example, investment-related expenses not shown in the tables include brokerage commissions and undisclosed markups on principal transactions, which reduce the return on your investment in a Fund and may be significant. The tables also do not include expenses incurred in connection with a Fund’s investments in swap agreements or certain other derivative instruments. In cases where a Fund enters into a swap transaction or certain other transactions based on an index or that use an index as the reference asset, the transaction pricing will typically reflect, among other things, compensation to the counterparty for providing the investment exposure. The transaction pricing also may reflect charges by the Index sponsor for the use of the Index sponsor’s intellectual property and/or index data (“Intellectual Property”) in connection with the transaction. Swap returns are typically also reduced by amounts based on short-term interest rates (applied against the notional amounts of the swaps) and by other amounts. These investment-related costs may be significant and will cause the return on a Fund’s investment in a swap transaction or other transaction based on the index or that uses the index as the reference asset to underperform the index. The terms of these transactions may change over time, potentially in response to market conditions, without notice to shareholders.

Certain indices may offer different versions of the same index, including a total return version and an excess return version. The performance of an excess return index typically represents the performance of the total return version of the index that is in excess of a short-term interest rate, such as 1-month LIBOR. Accordingly, an excess return version of an index should generally be expected to underperform the total return version of the same index. As a general matter, the fees to be paid to a counterparty in respect of a swap transaction based on, or with as its reference asset, the total return version of an index should be expected to exceed the fees to be paid to a counterparty in respect of a swap transaction based on, or with as its reference asset, the excess return version of the same index by a factor reflective of a short-term interest rate. As of the date of this Prospectus, each of DoubleLine Shiller Enhanced CAPE®, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Strategic Commodity Fund and DoubleLine Colony Real Estate and Income Fund expect to enter into swap transactions where the reference asset is the excess return version of its respective Index; however, each such Fund may enter into swap transactions where the reference asset is based on any other calculation of its Index’s return.

Inflation-Indexed Bond Risk

Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Infrastructure Sector Risk

The values of a Fund’s investment in securities and other obligations of U.S. and non-U.S. issuers providing exposure to infrastructure investments (“Infrastructure Investments”) may be entirely dependent upon the successful development, construction, maintenance, renovation, enhancement or operation of infrastructure assets or infrastructure-related projects. In the case of debt instruments or loans issued to finance (or refinance) the ownership, development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets, a Fund may be entirely dependent on revenues or profits earned in respect of the infrastructure asset or project to receive the repayment of any principal and interest owed to it. Accordingly, a Fund has significant exposure to adverse economic, regulatory, political, legal, demographic, environmental and other developments affecting the success of the infrastructure assets or projects in which it directly or indirectly invests.

Infrastructure Investments are subject to a variety of risk factors that may adversely affect their success including significant use of leverage, high financing or interest costs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of similar services, unfavorable demographic trends, obsolescence of the related service or product it provides, cost over-runs, developmental delays, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, poor planning, unexpected maintenance capital expenditures, increased operating expenses, and other factors. Additionally, infrastructure-related projects may be subject to regulation by various governmental authorities, including with respect to the rates they can charge for their products or services, and can be significantly affected by government spending policies because infrastructure-related issuers may rely, to a significant extent, on U.S. and foreign government demand for their products and services.

Infrastructure Investments (and related infrastructure assets) may also be adversely affected by natural disasters, terrorism or other catastrophes, legal challenges due to environmental, operational or other issues, the imposition of special tariffs or changes in tax laws, changes in exchange rates or interest rates, changes in prices for competitive services, economic conditions, tax treatment, removal or diminution of governmental subsidies, additional regulation, governmental intervention, litigation, negative publicity and public perception and unfavorable events in the regions where assets are located (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). There is also the risk that corruption may negatively affect infrastructure projects and other infrastructure assets, especially in emerging markets, resulting in, among other things, delays and cost overruns. Infrastructure projects may face competition from government-sponsored projects, which could decrease the revenues generated from the asset or the number of available investment opportunities for a Fund.

A significant portion of the revenues of certain infrastructure assets or projects may be from one customer or a relatively small number of customers, including governmental entities and utilities. Accordingly, the values of certain Infrastructure Investments may be highly sensitive to the loss of one or more of those customers, and the loss of any single client may result in the issuer’s payment default.

A Fund may make investments in infrastructure assets or projects that have not yet completed the construction phases of their development and which are not yet generating cash or revenue. Unexpected delays in completion of the construction phase in relation to any such project, any “overrun” in the costs of construction or any construction or maintenance defect, may adversely affect the ability of the issuer of a Fund’s investments to service its debts. Any resulting default may adversely affect the value of a Fund’s investment.

A Fund may make investments from time to time in infrastructure loan assets which are held on existing lenders’ books, which means that a default by the counterparty may expose a Fund to losses regardless of the performance of the underlying projects or loans. The market for infrastructure bonds and loans is emerging but also rapidly developing, which means there may be fewer investment opportunities than other fixed-income sectors. There also may be fewer market participants willing to purchase infrastructure-related investments compared to other debt markets. Infrastructure assets and related investment opportunities may be more prevalent in developing or emerging markets, where certain of the risks described above, including the risk of default, may be heightened. See “—Emerging Market Country Risk.”

To the extent that there are environmental liabilities arising in the future in relation to any sites owned or used by an infrastructure company or project (including, for example, clean-up and remediation liabilities), a company may be required to contribute financially towards any such liabilities which in turn may increase its risk of defaulting and/or adversely affect the values of a Fund’s investments.

Some infrastructure-related projects may utilize relatively new or developing technologies and there may be issues in relation to those technologies that become apparent only in the future. Such issues may give rise to additional costs for the relevant issuer or project or may otherwise result in the financial performance of the infrastructure project being poorer than anticipated. This may adversely affect the values of a Fund’s investments. Additionally, technological advances in the future may reduce the competitive efficiency of existing or commissioned infrastructure projects, services, or networks.

Infrastructure assets, including investments related to infrastructure projects and infrastructure-related companies, may be more susceptible to adverse economic or regulatory occurrences and other specific risks affecting their industries, which may adversely affect the development and success of the infrastructure companies and projects related to assets in which a Fund invests; delay or limit repayment of the principal and interest payments on a borrower’s loans or other debt; adversely affect a Fund’s rights in collateral relating to a loan or other investment; or otherwise adversely affect the value of a Fund’s investments.

A Fund’s ability to recover in respect of a defaulted bond or loan may be limited. Some infrastructure-related debt instruments may not be secured by any assets and may not be supported by other credit enhancements. Where recourse to a guarantor, or other third party, or other assets exists, recovery on a defaulted bond or loan may require a Fund to incur significant costs and delay and/or require participation in restructuring or bankruptcy proceedings. In certain jurisdictions, a Fund may have limited or no rights in respect of such proceedings. In the case of a defaulted bond or loan, a Fund may determine to sell its investment or claim at a price substantially below what it might receive if it participated in a restructuring or bankruptcy proceeding for a variety of reasons, including to avoid incurring significant costs, delay or uncertainty, or because of the potentially adverse consequences that may occur if a Fund takes possession of certain types of assets.

In addition to the risks described above, each of which may adversely affect the values of a Fund’s investments, sector-specific risks may also adversely affect the values of a Fund’s investments. A summary of some of the principal sector-specific risks is included below. The inclusion of a specific risk below with respect to a specific sector does not mean that that risk does not also apply in respect of a Fund’s other investments:

Transportation. Transportation-related infrastructure assets may be adversely affected by, among other things, economic and market changes, fuel prices, labor relations, geo-political concerns and insurance costs. Transportation-related infrastructure assets and related businesses may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Electric Utilities and Power. Deregulation may subject utility- and power-related infrastructure assets to greater competition and may adversely affect their performance. Assets in the utilities and/or power industries may have difficulty obtaining financing for large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility and power assets to operate profitably. Government regulators monitor and control utility and power revenues and costs, and therefore may limit utility-related profits. There is no assurance that regulatory authorities will grant rate increases in the future. Energy conservation and changes in climate or environmental policy may also have a significant adverse impact on the revenues and expenses of utility and power-related assets. Additionally, independent power producers (“IPP”) may face other risks such as but not limited to (i) market risks, (ii) project risks, and (iii) structural risk.

Energy. Energy-related infrastructure assets may be highly cyclical and highly dependent on energy prices. The success of such assets can be strongly affected by one or more of the following: the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances. Infrastructure assets and projects in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the revenue or earnings available to support the assets’ financing. Energy-related projects face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Assets involving pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks. Any such event could have serious consequences for the general population of the affected area. Energy-related projects can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy-related assets may have relatively high levels of debt and may be more likely to have to restructure their debt if there are downturns in energy markets or the economy as a whole.

Renewable Energy. Governments may provide a range of incentives and subsidies for specific types of assets, especially for renewable energy assets. Changes in the application of government policy in relation to the incentives and subsidies that they provide may have a material impact upon the profitability or viability of renewable-energy related infrastructure-related assets.

The generation of power from renewable energy sources tends to be reliant upon relatively recent technological developments (or the application thereof), and therefore unforeseen technical deficiencies with installations may occur. Moreover, the reliance of any renewable energy project, or group of projects, on a variable resource (for example, ambient light in the case of solar power projects, wind speed in the case of wind power projects and waste in the case of waste-to-energy projects) may affect the profitability of a site or sites. In addition, in the event of a failure of a utility or other private company contracted to purchase power produced by an installation or expiration of such a contract, in which the Fund has invested, difficulties may arise in contracting with a replacement power purchaser.

Communication Networks and Equipment. The telecommunications market is characterized by increasing competition and regulation by various regulatory authorities. Infrastructure assets in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain assets obsolete. Telecommunication-related infrastructure assets may depend on franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and increasing regulatory oversight, among other factors, has led to consolidation within the sector, which could lead to further regulation or other negative effects in the future. Various forms of cyber attack, the sophistication and lethality of which continues to evolve, threaten communication networks and could severely hamper any infrastructure project dependent upon communication networks and equipment.

Public and Social Infrastructure. Public and social infrastructure assets, such as hospitals, schools, government accommodations, and other public service facilities projects, may be subject to risks that include, but are not limited to, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of such services, uncertainties concerning costs, adverse political developments, and the level of government spending on infrastructure projects.

Metals and Mining. Investments in metals and mining related infrastructure assets may be speculative and subject to greater price volatility than investments in other types of companies. The performance of assets in this sector is related to, among other things, worldwide metal prices, and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time. Metals and mining assets may also be subject to the effects of competitive pressures in the metals and mining industry.

Industrial. Industrial-related infrastructure assets may be adversely affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these assets and their ability to repay their debts. The industrials sector may also be adversely affected by changes or trends in commodity prices, which can be highly volatile.

A Fund’s investments in Infrastructure Investments will expose it to the risks of investing in the global commodity markets and particular commodities, and the value of a Fund’s shares may be adversely affected by changes in the values of commodity prices, which can be extremely volatile and difficult to value. The values of commodities may be affected by a wide range of factors, including overall market movements, speculative activity of other investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, economic or other sanctions, international regulatory, political, and economic developments (for example, regime changes, trade disputes, wars and changes in economic activity levels), environmental issues or regulation, and developments affecting a particular sector, industry or commodity, such as drought, floods, or other weather conditions, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs and international economic, political and regulatory developments.

Investment Company and Exchange-Traded Fund Risk

Investments in open-end and closed-end investment companies, and other pooled investment vehicles, including any ETFs or money market funds, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. A Fund must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. Shares of a closed-end investment company or ETF may expose a Fund to risks associated with leverage and may trade at a premium or discount to the NAV of the closed-end fund’s or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand. Money market mutual funds in which a Fund may invest are subject to Rule 2a-7 of the 1940 Act, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. Money market funds are not designed to offer capital appreciation. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such a fund’s liquidity falls below required minimums, which may adversely affect a Fund’s returns or liquidity. Due to its own financial interest or other business considerations, the Adviser may choose to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Please see “Affiliated Fund Risk” in this section for a discussion of such conflicts. Applicable law may limit a Fund’s ability to invest in other investment companies.

The SEC has proposed regulations that may adversely affect the Funds’ ability to invest in other investment companies, such as another DoubleLine Fund. The proposed regulations, if adopted, could also significantly affect the Funds’ ability to redeem their investments in other investment companies in the manner that they do now, making such investments less attractive. The final terms of any proposed regulations are not known as of the date of this Prospectus, but they could cause a Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Large Shareholder Risk

Certain account holders, including the Adviser or funds or accounts over which the Adviser (or a related party of the Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. For example, the Adviser and/or its related parties currently provide asset allocation investment advice, including recommending the purchase and/or sale of shares of the Funds, to a number of large investors, and a large percentage of the DoubleLine Multi-Asset Growth Fund’s shares are currently held by such investors. The Funds are subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser (or a related party of the Adviser), will adversely affect a Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Leveraging Risk

The Funds may use or create investment leverage in seeking to achieve their respective investment objective. Certain transactions, including, for example, when-issued, delayed-delivery, and forward commitment purchases, inverse floaters, loans of portfolio securities, repurchase agreements (or reverse repurchase agreements), and the use of some derivatives, can result in leverage. In addition, a Fund may achieve investment leverage by borrowing money. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize, and creates the likelihood of greater volatility of the value of the Fund’s investments. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to a Fund. There is risk of loss in excess of invested capital. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may also require a Fund to liquidate its other holdings at disadvantageous times and prices in order to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements. See “Borrowing Risk” in the SAI.

The DoubleLine Strategic Commodity Fund will typically use investment leverage to obtain exposure to a basket or index of commodities and/or to other commodities while it also holds other investments, such as fixed income instruments. In addition, each of DoubleLine Shiller Enhanced International CAPE®, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Colony Real Estate and Income Fund uses investment leverage as part of its principal investment strategies, and each such Fund’s total investment exposure (direct investments in debt securities plus notional exposure to its respective index (as described in the Fund’s principal investment policies)) will typically be equal to approximately 200% of the Fund’s net asset value. With respect to DoubleLine Shiller Enhanced International CAPE®, the actual notional amounts of derivatives used for this purpose may be greater than the desired amount of index exposure, since in some cases it may be necessary to use additional derivatives to obtain the desired currency exposure. DoubleLine Strategic Commodity Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Shiller Enhanced CAPE® and DoubleLine Colony Real Estate and Income Fund may lose money on investments intended to achieve performance similar to a basket or an index and, at the same time, may lose money on their investments in debt instruments and other investments and, in the case of DoubleLine Shiller Enhanced International CAPE®, through exposure to non-U.S. currencies or to currency exchange transactions.

Limited Operating History Risk

Certain Funds are newly or recently formed and have no or a limited operating history for investors to evaluate. Such Funds may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Funds fail to achieve sufficient scale, they may be liquidated.

Liquidity Risk

Liquidity risk is the risk that a Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Illiquidity may be the result of, for example, low trading volumes, lack of a market maker, or contractual or legal restrictions that limit or prevent a Fund from selling securities or closing positions. When there is no willing buyer and investments cannot be readily sold or closed out, a Fund may have to sell an investment at a lower price than the price at which the Fund is carrying the investments, may not be able to sell the investments at all, may miss other investment opportunities and may hold investments it would prefer to sell, any of which would have a negative effect on the Fund’s performance and may cause a Fund to hold an investment longer than the Adviser would otherwise determine. It is possible that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. In addition, if a Fund sells investments with extended settlement times (e.g., certain kinds of loans (see “Loan Risk”)), the settlement proceeds from the sales will not be available to meet the Fund’s redemption obligations for a substantial period of time. In order to honor redemptions pending settlement of such investments, a Fund may be forced to sell other investment positions with shorter settlement cycles when the Fund would not otherwise have done so, which may adversely affect a Fund’s performance. If another fund or investment pool in which a Fund invests is not publicly offered or there is no public market for its shares or accepts investments subject to certain legal restrictions, such as lock-up periods implemented by private funds, a Fund will typically be prohibited by the terms of its investment from selling or redeeming its shares in the fund or pool, or may not be able to find a buyer for those shares at an acceptable price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt securities generally across other funds, pools and accounts, changes in investor perception, or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for a Fund to determine a fair value of an illiquid investment than those of more liquid comparable investments.

Bond markets have consistently grown over the past three decades while the growth of capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). The risks of investing in loans include the risk that the borrowers on loans held by a Fund may be unable to honor their payment obligations due to adverse conditions in the industry or industries in which they operate.

The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.

In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of a Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.

During periods of severe market stress, it is possible that the market for loans may become highly illiquid. In such an event, a Fund may find it difficult to sell loans it holds, and, for loans it is able to sell in such circumstances, the trade settlement period may be longer than anticipated.

Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when a Fund purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In addition, a limited number of states require purchasers of certain loans, primarily consumer loans, to be licensed or registered in order to own the loans or, in certain states, to collect a rate of interest above a specified rate. As of the date of this Prospectus, each Fund does not hold any such license or registration in any states where a license or registration is required, and there can be no assurance that any Fund will timely or ever obtain any such licenses or registration.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Additional risks of investments in loans may include:

Agent/Intermediary Risk. If a Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund’s interest in the loan. In addition, if a Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Collateral Impairment Risk. Even if a loan to which the Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan. This risk is increased if the Fund’s loans are secured by a single asset. In addition, a Fund’s interest in collateral securing a loan may be found invalid or may be used to pay other outstanding obligations of the borrower under applicable law. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, that all or some of the collateral may be illiquid, or that a Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. A Fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase a Fund’s operating expenses and decrease its NAV.

Highly Leveraged Transactions Risk. A Fund may invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans. If a Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.

Stressed, Distressed or Defaulted Borrowers Risk. A Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, a Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans. A bankruptcy proceeding or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect a Fund’s rights in collateral relating to a loan. If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:

•

Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

•

The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

Limited Information Risk. Because there is limited public information available regarding loan investments, a Fund’s investments in such instruments are particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Interest Rate Benchmarks Risk. Interest rates on loans typically adjust periodically, often based on changes in a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate may be LIBOR, the Prime Rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).

Some benchmark rates may reset daily; others reset less frequently. The interest rate on LIBOR-based loans is reset periodically, typically based on a period between 30 days and one year. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer. Investing in loans with longer interest rate reset periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. Interest rates on loans with longer periods between benchmark resets will typically trail market interest rates in a rising interest rate environment.

Certain loans may permit the borrower to change the base lending or benchmark rate during the term of the loan. One benchmark rate may not adjust to changing market or interest rates to the same degree or as rapidly as another, permitting the borrower the option to select the benchmark rate that is most advantageous to it and less advantageous to the Fund. To the extent the borrower elects this option, the interest income and total return the Fund earns on the investment may be adversely affected as compared to other investments where the borrower does not have the option to change the base lending or benchmark rate.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

Restrictive Loan Covenants Risk. Borrowers must comply with various restrictive covenants that may be contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.

Some of the loans in which a Fund may invest or to which a Fund may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Such loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

Senior Loan and Subordination Risk. In addition to the risks typically associated with debt securities and loans generally, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

A Fund’s investments in senior loans may be collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non-public company, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets they own. However, the value of the collateral may decline after a Fund buys the senior loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit a Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the senior loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. As a result, a collateralized senior loan may not be fully collateralized and can decline significantly in value.

If a borrower defaults on a collateralized senior loan, a Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the senior loan. Those assets may be illiquid, and a Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. A Fund might hold those assets until the Adviser determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect a Fund in the event of a default of scheduled interest or principal payments.

A Fund can invest in senior loans that are not secured. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans typically present greater risks than collateralized senior loans.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans including, for example, the lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. Some senior loans and other Fund investments are illiquid, which may make it difficult for a Fund to value them or dispose of them at an acceptable price. Direct investments in senior loans and investments in participation interests in or assignments of senior loans may be limited.

Settlement Risk. Transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of such loans for a substantial period after the sale. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans.

Servicer Risk. A Fund’s direct and indirect investments in loans are typically serviced by the originating lender or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with a Fund’s investments.

Foreign Loan Risk. Loans involving foreign borrowers may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as a Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.

Lender Liability. A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held by a Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or a Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan. In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held by a Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.

A Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

For more information on lending risks specific to investments in infrastructure-related assets, please refer to “—Infrastructure Sector Risk” above.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories — large, medium and small. A Fund that invests substantially in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies,

investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Investing in medium and small capitalization companies may involve special risks because those companies may have a narrower focus, more limited financial resources, fewer experienced managers, dependence on a few key employees, a more limited trading market for their stocks, and less publicly available information, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about medium and small capitalization companies. Through DoubleLine Colony Real Estate and Income Fund’s investments related to the Colony Capital Fundamental US Real Estate Index, the Fund will have significant exposure to REITs and the risks of investing in real estate assets. REITs tend to be smaller and medium capitalization issuers in relation to the equity markets as a whole. Shares in REITs can, and at times will, perform differently than large company stocks.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company, industry, sector or asset class, or to changing economic, political, demographic, market or other conditions that can affect markets broadly, including disruptions caused by trade disputes, natural disasters, epidemics or pandemics, terrorism, or other events.

Returns from the securities in which a Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). During periods of severe market stress, it is possible that the market for some or all of a Fund’s investments may become highly illiquid. In such an event, a Fund may find it difficult to sell its investments, and, for investments it is able to sell in such circumstances, the sales price may be significantly lower, and the trade settlement period may be longer, than anticipated.

Events surrounding the COVID-19 pandemic have contributed to, and may continue to contribute to, significant market volatility, reductions in economic activity, market closures, and declines in global financial markets. These effects may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Governmental responses may exacerbate other pre-existing political, social, economic, market and financial risks. These events may have a significant adverse effect on a Fund’s performance and on the liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and have the potential to impair the ability of the Advisers or a Fund’s other service providers to serve a Fund and could lead to operational disruptions that negatively impact a Fund.

Markets may, in response to governmental actions or intervention, political, economic or market developments, or other events, including a public health crisis, experience periods of high volatility and reduced liquidity. During those periods, the Funds may experience high levels of shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

The United States government and the Federal Reserve and foreign governments and central banks may take steps to support financial markets. They might, for example, take steps to support markets and economic activity generally and to set or maintain low interest rates, such as by purchasing bonds or making financing broadly available to investors. Such actions may be intended to support certain asset classes or segments of the markets, but not others, and can have disproportionate, adverse, and unexpected effects on some asset classes or sectors, including those in which a Fund invests. For example, efforts by governments to provide debt relief to certain consumers or market participants or to support certain aspects of the market could significantly and adversely affect the value of a Fund’s investments, a Fund’s earnings, or a Fund’s risk profile, and have other unintended or unexpected effects. Other measures taken by governments and regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for a Fund’s portfolio of investments and on the management of the Funds. The withdrawal of support, failure of efforts in response to a financial or other crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s investments.

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest, natural disasters and acts of terrorism are other potential risks that could adversely affect a Fund’s investments or markets generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Any or all of the risks described herein can increase some or all of the other risks associated with a Fund’s investments, including, among others, counterparty risk, debt securities risks, liquidity risk, and valuation risk.

Continuing uncertainty as to the status of the Euro and the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union (the “EU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In January 2020, the United Kingdom withdrew from the EU. The withdrawal agreement between the United Kingdom and the EU includes certain transitional provisions that have the effect of preserving the application of EU law in the United Kingdom until December 31, 2020 (or such other later date as may be agreed). Significant uncertainty remains in the market regarding the ramifications of these developments, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The markets may be further disrupted and adversely affected by the withdrawal at various times given the uncertainty surrounding the country’s trade, financial, and other arrangements.

A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objective under all types of market conditions, including unfavorable market conditions.

Models and Data Risk

The Adviser may utilize various proprietary quantitative models in connection with providing investment management services to a Fund. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial loss. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for a Fund. Investments selected using the models may perform differently than expected as a result of, among other things, the market factors used in creating models, the weight given to each such market factor, changes from the market factors’ historical trends and technical issues in the construction and implementation of the models (e.g., data problems, and/or software issues). The Adviser’s judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance.

Mortgage-Backed Securities Risk

Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

Credit and Market Risks of Mortgage-Backed Securities. Investments by a Fund in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Funds also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security is generally less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency or sponsored corporation.

Mortgage-backed securities may be structured similarly to CDOs and may be subject to similar risks. See “—Collateralized Debt Obligations Risk” in the Prospectus and SAI for more information. For example, the cash flows from the collateral underlying the mortgage-backed security may be split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Interest holders in senior tranches are entitled to the lowest interest rates but are generally subject to less credit risk than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying mortgage loan default. If some loans default and the cash collected by the issuer of the mortgage-backed security is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will generally be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool.

The residential mortgage market in the United States has experienced difficulties at times, and the same or similar events may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increased in the last recession and potentially could begin to increase again. A decline in or flattening of housing values (which was experienced recently and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage-related securities has resulted and again may result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for a Fund. It is possible that such limited liquidity in secondary markets could return and worsen.

Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. Many so-called sub-prime mortgage pools have become distressed during periods of economic distress and may trade at significant discounts to their face value during such periods.

Additionally, mortgage lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors may result in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may contribute to higher delinquency and default rates on mortgage loans. Tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may contribute to a reduction in the prepayment rate for mortgage loans generally. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

The U. S. Government conservatorship of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Corporation (“Fannie Mae”) in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally. In addition, there may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Funds’ assets.

The Federal Housing Finance Agent (“FHFA”), as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their offerings of “to be announced”- eligible mortgage-backed securities.

The long-term effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of such investments. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency or sponsored corporation. Because mortgage-backed securities have the potential to be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that a Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

Commercial Mortgage-Backed Securities (“CMBS”) Risks. CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have often paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Adjustable Rate Mortgages. Adjustable Rate Mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

Interest and Principal Only Securities Risk. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class). The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully, or at all, its initial investment in these securities. PO class securities tend to decline in value if prepayments are slower than anticipated.

Inverse Floaters and Related Securities Risk. Investments in inverse floaters and similar instruments expose a Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The effect of the reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose a Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

Mortgage-backed securities are a type of asset-backed security and therefore are subject to the risks described above under “Asset-Backed Security Investment Risk.”

Municipal Bond Risk

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investments in municipal bonds may therefore be more dependent on the analytical abilities of the Adviser than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such asset may not be tax exempt.

A Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

Non-Diversification Risk

A non-diversified Fund may invest its assets in a smaller number of issuers than may a diversified mutual fund. A non-diversified Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of a non-diversified Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund. Some of the issuers in which a non-diversified Fund invests also may present substantial credit or other risks.

Operational and Information Security Risks

The Funds and their service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to a Fund. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its Adviser, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Funds and their shareholders.

For instance, cyber-attacks or other operational issues may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Funds also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Similar types of risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. In addition, cyberattacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. In addition, the adoption of work-from-home arrangements by the Funds, the Advisers or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds, the Advisers or their service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different or unknown threats or risks may emerge in the future. The Advisers and the Funds do not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Advisers or the Funds.

Portfolio Management Risk

Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that a Fund will achieve its investment objective. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, securities, or other investments may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the investments a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in a Fund.

A Fund’s ability to achieve its investment objective is dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio manager of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for a Fund.

Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as portfolio turnover. Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/ask spreads, and transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable to shareholders subject to tax at ordinary income rates). Such costs are not reflected in a Fund’s Total Annual Fund Operating Expenses set forth under “Fees and Expenses” but do have the effect of reducing the Fund’s investment return. A Fund and its shareholders will also share in the costs and tax effects of portfolio turnover in any underlying funds in which a Fund invests.

Preferred Securities Risk

In addition to many of the risks associated with both debt securities (e.g., interest rate risk and credit risk) and common shares or other equity securities, preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities also may contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments. If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer.

In the event of a redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Price Volatility Risk

The value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. Different parts of the market and different types of securities can react differently to political or economic or other developments. Issuer, political or economic developments can affect a single issuer, multiple issuers within an industry or economic sector or geographic region or market as a whole. Prices of some securities tend to be more volatile in the short-term. The fewer the number of issuers in which a Fund invests and/or the greater the use of leverage, the greater the potential volatility of the Fund’s portfolio.

Real Estate Risk

The value of a Fund’s portfolio could change in light of factors affecting the real estate sector. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends.

To the extent that a Fund invests in real estate related investments, including REITs, real estate-related loans or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that a Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will indirectly bear his or her proportionate share of the expenses of the REITs. A Fund’s investments in REITs could cause a Fund to recognize income in excess of cash received from those securities and, as a result, a Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products may be illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit, and are subject to the risks described under “Mortgage-Backed Securities Risk” and “Debt Securities Risks.” Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

Restricted Securities Risk

A Fund may hold securities that the Fund is prevented or limited by law or the terms of an agreement from selling (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Securities or Sector Selection Risk

The risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of a portfolio manager’s choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

Short Position Risk

To the extent a Fund makes use of short sales for investment and/or risk management purposes, a Fund may be subject to certain risks associated with selling short. Short sales are transactions in which a Fund sells securities or other instruments that a Fund does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as forwards, futures or swaps on indices or on individual securities. When a Fund engages in a short sale on a security or other instrument, it typically borrows the security or other instrument sold short and delivers it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short position will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short position. Short positions expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to a Fund. A Fund may engage in short sales when it does not own or have the right to acquire the security sold short at no additional cost. A Fund’s loss on a short position theoretically could be unlimited in a case in which a Fund is unable, for whatever reason, to close out its short position. In addition, a Fund’s short selling strategies may limit its ability to benefit from appreciation in the markets. Short selling involves a form of financial leverage that may exaggerate any losses realized by a Fund. Also, there is the risk that the counterparty to a short position may fail to honor its contractual terms, causing a loss to a Fund.

Sovereign Debt Obligations Risk

Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards principal international lenders such as the International Monetary Fund and the political and social constraints to which a government debtor may be subject. Government debtors may default on their debt and also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited (or no) legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity.

Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which a Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect a Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Structured Products and Structured Notes Risk

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. A Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors”. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, the Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

The Advisers manage a wide variety of accounts and investment strategies. Investments made on behalf of one client or strategy can raise conflict of interest issues with other of the Advisers’ clients or strategies. For example, an Adviser may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of a mortgage-backed security that is subordinated to the investment held by other clients. Please refer to the section of the SAI entitled “Conflicts—Broad and Wide-Ranging Activities” for more information.

Tax Risk

In order to qualify as a regulated investment company under the Code, a Fund must meet requirements including regarding the source of its income. (See “Taxes” below for a more detailed discussion.) Income from certain commodity-linked instruments and from direct investments in commodities does not constitute income that meets the qualification requirements for a regulated investment company under the Code (“qualifying income”). The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income. Generally, any income a Fund derives from investments in instruments that do not generate qualifying income, including commodity-linked swaps and certain other commodity-linked derivatives, must be limited to a maximum of 10% of the Fund’s annual gross income. Certain ETFs and other investment pools in which a Fund may invest might not generate qualifying income, and it may be difficult for the Fund to determine in advance the amount of non-qualifying income that would be generated by such investments. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year, unless it is eligible to and does pay a tax at the Fund level.

The DoubleLine Strategic Commodity Fund and the DoubleLine Multi-Asset Growth Fund generally intend to gain exposure to commodities through direct investments that they believe give rise to qualifying income or indirectly through their investments in subsidiaries in a manner that gives rise to qualifying income. Each Fund must limit its investment in a subsidiary to no more than 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year in order to meet an asset diversification requirement applicable to regulated investment companies.

If a Fund were to fail to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. In such a case, shareholders of the Fund would be subject to the risk of diminished returns.

U.S. Government Securities Risk

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. No assurance can be given that the U.S. Government will provide financial support to its agencies and sponsored entities if it is not obligated by law to do so.

In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect a Fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by a Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on a Fund’s portfolio.

The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments. In recent periods, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.

Valuation Risk

Valuation risk is the risk that a Fund will not value its investments in a manner that accurately reflects their market values or that a Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of each Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by a Fund may involve the significant use of unobservable and non-market inputs. Certain securities in which a Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Technological issues or other service disruption issues involving third party service providers may also cause a Fund to value its investments incorrectly. Incorrect valuations of a Fund’s portfolio holdings could result in a Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Temporary Defensive Strategies

When attempting to respond to adverse market, economic, political, or other conditions, a Fund may take temporary defensive positions that may be inconsistent (including materially inconsistent) with such Fund’s principal investment strategies. The Adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s exposure to such adverse conditions under the circumstances. In implementing these strategies, a Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, derivative instruments, cash or money market instruments (including, money market funds), or any other securities or instruments that the portfolio manager(s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, a Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. A Fund may also use derivatives, such as futures contracts, interest rate swaps, and credit default swaps, as an efficient means to adjust the Fund’s interest rate, credit, and other exposures in connection with taking such temporary defensive positions. During periods when a Fund has taken temporary defensive positions, the Fund may not achieve its investment objective.

Portfolio Holdings Information

A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of each Fund’s portfolio holdings is required by law to be made within 60 days of the end of each fiscal quarter in either the annual report or semi-annual report to shareholders or in the holdings reports on Form N-PORT. Each Fund’s SAI, annual report, semi-annual report, and filings on Form N-PORT are available, free of charge, on the EDGAR database on the Securities and Exchange Commission’s (the “SEC’s”) website at http://www.sec.gov.

Management of the Funds

Investment Advisers

The investment adviser for each Fund other than the DoubleLine Strategic Commodity Fund and DoubleLine Colony Real Estate and Income Fund is DoubleLine Capital LP, and the investment adviser for the DoubleLine Strategic Commodity Fund and DoubleLine Colony Real Estate and Income Fund is DoubleLine Alternatives LP, each of which operates at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. The Advisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Advisers have been investment advisers to the applicable Funds since the inception of each Fund. The Advisers manage the investment portfolios and business affairs of the Funds pursuant to Investment Management Agreements between each Fund and its Adviser.

DoubleLine Capital was founded in December 2009. Jeffrey E. Gundlach serves as the Chief Executive Officer and Chief Investment Officer of DoubleLine Capital.

DoubleLine Alternatives was founded in 2015. Jeffrey Sherman serves as the President of DoubleLine Alternatives.

Pursuant to an investment sub-advisory agreement, DoubleLine Alternatives has engaged DoubleLine Capital to serve as sub-adviser to the DoubleLine Colony Real Estate and Income Fund to manage the Fund’s investments in debt instruments.

As of June 30, 2020, DoubleLine Capital had approximately $137.4 billion of assets under management, and DoubleLine Alternatives had approximately $534.8 million of assets under management.

Portfolio Managers

The following individuals serve as portfolio managers and are together jointly and primarily responsible for the day-to-day management of the Funds’ portfolios as indicated below. In the case of DoubleLine Colony Real Estate and Income Fund, Mr. Sherman is primarily responsible for the day-to-day management of the portion of the Fund’s portfolio that provides exposure to real estate-related investments, and Mr. Gundlach and Mr. Sherman are together jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio that is invested in debt instruments. Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation, and the portfolio managers’ ownership of shares of the Fund(s) they manage. The performance information shown in the “Performance” section of each Fund Summary reflects the Fund’s performance of the portfolio management team that was in place during the periods shown. The composition of the portfolio management team, including individual portfolio managers, may change over time.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Jeffrey E. Gundlach

DoubleLine Total Return Bond Fund (since inception in April 2010)

DoubleLine Core Fixed Income Fund

(since inception in June 2010)

DoubleLine Multi-Asset Growth Fund

(since inception in December 2010)

DoubleLine Shiller Enhanced CAPE® (since inception in October 2013)

DoubleLine Flexible Income Fund

(since inception in April 2014)

DoubleLine Long Duration Total Return Bond Fund

(since inception in December 2014)

DoubleLine Global Bond Fund

(since inception in December 2015)

DoubleLine Shiller Enhanced International CAPE®

(since inception in

Mr. Gundlach is the founder and Chief Executive Officer (CEO) of DoubleLine Capital and is Chief Investment Officer (CIO) of DoubleLine Capital. Mr. Gundlach has been CEO and CIO of DoubleLine Capital since its inception in December 2009.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
December 2016) DoubleLine Colony Real Estate and Income Fund (since inception in December 2018) DoubleLine Low Duration Bond Fund (since July 2019)

Luz M. Padilla

DoubleLine Emerging

Markets Fixed Income Fund

(since inception in April 2010)

DoubleLine Low Duration Bond Fund (since inception in September 2011)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

(since inception in April 2014)

Ms. Padilla joined DoubleLine Capital in 2009 as the Director of the Emerging Markets Group and is its lead Portfolio Manager.

Jeffrey Lee	DoubleLine Ultra Short Bond Fund (since inception in June 2016)	Mr. Lee joined DoubleLine Capital’s Global Developed Credit Group in 2012 as a corporate credit analyst and was named a Portfolio Manager in 2016. Prior to joining DoubleLine Capital, he was at Trust Company of the West for 17 years, which included 5 years as a corporate credit analyst and 5 years as a Money Market trader. He also held roles as an Economic Analyst and Fund Accountant.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Samuel Garza	DoubleLine Multi-Asset Growth Fund (since inception in December 2010)	Mr. Garza has been a Portfolio Manager of DoubleLine Capital since its inception in December 2009.

Jeffrey J. Sherman

DoubleLine Multi-Asset Growth Fund

(since inception in December 2010)

DoubleLine Shiller Enhanced CAPE® (since inception in October 2013)

DoubleLine Strategic Commodity Fund
(since inception in May 2015)

DoubleLine Core Fixed Income Fund

(since September 2016)

DoubleLine Flexible Income Fund

(since September 2016)

DoubleLine Shiller Enhanced International CAPE®

(since inception in December 2016)

DoubleLine Colony Real Estate and Income Fund

(since inception in December 2018)

DoubleLine Low Duration Bond Fund

(since July 2019)

Mr. Sherman was named as DoubleLine Capital’s Deputy Chief Investment Officer in June 2016. He has been a Portfolio Manager of DoubleLine Capital since September 2010. He has been President of DoubleLine Alternatives since April 2015.

Robert Cohen	DoubleLine Floating Rate Fund (since inception in February 2013) DoubleLine Low	Mr. Cohen was named as DoubleLine’s Director of Global Developed Credit in September 2016. He has been a Portfolio Manager

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
	Duration Bond Fund (since September 2016)	of DoubleLine Capital since July 2012. Prior to DoubleLine Capital, he was a Senior Credit Analyst at West Gate Horizons Advisors (and its predecessor entity, ING Capital Advisors) since 2001.

Philip Kenney	DoubleLine Floating Rate Fund (since July 2018)	Mr. Kenney joined DoubleLine’s Global Developed Credit Group in 2013 and has been Director of Corporate Research since 2016. Prior to joining the firm, he worked at Crescent Capital as an investment analyst with a focus on high yield bonds and leveraged loans.

Mark W. Christensen	DoubleLine Low Duration Emerging Markets Fixed Income Fund (since inception in April 2014) DoubleLine Emerging Markets Fixed Income Fund (since December 2015)	Mr. Christensen joined DoubleLine in 2009 as a Portfolio Manager and Senior Credit Analyst.

Su Fei Koo	DoubleLine Low Duration Emerging Markets Fixed Income Fund (since inception in April 2014) DoubleLine Emerging Markets Fixed Income Fund (since December 2015)	Ms. Koo joined DoubleLine in 2009 as a Portfolio Manager and Senior Credit Analyst.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Vitaliy Liberman	DoubleLine Long Duration Total Return Bond Fund (since inception in December 2014)	Mr. Liberman joined DoubleLine in 2009. He is the lead Portfolio Manager overseeing the Agency mortgage team. Mr. Liberman is a permanent member of the Fixed Income Asset Allocation Committee. He is a CFA charterholder.

Damien Contes	DoubleLine Infrastructure Income Fund (since inception in April 2016)	Mr. Contes is a Global Infrastructure Investments portfolio manager. He joined DoubleLine Capital in 2013 as a member of the International Fixed Income group focusing on transportation and energy sectors. Prior to joining DoubleLine Capital, he was a member of the investment team at ICE Canyon, LLC for six years.

Andrew Hsu	DoubleLine Infrastructure Income Fund (since inception in April 2016) DoubleLine Total Return Bond Fund (since July 2019) DoubleLine Income Fund (since inception in September 2019)	Mr. Hsu joined DoubleLine in 2009. He is a Portfolio Manager and heads the Global Infrastructure and Asset-Backed Securities (ABS) group. He is a permanent member of the Fixed Income Asset Allocation and Structured Products Committees.

William Campbell	DoubleLine Global Bond Fund (since July 2016)	Mr. Campbell joined DoubleLine in 2013 as an Emerging Markets sovereign analyst. He

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

covers Developed Markets, Central & Eastern Europe, Middle East and Africa (CEEMEA), and China.

Prior to joining DoubleLine, Mr. Campbell worked for Peridiem Global Investors as a Global Fixed Income Research Analyst and Portfolio Manager beginning in March 2011. Mr. Campbell received his BS in Business Economics and International Business, as well as his BA in English, from Pennsylvania State University. He received his MA in Mathematics, with a focus on Mathematical Finance, from Boston University.

Valerie Ho	DoubleLine Global Bond Fund (since July 2016)	Ms. Ho joined DoubleLine in 2009 as an Emerging Markets sovereign analyst. She covers Latin America and Emerging Asia excluding China. She holds a BS in Mathematics/ Economics, and a Specialization in Computer Programming from University of California at Los Angeles. She is a CFA charterholder.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Monica Erickson	DoubleLine Ultra Short Bond Fund (since September 2016)	Ms. Erickson joined DoubleLine’s Global Developed Credit Group in 2009. She is a portfolio manager and also serves as a senior credit analyst within the group. She also participates on the Fixed Income Asset Allocation committee.

Samuel Lau	DoubleLine Strategic Commodity Fund (since July 2018)	Mr. Lau joined DoubleLine in 2009. He works in portfolio management and trading for derivatives-based and multi-asset strategies.

Jeffrey Mayberry	DoubleLine Strategic Commodity Fund (since July 2018)	Mr. Mayberry works in portfolio management and trading for derivatives-based and multi-asset strategies. He joined DoubleLine in 2009 where he oversaw portfolio analytics, risk management and the development of portfolio management systems. He moved to his current role on the Macro-Asset Allocation team in 2014.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Morris Chen	DoubleLine Income Fund (since inception in September 2019)	Mr. Chen joined DoubleLine in 2009. He is a Portfolio Manager and heads the Commercial Mortgage-Backed Securities (CMBS) and Commercial Real Estate (CRE) Debt group. He is a permanent member of the Fixed Income Asset Allocation and Structured Products Committees.

Ken Shinoda	DoubleLine Income Fund (since inception in September 2019) DoubleLine Total Return Bond Fund (since July 2020)	Mr. Shinoda joined DoubleLine in 2009. He is the Chairman of the Structured Products Committee and a Portfolio Manager overseeing the Non-Agency Residential Mortgage-Backed Securities (RMBS) group. He is a permanent member of the Fixed Income Asset Allocation Committee. He is a CFA charterholder.

Advisory and Sub-Advisory Agreements

The Trust and DoubleLine Capital have entered into an Investment Advisory and Management Agreement in respect of each Fund other than the DoubleLine Strategic Commodity Fund and DoubleLine Colony Real Estate and Income Fund, and the Trust and DoubleLine Alternatives have entered into an Investment Advisory and Management Agreement in respect of the DoubleLine Strategic Commodity Fund and DoubleLine Colony Real Estate and Income Fund (collectively, the “Advisory Agreements”), under the terms of which the Funds have employed the Advisers to manage the investment of the assets of the Funds, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to the oversight of the Board of Trustees.

Under the Advisory Agreements, the Funds pay to the Advisers as compensation for the services rendered, facilities furnished, and expenses incurred by them, fees at the following annual rates:

Fund	Contractual Annual Management Fee Rate (As a Percentage of the Fund’s Average Daily Net Asset Value)	Actual Management Fee Paid for the Fiscal Year Ended March 31, 2020 (As a Percentage of the Fund’s Average Daily Net Asset Value)
DoubleLine Total Return Bond Fund	0.40%	0.40%[1,6]
DoubleLine Core Fixed Income Fund	0.40%	0.34%[1]
DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.75%
DoubleLine Low Duration Bond Fund	0.35%	0.35%[1],6
DoubleLine Floating Rate Fund	0.50%	0.50%
DoubleLine Flexible Income Fund	0.62%	0.58%[1]
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.46%
DoubleLine Long Duration Total Return Bond Fund	0.35%	0.47%[3]
DoubleLine Global Bond Fund	0.50%	0.50%
DoubleLine Ultra Short Bond Fund	0.15%	0.15%
DoubleLine Infrastructure Income Fund	0.50%	0.50%
DoubleLine Income Fund	0.50%	0.01%[4]

Fund	Contractual Annual Management Fee Rate (As a Percentage of the Fund’s Average Daily Net Asset Value)	Actual Management Fee Paid for the Fiscal Year Ended March 31, 2020 (As a Percentage of the Fund’s Average Daily Net Asset Value)
DoubleLine Multi-Asset Growth Fund	0.95%	0.80%[1,2]
DoubleLine Strategic Commodity Fund	0.90%	0.90%[5]
DoubleLine Shiller Enhanced CAPE®	0.45%	0.44%[1]
DoubleLine Shiller Enhanced International CAPE®	0.50%	0.32%[1]
DoubleLine Colony Real Estate and Income Fund	0.45%	0.22%[1]

[1]	Includes advisory fee waivers made with respect to investments in other investment vehicles sponsored by an Adviser and not subject to recoupment.

[2]	Includes amounts recouped by the Adviser pursuant to a prior expense limitation agreement.

[3]	Prior to April 30, 2020, the contractual annual management fee rate for DoubleLine Long Duration Total Return Bond Fund was 0.50%.

[4]	Information shown for the period from the Fund’s inception on September 3, 2019 through the fiscal period ended March 31, 2020.

[5]	In addition, the Adviser recouped 0.01% of advisory fees waived during a prior period pursuant to the terms of the expense limitation agreement between the Adviser and the Fund.

[6]	Includes amount waived by the Adviser that is less than 0.01%.

The Advisers have agreed to waive their investment advisory fees and to reimburse other ordinary operating expenses of each Fund listed below, as applicable, to the extent necessary to limit the ordinary operating expenses of each class of the Fund’s shares to an amount not to exceed the following annual rates (based on each share class’s average daily net assets):

Fund	Class A	Class C	Class I	Class N
DoubleLine Emerging Markets Fixed Income Fund	N/A	N/A	0.95%	1.20%
DoubleLine Low Duration Bond Fund	N/A	N/A	0.47%	0.72%
DoubleLine Floating Rate Fund	N/A	N/A	0.75%	1.00%
DoubleLine Flexible Income Fund	N/A	N/A	0.82%	1.07%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	N/A	N/A	0.59%	0.84%
DoubleLine Long Duration Total Return Bond Fund	N/A	N/A	0.50%	0.75%
DoubleLine Global Bond Fund	N/A	N/A	0.70%	0.95%
DoubleLine Ultra Short Bond Fund	N/A	N/A	0.30%	0.55%
DoubleLine Infrastructure Income Fund	N/A	N/A	0.65%	0.90%
DoubleLine Income Fund	N/A	N/A	0.65%	0.90%
DoubleLine Multi-Asset Growth Fund	1.40%	2.15%	1.15%	1.40%
DoubleLine Strategic Commodity Fund	N/A	N/A	1.10%	1.35%
DoubleLine Shiller Enhanced CAPE®	N/A	N/A	0.65%	0.90%
DoubleLine Shiller Enhanced International CAPE®	N/A	N/A	0.65%	0.90%
DoubleLine Colony Real Estate and Income Fund	N/A	N/A	0.65%	0.90%

Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described in the table above will apply until at least July 31, 2021, except for DoubleLine Income Fund’s expense limitation, which will apply until at least September 2, 2021, and each may only be terminated sooner by vote of a Fund’s Board of Trustees at any time.

Fees waived or expenses reimbursed by an Adviser may be recouped from a Fund in the three fiscal years following the fiscal year in which the fees were waived or expenses reimbursed. Any such recoupment is subject to the review of the Fund’s Board of Trustees and may not cause a Fund’s ordinary operating expenses to exceed the Fund’s expense limitation that was in place when the fees were waived or expenses reimbursed. Additionally, an Adviser would generally seek recoupment only in accordance with the terms of any expense limitation of a Fund that is in place at the time of recoupment. Further information about fees recouped and fees subject to potential recoupment may be found in the SAI.

When a Fund invests in other DoubleLine funds, the Fund’s Adviser will waive its advisory fees in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreements with respect to the Funds, except for the DoubleLine Income Fund, is contained in the Funds’ annual report to shareholders for the period ended March 31, 2020. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to the DoubleLine Income Fund is contained in the Fund’s report to shareholders for the period ended September 30, 2019.

The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisers, or reckless disregard of its obligations and duties under the Advisory Agreements, the Advisers, including their officers, directors, and partners, shall not be subject to any liability to the Trust or any Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreements.

Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”), DoubleLine Alternatives has engaged DoubleLine Capital to serve as sub-adviser to the DoubleLine Colony Real Estate and Income Fund to manage the Fund’s investments in debt instruments. DoubleLine Capital is not compensated directly by the Fund, but is paid by DoubleLine Alternatives. DoubleLine Alternatives pays a monthly fee to DoubleLine Capital, calculated at the annual rate (as a percentage of the Fund’s average daily NAV) of 0.225%.

The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of DoubleLine Capital, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement, DoubleLine Capital, including its officers, directors, and partners, shall not be subject to any liability to DoubleLine Alternatives, the Trust or the DoubleLine Colony Real Estate and Income Fund, or to any shareholder, officer, director, partner, or Trustee of any of the foregoing, for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement with respect to the DoubleLine Colony Real Estate and Income Fund is contained in the Fund’s report to shareholders for the period ending March 31, 2020.

DoubleLine Alternatives has entered into a license agreement with the Morgan Stanley Index Sponsor that permits, among other things, the Adviser to use the Morgan Stanley Index in managing the DoubleLine Strategic Commodity Fund’s portfolio and to enter into derivative transactions tied or related to the Morgan Stanley Index. Pursuant to the license agreement, the Adviser (and not the Fund) has agreed to pay the Morgan Stanley Index Sponsor a license fee based on the Fund’s average daily net assets.

Additional Information

The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds’ investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds.

Shareholders are not parties to any such contractual arrangements and are not intended third party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and the Funds’ contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This Prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Funds that you should consider carefully in determining whether to purchase shares of a Fund. Neither this Prospectus, the SAI, nor the Funds’ registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Share Class Features

Types of Shares Available

All of the Funds offered in this Prospectus, except the DoubleLine Multi-Asset Growth Fund, currently offer Class I and Class N shares. The DoubleLine Multi-Asset Growth Fund offers Class A, Class C, Class I, and Class N shares (Class A and Class C shares are subject to the sales loads described below). DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Flexible Income Fund, and DoubleLine Shiller Enhanced CAPE® offer Class R6 shares in a separate prospectus (the “R6 Prospectus”). Expenses vary among the classes. You should consider carefully and consult your financial intermediary regarding which of these share classes you may be eligible to purchase. Class I shares are available directly from each Fund or through certain financial intermediaries, without the payment of any sales load. Class N shares are available directly from each Fund or through certain financial intermediaries, without the payment of any sales load. For more information regarding Class R6 shares, consult the R6 Prospectus.

Class A and Class C shares of the DoubleLine Multi-Asset Growth Fund are available through financial intermediaries and are subject to a sales load (payable at the time of purchase and, in some instances, at the time of redemption for Class A shares or at the time of redemption for Class C shares). A Fund, at its discretion, reserves the right to waive sales loads, if applicable, for trades made for the personal accounts of certain financial intermediaries, such as broker-dealers and registered investment advisers. The information provided in this section regarding sales loads and programs to reduce the sales load you may pay in connection with the purchase of Class A and Class C shares of the DoubleLine Multi-Asset Growth Fund can also be found, free of charge, on the Fund’s website at www.doublelinefunds.com. Class A shares of the DoubleLine Multi-Asset Growth Fund are also available directly from the Fund, and the initial sales load is waived for shares purchased for accounts held directly with the Fund that do not have a financial intermediary of record.

You should consider carefully, and ask your financial intermediary about, the amount of any sales load or 12b-1 fee that will apply to your investment in a Fund and whether you would pay a lower sales load or 12b-1 fee if you were to purchase shares of another share class or if you were to purchase shares of the Fund directly from the Fund or through a different platform or intermediary.

Expenses

There are two types of expenses related to mutual funds: expenses you pay directly (called a sales load) and expenses that are deducted from fund assets.

Expenses You Pay Directly. There is a one-time charge that you may pay upon either purchase or redemption of Class A or Class C shares. At purchase it is called an “initial sales load,” at redemption, a “deferred sales load.” These charges provide compensation to a Fund’s distributor, in connection with the sale of the Fund’s shares to you. Only Class A and Class C shares offered by the DoubleLine Multi-Asset Growth Fund are subject to sales loads.

Expenses You Pay Through the Fund. The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, distribution (“Rule 12b-1 fees”) and shareholder servicing, custody, auditing, administrative and transfer agency expenses, and fees and expenses of Trustees.

Choosing a Share Class

The different share classes have different expense structures and eligibility requirements. You should choose the cost structure that best meets your needs and for which you are eligible. All of the Funds offer Class I shares and Class N shares, both of which are sold without sales loads. You will have higher ongoing operating expenses if you purchase Class N shares than you would if you purchased Class I shares. However, Class I shares require a substantially higher initial investment.

The DoubleLine Multi-Asset Growth Fund also offers Class A shares and Class C shares. When you buy Class A shares, the initial sales load is deducted from the amount you invest, unless you qualify for an initial sales load waiver (which could make you subject to a contingent deferred sales load in some cases). This means that less money will be invested in the Fund immediately. Class C shares do not have initial sales loads, but you may pay a contingent deferred sales load if you sell your shares, and you will have higher ongoing operating expenses than you would if you purchased Class A shares.

You should consider that all or a portion of the sales load applicable to Class A or Class C shares or the Rule 12b-1 fees relating to your investment in Class A, Class C, or Class N shares may serve as compensation to your financial intermediary for services it provides.

Please see the eligibility requirements for each share class below.

The chart below summarizes the features of the different share classes. If you purchase shares through a financial intermediary, your financial intermediary may charge a commission for effecting the transaction or charge you other fees.

This chart is only a general summary, and you should read the description of the fees and expenses of each share class below and in the Fund Summaries in this Prospectus. You should also consider the effects of any available sales load waivers.

	Minimum Initial Investment:		Subsequent Investment:	Initial Sales Charge (Load)	Maximum Contingent Deferred Sales Load	Annual 12b-1 Fee
	Regular Accounts	IRAs/ HSAs	All Accounts and Automatic Investment Plans
Class A Shares	$2,000	$500	$100	4.25%[1]	0.75%[2]	0.25%
Class C Shares	$2,000	$500	$100	None	1.00%[3]	1.00%
Class I Shares	$100,000	$5,000	$100	None	None	None
Class N Shares	$2,000	$500	$100	None	None	0.25%

[1]	As discussed below, the initial sales load with respect to Class A shares may be waived in certain circumstances.

[2]

A contingent deferred sales load of up to 0.75% applies only to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase. The contingent deferred sales load may not be applicable. See “— Purchases at Net Asset Value” below.

[3]	A contingent deferred sales load of 1.00% applies to the Class C shares sold within 12 months of purchase.

The Trust may suspend the offering of a Fund’s shares for any period of time.

Class I Shares (All Funds)

If you meet the initial $100,000 investment minimum for regular accounts or $5,000 for IRA/HSA accounts, you may purchase Class I shares at their current NAV directly from each Fund by contacting the Funds’ transfer agent, or from financial intermediaries that make shares of the Funds available to their customers. Class I shares are not subject to a sales charge or to any 12b-1 fees.

Class N Shares (All Funds)

You may purchase Class N shares of a Fund at their current NAV directly from each Fund or through certain financial intermediaries, such as a bank, trust company, broker-dealer, or other financial organization, that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services and that have made special arrangements with the Funds’ distributor to offer Class N shares to their clients. Class N shares are not subject to a sales charge. Class N shares are subject to a 12b-1 fee of 0.25%.

Class A Shares (DoubleLine Multi-Asset Growth Fund only)

You may purchase Class A shares of the DoubleLine Multi-Asset Growth Fund through a financial intermediary that has an arrangement with the Funds’ distributor. When you buy Class A shares through a financial intermediary, you may pay an initial sales load at the time of your investment, which is included in the offering price. This load is deducted from the amount you invest, and the remainder of your purchase price is used to buy shares in the Fund. The initial sales load varies depending upon the size of your purchase, as set forth below. You may qualify for a reduction of the initial sales load based on the amount you invest, or you may be eligible to have the initial sales load waived under certain circumstances. Please see the table and information below for details. Shares purchased pursuant to the Fund’s dividend reinvestment program are not subject to a sales load. Class A shares of the DoubleLine Multi-Asset Growth Fund are also available directly from the Fund, and the initial sales load is waived for shares purchased for accounts held directly with the Fund that do not have a financial intermediary of record. For additional information about sales loads and sales load reductions and waivers, please see the information provided below, or consult with your financial advisor. It is the responsibility of your financial intermediary to ensure that you obtain the proper sales charge. In addition, Class A shares are subject to a Rule 12b-1 fee of 0.25%.

Amount of Purchase Payment	Sales Load as a % of Offering Price	Sales Load as a % of Net Amount Invested	Commission as a % of Offering Price[2]
Less than $50,000	4.25%	4.44%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.50%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 but less than $3,000,000	None [1]	None [1]	0.75%
$3,000,000 but less than $10,000,000	None [1]	None [1]	0.50%
$10,000,000 or more	None [1]	None [1]	0.25%

[1]

If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a contingent deferred sales load of up to 0.75% of the value of the Class A shares when they were purchased, except as described below under “— Purchases at Net Asset Value”. Your actual contingent deferred sales load will equal the commission paid in connection with the purchase of the shares redeemed (for example, if you purchase $3,000,000 of Class A shares and redeem them within 18 months of their purchase, you will pay a contingent deferred sales load equal to 0.50% of the value of the shares when they were purchased).

[2]	Based on the amount of the purchase payment.

Purchases at Net Asset Value. Class A shares may be purchased without the imposition of any sales loads by (1) investment advisory clients of the Advisers; (2) current or former Trustees and their family members; (3) trustees or custodians of any employee benefit plan or employer-sponsored retirement plan, IRA, health savings account (“HSA”), Keogh plan, trust or similar arrangement established for the benefit of an employee or officer of the Advisers and any of their affiliates; (4) any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity; (5) certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers and their investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts, and other managed agency/asset allocation accounts; (6) employees and officers of the Adviser or Trust and their respective family members; (7) any of an Adviser’s affiliates (including, among others, other DoubleLine Funds), their employees and their employees’ family members; (8) investors who invest through investment programs, employee benefit or retirement plans, self-directed accounts, or other investment platforms with distribution arrangements (contractual or otherwise) with the Fund’s distributor permitting the purchase of Class A shares at net asset value; (9) accounts held directly with the Fund that do not have a financial intermediary of record; and (10) participants in platforms or programs to which an Adviser provides asset allocation investment advice, including non-discretionary investment advice. A person’s family members include a person’s spouse or life partner and other members of the person’s immediate family, including step and adoptive relationships. If you purchase shares of a Fund through a financial intermediary, your ability to purchase Class A shares at net asset value in accordance with one or more of the conditions noted above (or at a reduced sales charge as described in this Section) also will be subject to the policies and procedures of that intermediary. Neither the Funds nor the Advisers control the implementation of any financial intermediary’s policies.

Sales Load Discount Programs. An employee benefit plan or employer-sponsored retirement plan is eligible to purchase Class A shares without a sales load if its plan administrator or dealer of record has entered into an agreement to that effect with an Adviser or the Fund’s distributor.

You may qualify for a reduced initial sales load through the rights of accumulation program and through investment by a letter of intent.

Rights of Accumulation. To reduce your initial sales load on Class A shares, you may combine subsequent Class A share purchases with your current Class A share holdings. You may also include shares held by your spouse and minor children. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, based on the Fund’s public offering price, of all of the other Class A shares you own. Simply notify the financial intermediary through whom you purchase your shares that your purchase will qualify for a reduction in the initial sales load and provide the names and account numbers of the family members whose holdings are to be included. You should work with your financial intermediary to ensure that your financial intermediary has all the information necessary to ensure that you obtain the proper sales charge.

Investment by Letter of Intent. An investor who intends to invest over a 13-month period at least $50,000, the minimum amount required to reduce the initial sales load applicable to a purchase of Class A shares of the Fund, may do so pursuant to a letter of intent. The initial sales load for each purchase pursuant to the letter of intent will be at the reduced rate that would apply if the full investment to be made over the 13-month period were made at one time. Any shares purchased within 90 calendar days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. You can include purchases by your spouse and minor children in order to obtain the sales load discount. However, you cannot include shares that were not or are not subject to a sales load, such as shares purchased through the reinvestment of dividends and distributions. Also, shares purchased or held through an employee benefit plan or employer-sponsored retirement plan are not eligible for purposes of determining whether an investor has qualified for a reduced initial sales load through the use of a letter of intent.

In order to obtain the sales load discount, you should inform your financial intermediary at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for purposes of calculating the initial sales load. The Fund or your financial intermediary may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial intermediary. Restrictions may apply to certain accounts and transactions.

Completion of a letter of intent does not bind a shareholder to buy the entire intended investment amount. However, the Fund’s transfer agent will escrow shares valued at 4.25% of the total intended investment amount to ensure payment of the appropriate initial sales loads if the intended purchases are not made.

Class C Shares (DoubleLine Multi-Asset Growth Fund Only)

You may purchase Class C shares of the DoubleLine Multi-Asset Growth Fund through a financial intermediary that has an arrangement with the Fund’s distributor. The sales load on Class C shares is deferred and will be charged if you redeem shares within twelve months of purchase. The contingent deferred sales load is 1.00% of the purchase price of the shares. When you purchase Class C shares of the Fund, the full amount of your investment is invested in the Fund.

Class C shares are subject to a 12b-1 fee (1.00%), which is greater than the Rule 12b-1 fee associated with Class A shares (0.25%). This means that you could pay more in Rule 12b-1 fees over time than the initial or contingent deferred sales loads you would have paid if you had purchased Class A shares.

The Fund’s distributor may pay your financial intermediary a commission of up to 1.00% of the value of the Class C shares of the Fund that you purchase.

It may be possible for investors who invest through investment programs, employee benefit or retirement plans, or other investment platforms with distribution arrangements with the Fund’s distributor to purchase Class C shares that are not subject to a contingent deferred sales load. If you purchase shares of a Fund through a financial intermediary, your ability to purchase Class C shares without a contingent deferred sales load may be subject to the policies and procedures of such financial intermediary. Neither the Funds nor the Advisers control the implementation of any financial intermediary’s policies.

Information About Contingent Deferred Sales Loads

When you place an order to sell Class C shares (and, in some instances, Class A shares), any contingent deferred sales load will be deducted from the proceeds of the sale or additional shares will be redeemed to cover the contingent deferred sales load for a period of twelve months (eighteen months, in the case of certain purchases of Class A shares) after the purchase of those shares. The contingent deferred sales load is imposed on the original purchase price of the shares. Shares purchased pursuant to the Fund’s dividend reinvestment program are not subject to a sales load.

When you sell Class C shares, shares are generally redeemed in a manner designed to result in the least amount of contingent deferred sales load possible. Shares acquired through the reinvestment of dividends or capital gains distributions, which are not subject to a contingent deferred sales load, would be redeemed first. Shares you have owned the longest would be redeemed next because they may not be subject to a sales load. For tax purposes, the amount of any contingent deferred sales load will reduce the capital gain you realize upon the sale of your shares, or increase your capital loss, as the case may be.

No contingent deferred sales load will be paid on an exchange of shares for shares of the same class of another Fund (if available) within the Trust;

however, the shares you receive in connection with an exchange will continue to be subject to a contingent deferred sales load. The load may be waived for a total or partial redemption within a year of the death or disability of the shareholder or to satisfy a mandatory minimum distribution from an IRA account upon turning 72. If you are making an automatic withdrawal of proceeds of Class C shares, no contingent deferred sales load will be imposed, so long as you do not withdraw annually more than 12% of the account value as of the time when you set up the account plan.

How to Buy Shares

General Information

Each Fund offers more than one class of shares. Shares of each class of a Fund represent an equal pro rata interest in that share class of the Fund.

Class I shares are offered at their current NAV. If you meet the initial $100,000 investment minimum for regular accounts or $5,000 for IRA/HSA accounts, you may purchase Class I shares directly from a Fund by contacting the Fund’s transfer agent, or from financial intermediaries that make shares of the Fund available to their customers.

You may purchase Class N shares of a Fund at their current NAV directly from a Fund or through certain financial intermediaries, such as a bank, trust company, broker-dealer, or other financial organization, that charge an advisory fee, management fee, consulting fee, a fee in lieu of brokerage commissions or other similar fee for their services and that have made special arrangements with a Fund’s distributor to offer Class N shares to their clients.

You pay no sales charge to invest in Class I or Class N shares of a Fund. The price you pay for a Fund’s shares is the Class’s NAV per share, plus any applicable sales load.

You may purchase Class A and Class C shares of the DoubleLine Multi-Asset Growth Fund through financial intermediaries having an arrangement with the Funds’ distributor. If you do not have a financial intermediary, the Fund’s distributor can provide you with a list of firms through which you may purchase Class A and Class C shares. Your financial intermediary is responsible for forwarding all of the necessary documentation to the Fund, and may charge you separately for its services. The purchase, redemption and exchange policies and fees charged by such financial intermediaries may differ from those that would apply to transactions effected through the Fund’s transfer agent. For instance, financial intermediaries may charge transaction fees in addition to any fees charged by the Fund, and may set different minimums or limitations on buying, exchanging, or redeeming shares. Please consult a representative of your financial intermediary for further information. Class A shares of the DoubleLine Multi-Asset Growth Fund are also available directly from the Fund, and the initial sales load is waived for shares purchased for accounts held directly with the Fund that do not have a financial intermediary of record.

Your order to purchase shares will be priced based on the next NAV calculated after your order is received in good order by the Fund or an authorized financial intermediary. A purchase order is not in good order if the Fund does not, for example, receive all required documentation and information. In order for you to receive a Fund’s share price next calculated, the Fund, the Fund’s transfer agent, or an authorized financial intermediary must receive your order in good order. In the case of a request furnished to an authorized financial intermediary, the Fund’s processing of your redemption request may be adversely affected if the request is not subsequently communicated by your financial intermediary timely and properly to the Fund; your financial intermediary is responsible for ensuring that your request is received by the Fund timely and in good order. Because financial intermediaries’ processing times and arrangements with the Funds may vary, please ask your financial intermediary or plan administrator, if any, when your account will be credited. A Fund may at its discretion reject any purchase order for Fund shares.

Distribution and Rule 12b-1 Fees

(Class A, Class C, and Class N Shares Only); Other Distribution-Related Payments to Financial Intermediaries

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to its Class N shares and, in the case of the DoubleLine Multi-Asset Growth Fund, with respect to its Class A and Class C shares. A Fund makes payments under its Plan to the Fund’s distributor to compensate it for services provided and expenses incurred by it to promote the sale of the relevant class of shares, reduce redemptions of those shares, and maintain or improve services provided to shareholders of that class of shares by financial intermediaries. The Plan is a compensation plan that provides for payments at an annual rate (based on average daily net assets) of 0.25% for Class A shares, 1.00% for Class C shares, and 0.25%

for Class N shares. (At least 0.25% of the amount paid under the Plan in respect of Class C shares of the DoubleLine Multi-Asset Growth Fund is intended to provide compensation for shareholder servicing.) Because a Fund’s Rule 12b-1 fees attributable to Class A, Class C, and Class N shares are paid out of a Fund’s Class A, Class C, and Class N assets, respectively, on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. For example, the higher Rule 12b-1 fees for Class C shares of the DoubleLine Multi-Asset Growth Fund may cost you more over time than paying the initial sales load for Class A shares. All shareholders of Class A, Class C, or Class N shares share in the expense of Rule 12b-1 fees paid from the assets attributable to that Class; however, because these shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan applicable to their class of shares. A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.

An Adviser, at its own expense and out of its own assets, also may provide other compensation to financial intermediaries in connection with sales of a Fund’s shares. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; business building programs and seminars or informational meetings for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events, including support in respect of marketing materials. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of Fund shares. Dealers may not use sales of a Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

The amount of payments made to different financial intermediaries may not be the same. These payments may provide incentives for such financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such financial intermediaries, their employees and their customers than would be the case if no payments were made. Such access advantages include, but are not limited to, placement of the Funds on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”);

access to the financial intermediary’s registered representatives; and/or the ability to assist in training and educating the financial intermediary’s registered representatives.

Although the amount of such payments may be more or less, payments made by an Adviser from its own assets to a financial intermediary for the sale of a Fund’s shares where the financial intermediary is compensated based on its customers’ assets are generally made at an annual rate that ranges between 0.05% and 0.15% of the intermediary’s customers’ assets invested in the Funds. The Advisers may have arrangements on other bases with certain intermediaries. See the section entitled “Payments by the Advisers” in the Funds’ SAI.

If payments to financial intermediaries in respect of a particular mutual fund complex exceed payments made by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm in respect of shares of the Funds and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Index Sponsor Arrangements

DoubleLine Alternatives, the DoubleLine Strategic Commodity Fund and its distributor may make payments to affiliates of the Morgan Stanley Index Sponsor in connection with the distribution and sale of the Fund’s shares and/or the provision of services to certain shareholders of the Fund. The amounts of these payments, together with the payments by the Adviser to the Morgan Stanley Index Provider, will provide a financial incentive for the Morgan Stanley Index Sponsor and, separately, its affiliates to sell or promote the sale of shares of the Fund.

Payments to Financial Intermediaries for Shareholder Services

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including shares of a DoubleLine Fund, and/or provide certain administrative, recordkeeping, and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, registered broker-dealers, financial planners or advisors, retirement plan service providers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The compensation paid to a financial intermediary by a Fund’s distributor, Adviser, or a Fund in respect of these services is typically paid periodically over time, during the period when the financial intermediary’s clients hold investments in a Fund. The amount of continuing compensation paid to different financial intermediaries for distribution and/ or shareholder services varies. In most cases, the compensation is a percentage of the value of the financial intermediary’s clients’ investments in the Funds. Variations in compensation may, but will not necessarily, reflect enhanced or additional services provided by the financial intermediary. The Funds reimburse the distributor or other related parties for certain types of payments made to financial intermediaries, and in many cases make payments directly to financial intermediaries, that provide certain administrative, recordkeeping, and account maintenance services. The amount of the payments made by a Fund is reviewed by the Trustees periodically.

Calculation of NAV

The NAV of each class of a Fund, except as noted below, is typically calculated as of the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) each day the NYSE opens for regular trading, and the Funds are not available for purchase or redemption on holidays when the NYSE is scheduled to be closed. Each Fund’s assets are normally valued as of this time for the purpose of computing a Fund’s NAV. The time as of which shares are priced and the time until which purchase and redemption orders are accepted for processing at the NAV calculated that day may be changed by a Fund in its discretion as permitted by applicable law or the SEC. In calculating its NAV, a Fund generally will not consider information that becomes available after the time as of which the Fund calculates its NAV, such as securities transactions that occur after that time.

The Funds value their portfolio securities for purposes of calculating their NAVs using procedures approved by the Funds’ Board of Trustees. Those procedures allow for a variety of methodologies to be used to value a Fund’s securities. The specific methodologies used for a particular security may vary based on the market data available for a specific security at the time a Fund calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies a Fund may use to value a security and they may not represent the means by which a Fund’s investments are valued on any particular business day.

A share class’s NAV is determined by adding the values of a Fund’s securities, cash and other assets attributable to that class, subtracting all of a Fund’s expenses and liabilities attributable to that class, and then dividing by the total number of shares outstanding for that class of the Fund. A Fund’s investments for which market quotations are readily available are valued based on market value.

Equity securities are typically valued at the official close or the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day at the mean between the closing bid and asked prices.

Securities traded on Nasdaq are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the mean between the closing bid and asked prices.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Prices obtained from independent pricing services use various inputs, including, but not limited to, information provided by broker-dealers; pricing formulas, such as dividend discount models; option valuation formulas; estimates of market values obtained from yield data relating to investments or securities with similar characteristics; and discounted cash flow models that might be applicable. A Fund will generally value over-the-counter (OTC) derivatives on the basis of valuations obtained from counterparties, published index closing levels or evaluated prices supplied by independent pricing services, some or all of which may be based on market data from trading on exchanges that closed significantly before the time as of which a Fund calculates its net asset value. Forward foreign currency contracts are generally valued based on rates provided by independent data providers. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange on which they principally trade. A Fund does not normally take into account trading, clearances or settlements that take place after the close of the principal exchange or market on which such securities are traded. A Fund will generally value its investments in other investment companies and private funds, such as hedge funds, at their reported NAVs, to the extent available.

The Funds may hold investment positions in sizes smaller than institutionally-sized round lot positions (sometimes referred to as ‘odd lots’). Pricing services generally provide evaluations on the basis of institutionally-sized round lots. The Funds do not generally apply (and have not historically applied) discounts to pricing service evaluations of securities when they hold and value odd lot positions. If a Fund sells a position in an odd-lot transaction, the sale price may be less than the value at which the position has been held by the Fund.

Investments denominated in currencies other than the U.S. dollar are valued in U.S. dollars using exchange rates obtained from independent data providers, generally as of the time the Fund calculates its NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the values of currencies in relation to the U.S. dollar.

If market quotations are unavailable or deemed unreliable for a security or if a security’s value may have been significantly affected by events occurring after the close of a securities market on which the security principally trades but before a Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, attempt to assign a value to the security. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While a Fund’s use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, a Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. Fair valuation may require subjective determinations about the value of a security. While a Fund’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values used by a Fund accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

The valuations of securities that trade principally on a foreign market that closes before the time as of which a Fund calculates its NAV will generally be based on quotations or other information as of that earlier closing time. If significant events occur after that earlier closing time but before the time as of which the Fund calculates its NAV, the Fund may fair value those securities in accordance with the Fund’s valuation policies. Foreign markets may be closed on days when a Fund prices its shares (e.g., on non-U.S. holidays), and foreign markets may be open on weekends and other days when the Fund does not price its shares. The value of such assets or the Fund’s shares may change significantly on days when the Fund’s shares are not able to be purchased, redeemed or exchanged.

The current NAV per share of DoubleLine Strategic Commodity Fund and of DoubleLine Colony Real Estate and Income Fund are available on the Funds’ website at www.doublelinefunds.com.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires that investment companies such as the Trust obtain, verify, and record information that identifies each person who opens an account. What this means for you is that you may be asked to provide your name, address, date of birth, taxpayer identification number and permanent street address. If your account is in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted (though an APO or FPO box number can be used by active duty military personnel). You may be asked to provide your driver’s license or other identification documents, and a Fund may consult third-party databases to help verify your identity.

The Funds will generally reject a new account application if you do not provide the required identifying information. The relevant Fund will attempt to collect any missing information required on the application by contacting you, or if applicable, your financial intermediary. If a Fund is unable to obtain this information within a timeframe established by the transfer agent in its sole discretion (for example, 72 hours), which may change from time to time, your application will be rejected. With respect to opened accounts, the Funds reserve the right to close your account at the then-current day’s NAV and remit proceeds to you via check if it is unable to verify your identity. The Funds will attempt to verify your identity within a timeframe established at its sole discretion (for example, 96 hours), which may change from time to time. If you are purchasing shares of the Funds through a financial intermediary, check with the financial intermediary for details concerning these requirements.

Minimum Investments for Shares

The minimum investment requirements for initial and subsequent investment in shares of the Funds are as follows:

	Minimum Initial Investment:		Subsequent Investment:
	Regular Accounts	IRAs/ HSAs	All Accounts and Automatic Investment Plans
Class A Shares	$2,000	$500	$100
Class C Shares	$2,000	$500	$100
Class I Shares	$100,000	$5,000	$100
Class N Shares	$2,000	$500	$100

The minimum initial and subsequent investment amounts may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The minimum initial and subsequent purchase amounts may be reduced or waived by the Funds’ distributor, the Funds’ Adviser, or the Fund for specific investors or types of investors, including, without limitation, employee benefit plans, retirement plans, a financial intermediary authorized to sell shares of the Funds, employees of the Adviser and their family members, the Adviser’s affiliates or related parties, employees of the Adviser’s affiliates or related parties and their family members; investment advisory clients of the Adviser; and current or former Trustees of the Trust and their family members. A person’s family members include a person’s spouse or life partner and other members of the person’s immediate family, including step and adoptive relationships. Certain intermediaries also may have investment minimums, which may differ from the Funds’ minimums, and may be waived at the intermediaries’ discretion. Each Fund reserves the right to change the minimum investment amounts without prior notice.

If your non-retirement account in a Fund falls below the minimum investment necessary to open the particular type of account as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

New Account Application

If you are making your initial investment in a Fund and need a New Account Application or need help completing the New Account Application, please contact the transfer agent at 877-DLine11 (877-354-6311) or speak with your representative at your financial intermediary.

Purchase by Mail

You may purchase shares by sending a check made payable to “DoubleLine Funds”, together with a completed New Account Application in the case of an initial investment, to:

Via Regular Mail

DoubleLine Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

DoubleLine Funds

c/o U.S. Bank Global Fund Services

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

Subsequent investments should be accompanied by the Invest by Mail form that is attached to your account statement (if applicable) or a note specifying the Fund name, your account number, and the name(s) your account is registered in.

All investments must be in U.S. dollars drawn on domestic banks. The Funds will not accept cash, money orders, checks drawn on banks outside the U.S., travelers’ checks, starter checks, or credit card checks. Third-party checks, except those payable to an existing shareholder, will not be accepted. In addition, the Funds will not accept post-dated checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss a Fund incurs. You also will be charged $25 for every check returned unpaid.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services, or receipt at a U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of a Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Additionally, shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Telephone

If you have not declined telephone transaction privileges on your account application, you may purchase additional shares of a Fund by calling 877-DLine11 (877-354-6311). If your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making this purchase. If your purchase order is received in good order before the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) on a day the NYSE opens for regular trading, your shares will be purchased at the NAV plus any applicable sales charge calculated on that day. Please see “How to Buy Shares — General Information” for information on purchasing shares through a financial intermediary.

Purchase by Internet

If you have an existing account and are placing a subsequent investment, you may do so by accessing your account online at DoubleLineFunds.com. An investor must first establish a direct account by completing the appropriate New Account Application.

If a shareholder elects to place purchases for their direct account online, the shareholder will be required to establish a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. The Funds will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during times when online communications may be under unusual stress. If a shareholder elects not to view their account or effect transactions online, the shareholder should not establish online account access. If online account access has already been established and you no longer want the account accessible online, you can call 877-DLine11 (877-354-6311) or contact your financial intermediary (if applicable) and request to suspend online access.

Purchase by Wire

If you are making your first investment in a Fund, before you wire funds, the transfer agent must have a completed New Account Application. You may mail or overnight deliver your New Account Application to the transfer agent. Upon receipt of your completed New Account Application, the transfer agent will establish an account for you. The shareholder account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the shareholder account number, and the name on the account per the New Account Application so that monies can be correctly applied.

U.S. Bank, N.A.

777 E. Wisconsin Avenue

Milwaukee, WI 53202

ABA No. 075000022

Credit: U.S. Bancorp Fund Services, LLC

Account No. 112-952-137

Further Credit: DoubleLine Funds [Name of Fund and Share Class]

(Shareholder Account Number, Shareholder Name)

Before sending your fed wire, please call the transfer agent at 877-DLine11 (877-354-6311) or contact your financial intermediary (if applicable) to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.

Wired funds must be received prior to the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) for the related purchase order to be eligible for same day pricing, except that orders provided in respect of advisory accounts (including other DoubleLine funds) managed by DoubleLine Capital or one of its related parties and orders provided by or through a broker-dealer or financial intermediary with whom the Funds (or their service providers) have a processing relationship may receive same day pricing so long as the related trade instructions are received timely.

The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan

Generally, once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into a Fund (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP each purchase must be in the amount of $100 or more and your financial institution must be a member of the ACH network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please contact your financial intermediary or, for direct investors, complete the AIP section on the New Account Application or call the Funds’ transfer agent at 877-DLine11 (877-354-6311) for instructions. Your signed New Account Application must be received by the Fund’s transfer agent, or its agent, as applicable, at least 7 business days prior to the initial transaction through the AIP. Any request to change or terminate your AIP should be submitted to the transfer agent, or its agent, as applicable at least five calendar days prior to the effective date of the next transaction.

Purchases Through an Authorized Third Party

You may buy a Fund’s shares through certain broker-dealers and financial intermediaries. If purchases of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service. From time to time, shares of a Fund may only be available from a single broker-dealer or a limited number of broker-dealers, which may limit a Fund’s ability to attract assets.

How to Redeem Shares

General Information

You may redeem shares on any day when the NYSE opens for regular trading. Your shares will be redeemed at the next NAV calculated after your order is received in good order by a Fund or an authorized financial intermediary. A redemption request in good order must include, among other things, the exact name in which the shares are registered, the account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, a signature matching the account registration, together with any other materials or information required by the Fund, the transfer agent or any other agents duly appointed for that purpose. If you invest or hold your shares through a financial intermediary, see “Redemptions Through Your Financial Intermediary or Other Authorized Third Party” below. If you are selling Class A or Class C shares, any contingent deferred sales load will be deducted from the proceeds of the sale or additional shares will be redeemed to cover the charge. See “Share Class Features” for more information.

The Funds typically seek to send redemption proceeds on the next business day (as provided above) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer; however, the Funds reserve the right to pay redemption proceeds as long as seven days after the receipt of a redemption request. In case of emergencies or when trading on the NYSE is restricted, or as otherwise permitted by the SEC or applicable law, the Fund may suspend redemptions or postpone payment for more than seven days. If any portion of the shares to be redeemed represents an investment made by check or electronic funds transfer through the ACH network, a Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the purchase amount has been collected. This may take up to 15 calendar days from the date of purchase. This delay is not expected to apply if you purchased your shares via wire payment.

The Adviser expects to use a variety of resources to honor requests to redeem shares of the Funds, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques, including, without limitation, repurchase agreements. As of the date of this Prospectus, all of the Funds also have available to them an uncommitted line of credit that they may draw on to manage their liquidity needs, subject to policies and procedures that govern the allocation of the available credit under the facility among the Funds. There can be no assurance that the uncommitted line of credit will remain available to the Funds generally or that any available credit under the facility will be available to any particular Fund when the Fund seeks to draw on the facility. Funds that invest in securities with longer settlement cycles, such as DoubleLine Floating Rate Fund, may use a committed credit facility, when available, to manage their liquidity needs and honor redemption requests. There can be no assurance that any credit facility, even a committed credit facility, will be available to a Fund or available in sufficient amounts to a Fund under all circumstances. A variety of other measures, such as redemptions in kind (i.e., payment in portfolio investments rather than cash), may also be used to honor redemptions. The Adviser does not expect to honor redemption requests in kind regularly (and has not done so historically), but reserves the right to do so. If your shares are redeemed in kind you will incur transaction costs upon disposition of the assets received in the distribution, as well as taxes on any capital gains from the sale. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the assets you receive in kind until they are sold. The Adviser expects to use the resources and measures discussed above, among others, to meet redemption requests in regular and stressed market conditions.

A signature guarantee may be required of all account holders for any redemption request in excess of $100,000 where proceeds are requested to be sent by check, when a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days, when redemption proceeds are to be sent or payable to any person, address or bank account not on a Fund’s records, or if ownership is being changed on your account. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-877-354-6311. Investors should consider whether or not to withhold taxes from any such redemption.

The Funds may establish policies permitting the Funds’ transfer agent to place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. “Specified Adult” refers to an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older and whom the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, neither the transfer agent nor any Fund is required to delay the disbursement of redemption proceeds and nor do they assume any obligation to do so.

Redemptions by Mail

You may sell shares by writing a letter that includes:

•	your name(s) and signature(s) as they appear on the New Account Application form

•	your account number

•	the Fund name

•	the dollar amount or number of shares you want to redeem

•	how and where to send the proceeds

For direct shareholders, mail your letter of instruction to:

Via Regular Mail

DoubleLine Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

DoubleLine Funds

c/o U.S. Bank Global Fund Services

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

Your letter of instruction must be accompanied by a signature guarantee or other documentation, if required (see “Signature Guarantees” below).

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services, or receipt at a U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of a Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Signature Guarantees

Some circumstances require written orders, along with a signature guarantee from either a Medallion program member or a non-Medallion program member. These include:

•	redemption requests for amounts in excess of $100,000, where proceeds are requested to be sent by check;

•	when a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days;

•	when redemption proceeds are to be sent or payable to any person, address or bank account not on the Funds’ record; or

•	if ownership is being changed on your account.

The Funds and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. The Funds or the transfer agent reserves the right to waive any signature guarantee requirement at its discretion. Investors who have purchased shares through a financial intermediary may be subject to different requirements and should check with their financial intermediary to determine whether signature guarantee requirements or other security arrangements apply to their accounts.

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. You may be required to pay a fee for a signature guarantee. Please call 877-DLine11 (877-354-6311) to ensure that your signature guarantee will be processed correctly.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Verification Program member, or other acceptable form of authentication from a financial institution source.

Redemptions by Telephone

You may redeem shares by telephone request unless you have declined to have this option. You may have a check sent to the address of record, proceeds may be wired to your bank account of record, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account. Redemption proceeds will typically be sent on the business day following your redemption. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH and proceeds are typically credited to your bank within two to three business days after redemption. Except as noted above under “— General Information,” proceeds will be processed within seven calendar days after a Fund receives your redemption request in good order. Call the transfer agent at 877-DLine11 (877-354-6311) to request a redemption. Telephone redemption requests must be for a minimum of $100.

By establishing telephone redemptions, you authorize the Funds’ transfer agent to act upon telephone instructions. Before executing an instruction received by telephone, the Funds’ transfer agent will use reasonable procedures to seek to confirm that the telephone instructions are provided by a person authorized to transact on the account. These procedures will include recording the telephone call and asking the caller for a form of personal identification. The Fund and its agents are not liable to shareholders for any loss, expense or cost arising out of any telephone redemption request that the Fund and its agents reasonably believed to be genuine pursuant to these procedures, including fraudulent or unauthorized requests. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).

During periods of high market activity, shareholders may encounter higher than usual wait times. Please allow sufficient time to place your telephone transaction.

Redemptions by Internet

If you have an existing account and are placing a redemption request, you may do so by accessing your account online at DoubleLineFunds.com. Proceeds from online redemptions may be sent via check, ACH or wire to the bank account of record. Online redemptions are not available for all direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to place redemptions for their direct account online, the shareholder will be required to establish a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. The Funds will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during times when online communications may be under unusual stress. If a shareholder elects not to view their account or effect transactions online, the shareholder should not establish online account access. If online account access has already been established and the shareholder no longer wants the account accessible online, contact your financial intermediary (or, if you are a direct shareholder, you can call 877-DLine11 (877-354-6311)) and request to suspend online access.

Systematic Withdrawal Plan

As another convenience, you may redeem shares through the systematic withdrawal plan (“SWP”). To begin participating in the SWP, please contact your financial intermediary or, for direct investors, complete the SWP section on the New Account Application or call the Funds’ transfer agent at 877-DLine11 (877-354-6311) for instructions. Under the SWP, you may choose to receive a specified dollar amount generated from the redemption of shares in your account. In order to participate in the SWP, your account balance must be at least $10,000 and there must be a minimum withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with a Fund. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the SWP at any time by contacting the transfer agent five days prior to the effective date or next scheduled withdrawal.

To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S.

877-DLine11 (877-354-6311).

Outside the U.S.

call 213-633-8200 (collect).

Redemptions Through Your Financial Intermediary or Other Authorized Third Party

You may redeem shares through certain financial intermediaries. If redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through a financial intermediary, that financial intermediary may, at its discretion, charge a fee for that service.

You may sell your shares of a Fund back to the Fund through your financial intermediary on any day when the NYSE opens for regular trading. The financial intermediary may charge you a fee for its services. Redemption requests will be priced at the NAV next determined after they are received in good order by a Fund or an authorized financial intermediary. In the case of a request furnished to an authorized financial intermediary, the Fund’s processing of your redemption request may be adversely affected if the request is not subsequently communicated by your financial intermediary timely and properly to the Fund; your financial intermediary is responsible for ensuring that your request is received by the Fund timely and in good order. Please contact your financial intermediary for instructions on how to place redemption requests. Because financial intermediaries’ processing times and arrangements with the Funds may vary, please ask your financial intermediary when your account will be debited.

If you redeem shares through your financial intermediary, your financial intermediary is responsible for ensuring that the Fund’s transfer agent receives your redemption request in good order. If your financial intermediary receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with it; you also may instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial intermediary’s or your own complete wiring instructions. Your financial intermediary may charge you separately for this service.

Other Account Policies

Trading Limits

Frequent trading activity by Fund shareholders can reduce a Fund’s long-term performance in a variety of ways, including as a result of increased trading and transaction costs, disruption to a Fund’s stated portfolio management strategy, and the need to maintain an elevated cash position to meet redemptions (and lost opportunity costs as a result thereof) and forced liquidations. In addition, certain short-term trading activities that attempt to take advantage of inefficiencies in the valuation of a Fund’s securities holdings may dilute the interests of the remaining shareholders and result in unwanted distributions of capital gains to fund shareholders, including short term capital gains taxable to shareholders subject to tax at ordinary income tax rates. A Fund with foreign investment exposure may be subject to elevated risks of market timing activities by investors. For example, a Fund may have exposure to assets that trade on exchanges that close before the time it calculates its net asset value. Some investors may seek to take advantage of perceived price arbitrage opportunities that those circumstances may present. Such shareholder activity presents the potential for existing investors’ interests to be diluted.

Accordingly, the Board of Trustees has adopted policies and procedures that are designed to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures include:

Trading Limit Policies for All Funds

•

Each Fund may reject any purchase order for any reason and without prior notice. A Fund or a Fund’s transfer agent may reject a purchase order of any investor or group of investors or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Fund’s Adviser or the Fund’s transfer agent, actual or potential harm to the Fund.

Additional Trading Limit Policies for All Funds Except DoubleLine Floating Rate Fund and DoubleLine Ultra Short Bond Fund

•

The Trust reserves the right to prohibit any acquisition of a Fund’s shares (through either a purchase or exchange from another DoubleLine Fund) in which the acquirer has previously completed multiple round-trip transactions in the

Fund within a 12-month period in accordance with the Trust’s policies and procedures. For this purpose, a round trip transaction consists of the acquisition of shares of a particular DoubleLine Fund (through either a purchase or exchange from another DoubleLine Fund) and the subsequent redemption of shares of that Fund (through either a sale or an exchange into another DoubleLine Fund). These limits on round trip transactions do not, however, limit a shareholder’s right to redeem their shares.

•	The Trust monitors exchanges and redemptions out of a Fund in accordance with the Trust’s policies and procedures.

•	Exceptions to these trading limits must be approved by a Fund’s President or designee and reported to the Board of Trustees on a quarterly basis.

These restrictions do not necessarily apply to asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading) or (except to the extent noted in the next paragraph) to omnibus accounts, i.e., accounts on behalf of multiple, undisclosed investors, maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts), or to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to a Fund’s systematic investment or withdrawal program. A Fund also may waive these restrictions on terms acceptable to the Fund and the Adviser, including in connection with investments by financial institutions related to obligations the financial institutions may have to third parties. The limitations and monitoring activities described above may not be applied to transactions below certain thresholds.

While financial intermediaries that maintain omnibus accounts may be required to or may voluntarily impose restrictions on the trading activity of accounts traded through those financial intermediaries, a Fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the intermediaries’ systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries. Moreover, the Trust cannot always identify or reasonably detect excessive trading through omnibus accounts or accounts otherwise facilitated by financial intermediaries that transmit purchase, exchange and redemption orders to a Fund, and thus a Fund may have difficulty curtailing such activity. In lieu of applying round trip transaction or other limits at the omnibus account level, the Trust or the Adviser may determine to take other action to detect and deter frequent purchases and redemptions of Fund shares, including, potentially, requesting and reviewing the underlying trading information for the sub-accounts trading through an omnibus account or permitting a financial intermediary to apply its own policies or procedures designed to detect and prevent excessive or abusive short-term trading in lieu of applying the Funds’ procedures.

The Trust and the Adviser may rely on the Funds’ service providers, including the Funds’ transfer agent and/or administrator, to monitor for abusive short-term trading activities.

Redemption Fees (DoubleLine Floating Rate Fund only)

The DoubleLine Floating Rate Fund imposes redemption fees. Redemption fees are paid to and retained by the Fund to help offset, at least in part, portfolio transaction costs and other related costs directly and indirectly incurred by the Fund as a result of a redemption or exchange of shares made within 90 calendar days of purchase by allocating some of those costs to the redeeming shareholder. The Fund will apply a redemption fee equal to 1.00% of the value of any shares redeemed within 90 calendar days of purchase. To the extent that the redemption fee applies, the price you will receive when you redeem your shares of the Fund is the NAV next determined after receipt of your redemption request in good order, minus the redemption fee. If you purchased shares on different days, the shares you held longest will be redeemed first (FIFO) for purposes of determining whether the short-term trading fee applies. The Adviser may impose a new redemption fee for the Fund or modify the existing fee at any time.

The DoubleLine Floating Rate Fund permits exceptions to the redemption fee policy for the following transactions: (i) to the extent the exception is requested by a financial intermediary and the financial intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly, or, if more frequent, was the result of an extraordinary change in the management or operation of the wrap program leading to a revised investment model that is applied across all applicable accounts in the wrap program; (ii) to the extent the exception is requested by a financial intermediary and the financial intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (iii) to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, the following transactions in participant-directed retirement plans: (A) where the shares being redeemed were purchased with new contributions to the plan (for example, payroll contributions, employer contributions, and loan repayments); (B) redemptions made in connection with taking out a loan from the plan; (C) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; (iv) redemptions made as part of a systematic withdrawal plan; (v) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; (vi) redemptions made in connection with a participant’s termination of employment; (vii) redemptions made as part of a periodic rebalancing under an asset allocation model; (viii) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund; (ix) redemptions of shares acquired through the reinvestment of dividends or distributions paid by the Fund; (x) redemptions and exchanges effected by other mutual funds (for example, funds of funds) that are sponsored by DoubleLine Capital or its related parties; (xi) to the extent the Fund is used as a qualified default investment alternative under the Employee Retirement Income Security Act of 1974, as amended, for certain 401(k) plans; and (xii) otherwise as the officers of DoubleLine Capital or DoubleLine Funds Trust may determine is appropriate after consideration of the purpose of the transaction and the potential impact to the Fund.

The application of the redemption fee and exceptions may vary among financial intermediaries, and certain financial intermediaries may not apply the exceptions listed above. If you purchase or sell fund shares through a financial intermediary, you should contact your intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

Please refer to the “Shareholder Fees” table under the caption “Fees and Expenses for the Fund” for details regarding the redemption fee charged by the DoubleLine Floating Rate Fund.

Exchange Privilege

You can exchange your Class A shares, Class C shares, Class I shares, or Class N shares in a Fund for Class A, Class C, Class I, or Class N shares, respectively, in another DoubleLine Fund (if available). (Note: As of the date of this Prospectus, only the DoubleLine Multi-Asset Growth Fund offers Class C and Class A shares). No contingent deferred sales load will be paid on an exchange of shares for shares of the same class of another DoubleLine Fund; however, the Class A (only where applicable) and Class C shares you receive in connection with an exchange will continue to be subject to a contingent deferred sales load. Any exchange is subject to the same minimums as an initial or subsequent investment, as applicable. You can request your exchange by contacting your financial intermediary, or (for direct shareholders) in writing, by calling the transfer agent at 877-DLine11 (877-354-6311), or by accessing your account online at DoubleLineFunds.com. Be sure to read the current Prospectus for the Fund into which you are exchanging. Exchanges may only be made on days when both affected Funds are open for business. Any new account established through an exchange will have the same registration as the account from which you are exchanging and will have the same privileges as your original account (as long as they are available). In addition, the Trust reserves the right to change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules.

Conversion of Shares Between Classes

From time to time, a Fund may authorize the conversion of shares of one class to another share class Such conversions may be subject to certain conditions, including that the shares of the other class are eligible for sale in the owner’s state of residence and all other applicable terms and conditions are met. Further information about conversion of shares between classes may be found in the SAI.

Notice Regarding Delivery of Fund Documents

You will receive periodic mailings regarding the Funds in which you invest. In order to reduce the volume of mail you receive, only one copy of each mailing (including, for example, fund Prospectuses) may be sent to an address shared by two or more accounts or to shareholders we reasonably believe are from the same family or household. If you would like to receive one copy of a mailing for each account, please call 877-DLine11 (877-354-6311) to request individual copies of these documents. You must submit a written request to receive individual copies of a Prospectus or shareholder report. It may take up to thirty days to process your request.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. In accordance with state statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the inactivity period specified in your state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. The state may redeem escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were redeemed. To help protect their accounts, shareholders should keep their accounts up-to-date and active, which may include calling the Funds at 877-DLine11 (877-354-6311) to generate shareholder initiated activity such as completing an account transaction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Funds to complete a Texas Designation of Representative form.

Cost Basis Reporting

When you redeem or exchange Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the Internal Revenue Service (“IRS”) on an IRS Form 1099-B or other applicable form cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the “wash sale” rules. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

A Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please contact the Funds at 877-DLine11 (877-354-6311) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you.

Distributions

The amount of distributions of net investment income and of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends of the net investment income of each Fund, if any, will be declared and paid at least monthly, except for the DoubleLine Global Bond Fund and the DoubleLine Multi-Asset Growth Fund, which will declare and pay dividends of net investment income, if any, at least quarterly, and the DoubleLine Strategic Commodity Fund, which will declare and pay dividends of net investment income, if any, at least annually. Each Fund will distribute net realized short-term capital gains and net realized long-term capital gains, if any, at least annually. Your distributions will be reinvested in the relevant Fund unless you instruct that Fund otherwise. You may change your distribution election in writing or by telephone. Any change should be submitted to the transfer agent by phone at 877-DLine11 (877-354-6311) or in writing to DoubleLine Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 at least five calendar days prior to the record date of the next distribution. A Fund does not charge any fees or sales loads on shares purchased through the automatic reinvestment of distributions. You may request that distributions be paid by check. If you elect to receive distributions of net investment income and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the relevant Fund reserves the right to reinvest the distribution check in your account at that Fund’s then current NAV and will reinvest all subsequent distributions until instructed otherwise.

Taxes

This section provides a summary of certain U.S. federal income tax considerations relevant to an investment in a Fund; it is not intended to be a full discussion of tax laws and the effects of such laws on you, or to address all aspects of taxation that may apply to specific types of shareholders, such as foreign persons. Furthermore, this discussion is based on the Code and Treasury regulations issued thereunder that are in effect as of the date of this Prospectus, which provisions are subject to change, including retroactively. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor regarding your investment in a Fund (including the status of your distributions from the Fund). Additional tax information may be found in the SAI.

Taxes on Dividends and Distributions. For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions that a Fund properly reports to you as gains from investments that a Fund owned (or is deemed to have owned) for more than one year (“Capital Gain Dividends”) generally are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned (or is deemed to have owned) for one year or less and gains on the sale of or payments on bonds characterized as having market discount generally are taxable to you as ordinary income. Distributions of investment income that a Fund properly reports to you as derived from qualified dividend income are taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Each Fund except the DoubleLine Multi-Asset Growth Fund does not expect a significant portion of its distributions to derive from qualified dividend income.

Pursuant to proposed regulations on which a Fund may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Distributions of income or gain attributable to derivatives with respect to REIT securities, including swaps, will not constitute qualified REIT dividends and will not be eligible for such deduction.

The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For these purposes, net investment income generally includes dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the sale, redemption, exchange or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this tax on their investment in a Fund.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable in the manner described herein whether you receive them in cash or reinvest them in additional shares of a Fund.

Distributions by a Fund to retirement plans and other tax-advantaged accounts that qualify for tax-advantaged treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans and/or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and/or account and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan and/or account.

A Fund’s investment in certain debt obligations, derivatives and hedging transactions can cause a Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required at times to liquidate investments, including at times when it may not be advantageous to do so, in order to satisfy its distribution requirements (see

“Tax Status of the Funds” below). Such dispositions could result in realization of capital gains, including short-term capital gains generally taxable to shareholders at ordinary income rates when distributed to them.

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends or (3) interest-related dividends, each as defined and subject to certain conditions described in the SAI, generally are not subject to withholding of U.S. federal income tax.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

If you are a non-U.S. investor, please consult your own tax advisor regarding the tax consequences of investing in a Fund.

Taxes When You Sell, Redeem or Exchange Your Shares. Any gain resulting from a sale, redemption, or exchange (including an exchange for shares of another fund) of your shares in the Fund generally will be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you owned your shares.

Tax Status of the Funds. Each Fund has elected or intends to elect and intends to qualify and to be eligible to be treated each year as a regulated investment company under the Code, such that the Fund will not be subject to federal income tax on income and gains timely distributed to shareholders. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must meet requirements with respect to the sources of its income, the diversification of its assets, and the distribution of its income. A Fund could in some cases cure a failure to comply with these requirements, including by paying a Fund-level tax and, in the case of a diversification failure, disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such a failure, or if a Fund were otherwise to fail to qualify as a regulated investment company, the Fund would be subject to federal income tax on its net income at regular corporate rates without reduction for distributions to shareholders. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to a Fund’s earnings and profits, thereby potentially diminishing shareholder returns.

Commodity-Related Investments. Income from certain commodity-linked instruments and from direct investments in commodities does not constitute qualifying income for purposes of the source of income requirement noted above. The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income. A Fund generally intends to gain exposure to commodities through direct investments that it believes give rise to qualifying income or indirectly through its investment in one or more subsidiaries in a manner that gives rise to qualifying income. A Fund must limit its investment in a subsidiary or group of subsidiaries to no more than 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year in order to meet the asset diversification requirement noted above. It is expected that all of a non-U.S. subsidiary’s income will be subpart F income currently included in a Fund’s income as ordinary income for federal income tax purposes (such income inclusions, “subpart F inclusions”). Under Treasury regulations, “subpart F income” included in a Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies. Net losses incurred by a subsidiary during a tax year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from a Fund’s other investments. In addition, a subsidiary is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years. You should consult the SAI for additional information.

Investments in Foreign Securities. A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a Fund’s return on those securities may be decreased. If a Fund meets certain requirements with respect to its asset holdings, it will be eligible to elect to permit shareholders of the Fund to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Derivatives. A Fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders. In addition, the tax rules applicable to derivatives are in many cases uncertain under current law. An adverse determination, future guidance by the IRS or Treasury regulations, in each case with potentially retroactive effect, might bear adversely on a Fund’s ability to satisfy the distribution or other requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Investments in Other Funds. Special tax consequences may apply to shareholders of a Fund as a result of its investments in other funds. Please see the SAI under “Distributions and Taxes” for more information.

Backup Withholding. A Fund will be required in certain cases to withhold on distributions paid to a shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Reporting. Shareholders will be advised annually as to the federal tax status of distributions made by a Fund for the preceding calendar year.

Consult your tax advisor about other possible tax consequences. This is a summary of certain U.S. federal income tax consequences of investing in the Funds. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund. For more information, see “Distributions and Taxes” in the SAI.

Index Descriptions

The following index descriptions are based on information provided on the respective index provider’s website or from other third-party sources. The Funds and DoubleLine have not verified these descriptions and disclaim responsibility for their accuracy and completeness.

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index includes securities in the Bloomberg Barclays U.S. Aggregate Bond Index that have between one and three years maturity.

The Bloomberg Barclays U.S. Long Government/Credit Index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

The Bloomberg Barclays Global Aggregate Bond Index represents a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Returns are calculated on a currency unhedged basis.

The Bloomberg Barclays Global Aggregate Bond Index Hedged to USD represents a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Returns are calculated on a currency hedged basis in U.S. dollars.

The ICE BofA 1-3 Year Eurodollar Index is a subset of the ICE BofA Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The ICE BofA Eurodollar Index tracks the performance of U.S. dollar-denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The ICE BofA 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closes to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

The Bloomberg Commodity Index Total Return is an index calculated on an excess return basis that reflects commodity futures price movements. The Index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from the 6th-10th business day based on the roll schedule.

The FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently includes sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 30 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indexes are available in any combination of currency, maturity or rating.

The J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index is a market capitalization weighted index consisting of US denominated emerging market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

The J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

The London Interbank Offered Rate (LIBOR) is an indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

The Morgan Stanley BFMCISM is, as of the date of this Prospectus, comprised of futures contracts on eleven commodities, which were selected based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity.

The sectors represented in the Morgan Stanley Index (industrial metals, energy and agricultural/livestock) have been selected to provide diversified exposure with 22% of the Index in energy, 39% of the Index in industrial metals and the final 39% in agricultural and livestock commodities. The Index’s specific futures contracts on commodities (crude oil, brent oil, gasoil, reformulated blendstock for oxygenate blending (RBOB) gasoline, heating oil, copper, nickel, soybeans, sugar, cotton and live cattle) have been selected by analyzing long term historical commodity backwardation levels. The eleven (11) commodities the Index is referencing and the annual rebalancing weights are static in nature. However, if a significant disruption has occurred (e.g., significant loss of liquidity in a futures contract, or decommissioning of a futures contract, or change in futures contract specifications, etc.) as defined in the Index Manual, the Index Sponsor in its discretion may change the futures contracts and/or the weights with the aim to maintain an investible, replicable and representative index.

The Index is typically re-balanced annually in January. The Index’s actual exposure to futures contracts and sectors will change throughout the year based on changes in the market values of the futures contracts. The Morgan Stanley Index Sponsor also may alter the commodities that comprise the Index or the parameters that determine the futures contracts that comprise the Index.

The futures contract schedule (the roll schedule) for each futures contract within the Index was designed to seek to minimize the effect of negative roll yield compared to rolling nearby futures contracts. The roll schedules for each commodity remains static unless changed by the Morgan Stanley Index Sponsor’s index committee in an event of unanticipated market disruption.

Backwardation refers to a potential market structure where longer dated futures contracts are cheaper than spot prices for the underlying or reference commodity. Longer dated contracts of a backwardated commodity have the potential to appreciate as contracts approach expiration. “Roll yield” refers to the return generated by rolling Futures contracts.

You, as an investor in the Fund, should conduct your own investigation into the Index and the Morgan Stanley Index Sponsor.

The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

The Morgan Stanley Capital International (MSCI) Europe Net Return USD Index captures large and mid cap representation across 15 Developed Markets (DM) countries in Europe. With 438 constituents, the index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Shiller Barclays CAPE® US Sector TR USD Index (for purposes of this description, the “Index”) incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of inflation adjusted earnings to account for earnings and market cycles. Traditional valuation measures, such as the price-earnings (PE) ratio, by contrast, typically rely on earnings information from only the past year. The Index uses a relative version of the classic CAPE® Ratio to identify undervalued sectors while also seeking to exclude a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return.

The Index’s composition is determined monthly. Each month, the Index’s methodology ranks eleven US sectors based on a modified CAPE® Ratio (a “value” factor) and a twelve-month price momentum factor (a “momentum” factor). Each US sector is represented by a sector ETF that tracks a sector index, which is an ETF in the family of Select Sector SPDR Funds or, in the case of the real estate sector, the iShares Dow Jones U.S. Real Estate Index Fund. The Index methodology selects the five US sectors with the lowest modified CAPE® Ratio — the sectors that are the most undervalued according to the CAPE® Ratio. Only four of these five sectors, however, end up in the Index for a given month, as the sector with the worst 12-month price momentum among the five selected sectors is eliminated. The Index methodology allocates an equally weighted long (i.e., investment) exposure to the four remaining US sectors.

The Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (for purposes of this description, the “Index”) incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® Ratio. The classic CAPE® Ratio assesses equity market valuations and averages ten years of inflation adjusted earnings to account for earnings and market cycles. Traditional valuation measures, such as the price-earnings (PE) ratio, by contrast, typically rely on earnings information from only the past year. The Index uses a relative version of the classic CAPE® Ratio to identify undervalued sectors while also seeking to exclude a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return.

The Index’s composition is determined monthly. Each month, the Index’s methodology ranks ten sectors within the European equity markets based on a modified CAPE® Ratio (a “value” factor) and a twelve-month price momentum factor (a “momentum” factor). The Index methodology selects the five European sectors with the lowest modified CAPE® Ratio — the sectors that are the most undervalued according to the CAPE® Ratio. Only four of these five sectors, however, end up in the Index for a given month, as the sector with the worst 12-month price momentum among the five selected sectors is eliminated. The Index methodology allocates an equally weighted long (i.e., investment) exposure to the four remaining European sectors.

The S&P/LSTA Leveraged Loan Index is a capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Direct investment in an index is not possible.

Disclaimers

Shiller Barclays CAPE® Index Disclaimers

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer, sponsor or promoter of DoubleLine Shiller Enhanced CAPE® or DoubleLine Shiller Enhanced International CAPE® (together, in this paragraph, the “Funds”) and Barclays has no responsibilities, obligations or duties to investors in the Funds. The Shiller Barclays CAPE® US Sector TR USD Index and Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (each an “Index”

and together the “Indices”) consist of the respective trademarks of Barclays Bank PLC and trademarks owned by or licensed to RSBB-I, LLC and Barclays Bank PLC and that are licensed for use by DoubleLine Funds Trust as the Issuer of the Funds. Barclays’ only relationship with the Issuer in respect of the Indices is the licensing of these trademarks and the Indices which are determined, composed and calculated by Barclays without regard to the Issuer or the Funds or the owners of the Funds. Additionally, DoubleLine Capital LP may for the Funds execute transaction(s) with Barclays in or relating to the Funds’ respective Index in connection with which investors of one of the Funds acquire shares of their respective Fund from DoubleLine Funds Trust and investors neither acquire any interest in that Fund’s respective Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in that Fund. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds’ names or the Indices with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the Funds or any other third party into consideration in determining, composing or calculating the Indices. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds. The licensing agreement between DoubleLine Funds Trust and Barclays is solely for the benefit of the Funds and Barclays and not for the benefit of the owners of the Funds, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE USE OF THE DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, OR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE®

EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE DOUBLELINE SHILLER ENHANCED CAPE® OR DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE®.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

THE SHILLER BARCLAYS CAPE® US INDEX FAMILY AND SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY HAVE BEEN DEVELOPED IN PART BY RSBB-I, LLC, THE RESEARCH PRINCIPAL OF WHICH IS ROBERT J. SHILLER. RSBB-I, LLC IS NOT AN INVESTMENT ADVISER AND DOES NOT GUARANTEE THE ACCURACY AND COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US INDEX FAMILY OR THE SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY OR ANY DATA OR METHODOLOGY EITHER INCLUDED THEREIN OR UPON WHICH THEY ARE BASED. RSBB-I, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN AND MAKES NO WARRANTIES EXPRESSED OR IMPLIED, AS TO THE PERFORMANCE OR RESULTS EXPERIENCED BY ANY

PARTY FROM THE USE OF ANY INFORMATION INCLUDED THEREIN OR UPON WHICH IT IS BASED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, AND SHALL NOT BE LIABLE FOR ANY CLAIMS OR LOSSES OF ANY NATURE IN CONNECTION WITH THE USE OF SUCH INFORMATION, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE OR CONSEQUENTIAL DAMAGES EVEN IF RSBB-I, LLC IS ADVISED OF THE POSSIBILITY OF SAME.

Morgan Stanley Index Disclaimers

NOTHING IN THE FOLLOWING DISCLAIMER IS INTENDED TO MODIFY THE OBLIGATIONS OF ANY MORGAN STANLEY AFFILIATE, INCLUDING WITHOUT LIMITATION, MORGAN STANLEY SMITH BARNEY LLC (“MSSB”), UNDER ANY APPLICABLE AGREEMENT BETWEEN ANY SUCH AFFILIATE AND ITS RESPECTIVE CLIENTS WHO PURCHASE FUND SHARES THROUGH SUCH AFFILIATE.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL GROUP INC. (“MORGAN STANLEY”). NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS (WHICH FOR PURPOSES OF THIS DISCLAIMER INCLUDES WITHOUT LIMITATION ICE DATA, LLP, CHICAGO MERCANTILE EXCHANGE INC., AND THE LONDON METAL EXCHANGE) OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND OR THE ABILITY OF THE MORGAN STANLEY BFMCISM (THE “INDEX”) TO TRACK MARKET PERFORMANCE. THE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY. MORGAN STANLEY AND THE INDEX ARE SERVICE MARKS OF MORGAN STANLEY AND/OR A MORGAN STANLEY AFFILIATE AND HAVE BEEN LICENSED TO DOUBLELINE ALTERNATIVES LP FOR USE FOR CERTAIN PURPOSES BY DOUBLELINE ALTERNATIVES LP (“LICENSEE”). MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE, ISSUER OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND OR ITS ASSETS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS

FUND IS REDEEMABLE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAS OR WILL HAVE ANY OBLIGATION OR LIABILITY TO OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THIS FUND.

ALTHOUGH MORGAN STANLEY OR ITS AGENTS OR SERVICE PROVIDERS SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF OR INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND DO HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY AGENT OF MORGAN STANLEY OR ANY MORGAN STANLEY AFFILIATE (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MORGAN STANLEY TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING

MORGAN STANLEY TO DETERMINE WHETHER MORGAN STANLEY’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MORGAN STANLEY WITHOUT THE PRIOR WRITTEN PERMISSION OF MORGAN STANLEY.

As part of the license agreements related to the use of the Colony Capital Fundamental US Real Estate Index, the DoubleLine Colony Real Estate and Income Fund is required to include the following disclaimers in this Prospectus. The following disclaimers have been provided by Colony Capital, Inc. and Barclays Bank PLC, respectively. Neither the DoubleLine Colony Real Estate and Income Fund nor the Adviser has verified the information in these disclaimers and both the Fund and the Adviser disclaim responsibility for the content of these disclaimers.

Colony Capital, Inc.

The Colony Capital Fundamental US Real Estate Index (the “Index”) has been licensed by Barclays for use by DoubleLine Alternatives LP. Colony Capital is a registered trademark of Colony Capital QIS, LLC or its affiliates and has been sub-licensed for use for certain purposes by DoubleLine Alternatives LP. DoubleLine Colony Real Estate and Income Fund (the “Fund”) is not sponsored, endorsed, sold, or promoted by Colony Capital QIS, LLC or any of its affiliates. Neither Colony Capital QIS, LLC nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track market performance. Colony Capital QIS, LLC’s and its affiliates’ only relationship to DoubleLine Alternatives LP with respect to the Index is through the sublicensing of certain rules incorporated in the Index and certain trademarks, service marks, and/or trade names owned by Colony Capital QIS, LLC and its affiliates through Barclays and/or its affiliates to DoubleLine Alternatives LP. The Index is not determined, composed, or calculated by Colony Capital QIS, LLC. Neither Colony Capital QIS, LLC nor its affiliates are responsible for and have not participated in the determination of the prices or amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered, or redeemed, as the case may be. Colony Capital QIS, LLC and its affiliates have no obligation or liability in connection with the administration, marketing, or trading of the Fund. There is no assurance that investment products based on the Index shall accurately track index performance or provide positive investment returns. Colony Capital QIS, LLC and its affiliates are not investment advisors with respect to investors in the Fund. Inclusion of a security within an index is not a recommendation by Colony Capital QIS, LLC or its affiliates to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER COLONY CAPITAL QIS, LLC NOR ITS AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE INDEX, ANY DATA RELATED THERETO, OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS WITH RESPECT THERETO AND LICENSOR AND ITS AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. COLONY CAPITAL QIS, LLC AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR USE, OR AS TO RESULTS TO BE OBTAINED BY DOUBLELINE ALTERNATIVES LP, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL LICENSOR OR ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Bank PLC

©Barclays Bank PLC, its wholly-owned subsidiary ©Barclays Capital Inc. or an affiliate (collectively “Barclays”) owns the intellectual property and licensing rights in and to the Colony Capital Fundamental US Real Estate Index (the “Index”) and either entity may act as licensor of the Index. All rights reserved.

Neither Barclays nor the Index Sponsor, as defined below, make any representation or warranty, express or implied, to DoubleLine Colony Real Estate and Income Fund (the “Fund”) or any member of the public regarding the advisability of investing in transactions generally or other instruments or related derivatives or in the Index particularly or the ability of the Barclays indices, including without limitation, the Index, to track the performance of any market or underlying assets or data. Neither Barclays nor the Index Sponsor has any obligation to take the needs of the Fund into consideration in determining, composing or calculating the Index.

Barclays’ indices are administered, calculated and published by the Index Sponsor. The Index Sponsor role is performed by Barclays Index Administration (“BINDA”), a distinct function within the Investment Bank of Barclays Bank PLC. As the administrator of the Barclays family of indices, BINDA operates independently from Barclays Investment Bank’s sales, trading, structuring and banking departments. Notwithstanding the foregoing, potential conflicts of interest may exist where: (i) Barclays acts in multiple capacities with respect to a particular Barclays index, including but not limited to functioning as index sponsor, index administrator, calculation agent, licensing agent, and/or publisher; (ii) sales, trading or structuring desks in Barclays Investment Bank launch products linked to the performance of a Barclays index, which are typically hedged by Barclays’ trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index; and (iii) Barclays may use price contributions from trading desks in Barclays Investment Bank as a pricing source for a Barclays index. Barclays has in place policies and governance procedures (including separation of reporting lines) that are designed to avoid or otherwise appropriately manage such conflicts of interest and ensure the independence of BINDA and the integrity of Barclays indices. Where permitted and subject to appropriate restrictions, BINDA personnel regularly interact with trading and structuring desk personnel in Barclays Investment Bank regarding current market conditions and prices although decisions made by BINDA are independent and not influenced by trading and structuring desk personnel. Additional information about Barclays indices together with copies of the BINDA IOSCO Compliance Statement and Control Framework are available at: https://index.barcap.com/Home/BINDA.

The Index Sponsor is under no obligation to continue the calculation, publication and dissemination of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index.

BARCLAYS AND THE INDEX SPONSOR DO NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS OR TRADERS, AS THE CASE MAY BE, OF THE FUND OR TO THIRD PARTIES FOR, THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS INDICES, OR ANY DATA INCLUDED THEREIN, OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS INDICES. BARCLAYS AND THE INDEX SPONSOR MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS INDICES, INCLUDING WITHOUT LIMITATION, THE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS OR THE INDEX SPONSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

Financial Highlights

The following tables illustrate the financial performance for each share class of each Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return illustrates how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm. Its report and the Funds’ financial statements are included in the Funds’ most recent Annual Report to shareholders, which is available upon request by calling toll-free 877-DLine 11 (877-354-6311) or via www.doublelinefunds.com. As of the date of this Prospectus, the DoubleLine Multi-Asset Growth Fund has not issued Class C or Class N shares.

DoubleLine Total Return Bond Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$10.53	$10.48	$10.63	$10.87	$11.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.34	0.36	0.32	0.27	0.35
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.03)	0.08	(0.09)	(0.11)	(0.09)

Total from Investment Operations	0.31	0.44	0.23	0.16	0.26
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.38)	(0.39)	(0.38)	(0.40)	(0.43)
Distributions from Net Realized Gain	—	—	—	—	—

Total Distributions	(0.38)	(0.39)	(0.38)	(0.40)	(0.43)

Net Asset Value, End of Period	$10.46	$10.53	$10.48	$10.63	$10.87
Total Return	2.97%	4.31%	2.19%	1.46%	2.45%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$44,623,760	$43,682,910	$42,992,354	$44,379,730	$46,082,294

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.49%	0.48%	0.47%	0.47%	0.47%
Expenses After Investment Advisory Fees (Waived)	0.48%	0.48%	0.47%	0.47%	0.47%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.48%	0.48%	0.47%	0.47%	0.47%
Net Investment Income (Loss)	3.28%	3.39%	3.04%	2.45%	3.29%
Portfolio Turnover Rate	31%	28%	22%	22%	15%

CLASS N	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$10.53	$10.48	$10.63	$10.87	$11.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.32	0.33	0.30	0.24	0.33
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.03)	0.08	(0.09)	(0.11)	(0.09)

Total from Investment Operations	0.29	0.41	0.21	0.13	0.24
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.36)	(0.36)	(0.36)	(0.37)	(0.41)
Distributions from Net Realized Gain	—	—	—	—	—

Total Distributions	(0.36)	(0.36)	(0.36)	(0.37)	(0.41)

Net Asset Value, End of Period	$10.46	$10.53	$10.48	$10.63	$10.87
Total Return	2.71%	4.05%	1.93%	1.21%	2.20%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$6,552,760	$6,831,035	$8,427,611	$9,974,264	$11,750,754

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.73%	0.73%	0.72%	0.72%	0.72%
Expenses After Investment Advisory Fees (Waived)	0.73%	0.73%	0.72%	0.72%	0.72%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.73%	0.73%	0.72%	0.72%	0.72%
Net Investment Income (Loss)	3.03%	3.14%	2.79%	2.20%	3.04%
Portfolio Turnover Rate	31%	28%	22%	22%	15%

[1]	Calculated based on average shares outstanding during the period.

DoubleLine Core Fixed Income Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$10.83	$10.81	$10.86	$10.87	$11.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.36	0.37	0.31	0.29	0.36
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.20)	0.02	(0.04)	0.01	(0.22)

Total from Investment Operations	0.16	0.39	0.27	0.30	0.14
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.37)	(0.37)	(0.32)	(0.31)	(0.37)
Distributions from Net Realized Gain	—	—	—	—	—

Total Distributions	(0.37)	(0.37)	(0.32)	(0.31)	(0.37)

Net Asset Value, End of Period	$10.62	$10.83	$10.81	$10.86	$10.87
Total Return	1.42%	3.71%	2.51%	2.80%	1.31%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$10,724,409	$10,672,087	$9,381,508	$7,034,665	$5,114,336

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses After Investment Advisory Fees (Waived)	0.41%	0.42%	0.42%	0.44%	0.46%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.41%	0.42%	0.42%	0.44%	0.46%
Net Investment Income (Loss)	3.30%	3.42%	2.86%	2.72%	3.17%
Portfolio Turnover Rate	43%	66%	77%	81%	70%

CLASS N	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$10.82	$10.80	$10.85	$10.86	$11.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.34	0.34	0.29	0.27	0.32
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.20)	0.02	(0.04)	0.01	(0.22)

Total from Investment Operations	0.14	0.36	0.25	0.28	0.10
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.35)	(0.34)	(0.30)	(0.29)	(0.34)
Distributions from Net Realized Gain	—	—	—	—	—

Total Distributions	(0.35)	(0.34)	(0.30)	(0.29)	(0.34)

Net Asset Value, End of Period	$10.61	$10.82	$10.80	$10.85	$10.86
Total Return	1.17%	3.45%	2.26%	2.54%	0.97%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$706,970	$841,190	$1,025,318	$1,074,854	$952,919

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses After Investment Advisory Fees (Waived)	0.66%	0.67%	0.67%	0.69%	0.71%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.66%	0.67%	0.67%	0.69%	0.71%
Net Investment Income (Loss)	3.05%	3.15%	2.61%	2.47%	2.92%
Portfolio Turnover Rate	43%	66%	77%	81%	70%

[1]	Calculated based on average shares outstanding during the period.

DoubleLine Emerging Markets Fixed Income Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$10.34	$10.42	$10.50	$9.68	$10.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.49	0.41	0.33	0.45	0.49
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.51)	(0.06)	0.02	0.81	(0.54)

Total from Investment Operations	(1.02)	0.35	0.35	1.26	(0.05)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.49)	(0.41)	(0.34)	(0.44)	(0.50)
Distributions from Net Realized Gain	—	(0.02)	(0.09)	—	—

Total Distributions	(0.49)	(0.43)	(0.43)	(0.44)	(0.50)

Net Asset Value, End of Period	$8.83	$10.34	$10.42	$10.50	$9.68
Total Return	(10.43)%	3.52%	3.30%	13.19%	(0.48)%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$755,648	$943,368	$937,978	$775,961	$548,221

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.90%	0.89%	0.88%	0.92%	0.90%
Expenses After Investment Advisory Fees (Waived)	0.90%	0.89%	0.88%	0.92%	0.90%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.90%	0.89%	0.88%	0.92%	0.90%
Net Investment Income (Loss)	4.69%	3.99%	3.12%	4.28%	4.92%
Portfolio Turnover Rate	37%	66%	78%	108%	75%

CLASS N	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$10.34	$10.43	$10.50	$9.68	$10.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.47	0.37	0.31	0.42	0.46
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.51)	(0.06)	0.02	0.81	(0.54)

Total from Investment Operations	(1.04)	0.31	0.33	1.23	(0.08)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.47)	(0.38)	(0.31)	(0.41)	(0.47)
Distributions from Net Realized Gain	—	(0.02)	(0.09)	—	—

Total Distributions	(0.47)	(0.40)	(0.40)	(0.41)	(0.47)

Net Asset Value, End of Period	$8.83	$10.34	$10.43	$10.50	$9.68
Total Return	(10.68)%	3.16%	3.14%	12.91%	(0.73)%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$122,727	$164,101	$197,564	$231,087	$201,290

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.15%	1.14%	1.13%	1.17%	1.15%
Expenses After Investment Advisory Fees (Waived)	1.15%	1.14%	1.13%	1.17%	1.15%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.15%	1.14%	1.13%	1.17%	1.15%
Net Investment Income (Loss)	4.46%	3.66%	2.93%	4.03%	4.67%
Portfolio Turnover Rate	37%	66%	78%	108%	75%

[1]	Calculated based on average shares outstanding during the period.

DoubleLine Low Duration Bond Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$9.97	$9.97	$10.04	$9.99	$10.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.30	0.31	0.22	0.24	0.22
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.45)	—	(0.04)	0.06	(0.12)

Total from Investment Operations	(0.15)	0.31	0.18	0.30	0.10
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.31)	(0.31)	(0.25)	(0.25)	(0.25)
Distributions from Net Realized Gain	—	—	—	—	—

Total Distributions	(0.31)	(0.31)	(0.25)	(0.25)	(0.25)

Net Asset Value, End of Period	$9.51	$9.97	$9.97	$10.04	$9.99
Total Return	(1.59)%	3.13%	1.82%	2.99%	1.00%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$5,296,795	$5,455,532	$4,069,943	$2,756,498	$1,722,942

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.42%	0.42%	0.42%	0.43%	0.43%
Expenses After Investment Advisory Fees (Waived)	0.41%	0.41%	0.41%	0.42%	0.42%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.41%	0.41%	0.41%	0.42%	0.43%
Net Investment Income (Loss)	3.05%	3.10%	2.26%	2.25%	2.30%
Portfolio Turnover Rate	60%	54%	62%	69%	66%

CLASS N	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$9.96	$9.96	$10.03	$9.99	$10.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.28	0.28	0.20	0.20	0.21
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.45)	—	(0.04)	0.06	(0.12)

Total from Investment Operations	(0.17)	0.28	0.16	0.26	0.09
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.29)	(0.28)	(0.23)	(0.22)	(0.23)
Distributions from Net Realized Gain	—	—	—	—	—

Total Distributions	(0.29)	(0.28)	(0.23)	(0.22)	(0.23)

Net Asset Value, End of Period	$9.50	$9.96	$9.96	$10.03	$9.99
Total Return	(1.84)%	2.87%	1.57%	2.64%	0.85%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$1,483,316	$1,480,796	$1,438,903	$1,540,448	$1,162,303

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.67%	0.67%	0.67%	0.68%	0.68%
Expenses After Investment Advisory Fees (Waived)	0.66%	0.66%	0.66%	0.67%	0.67%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.66%	0.66%	0.66%	0.67%	0.68%
Net Investment Income (Loss)	2.80%	2.83%	1.99%	2.00%	2.05%
Portfolio Turnover Rate	60%	54%	62%	69%	66%

[1]	Calculated based on average shares outstanding during the period.

DoubleLine Floating Rate Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$9.65	$9.94	$9.90	$9.77	$10.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.47	0.49	0.41	0.35	0.36
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.20)	(0.28)	0.02	0.13	(0.36)

Total from Investment Operations	(0.73)	0.21	0.43	0.48	—
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.48)	(0.50)	(0.39)	(0.35)	(0.37)
Distributions from Net Realized Gain	—	—	—	—	—

Total Distributions	(0.48)	(0.50)	(0.39)	(0.35)	(0.37)

Net Asset Value, End of Period	$8.44	$9.65	$9.94	$9.90	$9.77
Total Return	(7.99)%	2.15%	4.39%	4.99%	0.02%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$150,892	$358,062	$428,379	$297,060	$229,612

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.70%	0.64%	0.65%	0.68%	0.65%
Expenses After Investment Advisory Fees (Waived)	0.70%	0.64%	0.65%	0.68%	0.65%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.70%	0.64%	0.65%	0.68%	0.65%
Net Investment Income (Loss)	4.84%	5.00%	3.98%	3.60%	3.70%
Portfolio Turnover Rate	58%	88%	77%	106%	70%

CLASS N	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$9.67	$9.95	$9.92	$9.79	$10.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.44	0.47	0.37	0.33	0.34
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.20)	(0.28)	0.02	0.13	(0.36)

Total from Investment Operations	(0.76)	0.19	0.39	0.46	(0.02)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.46)	(0.47)	(0.36)	(0.33)	(0.35)
Distributions from Net Realized Gain	—	—	—	—	—

Total Distributions	(0.46)	(0.47)	(0.36)	(0.33)	(0.35)

Net Asset Value, End of Period	$8.45	$9.67	$9.95	$9.92	$9.79
Total Return	(8.32)%	1.99%	4.02%	4.73%	(0.23)%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$51,646	$116,374	$145,289	$130,944	$72,281

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.95%	0.88%	0.90%	0.93%	0.90%
Expenses After Investment Advisory Fees (Waived)	0.95%	0.88%	0.90%	0.93%	0.90%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.95%	0.88%	0.90%	0.93%	0.90%
Net Investment Income (Loss)	4.59%	4.74%	3.71%	3.35%	3.45%
Portfolio Turnover Rate	58%	88%	77%	106%	70%

[1]	Calculated based on average shares outstanding during the period.

DoubleLine Flexible Income Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$9.65	$9.81	$9.82	$9.55	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.39	0.42	0.35	0.32	0.36
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.22)	(0.14)	0.03	0.29	(0.40)

Total from Investment Operations	(0.83)	0.28	0.38	0.61	(0.04)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.42)	(0.44)	(0.39)	(0.34)	(0.40)
Distributions from Net Realized Gain	—	—	—	—	—

Total Distributions	(0.42)	(0.44)	(0.39)	(0.34)	(0.40)

Net Asset Value, End of Period	$8.40	$9.65	$9.81	$9.82	$9.55
Total Return	(9.06)%	2.95%	3.94%	6.48%	(0.43)%
SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$874,594	$1,088,368	$1,007,491	$593,153	$160,590
RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.73%	0.74%	0.76%	0.80%	0.87%
Expenses After Investment Advisory Fees (Waived)	0.69%	0.72%	0.74%	0.76%	0.82%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.69%	0.72%	0.77%	0.76%	0.77%
Net Investment Income (Loss)	4.12%	4.26%	3.61%	3.36%	3.75%
Portfolio Turnover Rate	41%	44%	41%	58%	42%

CLASS N	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$9.64	$9.81	$9.82	$9.55	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.37	0.39	0.33	0.30	0.34
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.22)	(0.14)	0.03	0.29	(0.40)

Total from Investment Operations	(0.85)	0.25	0.36	0.59	(0.06)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.40)	(0.42)	(0.37)	(0.32)	(0.38)
Distributions from Net Realized Gain	—	—	—	—	—

Total Distributions	(0.40)	(0.42)	(0.37)	(0.32)	(0.38)

Net Asset Value, End of Period	$8.39	$9.64	$9.81	$9.82	$9.55
Total Return	(9.30)%	2.59%	3.69%	6.23%	(0.66)%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$230,033	$207,491	$195,093	$147,095	$62,880

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.98%	0.99%	1.01%	1.05%	1.12%
Expenses After Investment Advisory Fees (Waived)	0.94%	0.97%	0.99%	1.01%	1.07%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.94%	0.97%	1.02%	1.01%	1.02%
Net Investment Income (Loss)	3.83%	4.01%	3.36%	3.11%	3.50%
Portfolio Turnover Rate	41%	44%	41%	58%	42%

[1]	Calculated based on average shares outstanding during the period.

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$9.80	$9.70	$9.85	$9.59	$9.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.32	0.28	0.24	0.29	0.33
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.36)	0.12	(0.11)	0.27	(0.23)

Total from Investment Operations	(0.04)	0.40	0.13	0.56	0.10
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.32)	(0.29)	(0.26)	(0.29)	(0.34)
Distributions from Net Realized Gain	(0.08)	(0.01)	(0.02)	(0.01)	—

Total Distributions	(0.40)	(0.30)	(0.28)	(0.30)	(0.34)

Net Asset Value, End of Period	$9.36	$9.80	$9.70	$9.85	$9.59
Total Return	(0.62)%	4.22%	1.37%	5.95%	1.06%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$180,730	$197,585	$142,174	$133,047	$66,797

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.63%	0.65%	0.89%	0.74%	0.84%
Expenses After Investment Advisory Fees (Waived)	0.63%	0.65%	0.89%	0.74%	0.84%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.59%	0.59%	0.59%	0.59%	0.59%
Net Investment Income (Loss)	3.24%	3.02%	2.50%	3.03%	3.44%
Portfolio Turnover Rate	65%	42%	37%	61%	39%

CLASS N	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$9.81	$9.71	$9.86	$9.60	$9.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.30	0.25	0.22	0.27	0.31
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.36)	0.12	(0.11)	0.27	(0.23)

Total from Investment Operations	(0.06)	0.37	0.11	0.54	0.08
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.29)	(0.26)	(0.24)	(0.27)	(0.32)
Distributions from Net Realized Gain	(0.08)	(0.01)	(0.02)	(0.01)	—

Total Distributions	(0.37)	(0.27)	(0.26)	(0.28)	(0.32)

Net Asset Value, End of Period	$9.38	$9.81	$9.71	$9.86	$9.60
Total Return	(0.77)%	3.93%	1.10%	5.69%	0.82%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$16,922	$24,075	$57,856	$216,718	$118,802

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.88%	0.93%	1.14%	0.99%	1.09%
Expenses After Investment Advisory Fees (Waived)	0.88%	0.93%	1.14%	0.99%	1.09%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.84%	0.84%	0.84%	0.84%	0.84%
Net Investment Income (Loss)	3.03%	2.54%	2.25%	2.78%	3.19%
Portfolio Turnover Rate	65%	42%	37%	61%	39%

[1]	Calculated based on average shares outstanding during the period.

DoubleLine Long Duration Total Return Bond Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$9.88	$9.73	$9.79	$10.40	$10.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.28	0.29	0.33	0.32	0.29
Net Gain (Loss) on Investments (Realized and Unrealized)	2.11	0.16	(0.06)	(0.60)	(0.02)

Total from Investment Operations	2.39	0.45	0.27	(0.28)	0.27
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.27)	(0.30)	(0.33)	(0.33)	(0.29)
Distributions from Net Realized Gain	(0.25)	—	—	—	(0.01)

Total Distributions	(0.52)	(0.30)	(0.33)	(0.33)	(0.30)

Net Asset Value, End of Period	$11.75	$9.88	$9.73	$9.79	$10.40
Total Return	24.85%	4.77%	2.74%	(2.82)%	2.76%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$87,469	$66,226	$55,357	$50,465	$56,843

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.68%	0.70%	0.81%	0.76%	0.84%
Expenses After Investment Advisory Fees (Waived)	0.68%	0.70%	0.81%	0.76%	0.84%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	0.65%	0.65%	0.65%	0.65%
Net Investment Income (Loss)	2.55%	3.15%	3.33%	3.13%	2.87%
Portfolio Turnover Rate	40%	25%	33%	94%	52%

CLASS N	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$9.88	$9.72	$9.78	$10.39	$10.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.24	0.27	0.30	0.29	0.26
Net Gain (Loss) on Investments (Realized and Unrealized)	2.11	0.16	(0.06)	(0.60)	(0.02)

Total from Investment Operations	2.35	0.43	0.24	(0.31)	0.24
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.24)	(0.27)	(0.30)	(0.30)	(0.26)
Distributions from Net Realized Gain	(0.25)	—	—	—	(0.01)

Total Distributions	(0.49)	(0.27)	(0.30)	(0.30)	(0.27)

Net Asset Value, End of Period	$11.74	$9.88	$9.72	$9.78	$10.39
Total Return	24.44%	4.61%	2.48%	(3.08)%	2.51%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$20,225	$14,317	$11,016	$11,276	$25,763

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.93%	0.95%	1.06%	1.01%	1.09%
Expenses After Investment Advisory Fees (Waived)	0.93%	0.95%	1.06%	1.01%	1.09%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.90%	0.90%	0.90%	0.90%	0.90%
Net Investment Income (Loss)	2.31%	2.90%	3.06%	2.79%	2.62%
Portfolio Turnover Rate	40%	25%	33%	94%	52%

[1]	Calculated based on average shares outstanding during the period.

DoubleLine Global Bond Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[2]
Net Asset Value, Beginning of Period	$10.28	$10.71	$10.04	$10.49	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.15	0.12	0.09	0.05	0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.10)	(0.42)	0.72	(0.47)	0.49

Total from Investment Operations	0.05	(0.30)	0.81	(0.42)	0.51
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.12)	(0.13)	(0.14)	(0.02)	(0.02)
Distributions from Net Realized Gain	— [5]	—	—	—	—
Distributions from Return of Capital	—	—	—	(0.01)	—

Total Distributions	(0.12)	(0.13)	(0.14)	(0.03)	(0.02)

Net Asset Value, End of Period	$10.21	$10.28	$10.71	$10.04	$10.49
Total Return	0.43%	(2.80)%	7.96%	(4.00)%	5.11%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$1,217,100	$1,053,218	$663,208	$475,328	$94,631

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.55%	0.55%	0.56%	0.66%	1.29%[4]
Expenses After Investment Advisory Fees (Waived)	0.55%	0.55%	0.56%	0.66%	1.29%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.55%	0.55%	0.56%	0.66%	0.70%[4]
Net Investment Income (Loss)	1.34%	1.22%	0.82%	0.52%	0.83%[4]
Portfolio Turnover Rate	21%	24%	16%	57%	13%[3]

CLASS N	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[2]
Net Asset Value, Beginning of Period	$10.26	$10.69	$10.02	$10.49	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.12	0.09	0.06	0.02	0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.10)	(0.42)	0.72	(0.47)	0.49

Total from Investment Operations	0.02	(0.33)	0.78	(0.45)	0.51
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.07)	(0.10)	(0.11)	(0.01)	(0.02)
Distributions from Net Realized Gain	— [5]	—	—	—	—
Distributions from Return of Capital	—	—	—	(0.01)	—

Total Distributions	(0.07)	(0.10)	(0.11)	(0.02)	(0.02)

Net Asset Value, End of Period	$10.21	$10.26	$10.69	$10.02	$10.49
Total Return	0.23%	(3.08)%	7.77%	(4.31)%	5.07%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$2,407	$16,728	$29,544	$24,058	$41,937

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.80%	0.80%	0.81%	0.91%	1.54%[4]
Expenses After Investment Advisory Fees (Waived)	0.80%	0.80%	0.81%	0.91%	1.54%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.80%	0.80%	0.81%	0.91%	0.95%[4]
Net Investment Income (Loss)	1.13%	0.89%	0.57%	0.20%	0.58%[4]
Portfolio Turnover Rate	21%	24%	16%	57%	13%[3]

[1]	Calculated based on average shares outstanding during the period.

[2]	Commenced operations on December 17, 2015.

[3]	Not annualized.

[4]	Annualized.

[5]	Less than $0.005 per share.

DoubleLine Ultra Short Bond Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Period Ended March 31, 2017[2]
Net Asset Value, Beginning of Period	$10.03	$10.03	$10.01	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.22	0.24	0.13	0.03
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.22)	(0.01)	—	0.01

Total from Investment Operations	—	0.23	0.13	0.04
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.22)	(0.23)	(0.11)	(0.03)
Distributions from Net Realized Gain	— [5]	— [5]	— [5]	—

Total Distributions	(0.22)	(0.23)	(0.11)	(0.03)

Net Asset Value, End of Period	$9.81	$10.03	$10.03	$10.01
Total Return	(0.04)%	2.32%	1.31%	0.36%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$232,159	$235,078	$166,255	$8,294

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.23%	0.22%	0.32%	4.87%[4]
Expenses After Investment Advisory Fees (Waived)	0.23%	0.22%	0.32%	4.87%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.23%	0.22%	0.29%	0.35%[4]
Net Investment Income (Loss)	2.14%	2.28%	1.24%	0.42%[4]
Portfolio Turnover Rate	60%	128%	74%	79%[3]

CLASS N	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Period Ended March 31, 2017[2]
Net Asset Value, Beginning of Period	$10.04	$10.03	$10.02	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.20	0.22	0.09	0.01
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.22)	(0.01)	—	0.01

Total from Investment Operations	(0.02)	0.21	0.09	0.02
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.19)	(0.20)	(0.08)	—
Distributions from Net Realized Gain	— [5]	— [5]	— [5]	—

Total Distributions	(0.19)	(0.20)	(0.08)	—

Net Asset Value, End of Period	$9.83	$10.04	$10.03	$10.02
Total Return	(0.19)%	2.18%	0.95%	0.20%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$2,793	$2,517	$278	$125

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.48%	0.47%	0.57%	5.42%[4]
Expenses After Investment Advisory Fees (Waived)	0.48%	0.47%	0.57%	5.42%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.48%	0.47%	0.41%	0.60%[4]
Net Investment Income (Loss)	1.94%	2.17%	0.92%	0.11%[4]
Portfolio Turnover Rate	60%	128%	74%	79%[3]

[1]	Calculated on average shares outstanding during the period.

[2]	Commenced operations on June 30, 2016.

[3]	Not annualized.

[4]	Annualized.

[5]	Less than $0.005 per share.

DoubleLine Infrastructure Income Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Period Ended March 31, 2017[2]
Net Asset Value, Beginning of Period	$10.11	$10.00	$10.07	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.33	0.32	0.30	0.29
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.54)	0.11	(0.03)	0.01

Total from Investment Operations	(0.21)	0.43	0.27	0.30
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.34)	(0.32)	(0.33)	(0.23)
Distributions from Net Realized Gain	—	— [5]	(0.01)	— [5]

Total Distributions	(0.34)	(0.32)	(0.34)	(0.23)

Net Asset Value, End of Period	$9.56	$10.11	$10.00	$10.07
Total Return	(2.32)%	4.47%	2.67%	3.11%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$503,146	$535,621	$532,404	$392,117

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.56%	0.58%	0.57%	0.77%[4]
Expenses After Investment Advisory Fees (Waived)	0.56%	0.58%	0.57%	0.77%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.56%	0.58%	0.57%	0.64%[4]
Net Investment Income (Loss)	3.19%	3.30%	3.18%	2.78%[4]
Portfolio Turnover Rate	10%	15%	29%	43%[3]

CLASS N	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Period Ended March 31, 2017[2]
Net Asset Value, Beginning of Period	$10.11	$10.00	$10.06	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.30	0.30	0.29	0.26
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.54)	0.11	(0.03)	0.01

Total from Investment Operations	(0.24)	0.41	0.26	0.27
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.31)	(0.30)	(0.31)	(0.21)
Distributions from Net Realized Gain	—	— [5]	(0.01)	— [5]

Total Distributions	(0.31)	(0.30)	(0.32)	(0.21)

Net Asset Value, End of Period	$9.56	$10.11	$10.00	$10.06
Total Return	(2.55)%	4.17%	2.54%	2.76%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$9,784	$2,672	$19,379	$567

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.81%	0.83%	0.82%	1.50%[4]

Expenses After Investment Advisory Fees (Waived)	0.81%	0.83%	0.82%	1.50%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.81%	0.83%	0.82%	0.89%[4]
Net Investment Income (Loss)	2.93%	3.00%	2.86%	2.53%[4]
Portfolio Turnover Rate	10%	15%	29%	43%[3]

[1]	Calculated based on average shares outstanding during the period.

[2]	Commenced operations on April 1, 2016.

[3]	Not annualized.

[4]	Annualized.

[5]	Less than $0.005 per share.

DoubleLine Income Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Period Ended March 31, 2020[2]
Net Asset Value, Beginning of Period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.24
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.94)

Total from Investment Operations	(1.70)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.25)
Distributions from Net Realized Gain	—

Total Distributions	(0.25)

Net Asset Value, End of Period	$8.05
Total Return	(17.35)%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$69,580

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.13%[4]
Expenses After Investment Advisory Fees (Waived)	1.13%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%[4]
Net Investment Income (Loss)	4.07%[4]
Portfolio Turnover Rate	33%[3]

CLASS N	Period Ended March 31, 2020[2]
Net Asset Value, Beginning of Period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.23
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.94)

Total from Investment Operations	(1.71)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.24)
Distributions from Net Realized Gain	—

Total Distributions	(0.24)

Net Asset Value, End of Period	$8.05
Total Return	(17.46)%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$592

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.26%[4]
Expenses After Investment Advisory Fees (Waived)	1.26%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.90%[4]
Net Investment Income (Loss)	4.13%[4]
Portfolio Turnover Rate	33%[3]

[1]	Calculated based on average shares outstanding during the period.

[2]	Commenced operations on September 3, 2019.

[3]	Not annualized.

[4]	Annualized.

DoubleLine Multi-Asset Growth Fund (Consolidated)

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$9.17	$9.43	$9.84	$8.85	$9.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.20	0.24	0.23	0.18	0.24
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.30)	(0.21)	0.43	1.09	(0.65)

Total from Investment Operations	(1.10)	0.03	0.66	1.27	(0.41)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.30)	(0.29)	(0.27)	(0.28)	(0.44)
Distributions from Net Realized Gain	—	—	(0.80)	—	(0.11)

Total Distributions	(0.30)	(0.29)	(1.07)	(0.28)	(0.55)

Net Asset Value, End of Period	$7.77	$9.17	$9.43	$9.84	$8.85
Total Return	(12.32)%	0.42%	6.80%	14.63%	(4.29)%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$16,739	$44,493	$63,651	$49,380	$42,075

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.22%	1.12%	1.12%	1.21%	1.25%
Expenses After Investment Advisory Fees (Waived)	1.09%	1.00%	1.01%	1.10%	1.12%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.00%	1.03%	1.02%	1.09%	1.07%
Net Investment Income (Loss)	2.53%	2.58%	2.31%	1.87%	2.72%
Portfolio Turnover Rate	13%	45%	83%	59%	56%

CLASS A	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$9.13	$9.40	$9.81	$8.83	$9.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.20	0.21	0.21	0.15	0.22
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.30)	(0.21)	0.43	1.09	(0.65)

Total from Investment Operations	(1.10)	—	0.64	1.24	(0.43)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.28)	(0.27)	(0.25)	(0.26)	(0.41)
Distributions from Net Realized Gain	—	—	(0.80)	—	(0.11)

Total Distributions	(0.28)	(0.27)	(1.05)	(0.26)	(0.52)

Net Asset Value, End of Period	$7.75	$9.13	$9.40	$9.81	$8.83
Total Return[2]	(12.42)%	0.07%	6.57%	14.27%	(4.42)%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$19,548	$177,602	$153,986	$119,435	$113,806

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.38%	1.37%	1.37%	1.46%	1.50%
Expenses After Investment Advisory Fees (Waived)	1.27%	1.24%	1.26%	1.35%	1.37%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.26%	1.28%	1.27%	1.34%	1.32%
Net Investment Income (Loss)	2.13%	2.28%	2.08%	1.62%	2.47%
Portfolio Turnover Rate	13%	45%	83%	59%	56%

[1]	Calculated based on average shares outstanding during the period.

[2]	Total Return does not include the effects of sales charges for Class A.

DoubleLine Strategic Commodity Fund (Consolidated)

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[2]
Net Asset Value, Beginning of Period	$9.72	$10.11	$9.33	$8.69	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.07	0.12	0.04	(0.06)	(0.07)
Net Gain (Loss) on Investments (Realized and Unrealized)	(2.78)	(0.40)	1.27	0.75	(1.24)

Total from Investment Operations	(2.71)	(0.28)	1.31	0.69	(1.31)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.10)	(0.11)	(0.53)	(0.05)	—
Distributions from Net Realized Gain	—	—	— [5]	—	— [5]

Total Distributions	(0.10)	(0.11)	(0.53)	(0.05)	— [5]

Net Asset Value, End of Period	$6.91	$9.72	$10.11	$9.33	$8.69
Total Return	(28.25)%	(2.59)%	14.03%	7.93%	(13.07)%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$116,739	$444,918	$213,752	$22,243	$27,997

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.09%	1.02%	1.16%	1.77%	4.42%[4]
Expenses After Investment Advisory Fees (Waived)	1.09%	1.02%	1.16%	1.77%	4.42%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.10%	1.10%	1.10%	1.10%	1.06%[4]
Net Investment Income (Loss)	1.00%	1.14%	0.33%	(0.75)%	(1.05)%[4]
Portfolio Turnover Rate	0%	0%	0%	0%	0%[3]

CLASS N	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[2]
Net Asset Value, Beginning of Period	$9.65	$10.04	$9.28	$8.67	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.07	0.09	0.01	(0.09)	(0.09)
Net Gain (Loss) on Investments (Realized and Unrealized)	(2.78)	(0.40)	1.27	0.75	(1.24)

Total from Investment Operations	(2.71)	(0.31)	1.28	0.66	(1.33)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.07)	(0.08)	(0.52)	(0.05)	—
Distributions from Net Realized Gain	—	—	— [5]	—	— [5]

Total Distributions	(0.07)	(0.08)	(0.52)	(0.05)	— [5]

Net Asset Value, End of Period	$6.87	$9.65	$10.04	$9.28	$8.67
Total Return	(28.28)%	(2.97)%	13.79%	7.55%	(13.27)%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$25,421	$65,292	$67,838	$6,540	$1,421

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.34%	1.27%	1.41%	2.23%	4.67%[4]
Expenses After Investment Advisory Fees (Waived)	1.34%	1.27%	1.41%	2.23%	4.67%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.35%	1.35%	1.35%	1.35%	1.31%[4]
Net Investment Income (Loss)	0.75%	0.87%	0.09%	(1.00)%	(1.30)%[4]
Portfolio Turnover Rate	0%	0%	0%	0%	0%[3]

[1]	Calculated based on average shares outstanding during the period.

[2]	Commenced operations on May 18, 2015.

[3]	Not annualized.

[4]	Annualized.

[5]	Less than $0.005 per share.

DoubleLine Shiller Enhanced CAPE®

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$14.81	$15.16	$14.76	$12.32	$12.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.42	0.45	0.35	0.27	0.32
Net Gain (Loss) on Investments (Realized and Unrealized)	(2.72)	1.19	1.46	2.72	0.40

Total from Investment Operations	(2.30)	1.64	1.81	2.99	0.72
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.43)	(0.46)	(0.35)	(0.28)	(0.34)
Distributions from Net Realized Gain	(0.39)	(1.53)	(1.06)	(0.27)	(0.19)

Total Distributions	(0.82)	(1.99)	(1.41)	(0.55)	(0.53)

Net Asset Value, End of Period	$11.69	$14.81	$15.16	$14.76	$12.32
Total Return	(16.78)%	11.78%	12.40%	24.75%	6.09%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$4,633,848	$4,577,386	$4,013,700	$2,432,725	$673,308

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.55%	0.56%	0.55%	0.55%	0.63%
Expenses After Investment Advisory Fees (Waived)	0.54%	0.55%	0.54%	0.55%	0.63%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.54%	0.55%	0.54%	0.60%	0.63%
Net Investment Income (Loss)	2.70%	2.99%	2.17%	2.01%	2.66%
Portfolio Turnover Rate	62%	55%	60%	68%	67%

CLASS N	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$14.80	$15.14	$14.75	$12.31	$12.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.38	0.42	0.30	0.24	0.29
Net Gain (Loss) on Investments (Realized and Unrealized)	(2.72)	1.19	1.46	2.72	0.40

Total from Investment Operations	(2.34)	1.61	1.76	2.96	0.69
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.39)	(0.42)	(0.31)	(0.25)	(0.31)
Distributions from Net Realized Gain	(0.39)	(1.53)	(1.06)	(0.27)	(0.19)

Total Distributions	(0.78)	(1.95)	(1.37)	(0.52)	(0.50)

Net Asset Value, End of Period	$11.68	$14.80	$15.14	$14.75	$12.31
Total Return	(17.00)%	11.59%	12.06%	24.48%	5.84%

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$1,246,723	$1,236,075	$1,042,563	$758,400	$186,985

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.80%	0.81%	0.80%	0.80%	0.88%
Expenses After Investment Advisory Fees (Waived)	0.79%	0.80%	0.79%	0.80%	0.88%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.79%	0.80%	0.79%	0.85%	0.88%
Net Investment Income (Loss)	2.46%	2.75%	1.91%	1.76%	2.41%
Portfolio Turnover Rate	62%	55%	60%	68%	67%

[1]	Calculated based on average shares outstanding during the period.

DoubleLine Shiller Enhanced International CAPE®

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Period Ended March 31, 2017[2]
Net Asset Value, Beginning of Period	$10.17	$11.24	$10.86	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.29	0.34	0.22	0.03
Net Gain (Loss) on Investments (Realized and Unrealized)	(2.29)	(0.52)	0.86	0.85

Total from Investment Operations	(2.00)	(0.18)	1.08	0.88
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.29)	(0.43)	(0.35)	(0.02)
Distributions from Net Realized Gain	—	(0.46)	(0.35)	—

Total Distributions	(0.29)	(0.89)	(0.70)	(0.02)

Net Asset Value, End of Period	$7.88	$10.17	$11.24	$10.86
Total Return	(20.29)%	(1.13)%	9.92%	8.76%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$27,523	$42,621	$78,162	$19,384

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.80%	0.96%	1.04%	7.10%[4]
Expenses After Investment Advisory Fees (Waived)	0.77%	0.91%	1.02%	7.10%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.62%	0.60%	0.63%	0.64%[4]
Net Investment Income (Loss)	2.84%	3.25%	1.79%	0.72%[4]
Portfolio Turnover Rate	48%	72%	69%	38%[3]

CLASS N	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Period Ended March 31, 2017[2]
Net Asset Value, Beginning of Period	$10.17	$11.23	$10.86	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.27	0.32	0.18	0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	(2.29)	(0.52)	0.86	0.85

Total from Investment Operations	(2.02)	(0.20)	1.04	0.87
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.27)	(0.40)	(0.32)	(0.01)
Distributions from Net Realized Gain	—	(0.46)	(0.35)	—

Total Distributions	(0.27)	(0.86)	(0.67)	(0.01)

Net Asset Value, End of Period	$7.88	$10.17	$11.23	$10.86
Total Return	(20.50)%	(1.29)%	9.56%	8.72%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$13,044	$19,953	$29,160	$11,499

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.05%	1.20%	1.29%	4.93%[4]
Expenses After Investment Advisory Fees (Waived)	1.02%	1.15%	1.27%	4.93%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.87%	0.85%	0.87%	0.89%[4]
Net Investment Income (Loss)	2.61%	3.03%	1.52%	0.58%[4]
Portfolio Turnover Rate	48%	72%	69%	38%[3]

[1]	Calculated based on average shares outstanding during the period.

[2]	Commenced operations on December 23, 2016.

[3]	Not annualized.

[4]	Annualized.

DoubleLine Colony Real Estate and Income Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Year Ended March 31, 2020	Period Ended March 31, 2019[2]
Net Asset Value, Beginning of Period	$11.30	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.25	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	(2.65)	1.26

Total from Investment Operations	(2.40)	1.36
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.28)	(0.06)
Distributions from Net Realized Gain	(0.11)	—

Total Distributions	(0.39)	(0.06)

Net Asset Value, End of Period	$8.51	$11.30
Total Return	(22.08)%	13.69%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$94,289	$121,180

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.86%	1.46%[4]
Expenses After Investment Advisory Fees (Waived)	0.85%	1.42%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.62%	0.61%[4]
Net Investment Income (Loss)	2.29%	3.00%[4]
Portfolio Turnover Rate	100%	70%[3]

CLASS N	Year Ended March 31, 2020	Period Ended March 31, 2019[2]
Net Asset Value, Beginning of Period	$11.29	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.24	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	(2.65)	1.26

Total from Investment Operations	(2.41)	1.35
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.26)	(0.06)
Distributions from Net Realized Gain	(0.11)	—

Total Distributions	(0.37)	(0.06)

Net Asset Value, End of Period	$8.51	$11.29
Total Return	(22.21)%	13.53%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$3,809	$4,369

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.11%	1.67%[4]
Expenses After Investment Advisory Fees (Waived)	1.10%	1.62%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.87%	0.87%[4]
Net Investment Income (Loss)	2.03%	2.79%[4]
Portfolio Turnover Rate	100%	70%[3]

[1]	Calculated based on average shares outstanding during the period.

[2]	Commenced operations on December 17, 2018.

[3]	Not annualized.

[4]	Annualized.

PRIVACY POLICY

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;

•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;

•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails or other electronic communications; and

•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;

•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or

•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;

•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or

•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;

•	the right to rectify personal information;

•	the right to restrict the use of personal information;

•	the right to request that personal information is erased; and

•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

DoubleLine Funds

You can find more information about the Funds in the following documents:

Statement of Additional Information (SAI)

The Funds’ SAI provides more details about each Fund’s investments and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into this document and is legally considered part of this Prospectus. The SAI is available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

Annual and Semi-Annual Reports

Additional information about each Fund’s investments is or will be available in the Funds’ annual and semi-annual reports to shareholders. The Funds’ annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ most recent fiscal year.

To Obtain Information

You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by contacting the Funds:

By Email:

fundinfo@doubleline.com

By Internet:

Go to www.doublelinefunds.com

By Telephone:

Call 877-DLine11 (877-354-6311) or your financial intermediary.

By Mail:

Write to:

DoubleLine Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701 Milwaukee, WI 53201

Reports and other information about the Funds (including the statement of additional information) are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

If someone makes a statement about a Fund that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the distributor is offering to sell shares of a Fund to any person to whom a Fund may not lawfully sell its shares.

DoubleLine Funds || 333 S. Grand Ave., Suite 1800 || Los Angeles, CA 90071 || (877) DLINE11 or (877) 354-6311

fundinfo@doubleline.com || www.doublelinefunds.com

DL-PRO	DoubleLine Funds Trust Investment Company Act File Number 811-22378

DoubleLine Funds Prospectus July 31, 2020

Class

Fixed Income	R	6
Shares

DoubleLine Total Return Bond Fund	DDTRX

DoubleLine Core Fixed Income Fund	DDCFX

DoubleLine Low Duration Bond Fund	DDLDX

DoubleLine Flexible Income Fund	DFFLX

Equities

DoubleLine Shiller Enhanced CAPE®	DDCPX

Please read this document carefully before investing, and keep it for future reference.

Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

The Trust and the Funds

This Prospectus tells you about the DoubleLine mutual funds listed on the Prospectus cover. Each Fund is a series of DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”). The Funds offer other share classes that have different fees and expenses, which are described in the prospectus for those share classes. Most of the Funds provide investment programs investing principally in debt obligations and are referred to in this Prospectus as “fixed income funds.” The remaining Fund is DoubleLine Shiller Enhanced CAPE®.

Fund Summary

DoubleLine Total Return Bond Fund

Investment Objective

The Fund’s investment objective is to seek to maximize total return.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class R6 shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None
Fee for Redemption by Wire	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class R6
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.45%

[1] .	The “Other Expenses” shown include Acquired Fund Fees and Expenses of 0.01% or less. “Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including exchange-traded funds (“ETFs”) and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. When the Fund invests in other investment vehicles sponsored by the Adviser (defined below) or a related party of the Adviser (“other DoubleLine funds”), the Adviser will waive its advisory fee in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested. The Adviser waived advisory fees in an amount less than 0.01% pursuant to this waiver agreement in respect of investments made in other DoubleLine funds during the Fund’s most recent fiscal year. The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in Class R6 shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class R6
1 Year	$46
3 Years	$144
5 Years	$252
10 Years	$567

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund intends to invest more than 50% of its net assets in residential and commercial mortgage-backed securities and U.S. Treasury obligations rated at the time of investment Aa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA- or higher by S&P Global Ratings (“S&P”) or the equivalent by any other nationally recognized statistical rating organization or unrated securities that are determined by DoubleLine Capital LP (an “Adviser” or “DoubleLine Capital”) to be of comparable quality. These investments may include mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, and privately issued mortgage-backed securities. These investments also include, among others, government mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (interest-only and principal-only securities) and inverse floaters.

Since the Fund’s inception, the Fund has historically invested substantially all of its assets in mortgage-backed securities; short term investments, such as notes issued by U.S. Government agencies and shares of money market funds; and, from time to time, other asset-backed obligations, collateralized loan obligations (“CLOs”), obligations of the U.S. Government and its agencies, instrumentalities and sponsored corporations, and futures contracts. The Fund may invest in other instruments as part of its principal investment strategies, but it has not historically done so to a significant extent and there can be no assurance it will do so in the future.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. “Bonds” include bonds, debt securities, and other fixed income instruments issued by governmental or private-sector entities. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Fund may invest in bonds of any credit quality, including those that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization. Bonds and fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality. The Fund may invest a portion of its assets in inverse floater securities and interest-only and principal-only securities.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivative instruments and other investments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including options on swap agreements (“swaptions”)). The Fund incurs costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than one year and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may also engage in short sales or take short positions, either to adjust its duration or for other investment purposes.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the portfolio managers believe it would be appropriate to do so in order to readjust the duration of the Fund’s investment portfolio.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

¡	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to,

floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

¡

interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: the London Interbank Offered Rate (“LIBOR”) is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds”, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the

Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts (“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or the exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

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U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

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valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value (“NAV”). The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

Class R6 shares of the Fund did not have one full calendar year of performance prior to the date of this prospectus. For this reason, the Fund performance information shown below is for Class I shares, another class of the Fund that is invested in the same portfolio of securities as Class R6 shares. Annual returns would differ only to the extent that Class R6 shares and Class I shares have different expenses. The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year, and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/ or expense limitations (which applied to the Fund from inception through July 24, 2012), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	3.92%	Quarter ended 9/30/2011
Lowest:	(1.83%)	Quarter ended 12/31/2016

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was 2.63%.

Average Annual Total Returns (for the periods ended December 31, 2019)

Total Return Bond Fund	One Year	Five Years	Since Inception (April 6, 2010)
Class I
Return Before Taxes	5.81%	3.16%	5.84%
Return After Taxes on Distributions	4.25%	1.54%	3.75%
Return After Taxes on Distributions and Sale of Fund Shares	3.42%	1.68%	3.66%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.72%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for Class R6 shares may vary. The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. This index covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey E. Gundlach	Since the Fund’s inception in April 2010	Chief Executive Officer
Andrew Hsu	Since July 2019	Portfolio Manager
Ken Shinoda	Since July 2020	Portfolio Manager

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Core Fixed Income Fund

Investment Objective

The Fund’s investment objective is to seek to maximize current income and total return.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class R6 shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None
Fee for Redemption by Wire	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class R6
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.05%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.46%

[1]	“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including

ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. When the Fund invests in other DoubleLine funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested. The Adviser waived advisory fees in the amount of 0.06% pursuant to this waiver agreement in respect of investments made in other DoubleLine funds during the Fund’s most recent fiscal year. The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in Class R6 shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class R6
1 Year	$47
3 Years	$148
5 Years	$258
10 Years	$579

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income instruments. These fixed income instruments include but are not limited to securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations; corporate obligations; mortgage-backed securities of any kind, including commercial and residential mortgage-backed securities; asset-backed securities; foreign securities (corporate and government, including foreign hybrid securities); emerging market securities (corporate and government); fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities); and other securities bearing fixed or variable interest rates of any maturity. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Fund may invest in fixed income instruments of any credit quality, including those that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

The Fund may invest up to 5% of its net assets in defaulted corporate securities. The Fund might do so, for example, where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may exceed current market values. The Fund may invest a portion of its assets in inverse floaters and interest-only and principal-only securities.

The Fund may also invest a portion of its assets in fixed income instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging market countries. An “emerging market country” is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization, such as an institution in the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank Group”) or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The portfolio managers utilize active asset allocation in managing the Fund’s investments.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than two years and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may also engage in short sales or take short positions, either to adjust its duration or for other investment purposes.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

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asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

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counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

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defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

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derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of

LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks — LIBOR Risk” above for more information.

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emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

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financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

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foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

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high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

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inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

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investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

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leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

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liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

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loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

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market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

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mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

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portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

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real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Code, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

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restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

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securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

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structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

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U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

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valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

Class R6 shares of the Fund did not have one full calendar year of performance prior to the date of this prospectus. For this reason, the Fund performance information shown below is for Class I shares, another class of the Fund that is invested in the same portfolio of securities as Class R6 shares. Annual returns would differ only to the extent that Class R6 shares and Class I shares have different expenses. The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year, and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/ or expense limitations (which applied to the Fund from inception through July 24, 2012), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	4.35%	Quarter ended 9/30/2011
Lowest:	(2.36%)	Quarter ended 12/31/2016

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was 1.94%.

Average Annual Total Returns (for the periods ended December 31, 2019)

Core Fixed Income Fund	One Year	Five Years	Since Inception (June 1, 2010)
Class I
Return Before Taxes	7.99%	3.44%	5.16%
Return After Taxes on Distributions	6.48%	2.04%	3.51%
Return After Taxes on Distributions and Sale of Fund Shares	4.71%	2.00%	3.30%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.52%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for Class R6 shares may vary. The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. This index covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey E. Gundlach	Since the Fund’s inception in June 2010	Chief Executive Officer
Jeffrey J. Sherman	Since September 2016	Deputy Chief Investment Officer

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Low Duration Bond Fund

Investment Objective

The Fund’s investment objective is to seek current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class R6 shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None
Fee for Redemption by Wire	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class R6
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.40%

[1]	“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including

ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. When the Fund invests in other DoubleLine funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested. The Adviser waived advisory fees in the amount of 0.01% pursuant to this waiver agreement in respect of investments made in other DoubleLine funds during the Fund’s most recent fiscal year. The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in Class R6 shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class R6
1 Year	$41
3 Years	$128
5 Years	$224
10 Years	$505

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks current income by investing principally in debt securities of any kind. The Fund may invest without limit in mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, as well as those of private issuers not subject to any guarantee. Mortgage-backed securities include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters. The Fund may also invest in corporate debt obligations; asset-backed securities; foreign securities (corporate and government, including foreign hybrid securities); emerging market securities (corporate and government); inflation-indexed bonds; bank loans and assignments; income-producing securitized products, including CLOs; preferred securities; and other instruments bearing fixed or variable interest rates of any maturity.

The Adviser will normally seek to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of three years or less. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary significantly from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed three years at any time. The Fund may invest in individual securities of any maturity or duration.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal circumstances, the Fund intends to invest primarily in fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Adviser to be of comparable credit quality. The Fund may, however, invest up to 50% of its total assets in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the Adviser to be of comparable credit quality. Those instruments include high yield, high risk bonds, commonly known as “junk bonds.” The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. “Bonds” include bonds, debt securities and fixed income and income-producing instruments of any kind issued by governmental or private-sector entities. Most bonds consist of a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest, whether fixed, floating or variable, or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The Adviser interprets the term bond broadly as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

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asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

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defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

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derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

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emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

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financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

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foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•	high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

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investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

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leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

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liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

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loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

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market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

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mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

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portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

preferred securities risk: the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Code, or the exemption from registration under the1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

•

U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

Class R6 shares of the Fund did not have one full calendar year of performance prior to the date of this prospectus. For this reason, the Fund performance information shown below is for Class I shares, another class of the Fund that is invested in the same portfolio of securities as Class R6 shares. Annual returns would differ only to the extent that Class R6 shares and Class I shares have different expenses. The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year, and since inception periods compare to those of two broad-based securities market indexes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/ or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	1.74%	Quarter ended 3/31/2019
Lowest:	(0.30%)	Quarter ended 6/30/2013

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was (0.26%).

Average Annual Total Returns (for the periods ended December 31, 2019)

Low Duration Bond Fund	One Year	Five Years	Since Inception (September 30, 2011)
Class I
Return Before Taxes	4.72%	2.51%	2.48%
Return After Taxes on Distributions	3.36%	1.35%	1.45%
Return After Taxes on Distributions and Sale of Fund Shares	2.78%	1.40%	1.45%
ICE BofA 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	3.55%	1.39%	1.04%
Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index (reflects no deduction for fees, expenses or taxes)	4.04%	1.69%	1.39%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for Class R6 shares may vary. The ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. The Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index is an unmanaged index that tracks the performance of investment grade, dollar denominated, fixed rate, taxable bonds having a maturity of at least one year and less than three years. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Luz M. Padilla	Since the Fund’s inception in September 2011	Portfolio Manager
Robert Cohen	Since September 2016	Portfolio Manager
Jeffrey E. Gundlach	Since July 2019	Chief Executive Officer
Jeffrey J. Sherman	Since July 2019	Deputy Chief Investment Officer

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Flexible Income Fund

Investment Objective

The Fund’s investment objective is to seek long-term total return while striving to generate current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class R6 shares through a broker or other financial intermediary acting as an agent on your behalf.

Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None
Fee for Redemption by Wire	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class R6
Management Fees	0.62%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.69%

[1]	“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including

ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. When the Fund invests in other DoubleLine funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested. The Adviser waived advisory fees in the amount of 0.03% pursuant to this waiver agreement in respect of investments made in other DoubleLine funds during the Fund’s most recent fiscal year. The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in Class R6 shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class R6
1 Year	$70
3 Years	$221
5 Years	$384
10 Years	$859

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by active asset allocation among market sectors in the fixed income universe. These sectors may include, for example, U.S. Government securities, corporate debt securities, mortgage- and other asset-backed securities, foreign debt securities, including emerging market debt securities, loans, and high yield debt securities. The Adviser has broad flexibility to use various investment strategies and to invest in a wide variety of fixed income instruments that the Adviser believes offer the potential for current income, capital appreciation, or both. The Fund is not constrained by management against any index.

The Adviser expects to allocate the Fund’s assets in response to changing market, financial, economic, and political factors and events that the Fund’s portfolio managers believe may affect the values of the Fund’s investments. The allocation of the Fund’s assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The Fund may invest in securities of any credit quality. The Fund may invest without limit in securities rated below investment grade (securities rated Ba1 or below by Moody’s and BB+ or below by S&P and Fitch Ratings, Inc. (“Fitch”)) or unrated securities judged by the Adviser to be of comparable quality.

Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”.

The Fund may invest without limit in foreign securities, including emerging market securities and securities denominated in foreign currencies, including the local currencies of emerging markets.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser seeks to manage the Fund’s duration based on the Adviser’s view of, among other things, future interest rates and market conditions. There are no limits on the duration of the Fund’s portfolio. The Adviser retains broad discretion to modify the Fund’s duration within a wide range, including the discretion to construct a portfolio of investments for the Fund with a negative duration. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates as determined by the Adviser.

Under normal circumstances, the Fund intends to invest principally in instruments the Adviser expects to produce current income. These might include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) corporate obligations; (iii) mortgage-backed securities (including commercial and residential mortgage-backed securities) and other asset-backed securities, CMOs, government mortgage pass-through securities, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities), and inverse floaters; (iv) CDOs, including CLOs; (v) foreign securities (corporate and government, including foreign hybrid securities), including emerging market securities; (vi) fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, senior loans, second lien or other subordinated or unsecured fixed or floating rate loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities), which may take the form of loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); (vii) municipal securities and other debt obligations issued by states, local governments, and government-sponsored entities, including their agencies, authorities, and instrumentalities; (viii) inflation-indexed bonds; (ix) convertible securities; (x) preferred securities; (xi) REIT securities; (xii) distressed and defaulted securities; (xiii) payment-in-kind bonds; (xiv) zero-coupon bonds; (xv) custodial receipts, cash and cash equivalents;

(xvi) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (xvii) other instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund also may use derivatives transactions with the purpose or effect of creating investment leverage. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful. The Fund may enter into currency-related transactions, including forward exchange contracts and futures contracts. The Fund may, but will not necessarily, enter into foreign currency exchange transactions to hedge against currency exposure in its portfolio.

The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset’s value will decrease between the time the position is established and the agreed date of sale.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls), which may create investment leverage.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk: the risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

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defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

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derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

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emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

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foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk: the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to

REITs under the Code or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund.

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sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

•

U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

Class R6 shares of the Fund did not have one full calendar year of performance prior to the date of this prospectus. For this reason, the Fund performance information shown below is for Class I shares, another class of the Fund that is invested in the same portfolio of securities as Class R6 shares. Annual returns would differ only to the extent that Class R6 shares and Class I shares have different expenses. The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year and since inception periods compare to those of a broad-based securities market index and another performance benchmark. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/ or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	3.08%	Quarter ended 3/31/2019
Lowest:	(1.25%)	Quarter ended 12/31/2018

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was (3.95%).

Average Annual Total Returns (for the periods ended December 31, 2019)

Flexible Income Fund	One Year	Five Years	Since Inception (April 7, 2014)
Class I
Return Before Taxes	7.21%	3.67%	3.61%
Return After Taxes on Distributions	5.28%	1.89%	1.84%
Return After Taxes on Distributions and Sale of Fund Shares	4.24%	2.00%	1.96%
ICE BofA 1-3 Year Eurodollar Index (reflects no deduction for fees, expenses or taxes)	5.14%	2.25%	2.05%
LIBOR USD 3 Month (reflects no deduction for fees, expenses or taxes)	2.40%	1.39%	1.25%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for Class R6 shares may vary. The LIBOR (i.e., the London Interbank Offered Rate) USD 3 Months is an indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market. The ICE BofA 1-3 Year Eurodollar Index is a subset of the ICE BofA Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The ICE BofA Eurodollar Index tracks the performance of US dollar denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch). It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey E. Gundlach	Since the Fund’s inception in April 2014	Chief Executive Officer
Jeffrey J. Sherman	Since September 2016	Deputy Chief Investment Officer

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Fund Summary

DoubleLine Shiller Enhanced CAPE®

Investment Objective

The Fund’s investment objective is to seek total return which exceeds the total return of its benchmark index.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class R6 shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None
Fee for Redemption by Wire	$15

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class R6
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.50%

[1]	The Fund enters into index-related swap transactions, under which the Fund incurs fees payable to its counterparties and other costs. Those fees and costs reduce the index-based returns to the Fund under the swaps. During the Fund’s most recent fiscal year, under its index-related swap transactions, the Fund incurred fees payable to its swap counterparties ranging from 0.38% to 0.47% (expressed as an annualized percentage of the notional amounts of the swaps). Swap returns are typically also reduced by amounts based on short-term interest rates (applied against the notional amounts of the swaps) and potentially by other amounts. Such fees and costs are not reflected in the table above or in the example below. See “Index Risk – Note regarding Index-Based Swaps” for more information regarding such fees and costs.

[2]

‘‘Acquired Fund Fees and Expenses’’ are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. When the Fund invests in other DoubleLine funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested. The Adviser waived advisory fees in the amount of 0.01% pursuant to this waiver agreement in respect of investments made in other DoubleLine funds during the Fund’s most recent fiscal year. The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in Class R6 shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class R6
1 Year	$51
3 Years	$160
5 Years	$280
10 Years	$628

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio. However, portfolio turnover rate is determined using a required formula which does not call for the inclusion of cash or cash equivalent instruments or certain derivatives transactions. If the Fund’s transactions in cash and cash equivalent instruments and derivatives were reflected in the calculation, the Fund’s portfolio turnover rate shown would be higher.

Principal Investment Strategies

The Fund seeks total return (capital appreciation and current income) in excess of the Shiller Barclays CAPE® US Sector TR USD Index (the “Index”).

The Fund will seek to use derivatives, or a combination of derivatives and direct investments, to provide a return (before fees and expenses) that approximates the performance of the Index. The Fund will also invest in a portfolio of debt securities to seek to provide additional total return over the long term. The Fund uses investment leverage as part of its principal investment strategies. The Fund expects normally to invest an amount approximately equal to its net assets directly in a portfolio of debt securities while also maintaining notional exposure to the Index providing the Fund with economic exposure to the Index in an amount up to the value of the Fund’s net assets. As a result, the Fund’s total investment exposure (direct investments in debt securities plus notional exposure to the Index) will typically be equal to approximately 200% of the Fund’s net asset value. It is possible that the Fund could lose money on both its investments in debt securities and its exposure to the Index at the same time.

The Fund will normally use derivatives in an attempt to create an investment return that approximates (before fees and expenses) the Index’s return. For example, the Fund might enter into swap transactions or futures transactions designed to provide the Fund a return before fees and expenses approximating the Index’s return, including swap transactions or futures transactions where the reference asset is the Index or a modified version of the Index, one or more components of the Index, or an unrelated index or basket of securities. The transaction pricing of any swap transaction will reflect a number of factors that will cause the return on the swap transaction to underperform the Index. Please see “Index Risk — Note regarding Index-Based Swaps” for more information. The Fund expects to use only a small percentage of its assets to attain the desired exposure to the Index because of the structure of the derivatives the Fund expects to use. As a result, use of those derivatives along with the Fund’s investments in a portfolio of debt securities will create investment leverage in the Fund’s portfolio. In certain cases, derivatives based on the Index or that use the Index as the reference asset might be unavailable or the pricing of those derivatives might be unfavorable; in those cases, the Fund might attempt to approximate the Index’s return by purchasing some or all of the securities comprising the Index, or portions of the Index at the time. If the Fund at any time invests directly in the securities comprising the Index, the assets so invested will be unavailable for investment in debt instruments, and the Fund’s ability to pursue its investment strategy fully and achieve its investment objective may be limited.

To the extent use of the above-described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund expects to invest those assets in a portfolio of debt instruments managed by the Adviser to seek to provide additional total return over the long term.

The Shiller Barclays CAPE® US Sector TR USD Index. The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of inflation adjusted earnings to account for earnings and market cycles. Traditional valuation measures, such as the price-earnings (PE) ratio, by contrast, typically rely on earnings information from only the past year. The Index uses a relative version of the classic CAPE® Ratio to identify undervalued sectors while also seeking to exclude a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return. There can be no assurance that the Index will provide a better measure of value than more traditional measures, over any period or over the long term.

The Index’s composition is determined monthly. Each month, the Index’s methodology ranks eleven US sectors based on a modified CAPE® Ratio (a “value” factor) and a twelve-month price momentum factor (a “momentum”

factor). Each US sector is represented by a sector ETF that tracks a sector index, which is an ETF in the family of Select Sector SPDR Funds or, in the case of the real estate sector, the iShares Dow Jones U.S. Real Estate Index Fund. The Index methodology selects the five US sectors with the lowest modified CAPE® Ratio — the sectors that are the most undervalued according to the CAPE® Ratio. Only four of these five sectors, however, end up in the Index for a given month, as the sector with the worst 12-month price momentum among the five selected sectors is eliminated. The Index methodology allocates an equally weighted long (i.e., investment) exposure to the four remaining US sectors.

Through the Fund’s investments related to the Index, the Fund will have focused exposures to the sectors making up the Index at any given time. As a result, the Fund’s net asset value may be affected to a greater degree by factors affecting those sectors or industries than a fund that invests more broadly.

If derivatives designed to provide the Fund a return approximating the Index’s return become unavailable or for other reasons, the Adviser may seek investment exposure to the sectors comprising the Index by investing directly in some or all of the sector ETFs or securities that correspond to those sectors, or by utilizing derivatives that are designed to provide long exposure to either the sector ETFs themselves or the indices that the sector ETFs seek to track. The Adviser or the Fund’s Board of Trustees may in their sole discretion and without advance notice to shareholders select, in place of the Index, another index (such as the S&P 500® Index) or a basket of investments. The Fund may gain exposure to any substitute index or basket of investments in any manner the Adviser determines appropriate, including those described above with respect to how the Fund may obtain exposure to the Index.

Although a portion of the Fund’s assets may be invested in instruments the performance of which is based on an index, the Fund’s overall portfolio includes other investments. Therefore, the Fund is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund.

During the Fund’s most recent fiscal year, the Fund entered into swap transactions related to the Index with a limited number of counterparties. The Fund will likely enter into swap transactions related to the Index with a limited number of counterparties for the foreseeable future. In selecting swap counterparties for the Fund, the Adviser will normally consider a variety of factors, including, without limitation: cost; the quality, reliability, and responsiveness of a counterparty; the operational compatibility between a counterparty and the Adviser; and a counterparty’s creditworthiness.

The Fund’s Investments in Debt Instruments. Under normal circumstances, to the extent use of the above-described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund intends to invest those assets in a portfolio of debt instruments managed by the Adviser to seek to provide additional total return over the long term. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more fixed income funds advised by DoubleLine Capital or a related party of DoubleLine Capital. Debt instruments in which the Fund may invest may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) corporate obligations; (iii) mortgage-backed securities (including commercial and residential mortgage-backed securities) and other asset-backed securities, CMOs, government mortgage pass-through securities, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities), and inverse floaters; (iv) CDOs, including CLOs; (v) foreign securities (corporate and government, including foreign hybrid securities), including emerging market securities; (vi) fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, senior loans, second lien or other subordinated or unsecured fixed or floating rate loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities), which may take the form of loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); (vii) municipal securities and other debt obligations issued by states, local governments, and government-sponsored entities, including their agencies, authorities, and instrumentalities; (viii) inflation-indexed bonds; (ix) convertible securities; (x) preferred securities; (xi) REIT securities; (xii) payment-in-kind bonds; (xiii) zero-coupon bonds; (xiv) custodial receipts, cash and cash equivalents; (xv) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (xvi) other instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may invest in any level of the capital structure of an issuer of mortgage-

backed or asset-backed securities, but does not intend to invest in the equity or “first loss” tranche of such investments.

In managing the Fund’s portfolio of debt instruments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with an overall dollar-weighted average effective duration of between one year and three years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates as determined by the Adviser. The longer a portfolio’s effective duration, the more sensitive it will be to changes in interest rates. The effective duration of the Fund’s portfolio of debt instruments may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the portfolio will always be within its target range. The Adviser monitors the effective duration of the Fund’s portfolio of debt instruments to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Fund may invest in debt instruments of any credit quality, which may include securities that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization or unrated securities judged by the Adviser to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. Generally, lower-rated debt securities offer a higher yield than higher-rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher-rated securities of similar maturity. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

The Fund may invest a portion of its assets in inverse floater securities and interest-only and principal-only securities. An inverse floater is a type of instrument, which may be backed by or related to a mortgage-backed security, that bears a floating or variable interest rate that moves in the opposite direction to movements in interest rates generally or the interest rate on another security or index. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.

The Fund may invest a portion of its assets in debt instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging market countries. An “emerging market country” is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including those sponsored or managed by the Adviser or its related parties. The Fund may engage in short sales or take short positions, either to earn additional return or to hedge existing investments.

In managing the Fund’s debt instruments, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The portfolio managers utilize active asset allocation in managing the Fund’s investments in debt instruments.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

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affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

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asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	collateralized debt obligations risk: the risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. The Fund has historically obtained exposure to the Index through swap transactions with a limited number of counterparties and will likely enter into swap transactions related to the Index with a limited number of counterparties for the foreseeable future. To the extent that the Fund enters into multiple transactions with a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

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defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

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derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks — LIBOR Risk” above for more information.

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emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid ; and expropriation, nationalization or other adverse political or economic developments.

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equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

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financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

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foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

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high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

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index risk: the risk that the Fund’s investments in derivatives based on the Index or that use the Index as the reference asset, or other substitute investment exposure to the Index, may underperform the return of the Index for a number of reasons, including, for example,

(i) the performance of derivatives related to the Index may not correlate with the Index and/or may underperform the Index due to transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the Index or find parties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out the Index’s methodology, or the Index provider may incorrectly report information concerning the Index. Although the Adviser has licensed from the Index’s sponsor the right to use the Index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that the Index will be maintained indefinitely or that the Fund will be able to continue to utilize the Index to implement the Fund’s principal investment strategies indefinitely. If the sponsor of the Index ceases to maintain the Index, the Fund no longer has the ability to utilize the Index to implement its principal investment strategies, or other circumstances exist that the Adviser or the Fund’s Board of Trustees concludes substantially limit the Fund’s ability to create cost-effective synthetic investment exposure to the Index, the Adviser or the Fund’s Board of Trustees may substitute the Index with another index that it chooses in its sole discretion and without advance notice to shareholders. There can be no assurance that any substitute index so selected will be similar to the Index or will perform in a manner similar to the Index. Unavailability of the Index could affect adversely the ability of the Fund to achieve its investment objective.

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inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

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investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

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leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

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liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

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loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

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market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect the Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

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market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

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portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

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real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Code or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

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securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund.

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structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, collateralized debt obligations (“CDOs”), mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

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U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

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valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

Class R6 shares of the Fund did not have one full calendar year of performance prior to the date of this prospectus. For this reason, the Fund performance information shown below is for Class I shares, another class of the Fund that is invested in the same portfolio of securities as Class R6 shares. Annual returns would differ only to the extent that Class R6 shares and Class I shares have different expenses. The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the 1-year, 5-year, and since inception periods compare to those of a broad-based securities market index and another performance benchmark. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/ or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	16.27%	Quarter ended 3/31/2019
Lowest:	(15.43%)	Quarter ended 12/31/2018

The year-to-date total return for the Fund’s Class I shares as of June 30, 2020 was (9.29)%.

Average Annual Total Returns (for the periods ended December 31, 2019)

Shiller Enhanced CAPE®	One Year	Five Years	Since Inception (October 31, 2013)
Class I
Return Before Taxes	33.82%	14.47%	15.36%
Return After Taxes on Distributions	31.47%	11.98%	13.06%
Return After Taxes on Distributions and Sale of Fund Shares	20.44%	10.68%	11.59%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	12.68%
Shiller Barclays CAPE® US Sector TR USD Index (reflects no deduction for fees, expenses or taxes)	32.02%	14.02%	14.56%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for Class R6 shares may vary. The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Shiller Barclays CAPE® US Sector TR USD Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® Ratio. It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to reduce the risk of investing in a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey E. Gundlach	Since the Fund’s inception in October 2013	Chief Executive Officer
Jeffrey J. Sherman	Since the Fund’s inception in October 2013	Deputy Chief Investment Officer

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please see “Summary of Other Important Information Regarding Fund Shares.”

Summary of Other Important Information

Regarding Fund Shares

Purchase and Sale of Shares

Only authorized dealers, brokers, or other service providers (“financial intermediaries”) who have an agreement with the Funds’ distributor to make Class R6 shares available to their clients who are Class R6 eligible plans (as defined below) or other eligible investors are authorized to accept, on behalf of the Fund, purchase and exchange orders and redemption requests for Class R6 shares placed by or on behalf of Class R6 eligible plans. In addition, Class R6 shares may also be purchased directly from a Fund’s transfer agent by a Class R6 eligible plan if such shares are held in an omnibus account opened in the plan’s name directly with the Fund’s transfer agent.

Class R6 shares may be purchased or redeemed on any business day when the New York Stock Exchange (“NYSE”) opens for regular trading. The Funds have not established minimum initial or subsequent investment amounts for Class R6 shares. Certain financial intermediaries may have their own investment minimums, which may be waived at the intermediaries’ discretion. The Funds reserve the right to change the minimum initial and subsequent investment amounts without prior notice.

Tax Information

The Funds’ distributions generally are taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. If you invest through such tax-advantaged arrangements, you may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s Adviser, and the Fund’s distributor or any of their affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your individual salesperson or visit your financial intermediary’s website for more information.

Additional Information About

Principal Investment Strategies and Principal Risks

Investment Objectives

Each Fund’s investment objective described in the respective Summary Section is non-fundamental, which means each Fund may change its investment objective without shareholder approval or prior notice.

Principal Investment Strategies

DoubleLine Total Return Bond Fund

Under normal circumstances, the DoubleLine Total Return Bond Fund intends to invest more than 50% of its net assets in residential and commercial mortgage-backed securities and U.S. Treasury obligations rated at the time of investment Aa3 or higher by Moody’s or AA- or higher by S&P or the equivalent by any other nationally recognized statistical rating organization or unrated securities that are determined by the Adviser to be of comparable quality. These investments may include mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, and privately issued mortgage-backed securities. These investments also include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (interest-only and principal-only securities) and inverse floaters.

Since the Fund’s inception, the Fund has historically invested substantially all of its assets in mortgage-backed securities; short term investments, such as notes issued by U.S. Government agencies and shares of money market funds; and, from time to time, other asset-backed obligations, CLOs, obligations of the U.S. Government and its agencies, instrumentalities and sponsored corporations, and futures contracts. The Fund may invest in other instruments as part of its principal investment strategies as described below, but it has not historically done so to a significant extent and there can be no assurance it will do so in the future.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. Please see “Other Information Regarding Principal Investment Strategies” on page 123 of this Prospectus. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Fund may invest in bonds of any credit quality, including those that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization. Bonds and fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. Generally, lower-rated debt securities offer a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

Investment in secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation or other credit event. The Fund may enter into a credit default swap on either side (making such a stream of payments or agreeing to provide the specified return).

The Fund may invest a portion of its assets in inverse floater securities and interest-only and principal-only securities. An inverse floater is a type of instrument, which may be backed by or related to a mortgage-backed security, that bears a floating or variable interest rate that moves in the opposite direction to movements in interest rates generally or the interest rate on another security or index. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, interest-only and principal-only securities are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivative instruments and other investments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including options on swap agreements (“swaptions”)). The Fund incurs costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than one year and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may also engage in short sales or take short positions, either to adjust its duration or for other investment purposes.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the portfolio managers believe it would be appropriate to do so in order to readjust the duration of the Fund’s investment portfolio.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield, and total return are (in alphabetical order) the following:

•   Asset-Backed Securities Investment Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Financial Services Risk

•   High Yield Risk

•   Inflation-Indexed Bond Risk

• Leveraging Risk • Liquidity Risk • Loan Risk • Market Risk • Mortgage-Backed Securities Risk • Operational and Information Security Risks • Portfolio Management Risk • Price Volatility Risk	• Real Estate Risk • Restricted Securities Risk • Securities or Sector Selection Risk • Structured Products and Structured Notes Risk • U.S. Government Securities Risk • Valuation Risk

Please see page 124 of this Prospectus for more information regarding these risks.

DoubleLine Core Fixed Income Fund

Under normal circumstances, the DoubleLine Core Fixed Income Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income instruments. Please see “Other Information Regarding Principal Investment Strategies” on page 123 of this Prospectus. These fixed income instruments include but are not limited to securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations; corporate obligations; mortgage-backed securities of any kind, including commercial and residential mortgage-backed securities; asset-backed securities; foreign securities (corporate and government, including foreign hybrid securities); emerging market securities (corporate and government); fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities); and other securities bearing fixed or variable interest rates of any maturity. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

Mortgage-backed securities include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities and inverse floaters. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights.

The Fund may invest in fixed income instruments of any credit quality, including those that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Fund’s Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. Generally, lower-rated debt securities offer a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

Investment in secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation or other credit event. The Fund may enter into a credit default swap on either side (making such a stream of payments or agreeing to provide the specified return).

The Fund may invest up to 5% of its net assets in defaulted corporate securities. The Fund might do so, for example, where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may exceed current market values.

The Fund may invest a portion of its assets in inverse floater securities and interest-only and principal-only securities. An inverse floater is a type of instrument, which may be backed by or related to a mortgage-backed security, that bears a floating or variable interest rate that moves in the opposite direction to movements in interest rates generally or the interest rate on another security or index. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.

The Fund may invest a portion of its assets in fixed income instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging market countries. An “emerging market country” is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The portfolio managers utilize active asset allocation in managing the Fund’s investments.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than two years and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may also engage in short sales or take short positions, either to adjust its duration or for other investment purposes.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield, and total return are (in alphabetical order) the following:

• Affiliated Fund Risk • Asset-Backed Securities Investment Risk • Counterparty Risk • Debt Securities Risks • Defaulted Securities Risk	• High Yield Risk • Inflation-Indexed Bond Risk • Investment Company and Exchange-Traded Fund Risk • Leveraging Risk • Liquidity Risk	• Price Volatility Risk • Real Estate Risk • Restricted Securities Risk • Securities or Sector Selection Risk

• Derivatives Risk • Emerging Market Country Risk • Financial Services Risk • Foreign Currency Risk • Foreign Investing Risk	• Loan Risk • Market Risk • Mortgage-Backed Securities Risk • Operational and Information Security Risks • Portfolio Management Risk	• Structured Products and Structured Notes Risk • U.S. Government Securities Risk • Valuation Risk

Please see page 124 of this Prospectus for more information regarding these risks.

DoubleLine Low Duration Bond Fund

The DoubleLine Low Duration Bond Fund seeks current income by investing principally in debt securities of any kind.

The Fund may invest without limit in mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, as well as those of private issuers not subject to any guarantee. Mortgage-backed securities include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters. The Fund may also invest in corporate debt obligations; asset-backed securities; foreign securities (corporate and government, including foreign hybrid securities); emerging market securities (corporate and government); inflation-indexed bonds; bank loans and assignments; income-producing securitized products, including CLOs; preferred securities; and other instruments bearing fixed or variable interest rates of any maturity.

The Fund’s Adviser will normally seek to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of three years or less. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary significantly from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed three years at any time. The Fund may invest in individual securities of any maturity or duration.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal circumstances, the Fund intends to invest primarily in fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Fund’s Adviser to be of comparable credit quality. The Fund may, however, invest up to 50% of its total assets in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the Fund’s Adviser to be of comparable credit quality. Those instruments include high yield, high risk bonds, commonly known as “junk bonds”. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Fund’s Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

The Fund may also enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Fund may also use derivatives transactions with the purpose or effect of creating investment leverage.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. Please see “Other Information Regarding Principal Investment Strategies” on page 123 of this Prospectus. If the Fund changes its 80% policy, it will notify shareholders at least 60 days in advance of the change.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Fund’s Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield, and total return are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset-Backed Securities Investment Risk

•   Collateralized Debt Obligations Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Financial Services Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Preferred Securities Risk

•   Price Volatility Risk

•   Real Estate Risk

•   Restricted Securities Risk

•   Securities or Sector Selection Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 124 of this Prospectus for more information regarding these risks.

DoubleLine Flexible Income Fund

The DoubleLine Flexible Income Fund seeks to achieve its investment objective by active asset allocation among market sectors in the fixed income universe. These sectors may include, for example, U.S. Government securities, corporate debt securities, mortgage- and other asset-backed securities, foreign debt securities, including emerging market debt securities, loans, and high yield debt securities. The Adviser has broad flexibility to use various investment strategies and to invest in a wide variety of fixed income instruments that the Adviser believes offer the potential for current income, capital appreciation, or both. The Fund is not constrained by management against any index.

The Adviser expects to allocate the Fund’s assets in response to changing market, financial, economic, and political factors and events that the Fund’s portfolio managers believe may affect the values of the Fund’s investments. The allocation of the Fund’s assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The Fund may invest in securities of any credit quality. The Fund may invest without limit in securities rated below investment grade (securities rated Ba1 or below by Moody’s and BB+ or below by S&P and Fitch) or unrated securities judged by the Adviser to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. Generally, lower-rated debt securities offer a higher yield than higher-rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher-rated securities of similar maturity.

The Fund may invest without limit in foreign securities, including emerging market securities and securities denominated in foreign currencies, including the local currencies of emerging markets.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser seeks to manage the Fund’s duration based on the Adviser’s view of, among other things, future interest rates and market conditions. There are no limits on the duration of the Fund’s portfolio. The Adviser retains broad discretion to modify the Fund’s duration within a wide range, including the discretion to construct a portfolio of investments for the Fund with a negative duration. For example, the Adviser may extend the Fund’s duration significantly when the Adviser believes market interest rates will decline and shorten the Fund’s duration, or cause the Fund’s portfolio to have a negative duration, during periods when the Adviser expects interest rates to increase. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point, while the value of a portfolio of fixed income securities with an average duration of negative three years would generally be expected to decline in value by approximately 3% if interest rates decreased by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates as determined by the Adviser.

Under normal circumstances, the Fund intends to invest principally in instruments the Adviser expects to produce current income (i.e., fixed income obligations and other income-producing instruments). Please see “Other Information Regarding Principal Investment Strategies” on page 123 of this Prospectus. These might include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) corporate obligations; (iii) foreign securities (corporate and government, including foreign hybrid securities), including emerging market securities; (iv) fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, senior loans, second lien or other subordinated or unsecured fixed or floating rate loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities), which may take the form of loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); (v) municipal securities and other debt obligations issued by states, local governments, and government-sponsored entities, including their agencies, authorities, and instrumentalities; (vi) distressed and defaulted securities; (vii) custodial receipts, cash and cash equivalents; (viii) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (ix) other instruments bearing fixed, floating, or variable interest rates of any maturity. Fixed income obligations may also include, among others, the following types of investments:

Mortgage-backed securities (including commercial and residential mortgage-backed securities) and other asset-backed securities, CDOs, including CLOs and CMOs, government mortgage pass-through securities, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities), and inverse floaters. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Inflation-indexed bonds, which are fixed income securities whose principal values are periodically adjusted according to a measure of inflation.

Convertible securities, which include bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer.

Preferred securities, which represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends.

REIT securities, which are pooled investment vehicles that own, and typically operate, income-producing real estate or interests in real estate, such as, but not limited to, interests in agency mortgage REITs, non-agency mortgage REITs, commercial mortgage REITs, and equity REITs.

Zero-coupon and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund also may use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful. The Fund may enter into currency-related transactions, including forward exchange contracts and futures contracts. The Fund may, but will not necessarily, enter into foreign currency exchange transactions to hedge against currency exposure in its portfolio. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset’s value will decrease between the time the position is established and the agreed date of sale.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls), which may create investment leverage.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Fund’s Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

The Fund may invest in equity securities, of any kind, and of U.S. or foreign issuers of any size. Equity securities include common stocks, preferred stocks, and securities convertible into common or preferred stocks, and options and warrants to purchase common or preferred stocks.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset Allocation Risk

•   Asset-Backed Securities Investment Risk

•   Cash Position Risk

•   Collateralized Debt Obligations Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Financial Services Risk

•   Focused Investment Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Preferred Securities Risk

•   Price Volatility Risk

•   Real Estate Risk

•   Restricted Securities Risk

•   Securities or Sector Selection Risk

•   Short Position Risk

•   Sovereign Debt Obligations Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 124 of this Prospectus for more information regarding these risks.

DoubleLine Shiller Enhanced CAPE®

The DoubleLine Shiller Enhanced CAPE® Fund seeks total return (capital appreciation and current income) in excess of the Shiller Barclays CAPE® US Sector TR USD Index (the “Index”).

The Fund will seek to use derivatives, or a combination of derivatives and direct investments, to provide a return (before fees and expenses) that approximates the performance of the Index. The Fund will also invest in a portfolio of debt securities to seek to provide additional total return over the long term. The Fund uses investment leverage as part of its principal investment strategies. The Fund expects normally to invest an amount approximately equal to its net assets directly in a portfolio of debt securities while also maintaining notional exposure to the Index providing the Fund with economic exposure to the Index in an amount up to the value of the Fund’s net assets. As a result, the Fund’s total investment exposure (direct investments in debt securities plus notional exposure to the Index) will typically be equal to approximately 200% of the Fund’s net asset value. It is possible that the Fund could lose money on both its investments in debt securities and its exposure to the Index at the same time.

The Fund will normally use derivatives in an attempt to create an investment return that approximates (before fees and expenses) the Index’s return. For example, the Fund might enter into swap transactions or futures transactions designed to provide the Fund a return before fees and expenses approximating the Index’s return, including swap transactions or futures transactions where the reference asset is the Index or a modified version of the Index, one or more components of the Index, or an unrelated index or basket of securities. The transaction pricing of any swap transaction will reflect a number of factors that will cause the return on the swap transaction to underperform the Index. Please see “Index Risk — Note regarding Index-Based Swaps” for more information. The Fund expects to use only a small percentage of its assets to attain the desired exposure to the Index because of the structure of the derivatives the Fund expects to use. As a result, use of those derivatives along with the Fund’s investments in a portfolio of debt securities will create investment leverage in the Fund’s portfolio. In certain cases, derivatives based on the Index or that use the Index as the reference asset might be unavailable or the pricing of those derivatives might be unfavorable; in those cases, the Fund might attempt to approximate the Index’s return by purchasing some or all of the securities comprising the Index , or portions of the Index, at the time. If the Fund at any time invests directly in the securities comprising the Index, the assets so invested will be unavailable for investment in debt instruments, and the Fund’s ability to pursue its investment strategy fully and achieve its investment objective may be limited.

To the extent use of the above described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund expects to invest those assets in a portfolio of debt instruments managed by the Adviser to seek to provide additional total return over the long term.

The Shiller Barclays CAPE® US Sector TR USD Index. The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of inflation adjusted earnings to account for earnings and market cycles. Traditional valuation measures, such as the price-earnings (PE) ratio, by contrast, typically rely on earnings information from only the past year. The Index uses a relative version of the classic CAPE® Ratio to identify undervalued sectors while also seeking to exclude a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return. There can be no assurance that the Index will provide a better measure of value than more traditional measures, over any period or over the long term.

The Index’s composition is determined monthly. Each month, the Index’s methodology ranks eleven US sectors based on a modified CAPE® Ratio (a “value” factor) and a twelve-month price momentum factor (a “momentum” factor). Each US sector is represented by a sector ETF that tracks a sector index, which is an ETF in the family of Select Sector SPDR Funds or, in the case of the real estate sector, the iShares Dow Jones U.S. Real Estate Index Fund. The Index methodology selects the five US sectors with the lowest modified CAPE® Ratio — the sectors that are the most undervalued according to the CAPE® Ratio. Only four of these five sectors, however, end up in the Index for a given month, as the sector with the worst 12-month price momentum among the five selected sectors is eliminated. The Index methodology allocates an equally weighted long (i.e., investment) exposure to the four remaining US sectors. As of the date of this Prospectus, the eleven sectors that may be selected by the Index methodology include

Communication Services, Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Materials, Technology, Utilities and Real Estate.

The Select Sector SPDR Funds are typically comprised of issuers represented in the S&P 500 Index. As of June 30, 2020, the issuers represented in the S&P 500 Index had market capitalizations ranging from $1.8 billion to $1,581 billion.

Through the Fund’s investments related to the Index, the Fund will have focused exposures to the sectors making up the Index at any given time. As a result, the Fund’s net asset value may be affected to a greater degree by factors affecting those sectors or industries than a fund that invests more broadly.

If derivatives designed to provide the Fund a return approximating the Index’s return become unavailable or for other reasons, the Adviser may seek investment exposure to the sectors comprising the Index by investing directly in some or all of the sector ETFs or securities that correspond to those sectors, or by utilizing derivatives that are designed to provide long exposure to either the sector ETFs themselves or the indices that the sector ETFs seek to track. The Adviser or the Fund’s Board of Trustees may in their sole discretion and without advance notice to shareholders select, in place of the Index, another index (such as the S&P 500® Index) or a basket of investments. The Fund may gain exposure to any substitute index or basket of investments in any manner the Adviser determines appropriate, including those described above with respect to how the Fund may obtain exposure to the Index.

Although a portion of the Fund’s assets may be invested in instruments the performance of which is based on an index, the Fund’s overall portfolio includes other investments. Therefore, the Fund is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund.

During the Fund’s most recent fiscal year, the Fund entered into swap transactions related to the Index with a limited number of counterparties. The Fund will likely enter into swap transactions related to the Index with a limited number of counterparties for the foreseeable future. In selecting swap counterparties for the Fund, the Adviser will normally consider a variety of factors, including, without limitation: cost; the quality, reliability, and responsiveness of a counterparty; the operational compatibility between a counterparty and the Adviser; and a counterparty’s creditworthiness.

The Fund’s Investments in Debt Instruments. Under normal circumstances, to the extent use of the above-described derivatives strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, the Fund intends to invest those assets in a portfolio of debt instruments managed by the Adviser to seek to provide additional total return over the long term. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more fixed income funds advised by DoubleLine Capital or a related party of DoubleLine Capital. Debt instruments in which the Fund may invest may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) corporate obligations; (iii) mortgage-backed securities (including commercial and residential mortgage-backed securities) and other asset-backed securities, CMOs, government mortgage pass-through securities, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities), and inverse floaters; (iv) CDOs, including CLOs; (v) foreign securities (corporate and government, including foreign hybrid securities), including emerging market securities; (vi) fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, senior loans, second lien or other subordinated or unsecured fixed or floating rate loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities), which may take the form of loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); (vii) municipal securities and other debt obligations issued by states, local governments, and government-sponsored entities, including their agencies, authorities, and instrumentalities; (viii) inflation-indexed bonds; (ix) convertible securities; (x) preferred securities; (xi) REIT securities; (xii) payment-in-kind bonds; (xiii) zero-coupon bonds; (xiv) custodial receipts, cash and cash equivalents; (xv) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (xvi) other instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, but does not intend to invest in the equity or “first loss” tranche of such investments.

In managing the Fund’s portfolio of debt instruments under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with an overall dollar-weighted average effective duration of between one year and three years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates as determined by the Adviser. The longer a portfolio’s effective duration, the more sensitive it will be to changes in interest rates. The effective duration of the Fund’s portfolio of debt instruments may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the portfolio will always be within its target range. The Adviser monitors the effective duration of the Fund’s portfolio of debt instruments to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk.

Please see “Other Information Regarding Principal Investment Strategies” on page 123 of this Prospectus. Mortgage-backed securities include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities and inverse floaters. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights.

The Fund may invest in debt instruments of any credit quality, which may include securities that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization or unrated securities judged by the Adviser to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. Generally, lower-rated debt securities offer a higher yield than higher-rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher-rated securities of similar maturity. The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

Investment in secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

The Fund may invest a portion of its assets in inverse floater securities and interest-only and principal-only securities. An inverse floater is a type of instrument, which may be backed by or related to a mortgage-backed security, that bears a floating or variable interest rate that moves in the opposite direction to movements in interest rates generally or the interest rate on another security or index. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.

The Fund may invest a portion of its assets in debt instruments (including hybrid securities) issued or guaranteed by companies, financial institutions and government entities in emerging market countries. An “emerging market country” is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may engage in short sales or take short positions, either to earn additional return or to hedge existing investments. The amount of the Fund’s investments in certain investment companies may be limited by law or by tax considerations.

In managing the Fund’s debt instruments, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

The portfolio managers utilize active asset allocation in managing the Fund’s investments in debt instruments.

Except as expressly prohibited by the Fund’s Prospectus or its SAI, the Fund may make any investment or use any investment strategy consistent with applicable law. The Fund may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: excess return swaps, total return swaps, futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and excess return swaps, total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value, or to hedge against portfolio exposures. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Principal Risks

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset-Backed Securities Investment Risk

•   Collateralized Debt Obligations Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Equity Issuer Risk

•   Financial Services Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Index Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Risk

•   Market Capitalization Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Price Volatility Risk

•   Real Estate Risk

•   Securities or Sector Selection Risk

•   Short Position Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Please see page 124 of this Prospectus for more information regarding these risks.

Other Information Regarding Principal Investment Strategies

All percentage limitations and requirements as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with a Fund’s limitation or requirement.

For purposes of applying any limitations on a Fund’s investments in such bonds, when an investment is rated by more than one nationally recognized securities rating organization, the Adviser will utilize the highest credit rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of a

Fund’s assets in securities rated investment grade) except where a Fund has a policy to invest a certain minimum percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest credit rating that applies to that investment.

Generally, this Prospectus uses the terms debt security, debt obligation, debt instrument, bond, fixed-income instrument, fixed-income obligation and fixed-income security interchangeably. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. Each of these terms is interpreted broadly and would include any instrument or security evidencing a payment obligation, such as an IOU. Interests representing corporate ownership may also be a debt obligation for these purposes if, for example, the interest represents an indirect or derivative interest in one or more payment obligations. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. This Prospectus also uses the term hybrid security to refer to a security that DoubleLine Capital LP or a third party creates by combining an income-producing debt security and the right to receive payment based on the change in the price of an equity security.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you — and the more you can lose. The value of each Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up. You can lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

Each Fund is affected by changes in the economy, in portfolio securities and in the various markets for financial instruments. There is also the possibility that investment decisions the Adviser makes with respect to the investments of a Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

Each Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others. You should read all of the risk information for your Fund presented below carefully, because any one or more of these risks may result in losses to the Fund. References to the “Adviser” in the descriptions of the risks below refer to the Adviser of each Fund.

Affiliated Fund Risk

Investing in other investment companies or private investment vehicles sponsored or managed by the Adviser or related parties of the Adviser, including other series of the Trust (each, a “DoubleLine Fund” and, collectively, the “DoubleLine Funds”), involves potential conflicts of interest. For example, the Adviser or its related parties may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the Adviser receives for managing a Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser will have an incentive to invest a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties. The Funds’ Adviser has agreed to reduce its advisory fees to the extent of advisory fees paid to the Adviser or its related parties by other investment vehicles in respect of assets of a Fund invested in those vehicles. This agreement will reduce, but will not eliminate, the conflicts described above. Due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, a Fund may not be able to invest in a DoubleLine Fund, even if the investment would be appropriate for the Fund.

Asset Allocation Risk

A Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among the asset classes, sectors, underlying funds and/ or investments in which it invests. It is possible that the Adviser will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions. To the extent that a Fund invests a significant portion of its assets in a single or limited number of asset classes, sectors, underlying funds, or investments, it will be particularly sensitive to the risks associated with the asset classes, sectors, funds, or investments in which it invests.

Asset-Backed Securities Investment Risk

Asset-backed investments tend to increase in value less than other debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar or greater risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, prepayments on asset-backed securities may increase, and a Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). There is a risk that borrowers may default on their obligations in respect of those underlying obligations.

Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen.

Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized because of, among others, unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing certain contracts, or other factors. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk or insolvency of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to a Fund. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors. For example, a Fund may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer or sponsor, as applicable. Certain servicers or sponsors may have limited operating histories to evaluate. The insolvency of a servicer or sponsor may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. A Fund also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs) Risk: ETCs and EETCs are types of asset-backed securities that generally represent undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. EETCs are similar to ETCs, except that the securities have been divided into two or more classes, each with different payment priorities and asset claims (see “—Collateralized Debt Obligations Risk” in the Fund’s SAI for information regarding how different classes or tranches of interests issued by an issuer can affect the risks of an investment in EETCs). ETCs and EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation firms. The assets of ETCs and EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which may in turn serve as collateral for the related issue of the ETCs or EETCs, and the title to such equipment is held in trust for the holders of the issue. The equipment generally is leased from the specially-created trust by the airline, railroad or other firm, which makes rental or lease payments to the specially-created trust to provide cash flow for payments to ETC and EETC holders. Holders of ETCs and EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the ETCs or EETCs. ETCs and EETCs are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue. ETCs and EETCs are generally regarded as obligations of the company that is leasing the equipment and may be shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principles. The lessee company, however, does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee may terminate the lease. If another lessee is not available, then payments on the certificates would cease until another lessee is available.

Cash Position Risk

A Fund may hold any portion of its assets in cash, cash equivalents, or other short-term investments at any time or for an extended time. The Adviser will determine the amount of a Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. To the extent that a Fund holds assets in cash or is otherwise uninvested, the Fund’s ability to meet its objective may be limited.

Collateralized Debt Obligations Risk

CDOs are a type of asset-backed security, and include CBOs, CLOs, and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally involve less credit risk as they are typically paid before junior tranches. The holders of interests in the most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments go into default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower potential yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt obligations. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Counterparty Risk

A Fund will be subject to credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) that promises to honor an obligation to a Fund with respect to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by a Fund. There can be no assurance that a counterparty will be able or willing to meet its obligations. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to a Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in enforcing contractual remedies and obtaining any recovery under its contract with the counterparty, including realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that a Fund has provided and is entitled to recover. If a Fund’s claim against a counterparty is unsecured, the Fund will likely be treated as a general creditor of such counterparty to the extent of such unsecured claim. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. New regulatory requirements may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). Subject to certain U.S. federal income tax limitations, the Funds are not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty.

DoubleLine Shiller Enhanced CAPE® has historically obtained exposure to an index through swap transactions with a single or limited number of counterparties and will likely do so for the foreseeable future. Counterparty risks may be more pronounced for this Fund due to the single or limited number of counterparties used by it.

Debt Securities Risks

Debt securities are subject to various risks including, among others, credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument.

Credit risk: refers to the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to a Fund when they are due. If an investment’s issuer, counterparty or other obligor fails to pay interest or otherwise fails to meet its obligations to a Fund, the value of the investment might be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Actual or perceived changes in the financial condition of an obligor, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (including debt securities commonly known as “high yield” securities or “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets. Credit risk is heightened to the extent a Fund has fewer counterparties.

In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk.

Extension risk: refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to,

floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Interest rate risk: refers to the risk that the values of debt instruments held by a Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

The values of variable and floating rate debt securities are generally less sensitive to interest rate changes as compared to fixed rate debt instruments, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A floating rate debt security’s interest rate depends on the characteristics of the reset terms, including the index chosen and the frequency of reset and reset caps or floors, among other things. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate debt securities may decrease in value if interest rates increase. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and a Fund’s NAV.

Prepayment/Reinvestment Risk: Many types of debt securities, including floating rate loans, mortgage-backed securities and asset-

backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to reinvest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those investments at a premium, accelerated prepayments on those investments could cause a Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans, mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from a Fund’s portfolio may decline when a Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by a Fund from its investments is likely to have a negative effect on the dividend levels, NAV and/or overall return of a Fund.

LIBOR Risk: The terms of many investments, financings or other transactions to which a Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to the Fund, and may be used in other ways that affect a Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or NAV.

The Adviser manages a wide variety of accounts and investment strategies. Investments made on behalf of one client or strategy can raise conflict of interest issues with other of the Adviser’s clients or strategies. For example, the Adviser may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of an MBS that is subordinated to the investment held by other clients. Please refer to the section of the SAI entitled “Conflicts—Broad and Wide-Ranging Activities” for more information.

Defaulted Securities Risk

Defaulted securities risk refers to the significant risk of uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk.

Derivatives Risk

A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser and may not be available at the time or price desired. Derivatives positions may also be improperly executed or constructed.

A Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument defaults and/or becomes insolvent, a Fund potentially could lose all or a large portion of the value of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and a Fund could lose significantly more than the amount it invests. Because most derivatives involve contractual arrangements with a counterparty, a Fund’s ability to enter into them requires a willing counterparty. A Fund’s ability to close out or unwind a derivatives position prior to expiration or maturity may also depend on the ability and willingness of the counterparty to enter into a transaction closing out the position.

Derivatives may be difficult to value, illiquid and/or volatile. A Fund may not be able to close out or sell a derivative position at an advantageous price or time.

Use of derivatives may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by taxable shareholders.

A Fund may use derivatives to create investment leverage and the Fund’s use of derivatives may otherwise cause its portfolio to be leveraged. Leverage increases a Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

When a Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, that Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment. When a Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of a Fund’s derivatives transactions and cause the Fund to lose value. For instance, the U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements, which could restrict the Fund’s ability to engage in derivatives transactions or increase the cost or uncertainty involved in such transactions. The European Union (and some other countries) have implemented or are in the process of implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty subject to such requirements.

When it takes a derivatives position, a Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the derivatives position is open unless they are replaced with other appropriate assets. If markets move against a Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent a Fund from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a Fund. These losses may be substantial, and may be in addition to losses incurred by using the derivative in question. If a Fund is unable to close out its position, it may be required to continue to maintain such assets or accounts or make such payments until the position expires or matures, and the Fund will continue to be subject to investment risk on the assets. In addition, a Fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require a Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

In November 2019, the SEC re-proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The ultimate impact, if any, of the new rule remains unclear, but if adopted as proposed, the rule would, among other things, require that a Fund limit derivatives exposure through one of two value-at-risk tests, eliminate the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and related SEC staff guidance, and require a Fund entering into reverse repurchase agreements (or other similar financing transactions) to count its exposure under such agreements and transactions towards its required asset coverage requirement under Section 18 of the 1940 Act. A Fund would be required to adopt and implement a derivatives risk management program. If a Fund’s derivatives usage is maintained at minimal levels, however, it would not be subject to the full requirements under the rule. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions. These limitations may substantially curtail a Fund’s ability to use derivative instruments and inhibit the Adviser’s ability to establish what it views as the optimal investment exposure for a Fund. If the proposed rule is adopted, a Fund might not be able to use derivative instruments, reverse repurchase agreements and other transactions to the same extent as if the current regulatory structure had remained in place, and the ability of the Adviser to pursue a Fund’s investment objective as currently anticipated, and a Fund’s investment performance, might be adversely affected. The risks described in this Prospectus relating to a Fund’s use of derivatives and other financial instruments would continue to apply generally if the rule were adopted as proposed.

While legislative and regulatory measures may provide protections for some market participants, they are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted. Current and future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of a Fund’s derivatives transactions and cause a Fund to lose value.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. Please see “Debt Securities Risks — LIBOR Risk” above for more information.

Emerging Market Country Risk

Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some emerging market countries have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which a Fund invests and adversely affect the value of its investment portfolio. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities and investments in emerging markets can become illiquid. In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

Emerging market countries may have different clearance and settlement procedures than in the U.S., including significantly longer settlement cycles for purchases and sales of securities, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.
Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

A Fund may invest in commodities or commodity-related investments that are found in or exported from emerging market countries or the values of which are affected significantly by economic or other conditions in emerging market countries.

Equity Issuer Risk

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particularly industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the values of equity securities may decline for a number of reasons that may relate directly to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than bonds and other debt securities, although under certain market conditions various fixed income investments may have comparable or greater price volatility. The values of equity securities paying dividends at high rates may be more sensitive to change in interest rates than are other equity securities.

Financial Services Risk

Financial services companies are subject to extensive governmental regulation which may limit both the amounts and the types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios. Financial losses associated with investment activities can negatively impact the sector, especially when financial services companies are exposed to financial leverage. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Focused Investment Risk

A Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

To the extent a Fund invests in the securities of a limited number of issuers or assets related to particular commodities, it is particularly exposed to adverse developments affecting those issuers or commodities, and a decline in the market value of a particular security or commodity held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers or assets related to a broader group of commodities. In addition, the limited number of issuers or commodities to which a Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.

Foreign Currency Risk

Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments. Currency risk includes both the risk that currencies in which a Fund’s investments are traded and/or in which the Fund receives income, or currencies in which the Fund has taken an active investment position, will decline in value relative to other currencies. In the case of hedging positions, currency risk includes the risk that the currency a Fund is seeking exposure to will decline in value relative to the foreign currency being hedged. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. Currencies of emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities.

Except as otherwise provided in a Fund’s principal investment strategies, a Fund may take derivatives (or spot) positions in currencies to which the Fund is exposed through its investments. This presents the risk that a Fund could lose money on both its currency exposure through a portfolio investment and its currency exposure through a derivatives (or spot) position. A Fund may take overweighted or underweighted currency positions and/or hedge the currency exposure of the securities in which it has invested. A Fund may take positions in currencies different from the currencies in which its portfolio investments are denominated. As a result, a Fund’s currency exposure may differ (in some cases significantly) from the currency exposure of its investments and/or its benchmarks.

Foreign Investing Risk

Investments in foreign securities or in issuers with significant exposure to foreign markets may involve greater risks than investments in domestic securities. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing, and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security.

Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading and custody practices abroad may offer less protection to investors such as the Funds. Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of a Fund’s portfolio.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies from time to time, the value of a Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates with respect to the U.S. dollar or with respect to other foreign currencies or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in United States dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.

Foreign issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit a Fund’s ability to buy, sell, receive or deliver the securities.

High Yield Risk

Debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for a Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Index Risk

There can be no assurance that DoubleLine Shiller Enhanced CAPE® will achieve its investment objective. There are a number of reasons that a Fund’s investments in derivatives based on its index or that use its index as the reference asset, or other substitute investment exposure to its index, may underperform the return of the index. Because an index used by a Fund may not be widely used and information regarding its components and/or its methodology may not generally be known to industry participants, it may be difficult for the Fund to find willing counterparties to engage in total or excess return swaps or other derivative instruments based on the return of such index, and the Fund might have to rely on a single counterparty or a limited number of counterparties for this purpose, increasing the credit and counterparty risk to the Fund and, potentially, the cost of such transactions. The provider of an index may provide model portfolios of securities in the index to a Fund’s swap counterparties to facilitate the counterparties’ ability to provide swaps whose returns are based on the index. Because an index may be privately licensed from an index sponsor, not generally available for public use, or for other reasons, there may be only a single or a limited number of counterparties willing or able to serve as counterparties to a swap agreement where returns are based on the index, especially if the provider of the index fails to provide the model portfolios referred to above. Under some circumstances, there may not be any counterparties willing or able to serve as a counterparty to a swap agreement where the returns are based on those of an index, or willing to do so at an acceptable cost or level of risk to the Fund. A Fund may only be able to enter into swap agreements whose returns are based on the return of an index, or a modified version of an index, with the sponsor of the index or a related person of the sponsor of the index. In cases where the sponsor of the index is the only swap counterparty available to a Fund or where other swap counterparties are required to obtain information regarding the index from the sponsor of the index, the cost of the swaps entered into by a Fund will typically be higher than in the case of swaps where the index components are broadly known. If any such swap agreements are not available for any reason, the Fund may have to invest in other derivative instruments, “baskets” of stocks, or individual securities in an attempt to replicate the performance of an index, whose performance may be significantly less correlated to the performance of the index and which, in the case of DoubleLine Shiller Enhanced CAPE®, would adversely affect its ability to also invest in debt instruments in accordance with its principal investment strategies. It is possible that the unavailability of such swap agreements would make it impossible for a Fund to continue to pursue its principal investment strategies.

A Fund may remain invested in derivatives related to an index or the underlying components of an index even when the level of the index is declining or when the Fund’s Adviser believes the values of its component securities may be overvalued. Accordingly, a decline in the level of a relevant index used by a Fund should be expected to reduce the overall total return of the Fund. A Fund’s performance could be lower than other types of funds that do not attempt to track an index and may actively allocate their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. With respect to the portion of a Fund invested to earn a return that relates to the performance of an index, the Fund’s Adviser does not typically expect to use techniques or defensive strategies designed to lessen the effects of volatility in the level of the index or to reduce the impact of periods when the level of the index declines. Accordingly, a decline in the level of such an index should be expected to reduce the overall total return of the Fund. It is possible that DoubleLine Shiller Enhanced CAPE® could lose money on its investments in debt securities and its index exposure, at the same time.

While index sponsors generally provide descriptions of what an index is designed to achieve, index providers do not generally provide any warranty or guarantee or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. The Funds and the Adviser similarly do not provide any warranty, guarantee or acceptance of liability for an index or the data used.

Errors in respect of the accuracy or completeness of the data underlying an index may occur from time to time and may not be identified and corrected for a period of time, if at all. In addition, errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. These risks may be particularly prevalent where an index is less commonly used. For example, during a period where an index contains incorrect constituents or when an index provider reports incorrect information regarding index constituents, a Fund may have market exposure to investments that are not constituents of the index and may have over- or under-exposure to the index’s correct constituents. As such, errors may potentially result in a negative or positive performance impact to a Fund and its shareholders, and may prevent the Fund from achieving its investment objective. Further, apart from scheduled rebalances, index providers may carry out additional ad hoc rebalances to their underlying indexes in order, for example, to correct an error in the selection of index constituents. Where an index is rebalanced and a Fund in turn rebalances its portfolio to bring it in line with such index, any transaction and trading costs (including among other things any bid/ask spreads) arising from such portfolio rebalancing will be borne by the Fund.

With respect to DoubleLine Shiller Enhanced CAPE®, calculation of an index’s return reflects the deduction of an amount intended to represent an estimate of the transaction costs of buying and selling the index’s constituents, which will have the effect of reducing the index’s return.

In certain cases, the values of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to approximate. There are a number of factors that will prevent derivatives or other strategies used by a Fund from fully achieving a desired correlation with an index or a basket of securities, including, for example, the impact of fees, expenses and transaction costs, including borrowing and brokerage costs and bid-ask spreads, which are not reflected in index returns (see also “Note regarding Index-Based Swap” in this risk below). Other factors include, but are not limited to (i) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (ii) certain indexed securities will create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in an index, which will result in increased risks associated with leverage; (iii) performance of derivatives related to an index utilized by a Fund may not correlate with the performance of the index and a Fund will incur other operating and investing expenses that are not applicable to the index or basket of securities that the Fund, or a component thereof, is designed to track; (iv) a Fund’s overall performance may be adversely affected by the performance of their investments in debt instruments; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; and (viii) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

Although a Fund or the Adviser may license from an index’s sponsor the right to use an index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that the index will be maintained indefinitely or that the Fund will be able to continue to utilize the selected index to implement its principal investment strategies indefinitely. In addition, other events could result in the Fund no longer having the ability to utilize an index to implement its principal investment strategies (e.g., a Fund may no longer be able to create cost-effective synthetic investment exposure to an index to pursue all of its principal investment strategies). In such instances, the Adviser or the Board of Trustees may substitute the index with another index that they choose in their sole discretion and without advance notice to the shareholders. If a Fund selects and uses one or more other indices or other investments as part of its principal investment strategies, there can be no assurance that any substitute index, or basket of securities and other investments, selected will be similar to an index or basket previously used by the Fund or will perform in a manner similar to such index or basket. Unavailability of an index (or a similar index) could affect adversely the ability of the Fund to achieve its investment objective or desired exposures. The manner in and extent to which a Fund gains exposure to an index may be limited by the Fund’s intention to qualify for treatment as a regulated investment company for U.S. federal income tax purposes and may bear on the Fund’s ability to so qualify.

Note regarding Index-Based Swaps. The information presented in the tables entitled “Annual Fund Operating Expenses” within the summary sections of this Prospectus and each Fund’s Summary Prospectus is prescribed by the Securities and Exchange Commission. In accordance with those requirements, the tables include information regarding each Fund’s actual or estimated operating expenses, but do not include certain investment-related expenses (other than any Acquired Fund Fees and Expenses shown). For example, investment-related expenses not shown in the tables include brokerage commissions and undisclosed markups on principal transactions, which reduce the return on your investment in a Fund and may be significant. The tables also do not include expenses incurred in connection with a Fund’s investments in swap agreements or certain other derivative instruments. In cases where a Fund enters into a swap transaction or certain other transactions based on an index or that use an index as the reference asset, the transaction pricing will typically reflect, among other things, compensation to the counterparty for providing the investment exposure. The transaction pricing also may reflect charges by the Index sponsor for the use of the Index sponsor’s intellectual property and/or index data (“Intellectual Property”) in connection with the transaction. Swap returns are typically also reduced by amounts based on short-term interest rates (applied against the notional amounts of the swaps) and potentially by other amounts. These investment-related costs may be significant and will cause the return on a Fund’s investment in a swap transaction or other transaction based on the index or that uses the index as the reference asset to underperform the index. The terms of these transactions may change over time, potentially in response to market conditions, without notice to shareholders.

Certain indices may offer different versions of the same index, including a total return version and an excess return version. The performance of an excess return index typically represents the performance of the total return version of the index that is in excess of a short-term interest rate, such as 1-month LIBOR. Accordingly, an excess return version of an index should generally be expected to underperform the total return version of the same index. As a general matter, the fees to be paid to a counterparty in respect of a swap transaction based on, or with as its reference asset, the total return version of an index should be expected to exceed the fees to be paid to a counterparty in respect of a swap transaction based on, or with as its reference asset, the excess return version of the same index by a factor reflective of a short-term interest rate. As of the date of this Prospectus, DoubleLine Shiller Enhanced CAPE® expects to enter into swap transactions where the reference asset is the excess return version of its Index; however, the Fund may enter into swap transactions where the reference asset is based on any other calculation of its Index’s return.

Inflation-Indexed Bond Risk

Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Investment Company and Exchange-Traded Fund Risk

Investments in open-end and closed-end investment companies, and other pooled investment vehicles, including any ETFs or money market funds, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. A Fund must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. Shares of a closed-end investment company or ETF may expose a Fund to risks associated with leverage and may trade at a premium or discount to the NAV of the closed-end fund’s or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand. Money market mutual funds in which a Fund may invest are subject to Rule 2a-7 of the 1940 Act, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. Money market funds are not designed to offer capital appreciation. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such a fund’s liquidity falls below required minimums, which may adversely affect a Fund’s returns or liquidity. Due to its own financial interest or other business considerations, the Adviser may choose to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Please see “Affiliated Fund Risk” in this section for a discussion of such conflicts. Applicable law may limit a Fund’s ability to invest in other investment companies.

The SEC has proposed regulations that may adversely affect a Fund’s ability to invest in other investment companies, such as another DoubleLine Fund. The proposed regulations, if adopted, could also significantly affect a Fund’s ability to redeem its investments in other investment companies in the manner that it does now, making such investments less attractive. The final terms of any proposed regulations are not known as of the date of this Prospectus, but they could cause a Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Leveraging Risk

The Funds may use or create investment leverage in seeking to achieve their respective investment objective. Certain transactions, including, for example, when-issued, delayed-delivery, and forward commitment purchases, inverse floaters, loans of portfolio securities, repurchase agreements (or reverse repurchase agreements), and the use of some derivatives, can result in leverage. In addition, a Fund may achieve investment leverage by borrowing money. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize, and creates the likelihood of greater volatility of the value of the Fund’s investments. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to a Fund. There is risk of loss in excess of invested capital. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may also require a Fund to liquidate its other holdings at disadvantageous times and prices in order to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements. See “Borrowing Risk” in the SAI.

DoubleLine Shiller Enhanced CAPE® uses investment leverage as part of its principal investment strategies, and the Fund’s total investment exposure (direct investments in debt securities plus notional exposure to its respective index (as described in the Fund’s principal investment policies)) will typically be equal to approximately 200% of the Fund’s net asset value. DoubleLine Shiller Enhanced CAPE® may lose money on investments intended to achieve performance similar to a basket or an index and, at the same time, may lose money on investments in debt instruments and other investments.

Liquidity Risk

Liquidity risk is the risk that a Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Illiquidity may be the result of, for example, low trading volumes, lack of a market maker, or contractual or legal restrictions that limit or prevent a Fund from selling securities or closing positions. When there is no willing buyer and investments cannot be readily sold or closed out, a Fund may have to sell an investment at a lower price than the price at which the Fund is carrying the investments, may not be able to sell the investments at all, may miss other investment opportunities and may hold investments it would prefer to sell, any of which would have a negative effect on the Fund’s performance and may cause a Fund to hold an investment longer than the Adviser would otherwise determine. It is possible that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. In addition, if a Fund sells investments with extended settlement times (e.g., certain kinds of loans (see “Loan Risk”)), the settlement proceeds from the sales will not be available to meet the Fund’s redemption obligations for a substantial period of time. In order to honor redemptions pending settlement of such investments, a Fund may be forced to sell other investment positions with shorter settlement cycles when the Fund would not otherwise have done so, which may adversely affect a Fund’s performance. If another fund or investment pool in which a Fund invests is not publicly offered or there is no public market for its shares or accepts investments subject to certain legal restrictions, such as lock-up periods implemented by private funds, a Fund will typically be prohibited by the terms of its investment from selling or redeeming its shares in the fund or pool, or may not be able to find a buyer for those shares at an acceptable price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt securities generally across other funds, pools and accounts, changes in investor perception, or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for a Fund to determine a fair value of an illiquid investment than those of more liquid comparable investments.

Bond markets have consistently grown over the past three decades while the growth of capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). The risks of investing in loans include the risk that the borrowers on loans held by a Fund may be unable to honor their payment obligations due to adverse conditions in the industry or industries in which they operate.

The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.

In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of a Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.

During periods of severe market stress, it is possible that the market for loans may become highly illiquid. In such an event, a Fund may find it difficult to sell loans it holds, and, for loans it is able to sell in such circumstances, the trade settlement period may be longer than anticipated.

Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when a Fund purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In addition, a limited number of states require purchasers of certain loans, primarily consumer loans, to be licensed or registered in order to own the loans or, in certain states, to collect a rate of interest above a specified rate. As of the date of this Prospectus, each Fund does not hold any such license or registration in any states where a license or registration is required, and there can be no assurance that any Fund will timely or ever obtain any such licenses or registration.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Additional risks of investments in loans may include:

Agent/Intermediary Risk. If a Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund’s interest in the loan. In addition, if a Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Collateral Impairment Risk. Even if a loan to which the Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan. This risk is increased if the Fund’s loans are secured by a single asset. In addition, a Fund’s interest in collateral securing a loan may be found invalid or may be used to pay other outstanding obligations of the borrower under applicable law. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, that all or some of the collateral may be illiquid, or that a Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. A Fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase a Fund’s operating expenses and decrease its NAV.

Highly Leveraged Transactions Risk. A Fund may invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans. If a Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.

Stressed, Distressed or Defaulted Borrowers Risk. A Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, a Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans. A bankruptcy proceeding or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect a Fund’s rights in collateral relating to a loan. If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:

•

Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

•

The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

Limited Information Risk. Because there is limited public information available regarding loan investments, a Fund’s investments in such instruments are particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Interest Rate Benchmarks Risk. Interest rates on loans typically adjust periodically, often based on changes in a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate may be LIBOR, the Prime Rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).

Some benchmark rates may reset daily; others reset less frequently. The interest rate on LIBOR-based loans is reset periodically, typically based on a period between 30 days and one year. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer. Investing in loans with longer interest rate reset periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. Interest rates on loans with longer periods between benchmark resets will typically trail market interest rates in a rising interest rate environment.

Certain loans may permit the borrower to change the base lending or benchmark rate during the term of the loan. One benchmark rate may not adjust to changing market or interest rates to the same degree or as rapidly as another, permitting the borrower the option to select the benchmark rate that is most advantageous to it and less advantageous to the Fund. To the extent the borrower elects this option, the interest income and total return the Fund earns on the investment may be adversely affected as compared to other investments where the borrower does not have the option to change the base lending or benchmark rate.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. Please see “Debt Securities Risks — LIBOR Risk” above for more information.

Restrictive Loan Covenants Risk. Borrowers must comply with various restrictive covenants that may be contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.

Some of the loans in which a Fund may invest or to which a Fund may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Such loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

Senior Loan and Subordination Risk. In addition to the risks typically associated with debt securities and loans generally, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

A Fund’s investments in senior loans may be collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non-public company, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets they own. However, the value of the collateral may decline after a Fund buys the senior loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit a Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the senior loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. As a result, a collateralized senior loan may not be fully collateralized and can decline significantly in value.

If a borrower defaults on a collateralized senior loan, a Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the senior loan. Those assets may be illiquid, and a Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. A Fund might hold those assets until the Adviser determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect a Fund in the event of a default of scheduled interest or principal payments.

A Fund can invest in senior loans that are not secured. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans typically present greater risks than collateralized senior loans.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans including, for example, the lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. Some senior loans and other Fund investments are illiquid, which may make it difficult for a Fund to value them or dispose of them at an acceptable price. Direct investments in senior loans and investments in participation interests in or assignments of senior loans may be limited.

Settlement Risk. Transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of such loans for a substantial period after the sale. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans.

Servicer Risk. A Fund’s direct and indirect investments in loans are typically serviced by the originating lender or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with a Fund’s investments.

Foreign Loan Risk. Loans involving foreign borrowers may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as a Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.

Lender Liability. A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held by a Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or a Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan. In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held by a Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.

A Fund may invest in loans directly or indirectly by investing in shares of the DoubleLine Floating Rate Fund and in either case will be subject to the risks described above.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories — large, medium and small. A Fund that invests substantially in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Investing in medium and small capitalization companies may involve special risks because those companies may have a narrower focus, more limited financial resources, fewer experienced managers, dependence on a few key employees, a more limited trading market for their stocks and less publicly available information, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about medium and small capitalization companies.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company, industry, sector or asset class, or to changing economic, political, demographic, market or other conditions that can affect markets broadly, including disruptions caused by trade disputes, natural disasters, epidemics or pandemics, terrorism, or other events.

Returns from the securities in which a Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). During periods of severe market stress, it is possible that the market for some or all of a Fund’s investments may become highly illiquid. In such an event, a Fund may find it difficult to sell its investments, and, for investments it is able to sell in such circumstances, the sales price may be significantly lower, and the trade settlement period may be longer than anticipated.

Events surrounding the COVID-19 pandemic have contributed to, and may continue to contribute to, significant market volatility, reductions in economic activity, market closures, and declines in global financial markets. These effects may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Governmental responses may exacerbate other pre-existing political, social, economic, market and financial risks. These events may have a significant adverse effect on a Fund’s performance and on the liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and have the potential to impair the ability of the Adviser or a Fund’s other service providers to serve a Fund and could lead to operational disruptions that negatively impact a Fund.

Markets may, in response to governmental actions or intervention, political, economic or market developments, or other events, including a public health crisis, experience periods of high volatility and reduced liquidity. During those periods, the Funds may experience high levels of shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

The United States government and the Federal Reserve and foreign governments and central banks may take steps to support financial markets. They might, for example, take steps to support markets and economic activity generally and to set or maintain low interest rates, such as by purchasing bonds or making financing broadly available to investors. Such actions may be intended to support certain asset classes or segments of the markets, but not others, and can have disproportionate, adverse, and unexpected effects on some asset classes or sectors, including those in which a Fund invests. For example, efforts by governments to provide debt relief to certain consumers or market participants or to support certain aspects of the market could significantly and adversely affect the value of a Fund’s investments, a Fund’s earnings, or a Fund’s risk profile, and have other unintended or unexpected effects. Other measures taken by governments and regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for a Fund’s portfolio of investments and on the management of the Funds. The withdrawal of support, failure of efforts in response to a financial or other crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s investments.

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest, natural disasters and acts of terrorism are other potential risks that could adversely affect a Fund’s investments or markets generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Any or all of the risks described herein can increase some or all of the other risks associated with a Fund’s investments, including, among others, counterparty risk, debt securities risks, liquidity risk, and valuation risk.

Continuing uncertainty as to the status of the Euro and the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union (the “EU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In January 2020, the United Kingdom withdrew from the EU. The withdrawal agreement between the United Kingdom and the EU includes certain transitional provisions that have the effect of preserving the application of EU law in the United Kingdom until December 31, 2020 (or such other later date as may be agreed). Significant uncertainty remains in the market regarding the ramifications of these developments, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The markets may be further disrupted and adversely affected by the withdrawal at various times given the uncertainty surrounding the country’s trade, financial, and other arrangements.

A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objective under all types of market conditions, including unfavorable market conditions.

Mortgage-Backed Securities Risk

Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

Credit and Market Risks of Mortgage-Backed Securities. Investments by a Fund in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Funds also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security is generally less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency or sponsored corporation.

Mortgage-backed securities may be structured similarly to CDOs and may be subject to similar risks. See “— Collateralized Debt Obligations Risk” in the Prospectus and SAI for more information. For example, the cash flows from the collateral underlying the mortgage-backed security may be split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Interest holders in senior tranches are entitled to the lowest interest rates but are generally subject to less credit risk than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying mortgage loan default. If some loans default and the cash collected by the issuer of the mortgage-backed security is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will generally be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool.

The residential mortgage market in the United States has experienced difficulties at times, and the same or similar events may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increased in the last recession and potentially could begin to increase again. A decline in or flattening of housing values (which was experienced recently and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage-related securities has resulted and again may result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for a Fund. It is possible that such limited liquidity in secondary markets could return and worsen.

Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. Many so-called sub-prime mortgage pools have become distressed during periods of economic distress and may trade at significant discounts to their face value during such periods.

Additionally, mortgage lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors may result in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may contribute to higher delinquency and default rates on mortgage loans. Tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may contribute to a reduction in the prepayment rate for mortgage loans generally. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

The U. S. Government conservatorship of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Corporation (“Fannie Mae”) in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally. In addition, there may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Funds’ assets.

The Federal Housing Finance Agent (“FHFA”), as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their offerings of “to be announced” — eligible mortgage-backed securities. The long-term effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of such investments. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency or sponsored corporation. Because mortgage-backed securities have the potential to be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that a Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

Commercial Mortgage-Backed Securities (“CMBS”) Risks. CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have often paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Adjustable Rate Mortgages. Adjustable Rate Mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

Interest and Principal Only Securities Risk. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class). The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully, or at all, its initial investment in these securities. PO class securities tend to decline in value if prepayments are slower than anticipated.

Inverse Floaters and Related Securities Risk. Investments in inverse floaters and similar instruments expose a Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The effect of the reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose a Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

Mortgage-backed securities are a type of asset-backed security and therefore are subject to the risks described above under “Asset-Backed Security Investment Risk.”

Operational and Information Security Risks

The Funds and their service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to a Fund. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its Adviser, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Funds and their shareholders. For instance, cyber-attacks or other operational issues may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Funds also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Similar types of risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. In addition, cyberattacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. In addition, the adoption of work-from-home arrangements by the Funds, the Adviser or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds, the Adviser or their service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different or unknown threats or risks may emerge in the future. The Adviser and the Funds do not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Adviser or the Funds.

Portfolio Management Risk

Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that a Fund will achieve its investment objective. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, securities, or other investments may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the investments a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in a Fund.

A Fund’s ability to achieve its investment objective is dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio manager of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for a Fund.

Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as portfolio turnover. Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/ask spreads, and transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable to shareholders subject to tax at ordinary income rates). Such costs are not reflected in a Fund’s Total Annual Fund Operating Expenses set forth under “Fees and Expenses” but do have the effect of reducing the Fund’s investment return. A Fund and its shareholders will also share in the costs and tax effects of portfolio turnover in any underlying funds in which a Fund invests.

Preferred Securities Risk

In addition to many of the risks associated with both debt securities (e.g., interest rate risk and credit risk) and common shares or other equity securities, preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities also may contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments. If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Price Volatility Risk

The value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. Different parts of the market and different types of securities can react differently to political or economic or other developments. Issuer, political or economic developments can affect a single issuer, multiple issuers within an industry or economic sector or geographic region or market as a whole. Prices of some securities tend to be more volatile in the short-term. The fewer the number of issuers in which a Fund invests and/or the greater the use of leverage, the greater the potential volatility of the Fund’s portfolio.

Real Estate Risk

The value of a Fund’s portfolio could change in light of factors affecting the real estate sector. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends.

To the extent that a Fund invests in real estate related investments, including REITs, real estate-related loans or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that a Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will indirectly bear his or her proportionate share of the expenses of the REITs. A Fund’s investments in REITs could cause a Fund to recognize income in excess of cash received from those securities and, as a result, a Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products may be illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit, and are subject to the risks described under “Mortgage-Backed Securities Risk” and “Debt Securities Risks.” Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

Restricted Securities Risk

A Fund may hold securities that the Fund is prevented or limited by law or the terms of an agreement from selling (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Securities or Sector Selection Risk

The risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of a portfolio manager’s choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

Short Position Risk

To the extent a Fund makes use of short sales for investment and/or risk management purposes, a Fund may be subject to certain risks associated with selling short. Short sales are transactions in which a Fund sells securities or other instruments that a Fund does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as forwards, futures or swaps on indices or on individual securities. When a Fund engages in a short sale on a security or other instrument, it typically borrows the security or other instrument sold short and delivers it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short position will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short position. Short positions expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to a Fund. A Fund may engage in short sales when it does not own or have the right to acquire the security sold short at no additional cost. A Fund’s loss on a short position theoretically could be unlimited in a case in which a Fund is unable, for whatever reason, to close out its short position. In addition, a Fund’s short selling strategies may limit its ability to benefit from appreciation in the markets. Short selling involves a form of financial leverage that may exaggerate any losses realized by a Fund. Also, there is the risk that the counterparty to a short position may fail to honor its contractual terms, causing a loss to a Fund.

Sovereign Debt Obligations Risk

Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards principal international lenders such as the International Monetary Fund and the political and social constraints to which a government debtor may be subject. Government debtors may default on their debt and also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited (or no) legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity.

Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which a Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect a Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Structured Products and Structured Notes Risk

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. A Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors”. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, the Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

The Adviser manages a wide variety of accounts and investment strategies. Investments made on behalf of one client or strategy can raise conflict of interest issues with other of the Adviser’s clients or strategies. For example, the Adviser may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of a mortgage-backed security that is subordinated to the investment held by other clients. Please refer to the section of the SAI entitled “Conflicts—Broad and Wide-Ranging Activities” for more information.

U.S. Government Securities Risk

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. No assurance can be given that the U.S. Government will provide financial support to its agencies and sponsored entities if it is not obligated by law to do so.

In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect a Fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by a Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on a Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

In recent periods, the values of U.S. Government securities have been affected substantially by increased demand for them around the world.

Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.

Valuation Risk

Valuation risk is the risk that a Fund will not value its investments in a manner that accurately reflects their market values or that a Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of each Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by a Fund may involve the significant use of unobservable and non-market inputs. Certain securities in which a Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Technological issues or other service disruption issues involving third party service providers may also cause a Fund to value its investments incorrectly. Incorrect valuations of a Fund’s portfolio holdings could result in a Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Temporary Defensive Strategies

When attempting to respond to adverse market, economic, political, or other conditions, a Fund may take temporary defensive positions that may be inconsistent (including materially inconsistent) with such Fund’s principal investment strategies. The Adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s exposure to such adverse conditions under the circumstances. In implementing these strategies, a Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, derivative instruments, cash or money market instruments (including, money market funds), or any other securities or instruments that the portfolio manager(s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, a Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. A Fund may also use derivatives, such as futures contracts, interest rate swaps, and credit default swaps, as an efficient means to adjust the Fund’s interest rate, credit, and other exposures in connection with taking such temporary defensive positions. During periods when a Fund has taken temporary defensive positions, the Fund may not achieve its investment objective.

Portfolio Holdings Information

A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of each Fund’s portfolio holdings is required by law to be made within 60 days of the end of each fiscal quarter in either the annual report or semi-annual report to shareholders or in the holdings reports on Form N-PORT. Each Fund’s SAI, annual report, semi-annual report, and filings on Form N-PORT are available, free of charge, on the EDGAR database on the Securities and Exchange Commission’s (the “SEC’s”) website at http://www.sec.gov.

Management of the Funds

Investment Adviser

The investment adviser for each Fund is DoubleLine Capital LP, which operates at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser has been an investment adviser to the Funds since the inception of each Fund. The Adviser manages the investment portfolios and business affairs of the Funds pursuant to Investment Management Agreements between each Fund and the Adviser.

DoubleLine Capital was founded in December 2009. Jeffrey E. Gundlach serves as the Chief Executive Officer and Chief Investment Officer of DoubleLine Capital.

As of June 30, 2020, DoubleLine Capital had approximately $137.4 billion of assets under management.

Portfolio Managers

The following individuals serve as portfolio managers and are together jointly and primarily responsible for the day-to-day management of the Funds’ portfolios as indicated below. Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation, and the portfolio managers’ ownership of shares of the Fund(s) they manage. The performance information shown in the “Performance” section of each Fund Summary reflects the Fund’s performance of the portfolio management team that was in place during the periods shown. The composition of the portfolio management team, including individual portfolio managers, may change over time.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Jeffrey E. Gundlach

DoubleLine Total Return Bond Fund (since inception in April 2010)

DoubleLine Core Fixed Income Fund

(since inception in June 2010)

DoubleLine Shiller Enhanced CAPE® (since inception in October 2013)

DoubleLine Flexible Income Fund

(since inception in April 2014)

DoubleLine Low Duration Bond Fund (since July 2019)

Mr. Gundlach is the founder and Chief Executive Officer (CEO) of DoubleLine Capital and is Chief Investment Officer (CIO) of DoubleLine Capital. Mr. Gundlach has been CEO and CIO of DoubleLine Capital since its inception in December 2009.

Luz M. Padilla	DoubleLine Low Duration Bond Fund (since inception in September 2011)	Ms. Padilla joined DoubleLine Capital in 2009 as the Director of the Emerging Markets Group and is its lead Portfolio Manager.

Jeffrey J. Sherman

DoubleLine Shiller Enhanced CAPE® (since inception in October 2013)

DoubleLine Core Fixed Income Fund

(since September 2016)

DoubleLine Flexible Income Fund

(since September 2016)

DoubleLine Low Duration Bond Fund (since July 2019)

Mr. Sherman was named as DoubleLine Capital’s Deputy Chief Investment Officer in June 2016. He has been a Portfolio Manager of DoubleLine Capital since September 2010. He has been President of DoubleLine Alternatives since April 2015.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Robert Cohen	DoubleLine Low Duration Bond Fund (since September 2016)	Mr. Cohen was named as DoubleLine’s Director of Global Developed Credit in September 2016. He has been a Portfolio Manager of DoubleLine Capital since July 2012. Prior to DoubleLine Capital, he was a Senior Credit Analyst at West Gate Horizons Advisors (and its predecessor entity, ING Capital Advisors) since 2001.

Andrew Hsu	DoubleLine Total Return Bond Fund (since July 2019)	Mr. Hsu joined DoubleLine in 2009. He is a Portfolio Manager and heads the Global Infrastructure and Asset-Backed Securities (ABS) group. He is a permanent member of the Fixed Income Asset Allocation and Structured Products Committees.

Ken Shinoda	DoubleLine Total Return Bond Fund (since July 2020)	Mr. Shinoda joined DoubleLine in 2009. He is the Chairman of the Structured Products Committee and a Portfolio Manager overseeing the Non-Agency Residential Mortgage-Backed Securities (RMBS) group. He is a permanent member of the Fixed Income Asset Allocation Committee. He is a CFA charterholder.

Advisory Agreements

The Trust and DoubleLine Capital have entered into an Investment Advisory and Management Agreement in respect of each Fund (the “Advisory Agreements”), under the terms of which the Funds have employed the Adviser to manage the investment of the assets of the Funds, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to the oversight of the Board of Trustees.

Under the Advisory Agreements, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses incurred by it, fees at the following annual rates:

Fund	Contractual Annual Management Fee Rate (As a Percentage of the Fund’s Average Daily Net Asset Value)	Actual Management Fee Paid for the Fiscal Year Ended March 31, 2020 (As a Percentage of the Fund’s Average Daily Net Asset Value)
DoubleLine Total Return Bond Fund	0.40%	0.40%[1,2]
DoubleLine Core Fixed Income Fund	0.40%	0.34%[1]
DoubleLine Low Duration Bond Fund	0.35%	0.35%[1]
DoubleLine Flexible Income Fund	0.62%	0.58%[1]
DoubleLine Shiller Enhanced CAPE®	0.45%	0.44%[1]

[1]	Includes advisory fee waivers made with respect to investments in other investment vehicles sponsored by the Adviser and not subject to recoupment.

[2]	Includes amount waived by the Adviser that is less than 0.01%.

The Adviser has agreed to waive its investment advisory fees and to reimburse other ordinary operating expenses of each Fund listed below, as applicable, to the extent necessary to limit the ordinary operating expenses of Class R6 shares to an amount not to exceed the following annual rates (based on each share class’s average daily net assets):

Fund	Class R6
DoubleLine Low Duration Bond Fund	0.42%
DoubleLine Flexible Income Fund	0.77%
DoubleLine Shiller Enhanced CAPE®	0.60%

Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described in the table above will apply until at least July 31, 2021, and each may only be terminated sooner by vote of a Fund’s Board of Trustees at any time.

Fees waived or expenses reimbursed by the Adviser may be recouped from a Fund in the three fiscal years following the fiscal year in which the fees were waived or expenses reimbursed. Any such recoupment is subject to the review of the Fund’s Board of Trustees and may not cause a Fund’s ordinary operating expenses to exceed the Fund’s expense limitation that was in place when the fees were waived or expenses reimbursed. Additionally, the Adviser would generally seek recoupment only in accordance with the terms of any expense limitation of a Fund that is in place at the time of recoupment. Further information about fees recouped and fees subject to potential recoupment may be found in the SAI.

When a Fund invests in other DoubleLine funds, the Fund’s Adviser will waive its advisory fees in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreements with respect to the Funds is contained in the Funds’ annual report to shareholders for the period ended March 31, 2020.

The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties under the Advisory Agreements, the Adviser, including its officers, directors, and partners, shall not be subject to any liability to the Trust or any Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreements.

Additional Information

The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds’ investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds.

Shareholders are not parties to any such contractual arrangements and are not intended third party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and the Funds’ contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This Prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Funds that you should consider carefully in determining whether to purchase shares of a Fund. Neither this Prospectus, the SAI, nor the Funds’ registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Share Class Features

Class R6 Shares

Class R6 Shares are generally only available through authorized dealers, brokers, or other service providers (“financial intermediaries”) who have an agreement with the Funds’ distributor to make Class R6 shares available to their clients who are Class R6 eligible plans (as defined below) and, in certain other limited circumstances described below, to other eligible investors. In addition, Class R6 shares may also be purchased directly from a Fund’s transfer agent by a Class R6 eligible plan if such shares are held in an omnibus account opened in the plan’s name directly with the Fund’s transfer agent. Class R6 eligible plans include only those plans who hold shares through a plan level or omnibus account and who do not require (or whose financial intermediaries do not require) the Funds to provide administrative, recordkeeping or similar services in respect of plan investors or other beneficial shareholders (or any compensation in respect of such services provided by others).

The Funds offer other share classes that have different fees and expenses, which are described in the prospectus for those share classes.

The chart below summarizes the features of Class R6 shares. If you purchase shares through a financial intermediary, your financial intermediary may charge a commission for effecting the transaction or charge you other fees that are not represented in the below table.

This chart is only a general summary, and you should read the description of the fees and expenses below and in the Fund Summaries in this Prospectus.

	Minimum Initial Investment	Subsequent Investment	Initial Sales Charge (Load)	Maximum Contingent Deferred Sales Load	Annual 12b-1 Fee
Class R6 Eligible Plans	None	None	None	None	None

The Trust may suspend the offering of a Fund’s shares for any period of time.

Class R6 Eligible Plans and Other Eligible Investors

Class R6 eligible plans include only those types of plans listed below and who hold shares through a plan level or omnibus account and who do not require (or whose financial intermediaries do not require) the Funds to provide administrative, recordkeeping or similar services in respect of plan investors or other beneficial shareholders (or any compensation in respect of such services provided by others):

•

Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft-Hartley multi-employer pension plans);

•	403(b) plans and tax-sheltered annuity plans;

•	457 plans, including 457(a) governmental entity plans and tax-exempt plans;

•	Nonqualified deferred compensation plans, including rabbi trusts and similar arrangements; and

•	Funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) plans, and Other Post-Employment (OPEB) plans).

Class R6 shares are not available to Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans. While Class R6 shares are generally only available to Class R6 eligible plans, Class R6 shares may be available to certain non-retirement accounts through fee-based platforms that have entered into an agreement with a Fund’s distributor that makes Class R6 shares available for investment through those platforms.

In addition, Fund trustees and other individuals who are affiliated with the Funds and/or other DoubleLine Funds may purchase Class R6 shares.

Expenses

Expenses You Pay Through the Fund. The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, custody, auditing, administrative and transfer agency expenses, and fees and expenses of Trustees.

How to Buy Shares

General Information

Shares of each class of a Fund represent an equal pro rata interest in that share class of the Fund. Class R6 shares are offered at their current NAV. Class R6 Shares are generally only available through financial intermediaries who have an agreement with the Funds’ distributor to make Class R6 shares available to their clients, typically Class R6 eligible plans. In addition, Class R6 shares may also be purchased by other eligible investors and directly from a Fund’s transfer agent by a Class R6 eligible plan if such shares are held in an omnibus account opened in the plan’s name directly with the Fund’s transfer agent. Certain financial intermediaries, such as a bank, trust company, broker-dealer, or other financial organization, that charge an advisory fee, management fee, consulting fee, a fee in lieu of brokerage commissions or other similar fee for their services and that have made special arrangements with a Fund’s distributor to offer Class R6 shares to Class R6 eligible plans or other eligible investors may be authorized to accept, on behalf of a Fund, purchase order requests placed by or on behalf of their customers. Your financial intermediary or plan is responsible for forwarding all of the necessary documentation to the Fund, and may charge you separately for its services. The purchase, redemption and exchange policies and fees charged by such financial intermediaries may differ from those that would apply to transactions effected through the Fund’s transfer agent. For instance, financial intermediaries or plans may charge transaction fees in addition to any fees charged by the Fund, and may set different minimums or limitations on buying, exchanging, or redeeming shares. Please consult a representative of your financial intermediary for further information.

You pay no sales charge to the Fund to invest in Class R6. The price you pay to the Fund for Class R6 shares is the Class’s NAV per share.

Your order to purchase shares will be priced based on the next NAV calculated after your order is received in good order by the Fund or an authorized financial intermediary. A purchase order is not in good order if the Fund does not, for example, receive all required documentation and information. In order for you to receive a Fund’s share price next calculated, the Fund, the Fund’s transfer agent, or an authorized financial intermediary must receive your order in good order. In the case of a request furnished to an authorized financial intermediary, the request must be subsequently communicated properly to the Fund; your financial intermediary is responsible for ensuring that your request is received by the Fund timely and in good order.

Because financial intermediaries’ processing times and arrangements with the Funds may vary, please ask your financial intermediary or plan administrator, if any, when your account will be credited. A Fund may at its discretion reject any purchase order for Fund shares.

Other Payments to Financial Intermediaries

None of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (a “Distribution Plan”) with respect to their respective Class R6 shares.

Other than with respect to Class R6 shares, the Adviser, at its own expense and out of its own assets, also may provide other compensation to financial intermediaries in connection with sales of a Fund’s shares. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; business building programs and seminars or informational meetings for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events, including support in respect of marketing materials. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of Fund shares. Dealers may not use sales of a Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

The amount of payments made to different financial intermediaries may not be the same. These payments may provide incentives for such financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such financial intermediaries, their employees and their customers than would be the case if no payments were made. Such access advantages include, but are not limited to, placement of the Funds on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or the ability to assist in training and educating the financial intermediary’s registered representatives. Although the amount of such payments may be more or less, payments made by the Adviser from its own assets to a financial intermediary for the sale of a Fund’s shares where the financial intermediary is compensated based on its customers’ assets are generally made at an annual rate that ranges between 0.05% and 0.15% of the intermediary’s customers’ assets invested in the Funds. The Adviser may have arrangements on other bases with certain intermediaries. See the section entitled “Payments by the Adviser” in the Funds’ Statement of Additional Information.

The Funds, the distributor, the Adviser and their affiliates do not have contractual arrangements to compensate financial intermediaries based on the amount of the intermediaries’ assets invested in Class R6 Shares; however, the Adviser has entered into arrangements with some financial intermediaries to pay them a fixed amount per year as part of the Adviser’s participation in the intermediaries’ select program, which offers, among other things, access to investor forums, consultation services, new distribution platforms, intermediary client events and other promotional opportunities. Such payments are in addition to any service payments or Distribution Plan amounts paid to FINRA member firms or to other intermediaries.

If payments to financial intermediaries in respect of a particular mutual fund complex exceed payments made by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm in respect of shares of the Funds and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Payments to Financial Intermediaries for Shareholder Services

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including shares of a DoubleLine Fund, and/or provide certain administrative, recordkeeping, and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, registered broker-dealers, financial planners or advisors, retirement plan service providers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Financial intermediaries that require compensation for such services from the Fund, the distributor, the Adviser or their affiliates are not permitted to offer Class R6 shares. Moreover, the Funds do not impose shareholder service fees on Class R6 Shares.

Your financial intermediary or plan may charge you separately for shareholder services. The fees charged by such financial intermediaries or plan may differ from those that would apply to transactions effected through the Fund’s transfer agent. Please consult a representative of your financial intermediary or plan for further information.

Calculation of NAV

The NAV of Class R6 shares of each Fund, except as noted below, is typically calculated as of the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) each day the NYSE opens for regular trading, and the Funds are not available for purchase or redemption on holidays when the NYSE is scheduled to be closed. Each Fund’s assets are normally valued as of this time for the purpose of computing a Fund’s NAV. The time as of which shares are priced and the time until which purchase and redemption orders are accepted for processing at the NAV calculated that day may be changed by a Fund in its discretion as permitted by applicable law or the SEC. In calculating its NAV, a Fund generally will not consider information that becomes available after the time as of which the Fund calculates its NAV, such as securities transactions that occur after that time.

The Funds value their portfolio securities for purposes of calculating their NAVs using procedures approved by the Funds’ Board of Trustees. Those procedures allow for a variety of methodologies to be used to value a Fund’s securities. The specific methodologies used for a particular security may vary based on the market data available for a specific security at the time a Fund calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies a Fund may use to value a security and they may not represent the means by which a Fund’s investments are valued on any particular business day.

A share class’s NAV is determined by adding the values of a Fund’s securities, cash and other assets attributable to that class, subtracting all of a Fund’s expenses and liabilities attributable to that class, and then dividing by the total number of shares outstanding for that class of the Fund. A Fund’s investments for which market quotations are readily available are valued based on market value. Equity securities are typically valued at the official close or the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day at the mean between the closing bid and asked prices.

Securities traded on the NASDAQ Stock Market, LLC (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the mean between the closing bid and asked prices.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Prices obtained from independent pricing services use various inputs, including, but not limited to, information provided by broker-dealers; pricing formulas, such as dividend discount models; option valuation formulas; estimates of market values obtained from yield data relating to investments or securities with similar characteristics; and discounted cash flow models that might be applicable. A Fund will generally value over-the-counter (OTC) derivatives on the basis of valuations obtained from counterparties, published index closing levels or evaluated prices supplied by independent pricing services, some or all of which may be based on market data from trading on exchanges that closed significantly before the time as of which a Fund calculates its net asset value. Forward foreign currency contracts are generally valued based on rates provided by independent data providers. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange on which they principally trade. A Fund does not normally take into account trading, clearances or settlements that take place after the close of the principal exchange or market on which such securities are traded. A Fund will generally value its investments in other investment companies and private funds, such as hedge funds, at their reported NAVs, to the extent available.

The Funds may hold investment positions in sizes smaller than institutionally-sized round lot positions (sometimes referred to as ‘odd lots’). Pricing services generally provide evaluations on the basis of institutionally-sized round lots. The Funds do not generally apply (and have not historically applied) discounts to pricing service evaluations of securities when they hold and value odd lot positions. If a Fund sells a position in an odd-lot transaction, the sale price may be less than the value at which the position has been held by the Fund.

Investments denominated in currencies other than the U.S. dollar are valued in U.S. dollars using exchange rates obtained from independent data providers, generally as of the time the Fund calculates its NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the values of currencies in relation to the U.S. dollar.

If market quotations are unavailable or deemed unreliable for a security or if a security’s value may have been significantly affected by events occurring after the close of a securities market on which the security principally trades but before a Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, attempt to assign a value to the security. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While a Fund’s use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, a Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. Fair valuation may require subjective determinations about the value of a security. While a Fund’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values used by a Fund accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

The valuations of securities that trade principally on a foreign market that closes before the time as of which a Fund calculates its NAV will generally be based on quotations or other information as of that earlier closing time. If significant events occur after that earlier closing time but before the time as of which the Fund calculates its NAV, the Fund may fair value those securities in accordance with the Fund’s valuation policies. Foreign markets may be closed on days when a Fund prices its shares (e.g., on non-U.S. holidays), and foreign markets may be open on weekends and other days when the Fund does not price its shares. The value of such assets or the Fund’s shares may change significantly on days when the Fund’s shares are not able to be purchased, redeemed or exchanged.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires that investment companies such as the Trust obtain, verify, and record information that identifies each person who opens an account. In order to make an initial investment in the Fund you must furnish to your authorized financial intermediary the information in the account application. What this means for you is that you may be asked to provide your name, address, date of birth, taxpayer identification number and permanent street address. If your account is in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted (though an APO or FPO box number can be used by active duty military personnel). You may be asked to provide your driver’s license or other identification documents, and a Fund may consult third-party databases to help verify your identity.

The Funds will generally reject a new account application if you do not provide the required identifying information. The relevant Fund will attempt to collect any missing information required on the application by contacting your financial intermediary. If a Fund is unable to obtain this information within a timeframe established by the transfer agent in its sole discretion (for example, 72 hours), which may change from time to time, your application will be rejected. With respect to opened accounts, the Funds reserve the right to close your account at the then-current day’s NAV and remit proceeds to you via check if it is unable to verify your identity. The Funds will attempt to verify your identity within a timeframe established at its sole discretion (for example, 96 hours), which may change from time to time. Check with the financial intermediary for details concerning these requirements.

Minimum Investments for Shares

Class R6 shares are not subject to any minimum investment requirements for initial and subsequent investment in shares of the Funds. Certain intermediaries may have investment minimums, which may differ from the Funds’ minimums, and may be waived at the intermediaries’ discretion. Each Fund reserves the right to change the minimum investment amounts without prior notice.

New Account Application

If you are making your initial investment in a Fund and need a New Account Application or need help completing the New Account Application, please contact your representative at your financial intermediary or the transfer agent at 877-DLine11 (877-354-6311) if purchasing shares directly from the Fund’s transfer agent through an omnibus account to be opened in the plan’s name directly with the Fund’s transfer agent

Purchase by Mail

Generally, Class R6 shares may be purchased by mail only through an authorized financial intermediary. Contact your financial intermediary about purchases via mail.

Class R6 shares may also be purchased directly from the Fund’s transfer agent by a Class R6 eligible plan if such shares are held in an omnibus account opened in the plan’s name directly with the Fund’s transfer agent. Such shares may be purchased by sending a check made payable to

“DoubleLine Funds,” together with a completed New Account Application in the case of an initial investment, to:

Via Regular Mail

DoubleLine Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

DoubleLine Funds

c/o U.S. Bank Global Fund Services

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

Subsequent investments should be accompanied by the Invest by Mail form that is attached to your account statement (if applicable) or a note specifying the Fund name, your account number, and the name(s) your account is registered in.

All investments must be in U.S. dollars drawn on domestic banks. The Funds will not accept cash, money orders, checks drawn on banks outside the U.S., travelers’ checks, starter checks, or credit card checks. Third-party checks, except those payable to an existing shareholder, will not be accepted. In addition, the Funds will not accept post-dated checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss a Fund incurs. You also will be charged $25 for every check returned unpaid.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services, or receipt at a U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of a Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Additionally, shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Telephone

Generally, Class R6 shares may be purchased from the Fund by telephone only through authorized financial intermediaries. Contact your financial intermediary about purchases via telephone.

Class R6 shares may also be purchased directly from the Fund’s transfer agent by a Class R6 eligible plan if such shares are held in an omnibus account opened in the plan’s name directly with the Fund’s transfer agent. If you have not declined telephone transaction privileges on your account application, you may purchase additional shares of a Fund by calling 877-DLine11 (877-354-6311). If your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making this purchase. If your purchase order is received in good order before the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) on a day the NYSE opens for regular trading, your shares will be purchased at the NAV calculated on that day. Please see “How to Buy Shares — General Information” for information on purchasing shares through a financial intermediary.

Purchase by Internet

Generally, Class R6 shares may be purchased from the Fund via the internet only through an authorized financial intermediary. Contact your financial intermediary about internet purchases.

Class R6 shares may also be purchased directly from the Fund’s transfer agent by a Class R6 eligible plan if such shares are held in an omnibus account opened in the plan’s name directly with the Fund’s transfer agent. If you have an existing account and are placing a subsequent investment, you may do so by accessing your account online at DoubleLineFunds.com. An investor must first establish a direct account by completing the appropriate New Account Application.

If a shareholder elects to place purchases for their direct account online, the shareholder will be required to establish a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. The Funds will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during times when online communications may be under unusual stress. If a shareholder elects not to view their account or effect transactions online, the shareholder should not establish online account access. If online account access has already been established and you no longer want the account accessible online, you can call 877-DLine11 (877-354-6311) or contact your financial intermediary (if applicable) and request to suspend online access.

Purchase by Wire

Generally, Class R6 shares may be purchased from the Fund by wire only through an authorized financial intermediary. Contact your financial intermediary about purchases by wire.

Class R6 shares may also be purchased directly from the Fund’s transfer agent by a Class R6 eligible plan if such shares are held in an omnibus account opened in the plan’s name directly with the Fund’s transfer agent. If you are making your first investment in a Fund, before you wire funds, the transfer agent must have a completed New Account Application. You may mail or overnight deliver your New Account Application to the transfer agent. Upon receipt of your completed New Account Application, the transfer agent will establish an account for you. The shareholder account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the shareholder account number, and the name on the account per the New Account Application so that monies can be correctly applied.

U.S. Bank, N.A.

777 E. Wisconsin Avenue

Milwaukee, WI 53202

ABA No. 075000022

Credit: U.S. Bancorp Fund Services, LLC

Account No. 112-952-137

Further Credit: DoubleLine Funds [Name of Fund and Share Class]

(Shareholder Account Number, Shareholder Name)

Before sending your fed wire, please call the transfer agent at 877-DLine11 (877-354-6311) or contact your financial intermediary (if applicable) to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.

Wired funds must be received prior to the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) for the related purchase order to be eligible for same day pricing, except that orders provided in respect of advisory accounts (including other DoubleLine funds) managed by DoubleLine Capital or one of its related parties and orders provided by or through a broker-dealer or financial intermediary with whom the Funds (or their service providers) have a processing relationship may receive same day pricing so long as the related trade instructions are received timely. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan

Generally, once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into a Fund (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP each purchase must be in the amount of $100 or more and your financial institution must be a member of the ACH network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please contact your financial intermediary or, for direct investors, complete the AIP section on the New Account Application or call the Funds’ transfer agent at 877-DLine11 (877-354-6311) for instructions. Your signed New Account Application must be received by the Fund’s transfer agent, or its agent, as applicable, at least 7 business days prior to the initial transaction through the AIP. Any request to change or terminate your AIP should be submitted to the transfer agent, or its agent, as applicable, at least five calendar days prior to the effective date of the next transaction.

Purchases Through an Authorized Third Party

You may buy a Fund’s shares through certain broker-dealers and financial intermediaries. If purchases of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service. From time to time, shares of a Fund may only be available from a single broker-dealer or a limited number of broker-dealers, which may limit a Fund’s ability to attract assets.

How to Redeem Shares

General Information

You may redeem shares on any day when the NYSE opens for regular trading. Your shares will be redeemed at the next NAV calculated after your order is received in good order by a Fund or an authorized financial intermediary. A redemption request in good order must include, among other things, the exact name in which the shares are registered, the account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, a signature matching the account registration, together with any other materials or information required by the Fund, the transfer agent or any other agents duly appointed for that purpose. If you invest or hold your shares through a financial intermediary, see “Redemptions Through Your Financial Intermediary or Other Authorized Third Party” below.

The Funds typically seek to send redemption proceeds on the next business day (as provided above) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer; however, the Funds reserve the right to pay redemption proceeds as long as seven days after the receipt of a redemption request. In case of emergencies or when trading on the NYSE is restricted, or as otherwise permitted by the SEC or applicable law, the Fund may suspend redemptions or postpone payment for more than seven days. If any portion of the shares to be redeemed represents an investment made by check or electronic funds transfer through the ACH network, a Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the purchase amount has been collected. This may take up to 15 calendar days from the date of purchase. This delay is not expected to apply if you purchased your shares via wire payment.

The Adviser expects to use a variety of resources to honor requests to redeem shares of the Funds, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques, including, without limitation, repurchase agreements. As of the date of this Prospectus, all of the Funds also have available to them an uncommitted line of credit that they may draw on to manage their liquidity needs, subject to policies and procedures that govern the allocation of the available credit under the facility among the Funds. There can be no assurance that the uncommitted line of credit will remain available to the Funds generally or that any available credit under the facility will be available to any particular Fund when the Fund seeks to draw on the facility. Funds that invest in securities with longer settlement cycles, such as DoubleLine Floating Rate Fund, may use a committed credit facility, when available, to manage their liquidity needs and honor redemption requests. There can be no assurance that any credit facility, even a committed credit facility, will be available to a Fund or available in sufficient amounts to a Fund under all circumstances. A variety of other measures, such as redemptions in kind (i.e., payment in portfolio investments rather than cash), may also be used to honor redemptions. The Adviser does not expect to honor redemption requests in kind regularly (and has not done so historically), but reserves the right to do so. If your shares are redeemed in kind you will incur transaction costs upon disposition of the assets received in the distribution, as well as taxes on any capital gains from the sale. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the assets you receive in kind until they are sold. The Adviser expects to use the resources and measures discussed above, among others, to meet redemption requests in regular and stressed market conditions.

A signature guarantee may be required of all account holders for any redemption request in excess of $100,000 where proceeds are requested to be sent by check, when a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days, when redemption proceeds are to be sent or payable to any person, address or bank account not on a Fund’s records, or if ownership is being changed on your account. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-877-354-6311. Investors should consider whether or not to withhold taxes from any such redemption.

The Funds may establish policies permitting the Funds’ transfer agent to place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. “Specified Adult” refers to an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older and whom the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, neither the transfer agent nor any Fund is required to delay the disbursement of redemption proceeds and nor do they assume any obligation to do so.

Redemptions by Mail

Generally, Class R6 shares may be redeemed from the Fund by mail only through an authorized financial intermediary. Contact your financial intermediary about redemptions by mail.

Class R6 shares may also be redeemed directly from the Fund’s transfer agent by a Class R6 eligible plan if such shares are held in an omnibus account opened in the plan’s name directly with the Fund’s transfer agent.

Redemption requests generally must include:

•	your name(s) and signature(s) as they appear on the New Account Application form

•	your account number

•	the Fund name

•	the dollar amount or number of shares you want to redeem

•	how and where to send the proceeds

For direct shareholders, mail your letter of instruction to:

Via Regular Mail

DoubleLine Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

DoubleLine Funds

c/o U.S. Bank Global Fund Services

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

Your letter of instruction must be accompanied by a signature guarantee or other documentation, if required (see “Signature Guarantees” below).

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services, or receipt at a U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of a Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Signature Guarantees

Some circumstances require written orders, along with a signature guarantee from either a Medallion program member or a non-Medallion program member. These include:

•	redemption requests for amounts in excess of $100,000, where proceeds are requested to be sent by check;

•	when a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days;

•	when redemption proceeds are to be sent or payable to any person, address or bank account not on the Funds’ record; or

•	if ownership is being changed on your account.

The Funds and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. The Funds or the transfer agent reserves the right to waive any signature guarantee requirement at its discretion. Investors who have purchased shares through a financial intermediary may be subject to different requirements and should check with their financial intermediary to determine whether signature guarantee requirements or other security arrangements apply to their accounts.

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. You may be required to pay a fee for a signature guarantee. Please call your financial intermediary (or, for direct shareholders, 877-DLine11 (877-354-6311)) to ensure that your signature guarantee will be processed correctly.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Verification Program member, or other acceptable form of authentication from a financial institution source.

Redemptions by Telephone

Generally, Class R6 shares may be redeemed from the Fund by telephone only through an authorized financial intermediary. Contact your financial intermediary about redemptions via telephone.

Class R6 shares may also be redeemed directly from the Fund’s transfer agent by a Class R6 eligible plan if such shares are held in an omnibus account opened in the plan’s name directly with the Fund’s transfer agent. You may redeem shares by telephone request unless you have declined to have this option. You may have a check sent to the address of record, proceeds may be wired to your bank account of record, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account. Redemption proceeds will typically be sent on the business day following your redemption. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH and proceeds are typically credited to your bank within two to three business days after redemption. Except as noted above under “— General Information,” proceeds will be processed within seven calendar days after a Fund receives your redemption request in good order. Call the transfer agent at 877-DLine11 (877-354-6311) to request a redemption. Telephone redemption requests must be for a minimum of $100.

By establishing telephone redemptions, you authorize the Funds’ transfer agent to act upon telephone instructions. Before executing an instruction received by telephone, the Funds’ transfer agent will use reasonable procedures to seek to confirm that the telephone instructions are provided by a person authorized to transact on the account. These procedures will include recording the telephone call and asking the caller for a form of personal identification. The Fund and its agents are not liable to shareholders for any loss, expense or cost arising out of any telephone redemption request that the Fund and its agents reasonably believed to be genuine pursuant to these procedures, including fraudulent or unauthorized requests. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).

During periods of high market activity, shareholders may encounter higher than usual wait times. Please allow sufficient time to place your telephone transaction.

Redemptions by Internet

Generally, Class R6 shares may be redeemed from the Fund via the internet only through an authorized financial intermediary. Contact your financial intermediary about internet redemptions.

Class R6 shares may also be redeemed directly from the Fund’s transfer agent by a Class R6 eligible plan if such shares are held in an omnibus account opened in the plan’s name directly with the Fund’s transfer agent. If you have an existing account and are placing a redemption request, you may do so by accessing your account online at DoubleLineFunds.com. Proceeds from online redemptions may be sent via check, ACH or wire to the bank account of record. Online redemptions are not available for all direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to place redemptions for their direct account online, the shareholder will be required to establish a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. The Funds will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during times when online communications may be under unusual stress. If a shareholder elects not to view their account or effect transactions online, the shareholder should not establish online account access. If online account access has already been established and you no longer want the account accessible online, contact your financial intermediary (or, if you are a direct shareholder, you can call 877-DLine11 (877-354-6311)) and request to suspend online access.

Systematic Withdrawal Plan

As another convenience, you may redeem shares through the systematic withdrawal plan (“SWP”). To begin participating in the SWP, please contact your financial intermediary or, for direct investors, complete the SWP section on the New Account Application or call the Funds’ transfer agent at 877-DLine11 (877-354-6311) for instructions. Under the SWP, you may choose to receive a specified dollar amount generated from the redemption of shares in your account. In order to participate in the SWP, your account balance must be at least $10,000 and there must be a minimum withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with a Fund. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the SWP at any time by contacting the transfer agent five days prior to the effective date or next scheduled withdrawal.

Redemptions Through Your Financial Intermediary or Other Authorized Third Party

You may redeem shares through certain financial intermediaries. If redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through a financial intermediary, that financial intermediary may, at its discretion, charge a fee for that service.

You may sell your shares of a Fund back to the Fund through your financial intermediary on any day when the NYSE opens for regular trading. The financial intermediary may charge you a fee for its services. Redemption requests will be priced at the NAV next determined after they are received in good order by a Fund or an authorized financial intermediary. In the case of a request furnished to an authorized financial intermediary, the Fund’s processing of your redemption request may be adversely affected if the request is not subsequently communicated by your financial intermediary timely and properly to the Fund; your financial intermediary is responsible for ensuring that your request is received by the Fund timely and in good order. Please contact your financial intermediary for instructions on how to place redemption requests. Because financial intermediaries’ processing times and arrangements with the Funds may vary, please ask your financial intermediary when your account will be debited.

If you redeem shares through your financial intermediary, your financial intermediary is responsible for ensuring that the Fund’s transfer agent receives your redemption request in good order. If your financial intermediary receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with it; you also may instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial intermediary’s or your own complete wiring instructions. Your financial intermediary or plan may charge you separately for this service.

Other Account Policies

Trading Limits

Frequent trading activity by Fund shareholders can reduce a Fund’s long-term performance in a variety of ways, including as a result of increased trading and transaction costs, disruption to a Fund’s stated portfolio management strategy, and the need to maintain an elevated cash position to meet redemptions (and lost opportunity costs as a result thereof) and forced liquidations. In addition, certain short-term trading activities that attempt to take advantage of inefficiencies in the valuation of a Fund’s securities holdings may dilute the interests of the remaining shareholders and result in unwanted distributions of capital gains to fund shareholders, including short term capital gains taxable to shareholders subject to tax at ordinary income tax rates. A Fund with foreign investment exposure may be subject to elevated risks of market timing activities by investors. For example, a Fund may have exposure to assets that trade on exchanges that close before the time it calculates its net asset value. Some investors may seek to take advantage of perceived price arbitrage opportunities that those circumstances may present. Such shareholder activity presents the potential for existing investors’ interests to be diluted.

Accordingly, the Board of Trustees has adopted policies and procedures that are designed to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures include:

Trading Limit Policies

•

Each Fund may reject any purchase order for any reason and without prior notice. A Fund or a Fund’s transfer agent may reject a purchase order of any investor or group of investors or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Fund’s Adviser or the Fund’s transfer agent, actual or potential harm to the Fund.

•

The Trust reserves the right to prohibit any acquisition of a Fund’s shares (through either a purchase or exchange from another DoubleLine Fund) in which the acquirer has previously completed multiple round-trip transactions in the Fund within a 12-month period, in accordance with the Trust’s policies and procedures. For this purpose, a round trip transaction consists of the acquisition of shares of a particular DoubleLine Fund (through either a purchase or exchange from another DoubleLine Fund) and the subsequent redemption of shares of that Fund (through either a sale or an exchange into another DoubleLine Fund). These limits on round trip transactions do not, however, limit a shareholder’s right to redeem their shares.

•	The Trust monitors exchanges and redemptions out of a Fund in accordance with the Trust’s policies and procedures.

•	Exceptions to these trading limits must be approved by a Fund’s President or designee and reported to the Board of Trustees on a quarterly basis.

These restrictions do not necessarily apply to asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading) or (except to the extent noted in the next paragraph) to omnibus accounts, i.e., accounts on behalf of multiple, undisclosed investors, maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts), or to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to a Fund’s systematic investment or withdrawal program. A Fund also may waive these restrictions on terms acceptable to the Fund and the Adviser, including in connection with investments by financial institutions related to obligations the financial institutions may have to third parties. The limitations and monitoring activities described above may not be applied to transactions below certain thresholds.

While financial intermediaries that maintain omnibus accounts may be required to or may voluntarily impose restrictions on the trading activity of accounts traded through those financial intermediaries, a Fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the intermediaries’ systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries. Moreover, the Trust cannot always identify or reasonably detect excessive trading through omnibus accounts or accounts otherwise facilitated by financial intermediaries that transmit purchase, exchange and redemption orders to a Fund, and thus a Fund may have difficulty curtailing such activity. In lieu of applying round trip transaction or other limits at the omnibus account level, the Trust or the Adviser may determine to take other action to detect and deter frequent purchases and redemptions of Fund shares, including, potentially, requesting and reviewing the underlying trading information for the sub-accounts trading through an omnibus account or permitting a financial intermediary to apply its own policies or procedures designed to detect and prevent excessive or abusive short-term trading in lieu of applying the Funds’ procedures.

The Trust and the Adviser may rely on the Funds’ service providers, including the Funds’ transfer agent and/or administrator, to monitor for abusive short-term trading activities.

Exchange Privilege

You can exchange your Class R6 shares for Class R6 shares of another DoubleLine Fund (if available). You can request your exchange by contacting your financial intermediary, or (for direct shareholders) in writing, by calling the transfer agent at 877-DLine11 (877-354-6311) or by accessing your account online at DoubleLineFunds.com. Be sure to read the current Prospectus for the Fund into which you are exchanging. Exchanges may only be made on days when both affected Funds are open for business. Any new account established through an exchange will have the same registration as the account from which you are exchanging and will have the same privileges as your original account (as long as they are available). In addition, the Trust reserves the right to change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules.

Conversion of Shares Between Classes

From time to time, a Fund may authorize the conversion of shares of one class to another share class. Such conversions may be subject to certain conditions, including that the shares of the other class are eligible for sale in the owner’s state of residence and all other applicable terms and conditions are met. Further information about conversion of shares between classes may be found in the SAI.

Notice Regarding Delivery of Fund Documents

You will receive periodic mailings regarding the Funds in which you invest. In order to reduce the volume of mail you receive, only one copy of each mailing (including, for example, fund Prospectuses) may be sent to an address shared by two or more accounts or to shareholders we reasonably believe are from the same family or household. If you would like to receive one copy of a mailing for each account, please call 877-DLine11 (877-354-6311) to request individual copies of these documents. You must submit a written request to receive individual copies of a Prospectus or shareholder report. It may take up to thirty days to process your request.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. In accordance with state statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the inactivity period specified in your state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. The state may redeem escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were redeemed. To help protect their accounts, shareholders should keep their accounts up-to-date and active, which may include calling the Funds at 877-DLine11 (877-354-6311) to generate shareholder initiated activity such as completing an account transaction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Funds to complete a Texas Designation of Representative form.

Cost Basis Reporting

When you redeem or exchange Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the Internal Revenue Service (“IRS”) on an IRS Form 1099-B or other applicable form cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the “wash sale” rules. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

A Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please contact the Funds at 877-DLine11 (877-354-6311) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you.

Distributions

The amount of distributions of net investment income and of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends of the net investment income of each Fund, if any, will be declared and paid at least monthly. Each Fund will distribute net realized short-term capital gains and net realized long-term capital gains, if any, at least annually. Your distributions will be reinvested in the relevant Fund unless you instruct that Fund otherwise. You may change your distribution election in writing or by telephone. Any change should be submitted to the transfer agent by phone at 877-DLine11 (877-354-6311) or in writing to DoubleLine Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 at

least five calendar days prior to the record date of the next distribution. A Fund does not charge any fees or sales loads on shares purchased through the automatic reinvestment of distributions. You may request that distributions be paid by check. If you elect to receive distributions of net investment income and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the relevant Fund reserves the right to reinvest the distribution check in your account at that Fund’s then current NAV and will reinvest all subsequent distributions until instructed otherwise.

Taxes

This section provides a summary of certain U.S. federal income tax considerations relevant to an investment in a Fund; it is not intended to be a full discussion of tax laws and the effects of such laws on you, or to address all aspects of taxation that may apply to specific types of shareholders, such as foreign persons. Furthermore, this discussion is based on the Code and Treasury regulations issued thereunder that are in effect as of the date of this Prospectus, which provisions are subject to change, including retroactively. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor regarding your investment in a Fund (including the status of your distributions from the Fund). Additional tax information may be found in the SAI.

Taxes on Dividends and Distributions. For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions that a Fund properly reports to you as gains from investments that a Fund owned (or is deemed to have owned) for more than one year (“Capital Gain Dividends”) generally are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned (or is deemed to have owned) for one year or less and gains on the sale of or payments on bonds characterized as having market discount generally are taxable to you as ordinary income. Distributions of investment income that a Fund properly reports to you as derived from qualified dividend income are taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Each Fund does not expect a significant portion of its distributions to derive from qualified dividend income.

Pursuant to proposed regulations on which a Fund may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Distributions of income or gain attributable to derivatives with respect to REIT securities, including swaps, will not constitute qualified REIT dividends and will not be eligible for such deduction.

The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For these purposes, net investment income generally includes dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the sale, redemption, exchange or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this tax on their investment in a Fund.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable in the manner described herein whether you receive them in cash or reinvest them in additional shares of a Fund.

Distributions by a Fund to retirement plans and other tax-advantaged accounts that qualify for tax-advantaged treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans and/or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and/or account and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan and/or account.

A Fund’s investment in certain debt obligations, derivatives and hedging transactions can cause a Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required at times to liquidate investments, including at times when it may not be advantageous to do so, in order to satisfy its distribution requirements (see “Tax Status of the Funds” below). Such dispositions could result in realization of capital gains, including short-term capital gains generally taxable to shareholders at ordinary income rates when distributed to them.

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends or

(3) interest-related dividends, each as defined and subject to certain conditions described in the SAI, generally are not subject to withholding of U.S. federal income tax.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

If you are a non-U.S. investor, please consult your own tax advisor regarding the tax consequences of investing in a Fund.

Taxes When You Sell, Redeem or Exchange Your Shares. Any gain resulting from a sale, redemption, or exchange (including an exchange for shares of another fund) of your shares in the Fund generally will be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you owned your shares.

Tax Status of the Funds. Each Fund has elected and intends to qualify and to be eligible to be treated each year as a regulated investment company under the Code, such that the Fund will not be subject to federal income tax on income and gains timely distributed to shareholders. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must meet requirements with respect to the sources of its income, the diversification of its assets, and the distribution of its income. A Fund could in some cases cure a failure to comply with these requirements, including by paying a Fund-level tax and, in the case of a diversification failure, disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such a failure, or if a Fund were otherwise to fail to qualify as a regulated investment company, the Fund would be subject to federal income tax on its net income at regular corporate rates without reduction for distributions to shareholders. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to a Fund’s earnings and profits, thereby potentially diminishing shareholder returns.

Commodity-Related Investments. Income from certain commodity-linked instruments and from direct investments in commodities does not constitute qualifying income for purposes of the source of income requirement noted above. The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income. A Fund generally intends to gain exposure to commodities through direct investments that it believes give rise to qualifying income or indirectly through its investment in one or more subsidiaries in a manner that gives rise to qualifying income. A Fund must limit its investment in a subsidiary or group of subsidiaries to no more than 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year in order to meet the asset diversification requirement noted above. It is expected that all of a non-U.S. subsidiary’s income will be subpart F income currently included in a Fund’s income as ordinary income for federal income tax purposes (such income inclusions, “subpart F inclusions”). Under Treasury regulations, “subpart F income” included in a Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies. Net losses incurred by a subsidiary during a tax year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from a Fund’s other investments. In addition, a subsidiary is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years. You should consult the SAI for additional information.

Investments in Foreign Securities. A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a Fund’s return on those securities may be decreased. If a Fund meets certain requirements with respect to its asset holdings, it will be eligible to elect to permit shareholders of the Fund to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Derivatives. A Fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders. In addition, the tax rules applicable to derivatives are in many cases uncertain under current law. An adverse determination, future guidance by the IRS or Treasury regulations, in each case with potentially retroactive effect, might bear adversely on a Fund’s ability to satisfy the distribution or other requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Investments in Other Funds. Special tax consequences may apply to shareholders of a Fund as a result of its investments in other funds. Please see the SAI under “Distributions and Taxes” for more information.

Backup Withholding. A Fund will be required in certain cases to withhold on distributions paid to a shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Reporting. Shareholders will be advised annually as to the federal tax status of distributions made by a Fund for the preceding calendar year.

Consult your tax advisor about other possible tax consequences. This is a summary of certain U.S. federal income tax consequences of investing in the Funds. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund. For more information, see “Distributions and Taxes” in the SAI.

Index Descriptions

The following index descriptions are based on information provided on the respective index provider’s website or from other third-party sources. The Funds and DoubleLine have not verified these descriptions and disclaim responsibility for their accuracy and completeness.

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index includes securities in the Bloomberg Barclays U.S. Aggregate Bond Index that have between one and three years maturity.

The ICE BofA 1-3 Year Eurodollar Index is a subset of the ICE BofA Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The ICE BofA Eurodollar Index tracks the performance of U.S. dollar-denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The London Interbank Offered Rate (LIBOR) is an indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Shiller Barclays CAPE® US Sector TR USD Index (for purposes of this description, the “Index”) incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically

Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of inflation adjusted earnings to account for earnings and market cycles. Traditional valuation measures, such as the price-earnings (PE) ratio, by contrast, typically rely on earnings information from only the past year. The Index uses a relative version of the classic CAPE® Ratio to identify undervalued sectors while also seeking to exclude a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return.

The Index’s composition is determined monthly. Each month, the Index’s methodology ranks eleven US sectors based on a modified CAPE® Ratio (a “value” factor) and a twelve-month price momentum factor (a “momentum” factor). Each US sector is represented by a sector ETF that tracks a sector index, which is an ETF in the family of Select Sector SPDR Funds or, in the case of the real estate sector, the iShares Dow Jones U.S. Real Estate Index Fund. The Index methodology selects the five US sectors with the lowest modified CAPE® Ratio — the sectors that are the most undervalued according to the CAPE® Ratio. Only four of these five sectors, however, end up in the Index for a given month, as the sector with the worst 12-month price momentum among the five selected sectors is eliminated. The Index methodology allocates an equally weighted long (i.e., investment) exposure to the four remaining US sectors.

Direct investment in an index is not possible.

Disclaimers

Shiller Barclays CAPE® Index Disclaimer

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer, sponsor or promoter of DoubleLine Shiller Enhanced CAPE® (in this paragraph, the “Fund”) and Barclays has no responsibilities, obligations or duties to investors in the Fund. The Shiller Barclays CAPE® US Sector TR USD Index (the “Index”) consists of trademarks of Barclays Bank PLC and trademarks owned by or licensed to RSBB-I, LLC and Barclays Bank PLC and that are licensed for use by DoubleLine Funds Trust as the Issuer of the Fund. Barclays’ only relationship with the Issuer in respect of the Index is the licensing of these trademarks and the Index which is determined, composed and calculated by Barclays without regard to the Issuer or the Fund or the owners of the Fund. Additionally, DoubleLine Capital LP may for the Fund execute transaction(s) with Barclays in or relating to the

Fund’s Index in connection with which investors of the Fund acquire shares from DoubleLine Funds Trust and investors neither acquire any interest in the Fund’s Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Fund. The Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Fund’s name or the Index with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the Fund or any other third party into consideration in determining, composing or calculating the Index. Barclays has no obligation or liability in connection with administration, marketing or trading of the Fund. The licensing agreement between DoubleLine Funds Trust and Barclays is solely for the benefit of the Fund and Barclays and not for the benefit of the owners of the Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE USE OF THE DOUBLELINE SHILLER ENHANCED CAPE® NAME, OR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO DOUBLELINE SHILLER ENHANCED CAPE® NAME, THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST

PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE DOUBLELINE SHILLER ENHANCED CAPE®.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

THE SHILLER BARCLAYS CAPE® US INDEX FAMILY HAS BEEN DEVELOPED IN PART BY RSBB-I, LLC, THE RESEARCH PRINCIPAL OF WHICH IS ROBERT J. SHILLER. RSBB-I, LLC IS NOT AN INVESTMENT ADVISER AND DOES NOT GUARANTEE THE ACCURACY AND COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US INDEX FAMILY OR ANY DATA OR METHODOLOGY EITHER INCLUDED THEREIN OR UPON WHICH IT IS BASED. RSBB-I, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN AND MAKES NO WARRANTIES EXPRESSED OR IMPLIED, AS TO THE PERFORMANCE OR RESULTS EXPERIENCED BY ANY PARTY FROM THE USE OF ANY INFORMATION INCLUDED THEREIN OR UPON WHICH IT IS BASED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, AND SHALL NOT BE LIABLE FOR ANY CLAIMS OR LOSSES OF ANY NATURE IN CONNECTION WITH THE USE OF SUCH INFORMATION, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE OR CONSEQUENTIAL DAMAGES EVEN IF RSBB-I, LLC IS ADVISED OF THE POSSIBILITY OF SAME.

Financial Highlights

The following tables illustrate the financial performance for Class R6 shares of each Fund for the fiscal periods shown. This information is intended to help you understand each Fund’s financial performance for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return illustrates how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm. Its report and the Funds’ financial statements are included in the Funds’ most recent Annual Report to shareholders, which is available upon request by calling toll-free 877-DLine11 (877-354-6311) or via www.doublelinefunds.com.

DoubleLine Total Return Bond Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS R6	Period Ended March 31, 2020[2]
Net Asset Value, Beginning of Period	$10.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.24
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.18)

Total from Investment Operations	0.06
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.26)
Distributions from Net Realized Gain	—

Total Distributions	(0.26)

Net Asset Value, End of Period	$10.46
Total Return	0.52%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$65,403

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.45%[4]
Expenses After Investment Advisory Fees (Waived)	0.45%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.45%[4]
Net Investment Income (Loss)	3.33%[4]
Portfolio Turnover Rate	31%[3]

[1]	Calculated based on average shares outstanding during the period.

[2]	Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

[3]	Not annualized.

[4]	Annualized.

DoubleLine Core Fixed Income Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS R6	Period Ended March 31, 2020[2]
Net Asset Value, Beginning of Period	$11.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.24
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.42)

Total from Investment Operations	(0.18)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.25)
Distributions from Net Realized Gain	—

Total Distributions	(0.25)

Net Asset Value, End of Period	$10.62
Total Return	(1.72)%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$112,911

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.45%[4]
Expenses After Investment Advisory Fees (Waived)	0.39%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.39%[4]
Net Investment Income (Loss)	3.26%[4]
Portfolio Turnover Rate	43%[3]

[1]	Calculated based on average shares outstanding during the period.

[2]	Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

[3]	Not annualized.

[4]	Annualized.

DoubleLine Low Duration Bond Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS R6	Period Ended March 31, 2020[2]
Net Asset Value, Beginning of Period	$10.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.20
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.52)

Total from Investment Operations	(0.32)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.20)
Distributions from Net Realized Gain	—

Total Distributions	(0.20)

Net Asset Value, End of Period	$9.51
Total Return	(3.25)%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$369

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.39%[4]
Expenses After Investment Advisory Fees (Waived)	0.38%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.38%[4]
Net Investment Income (Loss)	2.98%[4]
Portfolio Turnover Rate	60%[3]

[1]	Calculated based on average shares outstanding during the period.

[2]	Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

[3]	Not annualized.

[4]	Annualized.

DoubleLine Flexible Income Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS R6	Period Ended March 31, 2020[4]
Net Asset Value, Beginning of Period	$9.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.25
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.32)

Total from Investment Operations	(1.07)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.27)
Distributions from Net Realized Gain	—

Total Distributions	(0.27)

Net Asset Value, End of Period	$8.40
Total Return	(11.26)%[2]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$89

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.68%[3]
Expenses After Investment Advisory Fees (Waived)	0.65%[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%[3]
Net Investment Income (Loss)	3.91%[3]
Portfolio Turnover Rate	41%[2]

[1]	Calculated based on average shares outstanding during the period.

[2]	Not annualized for periods less than one year.

[3]	Annualized for periods less than one year.

[4]	Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

DoubleLine Shiller Enhanced CAPE®

Financial Highlights For a capital share outstanding throughout the period

CLASS R6	Period Ended March 31, 2020[2]
Net Asset Value, Beginning of Period	$15.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.27
Net Gain (Loss) on Investments (Realized and Unrealized)	(3.59)

Total from Investment Operations	(3.32)
LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.28)
Distributions from Net Realized Gain	(0.39)

Total Distributions	(0.67)

Net Asset Value, End of Period	$11.70
Total Return	(22.15)%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$124

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.49%[4]
Expenses After Investment Advisory Fees (Waived)	0.48%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.48%[4]
Net Investment Income (Loss)	2.60%[4]
Portfolio Turnover Rate	62%[3]

[1]	Calculated based on average shares outstanding during the period.

[2]	Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

[3]	Not annualized.

[4]	Annualized.

PRIVACY POLICY

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;

•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;

•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails or other electronic communications; and

•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

How and why we may share your information.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;

•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or

•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;

•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or

•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;

•	the right to rectify personal information;

•	the right to restrict the use of personal information;

•	the right to request that personal information is erased; and

•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

DoubleLine Funds

You can find more information about the Funds in the following documents:

Statement of Additional Information (SAI)

The Funds’ SAI provides more details about each Fund’s investments and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into this document and is legally considered part of this Prospectus. The SAI is available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

Annual and Semi-Annual Reports

Additional information about each Fund’s investments is or will be available in the Funds’ annual and semi-annual reports to shareholders. The Funds’ annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ most recent fiscal year.

To Obtain Information

You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by contacting the Funds:

By Email:

fundinfo@doubleline.com

By Internet:

Go to www.doublelinefunds.com

By Telephone:

Call 877-DLine11 (877-354-6311) or your financial intermediary.

By Mail:

Write to:

DoubleLine Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701 Milwaukee, WI 53201

Reports and other information about the Funds (including the statement of additional information) are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

If someone makes a statement about a Fund that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the distributor is offering to sell shares of a Fund to any person to whom a Fund may not lawfully sell its shares.

DoubleLine Funds || 333 S. Grand Ave., Suite 1800|| Los Angeles, CA 90071 || (877) DLINE11 or (877) 354-6311

fundinfo@doubleline.com || www.doublelinefunds.com|| www.doublelinefunds.com

DL-R6PRO                       DoubleLine Funds Trust Investment Company Act File Number 811-22378

DoubleLine Funds Prospectus July 31, 2020

DoubleLine Emerging Markets

Local Currency Bond Fund

I	Class I Shares — DBELX

N	Class N Shares — DLELX

This Prospectus tells you about the Class I and Class N shares of the DoubleLine Emerging Markets Local Currency Bond Fund (the “Fund”), a series of DoubleLine Funds Trust (the “Trust”).

Please read this document carefully before investing, and keep it for future reference.

Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Fund Summary

DoubleLine Emerging Markets Local Currency Bond Fund

Investment Objective

The Fund’s investment objective is to seek high total return from current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, including when purchasing Class I shares through a broker or other financial intermediary acting as an agent on your behalf. Such commissions and other fees, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I		Class N
Management Fees	0.75%		0.75%
Distribution and/or Service (12b-1) Fees	None		0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	5.48%		5.48%
Acquired Fund Fees and Expenses[1]	0.02%		0.02%
Total Annual Fund Operating Expenses	6.25%		6.50%
Fee Waiver and/or Expense Reimbursement[2]	(5.33%	)	(5.33%	)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%		1.17%

[1]

“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including exchange-traded funds (“ETFs”) and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds.

[2]

DoubleLine Capital LP (“DoubleLine Capital” or the “Adviser”) has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 0.90% for Class I shares and 1.15% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations will apply until at least July 31, 2021, except that they may be terminated by the Board of Trustees at any time. To the extent that DoubleLine Capital waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Any such recoupment may not cause the Fund’s ordinary operating expenses to exceed the expense limitation that was in place when the fees were waived or expenses reimbursed. Additionally, the Adviser would generally seek recoupment only in accordance with the terms of any expense limitation that is in place at the time of recoupment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fund’s expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$94	$119
3 Years	$1,379	$1,449
5 Years	$2,632	$2,739
10 Years	$5,629	$5,798

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund intends to invest principally in bonds of issuers in emerging market countries denominated in local (non-U.S.) currencies. These bonds include but are not limited to sovereign debt; quasi-sovereign debt, such as obligations issued by governmental agencies and instrumentalities; supra-national obligations; and obligations of private, non-governmental issuers. Bonds may pay interest at fixed or variable rates and may be of any maturity. The Fund’s investments may include government and private high yield and defaulted debt securities; inflation-indexed securities; mortgage- and asset-backed securities; bank loans; hybrid securities; and securities or structured products that are linked to or derive their values from another security, asset, or currency of any country or issuer in which the Fund may otherwise invest. High yield corporate bonds and certain other fixed income instruments in which the Fund may invest are commonly known as “junk bonds.”

The Adviser interprets the term “bond” broadly as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities, such as the interests in the equity tranche of a trust collateralized by debt securities.

An “emerging market country” is a country that, at the time the Fund invests in the related instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank Group”) or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index, such as the J.P. Morgan or Bank of America suite of emerging market indices (e.g., the JP Morgan GBI-EM Global Diversified Index or the ICE Bank of America Broad Local Emerging Markets non-Sovereign Index). In allocating investments among various emerging market countries, the portfolio managers attempt to analyze political, market, and economic factors affecting a country. These factors may include public finances; monetary policy; external accounts; financial markets; foreign investment regulations; stability of exchange rate policy; and labor conditions. Although the Fund invests principally in investments denominated in local currencies, the Fund may invest in investments denominated in the U.S. dollar (including U.S. Government securities). There is no limit on the percentage of the Fund’s assets that may be invested in any single emerging market country, currency, or issuer or any group of emerging market countries, currencies, or issuers.

The Fund expects normally to have significant exposure to foreign currencies, which may be achieved by investing in bonds denominated in the local currencies of foreign issuers or by investing in currencies directly or in currency-related instruments, such as forward contracts. The Fund may enter into foreign currency exchange transactions, including foreign currency futures and forward contracts and foreign currency swaps and options, to take long or short positions in various currencies, including currencies to which the Fund might not otherwise have exposure, in order to benefit from changes in the values of those currencies anticipated by the Adviser. The Fund may also enter into foreign currency exchange transactions in order to hedge against changes in the values of its portfolio investments due to declines in the values of the currencies in which those investments are denominated against the U.S. dollar (although the Fund does not expect typically to hedge portfolio currency exposures). The Fund may use any of the instruments, or any combination of the instruments, described above (e.g., an interest rate swap combined with a long forward currency contract) to create long or short synthetic positions as a substitute for a cash investment. Foreign currency exchange transactions may have the effect of creating investment leverage in the Fund’s portfolio, and the returns from such transactions may represent, from time to time, a significant component of the Fund’s investment returns.

The Fund may invest without limitation in fixed income instruments of any credit quality, which may include securities that are at the time of investment rated BB+ or lower by S&P Global Ratings (“S&P”) or Ba1 or lower by Moody’s Investor Service, Inc. (“Moody’s”) or the equivalent by any other nationally recognized statistical rating organization or unrated securities judged by the Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in defaulted securities (including defaulted corporate and sovereign securities). The Fund may invest in defaulted corporate securities, for example, when the portfolio managers believe the restructured enterprise valuations or liquidation valuations may exceed current market values. The Fund may invest in defaulted sovereign securities, for example, when the portfolio managers believe the expected recovery value is not reflected in current market valuations.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, current fiscal policy, and the Adviser’s views on currency values.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than two years and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the purchase and sale of securities of different durations and through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including options on swap agreements (“swaptions”)). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

The Fund may use derivatives transactions for a variety of purposes. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; swaps, in order to gain indirect long or short exposures to interest rates or issuers or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, in order to take indirect long or short positions on indexes, securities, or other indicators of value or to hedge against portfolio exposures. The Adviser considers various factors, such as availability and cost, in deciding whether, when, and to what extent to enter into derivatives transactions. The Fund will incur costs in implementing derivatives strategies, and there can be no assurance that the Fund will engage in derivatives strategies or that any such strategy will be successful. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s Statement of Additional Information (“SAI”).

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds of issuers in emerging market countries denominated in the currencies of emerging market countries. Issuers in emerging market countries include governmental, quasi-governmental, and private

(non-governmental) emerging market issuers. Private emerging market issuers include non-governmental issuers organized under the laws of or domiciled in an emerging market country, issuers with their principal places of business or corporate headquarters located in an emerging market country, or issuers where the Adviser considers the principal country risk of such issuer to stem from one or more emerging market countries. In assessing an issuer’s principal country risk, the Adviser will consider one or more factors it considers significant in assessing the risk of an investment in the issuer. Those factors will typically include one or more of the following: the source of an issuer’s earnings, revenues, EBITDA, cash flow, or assets. The Fund’s investments in derivatives and other synthetic instruments that provide exposures comparable, in the judgment of the Adviser, to local currency bonds of emerging market issuers will be counted toward satisfaction of the Fund’s 80% policy (using, where determined appropriate in the Adviser’s discretion, an instrument’s notional amount). Instruments, such as an ETF that invests in bonds, that, in the judgment of the Adviser, provide characteristics of a direct investment in one or more debt securities will also be counted toward satisfaction of the Fund’s 80% policy. If the Fund changes its 80% policy, it will notify shareholders at least 60 days in advance of the change.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers perceive deterioration in the credit fundamentals of the issuer, when the portfolio managers consider that changes or anticipated changes in currency values favor the sale of the security, when the portfolio managers believe there are negative macro geo-political considerations that may affect the issuer, when the portfolio managers determine to take advantage of a better investment opportunity, or when the individual security has reached the portfolio managers’ sell target. The Adviser may engage in active and frequent trading of the Fund’s portfolio investments. To the extent that it does so, the Fund may incur greater transaction costs and may make greater distributions of income and gains, which will be taxable to shareholders who do not hold their shares through a tax-advantaged or tax-deferred account.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including those sponsored or managed by the Adviser or its related parties.

The Fund may from time to time hold a portion of its assets in cash, cash equivalents, or other short-term investments for a number of reasons,

including, for example, for temporary defensive purposes, to satisfy future redemption requests, pending the investment of subscription proceeds, or when the Adviser otherwise determines for investment purposes to hold a portion of the Fund’s assets in cash or similar investments.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest in the securities of a smaller number of issuers than a diversified fund.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that, to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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LIBOR risk: LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial market generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks — LIBOR Risk” above for more information.

•

emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

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large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited operating history risk: the risk that a newly formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

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liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

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loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

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market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

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mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

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non-diversification risk: the risk that, because a relatively higher percentage of the Fund’s assets may be invested in a limited number of issuers, the Fund may be more susceptible to any single economic, political, or regulatory event than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

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portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

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restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

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securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund.

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sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.

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structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

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U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value (“NAV”). The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” in this Prospectus for a more detailed description of the principal risks of investing in the Fund.

Performance

Performance information for the Fund is not included because the Fund has not had one full calendar year of performance. Financial information for the Fund for the fiscal year ended March 31, 2020 is available in the Financial Highlights section of the Prospectus. Updated information on the Fund’s investment results, including its NAV per share, can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Investment Adviser

DoubleLine Capital is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
William Campbell	Since the Fund’s inception	Portfolio Manager
Mark W. Christensen	Since the Fund’s inception	Portfolio Manager
Valerie Ho	Since the Fund’s inception	Portfolio Manager
Su Fei Koo	Since the Fund’s inception	Portfolio Manager

Purchase and Sale of Shares

You may purchase or redeem Class I and Class N shares on any business day when the New York Stock Exchange (“NYSE”) opens for regular trading. You may purchase or redeem shares by written request via mail (DoubleLine Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 877-DLine11 (877-354-6311), or through authorized dealers, brokers, or other service providers (“financial intermediaries”). Telephone transactions will be permitted unless you decline this privilege on your initial purchase application. The minimum initial and subsequent investment amounts for different types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Minimum Initial Investment:		Subsequent Investment:
	Regular Accounts	IRAs/ HSAs	All Accounts and Automatic Investment Plans
Class I Shares	$100,000	$5,000	$100
Class N Shares	$2,000	$500	$100

The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain financial intermediaries also may have their own investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. The Fund reserves the right to change or waive the minimum initial and subsequent investment amounts without prior notice or to waive the minimum investment amounts for certain intermediaries or individual investors in its discretion.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. If you invest through such tax-advantaged arrangements, you may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser, and the Fund’s distributor or any of their affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your individual salesperson or visit your financial intermediary’s website for more information.

Additional Information About

Principal Investment Strategies and Principal Risks

Investment Objectives

The Fund’s investment objective is to seek high total return from current income and capital appreciation. The Fund’s investment objective is non-fundamental, which means the Fund may change its investment objective without shareholder approval or prior notice.

Principal Investment Strategies

The Fund intends to invest principally in bonds of issuers in emerging market countries denominated in local (non-U.S.) currencies. These bonds include but are not limited to sovereign debt; quasi-sovereign debt, such as obligations issued by governmental agencies and instrumentalities; supra-national obligations; and obligations of private, non-governmental issuers. Bonds may pay interest at fixed or variable rates and may be of any maturity. The Fund’s investments may include government and private high yield and defaulted debt securities; inflation-indexed securities; mortgage- and asset-backed securities; bank loans; hybrid securities; and securities or structured products that are linked to or derive their values from another security, asset, or currency of any country or issuer in which the Fund may otherwise invest. High yield corporate bonds and certain other fixed income instruments in which the Fund may invest are commonly known as “junk bonds.”

The Adviser interprets the term “bond” broadly as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities, such as the interests in the equity tranche of a trust collateralized by debt securities.

An “emerging market country” is a country that, at the time the Fund invests in the related instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index, such as the J.P. Morgan or Bank of America suite of emerging market indices (e.g., the JP Morgan GBI-EM Global Diversified Index or the ICE Bank of America Broad Local Emerging Markets non-Sovereign Index). In allocating investments among various emerging market countries, the portfolio managers attempt to analyze political, market, and economic factors affecting a country. These factors may include public finances; monetary policy; external accounts; financial markets; foreign investment regulations; stability of exchange rate policy; and labor conditions. Although the Fund invests principally in investments denominated in local currencies, the Fund may invest in investments denominated in the U.S. dollar (including U.S. Government securities). There is no limit on the percentage of the Fund’s assets that may be invested in any single emerging market country, currency, or issuer or any group of emerging market countries, currencies, or issuers.

The Fund expects normally to have significant exposure to foreign currencies, which may be achieved by investing in bonds denominated in the local currencies of foreign issuers or by investing in currencies directly or in currency-related instruments, such as forward contracts. The Fund may enter into foreign currency exchange transactions, including foreign currency futures and forward contracts and foreign currency swaps and options, to take long or short positions in various currencies, including currencies to which the Fund might not otherwise have exposure, in order to benefit from changes in the values of those currencies anticipated by the Adviser. The Fund may also enter into foreign currency exchange transactions in order to hedge against changes in the values of its portfolio investments due to declines in the values of the currencies in which those investments are denominated against the U.S. dollar (although the Fund does not expect typically to hedge portfolio currency exposures). The Fund may use any of the instruments, or any combination of the instruments, described above (e.g., an interest rate swap combined with a long forward currency contract) to create long or short synthetic positions as a substitute for a cash investment. Foreign currency exchange transactions may have the effect of creating investment leverage in the Fund’s portfolio, and the returns from such transactions may represent, from time to time, a significant component of the Fund’s investment returns.

The Fund may invest without limitation in fixed income instruments of any credit quality, which may include securities that are at the time of investment rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization or unrated securities judged by the Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in defaulted securities (including defaulted corporate and sovereign securities). The Fund may invest in defaulted corporate securities, for example, when the portfolio managers believe the restructured enterprise valuations or liquidation valuations may exceed current market values. The Fund may invest in defaulted sovereign securities, for example, when the portfolio managers believe the expected recovery value is not reflected in current market valuations.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, current fiscal policy, and the Adviser’s views on currency values.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of no less than two years and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the purchase and sale of securities of different durations and through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

The Fund may use derivatives transactions for a variety of purposes. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; swaps, in order to gain indirect long or short exposures to interest rates or issuers or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, in order to take indirect long or short positions on indexes, securities, or other indicators of value or to hedge against portfolio exposures. The Adviser considers various factors, such as availability and cost, in deciding whether, when, and to what extent to enter into derivatives transactions. The Fund will incur costs in implementing derivatives strategies, and there can be no assurance that the Fund will engage in derivatives strategies or that any such strategy will be successful. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds of issuers in emerging market countries denominated in the currencies of emerging market countries. Issuers in emerging market countries include governmental, quasi-governmental, and private (non-governmental) emerging market issuers. Private emerging market issuers include non-governmental issuers organized under the laws of or domiciled in an emerging market country, issuers with their principal places of business or corporate headquarters located in an emerging market country, or issuers where the Adviser considers the principal country risk of such issuer to stem from one or more emerging market countries. In assessing an issuer’s principal country risk, the Adviser will consider one or more factors it considers significant in assessing the risk of an investment in the issuer. Those factors will typically include one or more of the following: the source of an issuer’s earnings, revenues, EBITDA, cash flow, or assets. The Fund’s investments in derivatives and other synthetic instruments that provide exposures comparable, in the judgment of the Adviser, to local currency bonds of emerging market issuers will be counted toward satisfaction of the Fund’s 80% policy (using, where determined appropriate in the Adviser’s discretion, an instrument’s notional amount). Instruments, such as an ETF that invests in bonds, that, in the judgment of the Adviser, provide characteristics of a direct investment in one or more debt securities will also be counted toward satisfaction of the Fund’s 80% policy. If the Fund changes its 80% policy, it will notify shareholders at least 60 days in advance of the change.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers perceive deterioration in the credit fundamentals of the issuer, when the portfolio managers consider that changes or anticipated changes in currency values favor the sale of the security, when the portfolio managers believe there are negative macro geo-political considerations that may affect the issuer, when the portfolio managers determine to take advantage of a better investment opportunity, or when the individual security has reached the portfolio managers’ sell target. The Adviser may engage in active and frequent trading of the Fund’s portfolio investments. To the extent that it does so, the Fund may incur greater transaction costs and may make greater distributions of income and gains, which will be taxable to shareholders who do not hold their shares through a tax-advantaged or tax-deferred account.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including those sponsored or managed by the Adviser or its related parties. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

The Fund may from time to time hold a portion of its assets in cash, cash equivalents, or other short-term investments for a number of reasons, including, for example, for temporary defensive purposes, to satisfy future redemption requests, pending the investment of subscription proceeds, or when the Adviser otherwise determines for investment purposes to hold a portion of the Fund’s assets in cash or similar investments.

The Fund is classified as a non-diversified fund under the 1940 Act, and may invest in the securities of a smaller number of issuers than a diversified fund.

Principal Risks

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield, and total return are (in alphabetical order) the following:

•   Affiliated Fund Risk

•   Asset Allocation Risk

•   Asset-Backed Securities Investment Risk

•   Cash Position Risk

•   Collateralized Debt Obligations Risk

•   Counterparty Risk

•   Debt Securities Risks

•   Defaulted Securities Risk

•   Derivatives Risk

•   Emerging Market Country Risk

•   Financial Services Risk

•   Focused Investment Risk

•   Foreign Currency Risk

•   Foreign Investing Risk

•   High Yield Risk

•   Inflation-Indexed Bond Risk

•   Investment Company and Exchange-Traded Fund Risk

•   Large Shareholder Risk

•   Leveraging Risk

•   Limited Operating History Risk

•   Liquidity Risk

•   Loan Risk

•   Market Risk

•   Mortgage-Backed Securities Risk

•   Non-Diversification Risk

•   Operational and Information Security Risks

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Price Volatility Risk

•   Restricted Securities Risk

•   Securities or Sector Selection Risk

•   Short Position Risk

•   Sovereign Debt Obligations Risk

•   Structured Products and Structured Notes Risk

•   U.S. Government Securities Risk

•   Valuation Risk

Other Information Regarding Principal Investment Strategies

All percentage limitations and requirements as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Generally, this Prospectus uses the terms debt security, debt obligation, debt instrument, bond, fixed-income instrument, fixed-income obligation and fixed-income security interchangeably. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. Each of these terms is interpreted broadly and would include any instrument or security evidencing a payment obligation, such as an IOU. Interests representing corporate ownership may also be a debt obligation for these purposes if, for example, the interest represents an indirect or derivative interest in one or more payment obligations. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. This Prospectus also uses the term hybrid security to refer to a security that DoubleLine Capital LP, the Fund’s investment adviser, or a third party creates by combining an income-producing debt security and the right to receive payment based on the change in the price of an equity security.

Other Information Regarding Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you — and the more you can lose. The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

The Fund is affected by changes in the economy, in portfolio securities and in the various markets for financial instruments. There is also the possibility that investment decisions the Adviser makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

The Fund’s principal risks are listed below in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in the Fund may be subject (in varying degrees) to the following principal risks discussed below. The Fund may be more susceptible to some of the risks than others. You should read all of the risk information for your Fund presented below carefully, because any one or more of these risks may result in losses to the Fund.

Affiliated Fund Risk

Investing in other investment companies or private investment vehicles sponsored or managed by the Adviser or related parties of the Adviser, including other series of the Trust (each, a “DoubleLine Fund” and, collectively, the “DoubleLine Funds”), involves potential conflicts of interest. For example, the Adviser or its related parties may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the Adviser receives for managing the Fund. Investment by the Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties. The Adviser has agreed to reduce its advisory fee to the extent of advisory fees paid to the Adviser or its related parties by other investment vehicles in respect of assets of the Fund invested in those vehicles. This agreement will reduce, but will not eliminate, the conflicts described above. Due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to invest in a DoubleLine Fund, even if the investment would be appropriate for the Fund.

Asset Allocation Risk

The Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among the asset classes, sectors, underlying funds and/or investments in which it invests. It is possible that the Adviser will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions. To the extent that the Fund invests a significant portion of its assets in a single or limited number of asset classes, sectors, underlying funds, or investments, it will be particularly sensitive to the risks associated with the asset classes, sectors, funds, or investments in which it invests.

Asset-Backed Securities Investment Risk

Asset-backed investments tend to increase in value less than other debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar or greater risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, pre-payments on asset-backed securities may increase, and the Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations. Asset-backed securities in which the Fund invests may have underlying assets which may include a wide variety of items, including without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). There is a risk that borrowers may default on their obligations in respect of those underlying obligations.

Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen.

Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized because of, among others, unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing certain contracts, or other factors. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk or insolvency of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or nonperformance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors. For example, the Fund may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer or sponsor, as applicable. Certain servicers or sponsors may have limited operating histories to evaluate. The insolvency of a servicer or sponsor may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. The Fund also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs) Risk: ETCs and EETCs are types of asset-backed securities that generally represent undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. EETCs are similar to ETCs, except that the securities have been divided into two or more classes, each with different payment priorities and asset claims (see “—Collateralized Debt Obligations Risk” in the Fund’s SAI for information regarding how different classes or tranches of interests issued by an issuer can affect the risks of an investment in EETCs). ETCs and EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation firms. The assets of ETCs and EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which may in turn serve as collateral for the related issue of the ETCs or EETCs, and the title to such equipment is held in trust for the holders of the issue. The equipment generally is leased from the specially-created trust by the airline, railroad or other firm, which makes rental or lease payments to the specially-created trust to provide cash flow for payments to ETC and EETC holders. Holders of ETCs and EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the ETCs or EETCs. ETCs and EETCs are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue. ETCs and EETCs are generally regarded as obligations of the company that is leasing the equipment and may be shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principles. The lessee company, however, does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee may terminate the lease. If another lessee is not available, then payments on the certificates would cease until another lessee is available.

Cash Position Risk

The Fund may hold any portion of its assets in cash, cash equivalents, or other short-term investments at any time or for an extended time. The Adviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. To the extent that the Fund holds assets in cash or is otherwise uninvested, the Fund’s ability to meet its objective may be limited.

Collateralized Debt Obligations Risk

CDOs are a type of asset-backed security, and include CBOs, CLOs, and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally involve less credit risk as they are typically paid before junior tranches. The holders of interests in the most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments go into default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower potential yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt obligations. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Counterparty Risk

The Fund will be subject to credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) that promises to honor an obligation to the Fund with respect to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund. There can be no assurance that a counterparty will be able or willing to meet its obligations. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to the Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in enforcing contractual remedies and obtaining any recovery under its contract with the counterparty, including realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that the Fund has provided and is entitled to recover. If the Fund’s claim against a counterparty is unsecured, the Fund will likely be treated as a general creditor of such counterparty to the extent of such unsecured claim. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. New regulatory requirements may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty.

Debt Securities Risks

Debt securities are subject to various risks including, among others, credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument.

Credit Risk: refers to the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due. If an investment’s issuer, counterparty or other obligor fails to pay interest or otherwise fails to meet its obligations to the Fund, the value of the investment might be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Actual or perceived changes in the financial condition of an obligor, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (including debt securities commonly known as “high yield” securities or “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage and reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets. Credit risk is heightened to the extent the Fund has fewer counterparties.

In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk.

Extension Risk: is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Interest Rate Risk: is the risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

The values of variable and floating rate debt securities are generally less sensitive to interest rate changes, as compared to fixed rate debt instruments, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A floating rate debt security’s interest rate depends on the characteristics of the reset terms, including the index chosen, the frequency of reset and any reset caps or floors, among other things. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate debt securities may decrease in value if interest rates increase. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the Fund’s NAV.

Prepayment/Reinvestment Risk: Many types of debt securities, including floating rate loans, mortgage-backed securities and asset-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to reinvest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans, mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from the Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by the Fund from its investments is likely to have a negative effect on the dividend levels, NAV and/or overall return of the Fund.

LIBOR Risk: The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

The Adviser manages a wide variety of accounts and investment strategies. Investments made on behalf of one client or strategy can raise conflict of interest issues with other of the Adviser’s clients or strategies. For example, the Adviser may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of an MBS that is subordinated to the investment held by other clients. Please refer to the section of the SAI entitled “Conflicts — Broad and Wide-Ranging Activities” for more information.

Defaulted Securities Risk

Defaulted securities risk refers to the significant risk of uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk.

Derivatives Risk

The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser and may not be available at the time or price desired. Derivatives positions may also be improperly executed or constructed.

The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument defaults and/or becomes insolvent, the Fund potentially could lose all or a large portion of the value of its investment in the derivative instrument.

Derivatives transactions can create investment leverage and may be highly volatile, and the Fund could lose significantly more than the amount it invests. Because most derivatives involve contractual arrangements with a counterparty, the Fund’s ability to enter into them requires a willing counterparty. The Fund’s ability to close out or unwind a derivatives position prior to expiration or maturity may also depend on the ability and willingness of the counterparty to enter into a transaction closing out the position.

Derivatives may be difficult to value, illiquid and/or volatile. The Fund may not be able to close out or sell a derivative position at an advantageous price or time.

Use of derivatives may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by taxable shareholders.

The Fund may use derivatives to create investment leverage and the Fund’s use of derivatives may otherwise cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

When the Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives transactions and cause the Fund to lose value. For instance, the U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements, which could restrict the Fund’s ability to engage in derivatives transactions or increase the cost or uncertainty involved in such transactions. The European Union (and some other countries) have implemented or are in the process of implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty subject to such requirements.

When it takes a derivatives position, the Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the derivatives position is open unless they are replaced with other appropriate assets. If markets move against the Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent the Fund from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the Fund. These losses may be substantial, and may be in addition to losses incurred by using the derivative in question. If the Fund is unable to close out its position, it may be required to continue to maintain such assets or accounts or make such payments until the position expires or matures, and the Fund will continue to be subject to investment risk on the assets. In addition, the Fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

In November 2019, the SEC re-proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The ultimate impact, if any, of the new rule remains unclear, but if adopted as proposed, the rule would, among other things, require that the Fund limit derivatives exposure through one of two value-at-risk tests, eliminate the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and related SEC staff guidance, and require the Fund entering into reverse repurchase agreements (or other similar financing transactions) to count its exposure under such agreements and transactions towards its required asset coverage requirement under Section 18 of the 1940 Act. The Fund would be required to adopt and implement a derivatives risk management program. If the Fund’s derivatives usage is maintained at minimal levels, however, it would not be subject to the full requirements under the rule. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions. These limitations may substantially curtail the Fund’s ability to use derivative instruments and inhibit the Adviser’s ability to establish what it views as the optimal investment exposure for the Fund. If the proposed rule is adopted, the Fund might not be able to use derivative instruments, reverse repurchase agreements and other transactions to the same extent as if the current regulatory structure had remained in place, and the ability of the Adviser to pursue the Fund’s investment objective as currently anticipated, and the Fund’s investment performance, might be adversely affected. The risks described in this Prospectus relating to the Fund’s use of derivatives and other financial instruments would continue to apply generally if the rule were adopted as proposed. While legislative and regulatory measures may provide protections for some market participants, they are evolving and still being implemented and their effects on derivatives markets activities cannot be reliably predicted. Current and future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives transactions and cause the Fund to lose value.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

Emerging Market Country Risk

Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some emerging market countries have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of its investment portfolio. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities and investments in emerging markets can become illiquid. In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

Emerging market countries may have different clearance and settlement procedures than in the U.S., including significantly longer settlement cycles for purchases and sales of securities, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

Financial Services Risk

Financial services companies are subject to extensive governmental regulation which may limit both the amounts and the types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios. Financial losses associated with investment activities can negatively impact the sector, especially when financial services companies are exposed to financial leverage. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Focused Investment Risk

A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

To the extent the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers. In addition, the limited number of issuers to which the Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.

Foreign Currency Risk

Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded and/or in which the Fund receives income, or currencies in which the Fund has taken an active investment position, will decline in value relative to other currencies. In the case of hedging positions, currency risk includes the risk that the currency the Fund is seeking exposure to will decline in value relative to the foreign currency being hedged. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. Currencies of emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities.

The Fund may take derivatives (or spot) positions in any emerging market currency. This presents the risk that the Fund could lose money on both its currency exposure through a portfolio investment and its currency exposure through a derivatives (or spot) position. The Fund may take overweighted or underweighted currency positions and/or hedge the currency exposure of the securities in which it has invested. The Fund may take positions in currencies different from the currencies in which its portfolio investments are denominated. As a result, the Fund’s currency exposure may differ (in some cases significantly) from the currency exposure of its investments and/or its benchmarks.

Exposure to emerging market currencies may entail greater risk than exposure to developed market currencies. Please see “Emerging Market Country Risk” in this section for more information.

Foreign Investing Risk

Investments in foreign securities or in issuers with significant exposure to foreign markets may involve greater risks than investments in domestic securities. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing, and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security.

Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading and custody practices abroad may offer less protection to investors such as the Fund. Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Fund’s portfolio.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund will hold various foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates with respect to the U.S. dollar or with respect to other foreign currencies or by unfavorable currency regulations imposed by foreign governments. When the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in United States dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.

Foreign issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities.

High Yield Risk

Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Inflation-Indexed Bond Risk

Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity.

If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Investment Company and Exchange-Traded Fund Risk

Investments in open-end and closed-end investment companies, and other pooled investment vehicles, including any ETFs or money market funds, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. The Fund must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. Shares of a closed-end investment company or ETF may expose the Fund to risks associated with leverage and may trade at a premium or discount to the NAV of the closed-end fund’s or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand. Money market mutual funds in which the Fund may invest are subject to Rule 2a-7 of the 1940 Act, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. Money market funds are not designed to offer capital appreciation. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such a fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity. Due to its own financial interest or other business considerations, the Adviser may choose to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Please see “Affiliated Fund Risk” in this section for a discussion of such conflicts. Applicable law may limit the Fund’s ability to invest in other investment companies.

The SEC has proposed regulations that may adversely affect the Fund’s ability to invest in other investment companies, such as another DoubleLine Fund. The proposed regulations, if adopted, could also significantly affect the Fund’s ability to redeem its investments in other investment companies in the manner that it does now, making such investments less attractive. The final terms of any proposed regulations are not known as of the date of this Prospectus, but they could cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Large Shareholder Risk

Certain account holders, including the Adviser or funds or accounts over which the Adviser (or a related party of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. For example, the Adviser and/or its related parties currently provide asset allocation investment advice, including potentially recommending the purchase and/or sale of shares of the Fund, to a number of large investors. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser (or a related party of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Leveraging Risk

The Fund may use or create investment leverage in seeking to achieve its investment objective. Certain transactions, including, for example, when-issued, delayed-delivery, and forward commitment purchases, inverse floaters, loans of portfolio securities, repurchase agreements (or reverse repurchase agreements), and the use of some derivatives, can result in leverage. In addition, the Fund may achieve investment leverage by borrowing money. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize, and creates the likelihood of greater volatility of the value of the Fund’s investments. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the Fund. There is risk of loss in excess of invested capital. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may also require the Fund to liquidate its other holdings at disadvantageous times and prices in order to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements. See “Borrowing Risk” in the Fund’s SAI.

Limited Operating History Risk

The Fund is newly formed and has a limited operating history for investors to evaluate. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

Liquidity Risk

Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Illiquidity may be the result of, for example, low trading volumes, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing positions. When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell an investment at a lower price than the price at which the Fund is carrying the investments, may not be able to sell the investments at all, may miss other investment opportunities and may hold investments it would prefer to sell, any of which would have a negative effect on the Fund’s performance and may cause the Fund to hold an investment longer than the Adviser would otherwise determine. It is possible that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. In addition, if the Fund sells investments with extended settlement times (e.g., certain kinds of loans (see “Loan Risk”)), the settlement proceeds from the sales will not be available to meet the Fund’s redemption obligations for a substantial period of time. In order to honor redemptions pending settlement of such investments, the Fund may be forced to sell other investment positions with shorter settlement cycles when the Fund would not otherwise have done so, which may adversely affect the Fund’s performance. If another fund or investment pool in which the Fund invests is not publicly offered or there is no public market for its shares or accepts investments subject to certain legal restrictions, such as lock-up periods implemented by private funds, the Fund will typically be prohibited by the terms of its investment from selling or redeeming its shares in the fund or pool, or may not be able to find a buyer for those shares at an acceptable price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt securities generally across other funds, pools and accounts, changes in investor perception, or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than those of more liquid comparable investments.

Bond markets have consistently grown over the past three decades while the growth of capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). The risks of investing in loans include the risk that the borrowers on loans held by the Fund may be unable to honor their payment obligations due to adverse conditions in the industry or industries in which they operate.

The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.

In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.

During periods of severe market stress, it is possible that the market for loans may become highly illiquid. In such an event, the Fund may find it difficult to sell loans it holds, and, for loans it is able to sell in such circumstances, the trade settlement period may be longer than anticipated.

Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when the Fund purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In addition, a limited number of states require purchasers of certain loans, primarily consumer loans, to be licensed or registered in order to own the loans or, in certain states, to collect a rate of interest above a specified rate. As of the date of this Prospectus, the Fund does not hold any such license or registration in any states where a license or registration is required, and there can be no assurance that any Fund will timely or ever obtain any such licenses or registration.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Additional risks of investments in loans may include:

Agent/Intermediary Risk. If the Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund’s interest in the loan. In addition, if the Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Collateral Impairment Risk. Even if a loan to which the Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan. This risk is increased if the Fund’s loans are secured by a single asset. In addition, the Fund’s interest in collateral securing a loan may be found invalid or may be used to pay other outstanding obligations of the borrower under applicable law. In the event that a borrower defaults, the Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, that all or some of the collateral may be illiquid, or that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. The Fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase the Fund’s operating expenses and decrease its NAV.

Highly Leveraged Transactions Risk. The Fund may invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans. If the Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.

Stressed, Distressed or Defaulted Borrowers Risk. The Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan. If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund. For example:

•

Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

•

The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

Limited Information Risk. Because there is limited public information available regarding loan investments, the Fund’s investments in such instruments are particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Interest Rate Benchmarks Risk. Interest rates on loans typically adjust periodically, often based on changes in a benchmark rate, plus a premium or spread over the benchmark rate. The benchmark rate may be LIBOR, the Prime Rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).

Some benchmark rates may reset daily; others reset less frequently. The interest rate on LIBOR-based loans is reset periodically, typically based on a period between 30 days and one year. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer. Investing in loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. Interest rates on loans with longer periods between benchmark resets will typically trail market interest rates in a rising interest rate environment.

Certain loans may permit the borrower to change the base lending or benchmark rate during the term of the loan. One benchmark rate may not adjust to changing market or interest rates to the same degree or as rapidly as another, permitting the borrower the option to select the benchmark rate that is most advantageous to it and less advantageous to the Fund. To the extent the borrower elects this option, the interest income and total return the Fund earns on the investment may be adversely affected as compared to other investments where the borrower does not have the option to change the base lending or benchmark rate.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” in the Fund’s SAI for more information.

Restrictive Loan Covenants Risk. Borrowers must comply with various restrictive covenants that may be contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.

Some of the loans in which the Fund may invest or to which the Fund may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Such loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, the Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

Senior Loan and Subordination Risk. In addition to the risks typically associated with debt securities and loans generally, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

The Fund’s investments in senior loans may be collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non-public company, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets they own. However, the value of the collateral may decline after the Fund buys the senior loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit the Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the senior loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. As a result, a collateralized senior loan may not be fully collateralized and can decline significantly in value.

If a borrower defaults on a collateralized senior loan, the Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the senior loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the Adviser determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.

The Fund can invest in senior loans that are not secured. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans typically present greater risks than collateralized senior loans.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans including, for example, the lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. Some senior loans and other Fund investments are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price. Direct investments in senior loans and investments in participation interests in or assignments of senior loans may be limited.

Settlement Risk. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of such loans for a substantial period after the sale. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans.

Servicer Risk. The Fund’s direct and indirect investments in loans are typically serviced by the originating lender or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments.

Foreign Loan Risk. Loans involving foreign borrowers may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.

Lender Liability. A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held by the Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or the Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan. In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held by the Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company, industry, sector or asset class, or to changing economic, political, demographic, market or other conditions that can affect markets broadly, including disruptions caused by trade disputes, natural disasters, epidemics or pandemics, terrorism, or other events.

Returns from the securities in which the Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). During periods of severe market stress, it is possible that the market for some or all of the Fund’s investments may become highly illiquid. In such an event, the Fund may find it difficult to sell its investments, and, for investments it is able to sell in such circumstances, the sales price may be significantly lower, and the trade settlement period may be longer, than anticipated.

Events surrounding the COVID-19 pandemic have contributed to, and may continue to contribute to, significant market volatility, reductions in economic activity, market closures, and declines in global financial markets. These effects may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Governmental responses may exacerbate other pre-existing political, social, economic, market and financial risks. These events may have a significant adverse effect on the Fund’s performance and on the liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and have the potential to impair the ability of the Adviser or the Fund’s other service providers to serve the Fund and could lead to operational disruptions that negatively impact the Fund.

Markets may, in response to governmental actions or intervention, political, economic or market developments, or other events, including a public health crisis, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

The United States government and the Federal Reserve and foreign governments and central banks may take steps to support financial markets. They might, for example, take steps to support markets and economic activity generally and to set or maintain low interest rates, such as by purchasing bonds or making financing broadly available to investors. Such actions may be intended to support certain asset classes or segments of the markets, but not others, and can have disproportionate, adverse, and unexpected effects on some asset classes or sectors, including those in which the Fund invests. For example, efforts by governments to provide debt relief to certain consumers or market participants or to support certain aspects of the market could significantly and adversely affect the value of the Fund’s investments, the Fund’s earnings, or the Fund’s risk profile and have other unintended or unexpected effects. Other measures taken by governments and regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial or other crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of the Fund’s investments.

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest, natural disasters and acts of terrorism are other potential risks that could adversely affect the Fund’s investments or markets generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Any or all of the risks described herein can increase some or all of the other risks associated with the Fund’s investments, including, among others, counterparty risk, debt securities risks, liquidity risk, and valuation risk.

Continuing uncertainty as to the status of the Euro and the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union (the “EU”) could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. In January 2020, the United Kingdom withdrew from the EU. The withdrawal agreement between the United Kingdom and the EU includes certain transitional provisions that have the effect of preserving the application of EU law in the United Kingdom until December 31, 2020 (or such other later date as may be agreed). Significant uncertainty remains in the market regarding the ramifications of these developments, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The markets may be further disrupted and adversely affected by the withdrawal at various times given the uncertainty surrounding the country’s trade, financial, and other arrangements.

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objective under all types of market conditions, including unfavorable market conditions.

Mortgage-Backed Securities Risk

Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

Credit and Market Risks of Mortgage-Backed Securities. Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security is generally less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency or sponsored corporation.

Mortgage-backed securities may be structured similarly to CDOs and may be subject to similar risks. See “— Collateralized Debt Obligations Risk” in the Prospectus and SAI for more information. For example, the cash flows from the collateral underlying the mortgage-backed security may be split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Interest holders in senior tranches are entitled to the lowest interest rates but are generally subject to less credit risk than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying mortgage loan default. If some loans default and the cash collected by the issuer of the mortgage-backed security is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will generally be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

The residential mortgage market in the United States has experienced difficulties at times, and the same or similar events may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increased in the last recession and potentially could begin to increase again. A decline in or flattening of housing values (which was experienced recently and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage-related securities has resulted and again may result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for the Fund. It is possible that such limited liquidity in secondary markets could return and worsen.

Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. Many so-called sub-prime mortgage pools have become distressed during periods of economic distress and may trade at significant discounts to their face value during such periods.

Additionally, mortgage lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors may result in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages Risk” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may contribute to higher delinquency and default rates on mortgage loans. Tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may contribute to a reduction in the prepayment rate for mortgage loans generally. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

The U. S. Government conservatorship of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Corporation (“Fannie Mae”) in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally. In addition, there may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Fund’s assets.

The Federal Housing Finance Agent (“FHFA”), as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019

Fannie Mae and Freddie Mac began issuing UMBS in place of their offerings of “to be announced”- eligible mortgage-backed securities. The long-term effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency or sponsored corporation. Because mortgage-backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

Commercial Mortgage-Backed Securities (“CMBS”) Risks. CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have often paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations (“CMOs”) Risk. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Adjustable Rate Mortgages Risk. Adjustable Rate Mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

Interest and Principal Only Securities Risk. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class). The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. PO class securities tend to decline in value if prepayments are slower than anticipated.

Inverse Floaters and Related Securities Risk. Investments in inverse floaters and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The effect of the reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose the Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

Mortgage-backed securities are a type of asset-backed security and therefore are subject to the risks described above under “Asset-Backed Security Investment Risk.”

Non-Diversification Risk

As a non-diversified fund, the Fund may invest its assets in a smaller number of issuers than may a diversified mutual fund. Accordingly, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund. Some of the issuers in which a non-diversified Fund invests also may present substantial credit or other risks.

Operational and Information Security Risks

The Fund and its service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to the Fund. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its Adviser, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks or other operation issues may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Similar types of risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. In addition, cyberattacks involving a counterparty to the Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. In addition, the adoption of work-from-home arrangements by the Fund, the Adviser or its service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Adviser or its service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Fund or its service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different or unknown threats or risks may emerge in the future. The Adviser and the Fund do not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Adviser or the Fund.

Portfolio Management Risk

Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, securities, or other investments may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the investments a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.

The Fund’s ability to achieve its investment objective is dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

Portfolio Turnover Risk

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as portfolio turnover. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/ask spreads, and transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable to shareholders subject to tax at ordinary income rates). Such costs are not reflected in the Fund’s Total Annual Fund Operating Expenses set forth under “Fees and Expenses” but do have the effect of reducing the Fund’s investment return. The Fund and its shareholders will also share in the costs and tax effects of portfolio turnover in any underlying funds in which the Fund invests.

Price Volatility Risk

The value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. Different parts of the market and different types of securities can react differently to political or economic or other developments. Issuer, political or economic developments can affect a single issuer, multiple issuers within an industry or economic sector or geographic region or market as a whole. Prices of some securities tend to be more volatile in the short-term. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility of the Fund’s portfolio.

Restricted Securities Risk

The Fund may hold securities that the Fund is prevented or limited by law or the terms of an agreement from selling (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Securities or Sector Selection Risk

The risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of a portfolio manager’s choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

Short Position Risk

To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to certain risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as forwards, futures or swaps on indices or on individual securities. When the Fund engages in a short sale on a security or other instrument, it typically borrows the security or other instrument sold short and delivers it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short position will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short position. Short positions expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales when it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short position theoretically could be unlimited in a case in which the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. Short selling involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Sovereign Debt Obligations Risk

Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards principal international lenders such as the International Monetary Fund and the political and social constraints to which a government debtor may be subject. Government debtors may default on their debt and also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited (or no) legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity.

Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Structured Products and Structured Notes Risk

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, the Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

The Adviser manages a wide variety of accounts and investment strategies. Investments made on behalf of one client or strategy can raise conflict of interest issues with other of the Adviser’s clients or strategies. For example, the Adviser may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of a mortgage-backed security that is subordinated to the investment held by other clients. Please refer to the section of the SAI entitled “Conflicts — Broad and Wide-Ranging Activities” for more information.

U.S. Government Securities Risk

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. No assurance can be given that the U.S. Government will provide financial support to its agencies and sponsored entities if it is not obligated by law to do so.

In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

In recent periods, the values of U.S. Government securities have been affected substantially by increased demand for them around the world.

Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.

Valuation Risk

Valuation risk is the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will be unable to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Temporary Defensive Strategies

When attempting to respond to adverse market, economic, political, or other conditions, the Fund may take temporary defensive positions that may be inconsistent (including materially inconsistent) with the Fund’s principal investment strategies. The Adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s exposure to such adverse conditions under the circumstances. In implementing these strategies, the Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, derivative instruments, cash or money market instruments (including money market funds), or any other securities or instruments that the portfolio managers consider consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, the Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. The Fund may also use derivatives, such as futures contracts, interest rate swaps, and credit default swaps, as an efficient means to adjust the Fund’s interest rate, credit, and other exposures in connection with taking such temporary defensive positions. During periods when the Fund has taken temporary defensive positions, the Fund may not achieve its investment objective.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of the Fund’s portfolio holdings is required by law to be made within 60 days of the end of each fiscal quarter in either the annual report or semi-annual report to shareholders or in the holdings reports on Form N-PORT. The Fund’s SAI, annual report, semi-annual report, and filings on Form N-PORT are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.

Management of the Fund

Investment Adviser

The investment adviser for the Fund is DoubleLine Capital, with offices at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. DoubleLine Capital is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. DoubleLine Capital has been investment adviser to the Fund since the inception of the Fund. DoubleLine Capital manages the investment portfolio and business affairs of the Fund pursuant to an Investment Management Agreement between the Fund and DoubleLine Capital.

DoubleLine Capital was founded in December 2009. Jeffrey E. Gundlach serves as the Chief Executive Officer and Chief Investment Officer of DoubleLine Capital.

As of June 30, 2020, DoubleLine Capital had approximately $137.4 billion of assets under management.

Portfolio Managers

The following individuals serve as portfolio managers and are together jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation, and the portfolio managers’ ownership of shares of the Fund. The composition of the portfolio management team, including individual portfolio managers, may change over time.

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years
William Campbell	Since the Fund’s inception	Mr. Campbell joined DoubleLine in 2013 as an Emerging Markets sovereign analyst. He covers Developed Markets, Central & Eastern Europe, Middle East and Africa (CEEMEA), and China. Prior to joining DoubleLine, Mr. Campbell worked for Peridiem Global Investors as a Global Fixed Income Research Analyst and Portfolio Manager beginning in March 2011. Mr. Campbell received his BS in Business Economics and International Business, as well as his BA in English, from Pennsylvania State University. He received his MA in Mathematics, with a focus on Mathematical Finance, from Boston University.

Mark W. Christensen	Since the Fund’s inception	Mr. Christensen joined DoubleLine in 2009 as a Portfolio Manager and Senior Credit Analyst.

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years

Valerie Ho	Since the Fund’s inception	Ms. Ho joined DoubleLine in 2009 as an Emerging Markets sovereign analyst. She covers Latin America and Emerging Asia excluding China. She holds a BS in Mathematics/ Economics, and a Specialization in Computer Programming from University of California at Los Angeles. She is a CFA charterholder.

Su Fei Koo	Since the Fund’s inception	Ms. Koo joined DoubleLine in 2009 as a Portfolio Manager and Senior Credit Analyst.

Advisory Agreement

The Trust and DoubleLine Capital have entered into an Investment Management Agreement (the “Advisory Agreement”), under the terms of which the Fund has employed DoubleLine Capital to manage the investment of the assets of the Fund, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund’s business affairs, subject to the oversight of the Board of Trustees.

Under the Advisory Agreement, the Fund pays to DoubleLine Capital as compensation for the services rendered, facilities furnished, and expenses paid by it, fees at the following annual rate:

Fund	Contractual Annual Management Fee Rate (As a Percentage of the Fund’s Average Daily Net Asset Value)	Actual Management Fee Paid for Fiscal Year Ended March 31, 2020 (As a Percentage of the Fund’s Average Daily Net Asset Value)
DoubleLine Emerging Markets Local Currency Bond Fund	0.75%	0.00%

DoubleLine Capital has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses of each class of the Fund’s shares to an amount not to exceed the following annual rates (based on each share class’s average daily net assets):

Fund	Class I	Class N
DoubleLine Emerging Markets Local Currency Bond Fund	0.90%	1.15%

Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described in the table above will apply until at least July 31, 2021, and may only be terminated sooner by vote of the Fund’s Board of Trustees at any time.

Fees waived or expenses reimbursed by DoubleLine Capital may be recouped from the Fund in the three fiscal years following the fiscal year in which the fees were waived or expenses reimbursed. Any such recoupment is subject to the review of the Fund’s Board of Trustees and may not cause the Fund’s ordinary operating expenses to exceed the Fund’s expense limitation that was in place when the fees were waived or expenses reimbursed. Additionally, DoubleLine Capital would generally seek recoupment only in accordance with the terms of any expense limitation of the Fund that is in place at the time of recoupment. Further information about fees recouped and fees subject to potential recoupment may be found in the SAI.

If the Fund invests in other investment vehicles sponsored by DoubleLine Capital or its related parties (“other DoubleLine funds”), DoubleLine

Capital will waive its advisory fees in an amount equal to the advisory fees paid to DoubleLine Capital or a related party by other DoubleLine funds in respect of Fund assets so invested.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of DoubleLine Capital, or reckless disregard of its obligations and duties under the Advisory Agreement, DoubleLine Capital, including its officers, directors, and partners, shall not be subject to any liability to the Trust or the Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to the Fund is contained in the Fund’s report to shareholders for the period ended September 30, 2019.

Additional Information

The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including among others DoubleLine Capital and the Fund’s custodians, transfer agent, and accountants, who provide services to the Fund.

Shareholders are not parties to any such contractual arrangements and are not intended third party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and the Fund’s contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This Prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Fund that you should consider carefully in determining whether to purchase shares of the Fund. Neither this Prospectus, the SAI, nor the Fund’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Share Class Features

Types of Shares Available

Class I and Class N shares are offered in this Prospectus. Expenses vary between the classes. You should consider carefully and consult your financial intermediary regarding which of these share classes you may be eligible to purchase. Class I shares are available directly from the Fund or through certain financial intermediaries, without the payment of any sales load. Class N shares are available directly from the Fund or through certain financial intermediaries, without the payment of any sales load.

You should consider carefully, and ask your financial intermediary about, the amount of any 12b-1 fee that will apply to your investment in the Fund and whether you would pay a lower 12b-1 fee if you were to purchase shares of another share class or if you were to purchase shares of the Fund directly from the Fund or through a different platform or intermediary.

Expenses

There are two types of expenses related to mutual funds: expenses you pay directly (called a sales load) and expenses that are deducted from fund assets.

Expenses You Pay Directly. Neither Class I nor Class N shares have sales loads.

Expenses You Pay Through the Fund. The costs of managing and administering the Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, distribution (“Rule 12b-1 fees”) and shareholder servicing, custody, auditing, administrative and transfer agency expenses, and fees and expenses of Trustees.

Choosing a Share Class

The different share classes have different expense structures and eligibility requirements. You should choose the cost structure that best meets your needs and for which you are eligible. You will have higher ongoing operating expenses if you purchase Class N shares than you would if you purchased Class I shares. However, Class I shares require a substantially higher initial investment.

You should consider that all or a portion of the Rule 12b-1 fees relating to your investment in Class N shares may serve as compensation to your financial intermediary for services it provides.

Please see the eligibility requirements for each share class below.

The chart below summarizes the features of the different share classes. If you purchase shares through a financial intermediary, your financial intermediary may charge a commission for effecting the transaction or charge you other fees.

This chart is only a general summary, and you should read the description of the fees and expenses of each share class below and in the Fund Summary in this Prospectus.

	Minimum Initial Investment:		Subsequent Investment:
	Regular Accounts	IRAs/ HSAs	All Accounts and Automatic Investment Plans	Initial Sales Charge (Load)	Maximum Contingent Deferred Sales Load	Annual 12b-1 Fee
Class I Shares	$100,000	$5,000	$100	None	None	None
Class N Shares	$2,000	$500	$100	None	None	0.25%

The Trust may suspend the offering of the Fund’s shares for any period of time.

Class I Shares

If you meet the initial $100,000 investment minimum for regular accounts or $5,000 for IRA/HSA accounts, you may purchase Class I shares at their current NAV directly from the Fund by contacting the Fund’s transfer agent, or from financial intermediaries that make shares of the Fund available to their customers. Class I shares are not subject to a sales charge or to any 12b-1 fees.

Class N Shares

You may purchase Class N shares of the Fund at their current NAV directly from the Fund or through certain financial intermediaries, such as a bank,

trust company, broker-dealer, or other financial organization, that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services and that have made special arrangements with the Fund’s distributor to offer Class N shares to their clients. Class N shares are not subject to a sales charge. Class N shares are subject to a 12b-1 fee of 0.25%.

How to Buy Shares

General Information

The Fund offers more than one class of shares. Shares of each class of the Fund represent an equal pro rata interest in that share class of the Fund.

Class I shares are offered at their current NAV. If you meet the initial $100,000 investment minimum for regular accounts or $5,000 for IRA/HSA accounts, you may purchase Class I shares directly from the Fund by contacting the Fund’s transfer agent, or from financial intermediaries that make shares of the Fund available to their customers.

You may purchase Class N shares of the Fund at their current NAV directly from the Fund or through certain financial intermediaries, such as a bank, trust company, broker-dealer, or other financial organization, that charge an advisory fee, management fee, consulting fee, a fee in lieu of brokerage commissions or other similar fee for their services and that have made special arrangements with the Fund’s distributor to offer Class N shares to their clients.

You pay no sales charge to invest in Class I or Class N shares of the Fund. The price you pay for the Fund’s shares is the Class’s NAV per share.

Your order to purchase shares will be priced based on the next NAV calculated after your order is received in good order by the Fund or an authorized financial intermediary. A purchase order is not in good order if the Fund does not, for example, receive all required documentation and information. In order for you to receive the Fund’s share price next calculated, the Fund, the Fund’s transfer agent, or an authorized financial intermediary must receive your order in good order. In the case of a request furnished to an authorized financial intermediary, the Fund’s processing of your redemption request may be adversely affected if the request is not subsequently communicated by your financial intermediary timely and properly to the Fund; your financial intermediary is responsible for ensuring that your request is received by the Fund timely and in good order. Because financial intermediaries’ processing times and arrangements with the Fund may vary, please ask your financial intermediary or plan administrator, if any, when your account will be credited. The Fund may at its discretion reject any purchase order for Fund shares.

Distribution and Rule 12b-1 Fees (Class N Shares Only); Other Distribution-Related Payments to Financial Intermediaries

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to its Class N shares. The Fund makes payments under the Plan to the Fund’s distributor to compensate it for services provided and expenses incurred by it to promote the sale of the relevant class of shares, reduce redemptions of those shares, and maintain or improve services provided to shareholders of that class of shares by financial intermediaries. The Plan is a compensation plan that provides for payments at an annual rate (based on average daily net assets) of 0.25% for Class N shares. Because the Fund’s Rule 12b-1 fees attributable to Class N shares are paid out of the Fund’s Class N assets, on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Class N shares share in the expense of Rule 12b-1 fees paid from the assets attributable to that Class; however, because these shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan applicable to their class of shares. The Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Fund are unavailable for purchase.

In addition to payments under the Plan, the Fund may enter into non-Plan agreements and also may reimburse its distributor or other related parties for some or all of certain payments made to financial intermediaries by the distributor or other parties, or may make payments directly to financial intermediaries, that provide certain administrative, recordkeeping, and account maintenance services. (For more information regarding these payments, see “Payments to Financial Intermediaries” below). The amount of the payments made by the Fund is reviewed by the Trustees periodically.

The Adviser, at its own expense and out of its own assets, also may provide other compensation to financial intermediaries in connection with sales of the Fund’s shares. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; business building programs and seminars or informational meetings for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events, including support in respect of marketing materials. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of Fund shares. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

The amount of payments made to different financial intermediaries may not be the same. These payments may provide incentives for such financial intermediaries to make shares of the Fund available to their customers, and may allow the Fund greater access to such financial intermediaries, their employees and their customers than would be the case if no payments were made. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or the ability to assist in training and educating the financial intermediary’s registered representatives.

Although the amount of such payments may be more or less, payments made by the Adviser from its own assets to a financial intermediary for the sale of the Fund’s shares where the financial intermediary is compensated based on its customers’ assets are generally made at an annual rate that ranges between 0.05% and 0.15% of the intermediary’s customers’ assets invested in the Fund. These payments are in addition to payments an intermediary may receive from the Fund’s Rule 12b-1 fees or from the Fund for shareholder services as discussed above. The Adviser may have arrangements on other bases with certain intermediaries. See the section entitled “Payments by the Adviser” in the Fund’s SAI.

If payments to financial intermediaries in respect of a particular mutual fund complex exceed payments made by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm in respect of shares of the Fund and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Payments to Financial Intermediaries for Shareholder Services

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including shares of a DoubleLine Fund, and/or provide certain administrative, recordkeeping, and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, registered broker-dealers, financial planners or advisors, retirement plan service providers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The compensation paid to a financial intermediary by the Fund’s distributor, the Adviser, or the Fund in respect of these services is typically paid periodically over time, during the period when the financial intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is a percentage of the value of the financial intermediary’s clients’ investments in the Fund. Variations in compensation may, but will not necessarily, reflect enhanced or additional services provided by the financial intermediary. In addition to payments under the Plan described above, the Fund may reimburse its distributor and/or other related parties some or all of certain types of payments made to financial intermediaries, or may make payments directly to financial intermediaries, that provide certain administrative, recordkeeping, and account maintenance services. The amount of the payments made by the Fund is reviewed by the Trustees periodically.

Calculation of NAV

The NAV of each class of the Fund, except as noted below, is typically calculated as of the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) each day the NYSE opens for regular trading, and the Fund is not available for purchase or redemption on holidays when the NYSE is scheduled to be closed. The Fund’s assets are normally valued as of this time for the purpose of computing the Fund’s NAV. The time as of which shares are priced and the time until which purchase and redemption orders are accepted for processing at the NAV calculated that day may be changed by the Fund in its discretion as permitted by applicable law or the SEC. In calculating its NAV, the Fund generally will not consider information that becomes available after the time as of which the Fund calculates its NAV, such as securities transactions that occur after that time.

The Fund values its portfolio securities for purposes of calculating its NAV using procedures approved by the Fund’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Fund’s securities. The specific methodologies used for a particular security may vary based on the market data available for a specific security at the time the Fund calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies the Fund may use to value a security and they may not represent the means by which the Fund’s investments are valued on any particular business day.

A share class’s NAV is determined by adding the values of the Fund’s securities, cash and other assets attributable to that class, subtracting all of the Fund’s expenses and liabilities attributable to that class, and then dividing by the total number of shares outstanding for that class of the Fund (assets-liabilities/# of shares = NAV). The Fund’s investments for which market quotations are readily available are valued based on market value.

Equity securities are typically valued at the official close or the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices.

Securities traded on The Nasdaq Stock Market LLC (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the mean between the closing bid and asked prices.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Prices obtained from independent pricing services use various inputs, including, but not limited to, information provided by broker-dealers; pricing formulas, such as dividend discount models; option valuation formulas; estimates of market values obtained from yield data relating to investments or securities with similar characteristics; and discounted cash flow models that might be applicable. The Fund will generally value over-the-counter (OTC) derivatives on the basis of valuations obtained from counterparties, published index closing levels or evaluated prices supplied by independent pricing services, some or all of which may be based on market data from trading on exchanges that closed significantly before the time as of which the Fund calculates its NAV. Forward foreign currency contracts are generally valued based on rates provided by independent data providers. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange on which they principally trade. The Fund does not normally take into account trading, clearances or settlements that take place after the close of the principal exchange or market on which such securities are traded. The Fund will generally value its investments in other investment companies and private funds, such as hedge funds, at their reported NAVs, to the extent available.

The Fund may hold investment positions in sizes smaller than institutionally-sized round lot positions (sometimes referred to as ‘odd lots’). Pricing services generally provide evaluations on the basis of institutionally-sized round lots. The Fund does not generally apply (and have not historically applied) discounts to pricing service evaluations of securities when it holds and values odd lot positions. If the Fund sells a position in an odd-lot transaction, the sale price may be less than the value at which the position has been held by the Fund.

Investments denominated in currencies other than the U.S. dollar are valued in U.S. dollars using exchange rates obtained from independent data providers, generally as of the time the Fund calculates its NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the values of currencies in relation to the U.S. dollar.

If market quotations are unavailable or deemed unreliable for a security or if a security’s value may have been significantly affected by events occurring after the close of a securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, attempt to assign a value to the security. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While the Fund’s use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values used by the Fund accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

The valuations of securities that trade principally on a foreign market that closes before the time as of which the Fund calculates its NAV will generally be based on quotations or other information as of that earlier closing time. If significant events occur after that earlier closing time but before the time as of which the Fund calculates its NAV, the Fund may fair value those securities in accordance with the Fund’s valuation policies. For purposes of valuing, in U.S. dollars, the Fund’s securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of the time the Fund calculates its NAV. Foreign markets may be closed on days when the Fund prices its shares (e.g., on non-U.S. holidays), and foreign markets may be open on weekends and other days when the Fund does not price its shares. The value of such assets or the Fund’s shares may change significantly on days when the Fund’s shares are not able to be purchased, redeemed or exchanged.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires that investment companies such as the Trust obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account directly with the Fund, the Fund’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted (though an APO or FPO box number can be used by active duty military personnel). The transfer agent also may ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity.

The Fund will generally reject your new account application if you do not provide the required identifying information. The Fund will attempt to collect any missing information required on the application by contacting you, or if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established by the transfer agent in its sole discretion (for example, 72 hours), which may change from time to time, your application will be rejected. With respect to opened accounts, the Fund reserves the right to close your account at the then-current day’s NAV and remit proceeds to you via check if it is unable to verify your identity. The Fund will attempt to verify your identity within a timeframe established at its sole discretion (for example, 96 hours), which may change from time to time. If you are purchasing shares of the Fund through a financial intermediary, check with the financial intermediary for details concerning these requirements.

Minimum Investments for Shares

The minimum investment requirements for initial and subsequent investment in shares of the Fund are as follows:

	Minimum Initial Investment:		Subsequent Investment:
	Regular Accounts	IRAs/ HSAs	All Accounts and Automatic Investment Plans
Class I Shares	$100,000	$5,000	$100
Class N Shares	$2,000	$500	$100

The minimum initial and subsequent investment amounts may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The minimum initial and subsequent purchase amounts may be reduced or waived by the Fund’s distributor, the Adviser, or the Fund for specific investors or types of investors, including, without limitation, employee benefit plans, retirement plans, a financial intermediary authorized to sell shares of the Fund, employees of the Adviser and their family members, the Adviser’s affiliates or related parties, employees of the Adviser’s affiliates or related parties and their family members; investment advisory clients of the Adviser; and current or former Trustees of the Trust and their family members. A person’s family members include a person’s spouse or life partner and other members of the person’s immediate family, including step and adoptive relationships. Certain intermediaries also may have investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. The Fund reserves the right to change the minimum investment amounts without prior notice.

If your non-retirement account in the Fund falls below the minimum investment necessary to open the particular type of account as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

New Account Application

If you are making your initial investment in the Fund and need a New Account Application or need help completing the New Account Application, please contact the transfer agent at 877-DLine11 (877-354-6311) or speak with your representative at your financial intermediary.

Purchase by Mail

You may purchase shares by sending a check made payable to “DoubleLine Funds”, together with a completed New Account Application in the case of an initial investment, to:

Via Regular Mail

DoubleLine Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

DoubleLine Funds

c/o U.S. Bank Global Fund Services

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

Subsequent investments should be accompanied by the Invest by Mail form that is attached to your account statement (if applicable) or a note specifying the Fund name, your account number, and the name(s) your account is registered in.

All investments must be in U.S. dollars drawn on domestic banks. The Fund will not accept cash, money orders, checks drawn on banks outside the U.S., travelers’ checks, starter checks, or credit card checks. Third-party checks, except those payable to an existing shareholder, will not be accepted. In addition, the Fund will not accept post-dated checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss the Fund incurs. You also will be charged $25 for every check returned unpaid.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services, or receipt at a U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Additionally, shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Telephone

If you have not declined telephone transaction privileges on your account application, you may purchase additional shares of the Fund by calling 877-DLine11 (877-354-6311). If your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making this purchase. If your purchase order is received in good order before the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) on a day the NYSE opens for regular trading, your shares will be purchased at the NAV plus any applicable sales charge calculated on that day. Please see “How to Buy Shares — General Information” for information on purchasing shares through a financial intermediary.

Purchase by Internet

If you have an existing account and are placing a subsequent investment, you may do so by accessing your account online at DoubleLineFunds.com. An investor must first establish a direct account by completing and mailing the appropriate New Account Application.

If a shareholder elects to place purchases for their direct account online, the shareholder will be required to establish a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. The Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during times when online communications may be under unusual stress. If a shareholder elects not to view their account or effect transactions online, the shareholder should not establish online account access. If online account access has already been established and the shareholder no longer wants the account accessible online, the shareholder can call 877-DLine11 (877-354-6311) or contact your financial intermediary (if applicable) and request to suspend online access.

Purchase by Wire

If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed New Account Application. You may mail or overnight deliver your New Account Application to the transfer agent. Upon receipt of your completed New Account Application, the transfer agent will establish an account for you. The shareholder account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the shareholder account number, and the name on the account per the New Account Application so that monies can be correctly applied.

U.S. Bank, N.A.

777 E. Wisconsin Avenue

Milwaukee, WI 53202

ABA No. 075000022

Credit: U.S. Bancorp Fund Services, LLC

Account No. 112-952-137

Further Credit: DoubleLine Funds [Name of Fund and Share Class]

(Shareholder Account Number, Shareholder Name)

Before sending your fed wire, please call the transfer agent at 877-DLine11 (877-354-6311) to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.

Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan

Generally, once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP each purchase must be in the amount of $100 or more and your financial institution must be a member of the ACH network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the New Account Application or call the Fund’s transfer agent at 877-DLine11 (877-354-6311) for instructions. Generally, your signed New Account Application must be received by the Fund’s transfer agent at least 7 business days prior to the initial transaction through the AIP. Any request to change or terminate your AIP should be submitted to the transfer agent at least five calendar days prior to the effective date of the next transaction.

Purchases Through an Authorized Third Party

You may buy the Fund’s shares through certain broker-dealers and financial intermediaries. If purchases of the Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service. From time to time, shares of the Fund may only be available from a single broker-dealer or a limited number of broker-dealers, which may limit the Fund’s ability to attract assets.

How to Redeem Shares

General Information

You may redeem shares on any day when the NYSE opens for regular trading. Your shares will be redeemed at the next NAV calculated after your order is received by the Fund in good order. A redemption request in good order must include, among other things, the exact name in which the shares are registered, the account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, a signature matching the account registration, together with any other materials or information required by the Fund, the transfer agent or any other agents duly appointed for that purpose. If you invest or hold your shares through a financial intermediary, see “Redemptions Through Your Financial Intermediary or Other Authorized Third Party” below.

The Fund typically seeks to send redemption proceeds on the next business day (as provided above) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer; however, the Fund reserves the right to pay redemption proceeds as long as seven days after the receipt of a redemption request. In case of emergencies or when trading on the NYSE is restricted, or as otherwise permitted by the SEC or applicable law, the Fund may suspend redemptions or postpone payment for more than seven days. If any portion of the shares to be redeemed represents an investment made by check or electronic funds transfer through the ACH network, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the purchase amount has been collected. This may take up to 15 calendar days from the date of purchase. This delay is not expected to apply if you purchased your shares via wire payment.

The Adviser expects to use a variety of resources to honor requests to redeem shares of the Fund, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques, including, without limitation, repurchase agreements. A variety of other measures, such as redemptions in kind (i.e., payment in portfolio investments rather than cash), may also be used to honor redemptions. The Adviser does not expect to honor redemption requests in kind regularly, but reserves the right to do so. If your shares are redeemed in kind you will incur transaction costs upon disposition of the assets received in the distribution, as well as taxes on any capital gains from the sale. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the assets you receive in kind until they are sold. The Adviser expects to use the resources and measures discussed above, among others, to meet redemption requests in regular and stressed market conditions.

A signature guarantee may be required of all account holders for any redemption request in excess of $100,000 where proceeds are requested to be sent by check, when a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days, when redemption proceeds are to be sent or payable to any person, address or bank account not on the Fund’s records, or if ownership is being changed on your account. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-877-354-6311. Investors should consider whether or not to withhold taxes from any such redemption.

The Fund may establish policies permitting the Fund’s transfer agent to place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. “Specified Adult” refers to an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older and whom the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, neither the transfer agent nor any Fund is required to delay the disbursement of redemption proceeds and nor do they assume any obligation to do so.

Redemptions by Mail

You may sell shares by writing a letter that includes:

•	your name(s) and signature(s) as they appear on the New Account Application form

•	your account number

•	the Fund name

•	the dollar amount or number of shares you want to redeem

•	how and where to send the proceeds

For direct shareholders, mail your letter of instruction to:

Via Regular Mail

DoubleLine Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

DoubleLine Funds

c/o U.S. Bank Global Fund Services

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

Your letter of instruction must be accompanied by a signature guarantee or other documentation, if required (see “Signature Guarantees” below).

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services, or receipt at a U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Signature Guarantees

Some circumstances require written orders, along with a signature guarantee from either a Medallion program member or a non-Medallion program member. These include:

•	redemption requests for amounts in excess of $100,000, where proceeds are requested to be sent by check;

•	when a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days;

•	when redemption proceeds are to be sent or payable to any person, address or bank account not on the Fund’s record; or

•	if ownership is being changed on your account.

The Fund and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. The Fund or the transfer agent reserves the right to waive any signature guarantee requirement at its discretion. Investors who have purchased shares through a financial intermediary may be subject to different requirements and should check with their financial intermediary to determine whether signature guarantee requirements or other security arrangements apply to their accounts.

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. You may be required to pay a fee for a signature guarantee. Please call 877-DLine11 (877-354-6311) to ensure that your signature guarantee will be processed correctly.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Verification Program member, or other acceptable form of authentication from a financial institution source.

Redemptions by Telephone

You may redeem shares by telephone request unless you have declined to have this option. You may have a check sent to the address of record, proceeds may be wired to your bank account of record, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account. Redemption proceeds will typically be sent on the business day following your redemption. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH and proceeds are typically credited to your bank within two to three business days after redemption. Except as noted above under “—General Information,” proceeds will be processed within seven calendar days after the Fund receives your redemption request in good order. Call the transfer agent at 877-DLine11 (877-354-6311) to request a redemption. Telephone redemption requests must be for a minimum of $100.

By establishing telephone redemptions, you authorize the Fund’s transfer agent to act upon telephone instructions. Before executing an instruction received by telephone, the Fund’s transfer agent will use reasonable procedures to seek to confirm that the telephone instructions are provided by a person authorized to transact on the account. These procedures will include recording the telephone call and asking the caller for a form of personal identification. The Fund and its agents are not liable to shareholders for any loss, expense or cost arising out of any telephone redemption request that the Fund and its agents reasonably believed to be genuine pursuant to these procedures, including fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).

During periods of high market activity, shareholders may encounter higher than usual wait times. Please allow sufficient time to place your telephone transaction.

Redemptions by Internet

If you have an existing account and are placing a redemption request, you may do so by accessing your account online at DoubleLineFunds.com. Proceeds from online redemptions may be sent via check, ACH or wire to the bank account of record. Online redemptions are not available for all direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to place redemptions for their direct account online, the shareholder will be required to establish a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. The Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during times when online communications may be under unusual stress. If a shareholder elects not to view their account or effect transactions online, the shareholder should not establish online account access. If online account access has already been established and the shareholder no longer wants the account accessible online, contact your financial intermediary (or, if you are a direct shareholder, you can call 877-DLine11 (877-354-6311)) and request to suspend online access.

Systematic Withdrawal Plan

As another convenience, you may redeem shares through the systematic withdrawal plan (“SWP”). To begin participating in the SWP, please contact your financial intermediary or, for direct investors complete the SWP section on the New Account Application or call the Fund’s transfer agent at 877-DLine11 (877-354-6311) for instructions. Under the SWP, you may choose to receive a specified dollar amount generated from the redemption of shares in your account. In order to participate in the SWP, your account balance must be at least $10,000 and there must be a minimum withdrawal of $500. If you elect this redemption method, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Fund at any time.

You may elect to terminate your participation in the SWP at any time by contacting the transfer agent five days prior to the effective date or next scheduled withdrawal.

To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S. 877-DLine11 (877-354-6311).Outside the U.S. call 213-633-8200 (collect).

Redemptions Through Your Financial Intermediary or Other Authorized Third Party

You may redeem shares through certain financial intermediaries. If redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through a financial intermediary, that financial intermediary may, at its discretion, charge a fee for that service.

You may sell your shares of the Fund back to the Fund through your financial intermediary on any day when the NYSE opens for regular trading.

The financial intermediary may charge you a fee for its services. Redemption requests will be priced at the NAV next determined after they are received in good order by the Fund or an authorized financial intermediary. In the case of a request furnished to an authorized financial intermediary, the Fund’s processing of your redemption request may be adversely affected if the request is not subsequently communicated by your financial intermediary timely and properly to the Fund; your financial intermediary is responsible for ensuring that your request is received by the Fund timely and in good order. Please contact your financial intermediary for instructions on how to place redemption requests. Because financial intermediaries’ processing times and arrangements with the Fund may vary, please ask your financial intermediary when your account will be debited.

If you redeem shares through your financial intermediary, your financial intermediary is responsible for ensuring that the Fund’s transfer agent receives your redemption request in good order. If your financial intermediary receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with it; you also may instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial intermediary’s or your own complete wiring instructions. Your financial intermediary may charge you separately for this service.

Other Account Policies

Trading Limits

Frequent trading activity by Fund shareholders can reduce the Fund’s long-term performance in a variety of ways, including as a result of increased trading and transaction costs, disruption to the Fund’s stated portfolio management strategy, and the need to maintain an elevated cash position to meet redemptions (and lost opportunity costs as a result thereof) and forced liquidations. In addition, certain short-term trading activities that attempt to take advantage of inefficiencies in the valuation of the Fund’s securities holdings may dilute the interests of the remaining shareholders and result in unwanted distributions of capital gains to fund shareholders, including short term capital gains taxable to shareholders subject to tax at ordinary income tax rates. A DoubleLine Fund with foreign investment exposure may be subject to elevated risks of market timing activities by investors. For example, a DoubleLine Fund may have exposure to assets that trade on exchanges that close before the time it calculates its NAV.

Some investors may seek to take advantage of perceived price arbitrage opportunities that those circumstances may present. Such shareholder activity presents the potential for existing investors’ interests to be diluted.

Accordingly, the Board of Trustees has adopted policies and procedures that are designed to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures include:

Trading Limit Policies

•

The Fund may reject any purchase order for any reason and without prior notice. The Fund or the Fund’s transfer agent may reject a purchase order of any investor or group of investors or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Fund’s Adviser or the Fund’s transfer agent, actual or potential harm to the Fund.

Additional Trading Limit Policies

•

The Trust reserves the right to prohibit any acquisition of the Fund’s shares (through either a purchase or exchange from another DoubleLine Fund) in which the acquirer has previously completed multiple round-trip transactions in the Fund within a 12-month period, in accordance with the Trust’s policies and procedures. For this purpose, a round trip transaction consists of the acquisition of shares of a particular DoubleLine Fund (through either a purchase or exchange from another DoubleLine Fund) and the subsequent redemption of shares of that Fund (through either a sale or an exchange into another DoubleLine Fund). These limits on round trip transactions do not, however, limit a shareholder’s right to redeem their shares.

•	The Trust monitors exchanges and redemptions out of the Fund in accordance with the Trust’s policies and procedures.

•	Exceptions to these trading limits must be approved by the Fund’s President or designee and reported to the Board of Trustees on a quarterly basis.

These restrictions do not necessarily apply to asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading) or (except to the extent noted in the next paragraph) to omnibus accounts, i.e., accounts on behalf of multiple, undisclosed investors, maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts), or to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Fund’s systematic investment or withdrawal program. The Fund also may waive these restrictions on terms acceptable to the Fund and the Adviser, including in connection with investments by financial institutions related to obligations the financial institutions may have to third parties. The limitations and monitoring activities described above may not be applied to transactions below certain thresholds.

While financial intermediaries that maintain omnibus accounts may be required to or may voluntarily impose restrictions on the trading activity of accounts traded through those financial intermediaries, the Fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the intermediaries’ systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries. Moreover, the Trust cannot always identify or reasonably detect excessive trading through omnibus accounts or accounts otherwise facilitated by financial intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. In lieu of applying round trip transaction or other limits at the omnibus account level, the Trust or the Adviser may determine to take other action to detect and deter frequent purchases and redemptions of Fund shares, including, potentially, requesting and reviewing the underlying trading information for the sub-accounts trading through an omnibus account or permitting a financial intermediary to apply its own policies or procedures designed to detect and prevent excessive or abusive short-term trading in lieu of applying the Fund’s procedures.

The Trust and the Adviser may rely on the Fund’s service providers, including the Fund’s transfer agent and/or administrator, to monitor for abusive short-term trading activities.

Exchange Privilege

You can exchange your Class I shares or Class N shares in the Fund for Class I or Class N shares, respectively, in another DoubleLine Fund (if available). Any exchange is subject to the same minimums as an initial or subsequent investment, as applicable. You can request your exchange in writing, by calling the transfer agent at 877-DLine11 (877-354-6311), or by accessing your account online at DoubleLineFunds.com. Be sure to read the current Prospectus for the DoubleLine Fund into which you are exchanging. Exchanges may only be made on days when both affected DoubleLine Funds are open for business. Any new account established through an exchange will have the same registration as the account from which you are exchanging and will have the same privileges as your original account (as long as they are available). In addition, the Trust reserves the right to change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules.

Conversion of Shares Between Classes

From time to time, the Fund may authorize the conversion of shares of one class to another share class. Such conversions may be subject to certain conditions, including that the shares of the other class are eligible for sale in the owner’s state of residence and all other applicable terms and conditions are met. Further information about conversion of shares between classes may be found in the SAI.

Notice Regarding Delivery of Fund Documents

You will receive periodic mailings regarding the Fund. In order to reduce the volume of mail you receive, only one copy of each mailing (including, for example, fund Prospectuses) may be sent to an address shared by two or more accounts or to shareholders we reasonably believe are from the same family or household. If you would like to receive one copy of a mailing for each account, please call 877-DLine11 (877-354-6311) to request individual copies of these documents. You must submit a written request to receive individual copies of a Prospectus or shareholder report. It may take up to thirty days to process your request.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. In accordance with state statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the inactivity period specified in your state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. The state may redeem escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were redeemed. To help protect their accounts, shareholders should keep their accounts up-to-date and active, which may include calling the Fund at 877-DLine11 (877-354-6311) to generate shareholder initiated activity such as completing an account transaction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

Cost Basis Reporting

When you redeem or exchange Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the Internal Revenue Service (“IRS”) on an IRS Form 1099-B or other applicable form cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the “wash sale” rules. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in the Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please contact the Fund at 877-DLine11 (877-354-6311) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you.

Distributions

The amount of distributions of net investment income and of net realized long-and short-term capital gains payable to shareholders will be determined separately for the Fund class. Dividends of net investment income of the Fund, if any, will be declared and paid at least quarterly. The Fund will distribute net realized short-term capital gains and net realized long-term capital gains, if any, at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. You may change your distribution election in writing or by telephone. Any change should be submitted to the transfer agent by phone at 877-DLine11 (877-354-6311) or in writing to DoubleLine Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 at least five calendar days prior to the record date of the next distribution. The Fund does not charge any fees or sales loads on shares purchased through the automatic reinvestment of distributions. You may request that distributions be paid by check. If you elect to receive distributions of net investment income and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and will reinvest all subsequent distributions until instructed otherwise.

Taxes

This section provides a summary of certain U.S. federal income tax considerations relevant to an investment in the Fund; it is not intended to be a full discussion of tax laws and the effects of such laws on you, or to address all aspects of taxation that may apply to specific types of shareholders, such as foreign persons. Furthermore, this discussion is based on the Code and Treasury regulations issued thereunder that are in effect as of the date of this Prospectus, which provisions are subject to change, including retroactively. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor regarding your investment in the Fund

(including the status of your distributions from the Fund). Additional tax information may be found in the SAI.

Taxes on Dividends and Distributions. For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions that the Fund properly reports to you as gains from investments that the Fund owned (or is deemed to have owned) for more than one year generally are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the Fund owned (or is deemed to have owned) for one year or less and gains on the sale of or payments on bonds characterized as having market discount generally are taxable to you as ordinary income. Distributions of investment income that the Fund properly reports to you as derived from qualified dividend income are taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of its distributions to derive from qualified dividend income.

The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For these purposes, net investment income generally includes dividends paid by the Fund, including any capital gain dividends, and net gains recognized on the sale, redemption, exchange or other taxable disposition of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this tax on their investment in the Fund.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable in the manner described herein whether you receive them in cash or reinvest them in additional shares of the Fund.

Distributions by the Fund to retirement plans and other tax-advantaged accounts that qualify for tax-advantaged treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans and/or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and/or account and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan and/or account.

The Fund’s investment in certain debt obligations, derivatives and hedging transactions can cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, the Fund could be required at times to liquidate investments, including at times when it may not be advantageous to do so, in order to satisfy its distribution requirements (see “Tax Status of the Fund” below). Such dispositions could result in realization of capital gains, including short-term capital gains generally taxable to shareholders at ordinary income rates when distributed to them.

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends or (3) interest-related dividends, each as defined and subject to certain conditions described in the SAI, generally are not subject to withholding of U.S. federal income tax.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

If you are a non-U.S. investor, please consult your own tax advisor regarding the tax consequences of investing in the Fund.

Taxes When You Sell, Redeem or Exchange Your Shares. Any gain resulting from a sale, redemption, or exchange (including an exchange for shares of another fund) of your shares in the Fund generally will be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you owned your shares.

Tax Status of the Fund. The Fund has elected and intends to qualify and to be eligible to be treated each year as a regulated investment company under the Code, such that the Fund will not be subject to federal income tax on income and gains timely distributed to shareholders. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must meet requirements with respect to the sources of its income, the diversification of its assets, and the distribution of its income. The Fund could in some cases cure a failure to comply with these requirements, including by paying a fund-level tax and, in the case of a diversification failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such a failure, or if the Fund were otherwise to fail to qualify as a regulated investment company, the Fund would be subject to federal income tax on its net income at regular corporate rates without reduction for distributions to shareholders.

When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits, thereby potentially diminishing shareholder returns.

Investments in Foreign Securities. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s return on those securities may be decreased. If the Fund meets certain requirements with respect to its asset holdings, it will be eligible to elect to permit shareholders of the Fund to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Derivatives. The Fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders. In addition, the tax rules applicable to derivatives are in many cases uncertain under current law. An adverse determination, future guidance by the IRS or Treasury regulations, in each case with potentially retroactive effect, might bear adversely on the Fund’s ability to satisfy the distribution or other requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Investments in Other Funds. Special tax consequences may apply to shareholders of the Fund as a result of its investments in other funds. Please see the SAI under “Distributions and Taxes” for more information.

Backup Withholding. The Fund will be required in certain cases to withhold on distributions paid to a shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Reporting. Shareholders will be advised annually as to the federal tax status of distributions made by the Fund for the preceding calendar year.

Consult your tax advisor about other possible tax consequences. This is a summary of certain U.S. federal income tax consequences of investing in the Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund. For more information, see “Distributions and Taxes” in the SAI.

Financial Highlights

The following tables illustrate the financial performance for each share class of the Fund for the fiscal period shown. Certain information reflects financial results for a single Fund share. Total return illustrates how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. Its report and the Fund’s financial statements are included in the Fund’s most recent Annual Report to shareholders, which is available upon request by calling toll-free 877-DLine11 (877-354-6311) or www.doublelinefunds.com.

DoubleLine Emerging Markets Local Currency Bond Fund

Financial Highlights For a capital share outstanding throughout the period

CLASS I	Period Ended March 31, 2020[2]
Net Asset Value, Beginning of Period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.25
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.49)

Total from Investment Operations	(1.24)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.12)
Distributions from Net Realized Gain	—

Total Distributions	(0.12)

Net Asset Value, End of Period	$8.64
Total Return	(12.52)%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$8,664

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	6.23%[4]
Expenses After Investment Advisory Fees (Waived)	6.23%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.90%[4]
Net Investment Income (Loss)	3.45%[4]
Portfolio Turnover Rate	13%[3]

CLASS N	Period Ended March 31, 2020[2]
Net Asset Value, Beginning of Period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)[1]	0.23
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.49)

Total from Investment Operations	(1.26)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.10)
Distributions from Net Realized Gain	—

Total Distributions	(0.10)

Net Asset Value, End of Period	$8.64
Total Return	(12.69)%[3]

SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$87

RATIOS TO AVERAGE NET ASSETS:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	6.48%[4]
Expenses After Investment Advisory Fees (Waived)	6.48%[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.15%[4]
Net Investment Income (Loss)	3.19%[4]
Portfolio Turnover Rate	13%[3]

[1]	Calculated based on average shares outstanding during the period.

[2]	Commencement of operations on June 28, 2019.

[3]	Not annualized.

[4]	Annualized.

PRIVACY POLICY

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;

•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;

•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails or other electronic communications; and

•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Fund or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;

•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or

•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.
Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;

•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or

•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;

•	the right to rectify personal information;

•	the right to restrict the use of personal information;

•	the right to request that personal information is erased; and

•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

DoubleLine Funds

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)

The Fund’s SAI provides more details about the Fund’s investments and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into this document and is legally considered part of this Prospectus. The SAI is available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

To Obtain Information

You can obtain a free copy of these documents (when available), request other information, or make general inquiries about the Fund by contacting the Fund:

By Email:

fundinfo@doubleline.com

By Internet:

Go to www.doublelinefunds.com

By Telephone:

Call 877-DLine11 (877-354-6311) or your financial intermediary.

By Mail:

Write to:

DoubleLine Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201

Reports and other information about the Fund (including its SAI) are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

DoubleLine Funds || 333 S. Grand Ave., Suite 1800 || Los Angeles, CA 90071 || (877) DLINE11 or (877) 354-6311

fundinfo@doubleline.com || www.doublelinefunds.com

DL-EMLOPRO DoubleLine Funds Trust Investment Company Act File Number 811-22378

Statement of Additional Information July 31, 2020

Fixed Income	Class I Ticker	Class N Ticker	Class A Ticker	Class C Ticker
DoubleLine Total Return Bond Fund	DBLTX	DLTNX	–	–
DoubleLine Core Fixed Income Fund	DBLFX	DLFNX	–	–
DoubleLine Emerging Markets Fixed Income Fund	DBLEX	DLENX	–	–
DoubleLine Low Duration Bond Fund	DBLSX	DLSNX	–	–
DoubleLine Floating Rate Fund	DBFRX	DLFRX	–	–
DoubleLine Flexible Income Fund	DFLEX	DLINX	–	–
DoubleLine Low Duration Emerging Markets	DBLLX	DELNX	–	–
Fixed Income Fund
DoubleLine Long Duration Total Return Bond Fund	DBLDX	DLLDX	–	–
DoubleLine Global Bond Fund	DBLGX	DLGBX	–	–
DoubleLine Ultra Short Bond Fund	DBULX	DLUSX	–	–
DoubleLine Infrastructure Income Fund	BILDX	BILTX	–	–
DoubleLine Income Fund	DBLIX	DBLNX	–	–

Global Asset Allocation
DoubleLine Multi-Asset Growth Fund	DMLIX	DMLNX	DMLAX	DMLCX

Non-Traditional
DoubleLine Strategic Commodity Fund	DBCMX	DLCMX	–	–

Equities
DoubleLine Shiller Enhanced CAPE®	DSEEX	DSENX	–	–
DoubleLine Shiller Enhanced International CAPE®	DSEUX	DLEUX	–	–
DoubleLine Colony Real Estate and Income Fund	DBRIX	DLREX	–	–

DoubleLine Funds Trust (the “Trust”) offers Class I, Class N, Class A, and Class C shares, if available, of each of its separate series listed above (each, a “Fund” and, together, the “Funds”) through a Prospectus dated July 31, 2020. Each Fund is also offered through a Summary Prospectus.

This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to that set forth in the Prospectus, as supplemented from time to time. This SAI should be read in conjunction with the Prospectus for the Fund(s) and share class(es) in which you may invest. A Prospectus or Summary Prospectus may be obtained at no charge by calling 877-DLine11 (877-354-6311) or on the Funds’ website at www.doublelinefunds.com. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

The audited financial statements of each of the Funds within each Fund’s report to shareholders for the fiscal period ended March 31, 2020, the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s annual report to shareholders, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on Form N-CSR on May 29, 2020 (Accession Number: 0001193125-20-155919). Each Fund’s audited financial statements in the Trust’s annual report to shareholders may be obtained upon request at no charge by calling 877-DLine11 (877-354-6311) and on the Funds’ website at www. doublelinefunds.com.

DoubleLine Funds Trust || 333 S. Grand Ave., Suite 1800 || Los Angeles, CA 90071 || (213) 633-8200

GENERAL INFORMATION

DoubleLine Funds Trust was formed as a Delaware statutory trust on January 11, 2010, and is registered with the SEC as an open-end management investment company. DoubleLine Capital LP (an “Adviser” or “DoubleLine Capital”) acts as the investment adviser for each Fund in DoubleLine Funds Trust, other than the DoubleLine Strategic Commodity Fund and the DoubleLine Colony Real Estate and Income Fund. DoubleLine Alternatives LP (an “Adviser” or “DoubleLine Alternatives”) acts as the investment adviser for the DoubleLine Strategic Commodity Fund and the DoubleLine Colony Real Estate and Income Fund. DoubleLine Capital acts as the sub-adviser to the DoubleLine Colony Real Estate and Income Fund.

Each Fund, other than the DoubleLine Multi-Asset Growth Fund, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Flexible Income Fund, and DoubleLine Shiller Enhanced CAPE®, offers two classes of shares: Class I shares and Class N shares. The DoubleLine Multi-Asset Growth Fund has registered for sale four classes of shares: Class A shares, Class C shares, Class I shares, and Class N shares. DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Flexible Income Fund, and DoubleLine Shiller Enhanced CAPE® offer three share classes: Class I shares, Class N shares and Class R6 shares. Class R6 shares are offered through the R6 Prospectus and R6 SAI.

The following table outlines the date of commencement for each Fund, and the classes of shares currently offered:

Fund Name	Date of Commencement of Operations	Share Classes Offered
DoubleLine Total Return Bond Fund (the “Total Return Bond Fund”)	April 6, 2010	Class I, Class N and Class R6
DoubleLine Core Fixed Income Fund (the “Core Fixed Income Fund”)	June 1, 2010	Class I, Class N and Class R6
DoubleLine Emerging Markets Fixed Income Fund (the “Emerging Markets Fixed Income Fund”)	April 6, 2010	Class I and Class N
DoubleLine Low Duration Bond Fund (the “Low Duration Bond Fund”)	September 30, 2011	Class I, Class N and Class R6
DoubleLine Floating Rate Fund (the “Floating Rate Fund”)	February 1, 2013	Class I and Class N
DoubleLine Flexible Income Fund (the “Flexible Income Fund”)	April 7, 2014	Class I, Class N and Class R6
DoubleLine Low Duration Emerging Markets Fixed Income Fund (the “Low Duration Emerging Markets Fixed Income Fund”)	April 7, 2014	Class I and Class N
DoubleLine Long Duration Total Return Bond Fund (the “Long Duration Total Return Bond Fund”)	December 15, 2014	Class I and Class N
DoubleLine Global Bond Fund (the “Global Bond Fund”)	December 17, 2015	Class I and Class N
DoubleLine Ultra Short Bond Fund (the “Ultra Short Bond Fund”)	June 30, 2016	Class I and Class N
DoubleLine Infrastructure Income Fund (the “Infrastructure Income Fund”)	April 1, 2016	Class I and Class N
DoubleLine Income Fund (the “Income Fund”)	September 3, 2019	Class I and Class N
DoubleLine Multi-Asset Growth Fund (the “Multi-Asset Growth Fund”)	December 20, 2010	Class A and Class I
DoubleLine Strategic Commodity Fund (the “Strategic Commodity Fund”)	May 18, 2015	Class I and Class N
DoubleLine Shiller Enhanced CAPE® (the “Shiller Enhanced CAPE®”)	October 31, 2013	Class I, Class N and Class R6
DoubleLine Shiller Enhanced International CAPE® (the “Shiller Enhanced International CAPE®”)	December 23, 2016	Class I and Class N
DoubleLine Colony Real Estate and Income Fund (the “Colony Real Estate and Income Fund”)	December 17, 2018	Class I and Class N

Each Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), except the Global Bond Fund and Income Fund, which are classified as non-diversified Funds. Please see the Prospectus for a discussion of the principal investment policies and risks of investing in the Funds.

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INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The investment restrictions numbered 1 through 8 below have been adopted as fundamental policies for the Total Return Bond Fund, the Core Fixed Income Fund, and the Emerging Markets Fixed Income Fund, unless otherwise noted. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding voting shares of that Fund (as defined in the 1940 Act).

1. The Total Return Bond Fund and the Core Fixed Income Fund may not with respect to 75% of each Fund’s total assets, and the Emerging Markets Fixed Income Fund may, purchase the securities of any issuer (other than U.S. Government Securities or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. A Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

3. A Fund may not borrow money, except to the extent permitted by applicable law from time to time.

4. A Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5. A Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry or group of industries (for purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, as well as that of the seller of the loan participation).

6. A Fund may not make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. A Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. A Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.

7. A Fund may not purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts and options contracts).

8. A Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Multi-Asset Growth Fund.

1. The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2. The Fund may not borrow money, except to the extent permitted by applicable law from time to time.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) loan participations will be considered investments

2

in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. The Fund may make loans, including to affiliated investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. The Fund may not purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Low Duration Bond Fund.

1. The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2. The Fund may not borrow money, except to the extent permitted by applicable law from time to time.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities. The Fund may make loans, including to affiliated investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. The Fund may not purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Floating Rate Fund, Shiller Enhanced CAPE®, the Flexible Income Fund, and the Low Duration Emerging Markets Fixed Income Fund.

1. The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

3

2. The Fund may borrow money to the extent permitted by applicable law from time to time.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5. The Fund may make loans, including to affiliated investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

6. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. The Fund may not purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Long Duration Total Return Bond Fund, the Strategic Commodity Fund, the Global Bond Fund, the Ultra Short Bond Fund, the Infrastructure Income Fund, Shiller Enhanced International CAPE®, Colony Real Estate and Income Fund and Income Fund.

1. The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2. The Fund may borrow money to the extent permitted by applicable law from time to time.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4(a). The Long Duration Total Return Bond Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

4(b). The Strategic Commodity Fund, Global Bond Fund, Ultra Short Bond Fund, Infrastructure Income Fund, Shiller Enhanced International CAPE® and Income Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

4(c). The Colony Real Estate and Income Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry, except that the Fund will concentrate its investments in real estate-related investments (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

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5. The Fund may make loans, including to affiliated investment companies, except to the extent the Fund is prohibited from doing so by applicable law. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to borrowers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

6. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. The Fund will not purchase real estate directly, but may possess, hold, purchase and/or dispose of it in connection with managing or exercising its rights in respect of its investments. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) acquire (by way of foreclosure or otherwise), hold and/or dispose of real estate that secured, or is otherwise related to, an investment of the Fund. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

For purposes of applying the terms of Total Return Bond Fund’s, Core Fixed Income Fund’s, and Emerging Markets Fixed Income Fund’s fundamental investment policy number 5; Multi-Asset Growth Fund’s, Low Duration Bond Fund’s, Floating Rate Fund’s, Shiller Enhanced CAPE®’s, Flexible Income Fund’s, Low Duration Emerging Markets Fixed Income Fund’s, Long Duration Total Return Bond Fund’s, Strategic Commodity Fund’s, Global Bond Fund’s, Ultra Short Bond Fund’s, Infrastructure Income Fund’s, Shiller Enhanced International CAPE®’s, Colony Real Estate and Income Fund’s and Income Fund’s fundamental policy number 4; and Total Return Bond Fund’s, Core Fixed Income Fund’s, and Emerging Markets Fixed Income Fund’s non-fundamental policy number 4 (see below), the Advisers will, on behalf of each Fund as applicable, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which a Fund invests. As a general matter, the Funds consider an industry to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the Internet (including issuers of securities in which certain of the Funds invest) were initially classified as Internet companies, but over time have evolved into the economic risk profiles of retail companies. Each Adviser will use its reasonable efforts to assign each issuer to the category which it believes is most appropriate. Further, Total Return Bond Fund, Core Fixed Income Fund, Emerging Markets Fixed Income Fund, Multi-Asset Growth Fund, Low Duration Bond Fund, Flexible Income Fund, Low Duration Emerging Markets Fixed Income Fund, Long Duration Total Return Bond Fund, Strategic Commodity Fund, Global Bond Fund, Ultra Short Bond Fund, Infrastructure Income Fund, Shiller Enhanced International CAPE®, Colony Real Estate and Income Fund and Income Fund take the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular industry or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities. Since their inception, Shiller Enhanced CAPE® and Floating Rate Fund have applied their industry concentration restrictions in the same way with respect to mortgage-backed and asset-backed securities as the Funds listed in the previous sentence. The second sentence of Multi-Asset Growth Fund’s fundamental investment policy number 5 does not limit in any way Multi-Asset Growth Fund’s investments in debt obligations, other financial instruments, repurchase agreements, and securities loans of any kind. For purposes of applying the terms of the Total Return Bond Fund’s, the Core Fixed Income Fund’s and the Emerging Markets Fixed Income Fund’s fundamental investment policy 7 above, at the time of the establishment of the restriction, swap contracts were not within the understanding of the term “commodities,” and, for clarity, notwithstanding any federal legislation or regulatory action by the U.S. Commodity Futures Trading Commission (“CFTC”) that subjects swaps to regulation by the CFTC, the Funds are not restricted from investing in or entering into swap contracts by fundamental policy 7. The Strategic Commodity Fund’s fundamental investment policy number 4 above will not limit any purchase by the Fund of any commodity-related instruments. The Colony Real Estate and Income Fund currently considers real estate-related investments to include, among others, securities issued by real estate investment trusts (“REITs”) of any kind, including commercial, residential, industrial, mortgage, and other types of REITs; investments issued by issuers engaged substantially in the ownership, construction, development, financing, management, servicing, sale, and/or leasing of commercial, residential, and/or industrial real estate; and instruments the returns of which are substantially determined by reference to any of the foregoing. The specific investments that the Fund may from time to time consider to qualify as “real estate-related investments” will change over time. For purposes of calculating the Fund’s exposure to real estate-related investments, the Fund may measure the exposure gained through a derivative instrument by reference to the instrument’s notional value.

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For purposes of the Funds’ policies (including the fundamental policies discussed above), any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

Non-Fundamental Investment Policies

The investment restrictions below, which only apply to the Total Return Bond Fund, the Core Fixed Income Fund, and the Emerging Markets Fixed Income Fund (or as otherwise indicated), as well as all other investment policies indicated herein (exclusive of the fundamental policies above) are non-fundamental restrictions, which with respect to a Fund may be changed by vote of a majority of the Board of Trustees at any time.

1. No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities; (b) a Fund may enter into reverse repurchase agreements; (c) a Fund may utilize mortgage-dollar rolls; and (d) the Funds may enter into futures contracts subject to the conditions set forth in paragraph 7 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings pursuant to (a) exceed 5% of the value of a Fund’s total assets, the Fund will not purchase any securities.

2. The Fund may issue senior securities except as prohibited under the 1940 Act.

3. No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of disposing of portfolio securities.

4. No Fund will purchase any securities that would cause 25% or more of the Fund’s net assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund’s purchase of U.S. Government Securities (for purposes of this restriction, (i) loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

The following are not fundamental policies: The Emerging Markets Fixed Income Fund may invest more than 25% of the value of its net assets in debt securities issued or guaranteed by the governments of emerging markets countries, but it will not invest more than 25% of its net assets in fixed income instruments issued or guaranteed by companies, financial institutions and government entities in any one emerging market country. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities.

5. No Fund may purchase or sell real estate, although a Fund may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

6. No Fund will invest in commodities or commodities contracts, except that the Funds may enter into swap transactions and futures contracts or purchase related options thereon. The entry into foreign currency forward contracts and options or interest rate futures contracts shall not be deemed to involve investing in commodities.

7. No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

8. The extent to which each Fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 851(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

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Other Investment Policies

All percentage limitations and requirements (including those set forth in the fundamental policies discussed above) as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with a Fund’s limitation or requirement. Such percentage limitations and requirements do not apply to the asset coverage test set forth in Section 18(f)(1) of the 1940 Act.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person.

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a liquidity risk management program to assess and manage its liquidity risk. Under its program, a Fund classifies its investments into specific liquidity categories and monitors compliance with limits on investments in illiquid investments. Illiquid investments are generally investments that a Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument. Each Fund will not invest more than 15% of its net assets in illiquid investments. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operation, and it will not reduce the liquidity risk inherent in a Fund’s investments.

INVESTMENT STRATEGIES

The Funds’ Prospectus describes each of the respective Fund’s principal investment strategies. The following provides information that supplements the information provided in the Funds’ Prospectus.

Certain strategies and instruments described below may not apply to your Fund. Unless a strategy, instrument or policy described below is specifically prohibited by the investment restrictions listed in your Fund’s Prospectus, under “Investment Restrictions” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the investment practices described below. Except as stated elsewhere in the Funds’ Prospectus or this SAI, to the extent the Funds have reserved the freedom to invest in a type of investment or to utilize a particular investment practice, each Fund may invest in such investment or engage in such investment practice without limit.

Each of the Funds will attempt to achieve its objective by investing in a variety of investments (that may be obligations of domestic or foreign entities), such as but not limited to (as specified in greater detail below), (i) project bonds; (ii) debt obligations issued or guaranteed by governments or governmental agencies (iii) U.S. Government Securities; (iv) corporate debt securities, including bonds, notes and debentures; (v) corporate and asset-backed commercial paper; (vi) mortgage and other asset-backed securities of all kinds, including collateralized mortgage obligations (“CMOs”), Real Estate Mortgage Investment Conduits (“REMICs”) and Re-REMICs (which are REMICs that have been resecuritized); (vii) Enhanced Equipment Trust Certificates (“EETCs”) and Equipment Trust Certificate (“ETCs”) (viii) variable and floating rate debt securities (including inverse floaters and floating rate notes); (ix) subordinated corporate, mortgage, and asset-backed securities; (x) equity securities of any kind; (xi) commodities; (xii) bank certificates of deposit; (xiii) fixed time deposits and bankers’ acceptances; (xiv) money market securities; (xv) repurchase agreements and reverse repurchase agreements; (xvi) hybrid securities; (xvii) obligations of foreign governments or their subdivisions, agencies and instrumentalities or foreign corporate issuers; (xviii) loan participations and assignments; (xix) commercial or residential whole mortgage loans; (xx) derivatives (including but not limited to options, futures contracts, including Treasury futures, swap agreements such as credit default swaps, interest rate swaps, and total and excess return swaps, and currency-related transactions, including forward exchange contracts and futures contracts); (xxi) private placements, including Regulation S and Rule 144A securities; (xxii) futures and options on futures relating to currencies, indexes and other financial factors; (xxiii) loans including, without limitation, bank loans, secured and unsecured senior loans, term loans, mezzanine, second lien, and other subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans, revolving credit facilities, non-performing loans, re-performing loans, and other fixed and floating rate loans (as well as various forms of securitizations of these and other types of loans); (xxiv) distressed and defaulted debt securities; (xxv) mortgage dollar rolls; (xxvi) other mutual funds, including Exchange Traded Funds (“ETFs”), such as SPDRs or iShares; (xxvii) unrated securities; (xxviii) structured notes; (xxix) municipal bonds and securities; (xxx) collateralized debt obligations such as collateralized loan obligations and collateralized bond obligations; (xxxi) perpetual maturity bonds; (xxxii) inflation-indexed bonds; (xxxiii) convertible securities; (xxxiv) preferred securities; (xxxv) payment-in-kind bonds;

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(xxxvi) zero-coupon bonds; (xxxvii) custodial receipts, cash and cash equivalents; (xxxviii) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, and bank time deposits; (xxxix) REITs; (xl) credit-linked notes; (xli) pass-through notes; (xlii) contingent value rights; (xliii) Private Investments in Public Companies (“PIPEs”); (xliv) global depositary notes (“GDNs”); and (xlv) bank capital securities. Each of the Funds generally will invest in some, but generally not all, of these types of investments at any given time, each of which may be denominated in United States Dollars (“USD”) or any other currency worldwide unless prohibited by a Fund’s investment objective and strategies. Depending on a Fund’s principal investment strategies, the amount of a Fund’s assets that may be committed to any of these types of investments (if any) may vary. The above list of investments is not intended to be an exhaustive list of the types of investments in which the Funds may invest.

Strategies and Investments

In attempting to achieve its investment objective, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The investment strategies described below may be pursued directly by the Funds.

Bankruptcy, Workout and Other Restructurings. The Advisers may pursue rights related to investments made on behalf of the Funds and their other clients in certain bankruptcy, restructuring, or other workout proceedings. In some cases, this may involve the Advisers representing clients, including the Funds, on creditor committees or other similar groups, including ad hoc groups, and/or the Advisers may designate a third party to represent the Funds’ interests in such proceedings generally. In such proceedings, the Advisers may cause a Fund to make new investments in a company where the Advisers believe it is in the Fund’s best interest to do so, including through the acquisition of new or additional debt or equity securities or the acquisition or the making of new or additional loans. Such proceedings may also result in a Fund providing or supporting new financing or capital to the existing or a restructured company, including in the form of debtor-in-possession loans, exit financings, a committed credit facility, rights offerings, and/or back-stop agreements related to new financings or securities issuances. Participation by a Fund in such processes may involve the Fund bearing fees and expenses, require the Funds to provide indemnities to involved parties, and expose the Funds to potential liabilities under the federal bankruptcy laws or other applicable laws. The risks associated with participation in such bankruptcy, restructuring, or other workout proceedings, and of investing in distressed issuers, may be more pronounced in foreign jurisdictions in which the laws governing such proceedings, and the formality of such proceedings, may differ significantly from equivalent proceedings in the United States. If the Advisers’ assessment of the eventual recovery value of a security proves incorrect or if the actions taken by an Adviser or its designee prove unsuccessful, a Fund may be required to accept cash or instruments worth less than originally anticipated. In addition, events, including unexpected or unforeseeable events, may occur during bankruptcy, restructuring, or other workout proceedings, which may adversely affect the value of a Fund’s investment and/or its recovery in the proceedings. A Fund could potentially lose more than its original investment to the extent, for example, the Fund makes new or additional investments or indemnifies its agents or other third parties for losses they incur in connection with their representation of the Fund in a bankruptcy, restructuring, or other workout proceeding.

Borrowing and Other Forms of Leverage. Each Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in a Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s holdings. In addition to borrowing money from banks, a Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, entering into reverse repurchase agreements, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery, or forward commitment transactions, or using derivatives such as swaps, futures, forwards, and options.

Custodial Receipts. A Fund may invest in custodial receipts representing interests in securities held by a custodian. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

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Derivatives. Some of the instruments in which a Fund may invest are referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. A Fund may enter into derivatives for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A Fund may use derivatives with the purpose or effect of creating investment leverage. Derivatives may be more volatile, illiquid and/or more difficult to value than other instruments, and each type of derivative instrument may have its own special risks. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in the Prospectus and in this SAI.

A Fund’s use of derivative instruments exposes the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument defaults and/or becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument and/or could be delayed in enforcing contractual remedies and obtaining any recovery in respect of its derivative instruments.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce a Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested. Each Fund or its agents will earmark or segregate liquid assets on its books against such Fund’s derivatives exposures to the extent required by applicable law.

Equity Securities. The Funds may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, although under certain market conditions various fixed-income investments have comparable or greater price volatility. Therefore, the value of an investment in a Fund may at times decrease instead of increase. The Funds’ investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Smaller Company Equity Securities. The Funds may invest in equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies. Companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. To the extent a Fund invests in securities with small market capitalizations, the net asset value (“NAV”) of the Fund may fluctuate more widely than market averages.

Exchange-Traded Funds and other Investment Companies. The Funds may invest in shares of both open- or closed-end investment companies (including money market funds, single country funds, and ETFs of any kind) and trusts, limited partnerships, limited liability companies or other forms of business organizations, including other pooled investment vehicles sponsored, advised, distributed or serviced by, or otherwise affiliated with, an Adviser, related parties of an Adviser or other service providers to a Fund. Investing in another pooled vehicle exposes a Fund to all the risks of that pooled vehicle.

As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations. If a Fund invests in pooled or other investment vehicles sponsored by an Adviser or related parties of an Adviser (“other DoubleLine Funds”), the Adviser will waive its advisory fee in an amount equal to the advisory fees paid to the Adviser or a related party by other DoubleLine Funds in respect of Fund assets so invested. A Fund’s investments in other investment companies may be limited by applicable law. It is possible that, under

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certain circumstances, a Fund may be prevented by applicable law from investing in other investment companies when doing so may otherwise be the most efficient way for the Fund to obtain exposure to a portfolio of debt securities.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “exchange-traded funds” or ETFs). PDRs represent interests in a unit investment trust (“UIT”) holding a portfolio of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified index (Index Fund). Individual investments in PDRs generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. The liquidity of smaller holdings of ETF shares will depend upon the existence of a secondary market.

Disruptions in the markets for the securities held by ETFs or other investment companies purchased or sold by a Fund could result in losses on investments in ETFs or other investment companies. ETFs also carry the risk that the price a Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which a Fund may invest may be leveraged, which would increase the volatility of a Fund’s NAV.

The Floating Rate Fund will not generally invest in other registered investment companies in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

The SEC has proposed regulations that may adversely affect a Fund’s ability to invest in other investment companies, such as another DoubleLine Fund. The proposed regulations, if adopted, could also significantly affect a Fund’s ability to redeem its investments in other investment companies in the manner that they do now, making such investments less attractive. A Fund that accepts investments from other investment companies, such as another DoubleLine Fund, could also be adversely affected if those other investment companies redeem their investments in the Fund as a result of the finalization of the proposed regulations. The final terms of any proposed regulations are not known as of the date of this SAI, but they could cause a Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Fixed-Income Securities. The Funds may invest in fixed-income securities. Fixed-income securities include a broad array of short-, medium-, and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed-income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed-income securities may be fixed, floating, or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Fixed-income securities are subject to, among other risks, credit risk, market risk, and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities may be subject to extension risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-

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related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may be forced to replace the called security with a lower yielding security.

Changes by nationally recognized securities rating organizations (“NRSROs”) in their ratings of any fixed-income security or the issuer of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s NAV.

Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Fund that invests in fixed-income securities. Fluctuations in the value of a Fund’s investments in fixed-income securities will cause the NAV of each class of the Fund to fluctuate also.

Duration is an estimate of how much a bond Fund’s share price will fluctuate in response to a change in interest rates. In general, the value of a fixed-income security with positive duration will generally decline if interest rates increase, whereas the value of a security with negative duration will generally decline if interest rates decrease. If interest rates rise by one percentage point, the share price of a Fund representing a portfolio of debt securities with an average duration of five years would be expected to decline by approximately 5%. If rates decrease by a percentage point, the share price of the Fund representing a portfolio of debt securities with an average duration of five years would be expected to rise by approximately 5%. The greater the duration of a bond (whether positive or negative), the greater its percentage price volatility due to changes in interest rates. Only a pure discount bond – that is, one with no coupon or sinking-fund payments – has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

Each Fund may invest in variable- or floating-rate securities that bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. Variable- and floating-rate securities may include, without limitations, floating rate notes issued by the U.S. Treasury, catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. The value of a Fund’s investment in certain of these securities may depend on a Fund’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from a Fund at par or make payment on short notice to a Fund of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

Each Fund may invest in commercial paper, which is a short-term debt obligation that is usually issued by banks, corporations, and other borrowers and often sold on a discount basis in order to finance their current operations. Commercial paper is typically bought by investors to earn returns on a short-term basis, and it is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. These instruments are generally unsecured, which increases the credit risk associated with this type of investment.

Commercial paper purchasable by a Fund may include “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as a Fund through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thereby providing liquidity. Section 4(a)(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the Securities Act. Section 4(a)(2) paper normally is resold to other institutional investors like a Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(a)(2) paper. As a result it is subject to liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market, and the risk that it may be sold only after considerable expense and delay, if at

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all. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(a)(2) paper securities.

A Fund also may purchase asset-backed commercial paper, which includes debt obligations issued in reliance on an exemption from registration available in Section 3(a)(3) of the Securities Act. Asset-backed commercial paper issued pursuant to Section 3(a)(3) must not have a maturity exceeding nine months. Asset-backed commercial paper is subject to similar liquidity risks associated with Section 4(a)(2) paper described in the paragraph above.

Generally, the Advisers use the terms debt security, debt obligation, bond, fixed-income instrument and fixed-income security interchangeably. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. These terms are interpreted broadly to include any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed-income instruments are developed, the Advisers may invest in those opportunities for a Fund as well.

Contingent Value Rights. A Fund may invest in contingent value rights (“CVRs”). A CVR gives its holder the right to receive an amount, which may be fixed or determined by a formula, in the event that a specified corporate action or other business event or trigger occurs (or fails to occur) during the term of the CVR. CVRs are often awarded to shareholders as a result of a corporate acquisition or restructuring. For example, shareholders of an acquired company may receive CVRs that enable them to receive additional shares of the acquiring company upon certain trigger events such as a specified drop in the acquiring company’s share price. Risks associated with investments in CVRs are generally similar to risks associated with the use of options, such as the risk that the trigger event does not occur prior to the CVR’s expiration, causing it to expire with no value. CVRs also may be subject to risks associated with unregistered securities as well as illiquidity risk, counterparty risk, and credit risk. In addition, CVRs may be subject to valuation risk because they may be valued based on the likelihood of the occurrence of a trigger event, which may require subjective modeling and judgment.

Futures Contracts. A Fund may purchase and sell (write) futures contracts, including interest rate futures and security index futures contracts, futures contracts on commodities or commodity-related derivatives, Treasury futures, currency and currency index futures contracts, provided that, with respect to futures on security indices and currencies, the securities and currencies underlying the futures contract are eligible for purchase by the Fund (each a “futures contract”).

Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in that index, and the index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be established or closed out only on the exchange or board of trade on which such futures contract is listed.

Treasury futures are futures contracts that track the prices of specific U.S. Treasury securities.

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A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If an increase in interest rates is anticipated and, concomitantly, the price of certain of a Fund’s portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

In order to hedge its investments successfully using futures contracts, a Fund must invest in futures contracts with respect to securities, indexes or sub-indexes the movements of which will, in an Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

There are special risks associated with entering into futures contracts. The skills needed to use futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that a Fund will be able to enter into closing transactions.

The Funds may enter into futures contracts on other underlying assets or indexes, including physical commodities and indexes of physical commodities.

At any time prior to expiration of a futures contract, a Fund may seek to close the position by taking an opposite position which would typically operate to terminate a Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to a Fund and a Fund realizes a loss or gain.

Margin Payments. When a Fund purchases or sells (writes) a futures contract, it is required to deposit with its broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as initial margin. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Subsequent payments to and from the broker occur on a daily basis in a process known as marking to market. These payments are called variation margin and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, that Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, a Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

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When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Futures Contracts. Each Fund may purchase and sell/write call and put options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Investments in futures contracts involve risks and may result in losses in excess of the amount invested in the futures contracts. See “Futures Contracts and Options on Futures” under “Risk Considerations” in this SAI as well as the following description of risks.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the futures contracts can be terminated. In such circumstances, if there is an increase in the price of the portfolio securities, such increase may partially or completely offset losses on the futures contracts.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security is used to hedge a different security, or when a futures contract in one currency is used to hedge a security denominated in another currency.

Successful use of futures contracts and options by a Fund for hedging purposes is dependent upon correctly predicting movements in the direction of the market. Forecasting market movements is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. A Fund may also purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If a Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets

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in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on futures contracts is influenced by the market for futures contracts. An increase in the market value of a futures contract on which a Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if the Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

Funds that invest in futures contracts may be subject to risks related to rolling. When investing in futures contracts, a Fund may seek to “roll” its futures positions rather than hold them through expiration. In some circumstances, the prices of futures contracts with near-term expirations are lower than the prices of similar futures contracts with longer-term expirations, resulting in a cost to “roll” the futures contracts. The actual realization of a potential roll cost will depend on the difference in prices of futures contracts with near- and longer-term expirations, and the rolling of futures positions may result in losses to a Fund.

DoubleLine Capital has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to CFTC Regulation 4.5 (the “exclusion”) with respect to the Funds other than the Strategic Commodity Fund and the Colony Real Estate and Income Fund (the “Exempt Funds”). Accordingly, the Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. In order for the Adviser to continue to qualify for the exclusion, the Exempt Funds must be operated in a manner that may adversely affect the Adviser’s ability to manage the Funds under certain market conditions and may adversely affect the Funds’ total returns. In the event the Adviser becomes unable to rely on the exclusion with respect to a Fund and is required to register with the CFTC as a commodity pool operator with respect to such Fund, the relevant Fund’s expenses may increase and the relevant Funds may be adversely affected. The Exempt Funds may be limited in their ability to use futures and options on futures and to engage in certain swaps transactions during any period where the Adviser is not registered as a commodity pool operator. Such limitations are not expected to affect the normal operations of the Exempt Funds.

DoubleLine Alternatives is registered as a “commodity pool operator” under the CEA with respect to each of the Strategic Commodity Fund and the Colony Real Estate and Income Fund. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Strategic Commodity Fund and the Colony Real Estate and Income Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting a Fund’s total return.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or are proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which a Fund invests. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In connection with the purchase or sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either

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owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract.

Guaranteed Investment Contracts (Funding Agreements). Guaranteed investment contracts, or funding agreements, are short-term, privately placed debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. In general, guaranteed investment contracts are not assignable.

High Yield Securities (“Junk Bonds”). Corporate bonds and certain other fixed income instruments (for purposes of this discussion, all such instruments are herein referred to as “securities”) rated below investment grade, or such instruments that are unrated and are determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” A security may be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ by S&P Global Ratings (“S&P”), or lower, or the equivalent by any other nationally recognized statistical rating organization. See Appendix A for a description of these ratings.

For purposes of applying any limitations on a Fund’s investments in such bonds, when an investment is rated by more than one NRSRO, the Adviser will utilize the highest credit rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of a Fund’s assets in securities rated investment grade) except where a Fund has a policy to invest a certain minimum percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest credit rating that applies to that investment.

While offering a greater potential opportunity for capital appreciation and higher yields compared to higher-rated fixed income securities, high yield investments typically entail greater potential price volatility and may be less liquid than higher-rated securities. Junk bonds and high yield investments may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s, S&P, or any other NRSRO does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect a Fund’s NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

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Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when the Fund’s Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, a Fund’s intention to qualify as a regulated investment company (“RIC”) under the Code, may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Unrated Securities. Subject to its investment policies, each Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s creditworthiness. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Fund’s Adviser’s analysis than if the Fund invested exclusively in higher-quality and rated securities. Some or all of the unrated instruments in which a Fund may invest may involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.

Money Market Instruments. All Funds may invest in money market instruments. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

Bank Obligations. Obligations including certificates of deposit, fixed time deposits and bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad).

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance).

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Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of a Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper. Each Fund may purchase commercial paper rated within the highest ratings categories by S&P or Moody’s or the equivalent by any other NRSRO or, if not rated, the security is determined by the Fund’s Adviser to be of comparable quality (see “—Fixed Income Securities” above for more information regarding commercial paper).

Money Market Mutual Funds. Shares of United States money market investment companies. Money market mutual funds in which a Fund may invest are subject to Rule 2a-7 of the 1940 Act, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. Money market funds are not designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.

Other Short-Term Obligations. Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s or the equivalent by any other NRSRO.

Options. The Funds may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions (“OTC Options”).

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Funds. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund may lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom. See “Counterparty Risk” in this SAI. It is the position of the SEC that OTC Options are generally illiquid.

Purchasing Call and Put Options. Each Fund may purchase a call option in order to close out a covered call position (see “Covered Call Writing” below), to protect against an increase in price of a security it anticipates purchasing. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

Each Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, a Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Covered Call Writing. Each Fund is permitted to write covered call options on securities. Generally, a call option is covered if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security subject to the option, or otherwise segregates sufficient cash or U.S. Government securities or other liquid securities to cover the outstanding position. A call option is also covered if a Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written.

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The writer of an option receives from the purchaser, in return for a call it has written, a premium (i.e., the price of the option). Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by a Fund if the securities underlying the option are ultimately sold by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

With respect to listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once a Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit or loss on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

Covered Put Writing. Each Fund is permitted to write covered put options on securities. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option’s exercise price at any time during the option period at the purchaser’s election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is covered if, at all times during the option period, a Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by a Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which a Fund holds in a segregated account. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, a Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Options on Foreign Currencies. Each Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, a Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby locking in the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such

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securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each Fund may also purchase call and put options to close out written option positions. As with securities, these options may be covered. Each Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, a Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. Each Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by a Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. Each Fund may also write options to close out long put and call option positions.

A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a hedged investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the CFTC and the SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes. These changes are expected to reduce counterparty risk as compared to bilaterally negotiated contracts.

Options on Futures Contracts. Each Fund may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

The Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund’s portfolio.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan

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association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements that have more than seven days remaining to maturity will be considered illiquid for purposes of the restriction on each Fund’s investment in illiquid and restricted securities.

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the security that it sold.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases substantially similar securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by Ginnie Mae, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to retain any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Securities Loans. Each Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 331/3% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, marked-to-market daily. The borrower pays to a Fund an amount equal to any dividends or interest received on securities lent. A Fund may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the borrower. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the Fund from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on

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any matters materially affecting the investment. Each Fund may also call such loans in order to sell the securities. A Fund may pay fees in connection with arranging loans of its portfolio securities.

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, a Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. A Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters which DoubleLine believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, a Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by a Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. It is possible that a Fund will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of a Fund, not the borrower.

Swap Agreements. Each Fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. An example of one type of swap involves the exchange by a Fund with another party of their respective commitments to pay or receive cash flows, for example, an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

Many over-the-counter derivatives are complex and their valuation often requires entering into swap transactions, which exposes a Fund to Liquidity Risk and Counterparty Risk as described in the Prospectus and this SAI. Many swaps are complex and their valuation often requires subjective modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when a Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of a Fund’s NAV. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

Each Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in a Fund’s use of over-the-counter (non-exchange traded) options.

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Credit Default Swaps. A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

A Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Credit default swaps are generally subject to the same risks involved in a Fund’s use of swap transactions but also involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market.

There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally. The market for credit default swaps has at times become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. There can be no assurance that a Fund will be able to exit a credit default swap position effectively when it seeks to do so.

Total and Excess Return Swaps. Each Fund may also enter into total and excess return swap agreements, which are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security or commodity, basket of securities or commodities, or securities or commodities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total and excess return swap agreements may be used to obtain exposure to a security, commodity, or market without owning or taking physical custody of such security or commodity or investing directly in such market.

Total and excess return swap agreements are generally subject to the same risks involved in a Fund’s use of swap transactions and in some cases, may effectively add leverage to a Fund’s portfolio. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. A Fund may enter into total and excess return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may

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be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total or excess return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund. If the total or excess return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total or excess return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total or excess return swap agreement.

When, As and If Issued Securities. A Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of a Fund until the Fund’s Adviser determines that issuance of the security is probable. A Fund may purchase securities on such basis without limit. The purchase of securities on a “when, as and if issued” basis may create investment leverage and increase the volatility of the Fund’s NAV. A Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

When-Issued and Delayed Delivery Securities and Forward Commitments. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes many of the benefits and risks of ownership of the security, including the risk of price and yield fluctuations, but does not take delivery of the security until a date substantially after the date the transaction is entered into. Because the Fund is not required to pay for the security until the delivery date, these transactions may create investment leverage. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. Finalized rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) would impose mandatory margin requirements for certain types of when-issued, delayed delivery, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and, if those rules are implemented, mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Mortgage-backed and Asset-backed Securities. Mortgage-backed securities, including CMOs and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Funds may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During

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periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities, which may result in a Fund having to reinvest proceeds in other investments with a lower interest rate. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities, which may lock in a below-market interest rate and reduce the value of the security. If the life of a mortgage-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. A Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae (formally known as Federal National Mortgage Association) and Freddie Mac (formally known as Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae (also known as “Fannie Maes”) are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Freddie Mac Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. A Fund may also invest in bonds, including unguaranteed mezzanine bonds and subordinate bonds, securitized through Freddie Mac’s “K-Deal” program, which securitizes mortgage loans backed by multi-family apartment properties. Such bonds are also not backed by the full faith and credit of the U.S. Government.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways.

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Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only (“IO”) class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Principal only (“POs”) tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The mortgage loans backing the mortgage-backed securities in which a Fund may invest may include re-performing loans (“RPLs”), non-performing loans and non-qualified mortgage (“Non-QM”) loans. RPLs are loans that have previously been delinquent but are current at the time they are securitized. Fannie Mae and Freddie Mac, among others, securitize RPLs. For example, in Fannie Mae’s case, the RPLs securitized are single-family, fixed rate re-performing loans that generally were previously placed in a mortgage-backed security trust with certificates guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e., performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future. Non-performing loans are mortgage loans where the borrower is in default or is or has been delinquent, for a potentially significant period of time, as to the payment of interest and/or principal. Non-QM loans do not comply with the rules of the Consumer Financial Protection Bureau (the “CFPB”) relating to qualified mortgages (“QM”). To qualify as a QM loan under the CFPB’s rules, the loan must meet certain requirements, such as a borrower debt-to-income ratio, being fully-amortizing, and limits on loan fees. Non-QM loans do not comply with at least one of these requirements.

In addition to investing in mortgage-backed securities that are backed by mortgage loans themselves, a Fund may invest in securities that are backed by mortgage servicing rights (“MSRs”), including normal MSRs and excess MSRs. Normal MSRs refer to the contractual right to cash flows payable to the mortgage servicer of a pool of mortgage loans for their ongoing administrative duties to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities. Excess MSRs are the rights to any amount of cash flows in excess of normal MSRs.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage (though certain asset-backed securities, such as ETCs and EETCs, may be structured such that there is a security interest in the underlying asset), asset-backed securities may present certain additional risks that are not commonly present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Similarly, ETCs and EETCs are often secured by different types of equipment (see “—Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs)”).

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Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would likely affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Funds may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Funds and could cause a Fund’s NAV to decline, potentially significantly. Significant uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. See “—Collateralized Debt Obligations” below.

Consistent with a Fund’s investment objective and policies, the Adviser may also cause a Fund to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs). ETCs and EETCs are types of asset-backed securities that generally represent undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. EETCs are similar to ETCs, except that the securities have been divided into two or more classes, each with different payment priorities and asset claims (see “—Collateralized Debt Obligations Risk” below for information regarding how different classes or tranches of interests issued by an issuer can affect the risks of an investment in EETCs). ETCs and EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation firms. The assets of ETCs and EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which may in turn serve as collateral for the related issue of the ETCs or EETCs, and the title to such equipment is held in trust for the holders of the issue. The equipment generally is leased from the specially-created trust by the airline, railroad or other firm, which makes rental or lease payments to the specially-created trust to provide cash flow for payments to ETC and EETC holders. Holders of ETCs and EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the ETCs or EETCs.

ETCs and EETCs are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue. ETCs and EETCs are generally regarded as obligations of the company that is leasing the equipment and may be shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principles. The lessee company, however, does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee may terminate the lease. If another lessee is not available, then payments on the certificates would cease until another lessee is available.

Pass-Through Notes. A Fund may invest in pass-through notes, which are a type of pass-through obligation of the operator of a marketplace lending platform. The operator of a marketplace lending platform may purchase loan(s) from a funding bank at par using the funds of multiple lenders on deposit in a segregated deposit account held by the operator, and then issue to each such lender at par a pass-through note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees). Pass-through notes are not direct obligations of the borrowers under the underlying marketplace loans originated by such platforms. As such, holders of certain pass-through notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its pass-through notes even if the borrowers of the underlying marketplace loans timely make all payments due from them. In addition, pass-through notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the

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borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.

There may be a delay between the time a Fund commits to purchase a pass-through note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in any other instruments. Because the funds committed to an investment in pass-through notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk of loss should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Funds invest. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Funds may invest in CDOs (including CLOs and CBOs) and other structured products (see “Structured Products and Structured Notes Risk”) sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and a Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a REMIC. REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying

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assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “Stripped Mortgage Securities” below. A Fund’s investment in CMOs may include investment in Z Bonds. Interest on a Z Bond is accrued and added to principal and a like amount is paid as principal on the other tranches of the CMO currently being paid off. When the other tranches of the CMO are paid in full, interest and principal on the Z Bond begin to be paid currently; as a result, Z Bonds typically have a longer average life relative to other tranches of the CMO.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. See “—Collateralized Debt Obligations” above for a discussion on investments in structured products with multiple tranches.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Credit Risk Transfer Securities Risk. Credit risk transfer securities are fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities (“GSEs”). Typically, such securities are issued at par and have stated final maturities. The securities are structured so that: (i) interest is paid directly by the issuing GSE, and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE (“reference obligations”). The performance of the securities will be directly affected by the selection of the reference obligations by the GSE. Such securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the reference obligations and the yield to maturity will be directly related to, among other things, the amount and timing of certain defined credit events on the reference obligations, any prepayments by borrowers and any removals of a reference obligation from the pool.

Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the GSE and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a GSE fails to pay principal or

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interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured creditors in such a scenario. Each Fund may also invest in credit risk transfer securities that are issued by private entities, such as banks or other financial institutions. Such securities are subject to risks similar to those associated with credit risk transfer securities issued by GSEs, though they may be less credit worthy than a GSE.

The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities subject to a guarantee or the credit support of Fannie Mae, Freddie Mac, or other GSEs because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors in credit risk transfer securities. As a result, the risk of loss is substantially greater with credit risk transfer securities.

Government Mortgage Pass-Through Securities. A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the U.S. Government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such

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obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Fannie Mae and Freddie Mac may be dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses. Fannie Mae and Freddie Mac also receive substantial support from the Federal Reserve, which may cease at any time. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective businesses structures will be during or following the conservatorship.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market. See “Credit and Market Risks of Mortgage-Backed Securities” below for more information regarding the conservatorship and related risks.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

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Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of uniform mortgage-backed securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019, Fannie Mae and Freddie Mac began issuing UMBS in place of their offerings of “to be announced”- eligible mortgage-backed securities. The long-term effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Long-term, continued operation in government-run conservatorships is not sustainable for Fannie Mae or Freddie Mac. Each of Fannie Mae and Freddie Mac has a small capital reserve, is operating on a remaining, finite financial commitment from taxpayers, and cannot rebuild capital under the terms of support from Treasury. As of the date of this SAI, there have been ongoing discussions regarding the operation of Fannie Mae and Freddie Mac; there can be no assurance as to the outcome of these discussions, nor any prediction about the resulting impact on the U.S. housing or financial markets.

Inverse Floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. Brokers typically create inverse floaters by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The returns on the inverse floaters may be leveraged, increasing substantially their volatility and interest rate sensitivity. The rate at which interest is paid by the trust on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee.

Loans, Assignments, and Participations. A Fund may make loans, and may acquire or invest in loans made by others. A Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, a Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower, by means of an assignment or a participation. In an assignment, a Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, a Fund may purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of a participation, the value of a Fund’s loan investment will depend at least in part on the credit standing of the assigning or participating institution. The loans in which a Fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. A Fund also may gain exposure to loans and related investments through the use of total and excess return swaps and/or other derivative instruments and through private funds and other pooled investment vehicles, including some which may be sponsored or advised by the Fund’s Adviser or its related parties (see “Derivatives”).

Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, which may include the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by a Fund to receive scheduled interest or principal payments on a loan

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would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which a Fund will invest, however, the Fund’s Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which a Fund may invest may not be rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan may depend heavily on the Fund’s Adviser’s or the original lending institution’s credit analysis of the borrower.

Some of the loans in which a Fund may invest or to which a Fund may gain exposure through its investments in CDOs, CLOs or other types of structured securities may be covenant-lite loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. Covenant-lite loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a company from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what an Adviser believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means a Fund may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of a Fund’s investments by reference to, among other things, market conditions and contractual provisions. Assignments and participations are generally not registered under the Securities Act, and thus investments in them may be limited by the Funds’ limitations on investment in illiquid securities.

Investments in loans through a direct loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-owner. Lender liability may be founded upon the premise that an institutional lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have engaged in unfair, inequitable, or fraudulent conduct.

From time to time, loans or assignment or participation interests therein acquired by a Fund, or to which the Fund may have direct or indirect investment exposure, will at the time of their acquisition be, or may become after acquisition, non-performing for a wide variety of reasons. Non-performing loans include mortgages where the borrower is in default or is or has been delinquent as to the payment of interest and/or principal, including, potentially, for a significant period of time. Such non-performing loans could require a substantial amount of workout negotiations and/or restructuring, which could entail, among other things, a substantial reduction in the interest rate and a substantial write down of the principal of such loans. Even if a restructuring were successfully accomplished, a risk exists that upon maturity of such a loan, replacement “takeout” financing will not be available.

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Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, purchasers of such instruments may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.

It is the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, a Fund should treat both the lending bank or other lending institution and the borrower as “issuers.” If and to the extent a Fund treats a financial intermediary as an issuer of indebtedness, a Fund may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total and excess return swaps, may involve greater risks than if a Fund had invested in the loan interest directly during a primary distribution or through assignments of, or participations in, a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

In managing the Funds, the Advisers may seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of floating rate loans or other investments being considered for acquisition by a Fund or held in a Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of the Advisers’ clients, including, potentially, the Funds, from trading in securities they hold or in which they may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when the Advisers decline to receive Confidential Information from these issuers, a Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments, and the Fund may not take advantage of investment opportunities that it otherwise might have if it had received such Confidential Information. Further, in situations when a Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, the Advisers’ ability to assess such consents, waivers and amendments may be compromised. In certain circumstances, the Advisers may determine to receive Confidential Information, including on behalf of clients other than the Funds. Receipt of Confidential Information by the Advisers could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time. In certain situations, the Advisers may create information walls around persons having access to the Confidential Information to limit the restrictions on others at the Advisers. Those measures could impair the ability of those persons to assist in managing a Fund. Also, certain issuers of senior floating rate loans, other bank loans and related investments may not have any publicly traded securities (“Private Issuers”) and may offer private information pursuant to confidentiality agreements or similar arrangements. A Fund’s Adviser may access such private information, while recognizing that the receipt of that information could potentially limit the Fund’s ability to trade in certain securities if the Private Issuer later issues publicly traded securities. If a Fund’s Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to sell certain investments held by the Fund.

An Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by a Fund. For example, an affiliate may hold securities in an entity that are senior or junior to the securities held by a Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate might recover all or part of its investment while the Fund might not. Conflicts also will arise in cases where a Fund and affiliates invest in different parts of an issuer’s capital structure, including circumstances in which one or more affiliates may own private securities or obligations of an issuer and the Fund may own public securities of the same issuer. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which a Fund has an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, an Adviser may find that its own interests, the interests of an affiliate, and/or the interests of a Fund could conflict. An Adviser may seek to avoid such conflicts, and, as a result, the Adviser may choose not to make such investments on behalf of a Fund. Those foregone investment opportunities may adversely affect a Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Lending Fees. In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment

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penalty fees. When a Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a loan may be required to comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the loan with a certain portion of excess cash flow. Excess cash flow is generally defined as net income after scheduled debt service payments, taxes paid in cash and permitted capital expenditures but before depreciation and amortization among other adjustments. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the participant to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant.

Some or all of the loans in which a Fund may invest or to which a Fund may obtain exposure may contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans). Please see “Loan Risk —Restrictive Loan Covenants” below for more information.

Administration of Loans. In certain loans, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of loans of any failures of compliance. In certain loans such as asset-backed loans, the Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loans for which the Agent does not perform such administrative and enforcement functions, the Advisers will perform such tasks on behalf of the Funds, although a collateral bank will typically hold any collateral on behalf of the Funds and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy or insolvency proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of loans. However, if assets held by the Agent for the benefit of a Fund were determined to be subject to the claims of the Agent’s general creditors, a Fund might incur certain costs and delays in realizing payment on a loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments. Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the loan from free cash flow, as defined above. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. However, the Fund may, but will not necessarily, receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new loan with the proceeds from the prepayment of the former.

Bridge Financings. Loans may be designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Loans may also be

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obligations of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness or its willingness or ability to repay the bridge loan.

Senior Loans. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Senior Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and, if below investment grade quality, are often secured with collateral.

From time to time, the Advisers and their related parties may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from a Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by a Fund.

To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, a Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

If a borrower becomes involved in bankruptcy proceedings, a court under certain circumstances potentially could invalidate a Fund’s security interest in any loan collateral or subordinate a Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive “reasonably equivalent value” for granting the security interest in the loan collateral to a Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in any loan collateral. If a Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

Delayed Funding Loans and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which the Fund needs to sell other assets to raise cash to satisfy its obligor).

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities but are issued by domestic and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities

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typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Loan Pool Investments. A Fund may invest in pools of loans through a trust or other entity that issues interests in the loans, some of which may be senior to others. Alternatively, a Fund may invest directly in a pool of loans, itself or with other clients of the Advisers or their related parties. A Fund’s direct investments in pools of loans present risks that may differ from a Fund’s investments in mortgage and other asset-backed securities. For example, if it were to invest directly in such pools, a Fund would share in all losses incurred on the loans in the pool. However, if a Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with a Fund’s purchase of certain loan portfolios, a Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services a Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analysis provided by these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such loans and, potentially, a Fund’s performance.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities issued by Federal Agencies generally will be treated by the Funds as liquid securities under procedures adopted by the Funds and approved by the Funds’ Board of Trustees (the “Board” or the “Trustees”).

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Privacy and Data Security Laws. U.S. Federal Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to

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disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of foreign jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination.

Privacy rules adopted by the U.S. Federal Trade Commission implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain personal information of consumers securely and dispose of it properly.

Service providers to the Funds, including the Funds’ investment adviser and custodian, and, potentially, a Fund may obtain, hold or process such information in connection with providing services to the Fund. The Funds cannot guarantee the security or confidentiality of that data and cannot guarantee that service providers have been and will continue to comply with GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject a Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. A Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.

Yankee Dollar Obligations, Eurobonds, Global Bonds. Certain debt securities purchased by the Funds may take the forms of Yankee dollar obligations, Eurobonds or global bonds. Yankee dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike Eurobonds, global bonds can be issued in the local currency of the country of issuance.

Foreign Currency Transactions. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. While foreign currency transactions may be available, the cost of these transactions may be prohibitively expensive so that a Fund may not be able to use them effectively.

Each Fund may engage in both transaction hedging and position hedging. When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Each Fund may engage in transaction hedging when it desires to lock in the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Each Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. Each Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, each Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. Each Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of an Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

The Funds may engage in foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an

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increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. Each Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Each Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling futures contracts on foreign currencies and options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political, social, and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund’s dividends, interest, net realized capital gains, sales proceeds or investments denominated in foreign currency will decline, including to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest, net realized capital gains or sales proceeds or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

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At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are listed on several exchanges. Such options will be purchased or written only when an Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants,

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thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Investments and Related Risks. A Fund may invest in securities issued by a foreign issuer or by an issuer with significant revenue or other exposure to foreign markets. There may be less information publicly available about a foreign market, issuer, or security than about U.S. markets or a U.S. issuer or security, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and a Fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of a Fund’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase a Fund’s liquidity risk and require the Fund to employ alternative methods (e.g., through borrowings) to satisfy redemption requests during periods of large redemption activity in Fund shares.

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In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Foreign issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit a Fund’s ability to buy, sell, receive or deliver the securities.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company. Certain countries may also limit investment by foreign persons to only a specific class of securities that may have less advantageous terms, and such securities may be less liquid than other classes of securities of an issuer.

To the extent a Fund invests a significant portion of its assets in a specific geographic region, countries or group of countries, the Fund will have greater exposure to risks associated with such region, country or group of countries. See “Risk Considerations – Focused Investment Risk” in this SAI.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as emerging markets. For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes.

There may also be limited counterparties available in developing markets, which may increase a Fund’s credit risks. Foreign government regulations may restrict potential counterparties to certain financial institutions that are located in or operating in a particular country. Such counterparties may not possess creditworthiness standards, financial reporting standards, and legal protections similar to counterparties located in developed markets, which can increase the risk associated with a Fund’s investments in such markets.

The values of foreign securities may be adversely affected by changes in currency exchange rates. This may be because the foreign securities are denominated and/or traded in a foreign currency or because the assets or revenues of an issuer are denominated in a currency different from the issuer’s debt or other obligations. For example, the credit quality of issuers who have outstanding debt denominated in the U.S. dollar, and the values of their debt obligations, may be adversely affected if the value of the U.S. dollar strengthens relative to the value of the currency in which the issuer’s assets or revenues are denominated. In addition, each Fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a Fund’s income has been earned and translated into U.S. dollars (but before payment), a Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries and the values of a Fund’s investments in those markets. A foreign government may seek to devalue its currency if it has issued debt in its local currency because any such devaluation reduces the burden on it of repaying its debt obligations. Any devaluation of a currency in which a Fund’s portfolio holdings are denominated will reduce the value of and return on the investment to the Fund when translated into U.S. dollars.

Continuing uncertainty as to the status of the Euro and the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial

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markets generally. Any partial or complete dissolution of the European Union (the “EU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In January 2020, the United Kingdom withdrew from the EU. The withdrawal agreement between the United Kingdom and the EU includes certain transitional provisions that have the effect of preserving the application of EU law in the United Kingdom until December 31, 2020 (or such other later date as may be agreed). Significant uncertainty remains in the market regarding the ramifications of these developments, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The markets may be further disrupted at various times given the uncertainty surrounding the country’s trade, financial, and other arrangements.

If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency, possibly resulting in the value of those investments declining significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Funds may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

The currencies of certain emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other hybrid forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities. In addition to investment risks associated with the underlying issuer, ADRs, EDRs, and GDRs (together, “Depositary Receipts”) expose the Funds to additional risks associated with the non-uniform terms that apply to Depositary Receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for Depositary Receipts. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored Depositary Receipt. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Foreign securities and emerging markets securities include Global Depositary Notes (“GDNs”). A GDN is a debt instrument created by a bank that evidences ownership of local currency-denominated debt securities. GDNs reflect the terms of particular local currency-denominated bonds. GDNs trade, settle, and pay interest and principal in U.S. dollars but typically are restricted securities that do not trade on an exchange. Any distributions paid to the holders of GDNs are

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usually subject to a fee charged by the depositary bank. In addition to the risks associated with foreign investments, the Funds’ investments in GDNs are subject to the risks associated with the underlying local currency-denominated bond and derivative instruments including credit risk, default risk, counterparty risk, interest rate risk, leverage risk, liquidity risk, and reliance on the adviser risk. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. If a Fund invests in securities issued by foreign issuers, the Fund may be subject to the risks described above even if the Fund’s investment is denominated in United States dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit a Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for a Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Forward Commitments and Dollar Rolls. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if a Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if a Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Fund’s Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

A Fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. A Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

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The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.

Recently finalized FINRA rules include mandatory margin requirements for the TBA market that would require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. If those rules are implemented, the required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Hybrid Securities. A Fund may acquire hybrid securities. A third party or Adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is derived from the values of its income-producing component and its equity component.

A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all debt securities.

Sovereign Debt Obligations. A Fund may invest in sovereign debt, including of emerging market countries. Investors should be aware that certain sovereign debt instruments in which the Funds may invest may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s, S&P or Fitch.

Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward principal international lenders such as the International Monetary Fund, and the political and social constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding through which holders of sovereign debt (including a Fund) may attempt to collect all or a portion of their investment upon a default, which could result in significant losses to the Funds.

A Fund may invest in Brady Bonds, sovereign debt securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Investments in Brady Bonds involve various risks associated with

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investing in sovereign debt securities and may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to lose interest or principal on holdings consisting of Brady Bonds.

A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of that Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a RIC for federal tax purposes. See “Distributions and Taxes” below.

Some of the countries in which a Fund may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future where holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of foreign governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social, economic and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Funds’ investments. The countries issuing such instruments may be faced with social and political issues and some of them have experienced high rates of inflation and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations and/or the values of its obligations may decline significantly. If an event of default occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws designed to protect and enforce the rights of creditors may not apply to issuers of sovereign debt obligations in many jurisdictions may be substantially different from those applicable to issuers of private debt obligations, and/or may be ineffective in enforcing the Funds’ rights or effecting a recovery on the Funds’ investments. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Funds’ NAVs, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Commodities. A Fund may invest directly or indirectly in commodities (such as precious metals, industrial metals, natural gas or other energy commodities, and agriculture and livestock). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative activity of other investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation or other confiscation, economic or other sanctions, international regulatory, political, and economic developments (for example, regime changes, trade disputes, wars and changes in economic activity levels), and developments affecting a particular sector, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes,

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competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs and international economic, political and regulatory developments. The DoubleLine Strategic Commodity Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors. Certain commodities may also originate from or be produced in countries or regions that are experiencing or may experience social and political unrest and may be subject to risks associated with economic, social or political developments in those countries or regions.

A Fund may also use commodity-related derivatives such as commodity-linked swaps, commodity index-linked structured notes and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. These swaps expose the Fund economically to movements in commodity prices. A Fund may also invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. Structured notes may be structured by the issuer or the purchaser of the note. Structured notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. A Fund may also take long and/or short positions in commodities by investing in other investment companies, ETFs or other pooled investment vehicles, such as commodity pools. Certain of these other investment vehicles may seek to provide exposure to commodities without actually owning physical commodities, and may therefore produce different results than they would through ownership of the commodities.

A Fund may hold positions in commodity futures contracts. Commodity futures contracts are agreements between two parties in which one party agrees to buy an asset from another party at a later date at a price and quantity that is agreed upon at the time the contract is made. Commodity futures contracts are generally traded on futures exchanges. Transactions in commodity futures that are traded on futures exchanges occur through a clearing corporation that processes trades, offers a secondary market for futures trading, and offers trading of futures contracts with standardized contract expiration dates and contract sizes. Commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. Upon entering a futures transaction, the purchaser is typically required to deposit an initial margin payment to a futures commission merchant. Futures clearinghouses typically mark every futures contract to market at the end of each trading day. If the Fund’s futures positions have declined in value, the Fund may be required to post additional margin when its futures contracts are marked-to-market. Prior to the expiration of a futures contract, the Fund may elect to close out its position, at which time a final determination of variation margin is made. At that time, the Fund then realizes any loss or gain on the futures transaction.

The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. The requirements for qualification as a RIC can limit the manner in or extent to which a Fund may enter into certain commodity-related derivatives, such as commodities futures contracts discussed above, and such derivatives may adversely affect the Fund’s ability to qualify as a RIC. See “Distributions and Taxes” below.

Tender Option Bonds. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by a Fund. The TOB Floater is generally issued to investors (typically a money market fund) and the TOB Residual is generally issued to other investors, including, potentially, a Fund, that may have sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other DoubleLine-managed accounts may also contribute

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municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple DoubleLine-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund may provide the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the issuer of the municipal bond, a substantial downgrade in credit quality of the municipal bond (or issuer thereof), or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., a Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Fund) to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts and agreed on a new tender option bond structure in which a Fund may hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund as the TOB residual holders.

Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed with the Liquidity Provider.

Convertible Securities. A Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities may entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

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The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when to do so is not in the best interests of the shareholders.

The Funds also may invest in “synthetic” convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities or instruments that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be used for a Fund where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Adviser believes that such a combination would better promote a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, an investor may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities may be created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks.

A Fund’s investment in convertible securities may also be generally subject to the risks associated with investment in fixed income securities. See “—Debt Securities Risks.”

Exchange-Traded Notes (“ETNs”). A Fund may invest in ETNs. ETNs have many features of senior, unsecured, unsubordinated debt securities. Their returns are linked to the performance of a particular asset, such as a market index, less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. A Fund may hold the

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ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant asset. ETNs do not typically make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the asset to which the ETN is linked, and the credit rating of the ETN issuer. ETNs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and a Fund may not be able to recover the current value of its investment. The market value of an ETN may differ from the performance of the applicable asset and there may be times when an ETN trades at a premium or discount to the underlying asset’s value. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the assets on which the ETN’s return is based. A change in the issuer’s credit rating may also affect the value of an ETN despite the underlying asset remaining unchanged.

ETNs are also subject to tax risk. For tax purposes, no assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs or amounts realized thereon; further, the requirements for qualification as a RIC may limit the extent to which a Fund may invest in certain ETNs. See “Distributions and Taxes” below.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Securities” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes. A Fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Inflation-Protected Securities. A Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. A Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

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The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Infrastructure Investments. A Fund may invest in securities and other obligations of U.S. and non-U.S. issuers providing exposure to infrastructure investments. Infrastructure investments include, without limitation, fixed or floating-rate debt instruments or loans issued to finance (or re-finance) the ownership, development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets. Infrastructure investments also include investments in the debt securities of or loans made to issuers of various types including issuers that invest in, own or hold infrastructure assets; or issuers that operate infrastructure assets or provide services, products or raw materials related to the development, construction, maintenance, renovation, enhancement or operation of infrastructure assets. Issuers in which a Fund may invest may include, among others, operating companies, special purpose vehicles, including vehicles created to hold or finance infrastructure assets, municipal issuers, and government-related issuers.

Infrastructure investments include assets or projects that support the operation, function, growth or development of a community or economy. The infrastructure assets to which a Fund may have exposure, directly or indirectly, include, without limitation, those related to transportation (e.g., airports, metro systems, subways, railroads, ports, toll roads, airplanes); electric utilities and power (e.g., power generation, transmission and distribution); energy (e.g., exploration & production, pipeline, storage, refining and distribution of energy); renewable energies (e.g., wind, solar, hydro, geothermal); communication networks and equipment; water and sewage treatment; social infrastructure (e.g., health care facilities, government accommodations, and other public service facilities); metals and mining; and shipping, cement, steel, and other resources and services related to infrastructure assets (e.g., chemical companies).

The values of a Fund’s infrastructure investments may be entirely dependent upon the successful development, construction, maintenance, renovation, enhancement or operation of infrastructure assets or infrastructure-related projects. Accordingly, a Fund may have significant exposure to adverse economic, regulatory, political, legal, demographic, environmental and other developments affecting the success of the infrastructure assets or projects in which it directly or indirectly invests.

Initial Public Offerings. A Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in distributions taxable to shareholders subject to tax.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds advised by the Adviser to which IPO securities are allocated increases,

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the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will be available to the Funds or improve the Fund’s performance.

Municipal Bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the IRS or a state tax authority could cause the income from some of these obligations to become taxable.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of private activity bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

The Funds do not expect to qualify to pass through to shareholders the tax-exempt character of interest on municipal bonds. A Fund may also invest in certain types of municipal bonds that are not tax-exempt. See “—Tax Credit Bonds” below.

Participation interests. A Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. A Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

Stand-by commitments. If a Fund purchases municipal bonds, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time. It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration.

Yields. The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings assigned by NRSROs represent their opinions as to the credit quality of the municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase by a Fund, an issue of municipal bonds or other investments may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold an investment in its portfolio.

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Moral obligation bonds. The Funds may invest in so-called moral obligation bonds, where repayment is backed by a moral commitment of an entity other than the issuer, if the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the relevant Fund.

Municipal leases. A Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain non-appropriation clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a non-appropriation lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Pre-refunded municipal bonds. A Fund may invest in pre-refunded municipal bonds, which are a type of municipal bond where the issuer, prior to final maturity of the bond, has set aside high-quality debt instruments in a designated escrow account to fund in full the payment of the amount owed at final maturity to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a Fund is funded from the securities in the designated escrow account, which typically holds U.S. Treasury securities or other obligations of the U.S. government, including its agencies and instrumentalities (“Agency Securities”). Pre-refunded municipal bonds usually will bear an AAA rating (if a re-rating has been requested and paid for) because they typically are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by a Fund nonetheless still subject a Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. The interest on pre-refunded bonds issued on or before December 31, 2017 is exempt from federal income tax; the interest on such bonds issued after December 31, 2017 is not exempt from federal income tax.

Revenue Bonds. A Fund may invest in revenue bonds, which are a type of municipal bond payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and other infrastructure assets or projects. Although some of these obligations may be unsecured, municipal bonds may provide security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Because revenue bonds are typically payable only from revenue generated by the facility, class of facilities, facility operator, or special excise tax proceeds for payment of interest and principal, rather than the credit of the state or local government authority issuing the bonds, revenue bonds may be subject to greater credit risk than general obligations because of the relatively limited source of revenue. Industry-specific conditions may also affect the investment quality and value of revenue bonds (see “—Infrastructure Sector Risk” below).

Tax Credit Bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or before December 31, 2017 on one or more applicable dates during a taxable year, it is possible that a Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to a Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Fund is eligible to pass through such tax credits to shareholders, a Fund may choose not to do so.

Additional risks. Securities in which a Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, such as the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, the power, ability or willingness of issuers

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to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal bonds in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds. Further proposals limiting the issuance of municipal bonds may well be introduced in the future.

Private Investment in Public Companies (“PIPEs”). A Fund may invest in PIPE transactions. In a typical PIPE transaction, a Fund will acquire stock of a company (such as convertible notes or convertible preferred stock) that is convertible into common stock through a private placement pursuant to Regulation D. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the OTC markets, but the securities that are acquired in the PIPE transaction are not registered and will be subject to restrictions on their resale. Due to the potentially illiquid nature of such securities, the purchase price in a PIPE transaction will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer will generally be contractually obligated to seek to register the securities under the U.S. securities laws within an agreed upon period of time after the PIPE transaction. However, the Fund may not be able to sell its shares until that registration process is completed. PIPE transactions are subject to the risk that the issuer may be unable to register the securities for public resale in a timely manner, or at all, in which case the securities could be sold only in a privately negotiated transaction and, potentially, at a price less than that paid by the Fund. Disposing of such securities may involve negotiation and legal expenses. Even if such securities are registered for public sale, the resulting market for the securities may be thin or illiquid, which could make it difficult for a Fund to dispose of such securities at an acceptable price.

Private Investment Vehicles. A Fund may also invest in private investment funds, pools, vehicles, or other structures such as, without limitation, hedge funds, private equity funds or other pooled investment vehicles, which may take the form of corporations, partnerships, trusts, limited partnerships, limited liability companies, or any other form of business organization (collectively, “private funds”), including those sponsored or advised by the Adviser or its related parties. Private funds may utilize leverage without limit and, to the extent a Fund invests in private funds that utilize leverage, the Fund will indirectly be exposed to the risks associated with that leverage and the values of its shares may be more volatile as a result. If a private fund in which a Fund invests is not publicly offered or there is no public market for its shares, the Fund will typically be prohibited by the terms of its investment from selling its shares in the private fund, or may not be able to find a buyer for those shares at an acceptable price. Securities issued by private funds are generally issued in private placements and are restricted securities. An investment in a private fund may be highly volatile and difficult to value. A Fund would bear its pro rata share of the expenses of any private fund in which it invests. See “—Private Placement and Restricted Securities” below.

An investment in private funds sponsored or advised by the Adviser or its related parties presents certain conflicts of interest. Private funds may pay the Adviser (or its related parties) different levels of fees, each based on the amount of assets invested in them. Accordingly, the Adviser or its related parties will earn fees if the Adviser invests a Fund’s assets in private funds that pay fees to the Adviser or its related parties, and will earn more in payments if a Fund’s assets are allocated to those private funds paying fees at the highest rates. This provides the Adviser an incentive to allocate a Fund’s assets into those private funds that pay the highest rate of fees to the Adviser and its related parties; however, the Adviser has a duty to disregard that incentive and allocate a Fund’s assets based on the best interest of a Fund.

Rule 144A/ Regulation S Securities. A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without

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registration under the Securities Act or the availability of an exemption from registration (such as Rules 144, 144A or Regulation S), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. There may also be limited public information available regarding investments in private funds, which will make such investment particularly dependent on the analytical abilities of a Fund’s portfolio managers.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Advisers may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Real Estate Investment Trusts (“REITs”). Exposure to the real estate sector may be gained by investing in a variety of ways, including by investing in real estate investment trust (“REIT”) securities and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate or that hold interests in real estate, such as mortgages. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related securities. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit, and are subject to the risks described below under “mortgage-backed securities risk” and “prepayment risk”. Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be

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advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions attributable to REITs made by a Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. Certain distributions made by a Fund attributable to dividends received by the Fund from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders, as discussed below.

Redeemable Securities. Certain securities held by a Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Short Sales and Short Positions. Short sales are transactions in which a Fund sells an instrument it does not own, in anticipation of a decline in the market value of that instrument. To complete such a transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. To borrow the instrument or establish the position, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold or position established. The net proceeds of the short position will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short positions.

The Fund will incur a loss as a result of the short position if the price of the instrument or the value of the reference asset increases between the date of the short sale or short position and the date on which the Fund replaces the borrowed instrument or otherwise closes out the transaction. A Fund will generally realize a gain if the instrument or the value of the reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short position. There can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. A Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain instruments in the market, legal restrictions on short sales, or other reasons. The loss to a Fund from a short position is potentially unlimited.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where a Fund may trade have adopted reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on an Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by a Fund forcing a Fund to cover its positions at a loss. Such reporting requirements may also limit an Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to a Fund could decrease drastically. Such events could make a Fund unable to execute its investment strategy.

Short-Term Investments. Short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.

Special Purpose Acquisition Companies. A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain

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industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. A Fund’s affiliates may create a SPAC for purchase by the Fund to assist the Fund in purchasing certain assets not otherwise available to the Fund.

Stapled Securities. A Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Credit-Linked Notes. A Fund may invest in credit-linked notes, which are a type of structured note (see “—Structured Products and Structured Notes Risk”) that are typically set-up as a pass-through note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly invest in a basket of derivative instruments, such as credit default swaps, total return swaps, interest rate swaps and/or other securities, in order to provide exposure to the high yield or another debt securities market. Credit-linked notes are privately negotiated transactions whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities,” such as an infrastructure-related bond. Through the purchase of a credit-linked note, the Fund assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The Fund also is exposed to the credit risk of the issuer of the credit-linked note in the full amount of the purchase price of the note, and the notes are often not secured by the reference securities or other collateral. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit-linked notes are also subject to the risks of the reference securities, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, valuation risk, leverage risk and management risk, underlying the credit-linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. If market quotations are not readily available for the certificates, they will be valued by a Fund at fair value as determined by the Trustees or persons acting at their direction.

The market for credit-linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in

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significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit-linked note may not be available or the market may not be active.

Warrants. A Fund may invest in warrants, which are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Commercial and Residential Real Estate Loans. A Fund may acquire performing commercial whole mortgage loans secured by a first mortgage lien on commercial property, which may be structured to either permit that Fund to retain the entire loan, or sell the lower yielding senior portions of the loans and retain the higher yielding subordinate investment. Typically, borrowers of these loans are institutions and real estate operating companies and investors. These loans are generally secured by commercial real estate assets in a variety of industries with a variety of characteristics. A Fund may originate and own entire whole loans or in some cases may choose to originate and syndicate a portion of the risk or participate in syndications led by other institutions. In some cases, a Fund may originate and fund a first mortgage loan with the intention of selling the senior tranche, or an A-Note, and retaining the subordinated tranche, or a B-Note, or mezzanine loan tranche. A Fund may seek, in the future, to enhance the returns of all or a senior portion of its commercial mortgage loans through securitizations, should the market to securitize commercial mortgage loans recover. In addition to interest, a Fund may receive origination fees, extension fees, modification or similar fees in connection with our whole mortgage loans.

A Fund may also acquire performing residential mortgage loans secured by a first mortgage lien on residential property. Typically, borrowers of these loans are individuals rather than institutions, and the quality of residential real estate loans can depend largely on the credit characteristics of the underlying borrowers. In the last decade, the residential mortgage market in the United States experienced difficulties that resulted in losses on residential mortgage loans (especially subprime and second-lien mortgage loans). There can be no assurance that such difficulties would not be experienced again, which could result in losses as a result of investments in residential real estate loans. For more information regarding these and other risks, see “—Mortgage Backed Securities Risks.”

B-Notes. A Fund may originate or invest in B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-

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Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. B-Notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.

Mezzanine Loans. A Fund may also originate or invest in mezzanine loans, which are loans that are subordinate in the capital structure of the borrower, meaning that there may be significant indebtedness ranking ahead of the borrower’s obligation to that Fund in the event of the borrower’s insolvency. Such loans may be collateralized with tangible fixed assets such as real property or interests in real property, or may be uncollateralized. As with other loans to corporate borrowers, repayment of a mezzanine loan is dependent on the successful operation of the borrower. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan.

While mezzanine investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the mezzanine investments and may benefit from cross-default provisions and security over the borrower’s assets, some or all of such terms may not apply to particular mezzanine investments. Mezzanine investments generally are subject to various risks including, without limitation, (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt incurred in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations. In addition to interest, a Fund may receive origination fees, extension fees, modification or similar fees in connection with investments in mezzanine loans.

Income Deposit Securities. A Fund may purchase income deposit securities (“IDSs”). Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it were characterized as equity rather than debt, then it would be possible that the interest paid on the notes might be treated as dividends (to the extent paid out of the issuer’s earnings and profits), but it is not at all clear that such dividends would qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities. Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and

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their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Master Limited Partnerships. A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a RIC under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

Zero-Coupon and Payment-in-Kind Bonds. A Fund may invest without limit in so-called zero-coupon bonds (sometimes referred to as discount notes or bonds) and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

Perpetual Bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds are often callable after a set period of time, typically between 5 and 10 years. It is possible that one or more perpetual bonds in which the Funds invest will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.” See “Distributions and Taxes” below for additional information on the tax considerations relating to a Fund’s equity investments in passive foreign investment companies.

Event-Linked Bonds. Event-linked exposure may be gained by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the principal amount of the bond is reduced (potentially to zero), and a Fund may lose a portion

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or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose an investor to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Bank Capital Securities. The Funds may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities may be issued by banks to help fulfill their regulatory capital requirements. Bank capital securities may be of any credit quality. Bank capital securities may include, among other investments, fixed-maturity dated subordinated notes; hybrid securities with characteristics of both debt obligations and preferred stocks; perpetual callable securities with no maturity date and a cumulative interest deferral feature, which permits the issuer bank to withhold payment of interest until a later undetermined date; and convertible debt securities that can be converted at the issuer’s option to equity securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.

The Funds may invest in contingent securities structured as contingent convertible securities also known as “CoCos.” Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”). Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined by the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and market risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the Trigger Event. In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended. Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not.

Bank Obligations. The Funds may also invest in other bank obligations including, without limitation certificates of deposit, bankers’ acceptance and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which

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vary depending upon market conditions and the remaining maturity of the obligations. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Funds may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Litigation. The Funds or the Advisers on behalf of the Funds may participate in bankruptcy, insolvency or other similar proceedings relating to securities held by the Funds and join creditors’ committees to preserve and pursue the Funds’ rights. Further, the Advisers or the Funds may, on occasion, initiate litigation against an issuer or related parties in connection with securities presently or previously held by a Fund (whether by opting out of an existing class action lawsuit or otherwise). There can be no assurance of any recovery in any such proceeding and there may be significant delay in achieving any recovery. The Funds will bear their own costs in pursuing such actions, including, potentially, retaining counsel to represent the Funds on a contingency or other fee basis. The Funds may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain foreign jurisdictions. It may be difficult or impossible to obtain or enforce remedies against governments, their agencies and sponsored entities. A Fund could be subject to claims against it and any litigation it pursues could result in counterclaims against it, all of which could adversely affect the Fund.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by the Funds. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. An investment in a Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program. The risks listed below are in alphabetical order, not in order of importance. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of a Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to a Fund.

Prospective investors and shareholders should consider the following risks. Because the following is a combined description of the risks associated with investing in the Funds, your Fund may not be subject to certain of the risks described below or not subject to certain risks to the same degree as other Funds. Please see your Fund’s Prospectus for more information on the principal risks and investment strategies associated with your Fund. In addition, your Fund may be subject to any of the risks described in the Prospectus, even if it is not a principal risk of the Fund.

General

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Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Affiliated Fund Risk

Investing in other investment companies or private investment vehicles sponsored or managed by the Advisers or related parties of the Advisers, including other DoubleLine Funds, involves potential conflicts of interest. For example, the Advisers or their related parties may receive fees based on the amount of assets invested by a Fund in such other investment vehicles, which fees may be higher than the fees the Advisers receive for managing the Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s Adviser will have an incentive to invest a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, a Fund’s Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties. The Funds’ Advisers have agreed to reduce their advisory fees to the extent of advisory fees paid to a Fund’s Adviser or its related parties by other investment vehicles in respect of assets of a Fund invested in those vehicles. This agreement will reduce, but will not eliminate, the conflicts described above. In addition, the Fund must pay its pro rata portion of an affiliated investment company’s fees and expenses. With respect to investments by affiliated funds in a Fund, the Adviser may determine to redeem all or a portion of the affiliated fund’s investment in the Fund, which may adversely affect the Fund’s liquidity and NAV. Additionally, investment in another investment company may subject the Fund to the underlying risks of such investment company See “—Large Shareholder Risk” and “Portfolio Management—Conflicts.” Due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, a Fund may not be able to invest in other DoubleLine Funds, even if the investment would be appropriate for the Fund.

Asset-Backed Securities

Asset-backed investments tend to increase in value less than other debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar or greater risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, pre-payments on asset-backed securities may increase and a Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). There is a risk that borrowers may default on their obligations in respect of those underlying obligations.

Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen.

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Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized by a trust because of, among others, unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to a Fund. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors. For example, a Fund may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer or sponsor, as applicable. Certain servicers or sponsors may have limited operating histories to evaluate. The insolvency of a servicer or sponsor may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. A Fund also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

Borrowing Risk

The Funds may borrow money (or engage in transactions that are economically similar to borrowing money) to make investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, some of which have the potential to increase the volatility of the NAV of Fund shares. Borrowing causes a Fund to incur interest expenses and potentially other borrowing fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations. As of the date of this SAI, all of the Funds have available to them an uncommitted line of credit that they may draw on to manage their liquidity needs, subject to policies and procedures that govern the allocation of the available credit under the facility among the Funds and may be subject to commitment fees and other charges in addition to the stated interest rate on borrowings to maintain the lines of credit. There can be no assurance that any line of credit will remain available to the Funds generally or that any available credit under any facility will be available to any particular Fund when the Fund seeks to draw on the facility.

Capital Controls

Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry

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specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which a Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Collateralized Debt Obligations Risk

CDOs are a type of asset-backed security, and include CBOs, CLOs, and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally involve less credit risk as they are typically paid before junior tranches. The holders of interests in the most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower potential yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt obligations. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Commercial Paper Risk

Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment.

Concentration Risk

Concentrating investments in related investments increases the risk of loss because the investments may decline in value due to, for example, developments adversely affecting the industries in which the issuers of the investments operate. In addition, investors may buy or sell substantial amounts of a Fund’s shares in response to factors affecting or expected to affect a given industry, resulting in extreme inflows and outflows of cash into and out of a Fund. Such inflows or outflows

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might affect management of a Fund adversely to the extent they were to cause a Fund’s cash position or cash requirements to exceed normal levels.

Counterparty Risk

A Fund will be subject to the credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) to the extent the party promises to honor an obligation to the Fund (an obligor) with respect to a transaction, such as securities loans, repurchase agreements or certain derivatives (including swaps). There can be no assurance that a counterparty will be able or willing to meet its obligations. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to a Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in enforcing contractual remedies and obtaining any recovery under its contract with the counterparty, including realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that a Fund has provided and is entitled to recover. The Funds may have to provide or may hold at various times significant amounts of collateral with respect to one or more counterparties.

If a Fund’s claim against a counterparty is unsecured, the Fund will likely be treated as a general creditor of such counterparty to the extent of such unsecured claim. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. New regulatory requirements may also limit the ability of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). Subject to certain U.S. federal income tax limitations, the Funds are not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small number of counterparties, it will be subject to increased counterparty risk.

Each of Strategic Commodity Fund, Shiller Enhanced CAPE®, Shiller Enhanced International CAPE®, and Colony Real Estate and Income Fund has historically obtained exposure through swap transactions with a single or limited number of counterparties and will likely continue to do so for the foreseeable future. Counterparty risks may be more pronounced for these Funds due to the single or limited number of counterparties used by them.

Qualified Financial Contracts. Regulations adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

Clearing Broker and Central Clearing Counterparty Risk. Some derivative transactions (including futures contracts and certain interest rate and index credit default swaps) are required to be or are capable of being centrally cleared. In a transaction involving such cleared derivative transactions (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Entering into a cleared derivative transaction subjects a Fund to the credit risk of the clearing house and the clearing member through which it holds its cleared positions. Clearing members guarantee performance of their clients’ obligations to the clearing house.

There is a risk that assets deposited by a Fund with any clearing member as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, the assets of a Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be

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limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Although a clearing member is required to segregate assets from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets, if a clearing member does not comply with the applicable regulations, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the assets held by the clearing member. Similarly, all customer funds held at a clearing organization in connection with any cleared derivatives transactions are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared derivatives of customers of a clearing member are also held by account class in an omnibus account, but with respect to cleared swaps, CFTC rules require that the clearing member notify the clearing organization of the amount of the initial margin provided by the clearing member to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing members generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of their customers in the aggregate, rather than the gross amount of each customer, a Fund is subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing member’s other clients or the clearing member’s failure to extend its own funds in connection with any such default, a Fund may not be able to recover the full amount of assets deposited by the clearing member on behalf of the Fund with the clearing organization. In addition, in the event of the bankruptcy or insolvency of a clearing house, a Fund might experience a loss of funds deposited through its clearing member as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearing house. Credit risk of market participants with respect to cleared derivatives transactions is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system.

In some ways, cleared derivative arrangements can be less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements may be held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection, or could realize a loss. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the

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Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for uncleared derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are relatively new and evolving, so their ultimate impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (e.g., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result. While these new systems are introduced into the market, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs, not all of which are known as these new processes emerge and evolve.

Cyclical Opportunities Risk

A Fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Adviser believes they have growth potential. A Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress a Fund’s share prices.

Debt Securities Risks

Debt securities are subject to various risks. Debt securities are subject to, among others, two primary (but not exclusive) types of risk: credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

Credit risk: refers to the risk that an issuer, counterparty or other obligor to a Fund will fail to pay its obligations to a Fund when they are due. If an investment’s issuer, counterparty or other obligor fails to pay interest or otherwise fails to meet its obligations to a Fund, the value of the investment might be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Actual or perceived changes in the financial condition of an obligor, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (including debt securities commonly known as “high yield” securities or “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets. Credit risk is heightened to the extent a Fund has fewer counterparties.

In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of repayment. They are not guarantees as to quality and they do not reflect market risk.

Extension risk: refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Interest rate risk: refers to the risk that the values of debt instruments held by a Fund will change in response to changes in interest rates. Interest rate changes may affect the value of a fixed income instrument directly (especially in the case of fixed rate instruments) and indirectly (especially in the case of adjustable rate instruments). In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration

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(whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates. Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

The values of variable and floating rate debt securities are generally less sensitive to interest rate changes as compared to fixed rate debt instruments, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A floating rate debt security’s interest rate depends on the characteristics of the reset terms, including the index chosen and the frequency of reset and reset caps or floors, among other things. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate debt securities may decrease in value if interest rates increase. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and a Fund’s NAV.

Prepayment/Reinvestment Risk: Many types of debt securities, including floating rate loans, mortgage-backed securities, and asset-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to re-invest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans, mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from a Fund’s portfolio may decline when a Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by a Fund from its investments is likely to have a negative effect on the dividend levels, NAV and/or overall return of a Fund.

LIBOR Risk: The terms of many investments, financings or other transactions to which a Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to the Fund, and may be used in other ways that affect a Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the

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effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or NAV.

Defaulted Securities

A Fund may invest in securities in default. Defaulted securities risk refers to the significant risk of uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk.

Emerging Market Countries

Investing in securities of emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Emerging market countries tend to have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which a Fund invests and adversely affect the value of its investment portfolio. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities and investments in emerging markets can become illiquid. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, emerging market countries’ exchanges’ and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

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In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

The currencies of certain emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

A Fund may invest in commodities or commodity-related investments that are found in or exported from emerging market countries or the values of which are affected significantly by economic or other conditions in emerging market countries.

Investments in emerging markets may be considered speculative.

China Bond Connect Risk. Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in other fixed-income securities in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a Fund’s ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. In addition, securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Fund. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Moneymarkets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”)). A Fund’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of a Fund’s Hong Kong sub-custodian. Therefore, a Fund’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce a Fund’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a Fund to the credit risk of the relevant securities depositories and a Fund’s Hong Kong sub-custodian. While a Fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A Fund’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and

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disclosure of interest reporting obligations. A Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect.

Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund, which may negatively affect investment returns for shareholder. Bond Connect trades are settled in RMB, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

China Stock Connect Risk. A Fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) through the Shanghai and Shenzhen – Hong Kong Stock Connect (“Stock Connect”), or that may be available in the future through additional stock connect programs, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

PRC regulations require that, in order to sell its China A-Shares, a Fund must pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit a Fund’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. A Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the Fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Advisers (and/or any subadviser, as the case may be) to effectively manage a Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of a Fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

Equity Issuer Risk

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particularly industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the values of equity securities may decline for a number of reasons that may relate directly to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than bonds and other debt securities, although under certain market conditions various fixed income investments may have comparable or greater price volatility. The values of equity securities paying dividends at high rates may be more sensitive to change in interest rates than are other equity securities. Through Colony

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Real Estate and Income Fund’s investments related to the Colony Capital Fundamental US Real Estate Index, the Fund will have significant exposure to REITs and the risks of investing in real estate assets. As a result, the Fund’s net asset value will be affected by factors affecting the real estate sector and/or REIT securities to a greater degree than a fund that invests more broadly.

Focused Investment Risk

A Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class is subject to greater risk than a Fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors, or asset classes in which the Funds are invested. This is because, for example, issuers in a particular market, industry, region sector or asset class may react similarly to specific economic, market, regulatory, political, or other developments. The particular markets, industries, regions, sectors or asset classes in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

To the extent a Fund invests in the securities of a limited number of issuers or assets related to particular commodities, it is particularly exposed to adverse developments affecting those issuers or commodities, and a decline in the market value of a particular security or commodity held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers or assets related to a broader group of commodities. In addition, the limited number of issuers or commodities to which a Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.

Foreign Currency

Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies, and derivatives that provide exposure to foreign currencies. The values of foreign currencies, securities denominated in foreign currencies, or derivatives that provide exposure to foreign currencies may be adversely affected by currency exchange rates, currency exchange control regulations, foreign withholding or other taxes, restrictions or prohibitions on the repatriation of foreign currencies, changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or other political and economic developments in the U.S. or abroad. Currencies of emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. The local emerging market currencies in which a Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries. To the extent a Fund has invested in debt instruments of companies located or doing business in foreign markets and that have issued debt instruments denominated in U.S. dollars or another non-local currency, fluctuations in currency exchange rates could also negatively impact such investments. For example, increases in the value of the U.S. dollar relative to its value at the time the debt was issued can increase the costs of interest and repayment to the issuer and could result in defaults on the issuer’s debt obligations.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although a Fund’s income may be received or realized in local currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after a Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions.

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Foreign Securities

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding or other taxes on dividends, interest gains and proceeds; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading and custody practices abroad may offer less protection to investors such as the Funds. Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. Forecasting market movements is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short time period. In addition, when used for hedging purposes, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund’s ability to hedge its portfolio effectively.

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Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions and dealer mark-ups, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund’s transactions effected on foreign exchanges. Investments in futures contracts and options thereon are subject to the risks of cleared derivatives transactions described under “Counterparty Risk” in this SAI.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. Secondary market liquidity risk is enhanced in certain markets such as options on foreign currency futures contracts. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies). See also “Risks Arising From Government Regulation of Derivatives” below.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Inflation-Indexed Bond Risk

Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a RIC and eliminate Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Infrastructure Sector Risk

The values of a Fund’s infrastructure investments (“Infrastructure Investments”) may be entirely dependent upon the successful development, construction, maintenance, renovation, enhancement or operation of infrastructure assets or infrastructure-related projects. In the case of debt instruments or loans issued to finance (or refinance) the ownership,

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development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets, a Fund may be entirely dependent on revenues or profits earned in respect of the infrastructure asset or project to receive the repayment of any principal and interest owed to it. Accordingly, a Fund has significant exposure to adverse economic, regulatory, political, legal, demographic, environmental and other developments affecting the success of the infrastructure assets or projects in which it directly or indirectly invests.

Infrastructure Investments are subject to a variety of risk factors that may adversely affect their success including significant use of leverage, high financing or interest costs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of similar services, unfavorable demographic trends, obsolescence of the related service or product it provides, cost over-runs, developmental delays, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, poor planning, unexpected maintenance capital expenditures, increased operating expenses, and other factors. Additionally, infrastructure-related projects may be subject to regulation by various governmental authorities, including with respect to the rates they can charge for their products or services, and can be significantly affected by government spending policies because infrastructure-related issuers may rely, to a significant extent, on U.S. and foreign government demand for their products and services.

Infrastructure Investments (and related infrastructure assets) may also be adversely affected by natural disasters, terrorism or other catastrophes, legal challenges due to environmental, operational or other issues, the imposition of special tariffs or changes in tax laws, changes in exchange rates or interest rates, changes in prices for competitive services, economic conditions, tax treatment, removal or diminution of governmental subsidies, additional regulation, governmental intervention, litigation, negative publicity and public perception and unfavorable events in the regions where assets are located (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). There is also the risk that corruption may negatively affect infrastructure projects and other infrastructure assets, especially in emerging markets, resulting in, among other things, delays and cost overruns. Infrastructure projects may face competition from government-sponsored projects, which could decrease the revenues generated from the asset or the number of available investment opportunities for a Fund.

A significant portion of the revenues of certain infrastructure assets or projects may be from one customer or a relatively small number of customers, including governmental entities and utilities. Accordingly, the values of certain Infrastructure Investments may be highly sensitive to the loss of one or more of those customers, and the loss of any single client may result in the issuer’s payment default.

A Fund may make investments in infrastructure assets or projects that have not yet completed the construction phases of their development and which are not yet generating cash or revenue. Unexpected delays in completion of the construction phase in relation to any such project, any “overrun” in the costs of construction or any construction or maintenance defect, may adversely affect the ability of the issuer of the Fund’s investments to service its debts. Any resulting default may adversely affect the value of the Fund’s investment.

A Fund may make investments from time to time in infrastructure loan assets which are held on existing lenders’ books, which means that a default by the counterparty may expose the Fund to losses regardless of the performance of the underlying projects or loans. The market for infrastructure bonds and loans is emerging but also rapidly developing, which means there may be fewer investment opportunities than other fixed-income sectors. There also may be fewer market participants willing to purchase infrastructure-related investments compared to other debt markets. Infrastructure assets and related investment opportunities may be more prevalent in developing or emerging markets, where certain of the risks described above, including the risk of default, may be heightened. See “—Emerging Market Countries.”

To the extent that there are environmental liabilities arising in the future in relation to any sites owned or used by an infrastructure company or project (including, for example, clean-up and remediation liabilities), a company may be required to contribute financially towards any such liabilities which in turn may increase its risk of defaulting and/or adversely affect the values of a Fund’s investments.

Some infrastructure-related projects may utilize relatively new or developing technologies and there may be issues in relation to those technologies that become apparent only in the future. Such issues may give rise to additional costs for the relevant issuer or project or may otherwise result in the financial performance of the infrastructure project being poorer than anticipated. This may adversely affect the values of a Fund’s investments. Additionally, technological advances in the future may reduce the competitive efficiency of existing or commissioned infrastructure projects, services, or networks.

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Infrastructure assets, including investments related to infrastructure projects and infrastructure-related companies, may be more susceptible to adverse economic or regulatory occurrences and other specific risks affecting their industries, which may adversely affect the development and success of the infrastructure companies and projects related to assets in which a Fund invests; delay or limit repayment of the principal and interest payments on a borrower’s loans or other debt; adversely affect a Fund’s rights in collateral relating to a loan or other investment; or otherwise adversely affect the value of a Fund’s investments.

A Fund’s ability to recover in respect of a defaulted bond or loan may be limited. Some infrastructure-related debt instruments may not be secured by any assets and may not be supported by other credit enhancements. Where recourse to a guarantor, or other third party, or other assets exists, recovery on a defaulted bond or loan may require the Fund to incur significant costs and delay and/or require participation in restructuring or bankruptcy proceedings. In certain jurisdictions, the Fund may have limited or no rights in respect of such proceedings. In the case of a defaulted bond or loan, the Fund may determine to sell its investment or claim at a price substantially below what it might receive if it participated in a restructuring or bankruptcy proceeding for a variety of reasons, including to avoid incurring significant costs, delay or uncertainty, or because of the potentially adverse consequences that may occur if the Fund takes possession of certain types of assets.

In addition to the risks described above, each of which may adversely affect the values of a Fund’s investments, sector-specific risks may also adversely affect the values of a Fund’s investments. A summary of some of the principal sector-specific risks is included below. The inclusion of a specific risk below with respect to a specific sector does not mean that that risk does not apply in respect of a Fund’s other investments:

Transportation. Transportation-related infrastructure assets may be adversely affected by, among other things, economic and market changes, fuel prices, labor relations, geo-political concerns and insurance costs. Transportation-related infrastructure assets and related businesses may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Electric Utilities and Power. Deregulation may subject utility- and power-related infrastructure assets to greater competition and may adversely affect their performance. Assets in the utilities and/or power industries may have difficulty obtaining financing for large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility and power assets to operate profitably. Government regulators monitor and control utility and power revenues and costs, and therefore may limit utility-related profits. There is no assurance that regulatory authorities will grant rate increases in the future. Energy conservation and changes in climate or environmental policy may also have a significant adverse impact on the revenues and expenses of utility and power-related assets. Additionally, independent power producers may face other risks such as but not limited to (i) market risks, (ii) project risks, and (iii) structural risk.

Energy. Energy-related infrastructure assets may be highly cyclical and highly dependent on energy prices. The success of such assets can be strongly affected by one or more of the following: the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances. Infrastructure assets and projects in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the revenue or earnings available to support the assets’ financing. Energy-related projects face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Assets involving pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks. Any such event could have serious consequences for the general population of the affected area. Energy-related projects can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy-related assets may have relatively high levels of debt and may be more likely to have to restructure their debt if there are downturns in energy markets or the economy as a whole.

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Renewable Energy. Governments may provide a range of incentives and subsidies for specific types of assets, especially for renewable energy assets. Changes in the application of government policy in relation to the incentives and subsidies that they provide may have a material impact upon the profitability or viability of renewable-energy related infrastructure-related assets.

The generation of power from renewable energy sources tends to be reliant upon relatively recent technological developments (or the application thereof), and therefore unforeseen technical deficiencies with installations may occur. Moreover, the reliance of any renewable energy project, or group of projects, on a variable resource (for example, ambient light in the case of solar power projects, wind speed in the case of wind power projects and waste in the case of waste-to-energy projects) may affect the profitability of a site or sites. In addition, in the event of a failure of a utility or other private company contracted to purchase power produced by an installation or expiration of such a contract, in which a Fund has invested, difficulties may arise in contracting with a replacement power purchaser.

Communication Networks and Equipment. The telecommunications market is characterized by increasing competition and regulation by various regulatory authorities. Infrastructure assets in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain assets obsolete. Telecommunication-related infrastructure assets may depend on franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and increasing regulatory oversight, among other factors, has led to consolidation within the sector, which could lead to further regulation or other negative effects in the future. Various forms of cyber attack, the sophistication and lethality of which continues to evolve, threaten communication networks and could severely hamper any infrastructure project dependent upon communication networks and equipment.

Public and Social Infrastructure. Public and social infrastructure assets, such as hospitals, schools, government accommodations, and other public service facilities projects, may be subject to risks that include, but are not limited to, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of such services, uncertainties concerning costs, adverse political developments, and the level of government spending on infrastructure projects.

Metals and Mining. Investments in metals and mining related infrastructure assets may be speculative and subject to greater price volatility than investments in other types of companies. The performance of assets in this sector is related to, among other things, worldwide metal prices, and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time. Metals and mining assets may also be subject to the effects of competitive pressures in the metals and mining industry.

Industrial. Industrial-related infrastructure assets may be adversely affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these assets and their ability to repay their debts. The industrials sector may also be adversely affected by changes or trends in commodity prices, which can be highly volatile.

A Fund’s investments in Infrastructure Investments will expose it to the risks of investing in the global commodity markets and particular commodities, and the value of the Fund’s shares may be adversely affected by changes in the values of commodity prices, which can be extremely volatile and difficult to value. The values of commodities may be affected by a wide range of factors, including changes in overall market movements, speculative activity of other investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, economic or other sanctions, international regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), environmental issues or regulation, and developments affecting a particular sector, industry or commodity, such as drought, floods, or other weather conditions, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs and international economic, political and regulatory developments.

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Investing in Special Situations

Periodically, a Fund might use aggressive investment techniques. These might include seeking to benefit from what the Adviser perceives to be special situations, such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur as expected by the Adviser, which could have a negative impact on the price of the issuer’s securities. A Fund’s investment might not produce the expected gains or could incur a loss.

Large Shareholder Risk

Certain account holders, including funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. For example, the Adviser and/or its related parties currently provide asset allocation investment advice, including recommending the purchase and/or sale of shares of the other Funds, to a number of large investors, and a large percentage of Multi-Asset Growth Fund’s shares are currently held by such investors. The Funds are subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser, will adversely affect a Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect the Funds and their ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) are implementing similar requirements. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The Funds and the Advisers have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Funds and the Advisers will continue to be eligible for such exemptions. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are also authorized by statute, regulation and otherwise to take extraordinary actions in the event of market emergencies. To the extent a Fund invests in the derivatives and futures markets, see also “Risks Arising from Government Regulation of Derivatives” below and “Clearing Broker and Central Clearing Counterparty Risk” above.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. The CFTC has proposed position limits for certain swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Funds do not intend to exceed applicable position limits, it is possible that different clients managed by the Advisers and their related parties may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Advisers may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Funds.

Rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities require the sponsor of certain securitization vehicles (or a majority owned affiliate of such sponsor) to retain, and to refrain from transferring, selling, conveying to a third party, or hedging the credit risk on a portion of the assets transferred, sold, or conveyed through the issuance of the asset-backed securities of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which a Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a

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reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Funds. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets that are typically held by securitization vehicles, which in turn could negatively affect the returns on a Fund’s investment in asset-backed securities.

Investors should also be aware that some EU-regulated institutions (including banks, certain investment firms, and authorized managers of alternative investment funds) are restricted from investing in securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and (in the case of authorized managers of alternative investment funds) the sponsor and the originator of the securitization; and (ii) the originator, sponsor, or original lender of the securitization has explicitly disclosed to the institution that it will retain, on an ongoing basis, a net economic interest of not less than 5% of specified credit risk tranches or asset exposures related to the securitization. Although these requirements do not apply directly to the Funds, the costs of compliance, in the case of any securitization within the EU risk retention rules in which a Fund has invested or is seeking to invest, could be indirectly borne by the Fund and the other investors in the securitization. See also “Risks Arising From Government Regulation of Derivatives” below.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). The risks of investing in loans include the risk that the borrowers on loans held by a Fund may be unable to honor their payment obligations due to adverse conditions in the industry or industries in which they operate.

The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.

In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of a Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.

During periods of severe market stress, it is possible that the market for loans may become highly illiquid. In such an event, a Fund may find it difficult to sell loans it holds, and, for loans it is able to sell in such circumstances, the trade settlement period may be longer than anticipated.

Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

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Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when a Fund purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In addition, a limited number of states require purchasers of certain loans, primarily consumer loans, to be licensed or registered in order to own the loans or, in certain states, to collect a rate of interest above a specified rate. As of the date of this SAI, each Fund does not hold any such license or registration in any states where a license or registration is required, and there can be no assurance that any Fund will timely or ever obtain any such licenses or registration.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Additional risks of investments in loans may include:

Agent/Intermediary Risk. If a Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal interest and other amounts with respect to the Fund’s interest in the loan. In addition, if a Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Collateral Impairment Risk. Even if a loan to which a Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan. This risk is increased if the Fund’s loans are secured by a single asset. In addition, a Fund’s interest in collateral securing a loan may be found invalid or may be used to pay other outstanding obligations of the borrower under applicable law. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, that all or some of the collateral may be illiquid or that a Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. A Fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase a Fund’s operating expenses and decrease its NAV.

Equity Securities and Warrants Risk. The acquisition of equity securities may generally be incidental to a Fund’s purchase of a loan. A Fund may acquire equity securities as part of an instrument combining a loan and equity securities of a borrower or its affiliates. A Fund also may acquire equity securities issued in exchange for a loan or in connection with the default and/or restructuring of a loan, including subordinated and unsecured loans, and high yield securities. Equity securities include common stocks, preferred stocks and securities convertible into common stock. Equity securities are subject to market risks and the risks of changes to the financial condition of the issuer, and fluctuations in value.

Highly Leveraged Transactions Risk. A Fund may invest in loans or debt instruments made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans and are generally considered speculative. If a Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.

Stressed, Distressed or Defaulted Borrowers Risk. A Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans and are generally considered speculative. In addition, a Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans.

A bankruptcy proceeding or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect a Fund’s rights in collateral relating to a loan.

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The Funds have authorized the Advisers to act on their behalf in pursuing the Funds’ rights in certain bankruptcy, restructuring or other “workout proceedings,” including proceedings that may occur outside of the United States, and the Adviser may designate a third party to represent the Funds’ interests in such proceedings. The risks associated with participation in such workout proceedings, and of investing in distressed investments generally, may be more pronounced in foreign jurisdictions in which the laws governing such proceedings, and the formality of such proceedings, may differ significantly from equivalent proceedings in the United States. If the Advisers’ assessment of the eventual recovery value of a distressed security proves incorrect or if the actions taken by an Adviser or its designee prove unsuccessful, a Fund may be required to accept cash or instruments worth less than originally anticipated. In addition, events, including unexpected or unforeseeable events, may occur during the workout proceedings with respect to the borrower (for example, corruption relating to the borrower or a related party or government action that might affect the proceeding) and may also adversely affect the value of the Fund’s investment. A Fund could potentially lose more than its original investment to the extent, for example, the terms of the arrangements provide for the Fund to indemnify its agents or other third parties for losses they incur in connection with their representation of the Fund in a workout proceeding.

If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:

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Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy (or other) court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

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The court may award (or a creditor group may negotiate to receive) securities or other forms of compensation that vary as to terms, seniority, and structure from that of the original debt investment purchase by a Fund.

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The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

Limited Information Risk. Because there is limited public information available regarding loan investments, a Fund’s investments in such instruments are particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Interest Rate Benchmarks Risk. Interest rates on loans typically adjust periodically, often based on changes in a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate may be LIBOR, the Prime Rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).

Some benchmark rates may reset daily; others reset less frequently. The interest rate on LIBOR-based loans is reset periodically, typically based on a period between 30 days and one year. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer. Investing in loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. Interest rates on loans with longer periods between benchmark resets will typically trail market interest rates in a rising interest rate environment.

Certain loans may permit the borrower to change the base lending or benchmark rate during the term of the loan. One benchmark rate may not adjust to changing market or interest rates to the same degree or as rapidly as another, permitting the borrower the option to select the benchmark rate that is most advantageous to it and less advantageous to the Fund. To the extent the borrower elects this option, the interest income and total return the Fund earns on the investment may be adversely affected as compared to other investments where the borrower does not have the option to change the base lending or benchmark rate.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

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Restrictive Loan Covenants Risk. Borrowers must comply with various restrictive covenants that may be contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.

Some of the loans in which a Fund may invest or to which a Fund may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Such loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders may have to rely on covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

Senior Loan and Subordination Risk. In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

A Fund’s investments in Senior Loans may be collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non-public company, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets they own. However, the value of the collateral may decline after the Fund buys the Senior Loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit the Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the Senior Loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value.

If a borrower defaults on a collateralized Senior Loan, a Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the Senior Loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the Adviser determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.

A Fund can invest in Senior Loans that are not secured. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans typically present greater risks than collateralized Senior Loans.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly-available information, some Senior Loans are not as easily purchased or sold as publicly-traded securities. Some Senior Loans and other Fund investments are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price. Direct investments in Senior Loans and investments in participation interests in or assignments of Senior Loans may be limited.

Settlement Risk. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of such loans for a substantial period after the sale. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans.

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Servicer Risk. A Fund’s direct and indirect investments in loans are typically serviced by the originating lender or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with a Fund’s investments.

Foreign Loan Risk. Loans involving foreign borrowers may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as a Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.

Lender Liability. A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held by a Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or a Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan. In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held by a Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.

Debtor-In-Possession Loan Risks. Obligations issued in connection with restructuring proceedings under the U.S. Bankruptcy Code or similar proceedings in other jurisdictions (“DIP financings”) are subject to additional risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and any DIP financing must be approved by the bankruptcy court. These financings are typically senior obligations of a borrower issued in connection with a restructuring that are designed to allow the entity to continue its business operations while reorganizing under Chapter 11. In DIP financings, the borrower potentially assumes large amounts of debt in order to have the financial resources to attempt to achieve its restructuring objectives. DIP financings are often fully secured by a lien on the debtor’s otherwise unencumbered assets but may also have senior or equal priority to other senior lenders or be secured by a junior lien on the debtor’s encumbered assets (so long as requirements as to collateralization of the loan and other legal requirements are satisfied). DIP financings are often required to close in a rapid manner in order to satisfy existing creditors. In any DIP financing, there is a risk that the borrower will not emerge successfully from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing and any remaining unencumbered assets. DIP financings may be subject to some of the risks described under “Highly Leveraged Transactions” above.

A Fund may invest in loans directly or by investing in Floating Rate Fund.

For more information on lending risks specific to investments in infrastructure-related assets, please refer to “—Infrastructure Sector Risk” above.

Lower Rated Securities Risk

Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Fund will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower

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rated issuers and in market perceptions of the issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Funds may invest are frequently subordinated to senior indebtedness.

The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and an Adviser’s ability to accurately value high yield bonds and a Fund’s assets may be more difficult because there is less reliable, objective data available. In addition, a Fund’s ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality securities.

High yield securities include (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by emerging credit companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, at times there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Funds accrue income on these securities prior to the receipt of cash payments. The Funds must distribute substantially all of their income to shareholders to qualify for the favorable tax treatment afforded RICs and their shareholders under the Code and may, therefore, have to dispose of portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Models and Data Risk

An Adviser may utilize various proprietary quantitative models in connection with providing investment management services to a Fund. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified

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opportunities may lead to substantial loss. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for a Fund. Investments selected using the models may perform differently than expected as a result of, among other things, the market factors used in creating models, the weight given to each such market factor, changes from the market factors’ historical trends and technical issues in the construction and implementation of the models (e.g., data problems, and/or software issues). An Adviser’s judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance.

Mortgage-Backed Securities Risks

Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

Credit and Market Risks of Mortgage-Backed Securities. Investments by the Funds in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support, or that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities. An investment in a privately issued mortgage-backed security is generally less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency or sponsored corporation.

Mortgage-backed securities may be structured similarly to CDOs and may be subject to similar risks. See “— Collateralized Debt Obligations Risk” in the Prospectus and SAI for more information. For example, the cash flows from the collateral underlying the mortgage-backed security may be split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Interest holders in senior tranches are entitled to the lowest interest rates but are generally subject to less credit risk than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying mortgage loan default. If some loans default and the cash collected by the issuer of the mortgage-backed security is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will generally be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool.

The residential mortgage market in the United States has experienced difficulties at times, and the same or similar events may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increased in the last recession and potentially could begin to increase again. A decline in or flattening of housing values (which was experienced recently and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or

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bankruptcy. Reduced investor demand for mortgage-related securities has resulted and again may result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for a Fund. It is possible that such limited liquidity in secondary markets could return and worsen.

Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. Many so-called sub-prime mortgage pools have become distressed during periods of economic distress and may trade at significant discounts to their face value during such periods.

Additionally, mortgage lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors may result in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may contribute to higher delinquency and default rates on mortgage loans. Tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may contribute to a reduction in the prepayment rate for mortgage loans generally. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

Mortgage loans may experience greater rates of delinquency and foreclosure due to underwriting standards. These mortgage loans may not meet the sponsor’s general underwriting policies for prime mortgage loans due to borrower credit characteristics. In addition, the underwriting program may permit less restrictive underwriting criteria as compared to general underwriting criteria, including additional types of mortgaged properties, categories of borrowers and/or reduced documentation requirements, such as no verification of income or no verification of assets. As a consequence, delinquencies, foreclosures and cumulative losses may be expected to be greater with respect to these mortgage loans than with respect to mortgage loans originated in conformity with the general underwriting standards. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. See “—Collateralized Debt Obligations” above for a discussion of investments in structured products with multiple tranches. The U. S. Government conservatorship of Freddie Mac and Fannie Mae in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally. In addition, there may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Fund’s assets.

The FHFA, as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

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Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of such investments. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency or sponsored corporation. Because mortgage-backed securities have the potential to be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that a Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

Commercial Mortgage-Backed Securities (“CMBS”) Risks. CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment, Extension, and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have often paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser

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rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

Stripped Mortgage Securities. Part of the investment strategy of the Funds may involve the purchase of interest-only or principal-only Stripped Mortgage Securities. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters and Related Securities Risk. Investments in inverse floaters and similar instruments expose a Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The effect of the reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose a Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

Mortgage Dollar Rolls

Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under an agreement may decline below the price of the security the Fund sold for immediate settlement. Mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by a Fund. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings.

Operational and Information Security Risks

The Funds and their service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to a Fund. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its Adviser, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Funds and their shareholders. For instance, cyber-attacks or other operation issues may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Funds also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Similar types of risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. In addition, cyberattacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. In addition, the adoption of work-from-home arrangements by the Funds, the Advisers or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds, the Advisers or their service providers more susceptible to operational disruptions, any of

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which could adversely impact their operations. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different or unknown threats or risks may emerge in the future. The Advisers and the Funds do not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Advisers or the Funds.

Options Transactions

The effective use of options depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a covered put or call writer would be unable to utilize the amount held in cash, U.S. Government Securities, or other liquid securities as security for the option for other investment purposes until the exercise or expiration of the option.

A Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

In addition, the hours of trading for options may not conform to the hours during which securities held by a Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, a Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write (sell) or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

See also “Counterparty Risk” and “Clearing Broker and Central Clearing Counterparty Risk” in this SAI.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of an option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate

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its obligation under the option and must deliver the underlying security or the contract value of the relevant index at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or the value of the index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or securities, the price of the put or call option may move more or less than the price of the related security or securities.

Investments in options are also subject to the risks described under “Counterparty Risk” in this SAI. To the extent that a Fund utilizes unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

See also “Risks Arising From Government Regulation of Derivatives” in this SAI.

Preferred Securities Risk

In addition to many of the risks associated with both debt securities (e.g., interest rate risk and credit risk) and common shares or other equity securities (see “Investment Practices—Equity Securities” above), preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities also may contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments. If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities.

Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Privately Held Companies and Private Funds Risk

Investments in privately-held companies and private funds may present greater opportunity for growth, but there are significant risks associated with these investments. Many privately-held companies and the companies in which private funds invest may be smaller firms with less experienced management, limited product lines, undeveloped markets, limited financial resources, and a limited or no history of profits. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.

In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the business concepts of those companies are generally unproven, the companies have little or no track record, and the companies are more vulnerable to competition, technological advances and changes in market and economic conditions. Since privately-held companies do not file periodic reports with the SEC, there is less publicly available information about them than about other companies. A Fund may invest in privately-held companies and private funds that have already received funding from other sources. There may be significant competition for these types of investments, and the economic terms that a Fund would obtain from these companies and private funds may be less favorable than if a Fund had invested earlier. Moreover, a Fund’s ability to realize value from an investment in a privately-held company (or a private fund’s investment in a privately-held company)

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may be dependent upon the successful completion of the company’s IPO or the sale of the company to another company, which may not occur, if at all, for an extended period of time.

Investments in privately-held companies and private funds may be illiquid and a Fund may only be able to sell its holding in a privately-held company or private fund, if at all, at a price significantly below what the Adviser believes is its intrinsic value.

Ratings Categories – Use of Credit Ratings by the Funds

A description of the rating categories as published by Moody’s and S&P is set forth in the Appendix to this SAI. (Other NRSROs use different categorizations, which may also be utilized by the Funds.) Ratings assigned by Moody’s, S&P or other NRSROs to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular issuer does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although a Fund’s portfolio managers may consider credit ratings in making investment decisions, they typically perform their own investment analysis. There is no assurance that a rating assigned initially will not change.

When an investment is rated by more than one NRSRO, the Adviser will utilize the highest credit rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of a Fund’s assets in securities rated investment grade) except where a Fund has a policy to invest a certain minimum percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest credit rating that applies to that investment.

Reinvestment Risk

Income from a Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund’s shares.

Reliance on the Adviser

Each Fund’s ability to achieve its investment objective is dependent upon an Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

Repurchase Agreements

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement. See also “Counterparty Risk” and “Risks Arising From Government Regulation of Derivatives” in this SAI.

Restricted Securities, Rule 144A/Regulation S Securities Risk

A Fund may hold securities that the Fund is prevented or limited by law or the terms of an agreement from selling (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility. For example,

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Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers (or other purchasers qualified to buy such securities) interested in purchasing such securities.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to be entitled to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk; a Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement. Reverse repurchase agreements are considered borrowings by the Fund.

A Fund’s use of reverse repurchase agreements, dollar rolls and similar transactions is subject to the risk that the market value of the securities that a Fund is obligated to purchase or repurchase under the agreement may decline below the purchase or repurchase price. A Fund’s use of such agreements also subjects the Fund to the risks described under “Counterparty Risk” in this SAI. For example, in the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase or repurchase the securities. See also “Risks Arising From Government Regulation of Derivatives” in this SAI.

Risks Arising From Government Regulation of Derivatives

U.S. and non-U.S. legislative and regulatory reforms, including the Dodd-Frank Act, have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements for certain types of swap contracts and other derivatives. For example, rules under the Dodd-Frank Act require certain over-the-counter derivatives, including certain interest rate swaps and certain index credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for a Fund. In addition, the U.S. government and the EU have adopted mandatory minimum margin requirements for uncleared derivatives, which will require a Fund to provide more margin for its derivatives, and therefore make derivative transactions more expensive. Because these requirements are relatively new and evolving, their ultimate impact remains unclear. Such regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner the Adviser might otherwise choose.

In November 2019, the SEC re-proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The ultimate impact, if any, of the new rule remains unclear, but if adopted as proposed, the rule would, among other things, require that a Fund limit derivatives exposure through one of two value-at-risk tests, eliminate the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and related SEC staff guidance, and require a Fund entering into reverse repurchase agreements (or other similar financing transactions) to count its exposure under such agreements and transactions towards its required asset coverage requirement under Section 18 of the 1940 Act. A Fund would be required to adopt and implement a derivatives risk management program. If a Fund’s derivatives usage is maintained at minimal levels, however, it would not be subject to the full requirements under the rule. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions. These limitations may substantially curtail a Fund’s ability to use derivative instruments and inhibit the Adviser’s ability to establish what it views as the optimal investment exposure for a Fund. If the proposed rule is adopted, a Fund might not be able to use derivative instruments, reverse repurchase agreements and other transactions to the same extent as if the current regulatory structure had remained in place, and the ability of the Adviser to pursue a Fund’s investment objective as currently anticipated, and the Fund’s investment performance, might be adversely affected.

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Risks of Unrated Securities

Each Fund may purchase unrated securities (which are not rated by a rating agency) unless prohibited by its investment policies. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. To the extent that a Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

Sector Risk

The risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of a portfolio manager’s choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors. Specific types of sector risk include the following:

Financial Services Risk: A Fund may invest a significant portion of its assets in the financial services sector or may engage in transactions with one or more counterparties in the financial services sector. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and the types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios. Financial losses associated with investment activities can negatively impact the sector, especially when financial services companies are exposed to financial leverage. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Natural Resource Risk: A Fund may invest in companies that derive their value from natural resources, and therefore may be particularly subject to risks affecting those companies. Natural resources may include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities.

Natural resource prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in a limited number of natural-resource-producing countries may have a direct effect on the commercialization of natural resources, and consequently, on their prices. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia.

Securities Lending

Each Fund may lend portfolio securities with a value up to 33 1/3% of its total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. Also, there is the risk that the value of the investment of the collateral could decline causing the Fund to lose money. In addition, as with other extensions

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of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. See also “Counterparty Risk” and “Risks Arising From Government Regulation of Derivatives” in this SAI.

New regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements in the event the counterparty or its affiliate becomes subject to a resolution or insolvency proceeding.

Service Providers

The Funds may be subject to credit risk with respect to their custodian as well as any sub-custodian in the Funds’ custodian’s global network. The Funds could be adversely affected in the event of a custodian’s or sub-custodian’s bankruptcy, financial insolvency or financial distress. Even if a Fund’s custodian or sub-custodian does have sufficient assets to meet all claims, which may not always be the case, there could still be a delay before the Fund receives assets to satisfy the Fund’s claims. Market fluctuations during any period of delay could adversely affect the performance of a Fund if the Fund is unable to dispose of a security being held by the custodian. In addition, in the event of the insolvency or bankruptcy of the Funds’ administrator, transfer agent or custodian there are likely to be operational and other delays and additional costs and expenses associated with changes in service provider arrangements that could adversely affect the Funds. The Funds could also be adversely affected by the misfeasance of their custodian, sub-custodians, or other service providers. The Funds are also subject to the risk of loss caused by inadequate procedures and controls, human error, and system failures by a service provider to it or an issuer of a portfolio security, each of which may negatively affect a Fund’s performance. In addition, a service provider may be unable to provide a NAV for a Fund or share class on a timely basis.

Small Companies Risk

Investing in small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Structured Products and Structured Notes Risk

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. “Structured Products and Structured Notes Risk” refers to the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations.

Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or

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referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. A Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other portions of this SAI provide more information about these specific structured products.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor, when the return of the structured note is based on the movement of one or more factors, may cause significant price fluctuations. Additionally, changes in the value of the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, a Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

Temporary Defensive Strategies

When attempting to respond to adverse market, economic, political, or other conditions, a Fund may take temporary defensive positions that may be inconsistent (including materially inconsistent) with such Fund’s principal investment strategies. The Adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s exposure to such adverse conditions under the circumstances. In implementing these strategies, a Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, derivative instruments, cash or money market instruments (including, money market funds), or any other securities or instruments that the portfolio manager(s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, a Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. A Fund may also use derivatives, such as futures contracts, interest rate swaps, and credit default swaps, as an efficient means to adjust the Fund’s interest rate, credit, and other exposures in connection with taking such temporary defensive positions. During periods when a Fund has taken temporary defensive positions, a Fund may not achieve its investment objective.

U.S. Government Securities Risk

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S.

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Government securities. No assurance can be given that the U.S. Government will provide financial support to its agencies and sponsored entities if it is not obligated by law to do so.

In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect a Fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Funds and the Funds themselves. The Advisers cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Funds’ portfolios. The Advisers may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

An Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments. In recent periods, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.

Risks of Zero-Coupon Bonds

Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities and certain derivatives) by the average market value of that Fund. The Advisers manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income and gains available for distribution to its shareholders. Each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Fund’s Adviser, it is in the best interest of the Fund to do so, for example, because an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains, including short-term capital gains taxable as ordinary income when distributed to taxable shareholders, or losses and could result in a high portfolio turnover rate during a given period. Transactions in equity securities typically involve the payment of brokerage commissions, which are borne by the Funds and negatively affect a Fund’s performance. Debt securities are normally traded on a principal basis, involving a mark-up or mark-down of the price which is an indirect transaction cost, and therefore the Funds incur transaction costs when trading them. Its costs are incorporated in purchase or sale prices and negatively affect the Funds’ performance.

The portfolio turnover rates of the Funds for the fiscal years ended March 31, 2019 and March 31, 2020 are as follows:

Fund	2019	2020
Total Return Bond Fund	28%	31%
Core Fixed Income Fund	66%	43%
Emerging Markets Fixed Income Fund	66%	37%

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Fund	2019	2020
Low Duration Bond Fund	54%	60%
Floating Rate Fund	88%	58%
Flexible Income Fund	44%	41%
Low Duration Emerging Markets Fixed Income Fund	42%	65%
Long Duration Total Return Bond Fund	25%	40%
Global Bond Fund	24%	21%
Ultra Short Bond Fund	128%(1)	60%
Infrastructure Income Fund	15%	10%
Income Fund	N/A(2)	33%(4)
Multi-Asset Growth Fund	45%	13%
Strategic Commodity Fund	0%	0%
Shiller Enhanced CAPE®	55%	62%
Shiller Enhanced International CAPE®	72%	48%
Colony Real Estate and Income Fund	70%(3)	100%

(1)	Flows of subscriptions and redemptions required increased trading and portfolio restructuring.
(2)	Commencement of operations was September 3, 2019.
(3)	For the period of operations from December 17, 2018 through March 31, 2019.
(4)	For the period of operations from September 3, 2019 through March 31, 2020.

DISCLOSURE OF PORTFOLIO INFORMATION

Beginning with the month ended July 31, 2020, it is the policy of the Trust to disclose an unaudited listing of their portfolio of investments as of month-end (“Portfolio Holdings”). Such information is posted on the Funds’ website, typically beginning on the 30th calendar day after the end of the month (or, if not a business day, the next business day thereafter). After such information is posted on the Funds’ website, it is then also available to shareholders and others upon request to the Funds. Shareholders and others who wish to obtain Portfolio Holdings for a particular month (only after such information is posted on the Funds’ website) may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific Time, Monday through Friday. Requests for Portfolio Holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted. After a Fund’s Portfolio Holdings have been published on the Funds’ website or have otherwise become publicly available (e.g., by a required filing with the SEC), there are no limits on the dissemination of the information.

In addition, the Funds may disclose on a selective basis Portfolio Holdings at any time to analysts, ratings agencies, outside fund evaluators and data aggregators such as, but not limited to, Morningstar, Lipper, Bloomberg and Standard and Poor’s. Fund officers and their designees may release the Funds’ non-public Portfolio Holdings if (i) there is a legitimate business purpose for doing so and (ii) the recipient agrees to treat such non-public Portfolio Holdings as confidential or is otherwise subject to a duty of confidentiality (provided that analysts and rating agencies may publish portfolio positions upon the consent of authorized personnel, under circumstances where such personnel determine that such information is publicly available through the Funds’ website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of a Fund.

In addition, Portfolio Holdings are provided or otherwise available on a real-time basis to third-party service providers of the Funds (and their personnel) who require the information to provide services to the Funds, including: an Adviser; the Funds’ custodian, U.S. Bank National Association; pricing service providers, including Thomson Reuters/Lipper, Vickers Stock Research, and CapitalBridge (formerly Citigate Financial); liquidity risk management program service providers,

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including ICE Data Pricing & Reference Data, LLC; broker-dealers who facilitate the Funds’ trading; creditors or securities lending agents (if any); the Funds’ accountant and administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services; auditors, including the Funds’ Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP; and Ropes & Gray LLP, counsel to the Funds. Portfolio Holdings of Shiller Enhanced CAPE® and Shiller Enhanced International CAPE® are also provided or otherwise available on a real-time basis to the sponsor of the Shiller Barclays CAPE® US Sector TR Return Index and Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index, Barclays Bank PLC, to allow the sponsor to oversee compliance with the terms of the license or trading arrangements between the sponsor and the Funds’ Adviser relating to the Fund. Portfolio Holdings of the Colony Real Estate and Income Fund are also provided or otherwise available on a real-time basis to the sponsor of the Colony Capital Fundamental US Real Estate Index, Barclays Index Administration, a function within the investment bank of Barclays Bank PLC, to allow the sponsor to oversee compliance with the terms of the license or trading arrangements between the sponsor and DoubleLine Alternatives relating to the Fund. KPMG, LLP (“KPMG”), and its investment adviser, Goldman Sachs Asset Management, L.P., receive certain non-public portfolio holdings information regarding certain Funds in which KPMG employee retirement plans and their related persons invest, which supports KPMG’s ability to assess its compliance with independence-related requirements applicable to it as an independent public accountant or auditor.

The Trust’s Chief Compliance Officer or other authorized personnel provide periodic reports to the Trust’s Board of Trustees regarding the operation of the Trust’s policy in respect of Portfolio Holdings information and disclosures made pursuant to it.

No compensation is received by the Funds or the Advisers in connection with the disclosure of Portfolio Holdings.

The Advisers provide advisory services to accounts other than the Funds, including other pooled investment vehicles, separate accounts and other accounts. Such accounts are not governed by this policy and some accounts may not be subject to any portfolio holding disclosure policies and procedures similar to those described above. Some of those other accounts may have investment policies and holdings substantially similar to a Fund and have access to information regarding the holdings of their accounts, including in some cases in real time. Other accounts, such as exchange-traded funds, may be subject to obligations to make their portfolio holdings available daily. In addition, the Advisers may make available information regarding portfolio metrics, model portfolios, or other potential holdings of accounts to prospective clients, clients, and their advisers or consultants in response to requests for proposal or otherwise as part of their marketing efforts of accounts or investment vehicles that may have investment strategies substantially similar to those of a Fund.

For requests for publicly-available portfolio holdings information as of June 30, 2020, please contact the Funds at no charge at 877-DLine11 (877-354- 6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific Time.

BROKERAGE, ALLOCATION AND OTHER TRADING PRACTICES

Each Adviser is responsible for the placement of the Funds’ portfolio transactions and, with respect thereto, the negotiation of prices, brokerage commissions, if any, and mark-ups and mark-downs or spreads on principal transactions. The Advisers may also purchase securities on behalf of the Funds in underwritten offerings at fixed prices that include discounts to underwriters and/or concessions to dealers.

In placing a portfolio transaction, each Adviser seeks to achieve best execution. This means that, in selecting broker-dealers to execute portfolio transactions for the Funds, each Adviser seeks to select broker-dealers that will execute securities transactions in a manner such that the total cost or proceeds of each transaction is the most favorable under the circumstances. This does not mean, however, that portfolio transactions are always executed at the lowest available commission or spread, and an Adviser may effect transactions that cause a Fund to pay a commission or spread in excess of a commission or spread that another broker-dealer would have charged if the Adviser determines that, notwithstanding such commission or spread, such transaction is in the Fund’s best interest. In making this determination, the Adviser may take a variety of factors into consideration, including, without limitation, (i) execution quality in light of order size, difficulty of execution and other relevant factors; (ii) associated expenses and costs; (iii) the quality, reliability, responsiveness and value of the provided services; (iv) the operational compatibility between the broker-dealer and the Adviser; (v) the broker-dealer’s safety and soundness; and (vi) the provision of research and brokerage products and services. The provision of research and brokerage products and services is not typically considered in respect of transactions by the DoubleLine Funds when trading fixed income securities.

From time to time, each Adviser receives unsolicited research from various brokers, which may or may not be counterparties to trades placed on behalf of clients. While the Advisers may review and consider certain of the research

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received, the provision of unsolicited research does not factor into the Advisers’ broker selection process with respect to trading fixed-income securities. Research services include items such as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy and various trading and quotation services. Such services also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. These services also include recommendations as to purchase and sale of individual securities and timing of transactions.

Investment decisions for the Funds and for the other investment advisory clients of the Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds also may be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which an Adviser, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by an Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to the Adviser’s trade allocation policy that is designed to ensure that all accounts, including the Funds, are treated fairly and equitably over time.

As of the date of this SAI, the Advisers do not expect to cause the Funds to pay brokers or dealers amounts of commissions for effecting portfolio investment transactions that are in excess of the amount of commission that another broker or dealer would have charged for effecting transactions to compensate the brokers or dealers for “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to accumulate credits to purchase such services. The Advisers may modify their practice in this regard without prior notice to shareholders and, in the event the Advisers do so, the following disclosure regarding such practices shall apply.

As permitted by Section 28(e) of the Exchange Act, each Adviser may, on behalf of a client, pay a broker or dealer, including those acting in the capacity of a futures commission merchant, that provides “brokerage and research services” (as defined in the Exchange Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the client and to other client accounts over which the Adviser exercises investment discretion. Such research services include proprietary research created internally by a broker or by a third-party provider (and made available to an Adviser by a broker) such as, for example, individual stock information and research, industry and sector analysis, trend analysis and forecasting, discussions with individual stock analysts, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, specific information about local markets and applicable regulations, economic trends, and other matters. In addition, a broker may accumulate credits for an Adviser’s account and use them to purchase brokerage and research services at the Adviser’s discretion and based on the Adviser’s determination of the relative benefits of the various services available for purchase. These arrangements are commonly known as “commission sharing arrangements.” Accordingly, an Adviser’s clients may be deemed to be paying for research and these other services with “soft” or commission dollars. Research furnished by brokers or dealers or pursuant to credits accumulated at brokers or dealers through commission sharing arrangements may be used in servicing any or all of the Advisers’ clients and may be used for client accounts other than those that pay commissions to the broker or dealer providing the research. An Adviser also may receive soft dollar credits based on certain “riskless” principal securities transactions with brokerage firms. With respect to certain products and services used for both research/brokerage and non-research/brokerage purposes, an Adviser generally allocates the costs of such products and services between their research/brokerage and non-research/brokerage uses, and generally uses soft dollars to pay only for the portion allocated to research/brokerage uses. Examples of products and services used for non-research/brokerage purposes (and not paid for with soft dollars) include equipment and exchange data (e.g., quotes, volume). Some of these services may be of value to the Advisers and their related parties in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because an Adviser or its related parties receive these services even though the Adviser might otherwise be required to purchase some of these services for cash. An Adviser’s authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

An Adviser’s relationships with brokerage firms that provide soft dollar services to the Adviser (including brokerage firms that participate in commission sharing arrangements) may influence the Adviser’s judgment and create conflicts of interest, both in allocating brokerage business between firms that provide soft dollar services and firms that do not, and in allocating the costs of mixed-use products between their research and non-research uses. When an Adviser uses client brokerage

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commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for such research, products, or services. As such, that Adviser has an incentive to select or recommend a broker-dealer based on the Adviser’s interest in receiving the research or other products or services, rather than on the Adviser’s clients’ interest in receiving most favorable execution. Client trades executed through these brokers or any other brokerage firm may not be at the lowest price otherwise available. Each Adviser maintains policies and procedures designed to address such conflicts of interest.

Aggregated Transactions. In an effort to achieve efficiencies in execution and reduce trading costs, an Adviser and its related parties may, but will not necessarily, aggregate securities transactions on behalf of a number of accounts, including accounts of the Funds, at the same time. In addition, an Adviser may execute securities transactions alongside or interspersed between aggregated orders when the Adviser believes that such execution will not interfere with its ability to execute in a manner believed to be most favorable to its clients as a whole. An Adviser may exclude trades for accounts that direct brokerage or that are managed in part for tax considerations from aggregate orders.

When executing aggregate orders, trades will be allocated among accounts using procedures that an Adviser considers to be reasonably designed to be non-preferential and fair and equitable over time. This may include making the allocation on a pro rata basis or on a non-pro rata basis based on various factors, including liquidity requirements, reserves and cash flow considerations; diversification requirements; portfolio duration; amount of capital available for investment by a client, including new clients, as well as projected future capacity for investment; variance of the portfolio from models, target weights or indexes; risk management considerations; the size of the investment relative to the size of the account; client-specific industry and other allocation targets, including each account’s target average credit quality, liquidity, sector targets, and composition; minimum and maximum investment size requirements; tax considerations; legal, contractual, or regulatory constraints specific to or imposed by a client; and any other relevant limitations imposed by or conditions set forth in the applicable offering or other organizational documents of a client.

An Adviser shares allocations of public offerings and other desirable but limited opportunities to buy or sell securities in a manner that the Adviser considers reasonably designed to be non-preferential and fair and equitable over time, such that no account or group of accounts receives consistently favorable or unfavorable treatment. Generally, such allocations will be made after taking into account cash availability and need, suitability, investment objectives and guidelines and other factors deemed appropriate in making investment allocation decisions for each client. Shares obtained in IPOs will be allocated using these criteria unless the number of shares made available to the Adviser is de minimis, in which case, the shares will be allocated among the eligible accounts based on the Adviser’s assessment of the circumstances.

In addition, and particularly with respect to fixed-income securities, if a small amount of an investment is allocated to an Adviser, the Adviser may allocate it disproportionately, taking into consideration lot size, existing or targeted account weightings in particular securities and/or sectors, account size, diversification requirements and investment objectives/restrictions.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the periods indicated. Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds’ investment teams in response to market conditions, changes in the total assets of a Fund, and/or a determination by the Adviser to engage in brokerage practices as described above.

	Total Brokerage Commissions

Fund(1)	March 31, 2018	March 31, 2019	March 31, 2020

Total Return Bond Fund	$0	$0	$136,200(2)

Core Fixed Income Fund	$549	$39	$0

Emerging Markets Fixed Income Fund	$0	$0	$0

Low Duration Bond Fund	$0	$0	$0

Floating Rate Fund	$0	$0	$0

Flexible Income Fund	$19	$4	$0

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	Total Brokerage Commissions

Fund(1)	March 31, 2018	March 31, 2019	March 31, 2020

Low Duration Emerging Markets Fixed Income Fund	$0	$0	$0

Long Duration Total Return Bond Fund	$0	$6,878	$7,781

Global Bond Fund	$0	$0	$0

Ultra Short Bond Fund	$0	$0	$0

Infrastructure Income Fund	$1,972	$0	$0

Income Fund	N/A	N/A	$0

Multi-Asset Growth Fund	$31,458	$31,206	$23,120

Strategic Commodity Fund	$0	$0	$0

Shiller Enhanced CAPE®	$0	$0	$190

Shiller Enhanced International CAPE®	$0	$0	$0

Colony Real Estate and Income Fund	N/A	$0	$0

(1) The Colony Real Estate and Income Fund commenced operations on December 17, 2018. The Income Fund commenced operations on September 3, 2019.

(2) The commissions for the Total Return Bond Fund increased due to increased brokerage commissions with respect to futures contracts.

Certain diligence-related transaction costs. The Adviser may aggregate a Fund’s order for an investment in, or sale of, an interest in certain instruments, including, for example, a subordinated tranche CMBS, including investments at original issuance, or certain loan instruments, with orders of one or more other DoubleLine Funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including any Funds, participating in the aggregated transaction pro rata based on the size of the accounts considering the investment opportunity or the amount of investment made by each account participating in the transaction. Each Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including each Fund. For example, where the Adviser aggregates a Fund’s order for an investment in, or sale of, an interest in a subordinated tranche CMBS with orders of one or more other DoubleLine Funds or other DoubleLine accounts, a Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees approval of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to a transaction on behalf of a Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of a participating Fund from that Fund at a later date. A Fund may incur diligence-related expenses in connection with the evaluation of investment opportunities that the Adviser ultimately determines not to pursue on behalf of the Fund. In some cases, the diligence- or structuring-related expenses that would otherwise be incurred by a Fund or the Adviser may be borne by the sponsor or seller of an investment.

Regular Broker-Dealers. As of the close of the fiscal year ended March 31, 2020, the Funds listed below owned securities of their regular broker-dealers as defined by Rule 10b-1 under the 1940 Act. (Generally, a regular broker or dealer of an investment company is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from participating in portfolio transactions, engaged as principal in the largest dollar amount of portfolio transactions, or sold the largest dollar amount of portfolio securities during the Fund’s most recent fiscal year).

Fund/Regular Broker-Dealer	Aggregate Amount of Holdings

Core Fixed Income
Citigroup Inc.	$22,364,927
Goldman Sachs Group Inc.	18,296,989

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Fund/Regular Broker-Dealer	Aggregate Amount of Holdings
Bank of America Corp.	15,475,344
Barclays PLC	15,429,441
Morgan Stanley & Co., Inc	15,340,940
Credit Suisse Group AG	13,365,658

Low Duration Bond Fund
Citigroup, Inc	$12,942,496
Barclays Bank PLC	12,584,736
Wells Fargo Bank NA	12,545,796
Goldman Sachs Group Inc.	12,351,820
Morgan Stanley & Co., Inc	11,053,250
HSBC Holdings PLC	5,678,419
JP Morgan Chase & Co.	5,625,324
Credit Suisse Group AG	5,414,329
Bank of America Corp.	3,120,542

Low Duration Emerging Markets Fixed Income Fund
Banco Santander	$232,864

Ultra Short Bond Fund
Wells Fargo Bank NA	$6,454,723
JP Morgan Chase & Co.	3,414,834
Goldman Sachs Group Inc.	3,405,508
Bank of America Corp.	3,392,640
Barclays Bank PLC	2,992,091
Mizuho Financial Group	2,888,654
Toronto-Dominion Bank	2,530,178
Citigroup, Inc.	1,919,156
Mitsubishi	3,112,632
RBC	3,110,822

Strategic Commodity Fund
Barclays Capital, Inc.	$9,880,075

Shiller Enhanced CAPE®
Bank of America/Merrill Lynch	$281,257,861
BNP Paribas Brokerage Services, Inc.	271,797,014
Barclays Bank PLC	248,067,932
Morgan Stanley & Co., Inc	12,637,988
Citigroup, Inc.	9,279,892
Credit Suisse Group AG	5,564,604

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Fund/Regular Broker-Dealer	Aggregate Amount of Holdings
HSBC Holdings PLC	5,402,196

Shiller Enhanced International CAPE®
BNP Paribas Brokerage Services, Inc.	$4,849,377
Barclays Capital, Inc.	2,942,638

Colony Real Estate and Income Fund
BNP Paribas Brokerage Services, Inc.	$11,284,489
Barclays Capital, Inc.	6,058,800
Citigroup, Inc.	312,447

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust (the “Board” or the “Trustees”) consists of five Trustees, three of whom are not considered to be “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by each Fund’s Adviser and other service providers to the Trust. Each Adviser and the Trust’s administrator are responsible for the day-to-day management and administration of the Trust.

The Chairman of the Board, Mr. Jeffrey E. Gundlach, also serves as Chief Executive Officer and Chief Investment Officer of DoubleLine Capital. Mr. Gundlach is an interested person of the Trust. Mr. Ronald R. Redell serves as a Trustee and is an interested person of the Trust. He serves as President of the Trust and President of DoubleLine Group LP.

Mr. Raymond B. Woolson serves as the lead Independent Trustee of the Trust. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management or the Funds’ administrator are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board of Trustees, including fund governance, fund management, and leadership issues, and are advised by independent legal counsel. Mr. Woolson serves as Chair for those meetings.

The Board has an Audit Committee consisting of the Trustees who are Independent Trustees. Mr. Woolson serves as the Chairman of the Audit Committee. The Audit Committee’s other members are Messrs. Ciprari and Salter. The Audit Committee makes recommendations to the Board concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting and financial reporting requirements of the 1940 Act. During the fiscal year ended March 31, 2020, the Audit Committee met four times.

The Board has a Qualified Legal Compliance Committee (“QLCC”), consisting of Messrs. Ciprari, Salter, and Woolson. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by a Fund or by any officer, director, employee, or agent of a Fund. The QLCC did not meet during the fiscal year ended March 31, 2020.

The Board has a Nominating Committee consisting of the Trustees who are Independent Trustees. The members of the Nominating Committee are Messrs. Ciprari, Salter, and Woolson. The Nominating Committee makes recommendations to the Board regarding nominations for membership on the Board as an independent trustee. Based on, among other things, information provided by management of the Trust, the Nominating Committee periodically reviews trustee compensation and recommends any changes it deems appropriate to the Independent Trustees. The Nominating Committee will also consider potential trustee candidates recommended by shareholders provided that the proposed candidates satisfy the trustee qualification requirements provided in the Trust’s Declaration of Trust, as amended, and the Trust’s other governing documents. The Nominating Committee met one time during the fiscal year ended March 31, 2020.

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Although not a Committee of the Board, each Fund has a Valuation Committee that, among other things, implements or oversees certain aspects of the Funds’ Pricing and Valuation Policy. The Valuation Committee consists of one or more persons, typically employees of the Adviser(s), who have been authorized by the Board to make fair value determinations on a day-to-day basis with respect to Fund holdings when market prices are not readily available or are considered unreliable in accordance with Board approved valuation procedures.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees on the Board lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that its Trustees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Trust’s Advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee other than Messrs. Gundlach and Redell, his status as an Independent Trustee. In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee: Mr. Ciprari, significant experience serving in the investment banking industry and as a senior executive at an investment bank; Mr. Salter, significant experience and familiarity with securities markets and financial matters generally; Mr. Woolson, significant financial consulting, fund accounting, and fund administration experience; Mr. Gundlach, significant experience and service in the investment management industry and as a senior executive at an investment advisory firm; and Mr. Redell, significant experience and service in the investment management industry as a senior executive at an investment advisory firm, significant experience and service as a trustee of DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund, and the Independent Trustees’ experience working with Mr. Redell in those capacities. References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust, including (i) the extensive oversight provided by the Adviser, of which Mr. Redell is an executive; (ii) the substantial investment experience of Mr. Gundlach; (iii) the substantial industry leadership experience of Mr. Redell; (iv) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are interested persons of the Trust; and (v) the leadership role of the lead Independent Trustee. The Board expects to review its structure on an annual basis.

In its oversight role, the Board and/or its Committees receive and review reports from the relevant Funds’ officers, including, but not limited to, the President, Chief Compliance Officer and Treasurer, DoubleLine portfolio management personnel and other senior personnel of the Funds’ Advisers, the Funds’ independent registered public accounting firm, and the Funds’ third-party service providers with respect to a variety of matters, including matters that relate to the operations of the Funds, including related risks.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. Each Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. Under the general oversight of the Board or the applicable Committee of the Board, the Trust, and each Adviser and other service providers to the Trust employ a variety of processes, procedures, and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Board recognizes, however, that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice.

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The name, year of birth, and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the fund complex overseen and the other directorships held by each Trustee. The business address for each Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Independent Trustees

Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Joseph J. Ciprari 1964	Trustee	Indefinite/ Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	22	None
John C. Salter 1957	Trustee	Indefinite/ Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	22	None
Raymond B. Woolson 1958	Trustee	Indefinite/ Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	22	Independent Trustee, Advisors Series Trust (an open-end investment company with 37 portfolios)(2)

(1)

The term “Fund Complex” as used herein includes the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund, and two additional series of DoubleLine Funds Trust, one of which is offered through a separate statement of additional information and the other of which is a registered investment company whose shares are offered on a limited basis and through separate offering materials.

(2)	Quasar Distributors, LLC serves as the principal underwriter of each of the Funds and of Advisors Series Trust.

Interested Trustees

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of an Adviser and hold direct or indirect ownership interests in DoubleLine Capital and DoubleLine Alternatives. Additionally, Mr. Redell is an officer of the Trust.

Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Jeffrey E. Gundlach 1959	Trustee	Indefinite/ Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	19	None

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Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Ronald R. Redell 1970	President and Trustee	Indefinite/ President Since Inception and Trustee Since January 2019	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Yield Opportunities Fund (since November 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019) and Executive (from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	22	None
(1)

The term “Fund Complex” as used herein includes the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund, and two additional series of DoubleLine Funds Trust, one of which is offered through a separate statement of additional information and the other of which is a registered investment company whose shares are offered on a limited basis and through separate offering materials.

Equity Ownership of Trustees in the Funds

The Trustees owned the following dollar ranges of equity securities in the Funds shown in the table below as of the end of the most recently completed calendar year. The table includes, as applicable, securities in which each Trustee holds an economic interest through their deferred compensation plan.

Fund Shares Owned by Trustees as of December 31, 2019.

Amount Invested Key
A. $0
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. over $100,000

Dollar Range of Equity Securities Owned in the Funds
	Independent Trustees			Interested Trustees
FUND NAME	Joseph J. Ciprari	John C. Salter	Raymond B. Woolson	Jeffrey E. Gundlach	Ronald Redell

Total Return Bond Fund	A	C	C	E	E

Core Fixed Income Fund	A	A	A	E	D

Emerging Markets Fixed Income Fund	A	A	A	E	C

Low Duration Bond Fund	A	E	A	A	D

Floating Rate Fund	A	A	A	A	C

Flexible Income Fund	A	A	A	A	D

Low Duration Emerging Markets Fixed Income Fund	A	A	A	A	A

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Dollar Range of Equity Securities Owned in the Funds
	Independent Trustees			Interested Trustees

FUND NAME	Joseph J. Ciprari	John C. Salter	Raymond B. Woolson	Jeffrey E. Gundlach	Ronald Redell
Long Duration Total Return Bond Fund	A	A	A	A	A
Strategic Commodity Fund	E	A	A	A	D
Global Bond Fund	A	A	A	A	A
Ultra Short Bond Fund	A	E	A	A	A
Infrastructure Income Fund	A	A	A	A	A
Income Fund	A	A	A	A	A
Multi-Asset Growth Fund	D	A	A	A	A
Shiller Enhanced CAPE®	A	A	C	A	D
Shiller Enhanced International CAPE®	A	A	A	A	E
Colony Real Estate and Income Fund	A	D	A	A	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)	E	E	C	E	E

(1)

The term “Family of Investment Companies” as used herein includes the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund and two additional series of DoubleLine Funds Trust, one of which is offered through a separate statement of additional information and the other of which is a registered investment company whose shares are offered on a limited basis and through separate offering materials.

Trustee Interest in Advisers, Distributor or Affiliates

As of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families own or have owned securities beneficially or of record in the Advisers, Quasar Distributors, LLC (the “Distributor”), or any related party of the Advisers or Distributor during the past two calendar years, as shown by the chart below. As of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families, have or had a direct or indirect interest, the value of which exceeds $120,000 in the Advisers, the Distributor, or any of their affiliates during the past two calendar years.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class

Joseph J. Ciprari	None	None	None	None	None

John C. Salter	None	None	None	None	None

Raymond B. Woolson	None	None	None	None	None

Trustee Material Interest in Any Transactions with Advisers, Distributor or Affiliates

During the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which an Adviser, the Distributor, or any affiliate of an Adviser or Distributor was a party.

Compensation of Independent Trustees

The following table shows the annual compensation paid to each Trustee who is not an employee of an Adviser or its affiliates or related parties for his services as Trustee of the Trust, DoubleLine Opportunistic Credit Fund, DoubleLine

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Income Solutions Fund, and DoubleLine Yield Opportunities Fund and, if applicable, the compensation paid to a Trustee for his service as the Audit Committee Chair and/or the lead Independent Trustee (such compensation being in addition to the fees received for serving on the Board) of the Board of the Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund. The Interested Trustees do not receive any compensation from the Funds for serving as Interested Trustee or officers of the Funds. Compensation is paid on a quarterly basis.

Position	Annual Compensation
Trustee	$396,500(1)
Audit Committee Chair	$21,600
Lead Independent Trustee	$25,000

(1)	The Board has determined to temporarily waive 10% of its fee with respect to DoubleLine Yield Opportunities Fund. Without this waiver, each Trustee’s annual compensation would have been $400,000.

The fees shown above are prorated among the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund, one additional series of DoubleLine Funds Trust, which is a registered investment company whose shares are offered on a limited basis and through separate offering materials, and any other series of DoubleLine Funds Trust whose shares are offered through a separate statement of additional information. The Funds will also reimburse the Trustees for travel and other out-of-pocket expenses incurred in connection with attending such meetings of the Trustees.

The Trust has adopted a deferred compensation plan that allows the Independent Trustees to defer payment of compensation earned to a future period. Any compensation deferred under the plan will earn an investment return based on the return of shares of one or more Funds designated by the Trustee in advance.

The following table shows the compensation paid to each Trustee by the Trust and the Fund Complex for the fiscal year ended March 31, 2020.

Aggregate Compensation from the Funds(1)
	Independent Trustees			Interested Trustees
FUND NAME	Joseph J. Ciprari	John C. Salter	Raymond B. Woolson	Jeffrey E. Gundlach(2)	Ronald Redell(3)
Total Return Bond Fund	$175,555	$175,555	$195,252	None	None
Core Fixed Income Fund	$40,428	$40,428	$44,963	None	None
Emerging Markets Fixed Income Fund	$3,895	$3,895	$4,332	None	None
Low Duration Bond Fund	$24,587	$24,587	$27,346	None	None
Floating Rate Fund	$1,275	$1,275	$1,418	None	None
Flexible Income Fund	$4,623	$4,623	$5,142	None	None
Low Duration Emerging Markets Fixed Income Fund	$743	$743	$826	None	None
Long Duration Total Return Bond Fund	$289	$289	$322	None	None
Global Bond Fund	$3,870	$3,870	$4,304	None	None
Ultra Short Bond Fund	$956	$956	$1,063	None	None
Infrastructure Income Fund	$1,803	$1,803	$2,005	None	None
Multi-Asset Growth Fund	$607	$607	$675	None	None
Strategic Commodity Fund	$1,498	$1,498	$1,666	None	None
Shiller Enhanced CAPE®	$22,932	$22,932	$25,505	None	None
Shiller Enhanced International CAPE®	$209	$209	$233	None	None
Colony Real Estate and Income Fund	$442	$442	$492	None	None
Income Fund	$115	$115	$128	None	None
Total Compensation from the Fund Complex Paid to Trustees(4)	$365,000	$365,000	$411,600	None	None

(1)	Includes amounts deferred as part of the Trust’s deferred compensation plan.

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(2)	Mr. Gundlach is an Interested Trustee of the Trust.
(3)	Mr. Redell is an Interested Trustee of the Trust.
(4)

The term “Fund Complex” as used herein includes the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund, and two additional series of DoubleLine Funds Trust, one of which is offered through a separate statement of additional information and the other of which is a registered investment company whose shares are offered on a limited basis and through separate offering materials.

Retirement Policy

The Trust has not adopted a retirement policy for their respective trustees.

Officers

The officers of the Trust who are not also trustees of the Trust are included in the table below. The business address for each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020

Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Capital (since January 2013). Formerly, Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019).

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018

Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017

Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2011; Indefinite/Secretary Since July 2018

Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Secretary, DoubleLine Income Solutions Fund (since July 2018); Secretary, DoubleLine Opportunistic Credit Fund (since July 2018); Secretary, DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012

Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012

Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012);

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).
Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012

Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017

Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	AML Officer and Vice President	Indefinite/AML Officer Since May 2016; Indefinite/Vice President Since May 2017

Anti-Money Laundering Officer and Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Anti-Money Laundering Officer, DoubleLine Funds Trust (since May 2016); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Equity LP and DoubleLine Alternatives (since March 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Legal/Compliance, Batterymarch Financial Management, Inc. (From June 2011 to December 2012).

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019

Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019

Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017); Fund Operations, PIMCO (from September 2007 to April 2014).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since January 2020

Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Assistant Treasurer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020

Vice President, DoubleLine Funds Trust (since January 2020); Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018). Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

Robert Herron, 1987	Vice President	Indefinite/Since June 2020	Vice President, DoubleLine Funds Trust (since June 2020); Vice President, DoubleLine Yield Opportunities Fund (since June 2020); Vice President, DoubleLine Income Solutions Fund (since June 2020); Vice President, DoubleLine

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Opportunistic Credit Fund (since June 2020). Risk Analytics Manager, DoubleLine Capital (since January 2017); Formerly, Risk Analytics Analyst, DoubleLine Capital (from October 2011 to January 2017).

INVESTMENT ADVISORY AGREEMENTS

DoubleLine Funds Trust and DoubleLine Capital are parties to Investment Management and Advisory Agreements (the “DoubleLine Capital Advisory Agreements”). DoubleLine Capital was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 23, 2009. The general partner of DoubleLine Capital is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine Capital. As of June 30, 2020, DoubleLine Capital had approximately $137.4 billion of assets under management.

DoubleLine Funds Trust and DoubleLine Alternatives are parties to an Investment Management Agreement (the “DoubleLine Alternatives Advisory Agreement” and, together with the DoubleLine Capital Advisory Agreements, the “Advisory Agreements”). DoubleLine Alternatives was organized in 2015 as a Delaware limited partnership. The general partner of DoubleLine Alternatives is RHE Group LLC. RHE Group LLC is owned by Messrs. Henry V. Chase, Earl A. Lariscy, and Ronald R. Redell. Therefore, each of Messrs. Chase, Lariscy, and Redell, may be deemed to control DoubleLine Alternatives. As of June 30, 2020, DoubleLine Alternatives had approximately $534.8 million of assets under management.

Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”), DoubleLine Alternatives has engaged DoubleLine Capital to serve as sub-adviser to the Colony Real Estate and Income Fund to manage the Fund’s investments in debt instruments.

DoubleLine Capital and DoubleLine Alternatives share certain personnel and other resources through contractual arrangements with DoubleLine Group LP. All investment personnel of the Advisers are employees of DoubleLine Group LP and provide services to the Advisers pursuant to contractual arrangements. The general partner of DoubleLine Group LP is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine Group LP.

Under each Advisory Agreement, the Trust retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of each respective Fund’s business affairs subject to the oversight of the Board of Trustees. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Fund’s investment objective.

Each Adviser furnishes to its respective Funds office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Adviser to serve, without compensation from the Trust, as officers, trustees or employees of the Trust if desired and reasonably required by the Trust.

Each Fund pays a monthly fee to its respective Adviser, calculated at the following annual rate (as a percentage of each Fund’s average daily NAV):

Total Return Bond Fund	0.40%
Core Fixed Income Fund	0.40%
Emerging Markets Fixed Income Fund	0.75%
Low Duration Bond Fund	0.35%
Floating Rate Fund	0.50%
Flexible Income Fund	0.62%
Low Duration Emerging Markets Fixed Income Fund	0.50%
Long Duration Total Return Bond Fund	0.35%
Global Bond Fund	0.50%

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Ultra Short Bond Fund	0.15%
Infrastructure Income Fund	0.50%
Income Fund	0.50%
Multi-Asset Growth Fund	0.95%
Strategic Commodity Fund	0.90%
Shiller Enhanced CAPE®	0.45%
Shiller Enhanced International CAPE®	0.50%
Colony Real Estate and Income Fund	0.45%
Each Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of each Fund listed below, as applicable, to the extent necessary to limit the ordinary operating expenses of each class of the Funds to an amount not to exceed the following annual rates (based on each class of shares’ average daily net assets):

	Class I	Class N	Class A	Class C	Expiration
Emerging Markets Fixed Income Fund	0.95%	1.20%	–	–	July 31, 2021
Low Duration Bond Fund	0.47%	0.72%	–	–	July 31, 2021
Floating Rate Fund	0.75%	1.00%	–	–	July 31, 2021
Flexible Income Fund	0.82%	1.07%	–	–	July 31, 2021
Low Duration Emerging Markets Fixed Income Fund	0.59%	0.84%	–	–	July 31, 2021
Long Duration Total Return Bond Fund	0.50%	0.75%	–	–	July 31, 2021
Strategic Commodity Fund	1.10%	1.35%	–	–	July 31, 2021
Global Bond Fund	0.70%	0.95%	–	–	July 31, 2021
Ultra Short Bond Fund	0.30%	0.55%	–	–	July 31, 2021
Infrastructure Income Fund	0.65%	0.90%	–	–	July 31, 2021
Income Fund	0.65%	0.90%	–	–	September 2, 2021
Multi-Asset Growth Fund	1.15%	1.40%	1.40%	2.15%	July 31, 2021
Shiller Enhanced CAPE®	0.65%	0.90%	–	–	July 31, 2021
Shiller Enhanced International CAPE®	0.65%	0.90%	–	–	July 31, 2021
Colony Real Estate and Income Fund	0.65%	0.90%	–	–	July 31, 2021

Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above will apply until the expiration date noted in the table. However, these expense limitations may be terminated by a Fund’s Board of Trustees at any time.

Each Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it makes to a Fund in the three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review and approval by the Fund’s Board of Trustees and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed. Additionally, the Adviser would generally seek recoupment only in accordance with the terms of any expense limitation of the Fund that is in place at the time of recoupment. The expense limitations in place for the Emerging Markets Fixed Income Fund, the Low Duration Bond Fund, the Floating Rate Fund, Shiller Enhanced CAPE®, the Flexible Income Fund, the Low Duration Emerging Markets Fixed Income Fund, the Strategic Commodity Fund, the Infrastructure Income Fund, the Ultra Short Bond Fund, Shiller Enhanced International CAPE®, and the Colony Real Estate and Income Fund have remained the same since the inception of each of those Funds and are described above.

DoubleLine Capital or DoubleLine Alternatives, as applicable, has contractually waived a portion of its fees or reimbursed certain operating expenses and, as of March 31, 2020, was entitled to recapture the amounts shown below no later than the dates stated below:

Fund(1)	Date of Expiration March 31,
	2021	2022	2023
Total Return Bond Fund	--	--	--
Core Fixed Income Fund	--	--	--

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Fund(1)	Date of Expiration March 31,
	2021	2022	2023
Emerging Markets Fixed Income Fund	--	--	--
Low Duration Bond Fund	--	--	$3
Floating Rate Fund	--	--	--
Flexible Income Fund	--	--	--
Low Duration Emerging Markets Fixed Income Fund	$613,726	$119,396	$91,791
Long Duration Total Return Bond Fund	$101,274	$36,189	$31,792
Global Bond Fund	--	--	--
Ultra Short Bond Fund	$30,967	--	--
Infrastructure Income Fund	--	--	--
Income Fund	--	--	$229,850
Multi-Asset Growth Fund	--	--	$70,875
Strategic Commodity Fund	$90,794	$18,303	$47,728
Shiller Enhanced CAPE®	--	--	--
Shiller Enhanced International CAPE®	$389,095	$236,220	$93,238
Colony Real Estate and Income Fund	--	$186,881	$310,642

(1)

The Ultra Short Bond Fund commenced operations on June 30, 2016. The Infrastructure Income Fund commenced operations on April 1, 2016. Shiller Enhanced International CAPE® commenced operations on December 23, 2016. The Colony Real State and Income Fund commenced operations on December 17, 2018. The Income Fund commenced operations on September 3, 2019.

Except for expenses specifically assumed by the Advisers under the Advisory Agreements, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Fund’s Adviser; expenses of the Plan of Distribution pursuant to Rule 12b-1; compensation and expenses of trustees who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with states and other regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges and sub-transfer agency and shareholder servicing expenses; brokerage fees and commissions and securities transaction costs; taxes and government fees; legal fees; the fees of any trade association; the costs of the administrator and fund accountant; compliance support services; the cost of stock certificates, if any, representing shares of the Fund; organizational expenses; expenses of shareholder and trustee meetings; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto to the Fund’s shareholders; premiums for the fidelity bond and any directors and officers/errors and omissions insurance; interest and taxes; certain diligence-related costs (see the section entitled “Brokerage, Allocation and Other Trading Practices - Certain diligence-related transaction costs” in this SAI); and any other ordinary or extraordinary expenses incurred in the course of the Fund’s business. The 12b-1 fees relating to the Class A, Class C and Class N shares will be directly allocated to that class.

Each Advisory Agreement will continue in effect as to the relevant Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated without penalty at any time on 60 days’ written notice, by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. Each Advisory Agreement terminates automatically in the event of its assignment.

Each Advisory Agreement also provides that the Adviser shall not be liable to the Trust for any actions or omissions except for liability resulting from its gross negligence, willful misfeasance, bad faith, or from reckless disregard of its duties.

DoubleLine Capital has entered into an Investment Management Agreement with DoubleLine Cayman Multi-Asset Growth Fund I Ltd., a wholly-owned subsidiary of the Multi-Asset Growth Fund (the “MAG Subsidiary Advisory Agreement”), and the terms of the MAG Subsidiary Advisory Agreement are substantially similar to the terms of the Advisory Agreement.

DoubleLine Alternatives has entered into an Investment Management Agreement with DoubleLine Strategic Commodity Ltd., a wholly-owned subsidiary of the Strategic Commodity Fund (the “Commodity Subsidiary Advisory Agreement”), and the terms of the Commodity Subsidiary Advisory Agreement are substantially similar to the terms of the DoubleLine Alternatives Advisory Agreement.

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For its services as sub-adviser to the Colony Real Estate and Income Fund, DoubleLine Capital is not compensated directly by the Colony Real Estate and Income Fund, but is paid by DoubleLine Alternatives. DoubleLine Alternatives pays a monthly fee to DoubleLine Capital, calculated at the annual rate (as a percentage of the Colony Real Estate and Income Fund’s average daily NAV) of 0.225%. Under the Sub-Advisory Agreement, DoubleLine Alternatives retains DoubleLine Capital to manage the Colony Real Estate and Income Fund’s investments in debt instruments. The Sub-Advisory Agreement will continue in effect as to the Colony Real Estate and Income Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Colony Real Estate and Income Fund, and (b) vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time on 60 days’ written notice, by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Colony Real Estate and Income Fund. The Sub-Advisory Agreement terminates automatically in the event of its assignment.

The Sub-Advisory Agreement also provides that DoubleLine Capital shall not be liable to DoubleLine Alternatives or to the Trust for any actions or omissions except for liability resulting from its gross negligence, willful misfeasance, bad faith, or from reckless disregard of its duties.

Advisory fees, fee waivers and expense reimbursements/(recoupment) for the past three fiscal years were as follows:

Fiscal year ending March 31, 2018:(1)	Gross Advisory Fee Accrued	Fee Waiver/Expense Reimbursement	Fees and/or Expenses Recouped by Adviser	Net Advisory Fee Paid(3)

Total Return Bond Fund	$213,517,475	$0	$0	$213,517,475
Core Fixed Income Fund	$37,711,030	$(4,756,058)(2)	$0	$32,954,972
Emerging Markets Fixed Income Fund	$8,513,532	$0	$0	$8,513,532
Low Duration Bond Fund	$18,072,009	$(246,867)(2)	$0	$17,825,142
Floating Rate Fund	$2,406,497	$0	$0	$2,406,497
Flexible Income Fund	$5,872,498	$(180,231)(2)	$333,665	$6,025,932
Low Duration Emerging Markets Fixed Income Fund	$1,022,144	$(613,726)	$0	$408,418
Long Duration Total Return Bond Fund	$326,478	$(101,274)	$0	$225,204
Global Bond Fund	$3,034,736	$0	$0	$3,034,736
Ultra Short Bond Fund	$165,854	$(30,967)	$0	$134,887
Infrastructure Income Fund	$2,533,522	$0	$0	$2,533,522
Multi-Asset Growth Fund	$1,904,785	$(235,275)(2)	$26,412	$1,695,922
Strategic Commodity Fund	$648,028	$(90,794)	$48,888	$606,122
Shiller Enhanced CAPE®	$19,908,700	$(159,373)(2)	$0	$19,749,327
Shiller Enhanced International CAPE®	$496,859	$(412,466)(2)	$0	$84,393

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Fiscal year ending March 31, 2019:(1)	Gross Advisory Fee Accrued	Fee Waiver/Expense Reimbursement	Fees and/or Expenses Recouped by Adviser	Net Advisory Fee Paid(3)

Total Return Bond Fund	$196,085,400	$0	$0	$196,085,400
Core Fixed Income Fund	$42,668,606	$(5,603,520)(2)	$0	$37,065,086
Emerging Markets Fixed Income Fund	$7,610,767	$0	$0	$7,610,767
Low Duration Bond Fund	$21,399,998	$(241,144)(2)	$0	$21,158,854
Floating Rate Fund	$3,109,445	$0	$0	$3,109,445
Flexible Income Fund	$7,861,503	$(313,867)(2)	$0	$7,547,636
Low Duration Emerging Markets Fixed Income Fund	$935,460	$(119,396)	$0	$816,064
Long Duration Total Return Bond Fund	$359,643	$(36,189)	$0	$323,454
Global Bond Fund	$4,173,231	$0	$0	$4,173,231
Ultra Short Bond Fund	$389,101	$0	$0	$389,101
Infrastructure Income Fund	$2,703,294	$0	$0	$2,703,294
Multi-Asset Growth Fund	$2,128,176	$(269,367)(2)	$77,673	$1,936,482
Strategic Commodity Fund	$4,467,146	$0	$410,695	$4,877,841
Shiller Enhanced CAPE®	$24,472,832	$(346,543)(2)	$0	$24,126,289
Shiller Enhanced International CAPE®	$387,684	$(274,710)(2)	$0	$112,974
Colony Real Estate and Income Fund	$104,355	$(196,967)(2)	$0	$(92,612)

Fiscal year ending March 31, 2020:(1)	Gross Advisory Fee Accrued	Fee Waiver/Expense Reimbursement	Fees and/or Expenses Recouped by Adviser	Net Advisory Fee Paid(3)

Total Return Bond Fund	$215,671,865	$(267,591)(2)	$0	$215,404,274
Core Fixed Income Fund	$49,736,338	$(7,093,767)(2)	$0	$42,642,571
Emerging Markets Fixed Income Fund	$9,047,173	$0	$0	$9,047,173
Low Duration Bond Fund	$26,431,763	$(247,417)(2)	$(3)	$26,184,343
Floating Rate Fund	$1,678,045	$0	$0	$1,678,045
Flexible Income Fund	$8,866,577	$(505,948)(2)	$0	$8,360,629
Low Duration Emerging Markets Fixed Income Fund	$1,129,165	$(91,791)	$0	$1,037,374
Long Duration Total Return Bond Fund	$461,547	$(31,792)	$0	$429,755
Global Bond Fund	$5,967,117	$0	$0	$5,967,117
Ultra Short Bond Fund	$454,435	$0	$0	$454,435
Infrastructure Income Fund	$2,728,423	$0	$0	$2,728,423
Income Fund	$241,766	$(229,850)	$0	$11,916
Multi-Asset Growth Fund	$1,319,251	$(203,053)(2)	$0	$1,116,198
Strategic Commodity Fund	$3,752,572	$0	$57,047	$3,809,619
Shiller Enhanced CAPE®	$33,207,861	$(395,489)(2)	$0	$32,812,372
Shiller Enhanced International CAPE®	$310,545	$(111,355)(2)	$0	$199,190
Colony Real Estate and Income Fund	$616,665	$(321,616)(2)	$0	$295,049

(1)	The Colony Real Estate and Income Fund commenced operations on December 17, 2018. The Income Fund commenced operations on September 3, 2019.
(2)	Amount includes advisory fees waived with respect to investments in other investment vehicles sponsored by an Adviser and not subject to recoupment.
(3)	A negative amount indicates advisory fees waived and expenses reimbursed in excess of the advisory fees accrued.

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CODE OF ETHICS

Both the Trust and the Advisers have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act (the “Code of Ethics”). While the Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds, they also subject such personnel, other than Trustees of the Funds that are not interested persons of the Funds within the meaning of Section 2(a)(19) of the 1940 Act, to a number of procedures and prohibitions with respect to investment activities. These procedures include (1) reporting, including on a quarterly and annual basis, of accounts, position and transaction information, other than positions in certain securities that are excluded from the reporting requirements of Rule 17j-1(d); (2) pre-clearance of securities transactions other than transactions in certain excluded securities and other than certain exclusions based on de minimis trade sizes; and (3) a pre-approval requirement with respect to the purchase of any securities in a private placement, initial public offering or limited offering. The Code of Ethics also prohibits the investment by subject personnel in (1) any security on each Adviser’s list of restricted securities; (2) uncovered short sales; and (3) uncovered options. Additional restrictions and prohibitions also apply to certain investment personnel subject to the Code of Ethics, including portfolio managers. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

PROXY VOTING POLICIES

The determination of how to vote proxies relating to a Fund’s portfolio securities is made by the Fund’s Adviser pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders. To assist DoubleLine in carrying out its proxy voting obligations, on behalf of the Advisers, DoubleLine Group has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as their proxy voting agent. Pursuant to an agreement with DoubleLine Group, Glass Lewis obtains proxy ballots with respect to securities held by a Fund, evaluates the individual facts and circumstances relating to any proposal, and generally votes on any such proposal in accordance with the guidelines set forth in Appendix B attached hereto (the “Guidelines”). In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to the Fund’s Adviser as to how to vote on such proposal, which the Adviser may accept or reject in accordance with the Proxy Policy. The Advisers’ personnel are responsible for managing the relationship with Glass Lewis and/or any other third-party proxy voting service provider and for overseeing its compliance with the Proxy Policy. An Adviser, in its discretion, may retain another third-party proxy voting service provider in addition to or in lieu of Glass Lewis.

In connection with exercising a voting or consent right on behalf of a Fund, the Fund’s Adviser will monitor for material conflicts of interest arising between the Adviser and the Fund in accordance with the Proxy Policy. If no conflict exists, the Adviser will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances in accordance with the Proxy Policy, as discussed above.

If a material conflict does exist, the Fund’s Adviser will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the guidelines included in the Proxy Policy; (ii) convening a Proxy Voting Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Voting Committee; (iv) voting (or not voting) in accordance with the instructions of the Fund’s Board of Trustees, or any committee thereof; or (v) not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations. In voting proxies, including those in which a material conflict may be determined to exist, the Fund’s Adviser may also consider the factors and guidelines included in its Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, a Fund’s Adviser may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

119

In addition, where an Adviser determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proposals relating to non-U.S. issuers, the Adviser reserves the right to not vote on such a proposal unless it determines that the potential benefits of voting on such proposal exceed the expected cost to the relevant Fund.

Each Adviser supervises and periodically reviews its proxy voting activities and implementation of the Proxy Policy.

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy are available by calling 877-DLine11 (877-354-6311).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Except as noted below in the table, to the Trust’s knowledge, no persons own of record 5% or more of any class of shares of a Fund, and no person is reflected on the books and records of the Trust as owning beneficially 5% or more of the outstanding shares of any class of any Fund of the Trust as of July 1, 2020. A shareholder who beneficially owns 25% or more of a Fund is presumed to control that Fund and such shareholders will be able to affect the outcome of matters presented for a vote of that Fund’s shareholders. Persons controlling a Fund may be able to determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Advisory Agreement with the Adviser. As of July 1, 2020, the Trustees and officers of the Trust, as a group, did not own more than 1% of the outstanding shares of any class of any Fund of the Trust. The Advisers or their related parties or other investment companies sponsored or managed by the Advisers may invest in certain of the Funds, and may at certain times own all, substantially all or a substantial portion of such Funds’ shares during the Funds’ start-up period, in which case such investors may be deemed to control the Funds. The Colony Real Estate and Income Fund may be deemed to be controlled by Colony Capital, Inc. or one or more of its affiliates (collectively, “Colony Capital”), which made an initial investment in the Fund and continues to hold more than a majority of the outstanding shares of the Fund as of the date of this Statement of Additional Information. The Adviser or its related parties or other investment companies sponsored or managed by the Adviser may also invest in the Colony Real Estate and Income Fund, and may at certain times own all, substantially all or a substantial portion of that Fund’s shares, in which case such investors may be deemed to control the Fund. There can be no assurance that Colony Capital or any other investor will maintain any investment in the Colony Real Estate and Income Fund and each may redeem its investment in the Fund at any time without notice. For a summary of the principal risks associated with other funds investing in the Funds or the principal risks of other potentially large investor positions, see “Risk Considerations — Affiliated Fund Risk” and “Risk Considerations — Large Shareholder Risk.”

Fund/Class	Shareholder Name & Address	% held as of July 1, 2020

Total Return Bond Fund – Class I Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	25.00%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	20.71%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	8.46%
	JP Morgan Securities LLC OMNI A/C For Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department	6.09%

120

Fund/Class	Shareholder Name & Address	% held as of July 1, 2020
	Brooklyn, NY 11245-0003
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	5.08%
Total Return Bond Fund – Class N Shares	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	56.19%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	23.92%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.53%
Core Fixed Income Fund – Class I Shares	NFS LLC FEBO FIIOC As Agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way #KW1C Covington, KY 4105-1987	32.93%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	20.76%
	Pershing LLC 1 Pershing Plaza FL 14 Jersey City, NJ 07399-0002	9.65%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	6.03%
	Capinco c/o U.S. Bank NA 1555 N. Rivercenter Dr., Suite 302 Milwaukee, WI 53212-3958	5.07%
Core Fixed Income Fund – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	39.28%
	National Financial Services LLC	37.31%

121

Fund/Class	Shareholder Name & Address	% held as of July 1, 2020
	499 Washington Blvd., FL 4th Jersey City, NJ 07310-1995
	TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	9.31%
Emerging Markets Fixed Income Fund – Class I Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	25.75%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	13.46%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	11.92%
	SEI Private Trust Company FBO Regions Bank 1 Freedom Valley Dr. Oaks, PA 19456-9989	11.49%
	TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	7.43%
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	7.02%
Emerging Markets Fixed Income Fund – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	30.31%
	National Financial Services LLC 499 Washington Blvd., FL 4th Jersey City, NJ 07310-1995	24.16%
	TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	11.11%
Low Duration Bond Fund – Class I Shares	National Financial Services LLC 499 Washington Blvd., FL 4th Jersey City, NJ 07310-1995	30.52%

122

Fund/Class	Shareholder Name & Address	% held as of July 1, 2020

	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	20.11%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	8.08%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.80%
	UBS WM USA Special Custody A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	5.28%
	Vanguard Marketing Corporation P.O. Box 982901 El Paso, TX 79998-2901	5.02%
Low Duration Bond Fund – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	26.72%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	23.63%
	Vanguard Marketing Corporation P.O. Box 982901 El Paso, TX 79998-2901	17.12%
	Vanguard Marketing Corporation P.O. Box 982901 El Paso, TX 79998-2901	8.30%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.25%
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	5.35%

123

Fund/Class	Shareholder Name & Address	% held as of July 1, 2020
Floating Rate Fund – Class I Shares	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	28.13%
	MAC & CO Attn: Mutual Fund OPS 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	12.89%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	8.92%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	7.45%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	6.89%
Floating Rate Fund – Class N Shares	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	45.97%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	15.45%
	National Financial Services LLC 499 Washington Blvd., FL 4th Jersey City, NJ 07310-1995	9.07%
Flexible Income Fund – Class I Shares	National Financial Services LLC 499 Washington Blvd., FL 4th Jersey City, NJ 07310-1995	37.74%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	17.25%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	10.08%
	Saxon & Co. P.O. Box 94597	7.94%

124

Fund/Class	Shareholder Name & Address	% held as of July 1, 2020
	Cleveland, OH 44101-4597
	LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	7.57%
	UBS WM USA Special Custody A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	6.08%
Flexible Income Fund – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	56.26%
	National Financial Services LLC 499 Washington Blvd., FL 4th Jersey City, NJ 07310-1995	9.64%
	LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	5.15%
Low Duration Emerging Markets Fixed Income Fund – Class I Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	29.46%
	Band & Co. c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	24.80%(1)
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	22.81%
	Matrix Trust Company As Agent for Advisor Trust Inc. BGC Partners DEF Plan for Employees Of BGC Partners Cantor Fitzgerald 717 17th St., Suite 1300 Denver, CO 80202-3304	6.68%
Low Duration Emerging Markets Fixed Income Fund – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	61.34%

125

Fund/Class	Shareholder Name & Address	% held as of July 1, 2020

	LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	21.52%
	National Financial Services LLC 499 Washington Blvd., FL 4th Jersey City, NJ 07310-1995	11.65%
Long Duration Total Return Bond Fund – Class I Shares	Band & Co. c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	64.83%(2)
	LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	23.72%
Long Duration Total Return Bond Fund – Class N Shares	National Financial Services LLC 499 Washington Blvd., FL 4th Jersey City, NJ 07310-1995	72.86%
Global Bond Fund – Class I Shares	Band & Co. c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	83.96%(3)
	MAC & CO Attn: Mutual Fund OPS 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	6.96%
Global Bond Fund – Class N Shares	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	74.02%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	12.10%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5.89%
Ultra Short Bond Fund – Class I Shares	Band & Co. c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	85.02%(4)

126

Fund/Class	Shareholder Name & Address	% held as of July 1, 2020

	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	6.95%
Ultra Short Bond Fund – Class N Shares	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	42.50%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	26.93%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	14.17%
	JP Morgan Securities LLC OMNI A/C For Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, NY 11245-0003	7.85%
Infrastructure Income Fund – Class I Shares	Band & Co. c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	83.81%(5)
Infrastructure Income Fund – Class N Shares	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	78.72%
Income Fund – Class I Shares	Band & Co. c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	53.29%(6)
	National Financial Services LLC 499 Washington Blvd., FL 4th Jersey City, NJ 07310-1995	28.82%
	DoubleLine Asset Management Co., LLC 333 S. Grand Ave., FL 18 Los Angeles, CA 90071-1504	10.89%
	MAC & CO Attn: Mutual Fund OPS 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	5.63%

127

Fund/Class	Shareholder Name & Address	% held as of July 1, 2020

Income Fund – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	54.25%
	National Financial Services LLC 499 Washington Blvd., FL 4th Jersey City, NJ 07310-1995	29.88%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	8.44%
Multi-Asset Growth Fund – Class A Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	27.92%
	National Financial Services LLC 499 Washington Blvd., FL 4th Jersey City, NJ 07310-1995	26.86%
	LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	13.19%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	8.16%
Multi-Asset Growth Fund – Class I Shares	National Financial Services LLC 499 Washington Blvd., FL 4th Jersey City, NJ 07310-1995	64.30%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	10.80%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	9.33%
Strategic Commodity Fund – Class I Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	27.77%

128

Fund/Class	Shareholder Name & Address	% held as of July 1, 2020
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	24.00%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	20.89%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, FL 12 New York, NY 10004-1932	8.36%
	UBS WM USA Special Custody A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	7.06%
Strategic Commodity Fund – Class N Shares	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	27.89%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	17.75%
Shiller Enhanced CAPE® – Class I Shares	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	28.87%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	21.90%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	9.69%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	7.17%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.95%

129

Fund/Class	Shareholder Name & Address	% held as of July 1, 2020
	LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	5.04%
Shiller Enhanced CAPE® – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	40.21%
	NFS LLC FEBO FIIOC As Agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way #KW1C Covington, KY 4105-1987	29.36%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	9.27%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	6.29%
Shiller Enhanced International CAPE® – Class I Shares	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	46.22%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	19.04%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	12.82%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	7.97%
	LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	6.22%

130

Fund/Class	Shareholder Name & Address	% held as of July 1, 2020
Shiller Enhanced International CAPE® – Class N Shares	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	25.94%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	9.54%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	7.77%
Colony Real Estate and Income Fund – Class I Shares	Band & Co. c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	90.09%
Colony Real Estate and Income Fund – Class N Shares	National Financial Services LLC 499 Washington Blvd., FL 4th Jersey City, NJ 07310-1995	15.95%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	12.00%

1.	23.98% of the Low Duration Emerging Markets Fixed Income Fund (Class I) shares are owned beneficially by the Low Duration Bond Fund.
2.	64.94% of the Long Duration Total Return Bond Fund (Class I) shares are owned beneficially by the Core Fixed Income Fund.
3.	76.01% of the Global Bond Fund (Class I) shares are owned beneficially by the Core Fixed Income Fund, and 8.22% of the Global Bond Fund (Class I) shares are owned beneficially by the Flexible Income Fund.
4.	84.57% of the Ultra Short Bond Fund (Class I) shares are owned beneficially by Shiller Enhanced CAPE®.
5.	83.83% of the Infrastructure Income Fund (Class I) shares are owned beneficially by the Core Fixed Income Fund.
6.	53.35% of the Income Fund (Class I) shares are owned beneficially by the Total Return Bond Fund.

131

PORTFOLIO MANAGEMENT

Portfolio Manager Compensation

DoubleLine Capital LP and DoubleLine Alternatives LP

The overall objective of the compensation program for portfolio managers is for the Advisers to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the success of their clients and the Adviser. Portfolio managers are generally compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the net income related to the business unit for which such portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Advisers, through direct ownership interests in the Advisers or participation in stock option or stock appreciation plans of Advisers. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of each Adviser, taking into account factors relevant to the portfolio manager’s contribution to the success of that Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. Each Adviser may also choose from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of each Adviser’s leadership criteria.

132

Ownership of Securities and Other Managed Accounts

The following table sets forth certain information, as of March 31, 2020, regarding all of the accounts managed by the Funds’ portfolio managers. Total assets in the tables are in millions. Certain portfolio managers may invest in their investment strategies through investment vehicles other than the Funds, including through other Funds in the Trust as indicated below.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)
Jeffrey E. Gundlach	37	$97,482.3 (1)	18	$8,136.0	73	$25,807.4
Luz M. Padilla	11	$11,704.2 (2)	2	$2,211.1	5	$2,113.0
Jeffrey J. Sherman	25	$38,322.6 (3)	8	$2,703.4	18	$10,231.2
Samuel Garza	1	$36.3 (4)	6	$1,773.9	0	$0
Robert Cohen	6	$9,628.1 (5)	8	$3,985.0	3	$1,442.0
Mark Christensen	6	$1,962.6 (6)	0	$0	2	$670.9
Su Fei Koo	6	$1,962.6 (7)	0	$0	2	$670.9
Vitaliy Liberman	1	$109.9 (8)	2	$721.7	16	$7,791.4
Jeffrey Lee	1	$235.0 (9)	0	$0	0	$0
Damien Contes	1	$513.1 (10)	0	$0	1	$151.9
Andrew Hsu	7	$55,429.2 (11)	6	$2,792.1	20	$5,972.3
William Campbell	2	$1,228.0 (12)	1	$62.7	0	$0
Valerie Ho	2	$1,228.0 (13)	1	$62.7	0	$0
Monica Erickson	1	$235.0 (14)	0	$0	1	$114.6
Samuel Lau	1	$142.4 (15)	1	$15.8	0	$0
Jeffrey Mayberry	1	$142.4 (16)	1	$15.8	0	$0
Philip Kenney	1	$202.8 (17)	0	$0	0	$0
Morris Chen	1	$70.2 (18)	2	$656.2	2	$198.9
Ken Shinoda	2	$232.5 (19)	4	$2,759.7	14	$967.1

133

	Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)
Jeffrey E. Gundlach	0	$0	2	$2,229.7	2	$1,008.9
Luz M. Padilla	0	$0	1	$2,106.6	1	$569.0
Jeffrey J. Sherman	0	$0	0	$0	0	$0
Samuel Garza	0	$0	6	$1,773.9	0	$0
Robert Cohen	0	$0	7	$3,880.5	0	$0
Mark Christensen	0	$0	0	$0	1	$569.0
Su Fei Koo	0	$0	0	$0	1	$569.0
Vitaliy Liberman	0	$0	0	$0	1	$439.8
Jeffrey Lee	0	$0	0	$0	0	$0
Damien Contes	0	$0	0	$0	0	$0
Andrew Hsu	0	$0	0	$0	0	$0
William Campbell	0	$0	0	$0	0	$0
Valerie Ho	0	$0	0	$0	0	$0
Monica Erickson	0	$0	0	$0	0	$0
Samuel Lau	0	$0	0	$0	0	$0
Jeffrey Mayberry	0	$0	0	$0	0	$0
Philip Kenney	0	$0	0	$0	0	$0
Morris Chen	0	$0	2	$656.2	0	$0
Ken Shinoda	0	$0	2	$2,660.9	0	$0

(1)

Mr. Gundlach manages the Total Return Bond Fund with total assets of $51,414,090,173, the Core Fixed Income Fund with total assets of $11,611,207,137, the Multi-Asset Growth Fund with total assets of $37,071,414, Shiller Enhanced CAPE® with total assets of $5,929,243,212, the Flexible Income Fund with total assets of $1,108,291,815, the Long Duration Total Return Bond Fund with total assets of $108,475,054, the Global Bond Fund with total assets of $1,265,265,382, Shiller Enhanced International CAPE® with total assets of $122,881,996, the Colony Real Estate and Income Fund with total assets of $101,516,934, and the Low Duration Bond Fund with total assets of $6,815,431,677.

(2)

Ms. Padilla manages the Emerging Markets Fixed Income Fund with total assets of $883,669,857, the Low Duration Bond Fund with total assets of $6,815,431,677, and the Low Duration Emerging Markets Fixed Income Fund with total assets of $198,769,244.

(3)

Mr. Sherman manages the Multi-Asset Growth Fund with total assets of $37,071,414, Shiller Enhanced CAPE® with total assets of $5,929,243,212, the Strategic Commodity Fund with total assets of $137,709,491, the Core Fixed Income Fund with total assets of $11,611,207,137, the Flexible Income Fund with total assets of $1,108,291,815, Shiller Enhanced International CAPE® with total assets of $122,881,996, the Colony Real Estate and Income Fund with total assets of $101,516,934, and the Low Duration Bond Fund with total assets of $6,815,431,677.

(4)	Mr. Garza manages the Multi-Asset Growth Fund with total assets of $37,071,414.
(5)	Mr. Cohen manages the Floating Rate Fund with total assets of $215,213,145 and the Low Duration Bond Fund with total assets of $6,815,431,677.
(6)	Mr. Christensen manages the Low Duration Emerging Markets Fixed Income Fund with total assets of $198,769,244 and the Emerging Markets Fixed Income Fund with total assets of $883,669,857.
(7)	Ms. Koo manages the Low Duration Emerging Markets Fixed Income Fund with total assets of $198,769,244 and the Emerging Markets Fixed Income Fund with total assets of $883,669,857.
(8)	Mr. Liberman manages the Long Duration Total Return Bond Fund with total assets of $108,475,054.
(9)	Mr. Lee manages the Ultra Short Bond Fund with total assets of $235,379,882.
(10)	Mr. Contes manages the Infrastructure Income Fund with total assets of $513,990,133.
(11)

Mr. Hsu manages the Infrastructure Income Fund with total assets of $513,990,133, the Total Return Bond Fund with total assets of $51,414,090,173, the Income Fund with total assets of $70,547,520, and a registered investment company whose shares are offered on a limited basis and through separate offering materials.

(12)	Mr. Campbell manages the Global Bond Fund with total assets of $1,265,265,382.
(13)	Ms. Ho manages the Global Bond Fund with total assets of $1,265,265,382.
(14)	Ms. Erickson manages the Ultra Short Bond Fund with total assets of $235,379,882.
(15)	Mr. Lau manages the Strategic Commodity Fund with total assets of $137,709,491.
(16)	Mr. Mayberry manages the Strategic Commodity Fund with total assets of $137,709,491.
(17)	Mr. Kenney manages the Floating Rate Fund with total assets of $215,213,145.
(18)	Mr. Chen manages the Income Fund with total assets of $70,547,520.

134

(19)

Mr. Shinoda manages the Income Fund with total assets of $70,547,520. As of July 31, 2020, Mr. Shinoda manages two additional registered investment companies: the Total Return Bond Fund, which had total assets of $51,414,090,173 as of March 31, 2020, and a registered investment company whose shares are offered on a limited basis and through separate offering materials.

The following tables set forth the dollar range of securities of the Funds owned by each portfolio manager of the Funds as of March 31, 2020:

Portfolio Manager
Fund Name	Jeffrey E. Gundlach	Luz M. Padilla	Jeffrey J. Sherman	Samuel Garza
Total Return Bond Fund	Over $1,000,000	$100,001- $500,000	$100,001- $500,000	$100,001- $500,000
Core Fixed Income Fund	Over $1,000,000	$100,001- $500,000	$100,001- $500,000	$10,001- $50,000
Emerging Markets Fixed Income Fund	$500,001- $1,000,000	$500,001- $1,000,000	$10,001- $50,000	$10,001- $50,000
Low Duration Bond Fund	None	None	$100,001- $500,000	$1 - $10,000
Floating Rate Fund	None	None	None	$10,001- $50,000
Flexible Income Fund	None	None	None	$1 - $10,000
Low Duration Emerging Markets Fixed Income Fund	None	None	None	None
Long Duration Total Return Bond Fund	None	None	None	None
Global Bond Fund	None	None	None	None
Ultra Short Bond Fund	None	None	None	None
Infrastructure Income Fund	None	None	None	None
Income Fund	None	None	None	None
Multi-Asset Growth Fund	None	None	$10,001- $50,000	$100,001- $500,000
Strategic Commodity Fund	None	None	$100,001- $500,000	None
Shiller Enhanced CAPE®	None	None	$100,001- $500,000	$10,001- $50,000
Shiller Enhanced International CAPE®	None	None	$100,001- $500,000	None
Colony Real Estate and Income Fund	None	None	$100,001- $500,000	None

Portfolio Manager
Fund Name	Robert Cohen	Mark W. Christensen	Su Fei Koo	Vitaliy Liberman	Jeffrey Lee
Total Return Bond Fund	$10,001- $50,000	$50,001- $100,000	$50,001 - $100,000	None	$100,001- $500,000
Core Fixed Income Fund	None	$50,001- $100,000	$100,001- $500,000	None	$10,001- $50,000
Emerging Markets Fixed Income Fund	None	$500,001- $1,000,000	$500,001- $1,000,000	None	None
Low Duration Bond Fund	$100,001- $500,000	None	None	None	None
Floating Rate Fund	$100,001- $500,000	None	None	None	$50,001- $100,000
Flexible Income Fund	None	None	None	None	None

135

Portfolio Manager
Fund Name	Robert Cohen	Mark W. Christensen	Su Fei Koo	Vitaliy Liberman	Jeffrey Lee
Low Duration Emerging Markets Fixed Income Fund	None	$100,001- $500,000	None	None	None
Long Duration Total Return Bond Fund	None	None	None	None	None
Global Bond Fund	None	None	None	None	None
Ultra Short Bond Fund	None	None	None	None	None
Infrastructure Income Fund	None	None	None	None	None
Income Fund	None	None	None	None	None
Multi-Asset Growth Fund	None	$10,001- $50,000	None	None	None
Strategic Commodity Fund	None	None	$10,001- $50,000	None	None
Shiller Enhanced CAPE®	$100,001- $500,000	$100,001- $500,000	$10,001- $50,000	None	$100,001- $500,000
Shiller Enhanced International CAPE®	None	None	None	None	None
Colony Real Estate and Income Fund	None	None	None	None	None

Portfolio Manager
Fund Name	Damien Contes	Andrew Hsu	William Campbell	Valerie Ho	Monica Erickson
Total Return Bond Fund	$1 -$10,000	$10,001- $50,000	$100,001- $500,000	$10,001- $50,000	None
Core Fixed Income Fund	None	None	None	$1 - $10,000	None
Emerging Markets Fixed Income Fund	None	$1 - $10,000	None	$1 - $10,000	$10,001- $50,000
Low Duration Bond Fund	None	None	None	None	None
Floating Rate Fund	None	None	None	$1 - $10,000	None
Flexible Income Fund	None	None	None	None	None
Low Duration Emerging Markets Fixed Income Fund	None	None	None	None	None
Long Duration Total Return Bond Fund	None	$10,001- $50,000	None	None	None
Global Bond Fund	None	None	None	$1 - $10,000	None
Ultra Short Bond Fund	None	None	None	None	None
Infrastructure Income Fund	$10,001 – $50,000	$50,001 - $100,000	None	None	None
Income Fund	None	None	None	None	None
Multi-Asset Growth Fund	None	None	None	$1 - $10,000	None
Strategic Commodity Fund	None	None	None	$1 - $10,000	$100,001- $500,000
Shiller Enhanced CAPE®	$1 - $10,000	$10,001- $50,000	None	$1 - $10,000	None
Shiller Enhanced International CAPE®	None	None	None	None	$10,001-$50,000
Colony Real Estate and Income Fund	None	None	None	None	None

136

Portfolio Manager
Fund Name	Samuel Lau	Jeffrey Mayberry	Philip Kenney	Morris Chen	Ken Shinoda
Total Return Bond Fund	$100,001 - $500,000	$100,001- $500,000	$1 - $10,000	$50,001 - $100,000	$50,001 - $100,000
Core Fixed Income Fund	$50,001 - $100,000	None	None	None	None
Emerging Markets Fixed Income Fund	None	$10,001- $50,000	None	None	None
Low Duration Bond Fund	$100,001 - $500,000	$100,001 - $500,000	None	None	None
Floating Rate Fund	None	None	$1 - $10,000	None	None
Flexible Income Fund	None	None	None	None	None
Low Duration Emerging Markets Fixed Income Fund	None	None	None	None	None
Long Duration Total Return Bond Fund	None	None	None	None	None
Global Bond Fund	None	None	None	None	None
Ultra Short Bond Fund	None	None	None	None	None
Infrastructure Income Fund	None	None	None	None	None
Income Fund	None	None	None	None	None
Multi-Asset Growth Fund	None	None	None	None	None
Strategic Commodity Fund	$100,001 - $500,000	$100,001 - $500,000	None	None	None
Shiller Enhanced CAPE®	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000	$10,001 - $50,000	$10,001 - $50,000
Shiller Enhanced International CAPE®	$50,001 - $100,000	$10,001 - $50,000	None	$1 - $10,000	None
Colony Real Estate and Income Fund	$50,001 - $100,000	$50,001 – $100,000	None	None	None

Conflicts

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of an Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, be managed (benchmarked) against the same index that a portfolio investment of a Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. The Advisers have adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

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Under each Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. Each Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other clients of an Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of an Adviser or result in an Adviser receiving material, non-public information, or an Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if an Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for a Fund or other clients. When making investment decisions where a conflict of interest may arise, each Adviser will endeavor to act in a fair and equitable manner between a Fund and other clients; however, in certain instances the resolution of the conflict may result in an Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Investors in a Fund may also be advisory clients of an Adviser or a Fund may invest in a product managed or sponsored or otherwise affiliated with an Adviser. Accordingly, the Adviser may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Fund, may render advice to a Fund that provides a direct or indirect benefit to the Adviser or a related party of the Adviser or may manage or advise a product in which the Fund is invested in such a way that would not be beneficial to the Fund. For example, the Adviser may advise a client who has invested in the Fund to redeem its investment in the Fund, which may cause the Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so. The Adviser could also, for example, make decisions with respect to a structured product managed or sponsored by the Adviser in a manner that could have adverse effects on investors in the product, including, potentially, a Fund. The Adviser currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of certain of the Funds, to another investment advisor which itself makes that advice available to a number of unaffiliated registered representatives, who then may provide identical or similar recommendations to their clients. A large percentage of the Strategic Commodity Fund’s shares may be, and a large percentage of the Multi-Asset Growth Fund’s shares are currently, held by such investors.

Related parties of an Adviser may provide initial funding to or otherwise invest in a Fund. An Adviser would face a conflict if an account it advises is invested in a Fund and that account’s interests diverge from those of the Fund. When a related party provides “seed capital” or other capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in that Fund. The timing of a redemption by a related party could benefit the related party. For example, the related party may choose to redeem its shares at a time when the Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by a related party, is that investors remaining in the Fund will bear a proportionately higher share of Fund expenses following the redemption.

Broad and Wide-Ranging Activities. The portfolio managers, each Adviser and its related parties engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, each Adviser and its related parties may engage in activities where the interests of certain divisions of the Adviser and its related parties or the interests of their clients may conflict with the interests of the shareholders of a Fund.

Potential conflicts may be inherent in the Advisers’ use of multiple strategies. For example, conflicts will arise in cases where different clients (for purposes of this discussion, references to a “client” should be read to include potentially one or more Funds potentially as well as potentially other client accounts, including those in which the Adviser or its related persons and employees may have interests), invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own securities or obligations of an issuer and other clients of the Advisers, may own or seek to acquire different securities of the same issuer. For example, a Fund may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients of an Adviser have an equity investment, or may

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invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client.

The Advisers may also, for example, direct a client to invest in a tranche of a structured finance vehicle, such as an MBS, CLO or CDO, where an Adviser is also, at the same or different time, directing another client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. The Advisers may also cause a client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other clients may have an interest, potentially in a manner that will have an adverse effect on the other clients. There may also be conflicts where, for example, a client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other clients or by an entity, such as a structured finance vehicle, in which other clients have an interest.

In each of the situations described above, an Adviser may take actions with respect to the assets held by one client that are adverse to the interests of other clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, an Adviser may find that the interests of a client and the interests of one or more other clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, reorganizations, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or change the terms of any workout) may result in conflicts of interest.

Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. An Adviser may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of a mortgage-backed security that is subordinated to the investment held by other clients. In some cases an Adviser may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on an Adviser, or may sell investments for certain clients (in each case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold). Foregone investment opportunities or actions may adversely affect the performance of a client’s account if similarly attractive opportunities are not available or cannot be identified. In other cases, an Adviser may not refrain from taking actions or making investments on behalf of certain clients that have the potential to disadvantage other Clients. In addition, an Adviser may take actions or refrain from taking actions in order to mitigate legal risks to an Adviser or its affiliates or its clients even if disadvantageous to a client. Moreover, a client may invest in a transaction in which one or more other clients are expected to participate, or already have made or will seek to make, an investment.

Possible Future Activities. Each Adviser and its related parties may expand the range of services that it provides over time. Except as provided herein, each Adviser and its related parties will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. Each Adviser and its related parties have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by a Fund. These clients may themselves represent appropriate investment opportunities for a Fund or may compete with a Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. Each Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and performance fee based accounts on a fair and equitable basis over time.

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Joint Insurance Policies. The Funds have entered into (and paid a portion of the premiums of) a joint errors and omissions/trustees and officers insurance policy with the Advisers and certain private funds advised by the Advisers. Participation in the joint policy could potentially limit the recovery of a Fund as a result of, among other reasons, claims by other insureds (such as an Adviser or a private fund) exhausting the available coverage. Such arrangements are reviewed annually by the Board. The Advisers may engage an independent third party to assess the allocation of the portions of the premiums paid by the Funds and the Advisers. Any such expenses borne by the Funds are indirectly borne by the Fund’s shareholders.

Marketability of the Funds. Certain investments a Fund may make, such as those tied or related to well-known indices or indices sponsored by financial institutions involved in the distribution of mutual funds generally, may enhance the marketability and distribution of a Fund’s shares or encourage certain financial institutions to market or promote the Fund’s shares, potentially benefitting the Adviser because its advisory fee is based on assets under management. The Adviser has a duty to disregard its own interest in selecting investments on behalf of a Fund and does not consider fund marketing or distribution considerations in its investment selection process.

DISTRIBUTION OF TRUST SHARES

Quasar Distributors, LLC (“Distributor”) 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 serves as the nonexclusive distributor of each class of the Funds’ shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust which is subject to approval by the Board. The Distributor has agreed to sell shares of the Funds on a best efforts basis as agent for each Fund upon the terms and at the current offering price (plus sales charge, if any) described in the Funds’ Prospectus. The Trust’s Distribution Agreement is terminable without penalty, on not less than 60 days’ notice, by the Trust’s Board of Trustees, by vote of holders of a majority of the Trust’s shares, or by the Distributor. The Distributor receives no compensation from the Trust except payments pursuant to the Trust’s amended and restated distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”).

The Funds intend to make a continuous offering of their shares. Each of the Total Return Bond Fund, the Core Fixed Income Fund, the Emerging Markets Fixed Income Fund, the Low Duration Bond Fund, the Floating Rate Fund, Shiller Enhanced CAPE®, the Flexible Income Fund, the Low Duration Emerging Markets Fixed Income Fund, the Long Duration Total Return Bond Fund, the Strategic Commodity Fund, the Global Bond Fund, the Infrastructure Income Fund, the Income Fund, the Ultra Short Bond Fund, Shiller Enhanced International CAPE® and the Colony Real Estate and Income Fund offers two classes of shares: Institutional Class or Class I shares and Investor Class or Class N shares. The Multi-Asset Growth Fund offers four classes of shares: Class A shares, Class C shares, Class I shares, and Class N shares. Class I shares are offered primarily for direct investment by investors who can meet the high minimum initial investment amount described in the Funds’ Prospectus. Class A, Class C, and Class N shares are offered through firms which are members of FINRA, and which have dealer agreements with the Distributor and other financial intermediaries.

The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such class of shares of the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

The Funds have adopted a Distribution Plan under which a Fund may make payments and bear expenses related to the distribution of the Fund’s shares. The Distribution Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on Class A and Class N shares and 1.00% on Class C shares. (At least 0.25% of the amount paid under the Distribution Plan in respect of Class C shares is intended to provide compensation for shareholder servicing.) Payments will be made to firms that are members of FINRA and other financial intermediaries for distribution and related services. Payments made pursuant to the Distribution Plan may be paid, either directly or through the Distributor, to various entities, including, potentially, certain DoubleLine affiliates. Services which a firm will provide may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about the Funds; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class A shares, Class C shares, and Class N shares; and assisting investors in completing application forms and selecting dividend and other account options. Because

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fees paid under the Distribution Plan are paid out of the relevant Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other sales charges. Since compensation under the Distribution Plan is not directly tied to the expenses incurred by the Distributor, the compensation received by it from the amounts collected under the Distribution Plan during any fiscal year may be more or less than its actual expenses and may result in a profit to the Distributor.

The Distribution Plan provides that it may not be amended to increase materially the costs which Class A, Class C and Class N shareholders may bear under the Distribution Plan without the approval of a majority of the outstanding voting securities of the respective class and by vote of a majority of both (i) the Board of Trustees, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related agreements.

The Distribution Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Trustees, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related agreements.

Each Fund may make payments under the Distribution Plan in respect of a class of shares of the Fund when shares of that class are not available for purchase.

The Distributor, the Advisers, and/or the Funds may enter into distribution arrangements with financial intermediaries from time to time. Although the Advisers may use financial intermediaries that sell Fund shares to execute portfolio transactions for the Funds, the Advisers will not consider the sale of Fund shares as a factor when choosing financial intermediaries to execute those portfolio transactions.

The tables below show the amount of 12b-1 fees incurred and the principal types of activities for which such payments were made in respect of the applicable classes of the Funds, for the fiscal period ended March 31, 2020.

Fund – Class	12b-1 fees incurred

Total Return Bond Fund – Class N	$17,684,802
Core Fixed Income Fund – Class N	$2,049,602
Emerging Markets Fixed Income Fund – Class N	$419,751
Low Duration Bond Fund – Class N	$3,955,600
Floating Rate Fund – Class N	$215,567
Flexible Income Fund – Class N	$644,333
Low Duration Emerging Markets Fixed Income Fund – Class N	$50,995
Long Duration Total Return Bond Fund –Class N	$39,941
Global Bond Fund – Class N	$21,550
Ultra Short Bond Fund – Class N	$9,253
Infrastructure Income Fund – Class N	$12,267
Income Fund – Class N	$677
Multi-Asset Growth Fund – Class A	$262,313
Strategic Commodity Fund – Class N	$124,399
Shiller Enhanced CAPE® – Class N	$3,790,777
Shiller Enhanced International CAPE® – Class N	$48,497
Colony Real Estate and Income Fund – Class N	$13,474

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses

Total Return Bond Fund – Class N	$0	$0	$133,538	$17,551,264	$0	$0
Core Fixed Income Fund – Class N	$0	$0	$41,631	$2,007,971	$0	$0
Emerging Markets Fixed Income Fund – Class N	$0	$0	$749	$419,002	$0	$0

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Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses
Low Duration Bond Fund – Class N	$0	$0	$18,385	$3,937,215	$0	$0
Floating Rate Fund – Class N	$0	$0	$890	$214,677	$0	$0
Flexible Income Fund – Class N	$0	$0	$5,148	$639,185	$0	$0
Low Duration Emerging Markets Fixed Income Fund – Class N	$0	$0	$0	$50,995	$0	$0
Long Duration Total Return Bond Fund – Class N	$0	$0	$211	$39,730	$0	$0
Global Bond Fund – Class N	$0	$0	$4	$21,546	$0	$0
Ultra Short Bond Fund – Class N	$0	$0	$491	$8,762	$0	$0
Infrastructure Income Fund – Class N	$0	$0	$19	$12,248	$0	$0
Income Fund – Class N	$0	$0	$0	$677	$0	$0
Multi-Asset Growth Fund – Class A	$0	$0	$132	$262,181	$0	$0
Strategic Commodity Fund – Class N	$0	$0	$1,128	$123,271	$0	$0
Shiller Enhanced CAPE® – Class N	$0	$0	$0	$3,790,777	$0	$0
Shiller Enhanced International CAPE® – Class N	$0	$0	$238	$48,259	$0	$0
Colony Real Estate and Income Fund – Class N	$0	$0	$611	$12,863	$0	$0

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds, the Distributor and/or the Advisers may make payments to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services to clients, plan participants and others (collectively, “Clients”) on whose behalf they maintain accounts in which shares of a Fund are held (“Services Payments”). See “Payments to Financial Intermediaries” in the Prospectus for more information.

The compensation paid by the Funds, the Distributor, and/or the Advisers to a financial intermediary may be paid continually over time, during the period when the intermediary’s Clients hold investments in the Funds. The compensation to financial intermediaries may include networking fees and account-based fees. The amount of continuing compensation paid by the Funds, the Distributor, and/or the Advisers to different financial intermediaries varies and may, but will not necessarily, reflect the provision of enhanced or additional services by the financial intermediary.

The Distributor, the Advisers, and/or the Funds may enter into servicing arrangements with financial intermediaries from time to time. The table below shows the amount of Services Payments paid by each Fund, for the fiscal period ended March 31, 2020. The below amounts do not include payments made to financial intermediaries for such services made by the Advisers out of their own assets, including for the purpose of limiting the amount of fees the Funds bear for the services described above.

Fund	Services Payments Paid by Funds

Total Return Bond Fund	$27,837,600
Core Fixed Income Fund	$3,817,225
Emerging Markets Fixed Income Fund	$895,715
Low Duration Bond Fund	$2,312,895
Floating Rate Fund	$115,754
Flexible Income Fund	$670,407
Low Duration Emerging Markets Fixed Income Fund	$135,023
Long Duration Total Return Bond Fund	$22,216
Global Bond Fund	$31,241
Ultra Short Bond Fund	$17,447
Infrastructure Income Fund	$81,114
Income Fund	$10,685

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Fund	Services Payments Paid by Funds
Multi-Asset Growth Fund	$27,644
Strategic Commodity Fund	$325,838
Shiller Enhanced CAPE®	$4,029,460
Shiller Enhanced International CAPE®	$53,033
Colony Real Estate and Income Fund	$8,336

PAYMENTS BY THE ADVISERS

Each Adviser may make payments, at its own expense and out of its own revenues, in connection with the sale and distribution of the shares of the Funds it advises or for services to the Funds and their shareholders. Each Adviser has also agreed to compensate certain intermediaries a fixed amount per year as part of the Adviser’s participation in the intermediaries’ select program, which offers, among other things, access to investor forums, consultation services, new distribution platforms, intermediary client events and other promotional opportunities. Such payments are in addition to any Service Payments or Distribution Plan amounts paid to FINRA member firms or to other intermediaries. Additional information regarding these payments is included in the Prospectus under the title “Payments to Financial Intermediaries.”

Each of the intermediaries listed below either received payments as of June 30, 2020 or have entered into contractual arrangements since that date to receive such payments.

Firm
ADP Broker-Dealer, Inc.
Advisor Group, Inc.
American Enterprise Investment Services, Inc.
Ascensus, Inc.
AssetMark Trust Company
Benefit Plan Administration Services, Inc.
BNY Mellon N.A.
Charles Schwab & Company Inc.
Fidelity Brokerage Services LLC
Fidelity Investments Institutional Operations Company, Inc.
Goldman, Sachs & Co.
GWFS Equities Inc.
John Hancock Life Insurance Company (U.S.A.)
John Hancock Life Insurance Company of New York
John Hancock Trust Company, LLC
JP Morgan Securities LLC
Lincoln Retirement Services LLC
LPL Financial LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
Mid Atlantic Capital Corp.
Mid Atlantic Clearing & Settlement Corp
Morgan Stanley Smith Barney LLC
MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC
National Financial Services LLC
Nationwide Financial Services, Inc.
Pershing LLC
PFPC Inc.
Principal Life Insurance Company
Prudential Insurance Company of America
Raymond James & Associates, Inc.
RBC Capital Markets Corp.
Reliance Trust Company
Royal Alliance Associates Inc.

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SagePoint Financial Inc.
Securities America, Inc.
T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade Clearing Inc.
TD Ameritrade Trust Company
Teachers Insurance and Annuity Association of America (TIAA)
Triad Advisors, LLC
U.S. Bank, National Association
UBS Financial Services Inc.
VALIC Retirement Services Company
Vanguard Group
Vanguard Marketing Corporation
Voya Financial Advisors, Inc.
Voya Institutional Plan Services, LLC
Voya Retirement Insurance and Annuity Company
Wells Fargo Clearing Services, LLC
Woodbury Financial Services Inc.

In addition to member firms of FINRA, payments may also be made to their selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators.

ADMINISTRATION AGREEMENTS

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the administrator of the Trust pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Under the Administration Agreement, the Administrator receives a combined fee from the Funds as part of a bundled-fees agreement for services performed as Administrator, fund accountant, and custodian. The Administrator provides certain accounting and administrative services to the Trust, including, among other things, fund accounting; calculation of the daily NAV of each Fund; monitoring the Trust’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust’s Form N-CEN.

For the fiscal years ended March 31, 2018, March 31, 2019, and March 31, 2020, the Funds paid the Administrator the following:

Fund Administration/Accounting Services	Fees Paid(1)
	2018	2019	2020
Total Return Bond Fund	$7,403,045	$6,534,786	$6,775,760
Core Fixed Income Fund	$1,569,507	$1,778,015	$1,923,175
Emerging Markets Fixed Income Fund	$203,136	$188,381	$190,670
Low Duration Bond Fund	$875,491	$1,019,713	$1,132,622
Floating Rate Fund	$191,176	$276,601	$170,543
Flexible Income Fund	$374,898	$460,812	$454,447
Low Duration Emerging Markets Fixed Income Fund	$59,025	$59,940	$50,851
Long Duration Total Return Bond Fund	$14,811	$20,031	$18,440
Global Bond Fund	$139,641	$205,181	$277,011
Ultra Short Bond Fund	$21,961	$52,190	$63,197
Infrastructure Income Fund	$115,014	$132,968	$106,074
Income Fund	N/A	N/A	$22,558
Multi-Asset Growth Fund	$68,797	$73,682	$43,601
Strategic Commodity Fund	$9,283	$66,602	$54,853
Shiller Enhanced CAPE®	$871,632	$992,441	$1,211,884
Shiller Enhanced International CAPE®	$76,719	$90,661	$37,491
Colony Real Estate and Income Fund	N/A	$11,829	$87,790

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(1)	The Colony Real Estate and Income Fund commenced operations on December 17, 2018. The Income Fund commenced operations on September 3, 2019.

CONVERSION OF SHARES BETWEEN CLASSES

From time to time, a Fund may permit the conversion of shares of one class to another share class. In effecting a conversion, a Fund may require that the value of shares so converted meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in the applicable state of residence, those shares are otherwise available for offer and sale, and such other terms and conditions as a Fund may determine to require. From time to time, the Distributor may enter into agreements with financial intermediaries to allow them to institute, for their clients, such conversions between share classes of a Fund provided that Fund-specified requirements are met. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund conversion may be subject to higher or lower total expenses following such conversion. Not all DoubleLine Funds may offer all classes of shares or may be open to new investors. Shareholders should consult their tax advisers as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. DoubleLine Funds also reserve the right to refuse any or all requests for conversion. A conversion of shares between classes is exempt from the trading limits described in the Prospectus.

HOW TO BUY AND REDEEM SHARES

Shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this SAI.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Funds. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees, some or all of which may be paid or reimbursed by the Funds. See “Payments to Financial Intermediaries” in the Prospectus.

Purchases Through Broker-Dealers and Financial Intermediaries

Shares of the Funds may be purchased and redeemed through certain broker-dealers and financial intermediaries. If purchases and redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Distributor, the broker-dealer may in its discretion, charge a fee for that service.

PURCHASES IN KIND

Each Fund may, at the sole discretion of the Fund’s Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must (1) meet the investment objective and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange or meet other applicable regulatory standards.

DISTRIBUTIONS IN KIND

If a Fund’s Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the Fund may pay, consistent with applicable law, any portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of those securities.

The Trust has filed an election under Rule 18f-1 under the 1940 Act committing each of the Funds to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period.

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DISTRIBUTIONS AND TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. It does not address special tax rules applicable to certain classes of investors, such as investors holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or IRAs), tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax adviser for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in a Fund.

Taxation of the Funds.

Each Fund has elected (or if a new Fund, intends to elect) to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the close of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that a Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. MLPs, if any, in which a Fund invests generally will qualify as qualified publicly traded partnerships.

Gains from foreign currencies (including foreign currency futures and foreign currency forward contracts) currently constitute “qualifying income” for purposes of the 90% test described in (a) above. However, the U.S. Treasury has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of qualifying income a Fund’s foreign currency gains to the extent that such income is not directly related to a Fund’s principal business of investing in stock or securities. This could adversely affect the qualification of a Fund as a RIC.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

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If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by a Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, a Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

A Fund will be a personal holding company for U.S. federal income tax purposes if 50% or more of the Fund’s shares are owned, at any time during the last half of the Fund’s taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. If a Fund were a personal holding company, the Fund would be subject to a tax of 20% on all its investment income and on any net short-term gains not distributed to shareholders on or before the fifteenth day of the fourth month following the close of the Fund’s taxable year. In addition, a Fund’s status as a personal holding company may limit the ability of the Fund to pay dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the taxable year and would prevent the Fund from using tax equalization (as described below), which may result in the

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Fund paying a Fund-level income tax. A Fund that could be a personal holding company will seek to distribute all of its income and gain in a timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that it will be successful in doing so each year.

Under current law, a RIC generally is permitted on its tax return to treat as a dividend the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro rata share of the RIC’s accumulated earnings and profits. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Fund is required to distribute as dividends to non-redeeming shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, and the amount of any undistributed income will be reflected in the value of the Fund’s shares. The total return on a shareholder’s investment will not be reduced as a result of using tax equalization. Tax equalization is not available to a RIC that is a personal holding company for federal income tax purposes.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than by how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by a Fund to its shareholders as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

In general, distributions of investment income reported by a Fund to its shareholders as derived from qualified dividend income are taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in

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substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by a Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of a Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares of a Fund.

A dividend paid to shareholders by a Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

Distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of a Fund’s shares below the shareholder’s cost basis in those shares. As described above, each Fund is required to distribute realized income and gains regardless of whether the Fund’s NAV also reflects unrealized losses.

Tax Implications of Certain Fund Investments.

Commodity-Related Investments. A Fund’s use of commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments and from direct investments, if any, in commodities do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does cure such failure by paying a tax at the Fund level.

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As discussed below under “Investment in a Wholly-Owned Subsidiary,” a Fund may invest in commodities and commodity-related instruments through a wholly-owned subsidiary. It is expected that all of a Fund’s non-U.S. subsidiary’s income will be subpart F income currently included in a Fund’s income as ordinary income for federal income tax purposes (such income inclusions, “subpart F inclusions”). Under Treasury regulations, subpart F inclusions included in a Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies.

Investment in a Wholly-Owned Subsidiary. A Fund may organize and invest in one or more wholly-owned subsidiaries in order to achieve optimal exposure to certain asset classes, including commodities and commodity-linked instruments, without violating the 90% gross income requirement applicable to RICs, as described above. Each such non-U.S. subsidiary will be treated as a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes. A Fund that owns such a subsidiary generally will be required each year to include in gross income all of the CFC’s subpart F income for the CFC’s taxable year ending within the Fund’s taxable year, whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, original issue discount (“OID”), dividends, net gains from transactions in commodity-linked derivatives and from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by the CFC during a tax year do not flow through to a Fund and thus will not be available to offset the Fund’s other income or capital gains. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. If a Fund were to recognize subpart F income in excess of actual distributions from a CFC in a particular year, it may be required to liquidate other investments in order to satisfy its distribution requirements.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the OID is treated as interest income and is included in a Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its revised issue price) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the accrued market discount on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in a Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, acquisition discount (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of obligations or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to

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realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-risk or Defaulted Debt Obligations. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation; when a Fund may cease to accrue interest, OID or market discount; when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Qualified REIT dividends. Pursuant to proposed regulations on which a Fund may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Distributions of income or gain attributable to derivatives with respect to REIT securities, including swaps, will not constitute qualified REIT dividends and will not be eligible for such deduction.

Mortgage-Related Securities. The Funds may invest, including through investments in REITs or other pass-through entities, in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for certain tax-exempt investors, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities

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(including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. A Fund’s investments that are treated as equity investments for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of this tax. For example, a Fund may elect to treat a PFIC as a qualified electing fund (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings to the market as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Tax Credit Bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or before December 31, 2017 on one or more applicable dates during a taxable year, it is possible that a Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to a Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Fund is eligible to pass through such tax credits to shareholders, a Fund may choose not to do so.

Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a Fund transfers or otherwise terminates the option (for example, through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, a Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by a Fund minus (b) a Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, a Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by a Fund is greater or less than the amount paid by a Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, a Fund generally will recognize short-term gain equal to the premium received.

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A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls which generally, are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. The straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are marked to market with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (for example, forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (for example, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, the tax rules applicable to derivatives are in many cases uncertain under current law. An adverse determination, future guidance by the IRS or Treasury regulations, in each case with potentially retroactive effect, might bear adversely on a Fund’s satisfaction of the distribution or other requirements to maintain its qualification as a RIC and avoid a Fund-level tax.

Exchange-Traded Notes. The tax rules are uncertain with respect to the treatment, including timing, of income or gains arising in respect of ETNs. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect a Fund’s ability to satisfy the requirements for qualifying for treatment as a RIC and to avoid a Fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. A Fund’s investments in shares of another mutual fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for

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dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report to its shareholders a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC. If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets were to consist of interests in other RICs, the Fund would be a qualified fund of funds. In that case, the Fund would be permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by an underlying fund in which it invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund would be eligible to claim a tax credit or deduction for such taxes. However, even if the Fund were to qualify to make such election for any year, it may determine not to do so. See “Foreign Taxation” below for more information. Additionally, if a Fund were a qualified fund of funds, the Fund would be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. The Funds do not expect to be able to distribute exempt-interest dividends under any other circumstances. Furthermore, even if a Fund were eligible to report any distributions as exempt-interest dividends, it provides no assurance that it would do so.

If a Fund were to own 20% or more of the voting interests of an underlying RIC, subject to a safe harbor in respect of certain fund of funds arrangements, the Fund would be required to “look through” the underlying RIC to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying RIC’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.

Backup Withholding.

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders.

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this blocking effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by a Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess

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inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Sale, Exchange or Redemption of Shares.

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Tax Shelter Reporting Regulations.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation.

Income, proceeds and gains received by a Fund (or underlying RICs in which a Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which would decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. This will decrease the Fund’s yield on securities subject to such taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to pass through to shareholders foreign income taxes that it pays. If this election is made, shareholders will be required to include their share of those taxes in gross income as a distribution from the Fund and generally will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on their federal U.S. income tax return, subject to certain limitations. If a Fund were a qualified fund of funds, it would be permitted to elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Investments in Other RICs” above). Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

Foreign Shareholders.

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends (3) interest-related dividends, each as defined and subject to certain conditions described below, and (4) exempt-interest

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dividends generally are not subject to withholding of U.S. federal income tax (though such exempt interest dividends may be subject to backup withholding).

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in another underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as are eligible, to be treated as short-term capital gain or interest-related dividends, but is not required to do so. In the case of shares held through an intermediary, the intermediary is permitted to withhold even if a Fund reports all or a portion of a payment as a short-term capital gain or an interest-related dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of U.S. real property interests (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Subject to certain exceptions (for example, for a fund that is a “United States real property holding corporation” as described below), a Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated earnings and profits for the applicable taxable year) when paid to its foreign shareholders.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from a Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a U.S. real property holding corporation (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of

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which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years (a “former USRPHC”). A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Moreover, if the Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated earnings and profits for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.

If a Fund were a QIE, under a special “look-through” rule, any distributions by a Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholder and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (for example, as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their financial interest in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax adviser, or if holding shares through an intermediary, their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a

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shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations.

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

SHARES AND VOTING RIGHTS

Shares of each class of a Fund represent an equal proportionate share in the assets, liabilities, income and expenses of that class of the Fund. All shares issued will be fully paid and non-assessable and will have no preemptive rights. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. As a Delaware statutory trust, the Trust is not required to hold an annual shareholder meeting in any year in which the selection of trustees is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operations of a Fund and for the election of trustees under certain circumstances. Any Trustees of the Trust may be removed with or without cause at any meeting of the shareholders of the Trust by a vote of shareholders owning at least a majority of the outstanding shares or by written instrument, signed by a majority of the number of Trustees prior to such removal. There shall be no cumulative voting in the election of Trustees. Generally, all shareholders of a Fund will vote together with all other shareholders of the Funds in the Trust and with all shareholders of all other funds that the Trust may form in the future on all matters affecting the Trust, including the election or removal of trustees, except when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more Funds or classes of shares materially differently, shares will be voted by an individual Fund or class; and when the Trustees have determined that the matter affects only the interests of one or more Funds or classes, only shareholders of such Funds or classes shall be entitled to vote.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, serves as transfer agent for the Trust.

CUSTODIAN

U.S. Bank National Association (the “Custodian”), 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Funds and is responsible for maintaining custody of each Fund’s cash and investments. Pursuant to the terms of the Custody Agreement between the Trust and the Custodian, the Custodian may delegate certain of its responsibilities, including its responsibility to establish and maintain arrangements with foreign custodians, to a sub-custodian. Subject to its oversight, the Custodian has delegated to Bank of New York Mellon primary responsibility to review, establish, and monitor the Funds’ foreign custody arrangements. Certain brokers may be engaged as futures commission merchants by the Funds from time to time and could be deemed to have custody over a Fund’s assets.

LEGAL COUNSEL

Ropes & Gray LLP, 800 Boylston Street, Boston, Massachusetts 02199, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 601 S. Figueroa Street, Suite 900, Los Angeles, CA, 90017, the independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Funds. The selection of the independent registered public accounting firm is approved annually by the Board of Trustees.

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The audited financial statements of each of the Total Return Bond Fund, the Core Fixed Income Fund, the Emerging Markets Fixed Income Fund, the Low Duration Bond Fund, the Floating Rate Fund, the Flexible Income Fund, the Low Duration Emerging Markets Fixed Income Fund, the Long Duration Total Return Bond Fund, the Multi-Asset Growth Fund, the Strategic Commodity Fund, the Global Bond Fund, Shiller Enhanced CAPE®, the Infrastructure Income Fund, the Income Fund, the Ultra Short Bond Fund, Shiller Enhanced International CAPE®, and the Colony Real Estate and Income Fund within each Fund’s report to shareholders for the fiscal period ended March 31, 2020, the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s annual report to shareholders, which was filed with the SEC on Form N-CSR on May 29, 2020 (Accession Number: 0001193125-20-155919).

DISCLAIMERS

Shiller Barclays CAPE® Index Disclaimers

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer, sponsor or promoter of Shiller Enhanced CAPE® or Shiller Enhanced International CAPE® (together, in this paragraph, the “Funds”) and Barclays has no responsibilities, obligations or duties to investors in the Funds. The Shiller Barclays CAPE® US Sector TR USD Index and Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (each an “Index” and together the “Indices”) consist of the respective trademarks of Barclays Bank PLC and trademarks owned by or licensed to RSBB-I, LLC and Barclays Bank PLC and that are licensed for use by DoubleLine Funds Trust as the Issuer of the Funds. Barclays’ only relationship with the Issuer in respect of the Indices is the licensing of these trademarks and the Indices which are determined, composed and calculated by Barclays without regard to the Issuer or the Funds or the owners of the Funds. Additionally, DoubleLine Capital LP may for the Funds execute transaction(s) with Barclays in or relating to the Funds’ respective Index in connection with which investors of one of the Funds acquire shares of their respective Fund from DoubleLine Funds Trust and investors neither acquire any interest in that Fund’s respective Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in that Fund. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds’ names or the Indices with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the Funds or any other third party into consideration in determining, composing or calculating the Indices. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds. The licensing agreement between DoubleLine Funds Trust and Barclays is solely for the benefit of the Funds and Barclays and not for the benefit of the owners of the Funds, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE USE OF THE SHILLER ENHANCED CAPE® AND SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, OR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO SHILLER ENHANCED CAPE® AND SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF

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THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SHILLER ENHANCED CAPE® OR SHILLER ENHANCED INTERNATIONAL CAPE®.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

THE SHILLER BARCLAYS CAPE® US INDEX FAMILY AND SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY HAVE BEEN DEVELOPED IN PART BY RSBB-I, LLC, THE RESEARCH PRINCIPAL OF WHICH IS ROBERT J. SHILLER. RSBB-I, LLC IS NOT AN INVESTMENT ADVISER AND DOES NOT GUARANTEE THE ACCURACY AND COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US INDEX FAMILY OR THE SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY OR ANY DATA OR METHODOLOGY EITHER INCLUDED THEREIN OR UPON WHICH THEY ARE BASED. RSBB-I, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS

THEREIN AND MAKES NO WARRANTIES EXPRESSED OR IMPLIED, AS TO THE PERFORMANCE OR RESULTS EXPERIENCED BY ANY PARTY FROM THE USE OF ANY INFORMATION INCLUDED THEREIN OR UPON WHICH IT IS BASED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, AND SHALL NOT BE LIABLE FOR ANY CLAIMS OR LOSSES OF ANY NATURE IN CONNECTION WITH THE USE OF SUCH INFORMATION, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE OR CONSEQUENTIAL DAMAGES EVEN IF RSBB-I, LLC IS ADVISED OF THE POSSIBILITY OF SAME.

Morgan Stanley Index Disclaimers

NOTHING IN THE FOLLOWING DISCLAIMER IS INTEDED TO MODIFY THE OBLIGATIONS OF ANY MORGAN STANLEY AFFILIATE, INCLUDING WITHOUT LIMITATION, MORGAN STANLEY SMITH BARNEY LLC (“MSSB”), UNDER ANY APPLICABLE AGREEMENT BETWEEN ANY SUCH AFFILIATE AND ITS RESPECIVE CLIENTS WHO PURCHASE FUND SHARES THROUGH SUCH AFFILIATE.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY, CAPITAL GROUP INC. (“MORGAN STANLEY”). NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS (WHICH FOR PURPOSES OF THIS DISCLAIMER INCLUDES WITHOUT LIMITATION ICE DATA, LLP, CHICAGO MERCANTILE EXCHANGE INC, AND THE LONDON METAL EXCHANGE) OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND OR THE ABILITY OF THE MORGAN STANLEY BFMCISM (THE “INDEX”) TO TRACK MARKET PERFORMACE. THE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY, MORGAN STANLEY AND THE INDEX ARE SERVICE MARKS OF MORGAN STANLEY AND/OR A MORGAN STANLEY AFFILIATE AND HAVE BEEN LICENSED TO DOUBLELINE ALTERNATIVES LP FOR USE FOR CERTAIN PURPOSES BY DOUBLELINE ALTERNATIVES LP (“LICENSEE”). MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE, ISSUER OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT OR QUANTITIES OF THIS FUND OR ITS ASSETS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE. NEITHER MORGAN STANLEY NOR ANY OF ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAS OR WILL HAVE ANY OBLIGATION OR LIABILITY TO OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINSTRATION, MARKETING OR TRADING OF THIS FUND.

ALTHOUGH MORGAN STANLEY OR ITS AGENTS OR SERVICE PROVIDERS SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN

STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OF ITS AFFILIATES’ AGENTS

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(INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY OTHER DATA INCLUDED THEREIN, NEITHER MORGAN STANLEY NOR ANY OF ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF OR INVESTORS IN THE FUND, OR AY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEEUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OF ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND DO HEREBY EXPESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY ANGENT OF MORGAN STANLEY OR ANY MORGAN STANLEY AFFILIATE (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILTY OF SUCH DAMAGES.

NO PURCHASER, SELLER, OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MORGAN STANLEY TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET, OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING MORGAN STANLEY TO DETERMINE WHETHER MORGAN STANLEY’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MOREGAN STANLEY WITHOUT THE PRIOR WRITTEN PERMISSION OF MORGAN STANLEY.

As part of the license agreements related to the use of the Colony Capital Fundamental US Real Estate Index, the Colony Real Estate and Income Fund is required to include the following disclaimers in this SAI. The following disclaimers have been provided by Colony Capital, Inc. and Barclays Bank PLC, respectively. Neither the Colony Real Estate and Income Fund nor the Adviser has verified the information in these disclaimers and both the Fund and the Adviser disclaim responsibility for the content of these disclaimers.

Colony Capital, Inc.

The Colony Capital Fundamental US Real Estate Index (the “Index”) has been licensed by Barclays for use by DoubleLine Alternatives LP. Colony Capital is a registered trademark of Colony Capital QIS, LLC or its affiliates and has been sub-licensed for use for certain purposes by DoubleLine Alternatives LP. DoubleLine Colony Real Estate and Income Fund (the “Fund”) is not sponsored, endorsed, sold, or promoted by Colony Capital QIS, LLC or any of its affiliates. Neither Colony Capital QIS, LLC nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track market performance. Colony Capital QIS, LLC’s and its affiliates’ only relationship to DoubleLine Alternatives LP with respect to the Index is through the sublicensing of certain rules incorporated in the Index and certain trademarks, service marks, and/or trade names owned by Colony Capital QIS, LLC and its affiliates through Barclays and/or its affiliates to DoubleLine Alternatives LP. The Index is not determined, composed, or calculated by Colony Capital QIS, LLC. Neither Colony Capital QIS, LLC nor its affiliates are responsible for and have not participated in the determination of the prices or amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered, or redeemed, as the case may be. Colony Capital QIS, LLC and its affiliates have no obligation or liability in connection with the administration, marketing, or trading of the Fund. There is no assurance that investment products based on the Index shall accurately track index performance or provide positive investment returns. Colony Capital QIS, LLC and its affiliates are not investment advisors with respect to investors in the Fund. Inclusion of a security within an index is not a recommendation by Colony Capital QIS, LLC or its affiliates to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER COLONY CAPITAL QIS, LLC NOR ITS AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE INDEX, ANY DATA RELATED THERETO, OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC

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COMMUNICATIONS WITH RESPECT THERETO AND LICENSOR AND ITS AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. COLONY CAPITAL QIS, LLC AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR USE, OR AS TO RESULTS TO BE OBTAINED BY DOUBLELINE ALTERNATIVES LP, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL LICENSOR OR ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Bank PLC

©Barclays Bank PLC, its wholly-owned subsidiary ©Barclays Capital Inc. or an affiliate (collectively “Barclays”) owns the intellectual property and licensing rights in and to the Colony Capital Fundamental US Real Estate Index (the “Index”) and either entity may act as licensor of the Index. All rights reserved.

Neither Barclays nor the Index Sponsor, as defined below, make any representation or warranty, express or implied, to DoubleLine Colony Real Estate and Income Fund (the “Fund”) or any member of the public regarding the advisability of investing in transactions generally or other instruments or related derivatives or in the Index particularly or the ability of the Barclays indices, including without limitation, the Index, to track the performance of any market or underlying assets or data. Neither Barclays nor the Index Sponsor has any obligation to take the needs of the Fund into consideration in determining, composing or calculating the Index.

Barclays’ indices are administered, calculated and published by the Index Sponsor. The Index Sponsor role is performed by Barclays Index Administration (“BINDA”), a distinct function within the Investment Bank of Barclays Bank PLC. As the administrator of the Barclays family of indices, BINDA operates independently from Barclays Investment Bank’s sales, trading, structuring and banking departments. Notwithstanding the foregoing, potential conflicts of interest may exist where: (i) Barclays acts in multiple capacities with respect to a particular Barclays index, including but not limited to functioning as index sponsor, index administrator, calculation agent, licensing agent, and/or publisher; (ii) sales, trading or structuring desks in Barclays Investment Bank launch products linked to the performance of a Barclays index, which are typically hedged by Barclays’ trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index; and (iii) Barclays may use price contributions from trading desks in Barclays Investment Bank as a pricing source for a Barclays index. Barclays has in place policies and governance procedures (including separation of reporting lines) that are designed to avoid or otherwise appropriately manage such conflicts of interest and ensure the independence of BINDA and the integrity of Barclays indices. Where permitted and subject to appropriate restrictions, BINDA personnel regularly interact with trading and structuring desk personnel in Barclays Investment Bank regarding current market conditions and prices although decisions made by BINDA are independent and not influenced by trading and structuring desk personnel. Additional information about Barclays indices together with copies of the BINDA IOSCO Compliance Statement and Control Framework are available at: https://index.barcap.com/Home/BINDA.

The Index Sponsor is under no obligation to continue the calculation, publication and dissemination of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index.

BARCLAYS AND THE INDEX SPONSOR DO NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS OR TRADERS, AS THE CASE MAY BE, OF THE FUND OR TO THIRD PARTIES FOR, THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS INDICES, OR ANY DATA INCLUDED THEREIN, OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS INDICES. BARCLAYS AND THE INDEX SPONSOR MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS INDICES, INCLUDING WITHOUT LIMITATION, THE INDEX, OR ANY DATA

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INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS OR THE INDEX SPONSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

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APPENDIX A

DESCRIPTION OF S&P GLOBAL RATINGS (“S&P”) AND MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) RATINGS

S&P

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that a rating has not been assigned or is no longer assigned.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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Moody’s

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

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APPENDIX B

Proxy Voting Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For trustee nominees in uncontested elections
•	For management nominees in contested elections
•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees
•	For changing the company name
•	For approving other business
•	For adjourning the meeting
•	For technical amendments to the charter and/or bylaws
•	For approving financial statements

Capital Structure

•	For increasing authorized common stock
•	For decreasing authorized common stock
•	For amending authorized common stock
•	For the issuance of common stock, except against if the issued common stock has superior voting rights
•	For approving the issuance or exercise of stock warrants
•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For decreasing authorized preferred stock
•	For canceling a class or series of preferred stock
•	For amending preferred stock
•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders
•	For eliminating preemptive rights
•	For creating or restoring preemptive rights
•	Against authorizing dual or multiple classes of common stock
•	For eliminating authorized dual or multiple classes of common stock
•	For amending authorized dual or multiple classes of common stock
•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights
•	For a stock repurchase program
•	For a stock split
•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company
•	For recapitalization
•	For restructuring the company
•	For bankruptcy restructurings
•	For liquidations
•	For reincorporating in a different state
•	For spinning off certain company operations or divisions
•	For the sale of assets
•	Against eliminating cumulative voting
•	For adopting cumulative voting

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Board of Trustees

•	For limiting the liability of trustees
•	For setting the board size
•	For allowing the trustees to fill vacancies on the board without shareholder approval
•	Against giving the board the authority to set the size of the board as needed without shareholder approval
•	For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause
•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights
•	For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board
•	Against amending a classified board
•	For repealing a classified board
•	Against ratifying or adopting a shareholder rights plan (poison pill)
•	Against redeeming a shareholder rights plan (poison pill)
•	Against eliminating shareholders’ right to call a special meeting
•	Against limiting shareholders’ right to call a special meeting
•	For restoring shareholders’ right to call a special meeting
•	Against eliminating shareholders’ right to act by written consent
•	Against limiting shareholders’ right to act by written consent
•	For restoring shareholders’ right to act by written consent
•	Against establishing a supermajority vote provision to approve a merger or other business combination
•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction
•	For eliminating a supermajority vote provision to approve a merger or other business combination
•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid
•	Against establishing a fair price provision
•	Against amending a fair price provision
•	For repealing a fair price provision
•	For limiting the payment of greenmail
•	Against adopting advance notice requirements
•	For opting out of a state takeover statutory provision
•	Against opt into a state takeover statutory provision

Compensation

•	For adopting a stock incentive plan for employees, except if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•	For amending a stock incentive plan for employees, except if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•	For adding shares to a stock incentive plan for employees, except if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•	For limiting per-employee option awards
•	For extending the term of a stock incentive plan for employees
•	For adopting a stock incentive plan for non-employee trustees, except if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
•	For amending a stock incentive plan for non-employee trustees, except if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

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•	For adding shares to a stock incentive plan for non-employee trustees, except if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For adopting a stock award plan, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements
•	For adding shares to a stock award plan, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For adopting a stock award plan for non-employee trustees, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For amending a stock award plan for non-employee trustees, except if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.
•	For adding shares to a stock award plan for non-employee trustees, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•	For approving an annual bonus plan
•	For adopting a savings plan
•	For granting a one-time stock option or stock award, except if the plan dilution is more than 5% of the outstanding common equity
•	For adopting a deferred compensation plan
•	For approving a long-term bonus plan
•	For approving an employment agreement or contract
•	For amending a deferred compensation plan
•	For amending an annual bonus plan
•	For reapproving a stock option plan or bonus plan for purposes of OBRA
•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors
•	Against requiring the auditors to attend the annual meeting
•	Against limiting consulting by auditors
•	Against requiring the rotation of auditors
•	Against restoring preemptive rights
•	For asking the company to study sales, spin-offs, or other strategic alternatives
•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•	Against eliminating the company’s discretion to vote unmarked proxy ballots.
•	For providing equal access to the proxy materials for shareholders
•	Against requiring a majority vote to elect trustees

•	Against requiring the improvement of annual meeting reports
•	Against changing the annual meeting location
•	Against changing the annual meeting date
•	Against asking the board to include more women and minorities as trustees.
•	Against seeking to increase board independence
•	Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy
•	Against requiring minimum stock ownership by trustees

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•	Against providing for union or employee representatives on the board of trustees
•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For creating a nominating committee of the board
•	Against urging the creation of a shareholder committee
•	Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees
•	Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees
•	For adopting cumulative voting
•	Against requiring trustees to place a statement of candidacy in the proxy statement
•	Against requiring the nomination of two trustee candidates for each open board seat
•	Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect
•	For repealing a classified board
•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
•	Against repealing fair price provisions
•	For restoring shareholders’ right to call a special meeting
•	For restoring shareholders’ right to act by written consent
•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•	For seeking to force the company to opt out of a state takeover statutory provision
•	Against reincorporating the company in another state
•	For limiting greenmail payments
•	Against advisory vote on compensation
•	Against restricting executive compensation
•	For enhancing the disclosure of executive compensation
•	Against restricting trustee compensation
•	Against capping executive pay
•	Against calling for trustees to be paid with company stock
•	Against calling for shareholder votes on executive pay
•	Against calling for the termination of trustee retirement plans
•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria
•	Against seeking shareholder approval to reprice or replace underwater stock options
•	For banning or calling for a shareholder vote on future golden parachutes
•	Against seeking to award performance-based stock options
•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•	Against requesting that future executive compensation be determined without regard to any pension fund income
•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•	Against requiring option shares to be held
•	For creating a compensation committee
•	Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues
•	For increasing the independence of the compensation committee
•	For increasing the independence of the audit committee
•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies
•	Against asking the company to limit or end operations in Burma
•	For asking management to review operations in Burma
•	For asking management to certify that company operations are free of forced labor
•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

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•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts
•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets
•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems
•	Against asking management to report on the company’s foreign military sales or foreign offset activities
•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production
•	Against asking the company to establish shareholder-designated contribution programs
•	Against asking the company to limit or end charitable giving
•	For asking the company to increase disclosure of political spending and activities
•	Against asking the company to limit or end political spending
•	For requesting disclosure of company executives’ prior government service
•	Against requesting affirmation of political nonpartisanship
•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting
•	Against severing links with the tobacco industry
•	Against asking the company to review or reduce tobacco harm to health
•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting
•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report
•	Against asking the company to take action on embryo or fetal destruction
•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting
•	For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.
•	Against asking management to endorse the Ceres principles
•	For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels
•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum
•	For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases
•	For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products
•	Against asking the company to preserve natural habitat
•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings
•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions
•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting
•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work
•	For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports
•	Against asking management to drop sexual orientation from EEO policy
•	Against asking management to adopt a sexual orientation non-discrimination policy
•	For asking management to report on or review Mexican operations
•	Against asking management to adopt standards for Mexican operations
•	Against asking management to review or implement the MacBride principles
•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

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•	For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report
•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions
•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

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DL-SAI

Statement of Additional Information July 31, 2020

Fixed Income	Class R6 Shares
DoubleLine Total Return Bond Fund	DDTRX
DoubleLine Core Fixed Income Fund	DDCFX
DoubleLine Low Duration Bond Fund	DDLDX
DoubleLine Flexible Income Fund	DFFLX

Equities
DoubleLine Shiller Enhanced CAPE®	DDCPX

DoubleLine Funds Trust (the “Trust”) offers Class R6 shares of each of its separate series listed above (each, a “Fund” and, together, the “Funds”) through a single prospectus dated July 31, 2020, as supplemented from time to time (the “Prospectus”). Each Fund’s other share classes are offered through a separate prospectus, dated July 31, 2020, as supplemented from time to time (the “Multi-class Prospectus”). Each Fund’s Class R6 shares are also offered through a Summary Prospectus. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to that set forth in the Prospectus, as supplemented from time to time. This SAI should be read in conjunction with the Prospectus for the Fund(s) in which you may invest. A Prospectus or Summary Prospectus may be obtained at no charge by contacting your financial intermediary, by calling 877-DLine11 (877-354-6311) or on the Funds’ website at www.doublelinefunds.com. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

The audited financial statements of each of the Funds within each Fund’s report to shareholders for the fiscal period ended March 31, 2020, the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s annual report to shareholders, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on Form N-CSR on May 29, 2020 (Accession Number: 0001193125-20-155919). Each Fund’s audited financial statements in the Trust’s annual report to shareholders may be obtained upon request at no charge by contacting your financial intermediary, by calling 877-DLine11 (877-354-6311) and on the Funds’ website at www.doublelinefunds.com.

DoubleLine Funds Trust || 333 S. Grand Ave., Suite 1800 || Los Angeles, CA 90071 || (213) 633-8200

GENERAL INFORMATION

DoubleLine Funds Trust was formed as a Delaware statutory trust on January 11, 2010, and is registered with the SEC as an open-end management investment company. DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”) acts as the investment adviser for each Fund.

Each Fund offers three classes of shares: Class R6 shares, Class I shares and Class N shares. All series and/or classes of the Trust may not be discussed in this SAI. The following table outlines the date of commencement for each Fund:

Fund Name	Date of Commencement of Operations
DoubleLine Total Return Bond Fund (the “Total Return Bond Fund”)	April 6, 2010
DoubleLine Core Fixed Income Fund (the “Core Fixed Income Fund”)	June 1, 2010
DoubleLine Low Duration Bond Fund (the “Low Duration Bond Fund”)	September 30, 2011
DoubleLine Flexible Income Fund (the “Flexible Income Fund”)	April 7, 2014
DoubleLine Shiller Enhanced CAPE® (the “Shiller Enhanced CAPE®”)	October 31, 2013

Each Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Please see the Prospectus for a discussion of the principal investment policies and risks of investing in the Funds.

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INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The investment restrictions numbered 1 through 8 below have been adopted as fundamental policies for the Total Return Bond Fund and the Core Fixed Income Fund, unless otherwise noted. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding voting shares of that Fund (as defined in the 1940 Act).

1. The Total Return Bond Fund and the Core Fixed Income Fund may not with respect to 75% of each Fund’s total assets purchase the securities of any issuer (other than U.S. Government Securities or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. A Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

3. A Fund may not borrow money, except to the extent permitted by applicable law from time to time.

4. A Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5. A Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry or group of industries (for purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, as well as that of the seller of the loan participation).

6. A Fund may not make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. A Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. A Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.

7. A Fund may not purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts and options contracts).

8. A Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Low Duration Bond Fund.

1. The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2. The Fund may not borrow money, except to the extent permitted by applicable law from time to time.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

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5. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities. The Fund may make loans, including to affiliated investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. The Fund may not purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for Shiller Enhanced CAPE® and the Flexible Income Fund.

1. The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2. The Fund may borrow money to the extent permitted by applicable law from time to time.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5. The Fund may make loans, including to affiliated investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

6. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. The Fund may not purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

For purposes of applying the terms of Total Return Bond Fund’s and Core Fixed Income Fund’s fundamental investment policy number 5; Low Duration Bond Fund’s, Shiller Enhanced CAPE®’s and Flexible Income Fund’s fundamental policy number 4; and Total Return Bond Fund’s and Core Fixed Income Fund’s non-fundamental policy number 4 (see below), the Adviser will, on behalf of each Fund as applicable, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which a Fund invests. As a general matter, the Funds consider an industry to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries that are new or are undergoing rapid development. Some

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issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the Internet (including issuers of securities in which certain of the Funds invest) were initially classified as Internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its reasonable efforts to assign each issuer to the category which it believes is most appropriate. Further, Total Return Bond Fund, Core Fixed Income Fund, Low Duration Bond Fund and Flexible Income Fund, take the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular industry or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities. Since its inception, Shiller Enhanced CAPE® has applied its industry concentration restriction in the same way with respect to mortgage-backed and asset-backed securities as the Funds listed in the previous sentence. For purposes of applying the terms of the Total Return Bond Fund’s and the Core Fixed Income Fund’s fundamental investment policy 7 above, at the time of the establishment of the restriction, swap contracts were not within the understanding of the term “commodities,” and, for clarity, notwithstanding any federal legislation or regulatory action by the U.S. Commodity Futures Trading Commission (“CFTC”) that subjects swaps to regulation by the CFTC, the Funds are not restricted from investing in or entering into swap contracts by fundamental policy 7.

For purposes of the Funds’ policies (including the fundamental policies discussed above), any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

Non-Fundamental Investment Policies

The investment restrictions below, which only apply to the Total Return Bond Fund and the Core Fixed Income Fund (or as otherwise indicated), as well as all other investment policies indicated herein (exclusive of the fundamental policies above) are non-fundamental restrictions, which with respect to a Fund may be changed by vote of a majority of the Board of Trustees at any time.

1. No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities; (b) a Fund may enter into reverse repurchase agreements; (c) a Fund may utilize mortgage-dollar rolls; and (d) the Funds may enter into futures contracts subject to the conditions set forth in paragraph 7 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings pursuant to (a) exceed 5% of the value of a Fund’s total assets, the Fund will not purchase any securities.

2. The Fund may issue senior securities except as prohibited under the 1940 Act.

3. No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of disposing of portfolio securities.

4. No Fund will purchase any securities that would cause 25% or more of the Fund’s net assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund’s purchase of U.S. Government Securities (for purposes of this restriction, (i) loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

The following are not fundamental policies: In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities.

5. No Fund may purchase or sell real estate, although a Fund may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

6. No Fund will invest in commodities or commodities contracts, except that the Funds may enter into swap transactions and futures contracts or purchase related options thereon. The entry into foreign currency forward contracts and options or interest rate futures contracts shall not be deemed to involve investing in commodities.

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7. No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

8. The extent to which each Fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 851(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

Other Investment Policies

All percentage limitations and requirements (including those set forth in the fundamental policies discussed above) as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with a Fund’s limitation or requirement. Such percentage limitations and requirements do not apply to the asset coverage test set forth in Section 18(f)(1) of the 1940 Act.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person.

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a liquidity risk management program to assess and manage its liquidity risk. Under its program, a Fund classifies its investments into specific liquidity categories and monitors compliance with limits on investments in illiquid investments. Illiquid investments are generally investments that a Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument. Each Fund will not invest more than 15% of its net assets in illiquid investments. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operation and it will not reduce the liquidity risk inherent in a Fund’s investments.

INVESTMENT STRATEGIES

The Funds’ Prospectus describes each of the respective Fund’s principal investment strategies. The following provides information that supplements the information provided in the Funds’ Prospectus.

Certain strategies and instruments described below may not apply to your Fund. Unless a strategy, instrument or policy described below is specifically prohibited by the investment restrictions listed in your Fund’s Prospectus, under “Investment Restrictions” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the investment practices described below. Except as stated elsewhere in the Funds’ Prospectus or this SAI, to the extent the Funds have reserved the freedom to invest in a type of investment or to utilize a particular investment practice, each Fund may invest in such investment or engage in such investment practice without limit.

Each of the Funds will attempt to achieve its objective by investing in a variety of investments (that may be obligations of domestic or foreign entities), such as but not limited to (as specified in greater detail below), (i) project bonds; (ii) debt obligations issued or guaranteed by governments or governmental agencies (iii) U.S. Government Securities; (iv) corporate debt securities, including bonds, notes and debentures; (v) corporate and asset-backed commercial paper; (vi) mortgage and other asset-backed securities of all kinds, including collateralized mortgage obligations (“CMOs”), Real Estate Mortgage Investment Conduits (“REMICs”) and Re-REMICs (which are REMICs that have been resecuritized); (vii) Enhanced Equipment Trust Certificates (“EETCs”) and Equipment Trust Certificate (“ETCs”) (viii) variable and floating rate debt securities (including inverse floaters and floating rate notes); (ix) subordinated corporate, mortgage, and asset-backed securities; (x) equity securities of any kind; (xi) commodities; (xii) bank certificates of deposit; (xiii) fixed time deposits and bankers’ acceptances; (xiv) money market securities; (xv) repurchase agreements and reverse repurchase agreements; (xvi) hybrid securities; (xvii) obligations of foreign governments or their subdivisions, agencies and instrumentalities or foreign corporate issuers; (xviii) loan participations and assignments; (xix) commercial or residential whole mortgage loans; (xx) derivatives (including but not limited to options, futures contracts, including Treasury futures, swap agreements such as credit default swaps, interest rate swaps, and total and excess return swaps, and currency-related transactions, including forward exchange contracts and futures contracts); (xxi) private placements, including Regulation S and Rule

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144A securities; (xxii) futures and options on futures relating to currencies, indexes and other financial factors; (xxiii) loans including, without limitation, bank loans, secured and unsecured senior loans, term loans, mezzanine, second lien, and other subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans, revolving credit facilities, non-performing loans, re-performing loans, and other fixed and floating rate loans (as well as various forms of securitizations of these and other types of loans); (xxiv) distressed and defaulted debt securities; (xxv) mortgage dollar rolls; (xxvi) other mutual funds, including Exchange Traded Funds (“ETFs”), such as SPDRs or iShares; (xxvii) unrated securities; (xxviii) structured notes; (xxix) municipal bonds and securities; (xxx) collateralized debt obligations such as collateralized loan obligations and collateralized bond obligations; (xxxi) perpetual maturity bonds; (xxxii) inflation-indexed bonds; (xxxiii) convertible securities; (xxxiv) preferred securities; (xxxv) payment-in-kind bonds; (xxxvi) zero-coupon bonds; (xxxvii) custodial receipts, cash and cash equivalents; (xxxviii) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, and bank time deposits; (xxxix) real estate investment trusts (“REITs”); (xl) credit-linked notes; (xli) pass-through notes; (xlii) contingent value rights; (xliii) Private Investments in Public Companies (“PIPEs”); (xliv) global depositary notes (“GDNs”); and (xlv) bank capital securities. Each of the Funds generally will invest in some, but generally not all, of these types of investments at any given time, each of which may be denominated in United States Dollars (“USD”) or any other currency worldwide unless prohibited by a Fund’s investment objective and strategies. Depending on a Fund’s principal investment strategies, the amount of a Fund’s assets that may be committed to any of these types of investments (if any) may vary. The above list of investments is not intended to be an exhaustive list of the types of investments in which the Funds may invest.

Strategies and Investments

In attempting to achieve its investment objective, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The investment strategies described below may be pursued directly by the Funds.

Bankruptcy, Workout and Other Restructurings. The Adviser may pursue rights related to investments made on behalf of the Funds and their other clients in certain bankruptcy, restructuring, or other workout proceedings. In some cases, this may involve the Adviser representing clients, including the Funds, on creditor committees or other similar groups, including ad hoc groups, and/or the Adviser may designate a third party to represent the Funds’ interests in such proceedings generally. In such proceedings, the Adviser may cause a Fund to make new investments in a company where the Adviser believes it is in the Fund’s best interest to do so, including through the acquisition of new or additional debt or equity securities or the acquisition or the making of new or additional loans. Such proceedings may also result in a Fund providing or supporting new financing or capital to the existing or a restructured company, including in the form of debtor-in-possession loans, exit financings, a committed credit facility, rights offerings, and/or back-stop agreements related to new financings or securities issuances. Participation by a Fund in such processes may involve the Fund bearing fees and expenses, require the Funds to provide indemnities to involved parties, and expose the Funds to potential liabilities under the federal bankruptcy laws or other applicable laws. The risks associated with participation in such bankruptcy, restructuring, or other workout proceedings, and of investing in distressed issuers, may be more pronounced in foreign jurisdictions in which the laws governing such proceedings, and the formality of such proceedings, may differ significantly from equivalent proceedings in the United States. If the Adviser’s assessment of the eventual recovery value of a security proves incorrect or if the actions taken by the Adviser or its designee prove unsuccessful, a Fund may be required to accept cash or instruments worth less than originally anticipated. In addition, events, including unexpected or unforeseeable events, may occur during bankruptcy, restructuring, or other workout proceedings, which may adversely affect the value of a Fund’s investment and/or its recovery in the proceedings. A Fund could potentially lose more than its original investment to the extent, for example, the Fund makes new or additional investments or indemnifies its agents or other third parties for losses they incur in connection with their representation of the Fund in a bankruptcy, restructuring, or other workout proceeding.

Borrowing and Other Forms of Leverage. Each Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in a Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s holdings. In addition to borrowing money from banks, a Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, entering into reverse repurchase agreements, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery, or forward commitment transactions, or using derivatives such as swaps, futures, forwards, and options.

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Custodial Receipts. A Fund may invest in custodial receipts representing interests in securities held by a custodian. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Derivatives. Some of the instruments in which a Fund may invest are referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. A Fund may enter into derivatives for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A Fund may use derivatives with the purpose or effect of creating investment leverage. Derivatives may be more volatile, illiquid and/or more difficult to value than other instruments and each type of derivative instrument may have its own special risks. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in the Prospectus and this SAI.

A Fund’s use of derivative instruments exposes the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument defaults and/or becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument and/or could be delayed in enforcing contractual remedies and obtaining any recovery in respect of its derivative instruments.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce a Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested. Each Fund or its agents will earmark or segregate liquid assets on its books against such Fund’s derivatives exposures to the extent required by applicable law.

Equity Securities. The Funds may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, although under certain market conditions various fixed-income investments have comparable or greater price volatility. Therefore, the value of an investment in a Fund may at times decrease instead of increase. The Funds’ investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Smaller Company Equity Securities. The Funds may invest in equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies. Companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. To the extent a Fund invests in securities with small market capitalizations, the net asset value (“NAV”) of the Fund may fluctuate more widely than market averages.

Exchange-Traded Funds and other Investment Companies. The Funds may invest in shares of both open- or closed-end investment companies (including money market funds, single country funds, and ETFs of any kind) and trusts, limited partnerships, limited liability companies or other forms of business organizations, including other pooled investment vehicles sponsored, advised, distributed or serviced by, or otherwise affiliated with, the Adviser, related parties of the Adviser or other service providers to a Fund. Investing in another pooled vehicle exposes a Fund to all the risks of that pooled vehicle.

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As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations. If a Fund invests in pooled or other investment vehicles sponsored by the Adviser or related parties of the Adviser (“other DoubleLine Funds”), the Adviser will waive its advisory fee in an amount equal to the advisory fees paid to the Adviser or a related party by other DoubleLine Funds in respect of Fund assets so invested. A Fund’s investments in other investment companies may be limited by applicable law. It is possible that, under certain circumstances, a Fund may be prevented by applicable law from investing in other investment companies when doing so may otherwise be the most efficient way for the Fund to obtain exposure to a portfolio of debt securities.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “exchange-traded funds” or ETFs). PDRs represent interests in a unit investment trust (“UIT”) holding a portfolio of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified index (Index Fund). Individual investments in PDRs generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. The liquidity of smaller holdings of ETF shares will depend upon the existence of a secondary market.

Disruptions in the markets for the securities held by ETFs or other investment companies purchased or sold by a Fund could result in losses on investments in ETFs or other investment companies. ETFs also carry the risk that the price a Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which a Fund may invest may be leveraged, which would increase the volatility of a Fund’s NAV.

The SEC has proposed regulations that may adversely affect a Fund’s ability to invest in other investment companies, such as another DoubleLine Fund. The proposed regulations, if adopted, could also significantly affect a Fund’s ability to redeem its investments in other investment companies in the manner that they do now, making such investments less attractive. A Fund that accepts investments from other investment companies, such as another DoubleLine Fund, could also be adversely affected if those other investment companies redeem their investments in the Fund as a result of the finalization of the proposed regulations. The final terms of any proposed regulations are not known as of the date of this SAI, but they could cause a Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Fixed-Income Securities. The Funds may invest in fixed-income securities. Fixed-income securities include a broad array of short-, medium-, and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed-income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed-income securities may be fixed, floating, or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

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Fixed-income securities are subject to, among other risks, credit risk, market risk, and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities may be subject to extension risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may be forced to replace the called security with a lower yielding security.

Changes by nationally recognized securities rating organizations (“NRSROs”) in their ratings of any fixed-income security or the issuer of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s NAV.

Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Fund that invests in fixed-income securities. Fluctuations in the value of a Fund’s investments in fixed-income securities will cause the NAV of each class of the Fund to fluctuate also.

Duration is an estimate of how much a bond Fund’s share price will fluctuate in response to a change in interest rates. In general, the value of a fixed-income security with positive duration will generally decline if interest rates increase, whereas the value of a security with negative duration will generally decline if interest rates decrease. If interest rates rise by one percentage point, the share price of a Fund representing a portfolio of debt securities with an average duration of five years would be expected to decline by approximately 5%. If rates decrease by a percentage point, the share price of the Fund representing a portfolio of debt securities with an average duration of five years would be expected to rise by approximately 5%. The greater the duration of a bond (whether positive or negative), the greater its percentage price volatility due to changes in interest rates. Only a pure discount bond – that is, one with no coupon or sinking-fund payments – has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

Each Fund may invest in variable- or floating-rate securities that bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. Variable- and floating-rate securities may include, without limitations, floating rate notes issued by the U.S. Treasury, catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. The value of a Fund’s investment in certain of these securities may depend on a Fund’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from a Fund at par or make payment on short notice to a Fund of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

Each Fund may invest in commercial paper, which is a short-term debt obligation that is usually issued by banks, corporations, and other borrowers and often sold on a discount basis in order to finance their current operations. Commercial paper is typically bought by investors to earn returns on a short-term basis, and it is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. These instruments are generally unsecured, which increases the credit risk associated with this type of investment.

Commercial paper purchasable by a Fund may include “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as a Fund through or with the assistance of investment dealers who make a market in the Section

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4(a)(2) paper, thereby providing liquidity. Section 4(a)(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the Securities Act. Section 4(a)(2) paper normally is resold to other institutional investors like a Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(a)(2) paper. As a result, it is subject to liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market, and the risk that it may be sold only after considerable expense and delay, if at all. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(a)(2) paper securities.

A Fund also may purchase asset-backed commercial paper, which includes debt obligations issued in reliance on an exemption from registration available in Section 3(a)(3) of the Securities Act. Asset-backed commercial paper issued pursuant to Section 3(a)(3) must not have a maturity exceeding nine months. Asset-backed commercial paper is subject to similar liquidity risks associated with Section 4(a)(2) paper described in the paragraph above.

Generally, the Adviser uses the terms debt security, debt obligation, bond, fixed-income instrument and fixed-income security interchangeably. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. These terms are interpreted broadly to include any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed-income instruments are developed, the Adviser may invest in those opportunities for a Fund as well.

Contingent Value Rights. A Fund may invest in contingent value rights (“CVRs”). A CVR gives its holder the right to receive an amount, which may be fixed or determined by a formula, in the event that a specified corporate action or other business event or trigger occurs (or fails to occur) during the term of the CVR. CVRs are often awarded to shareholders as a result of a corporate acquisition or restructuring. For example, shareholders of an acquired company may receive CVRs that enable them to receive additional shares of the acquiring company upon certain trigger events such as a specified drop in the acquiring company’s share price. Risks associated with investments in CVRs are generally similar to risks associated with the use of options, such as the risk that the trigger event does not occur prior to the CVR’s expiration, causing it to expire with no value. CVRs also may be subject to risks associated with unregistered securities as well as illiquidity risk, counterparty risk, and credit risk. In addition, CVRs may be subject to valuation risk because they may be valued based on the likelihood of the occurrence of a trigger event, which may require subjective modeling and judgment.

Futures Contracts. A Fund may purchase and sell (write) futures contracts, including interest rate futures and security index futures contracts, futures contracts on commodities or commodity-related derivatives, Treasury futures, currency and currency index futures contracts, provided that, with respect to futures on security indices and currencies, the securities and currencies underlying the futures contract are eligible for purchase by the Fund (each a “futures contract”).

Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in that index, and the index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

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Positions in index futures may be established or closed out only on the exchange or board of trade on which such futures contract is listed.

Treasury futures are futures contracts that track the prices of specific U.S. Treasury securities.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If an increase in interest rates is anticipated and, concomitantly, the price of certain of a Fund’s portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

In order to hedge its investments successfully using futures contracts, a Fund must invest in futures contracts with respect to securities, indexes or sub-indexes the movements of which will, in the Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

There are special risks associated with entering into futures contracts. The skills needed to use futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that a Fund will be able to enter into closing transactions.

The Funds may enter into futures contracts on other underlying assets or indexes, including physical commodities and indexes of physical commodities.

At any time prior to expiration of a futures contract, a Fund may seek to close the position by taking an opposite position which would typically operate to terminate a Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to a Fund and a Fund realizes a loss or gain.

Margin Payments. When a Fund purchases or sells (writes) a futures contract, it is required to deposit with its broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as initial margin. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

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Subsequent payments to and from the broker occur on a daily basis in a process known as marking to market. These payments are called variation margin and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, that Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, a Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Futures Contracts. Each Fund may purchase and sell/write call and put options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Investments in futures contracts involve risks and may result in losses in excess of the amount invested in the futures contracts. See “Futures Contracts and Options on Futures” under “Risk Considerations” in this SAI as well as the following description of risks.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the futures contracts can be terminated. In such circumstances, if there is an increase in the price of the portfolio securities, such increase may partially or completely offset losses on the futures contracts.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security is used to hedge a different security, or when a futures contract in one currency is used to hedge a security denominated in another currency.

Successful use of futures contracts and options by a Fund for hedging purposes is dependent upon correctly predicting movements in the direction of the market. Forecasting market movements is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. A Fund may also purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund

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anticipates purchasing is denominated. In such instances, the currency may instead decline. If a Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on futures contracts is influenced by the market for futures contracts. An increase in the market value of a futures contract on which a Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if the Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

Funds that invest in futures contracts may be subject to risks related to rolling. When investing in futures contracts, a Fund may seek to “roll” its futures positions rather than hold them through expiration. In some circumstances, the prices of futures contracts with near-term expirations are lower than the prices of similar futures contracts with longer-term expirations, resulting in a cost to “roll” the futures contracts. The actual realization of a potential roll cost will depend on the difference in prices of futures contracts with near- and longer-term expirations, and the rolling of futures positions may result in losses to a Fund.

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to CFTC Regulation 4.5 (the “exclusion”). Accordingly, the Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. The Funds currently expect to operate in a manner that would permit the Adviser to continue to qualify for the exclusion under Rule 4.5, which may adversely affect the Adviser’s ability to manage the Funds under certain market conditions and may adversely affect the Funds’ total returns. In the event the Adviser becomes unable to rely on the exclusion with respect to a Fund and is required to register with the CFTC as a commodity pool operator with respect to such Fund, the relevant Fund’s expenses may increase and the relevant Funds may be adversely affected. The relevant Funds may be limited in their ability to use futures and options on futures and to engage in certain swaps transactions during any period where the Adviser is not registered as a commodity pool operator. Such limitations are not expected to affect the normal operations of the Funds.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or are proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which a Fund invests. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In connection with the purchase or sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract.

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Guaranteed Investment Contracts (Funding Agreements). Guaranteed investment contracts, or funding agreements, are short-term, privately placed debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. In general, guaranteed investment contracts are not assignable.

High Yield Securities (“Junk Bonds”). Corporate bonds and certain other fixed income instruments (for purposes of this discussion, all such instruments are herein referred to as “securities”) rated below investment grade, or such instruments that are unrated and are determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. A security may be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ by S&P Global Ratings (“S&P”), or lower, or the equivalent by any other nationally recognized statistical rating organization. See Appendix A for a description of these ratings.

For purposes of applying any limitations on a Fund’s investments in such bonds, when an investment is rated by more than one NRSRO, the Adviser will utilize the highest credit rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of a Fund’s assets in securities rated investment grade) except where a Fund has a policy to invest a certain minimum percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest credit rating that applies to that investment.

While offering a greater potential opportunity for capital appreciation and higher yields compared to higher-rated fixed income securities, high yield investments typically entail greater potential price volatility and may be less liquid than higher-rated securities. Junk bonds and high yield investments may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s, S&P, or any other NRSRO does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect a Fund’s NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

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Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when the Fund’s Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, a Fund’s intention to qualify as a regulated investment company (“RIC”) under the Code, may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Unrated Securities. Subject to its investment policies, each Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s creditworthiness. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Fund’s Adviser’s analysis than if the Fund invested exclusively in higher-quality and rated securities. Some or all of the unrated instruments in which a Fund may invest may involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.

Money Market Instruments. All Funds may invest in money market instruments. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

Bank Obligations. Obligations including certificates of deposit, fixed time deposits and bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad).

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance).

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Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of a Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper. Each Fund may purchase commercial paper rated within the highest ratings categories by S&P or Moody’s or the equivalent by any other NRSRO or, if not rated, the security is determined by the Fund’s Adviser to be of comparable quality (see “—Fixed Income Securities” above for more information regarding commercial paper).

Money Market Mutual Funds. Shares of United States money market investment companies. Money market mutual funds in which a Fund may invest are subject to Rule 2a-7 of the 1940 Act, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. Money market funds are not designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.

Other Short-Term Obligations. Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s or the equivalent by any other NRSRO.

Options. The Funds may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions (“OTC Options”).

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Funds. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund may lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom. See “Counterparty Risk” in this SAI. It is the position of the SEC that OTC Options are generally illiquid.

Purchasing Call and Put Options. Each Fund may purchase a call option in order to close out a covered call position (see “Covered Call Writing” below), to protect against an increase in price of a security it anticipates purchasing. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

Each Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, a Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Covered Call Writing. Each Fund is permitted to write covered call options on securities. Generally, a call option is covered if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security subject to the option, or otherwise segregates sufficient cash or U.S. Government securities or other liquid securities to cover the outstanding position. A call option is also covered if a Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written.

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The writer of an option receives from the purchaser, in return for a call it has written, a premium (i.e., the price of the option). Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by a Fund if the securities underlying the option are ultimately sold by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

With respect to listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once a Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit or loss on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

Covered Put Writing. Each Fund is permitted to write covered put options on securities. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option’s exercise price at any time during the option period at the purchaser’s election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is covered if, at all times during the option period, a Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by a Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which a Fund holds in a segregated account. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, a Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Options on Foreign Currencies. Each Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, a Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby locking in the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such

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securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each Fund may also purchase call and put options to close out written option positions. As with securities, these options may be covered. Each Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, a Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. Each Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by a Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. Each Fund may also write options to close out long put and call option positions.

A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a hedged investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the CFTC and the SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes. These changes are expected to reduce counterparty risk as compared to bilaterally negotiated contracts.

Options on Futures Contracts. Each Fund may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

The Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund’s portfolio.

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Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements that have more than seven days remaining to maturity will be considered illiquid for purposes of the restriction on each Fund’s investment in illiquid and restricted securities.

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the security that it sold.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases substantially similar securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by Ginnie Mae, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to retain any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Securities Loans. Each Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, marked-to-market daily. The borrower pays to a Fund an amount equal to any dividends or interest received on securities lent. A Fund may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the borrower. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the Fund from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. Each Fund may also call such loans in order to sell the securities. A Fund may pay fees in connection with arranging loans of its portfolio securities.

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Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, a Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. A Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters which DoubleLine believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, a Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by a Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. It is possible that a Fund will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of a Fund, not the borrower.

Swap Agreements. Each Fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. An example of one type of swap involves the exchange by a Fund with another party of their respective commitments to pay or receive cash flows, for example, an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

Many over-the-counter derivatives are complex and their valuation often requires entering into swap transactions, which exposes a Fund to Liquidity Risk and Counterparty Risk as described in the Prospectus and this SAI. Many swaps are complex and their valuation often requires subjective modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when a Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of a Fund’s NAV. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

Each Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in a Fund’s use of over-the-counter (non-exchange traded) options.

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Credit Default Swaps. A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

A Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Credit default swaps are generally subject to the same risks involved in a Fund’s use of swap transactions but also involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has at times become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. There can be no assurance that a Fund will be able to exit a credit default swap position effectively when it seeks to do so.

Total and Excess Return Swaps. Each Fund may also enter into total and excess return swap agreements, which are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security or commodity, basket of securities or commodities, or securities or commodities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total and excess return swap agreements may be used to obtain exposure to a security, commodity, or market without owning or taking physical custody of such security or commodity or investing directly in such market.

Total and excess return swap agreements are generally subject to the same risks involved in a Fund’s use of swap transactions and, in some cases, may effectively add leverage to a Fund’s portfolio. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. A Fund may enter into total and excess return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may

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be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total or excess return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund. If the total or excess return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total or excess return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total or excess return swap agreement.

When, As and If Issued Securities. A Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of a Fund until the Fund’s Adviser determines that issuance of the security is probable. A Fund may purchase securities on such basis without limit. The purchase of securities on a “when, as and if issued” basis may create investment leverage and increase the volatility of the Fund’s NAV. A Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

When-Issued and Delayed Delivery Securities and Forward Commitments. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes many of the benefits and risks of ownership of the security, including the risk of price and yield fluctuations, but does not take delivery of the security until a date substantially after the date the transaction is entered into. Because the Fund is not required to pay for the security until the delivery date, these transactions may create investment leverage. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. Finalized rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) would impose mandatory margin requirements for certain types of when-issued, delayed delivery, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and, if those rules are implemented, mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Mortgage-backed and Asset-backed Securities. Mortgage-backed securities, including CMOs and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Funds may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During

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periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities, which may result in a Fund having to reinvest proceeds in other investments with a lower interest rate. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities, which may lock in a below-market interest rate and reduce the value of the security. If the life of a mortgage-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

A Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae (formally known as Federal National Mortgage Association) and Freddie Mac (formally known as Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae (also known as “Fannie Maes”) are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Freddie Mac Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. A Fund may also invest in bonds, including unguaranteed mezzanine bonds and subordinate bonds, securitized through Freddie Mac’s “K-Deal” program, which securitizes mortgage loans backed by multi-family apartment properties. Such bonds are also not backed by the full faith and credit of the U.S. Government.

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Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only (“IO”) class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Principal only (“POs”) tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The mortgage loans backing the mortgage-backed securities in which a Fund may invest may include re-performing loans (“RPLs”), non-performing loans and non-qualified mortgage (“Non-QM”) loans. RPLs are loans that have previously been delinquent but are current at the time they are securitized. Fannie Mae and Freddie Mac, among others, securitize RPLs. For example, in Fannie Mae’s case, the RPLs securitized are single-family, fixed rate re-performing loans that generally were previously placed in a mortgage-backed security trust with certificates guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e. performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future. Non-performing loans are mortgage loans where the borrower is in default or is or has been delinquent, for a potentially significant period of time, as to the payment of interest and/or principal. Non-QM loans do not comply with the rules of the Consumer Financial Protection Bureau (the “CFPB”) relating to qualified mortgages (“QM”). To qualify as a QM loan under the CFPB’s rules, the loan must meet certain requirements, such as a borrower debt-to-income ratio, being fully-amortizing, and limits on loan fees. Non-QM loans do not comply with at least one of these requirements.

In addition to investing in mortgage-backed securities that are backed by mortgage loans themselves, a Fund may invest in securities that are backed by mortgage servicing rights (“MSRs”), including normal MSRs and excess MSRs. Normal MSRs refer to the contractual right to cash flows payable to the mortgage servicer of a pool of mortgage loans for their ongoing administrative duties to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities. Excess MSRs are the rights to any amount of cash flows in excess of normal MSRs.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage (though certain asset-backed securities, such as ETCs and EETCs, may be structured such that there is a security interest in the underlying asset), asset-backed securities may present certain additional risks that are not commonly present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Similarly, ETCs and EETCs are often secured by different types of equipment (see “--Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs)”).

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Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would likely affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Funds may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Funds and could cause a Fund’s NAV to decline, potentially significantly. Significant uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. See “—Collateralized Debt Obligations” below.

Consistent with a Fund’s investment objective and policies, the Adviser may also cause a Fund to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs). ETCs and EETCs are types of asset-backed securities that generally represent undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. EETCs are similar to ETCs, except that the securities have been divided into two or more classes, each with different payment priorities and asset claims (see “—Collateralized Debt Obligations Risk” below for information regarding how different classes or tranches of interests issued by an issuer can affect the risks of an investment in EETCs). ETCs and EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation firms. The assets of ETCs and EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which may in turn serve as collateral for the related issue of the ETCs or EETCs, and the title to such equipment is held in trust for the holders of the issue. The equipment generally is leased from the specially-created trust by the airline, railroad or other firm, which makes rental or lease payments to the specially-created trust to provide cash flow for payments to ETC and EETC holders. Holders of ETCs and EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the ETCs or EETCs.

ETCs and EETCs are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue. ETCs and EETCs are generally regarded as obligations of the company that is leasing the equipment and may be shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principles. The lessee company, however, does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee may terminate the lease. If another lessee is not available, then payments on the certificates would cease until another lessee is available.

Pass-Through Notes. A Fund may invest in pass-through notes, which are a type of pass-through obligation of the operator of a marketplace lending platform. The operator of a marketplace lending platform may purchase loan(s) from a funding bank at par using the funds of multiple lenders on deposit in a segregated deposit account held by the operator, and then issue to each such lender at par a pass-through note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees). Pass-through notes are not direct obligations of the borrowers under the underlying marketplace loans originated by such platforms. As such, holders of certain pass-through notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its pass-through notes even if the borrowers of the underlying marketplace loans timely make all payments due from them. In addition, pass-through notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.

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There may be a delay between the time a Fund commits to purchase a pass-through note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in any other instruments. Because the funds committed to an investment in pass-through notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk of loss should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Funds invest. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Funds may invest in CDOs (including CLOs and CBOs) and other structured products (see “Structured Products and Structured Notes Risk”) sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and a Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a REMIC. REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

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In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “Stripped Mortgage Securities” below. A Fund’s investment in CMOs may include investment in Z Bonds. Interest on a Z Bond is accrued and added to principal and a like amount is paid as principal on the other tranches of the CMO currently being paid off. When the other tranches of the CMO are paid in full, interest and principal on the Z Bond begin to be paid currently; as a result, Z Bonds typically have a longer average life relative to other tranches of the CMO.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. See “—Collateralized Debt Obligations” above for a discussion on investments in structured products with multiple tranches.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Credit Risk Transfer Securities Risk. Credit risk transfer securities are fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities (“GSEs”). Typically, such securities are issued at par and have stated final maturities. The securities are structured so that: (i) interest is paid directly by the issuing GSE, and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE (“reference obligations”). The performance of the securities will be directly affected by the selection of the reference obligations by the GSE. Such securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the reference obligations and the yield to maturity will be directly related to, among other things, the amount and timing of certain defined credit events on the reference obligations, any prepayments by borrowers and any removals of a reference obligation from the pool.

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Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the GSE and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a GSE fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured creditors in such a scenario. Each Fund may also invest in credit risk transfer securities that are issued by private entities, such as banks or other financial institutions. Such securities are subject to risks similar to those associated with credit risk transfer securities issued by GSEs, though they may be less credit worthy than a GSE.

The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities subject to a guarantee or the credit support of Fannie Mae, Freddie Mac, or other GSEs because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors in credit risk transfer securities. As a result, the risk of loss is substantially greater with credit risk transfer securities.
Government Mortgage Pass-Through Securities. A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the U.S. Government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

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Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Fannie Mae and Freddie Mac may be dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses. Fannie Mae and Freddie Mac also receive substantial support from the Federal Reserve, which may cease at any time. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective businesses structures will be during or following the conservatorship.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market. See “Credit and Market Risks of Mortgage-Backed Securities” below for more information regarding the conservatorship and related risks.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

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Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of uniform mortgage-backed securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their offerings of “to be announced”- eligible mortgage-backed securities. The long-term effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Long-term, continued operation in government-run conservatorships is not sustainable for Fannie Mae or Freddie Mac. Each of Fannie Mae and Freddie Mac has a small capital reserve, is operating on a remaining, finite financial commitment from taxpayers, and cannot rebuild capital under the terms of support from Treasury. As of the date of this SAI, there have been ongoing discussions regarding the operation of Fannie Mae and Freddie Mac; there can be no assurance as to the outcome of these discussions, nor any prediction about the resulting impact on the U.S. housing or financial markets.

Inverse Floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. Brokers typically create inverse floaters by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The returns on the inverse floaters may be leveraged, increasing substantially their volatility and interest rate sensitivity. The rate at which interest is paid by the trust on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee.

Loans, Assignments, and Participations. A Fund may make loans, and may acquire or invest in loans made by others. A Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, a Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower, by means of an assignment or a participation. In an assignment, a Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, a Fund may purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of a participation, the value of a Fund’s loan investment will depend at least in part on the credit standing of the assigning or participating institution. The loans in which a Fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. A Fund also may gain exposure to loans and related investments through the use of total and excess return swaps and/or other derivative instruments and through private funds and other pooled investment vehicles, including some which may be sponsored or advised by the Fund’s Adviser or its related parties (see “Derivatives”).

Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, which may include the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

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A Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which a Fund will invest, however, the Fund’s Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which a Fund may invest may not be rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan may depend heavily on the Fund’s Adviser’s or the original lending institution’s credit analysis of the borrower.

Some of the loans in which a Fund may invest or to which a Fund may gain exposure through its investments in CDOs, CLOs or other types of structured securities may be covenant-lite loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. Covenant-lite loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a company from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means a Fund may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of a Fund’s investments by reference to, among other things, market conditions and contractual provisions. Assignments and participations are generally not registered under the Securities Act, and thus investments in them may be limited by the Funds’ limitations on investment in illiquid securities.

Investments in loans through a direct loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-owner. Lender liability may be founded upon the premise that an institutional lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have engaged in unfair, inequitable, or fraudulent conduct.

From time to time, loans or assignment or participation interests therein acquired by a Fund, or to which the Fund may have direct or indirect investment exposure, will at the time of their acquisition be, or may become after acquisition, non-performing for a wide variety of reasons. Non-performing loans include mortgages where the borrower is in default or is or has been delinquent as to the payment of interest and/or principal, including, potentially, for a significant period of time. Such non-performing loans could require a substantial amount of workout negotiations and/or restructuring, which could entail, among other things, a substantial reduction in the interest rate and a substantial write down of the principal of such loans. Even if a restructuring were successfully accomplished, a risk exists that upon maturity of such a loan, replacement “takeout” financing will not be available.

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Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, purchasers of such instruments may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.

It is the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, a Fund should treat both the lending bank or other lending institution and the borrower as “issuers.” If and to the extent a Fund treats a financial intermediary as an issuer of indebtedness, a Fund may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total and excess return swaps, may involve greater risks than if a Fund had invested in the loan interest directly during a primary distribution or through assignments of, or participations in, a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

In managing the Funds, the Adviser may seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of floating rate loans or other investments being considered for acquisition by a Fund or held in a Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of the Adviser’s clients, including, potentially, the Funds, from trading in securities they hold or in which they may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when the Adviser declines to receive Confidential Information from these issuers, a Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments, and the Fund may not take advantage of investment opportunities that it otherwise might have if it had received such Confidential Information. Further, in situations when a Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, the Adviser’s ability to assess such consents, waivers and amendments may be compromised. In certain circumstances, the Adviser may determine to receive Confidential Information, including on behalf of clients other than the Funds. Receipt of Confidential Information by the Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time. In certain situations, the Adviser may create information walls around persons having access to the Confidential Information to limit the restrictions on others at the Adviser. Those measures could impair the ability of those persons to assist in managing a Fund. Also, certain issuers of senior floating rate loans, other bank loans and related investments may not have any publicly traded securities (“Private Issuers”) and may offer private information pursuant to confidentiality agreements or similar arrangements. A Fund’s Adviser may access such private information, while recognizing that the receipt of that information could potentially limit the Fund’s ability to trade in certain securities if the Private Issuer later issues publicly traded securities. If a Fund’s Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to sell certain investments held by the Fund.

The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by a Fund. For example, an affiliate may hold securities in an entity that are senior or junior to the securities held by a Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate might recover all or part of its investment while the Fund might not. Conflicts also will arise in cases where a Fund and affiliates invest in different parts of an issuer’s capital structure, including circumstances in which one or more affiliates may own private securities or obligations of an issuer and the Fund may own public securities of the same issuer. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which a Fund has an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of a Fund could conflict. The Adviser may seek to avoid such conflicts, and, as a result, the Adviser may choose not to make such investments on behalf of a Fund. Those foregone investment opportunities may adversely affect a Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

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Lending Fees. In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a loan may be required to comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the loan with a certain portion of excess cash flow. Excess cash flow is generally defined as net income after scheduled debt service payments, taxes paid in cash and permitted capital expenditures but before depreciation and amortization among other adjustments. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the participant to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant.

Some or all of the loans in which a Fund may invest or to which a Fund may obtain exposure may contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans). Please see “Loan Risk -- Restrictive Loan Covenants” below for more information.

Administration of Loans. In certain loans, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of loans of any failures of compliance. In certain loans such as asset-backed loans, the Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loans for which the Agent does not perform such administrative and enforcement functions, the Adviser will perform such tasks on behalf of the Funds, although a collateral bank will typically hold any collateral on behalf of the Funds and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy or insolvency proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of loans. However, if assets held by the Agent for the benefit of a Fund were determined to be subject to the claims of the Agent’s general creditors, a Fund might incur certain costs and delays in realizing payment on a loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments. Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the loan from free cash flow, as defined above. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. However, the Fund may, but will not necessarily, receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new loan with the proceeds from the prepayment of the former.

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Bridge Financings. Loans may be designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Loans may also be obligations of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness or its willingness or ability to repay the bridge loan.

Senior Loans. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Senior Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and, if below investment grade quality, are often secured with collateral.

From time to time, the Adviser and its related parties may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from a Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by a Fund.

To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, a Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

If a borrower becomes involved in bankruptcy proceedings, a court under certain circumstances potentially could invalidate a Fund’s security interest in any loan collateral or subordinate a Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive “reasonably equivalent value” for granting the security interest in the loan collateral to a Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in any loan collateral. If a Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

Delayed Funding Loans and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which the Fund needs to sell other assets to raise cash to satisfy its obligor).

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities but are issued by domestic and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

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Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Loan Pool Investments. A Fund may invest in pools of loans through a trust or other entity that issues interests in the loans, some of which may be senior to others. Alternatively, a Fund may invest directly in a pool of loans, itself or with other clients of the Adviser or their related parties. A Fund’s direct investments in pools of loans present risks that may differ from a Fund’s investments in mortgage and other asset-backed securities. For example, if it were to invest directly in such pools, a Fund would share in all losses incurred on the loans in the pool. However, if a Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with a Fund’s purchase of certain loan portfolios, a Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services a Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analysis provided by these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such loans and, potentially, a Fund’s performance.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities issued by Federal Agencies generally will be treated by the Funds as liquid securities under procedures adopted by the Funds and approved by the Funds’ Board of Trustees (the “Board” or the “Trustees”).

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

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Privacy and Data Security Laws. U.S. Federal Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of foreign jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination.

Privacy rules adopted by the U.S. Federal Trade Commission implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain personal information of consumers securely and dispose of it properly.

Service providers to the Funds, including the Funds’ investment adviser and custodian, and, potentially, a Fund may obtain, hold or process such information in connection with providing services to the Fund. The Funds cannot guarantee the security or confidentiality of that data and cannot guarantee that service providers have been and will continue to comply with GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject a Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. A Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.

Yankee Dollar Obligations, Eurobonds, Global Bonds. Certain debt securities purchased by the Funds may take the forms of Yankee dollar obligations, Eurobonds or global bonds. Yankee dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike Eurobonds, global bonds can be issued in the local currency of the country of issuance.

Foreign Currency Transactions. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. While foreign currency transactions may be available, the cost of these transactions may be prohibitively expensive so that a Fund may not be able to use them effectively.

Each Fund may engage in both transaction hedging and position hedging. When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Each Fund may engage in transaction hedging when it desires to lock in the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Each Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. Each Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, each Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. Each Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

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The Funds may engage in foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. Each Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Each Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling futures contracts on foreign currencies and options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political, social, and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund’s dividends, interest, net realized capital gains, sales proceeds or investments denominated in foreign currency will decline, including to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest, net realized capital gains or sales proceeds or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

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At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are listed on several exchanges. Such options will be purchased or written only when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the

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minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Investments and Related Risks. A Fund may invest in securities issued by a foreign issuer or by an issuer with significant revenue or other exposure to foreign markets. There may be less information publicly available about a foreign market, issuer, or security than about U.S. markets or a U.S. issuer or security, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and a Fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of a Fund’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase a Fund’s liquidity risk and require the Fund to employ alternative methods (e.g., through borrowings) to satisfy redemption requests during periods of large redemption activity in Fund shares.

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In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Foreign issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit a Fund’s ability to buy, sell, receive or deliver the securities.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company. Certain countries may also limit investment by foreign persons to only a specific class of securities that may have less advantageous terms, and such securities may be less liquid than other classes of securities of an issuer.

To the extent a Fund invests a significant portion of its assets in a specific geographic region, countries or group of countries, the Fund will have greater exposure to risks associated with such region, country or group of countries. See “Risk Considerations – Focused Investment Risk” in this SAI.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as emerging markets. For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes.

There may also be limited counterparties available in developing markets, which may increase a Fund’s credit risks. Foreign government regulations may restrict potential counterparties to certain financial institutions that are located in or operating in a particular country. Such counterparties may not possess creditworthiness standards, financial reporting standards, and legal protections similar to counterparties located in developed markets, which can increase the risk associated with a Fund’s investments in such markets.

The values of foreign securities may be adversely affected by changes in currency exchange rates. This may be because the foreign securities are denominated and/or traded in a foreign currency or because the assets or revenues of an issuer are denominated in a currency different from the issuer’s debt or other obligations. For example, the credit quality of issuers who have outstanding debt denominated in the U.S. dollar, and the values of their debt obligations, may be adversely affected if the value of the U.S. dollar strengthens relative to the value of the currency in which the issuer’s assets or revenues are denominated. In addition, each Fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a Fund’s income has been earned and translated into U.S. dollars (but before payment), a Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries and the values of a Fund’s investments in those markets. A foreign government may seek to devalue its currency if it has issued debt in its local currency because any such devaluation reduces the burden on it of repaying its debt obligations. Any devaluation of a currency in which a Fund’s portfolio holdings are denominated will reduce the value of and return on the investment to the Fund when translated into U.S. dollars.

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Continuing uncertainty as to the status of the Euro and the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union (the “EU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In January 2020, the United Kingdom withdrew from the EU. The withdrawal agreement between the United Kingdom and the EU includes certain transitional provisions that have the effect of preserving the application of EU law in the United Kingdom until December 31, 2020 (or such other later date as may be agreed). Significant uncertainty remains in the market regarding the ramifications of these developments, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

The markets may be further disrupted at various times given the uncertainty surrounding the country’s trade, financial, and other arrangements.

If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency, possibly resulting in the value of those investments declining significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Funds may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

The currencies of certain emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other hybrid forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities. In addition to investment risks associated with the underlying issuer, ADRs, EDRs, and GDRs (together, “Depositary Receipts”) expose the Funds to additional risks associated with the non-uniform terms that apply to Depositary Receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for Depositary Receipts. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored Depositary Receipt. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

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Foreign securities and emerging markets securities include Global Depositary Notes (“GDNs”). A GDN is a debt instrument created by a bank that evidences ownership of local currency-denominated debt securities. GDNs reflect the terms of particular local currency-denominated bonds. GDNs trade, settle, and pay interest and principal in U.S. dollars but typically are restricted securities that do not trade on an exchange. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary bank. In addition to the risks associated with foreign investments, the Funds’ investments in GDNs are subject to the risks associated with the underlying local currency-denominated bond and derivative instruments including credit risk, default risk, counterparty risk, interest rate risk, leverage risk, liquidity risk, and reliance on the adviser risk. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. If a Fund invests in securities issued by foreign issuers, the Fund may be subject to the risks described above even if all of the Fund’s investments are denominated in United States dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit a Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for a Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Forward Commitments and Dollar Rolls. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if a Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if a Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Fund’s Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

A Fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. A Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

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The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.

Recently finalized FINRA rules include mandatory margin requirements for the TBA market that would require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. If those rules are implemented, the required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Hybrid Securities. A Fund may acquire hybrid securities. A third party or Adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is derived from the values of its income-producing component and its equity component.

A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all debt securities.

Sovereign Debt Obligations. A Fund may invest in sovereign debt, including of emerging market countries. Investors should be aware that certain sovereign debt instruments in which the Funds may invest may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s, S&P or Fitch.

Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward principal international lenders such as the International Monetary Fund, and the political and social constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding through which holders of sovereign debt (including a Fund) may attempt to collect all or a portion of their investment upon a default, which could result in significant losses to the Funds.

A Fund may invest in Brady Bonds, sovereign debt securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Investments in Brady Bonds involve various risks associated with investing in sovereign debt securities and may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to lose interest or principal on holdings consisting of Brady Bonds.

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A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of that Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a RIC for federal tax purposes. See “Distributions and Taxes” below.

Some of the countries in which a Fund may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future where holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of foreign governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social, economic and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Funds’ investments. The countries issuing such instruments may be faced with social and political issues and some of them have experienced high rates of inflation and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations and/or the values of its obligations may decline significantly. If an event of default occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws designed to protect and enforce the rights of creditors may not apply to issuers of sovereign debt obligations in many jurisdictions may be substantially different from those applicable to issuers of private debt obligations, and/or may be ineffective in enforcing the Funds’ rights or effecting a recovery on the Funds’ investments. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Funds’ NAVs, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Commodities. A Fund may invest directly or indirectly in commodities (such as precious metals, industrial metals, natural gas or other energy commodities, and agriculture and livestock). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative activity of other investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation or other confiscation, economic or other sanctions, international regulatory, political, and economic developments (for example, regime changes, trade disputes, wars and changes in economic activity levels), and developments affecting a particular sector, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs and international economic, political and regulatory developments. Certain commodities may also originate from or be produced in countries or regions that are experiencing or may experience social and political unrest and may be subject to risks associated with economic, social or political developments in those countries or regions.

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A Fund may also use commodity-related derivatives such as commodity-linked swaps, commodity index-linked structured notes and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. These swaps expose the Fund economically to movements in commodity prices. A Fund may also invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. Structured notes may be structured by the issuer or the purchaser of the note. Structured notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. A Fund may also take long and/or short positions in commodities by investing in other investment companies, ETFs or other pooled investment vehicles, such as commodity pools. Certain of these other investment vehicles may seek to provide exposure to commodities without actually owning physical commodities, and may therefore produce different results than they would through ownership of the commodities.

A Fund may hold positions in commodity futures contracts. Commodity futures contracts are agreements between two parties in which one party agrees to buy an asset from another party at a later date at a price and quantity that is agreed upon at the time the contract is made. Commodity futures contracts are generally traded on futures exchanges. Transactions in commodity futures that are traded on futures exchanges occur through a clearing corporation that processes trades, offers a secondary market for futures trading, and offers trading of futures contracts with standardized contract expiration dates and contract sizes. Commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. Upon entering a futures transaction, the purchaser is typically required to deposit an initial margin payment to a futures commission merchant. Futures clearinghouses typically mark every futures contract to market at the end of each trading day. If the Fund’s futures positions have declined in value, the Fund may be required to post additional margin when its futures contracts are marked-to-market. Prior to the expiration of a futures contract, the Fund may elect to close out its position, at which time a final determination of variation margin is made. At that time, the Fund then realizes any loss or gain on the futures transaction.

The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. The requirements for qualification as a RIC can limit the manner in or extent to which a Fund may enter into certain commodity-related derivatives, such as commodities futures contracts discussed above, and such derivatives may adversely affect the Fund’s ability to qualify as a RIC. See “Distributions and Taxes” below.

Tender Option Bonds. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by a Fund. The TOB Floater is generally issued to investors (typically a money market fund) and the TOB Residual is generally issued to other investors, including, potentially, a Fund, that may have sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other DoubleLine-managed accounts may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple DoubleLine-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

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The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund may provide the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the issuer of the municipal bond, a substantial downgrade in credit quality of the municipal bond (or issuer thereof), or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., a Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Fund) to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts and agreed on a new tender option bond structure in which a Fund may hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund as the TOB residual holders.

Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed with the Liquidity Provider.

Convertible Securities. A Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities may entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to

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maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when to do so is not in the best interests of the shareholders.

The Funds also may invest in “synthetic” convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities or instruments that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be used for a Fund where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Adviser believes that such a combination would better promote a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, an investor may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities may be created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks.

A Fund’s investment in convertible securities may also be generally subject to the risks associated with investment in fixed income securities. See “—Debt Securities Risks.”

Exchange-Traded Notes (“ETNs”). A Fund may invest in ETNs. ETNs have many features of senior, unsecured, unsubordinated debt securities. Their returns are linked to the performance of a particular asset, such as a market index, less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. A Fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant asset. ETNs do not typically make periodic interest payments and principal is not protected.

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The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the asset to which the ETN is linked, and the credit rating of the ETN issuer. ETNs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and a Fund may not be able to recover the current value of its investment. The market value of an ETN may differ from the performance of the applicable asset and there may be times when an ETN trades at a premium or discount to the underlying asset’s value. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the assets on which the ETN’s return is based. A change in the issuer’s credit rating may also affect the value of an ETN despite the underlying asset remaining unchanged.

ETNs are also subject to tax risk. For tax purposes, no assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs or amounts realized thereon; further, the requirements for qualification as a RIC may limit the extent to which a Fund may invest in certain ETNs. See “Distributions and Taxes” below.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Securities” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes. A Fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Inflation-Protected Securities. A Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. A Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

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The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Infrastructure Investments. A Fund may invest in securities and other obligations of U.S. and non-U.S. issuers providing exposure to infrastructure investments. Infrastructure investments include, without limitation, fixed or floating-rate debt instruments or loans issued to finance (or re-finance) the ownership, development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets. Infrastructure investments also include investments in the debt securities of or loans made to issuers of various types including issuers that invest in, own or hold infrastructure assets; or issuers that operate infrastructure assets or provide services, products or raw materials related to the development, construction, maintenance, renovation, enhancement or operation of infrastructure assets. Issuers in which a Fund may invest may include, among others, operating companies, special purpose vehicles, including vehicles created to hold or finance infrastructure assets, municipal issuers, and government-related issuers.

Infrastructure investments include assets or projects that support the operation, function, growth or development of a community or economy. The infrastructure assets to which a Fund may have exposure, directly or indirectly, include, without limitation, those related to transportation (e.g., airports, metro systems, subways, railroads, ports, toll roads, airplanes); electric utilities and power (e.g., power generation, transmission and distribution); energy (e.g., exploration & production, pipeline, storage, refining and distribution of energy); renewable energies (e.g., wind, solar, hydro, geothermal); communication networks and equipment; water and sewage treatment; social infrastructure (e.g., health care facilities, government accommodations, and other public service facilities); metals and mining; and shipping, cement, steel, and other resources and services related to infrastructure assets (e.g., chemical companies).

The values of a Fund’s infrastructure investments may be entirely dependent upon the successful development, construction, maintenance, renovation, enhancement or operation of infrastructure assets or infrastructure-related projects. Accordingly, a Fund may have significant exposure to adverse economic, regulatory, political, legal, demographic, environmental and other developments affecting the success of the infrastructure assets or projects in which it directly or indirectly invests.

Initial Public Offerings. A Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in distributions taxable to shareholders subject to tax.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds advised by the Adviser to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will be available to the Funds or improve the Fund’s performance.

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Municipal Bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the IRS or a state tax authority could cause the income from some of these obligations to become taxable.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of private activity bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

The Funds do not expect to qualify to pass through to shareholders the tax-exempt character of interest on municipal bonds.

A Fund may also invest in certain types of municipal bonds that are not tax-exempt. See “—Tax Credit Bonds” below.

Participation interests. A Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. A Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

Stand-by commitments. If a Fund purchases municipal bonds, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time. It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration.

Yields. The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings assigned by NRSROs represent their opinions as to the credit quality of the municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase by a Fund, an issue of municipal bonds or other investments may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold an investment in its portfolio.

Moral obligation bonds. The Funds may invest in so-called moral obligation bonds, where repayment is backed by a moral commitment of an entity other than the issuer, if the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the relevant Fund.

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Municipal leases. A Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain non-appropriation clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a non-appropriation lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Pre-refunded municipal bonds. A Fund may invest in pre-refunded municipal bonds, which are a type of municipal bond where the issuer, prior to final maturity of the bond, has set aside high-quality debt instruments in a designated escrow account to fund in full the payment of the amount owed at final maturity to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a Fund is funded from the securities in the designated escrow account, which typically holds U.S. Treasury securities or other obligations of the U.S. government, including its agencies and instrumentalities (“Agency Securities”). Pre-refunded municipal bonds usually will bear an AAA rating (if a re-rating has been requested and paid for) because they typically are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by a Fund nonetheless still subject a Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. The interest on pre-refunded bonds issued on or before December 31, 2017 is exempt from federal income tax; the interest on such bonds issued after December 31, 2017 is not exempt from federal income tax.

Revenue Bonds. A Fund may invest in revenue bonds, which are a type of municipal bond payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and other infrastructure assets or projects. Although some of these obligations may be unsecured, municipal bonds may provide security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Because revenue bonds are typically payable only from revenue generated by the facility, class of facilities, facility operator, or special excise tax proceeds for payment of interest and principal, rather than the credit of the state or local government authority issuing the bonds, revenue bonds may be subject to greater credit risk than general obligations because of the relatively limited source of revenue. Industry-specific conditions may also affect the investment quality and value of revenue bonds (see “—Infrastructure Sector Risk” below).

Tax Credit Bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or before December 31, 2017, on one or more applicable dates during a taxable year, it is possible that a Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to a Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Fund is eligible to pass through such tax credits to shareholders, a Fund may choose not to do so.

Additional risks. Securities in which a Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, such as the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal bonds in the same manner.

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From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds. Further proposals limiting the issuance of municipal bonds may well be introduced in the future.

Private Investment in Public Companies (“PIPEs”). A Fund may invest in PIPE transactions. In a typical PIPE transaction, a Fund will acquire stock of a company (such as convertible notes or convertible preferred stock) that is convertible into common stock through a private placement pursuant to Regulation D. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the OTC markets, but the securities that are acquired in the PIPE transaction are not registered and will be subject to restrictions on their resale. Due to the potentially illiquid nature of such securities, the purchase price in a PIPE transaction will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer will generally be contractually obligated to seek to register the securities under the U.S. securities laws within an agreed upon period of time after the PIPE transaction. However, the Fund may not be able to sell its shares until that registration process is completed. PIPE transactions are subject to the risk that the issuer may be unable to register the securities for public resale in a timely manner, or at all, in which case the securities could be sold only in a privately negotiated transaction and, potentially, at a price less than that paid by the Fund. Disposing of such securities may involve negotiation and legal expenses. Even if such securities are registered for public sale, the resulting market for the securities may be thin or illiquid, which could make it difficult for a Fund to dispose of such securities at an acceptable price.

Private Investment Vehicles. A Fund may also invest in private investment funds, pools, vehicles, or other structures such as, without limitation, hedge funds, private equity funds or other pooled investment vehicles, which may take the form of corporations, partnerships, trusts, limited partnerships, limited liability companies, or any other form of business organization (collectively, “private funds”), including those sponsored or advised by the Adviser or its related parties. Private funds may utilize leverage without limit and, to the extent a Fund invests in private funds that utilize leverage, the Fund will indirectly be exposed to the risks associated with that leverage and the values of its shares may be more volatile as a result. If a private fund in which a Fund invests is not publicly offered or there is no public market for its shares, the Fund will typically be prohibited by the terms of its investment from selling its shares in the private fund, or may not be able to find a buyer for those shares at an acceptable price. Securities issued by private funds are generally issued in private placements and are restricted securities. An investment in a private fund may be highly volatile and difficult to value. A Fund would bear its pro rata share of the expenses of any private fund in which it invests. See “—Private Placement and Restricted Securities” below.

An investment in private funds sponsored or advised by the Adviser or its related parties presents certain conflicts of interest. Private funds may pay the Adviser (or its related parties) different levels of fees, each based on the amount of assets invested in them. Accordingly, the Adviser or its related parties will earn fees if the Adviser invests a Fund’s assets in private funds that pay fees to the Adviser or its related parties, and will earn more in payments if a Fund’s assets are allocated to those private funds paying fees at the highest rates. This provides the Adviser an incentive to allocate a Fund’s assets into those private funds that pay the highest rate of fees to the Adviser and its related parties; however, the Adviser has a duty to disregard that incentive and allocate a Fund’s assets based on the best interest of a Fund.

Rule 144A/ Regulation S Securities. A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144, 144A or Regulation S), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. There may also be limited public information available regarding investments in private funds, which will make such investment particularly dependent on the analytical abilities of a Fund’s portfolio managers.

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The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Real Estate Investment Trusts (“REITs”). Exposure to the real estate sector may be gained by investing in a variety of ways, including by investing in real estate investment trust (“REIT”) securities and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate or that hold interests in real estate, such as mortgages. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related securities. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit, and are subject to the risks described below under “mortgage-backed securities risk” and “prepayment risk”. Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

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A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions attributable to REITs made by a Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. Certain distributions made by a Fund attributable to dividends received by the Fund from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders, as discussed below.

Redeemable Securities. Certain securities held by a Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Short Sales and Short Positions. Short sales are transactions in which a Fund sells an instrument it does not own, in anticipation of a decline in the market value of that instrument. To complete such a transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. To borrow the instrument or establish the position, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold or position established. The net proceeds of the short position will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short positions.

The Fund will incur a loss as a result of the short position if the price of the instrument or the value of the reference asset increases between the date of the short sale or short position and the date on which the Fund replaces the borrowed instrument or otherwise closes out the transaction. A Fund will generally realize a gain if the instrument or the value of the reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short position. There can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. A Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain instruments in the market, legal restrictions on short sales, or other reasons. The loss to a Fund from a short position is potentially unlimited.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where a Fund may trade have adopted reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by a Fund forcing a Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to a Fund could decrease drastically. Such events could make a Fund unable to execute its investment strategy.

Short-Term Investments. Short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.

Special Purpose Acquisition Companies. A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. A Fund’s affiliates may create a SPAC for purchase by the Fund to assist the Fund in purchasing certain assets not otherwise available to the Fund.

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Stapled Securities. A Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Credit-Linked Notes. A Fund may invest in credit-linked notes, which are a type of structured note (see “—Structured Products and Structured Notes Risk”) that are typically set-up as a pass-through note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly invest in a basket of derivative instruments, such as credit default swaps, total return swaps, interest rate swaps and/or other securities, in order to provide exposure to the high yield or another debt securities market. Credit-linked notes are privately negotiated transactions whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities,” such as an infrastructure-related bond. Through the purchase of a credit-linked note, the Fund assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The Fund also is exposed to the credit risk of the issuer of the credit-linked note in the full amount of the purchase price of the note, and the notes are often not secured by the reference securities or other collateral. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit-linked notes are also subject to the risks of the reference securities, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, valuation risk, leverage risk and management risk, underlying the credit-linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. If market quotations are not readily available for the certificates, they will be valued by a Fund at fair value as determined by the Trustees or persons acting at their direction.

The market for credit-linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit-linked note may not be available or the market may not be active.

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Warrants. A Fund may invest in warrants, which are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Commercial and Residential Real Estate Loans. A Fund may acquire performing commercial whole mortgage loans secured by a first mortgage lien on commercial property, which may be structured to either permit that Fund to retain the entire loan, or sell the lower yielding senior portions of the loans and retain the higher yielding subordinate investment. Typically, borrowers of these loans are institutions and real estate operating companies and investors. These loans are generally secured by commercial real estate assets in a variety of industries with a variety of characteristics. A Fund may originate and own entire whole loans or in some cases may choose to originate and syndicate a portion of the risk or participate in syndications led by other institutions. In some cases, a Fund may originate and fund a first mortgage loan with the intention of selling the senior tranche, or an A-Note, and retaining the subordinated tranche, or a B-Note, or mezzanine loan tranche. A Fund may seek, in the future, to enhance the returns of all or a senior portion of its commercial mortgage loans through securitizations, should the market to securitize commercial mortgage loans recover. In addition to interest, a Fund may receive origination fees, extension fees, modification or similar fees in connection with our whole mortgage loans.

A Fund may also acquire performing residential mortgage loans secured by a first mortgage lien on residential property. Typically, borrowers of these loans are individuals rather than institutions, and the quality of residential real estate loans can depend largely on the credit characteristics of the underlying borrowers. In the last decade, the residential mortgage market in the United States experienced difficulties that resulted in losses on residential mortgage loans (especially subprime and second-lien mortgage loans). There can be no assurance that such difficulties would not be experienced again, which could result in losses as a result of investments in residential real estate loans. For more information regarding these and other risks, see “—Mortgage Backed Securities Risks.”

B-Notes. A Fund may originate or invest in B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. B-Notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.

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Mezzanine Loans. A Fund may also originate or invest in mezzanine loans, which are loans that are subordinate in the capital structure of the borrower, meaning that there may be significant indebtedness ranking ahead of the borrower’s obligation to that Fund in the event of the borrower’s insolvency. Such loans may be collateralized with tangible fixed assets such as real property or interests in real property, or may be uncollateralized. As with other loans to corporate borrowers, repayment of a mezzanine loan is dependent on the successful operation of the borrower. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan.

While mezzanine investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the mezzanine investments and may benefit from cross-default provisions and security over the borrower’s assets, some or all of such terms may not apply to particular mezzanine investments. Mezzanine investments generally are subject to various risks including, without limitation, (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt incurred in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations. In addition to interest, a Fund may receive origination fees, extension fees, modification or similar fees in connection with investments in mezzanine loans.

Income Deposit Securities. A Fund may purchase income deposit securities (“IDSs”). Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it were characterized as equity rather than debt, then it would be possible that the interest paid on the notes might be treated as dividends (to the extent paid out of the issuer’s earnings and profits, but it is not at all clear that such dividends would qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities. Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

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Master Limited Partnerships. A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a RIC under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

Zero-Coupon and Payment-in-Kind Bonds. A Fund may invest without limit in so-called zero-coupon bonds (sometimes referred to as discount notes or bonds) and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

Perpetual Bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds are often callable after a set period of time, typically between 5 and 10 years. It is possible that one or more perpetual bonds in which the Funds invest will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.” See “Distributions and Taxes” below for additional information on the tax considerations relating to a Fund’s equity investments in passive foreign investment companies.

Event-Linked Bonds. Event-linked exposure may be gained by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the principal amount of the bond is reduced (potentially to zero), and a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for

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extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose an investor to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Bank Capital Securities. The Funds may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities may be issued by banks to help fulfill their regulatory capital requirements. Bank capital securities may be of any credit quality. Bank capital securities may include, among other investments, fixed-maturity dated subordinated notes; hybrid securities with characteristics of both debt obligations and preferred stocks; perpetual callable securities with no maturity date and a cumulative interest deferral feature, which permits the issuer bank to withhold payment of interest until a later undetermined date; and convertible debt securities that can be converted at the issuer’s option to equity securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.

The Funds may invest in contingent securities structured as contingent convertible securities also known as “CoCos.” Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”). Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined by the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and market risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the Trigger Event. In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended. Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not.

Bank Obligations. The Funds may also invest in other bank obligations including, without limitation certificates of deposit, bankers’ acceptance and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Funds may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

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The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Litigation. The Funds or the Adviser on behalf of the Funds may participate in bankruptcy, insolvency or other similar proceedings relating to securities held by the Funds and join creditors’ committees to preserve and pursue the Funds’ rights. Further, the Adviser or the Funds may, on occasion, initiate litigation against an issuer or related parties in connection with securities presently or previously held by a Fund (whether by opting out of an existing class action lawsuit or otherwise). There can be no assurance of any recovery in any such proceeding and there may be significant delay in achieving any recovery. The Funds will bear their own costs in pursuing such actions, including, potentially, retaining counsel to represent the Funds on a contingency or other fee basis. The Funds may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain foreign jurisdictions. It may be difficult or impossible to obtain or enforce remedies against governments, their agencies and sponsored entities. A Fund could be subject to claims against it and any litigation it pursues could result in counterclaims against it, all of which could adversely affect the Fund.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by the Funds. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. An investment in a Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program. The Funds’ risks listed below are in alphabetical order, not in order of importance. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of a Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to a Fund.

Prospective investors and shareholders should consider the following risks. Because the following is a combined description of the risks associated with investing in the Funds, your Fund may not be subject to certain of the risks described below or not subject to certain risks to the same degree as other Funds. Please see your Fund’s Prospectus for more information on the principal risks and investment strategies associated with your Fund. In addition, your Fund may be subject to any of the risks described in the Prospectus, even if it is not a principal risk of the Fund.

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General

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Affiliated Fund Risk

Investing in other investment companies or private investment vehicles sponsored or managed by the Adviser or related parties of the Adviser, including other DoubleLine Funds, involves potential conflicts of interest. For example, the Adviser or its related parties may receive fees based on the amount of assets invested by a Fund in such other investment vehicles, which fees may be higher than the fees the Adviser receives for managing the Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s Adviser will have an incentive to invest a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, a Fund’s Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties. The Funds’ Adviser has agreed to reduce its advisory fees to the extent of advisory fees paid to a Fund’s Adviser or its related parties by other investment vehicles in respect of assets of a Fund invested in those vehicles. This agreement will reduce, but will not eliminate, the conflicts described above. In addition, the Fund must pay its pro rata portion of an affiliated investment company’s fees and expenses. With respect to investments by affiliated funds in a Fund, the Adviser may determine to redeem all or a portion of the affiliated fund’s investment in the Fund, which may adversely affect the Fund’s liquidity and NAV. Additionally, investment in another investment company may subject the Fund to the underlying risks of such investment company See “—Large Shareholder Risk” and “Portfolio Management—Conflicts.” Due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, a Fund may not be able to invest in other DoubleLine Funds, even if the investment would be appropriate for the Fund.

Asset-Backed Securities

Asset-backed investments tend to increase in value less than other debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar or greater risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, pre-payments on asset-backed securities may increase, and a Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations. Asset-backed securities are structured like mortgage backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). There is a risk that borrowers may default on their obligations in respect of those underlying obligations.

Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen.

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Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized by a trust because of, among others, unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to a Fund. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors. For example, a Fund may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer or sponsor, as applicable. Certain servicers or sponsors may have limited operating histories to evaluate. The insolvency of a servicer or sponsor may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. A Fund also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

Borrowing Risk

The Funds may borrow money (or engage in transactions that are economically similar to borrowing money) to make investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, some of which have the potential to increase the volatility of the NAV of Fund shares. Borrowing causes a Fund to incur interest expenses and potentially other borrowing fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations. As of the date of this SAI, all of the Funds have available to them an uncommitted line of credit that they may draw on to manage their liquidity needs, subject to policies and procedures that govern the allocation of the available credit under the facility among the Funds and may be subject to commitment fees and other charges in addition to the stated interest rate on borrowings to maintain the lines of credit. There can be no assurance that any line of credit will remain available to the Funds generally or that any available credit under any facility will be available to any particular Fund when the Fund seeks to draw on the facility.

Capital Controls

Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume

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for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which a Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Collateralized Debt Obligations Risk

CDOs are a type of asset-backed security, and include CBOs, CLOs, and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally involve less credit risk as they are typically paid before junior tranches. The holders of interests in the most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower potential yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt obligations. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Commercial Paper Risk

Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment.

Concentration Risk

Concentrating investments in related investments increases the risk of loss because the investments may decline in value due to, for example, developments adversely affecting the industries in which the issuers of the investments operate. In addition, investors may buy or sell substantial amounts of a Fund’s shares in response to factors affecting or expected to affect a given industry, resulting in extreme inflows and outflows of cash into and out of a Fund. Such inflows or outflows might affect management of a Fund adversely to the extent they were to cause a Fund’s cash position or cash requirements to exceed normal levels.

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Counterparty Risk

A Fund will be subject to the credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) to the extent the party promises to honor an obligation to the Fund (an obligor) with respect to a transaction, such as securities loans, repurchase agreements or certain derivatives (including swaps). There can be no assurance that a counterparty will be able or willing to meet its obligations. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to a Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in enforcing contractual remedies and obtaining any recovery under its contract with the counterparty, including realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that a Fund has provided and is entitled to recover. The Funds may have to provide or may hold at various times significant amounts of collateral with respect to one or more counterparties.

If a Fund’s claim against a counterparty is unsecured, the Fund will likely be treated as a general creditor of such counterparty to the extent of such unsecured claim. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. New regulatory requirements may also limit the ability of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union (“EU”) and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). Subject to certain U.S. federal income tax limitations, the Funds are not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small number of counterparties, it will be subject to increased counterparty risk.

DoubleLine Shiller Enhanced CAPE® has historically obtained exposure through swap transactions with a single or limited number of counterparties and will likely continue to do so for the foreseeable future. Counterparty risks may be more pronounced for these Funds due to the single or limited number of counterparties used by them.

Qualified Financial Contracts. Regulations adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

Clearing Broker and Central Clearing Counterparty Risk. Some derivative transactions (including futures contracts and certain interest rate and index credit default swaps) are required to be or are capable of being centrally cleared. In a transaction involving such cleared derivative transactions (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Entering into a cleared derivative transaction subjects a Fund to the credit risk of the clearing house and the clearing member through which it holds its cleared positions. Clearing members guarantee performance of their clients’ obligations to the clearing house.

There is a risk that assets deposited by a Fund with any clearing member as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, the assets of a Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Although a clearing member is required to segregate assets from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets, if a clearing member does not comply with the applicable regulations, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could

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have only an unsecured creditor claim in an insolvency of the clearing member with respect to the assets held by the clearing member. Similarly, all customer funds held at a clearing organization in connection with any cleared derivatives transactions are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared derivatives of customers of a clearing member are also held by account class in an omnibus account, but with respect to cleared swaps, CFTC rules require that the clearing member notify the clearing organization of the amount of the initial margin provided by the clearing member to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing members generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of their customers in the aggregate, rather than the gross amount of each customer, a Fund is subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing member’s other clients or the clearing member’s failure to extend its own funds in connection with any such default, a Fund may not be able to recover the full amount of assets deposited by the clearing member on behalf of the Fund with the clearing organization. In addition, in the event of the bankruptcy or insolvency of a clearing house, a Fund might experience a loss of funds deposited through its clearing member as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearing house. Credit risk of market participants with respect to cleared derivatives transactions is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system.

In some ways, cleared derivative arrangements can be less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements may be held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection, or could realize a loss. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for uncleared derivatives. The costs of derivatives transactions are expected to increase further as

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clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are relatively new and evolving, so their ultimate impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (e.g., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result. While these new systems are introduced into the market, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs, not all of which are known as these new processes emerge and evolve.

Cyclical Opportunities Risk

A Fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Adviser believes they have growth potential. A Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress a Fund’s share prices.

Debt Securities Risks

Debt securities are subject to various risks. Debt securities are subject to, among others, two primary (but not exclusive) types of risk: credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

Credit risk: refers to the risk that an issuer, counterparty or other obligor to a Fund will fail to pay its obligations to a Fund when they are due. If an investment’s issuer, counterparty or other obligor fails to pay interest or otherwise fails to meet its obligations to a Fund, the value of the investment might be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Actual or perceived changes in the financial condition of an obligor, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (including debt securities commonly known as “high yield” securities or “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets. Credit risk is heightened to the extent a Fund has fewer counterparties.

In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of repayment. They are not guarantees as to quality and they do not reflect market risk.

Extension risk: refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Interest rate risk: refers to the risk that the values of debt instruments held by a Fund will change in response to changes in interest rates. Interest rate changes may affect the value of a fixed income instrument directly (especially in the case of fixed rate instruments) and indirectly (especially in the case of adjustable rate instruments). In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and

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principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates. Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

The values of variable and floating rate debt securities are generally less sensitive to interest rate changes as compared to fixed rate debt instruments, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A floating rate debt security’s interest rate depends on the characteristics of the reset terms, including the index chosen and the frequency of reset and reset caps or floors, among other things. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate debt securities may decrease in value if interest rates increase. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and a Fund’s NAV.

Prepayment/Reinvestment Risk: Many types of debt securities, including floating rate loans, mortgage-backed securities, and asset-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to re-invest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans, mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from a Fund’s portfolio may decline when a Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by a Fund from its investments is likely to have a negative effect on the dividend levels, NAV and/or overall return of a Fund.

LIBOR Risk: The terms of many investments, financings or other transactions to which a Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to the Fund, and may be used in other ways that affect a Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or NAV.

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Defaulted Securities

A Fund may invest in securities in default. Defaulted securities risk refers to the significant risk of uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk.

Emerging Market Countries

Investing in securities of emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Emerging market countries tend to have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which a Fund invests and adversely affect the value of its investment portfolio. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities and investments in emerging markets can become illiquid. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries’ exchanges’ and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

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In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

The currencies of certain emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries. A Fund may invest in commodities or commodity-related investments that are found in or exported from emerging market countries or the values of which are affected significantly by economic or other conditions in emerging market countries.

Investments in emerging markets may be considered speculative.

China Bond Connect Risk. Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in other fixed-income securities in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a Fund’s ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. In addition, securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Fund. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Moneymarkets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”)). A Fund’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of a Fund’s Hong Kong sub-custodian. Therefore, a Fund’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce a Fund’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a Fund to the credit risk of the relevant securities depositories and a Fund’s Hong Kong sub-custodian. While a Fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A Fund’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. A Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect.

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Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund, which may negatively affect investment returns for shareholder. Bond Connect trades are settled in RMB, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

China Stock Connect Risk. A Fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) through the Shanghai and Shenzhen – Hong Kong Stock Connect (“Stock Connect”), or that may be available in the future through additional stock connect programs, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

PRC regulations require that, in order to sell its China A-Shares, a Fund must pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit a Fund’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. A Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the Fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Adviser (and/or any subadviser, as the case may be) to effectively manage a Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of a Fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

Equity Issuer Risk

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particularly industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the values of equity securities may decline for a number of reasons that may relate directly to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than bonds and other debt securities, although under certain market conditions various fixed income investments may have comparable or greater price volatility. The values of equity securities paying dividends at high rates may be more sensitive to change in interest rates than are other equity securities.

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Focused Investment Risk

A Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class is subject to greater risk than a Fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors, or asset classes in which the Funds are invested. This is because, for example, issuers in a particular market, industry, region sector or asset class may react similarly to specific economic, market, regulatory, political, or other developments. The particular markets, industries, regions, sectors or asset classes in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

To the extent a Fund invests in the securities of a limited number of issuers or assets related to particular commodities, it is particularly exposed to adverse developments affecting those issuers or commodities, and a decline in the market value of a particular security or commodity held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers or assets related to a broader group of commodities. In addition, the limited number of issuers or commodities to which a Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.

Foreign Currency

Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies, and derivatives that provide exposure to foreign currencies. The values of foreign currencies, securities denominated in foreign currencies, or derivatives that provide exposure to foreign currencies may be adversely affected by currency exchange rates, currency exchange control regulations, foreign withholding or other taxes, restrictions or prohibitions on the repatriation of foreign currencies, changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or other political and economic developments in the U.S. or abroad. Currencies of emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. The local emerging market currencies in which a Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries. To the extent a Fund has invested in debt instruments of companies located or doing business in foreign markets and that have issued debt instruments denominated in U.S. dollars or another non-local currency, fluctuations in currency exchange rates could also negatively impact such investments. For example, increases in the value of the U.S. dollar relative to its value at the time the debt was issued can increase the costs of interest and repayment to the issuer and could result in defaults on the issuer’s debt obligations.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although a Fund’s income may be received or realized in local currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after a Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions.

Foreign Securities

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding or other taxes on dividends, interest gains and proceeds; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less

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uniform accounting, auditing and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading and custody practices abroad may offer less protection to investors such as the Funds. Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. Forecasting market movements is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short time period. In addition, when used for hedging purposes, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund’s ability to hedge its portfolio effectively.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions and dealer mark-ups, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund’s transactions effected on foreign exchanges.

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Investments in futures contracts and options thereon are subject to the risks of cleared derivatives transactions described under “Counterparty Risk” in this SAI.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. Secondary market liquidity risk is enhanced in certain markets such as options on foreign currency futures contracts. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

See also “Risks Arising From Government Regulation of Derivatives” below.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Inflation-Indexed Bond Risk

Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a RIC and eliminate Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Infrastructure Sector Risk

The values of a Fund’s infrastructure investments (“Infrastructure Investments”) may be entirely dependent upon the successful development, construction, maintenance, renovation, enhancement or operation of infrastructure assets or infrastructure-related projects. In the case of debt instruments or loans issued to finance (or refinance) the ownership, development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets, a Fund may be entirely dependent on revenues or profits earned in respect of the infrastructure asset or project to receive the repayment of any principal and interest owed to it. Accordingly, a Fund has significant exposure to adverse economic, regulatory, political, legal, demographic, environmental and other developments affecting the success of the infrastructure assets or projects in which it directly or indirectly invests.

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Infrastructure Investments are subject to a variety of risk factors that may adversely affect their success including significant use of leverage, high financing or interest costs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of similar services, unfavorable demographic trends, obsolescence of the related service or product it provides, cost over-runs, developmental delays, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, poor planning, unexpected maintenance capital expenditures, increased operating expenses, and other factors. Additionally, infrastructure-related projects may be subject to regulation by various governmental authorities, including with respect to the rates they can charge for their products or services, and can be significantly affected by government spending policies because infrastructure-related issuers may rely, to a significant extent, on U.S. and foreign government demand for their products and services.

Infrastructure Investments (and related infrastructure assets) may also be adversely affected by natural disasters, terrorism or other catastrophes, legal challenges due to environmental, operational or other issues, the imposition of special tariffs or changes in tax laws, changes in exchange rates or interest rates, changes in prices for competitive services, economic conditions, tax treatment, removal or diminution of governmental subsidies, additional regulation, governmental intervention, litigation, negative publicity and public perception and unfavorable events in the regions where assets are located (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). There is also the risk that corruption may negatively affect infrastructure projects and other infrastructure assets, especially in emerging markets, resulting in, among other things, delays and cost overruns. Infrastructure projects may face competition from government-sponsored projects, which could decrease the revenues generated from the asset or the number of available investment opportunities for a Fund.

A significant portion of the revenues of certain infrastructure assets or projects may be from one customer or a relatively small number of customers, including governmental entities and utilities. Accordingly, the values of certain Infrastructure Investments may be highly sensitive to the loss of one or more of those customers, and the loss of any single client may result in the issuer’s payment default.

A Fund may make investments in infrastructure assets or projects that have not yet completed the construction phases of their development and which are not yet generating cash or revenue. Unexpected delays in completion of the construction phase in relation to any such project, any “overrun” in the costs of construction or any construction or maintenance defect, may adversely affect the ability of the issuer of the Fund’s investments to service its debts. Any resulting default may adversely affect the value of the Fund’s investment.

A Fund may make investments from time to time in infrastructure loan assets which are held on existing lenders’ books, which means that a default by the counterparty may expose the Fund to losses regardless of the performance of the underlying projects or loans. The market for infrastructure bonds and loans is emerging but also rapidly developing, which means there may be fewer investment opportunities than other fixed-income sectors. There also may be fewer market participants willing to purchase infrastructure-related investments compared to other debt markets. Infrastructure assets and related investment opportunities may be more prevalent in developing or emerging markets, where certain of the risks described above, including the risk of default, may be heightened. See “—Emerging Market Countries.”

To the extent that there are environmental liabilities arising in the future in relation to any sites owned or used by an infrastructure company or project (including, for example, clean-up and remediation liabilities), a company may be required to contribute financially towards any such liabilities which in turn may increase its risk of defaulting and/or adversely affect the values of a Fund’s investments.

Some infrastructure-related projects may utilize relatively new or developing technologies and there may be issues in relation to those technologies that become apparent only in the future. Such issues may give rise to additional costs for the relevant issuer or project or may otherwise result in the financial performance of the infrastructure project being poorer than anticipated. This may adversely affect the values of a Fund’s investments. Additionally, technological advances in the future may reduce the competitive efficiency of existing or commissioned infrastructure projects, services, or networks.

Infrastructure assets, including investments related to infrastructure projects and infrastructure-related companies, may be more susceptible to adverse economic or regulatory occurrences and other specific risks affecting their industries, which may adversely affect the development and success of the infrastructure companies and projects related to assets in which a Fund invests; delay or limit repayment of the principal and interest payments on a borrower’s loans or other debt; adversely affect a Fund’s rights in collateral relating to a loan or other investment; or otherwise adversely affect the value of a Fund’s investments.

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A Fund’s ability to recover in respect of a defaulted bond or loan may be limited. Some infrastructure-related debt instruments may not be secured by any assets and may not be supported by other credit enhancements. Where recourse to a guarantor, or other third party, or other assets exists, recovery on a defaulted bond or loan may require the Fund to incur significant costs and delay and/or require participation in restructuring or bankruptcy proceedings. In certain jurisdictions, the Fund may have limited or no rights in respect of such proceedings. In the case of a defaulted bond or loan, the Fund may determine to sell its investment or claim at a price substantially below what it might receive if it participated in a restructuring or bankruptcy proceeding for a variety of reasons, including to avoid incurring significant costs, delay or uncertainty, or because of the potentially adverse consequences that may occur if the Fund takes possession of certain types of assets.

In addition to the risks described above, each of which may adversely affect the values of a Fund’s investments, sector-specific risks may also adversely affect the values of a Fund’s investments. A summary of some of the principal sector-specific risks is included below. The inclusion of a specific risk below with respect to a specific sector does not mean that that risk does not apply in respect of a Fund’s other investments:

Transportation. Transportation-related infrastructure assets may be adversely affected by, among other things, economic and market changes, fuel prices, labor relations, geo-political concerns and insurance costs. Transportation-related infrastructure assets and related businesses may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Electric Utilities and Power. Deregulation may subject utility- and power-related infrastructure assets to greater competition and may adversely affect their performance. Assets in the utilities and/or power industries may have difficulty obtaining financing for large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility and power assets to operate profitably. Government regulators monitor and control utility and power revenues and costs, and therefore may limit utility-related profits. There is no assurance that regulatory authorities will grant rate increases in the future. Energy conservation and changes in climate or environmental policy may also have a significant adverse impact on the revenues and expenses of utility and power-related assets. Additionally, independent power producers may face other risks such as but not limited to (i) market risks, (ii) project risks, and (iii) structural risk.

Energy. Energy-related infrastructure assets may be highly cyclical and highly dependent on energy prices. The success of such assets can be strongly affected by one or more of the following: the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances. Infrastructure assets and projects in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the revenue or earnings available to support the assets’ financing. Energy-related projects face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Assets involving pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks. Any such event could have serious consequences for the general population of the affected area. Energy-related projects can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy-related assets may have relatively high levels of debt and may be more likely to have to restructure their debt if there are downturns in energy markets or the economy as a whole.

Renewable Energy. Governments may provide a range of incentives and subsidies for specific types of assets, especially for renewable energy assets. Changes in the application of government policy in relation to the incentives and subsidies that they provide may have a material impact upon the profitability or viability of renewable-energy related infrastructure-related assets.

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The generation of power from renewable energy sources tends to be reliant upon relatively recent technological developments (or the application thereof), and therefore unforeseen technical deficiencies with installations may occur. Moreover, the reliance of any renewable energy project, or group of projects, on a variable resource (for example, ambient light in the case of solar power projects, wind speed in the case of wind power projects and waste in the case of waste-to-energy projects) may affect the profitability of a site or sites. In addition, in the event of a failure of a utility or other private company contracted to purchase power produced by an installation or expiration of such a contract, in which a Fund has invested, difficulties may arise in contracting with a replacement power purchaser.

Communication Networks and Equipment. The telecommunications market is characterized by increasing competition and regulation by various regulatory authorities. Infrastructure assets in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain assets obsolete. Telecommunication-related infrastructure assets may depend on franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and increasing regulatory oversight, among other factors, has led to consolidation within the sector, which could lead to further regulation or other negative effects in the future. Various forms of cyber attack, the sophistication and lethality of which continues to evolve, threaten communication networks and could severely hamper any infrastructure project dependent upon communication networks and equipment.

Public and Social Infrastructure. Public and social infrastructure assets, such as hospitals, schools, government accommodations, and other public service facilities projects, may be subject to risks that include, but are not limited to, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of such services, uncertainties concerning costs, adverse political developments, and the level of government spending on infrastructure projects.

Metals and Mining. Investments in metals and mining related infrastructure assets may be speculative and subject to greater price volatility than investments in other types of companies. The performance of assets in this sector is related to, among other things, worldwide metal prices, and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time. Metals and mining assets may also be subject to the effects of competitive pressures in the metals and mining industry.

Industrial. Industrial-related infrastructure assets may be adversely affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these assets and their ability to repay their debts. The industrials sector may also be adversely affected by changes or trends in commodity prices, which can be highly volatile.

A Fund’s investments in Infrastructure Investments will expose it to the risks of investing in the global commodity markets and particular commodities, and the value of the Fund’s shares may be adversely affected by changes in the values of commodity prices, which can be extremely volatile and difficult to value. The values of commodities may be affected by a wide range of factors, including changes in overall market movements, speculative activity of other investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, economic or other sanctions, international regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), environmental issues or regulation, and developments affecting a particular sector, industry or commodity, such as drought, floods, or other weather conditions, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs and international economic, political and regulatory developments.

Investing in Special Situations

Periodically, a Fund might use aggressive investment techniques. These might include seeking to benefit from what the Adviser perceives to be special situations, such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur as expected by the Adviser, which could have a negative impact on the price of the issuer’s securities. A Fund’s investment might not produce the expected gains or could incur a loss.

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Large Shareholder Risk

Certain account holders, including funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. For example, the Adviser and/or its related parties currently provide asset allocation investment advice, including recommending the purchase and/or sale of shares of the other DoubleLine Funds, to a number of large investors. The Funds are subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser, will adversely affect a Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect the Funds and their ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) are implementing similar requirements. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The Funds and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Funds and the Adviser will continue to be eligible for such exemptions. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are also authorized by statute, regulation and otherwise to take extraordinary actions in the event of market emergencies. To the extent a Fund invests in the derivatives and futures markets, see also “Risks Arising from Government Regulation of Derivatives” below and “Clearing Broker and Central Clearing Counterparty Risk” above.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. The CFTC has proposed position limits for certain swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Funds do not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its related parties may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Funds.

Rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities require the sponsor of certain securitization vehicles (or a majority owned affiliate of such sponsor) to retain, and to refrain from transferring, selling, conveying to a third party, or hedging the credit risk on a portion of the assets transferred, sold, or conveyed through the issuance of the asset-backed securities of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which a Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Funds. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets that are typically held by securitization vehicles, which in turn could negatively affect the returns on a Fund’s investment in asset-backed securities.

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Investors should also be aware that some EU-regulated institutions (including banks, certain investment firms, and authorized managers of alternative investment funds) are restricted from investing in securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and (in the case of authorized managers of alternative investment funds) the sponsor and the originator of the securitization; and (ii) the originator, sponsor, or original lender of the securitization has explicitly disclosed to the institution that it will retain, on an ongoing basis, a net economic interest of not less than 5% of specified credit risk tranches or asset exposures related to the securitization. Although these requirements do not apply directly to the Funds, the costs of compliance, in the case of any securitization within the EU risk retention rules in which a Fund has invested or is seeking to invest, could be indirectly borne by the Fund and the other investors in the securitization.

See also “Risks Arising From Government Regulation of Derivatives” below.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). The risks of investing in loans include the risk that the borrowers on loans held by a Fund may be unable to honor their payment obligations due to adverse conditions in the industry or industries in which they operate.

The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.

In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of a Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.

During periods of severe market stress, it is possible that the market for loans may become highly illiquid. In such an event, a Fund may find it difficult to sell loans it holds, and, for loans it is able to sell in such circumstances, the trade settlement period may be longer than anticipated.

Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when a Fund purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In addition, a limited number of states require purchasers of certain loans, primarily consumer loans, to be licensed or registered in order to own the loans or, in certain states, to collect a rate of interest above a specified rate. As of the date of this SAI, each Fund does not hold any such license or registration in any states where a license or registration is required, and there can be no assurance that any Fund will timely or ever obtain any such licenses or registration.

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During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Additional risks of investments in loans may include:

Agent/Intermediary Risk. If a Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal interest and other amounts with respect to the Fund’s interest in the loan. In addition, if a Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Collateral Impairment Risk. Even if a loan to which a Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan. This risk is increased if the Fund’s loans are secured by a single asset. In addition, a Fund’s interest in collateral securing a loan may be found invalid or may be used to pay other outstanding obligations of the borrower under applicable law. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, that all or some of the collateral may be illiquid or that a Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. A Fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase a Fund’s operating expenses and decrease its NAV.

Equity Securities and Warrants Risk. The acquisition of equity securities may generally be incidental to a Fund’s purchase of a loan. A Fund may acquire equity securities as part of an instrument combining a loan and equity securities of a borrower or its affiliates. A Fund also may acquire equity securities issued in exchange for a loan or in connection with the default and/or restructuring of a loan, including subordinated and unsecured loans, and high yield securities. Equity securities include common stocks, preferred stocks and securities convertible into common stock. Equity securities are subject to market risks and the risks of changes to the financial condition of the issuer, and fluctuations in value.

Highly Leveraged Transactions Risk. A Fund may invest in loans or debt instruments made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans and are generally considered speculative. If a Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.

Stressed, Distressed or Defaulted Borrowers Risk. A Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans and are generally considered speculative. In addition, a Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans.

A bankruptcy proceeding or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect a Fund’s rights in collateral relating to a loan.

The Funds have authorized the Adviser to act on their behalf in pursuing the Funds’ rights in certain bankruptcy, restructuring or other “workout proceedings,” including proceedings that may occur outside of the United States, and the Adviser may designate a third party to represent the Funds’ interests in such proceedings. The risks associated with participation in such workout proceedings, and of investing in distressed investments generally, may be more pronounced in foreign jurisdictions in which the laws governing such proceedings, and the formality of such proceedings, may differ significantly from equivalent proceedings in the United States. If the Adviser’s assessment of the eventual recovery value of a distressed security proves incorrect or if the actions taken by the Adviser or its designee prove unsuccessful, a Fund may be required to accept cash or instruments worth less than originally anticipated. In addition, events, including unexpected or unforeseeable events, may occur during the workout proceedings with respect to the borrower (for example, corruption relating to the borrower or a related party or government action that might affect the proceeding) and may also adversely affect the value of the Fund’s investment. A Fund could potentially lose more than its original investment to the extent, for example, the terms of the arrangements provide for the Fund to indemnify its agents or other third parties for losses they incur in connection with their representation of the Fund in a workout proceeding.

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If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:

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Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy (or other) court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

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The court may award (or a creditor group may negotiate to receive) securities or other forms of compensation that vary as to terms, seniority, and structure from that of the original debt investment purchase by a Fund.

•

The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

Limited Information Risk. Because there is limited public information available regarding loan investments, a Fund’s investments in such instruments are particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Interest Rate Benchmarks Risk. Interest rates on loans typically adjust periodically, often based on changes in a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate may be LIBOR, the Prime Rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).

Some benchmark rates may reset daily; others reset less frequently. The interest rate on LIBOR-based loans is reset periodically, typically based on a period between 30 days and one year. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer. Investing in loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. Interest rates on loans with longer periods between benchmark resets will typically trail market interest rates in a rising interest rate environment.

Certain loans may permit the borrower to change the base lending or benchmark rate during the term of the loan. One benchmark rate may not adjust to changing market or interest rates to the same degree or as rapidly as another, permitting the borrower the option to select the benchmark rate that is most advantageous to it and less advantageous to the Fund. To the extent the borrower elects this option, the interest income and total return the Fund earns on the investment may be adversely affected as compared to other investments where the borrower does not have the option to change the base lending or benchmark rate.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

Restrictive Loan Covenants Risk. Borrowers must comply with various restrictive covenants that may be contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.

Some of the loans in which a Fund may invest or to which a Fund may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Such loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders may have to rely on covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by

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an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

Senior Loan and Subordination Risk. In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

A Fund’s investments in Senior Loans may be collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non-public company, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets they own. However, the value of the collateral may decline after the Fund buys the Senior Loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit the Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the Senior Loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value.

If a borrower defaults on a collateralized Senior Loan, a Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the Senior Loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the Adviser determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.

A Fund can invest in Senior Loans that are not secured. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans typically present greater risks than collateralized Senior Loans.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly-available information, some Senior Loans are not as easily purchased or sold as publicly-traded securities. Some Senior Loans and other Fund investments are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price. Direct investments in Senior Loans and investments in participation interests in or assignments of Senior Loans may be limited.

Settlement Risk. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of such loans for a substantial period after the sale. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans.

Servicer Risk. A Fund’s direct and indirect investments in loans are typically serviced by the originating lender or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with a Fund’s investments.

Foreign Loan Risk. Loans involving foreign borrowers may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as a Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.

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Lender Liability. A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held by a Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or a Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan. In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held by a Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.

Debtor-In-Possession Loan Risks. Obligations issued in connection with restructuring proceedings under the U.S. Bankruptcy Code or similar proceedings in other jurisdictions (“DIP financings”) are subject to additional risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and any DIP financing must be approved by the bankruptcy court. These financings are typically senior obligations of a borrower issued in connection with a restructuring that are designed to allow the entity to continue its business operations while reorganizing under Chapter 11. In DIP financings, the borrower potentially assumes large amounts of debt in order to have the financial resources to attempt to achieve its restructuring objectives. DIP financings are often fully secured by a lien on the debtor’s otherwise unencumbered assets but may also have senior or equal priority to other senior lenders or be secured by a junior lien on the debtor’s encumbered assets (so long as requirements as to collateralization of the loan and other legal requirements are satisfied). DIP financings are often required to close in a rapid manner in order to satisfy existing creditors. In any DIP financing, there is a risk that the borrower will not emerge successfully from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing and any remaining unencumbered assets. DIP financings may be subject to some of the risks described under “Highly Leveraged Transactions” above.

A Fund may invest in loans directly or by investing in the DoubleLine Floating Rate Fund.

For more information on lending risks specific to investments in infrastructure-related assets, please refer to “—Infrastructure Sector Risk” above.

Lower Rated Securities Risk

Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Fund will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Funds may invest are frequently subordinated to senior indebtedness.

The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

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To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Adviser’s ability to accurately value high yield bonds and a Fund’s assets may be more difficult because there is less reliable, objective data available. In addition, a Fund’s ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality securities.

High yield securities include (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by emerging credit companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, at times there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Funds accrue income on these securities prior to the receipt of cash payments. The Funds must distribute substantially all of their income to shareholders to qualify for the favorable tax treatment afforded RICs and their shareholders under the Code and may, therefore, have to dispose of portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Models and Data Risk

The Adviser may utilize various proprietary quantitative models in connection with providing investment management services to a Fund. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial loss. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for a Fund. Investments selected using the models may perform differently than expected as a result of, among other things, the market factors used in creating models, the weight given to each such market factor, changes from the market factors’ historical trends and technical issues in the construction and implementation of the models (e.g., data problems, and/or software issues). The Adviser’s judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance.

Mortgage-Backed Securities Risks

Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

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Credit and Market Risks of Mortgage-Backed Securities. Investments by the Funds in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support, or that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities. An investment in a privately issued mortgage-backed security is generally less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency or sponsored corporation.

Mortgage-backed securities may be structured similarly to CDOs and may be subject to similar risks. See “— Collateralized Debt Obligations Risk” in the Prospectus and SAI for more information. For example, the cash flows from the collateral underlying the mortgage-backed security may be split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Interest holders in senior tranches are entitled to the lowest interest rates but are generally subject to less credit risk than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying mortgage loan default. If some loans default and the cash collected by the issuer of the mortgage-backed security is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will generally be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool.

The residential mortgage market in the United States has experienced difficulties at times, and the same or similar events may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increased in the last recession and potentially could begin to increase again. A decline in or flattening of housing values (which was experienced recently and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage-related securities has resulted and again may result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for the Fund. It is possible that such limited liquidity in secondary markets could return and worsen.

Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. Many so-called sub-prime mortgage pools have become distressed during periods of economic distress and may trade at significant discounts to their face value during such periods.

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Additionally, mortgage lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors may result in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may contribute to higher delinquency and default rates on mortgage loans. Tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may contribute to a reduction in the prepayment rate for mortgage loans generally. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

Mortgage loans may experience greater rates of delinquency and foreclosure due to underwriting standards. These mortgage loans may not meet the sponsor’s general underwriting policies for prime mortgage loans due to borrower credit characteristics. In addition, the underwriting program may permit less restrictive underwriting criteria as compared to general underwriting criteria, including additional types of mortgaged properties, categories of borrowers and/or reduced documentation requirements, such as no verification of income or no verification of assets. As a consequence, delinquencies, foreclosures and cumulative losses may be expected to be greater with respect to these mortgage loans than with respect to mortgage loans originated in conformity with the general underwriting standards. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. See “—Collateralized Debt Obligations” above for a discussion of investments in structured products with multiple tranches. The U. S. Government conservatorship of Freddie Mac and Fannie Mae in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally. In addition, there may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Fund’s assets.

The FHFA, as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of such investments. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency or sponsored corporation. Because mortgage-backed securities have the potential to be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that a Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

Commercial Mortgage-Backed Securities (“CMBS”) Risks. CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

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Prepayment, Extension, and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have often paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

Stripped Mortgage Securities. Part of the investment strategy of the Funds may involve the purchase of interest-only or principal-only Stripped Mortgage Securities. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

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Inverse Floaters and Related Securities Risk. Investments in inverse floaters and similar instruments expose a Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The effect of the reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose a Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

Mortgage Dollar Rolls

Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under an agreement may decline below the price of the security the Fund sold for immediate settlement. Mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by a Fund. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings.

Operational and Information Security Risks

The Funds and their service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to a Fund. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its Adviser, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Funds and their shareholders. For instance, cyber-attacks or other operational issues may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Funds also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Similar types of risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. In addition, cyberattacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. In addition, the adoption of work-from-home arrangements by the Funds, the Adviser or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds, the Adviser or their service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different or unknown threats or risks may emerge in the future. The Adviser and the Funds do not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Adviser or the Funds.

Options Transactions

The effective use of options depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase

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an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a covered put or call writer would be unable to utilize the amount held in cash, U.S. Government Securities, or other liquid securities as security for the option for other investment purposes until the exercise or expiration of the option.

A Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

In addition, the hours of trading for options may not conform to the hours during which securities held by a Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, a Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write (sell) or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

See also “Counterparty Risk” and “Clearing Broker and Central Clearing Counterparty Risk” in this SAI.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of an option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or the contract value of the relevant index at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or the value of the index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or securities, the price of the put or call option may move more or less than the price of the related security or securities.

Investments in options are also subject to the risks described under “Counterparty Risk” in this SAI. To the extent that a Fund utilizes unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

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Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

See also “Risks Arising From Government Regulation of Derivatives” in this SAI.

Preferred Securities Risk

In addition to many of the risks associated with both debt securities (e.g., interest rate risk and credit risk) and common shares or other equity securities (see “Investment Practices—Equity Securities” above), preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities also may contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments. If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities.

Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Privately Held Companies and Private Funds Risk

Investments in privately-held companies and private funds may present greater opportunity for growth, but there are significant risks associated with these investments. Many privately-held companies and the companies in which private funds invest may be smaller firms with less experienced management, limited product lines, undeveloped markets, limited financial resources, and a limited or no history of profits. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.

In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the business concepts of those companies are generally unproven, the companies have little or no track record, and the companies are more vulnerable to competition, technological advances and changes in market and economic conditions. Since privately-held companies do not file periodic reports with the SEC, there is less publicly available information about them than about other companies.

A Fund may invest in privately-held companies and private funds that have already received funding from other sources. There may be significant competition for these types of investments, and the economic terms that a Fund would obtain from these companies and private funds may be less favorable than if a Fund had invested earlier. Moreover, a Fund’s ability to realize value from an investment in a privately-held company (or a private fund’s investment in a privately-held company) may be dependent upon the successful completion of the company’s IPO or the sale of the company to another company, which may not occur, if at all, for an extended period of time.

Investments in privately-held companies and private funds may be illiquid and a Fund may only be able to sell its holding in a privately-held company or private fund, if at all, at a price significantly below what the Adviser believes is its intrinsic value.

Ratings Categories – Use of Credit Ratings by the Funds

A description of the rating categories as published by Moody’s and S&P is set forth in the Appendix to this SAI. (Other NRSROs use different categorizations, which may also be utilized by the Funds.) Ratings assigned by Moody’s, S&P or other NRSROs to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. Credit ratings are based largely on the issuer’s historical financial condition and the rating

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agencies’ investment analysis at the time of rating. The rating assigned to any particular issuer does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although a Fund’s portfolio managers may consider credit ratings in making investment decisions, they typically perform their own investment analysis. There is no assurance that a rating assigned initially will not change.

When an investment is rated by more than one NRSRO, the Adviser will utilize the highest credit rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of a Fund’s assets in securities rated investment grade) except where a Fund has a policy to invest a certain minimum percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest credit rating that applies to that investment.

Reinvestment Risk

Income from a Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund’s shares.

Reliance on the Adviser

Each Fund’s ability to achieve its investment objective is dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

Repurchase Agreements

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement. See also “Counterparty Risk” and “Risks Arising From Government Regulation of Derivatives” in this SAI.

Restricted Securities, Rule 144A/Regulation S Securities Risk

A Fund may hold securities that the Fund is prevented or limited by law or the terms of an agreement from selling (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility. For example, Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers (or other purchasers qualified to buy such securities) interested in purchasing such securities.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to be entitled to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk; a Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement. Reverse repurchase agreements are considered borrowings by the Fund.

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A Fund’s use of reverse repurchase agreements, dollar rolls and similar transactions is subject to the risk that the market value of the securities that a Fund is obligated to purchase or repurchase under the agreement may decline below the purchase or repurchase price. A Fund’s use of such agreements also subjects the Fund to the risks described under “Counterparty Risk” in this SAI. For example, in the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase or repurchase the securities. See also “Risks Arising From Government Regulation of Derivatives” in this SAI.

Risks Arising From Government Regulation of Derivatives

U.S. and non-U.S. legislative and regulatory reforms, including the Dodd-Frank Act, have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements for certain types of swap contracts and other derivatives. For example, rules under the Dodd-Frank Act require certain over-the-counter derivatives, including certain interest rate swaps and certain index credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for a Fund. In addition, the U.S. government and the EU have adopted mandatory minimum margin requirements for uncleared derivatives, which will require a Fund to provide more margin for its derivatives, and therefore make derivative transactions more expensive. Because these requirements are relatively new and evolving, their ultimate impact remains unclear. Such regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner the Adviser might otherwise choose.

In November 2019, the SEC re-proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The ultimate impact, if any, of the new rule remains unclear, but if adopted as proposed, the rule would, among other things, require that a Fund limit derivatives exposure through one of two value-at-risk tests, eliminate the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and related SEC staff guidance, and require a Fund entering into reverse repurchase agreements (or other similar financing transactions) to count its exposure under such agreements and transactions towards its required asset coverage requirement under Section 18 of the 1940 Act. A Fund would be required to adopt and implement a derivatives risk management program. If a Fund’s derivatives usage is maintained at minimal levels, however, it would not be subject to the full requirements under the rule. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions. These limitations may substantially curtail a Fund’s ability to use derivative instruments and inhibit the Adviser’s ability to establish what it views as the optimal investment exposure for a Fund. If the proposed rule is adopted, a Fund might not be able to use derivative instruments, reverse repurchase agreements and other transactions to the same extent as if the current regulatory structure had remained in place, and the ability of the Adviser to pursue a Fund’s investment objective as currently anticipated, and the Fund’s investment performance, might be adversely affected.

Risks of Unrated Securities

Each Fund may purchase unrated securities (which are not rated by a rating agency) unless prohibited by its investment policies. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. To the extent that a Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

Sector Risk

The risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of a portfolio manager’s choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors. Specific types of sector risk include the following:

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Financial Services Risk: A Fund may invest a significant portion of its assets in the financial services sector or may engage in transactions with one or more counterparties in the financial services sector. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and the types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios. Financial losses associated with investment activities can negatively impact the sector, especially when financial services companies are exposed to financial leverage. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Natural Resource Risk: A Fund may invest in companies that derive their value from natural resources, and therefore may be particularly subject to risks affecting those companies. Natural resources may include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities.

Natural resource prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in a limited number of natural-resource-producing countries may have a direct effect on the commercialization of natural resources, and consequently, on their prices. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia.

Securities Lending

Each Fund may lend portfolio securities with a value up to 33 1/3% of its total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. Also, there is the risk that the value of the investment of the collateral could decline causing the Fund to lose money. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. See also “Counterparty Risk” and “Risks Arising From Government Regulation of Derivatives” in this SAI.

New regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements in the event the counterparty or its affiliate becomes subject to a resolution or insolvency proceeding.

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Service Providers

The Funds may be subject to credit risk with respect to their custodian as well as any sub-custodian in the Funds’ custodian’s global network. The Funds could be adversely affected in the event of a custodian’s or sub-custodian’s bankruptcy, financial insolvency or financial distress. Even if a Fund’s custodian or sub-custodian does have sufficient assets to meet all claims, which may not always be the case, there could still be a delay before the Fund receives assets to satisfy the Fund’s claims. Market fluctuations during any period of delay could adversely affect the performance of a Fund if the Fund is unable to dispose of a security being held by the custodian. In addition, in the event of the insolvency or bankruptcy of the Funds’ administrator, transfer agent or custodian there are likely to be operational and other delays and additional costs and expenses associated with changes in service provider arrangements that could adversely affect the Funds. The Funds could also be adversely affected by the misfeasance of their custodian, sub-custodians, or other service providers. The Funds are also subject to the risk of loss caused by inadequate procedures and controls, human error, and system failures by a service provider to it or an issuer of a portfolio security, each of which may negatively affect a Fund’s performance. In addition, a service provider may be unable to provide a NAV for a Fund or share class on a timely basis.

Small Companies Risk

Investing in small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Structured Products and Structured Notes Risk

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. “Structured Products and Structured Notes Risk” refers to the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations.

Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. A Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Other portions of this SAI provide more information about these specific structured products.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor, when the return of the structured note is based on the movement of one or more factors, may cause significant price fluctuations. Additionally, changes in the value of the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, a Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

Temporary Defensive Strategies

When attempting to respond to adverse market, economic, political, or other conditions, a Fund may take temporary defensive positions that may be inconsistent (including materially inconsistent) with such Fund’s principal investment strategies. The Adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s exposure to such adverse conditions under the circumstances. In implementing these strategies, a Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, derivative instruments, cash or money market instruments (including, money market funds), or any other securities or instruments that the portfolio manager(s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, a Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. A Fund may also use derivatives, such as futures contracts, interest rate swaps, and credit default swaps, as an efficient means to adjust the Fund’s interest rate, credit, and other exposures in connection with taking such temporary defensive positions. During periods when a Fund has taken temporary defensive positions, a Fund may not achieve its investment objective.

U.S. Government Securities Risk

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. No assurance can be given that the U.S. Government will provide financial support to its agencies and sponsored entities if it is not obligated by law to do so.

In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect a Fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Funds and the Funds themselves. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Funds’ portfolios. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

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The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments. In recent periods, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.

Risks of Zero-Coupon Bonds

Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities and certain derivatives) by the average market value of that Fund. The Adviser manages each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income and gains available for distribution to its shareholders. Each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Fund’s Adviser, it is in the best interest of the Fund to do so, for example, because an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains, including short-term capital gains taxable as ordinary income when distributed to taxable shareholders, or losses and could result in a high portfolio turnover rate during a given period. Transactions in equity securities typically involve the payment of brokerage commissions, which are borne by the Funds and negatively affect a Fund’s performance. Debt securities are normally traded on a principal basis, involving a mark-up or mark-down of the price which is an indirect transaction cost, and therefore the Funds incur transaction costs when trading them. Its costs are incorporated in purchase or sale prices and negatively affect the Funds’ performance.

The portfolio turnover rates of the Funds for the fiscal years ended March 31, 2019 and March 31, 2020 are as follows:

Fund	2019	2020
Total Return Bond Fund	28%	31%
Core Fixed Income Fund	66%	43%
Low Duration Bond Fund	54%	60%
Flexible Income Fund	44%	41%
Shiller Enhanced CAPE®	55%	62%

DISCLOSURE OF PORTFOLIO INFORMATION

Beginning with the month ended July 31, 2020, it is the policy of the Trust to disclose an unaudited listing of their portfolio of investments as of month-end (“Portfolio Holdings”). Such information is posted on the Funds’ website, typically beginning on the 30th calendar day after the end of the month (or, if not a business day, the next business day thereafter). After such information is posted on the Funds’ website, it is then also available to shareholders and others upon request to the Funds. Shareholders and others who wish to obtain Portfolio Holdings for a particular month (only after such information is posted on the Funds’ website) may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific Time, Monday through Friday. Requests for

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Portfolio Holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted. After a Fund’s Portfolio Holdings have been published on the Fund’s website or have otherwise become publicly available (e.g., by a required filing with the SEC), there are no limits on the dissemination of the information.

In addition, the Funds may disclose on a selective basis Portfolio Holdings at any time to analysts, ratings agencies, outside fund evaluators and data aggregators such as, but not limited to, Morningstar, Lipper, Bloomberg and Standard and Poor’s. Fund officers and their designees may release the Funds’ non-public Portfolio Holdings if (i) there is a legitimate business purpose for doing so and (ii) the recipient agrees to treat such non-public Portfolio Holdings as confidential or is otherwise subject to a duty of confidentiality (provided that analysts and rating agencies may publish portfolio positions upon the consent of authorized personnel, under circumstances where such personnel determine that such information is publicly available through the Funds’ website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of a Fund.

In addition, Portfolio Holdings are provided or otherwise available on a real-time basis to third-party service providers of the Funds (and their personnel) who require the information to provide services to the Funds, including: the Adviser; the Funds’ custodian, U.S. Bank National Association; pricing service providers, including Thomson Reuters/Lipper, Vickers Stock Research, and CapitalBridge (formerly Citigate Financial); liquidity risk management program service providers, including ICE Data Pricing & Reference Data, LLC; broker-dealers who facilitate the Funds’ trading; creditors or securities lending agents (if any); the Funds’ accountant and administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services; auditors, including the Funds’ Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP; and Ropes & Gray LLP, counsel to the Funds. Portfolio Holdings of Shiller Enhanced CAPE® are also provided or otherwise available on a real-time basis to the sponsor of the Shiller Barclays CAPE® US Sector TR Return Index and Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index, Barclays Bank PLC, to allow the sponsor to oversee compliance with the terms of the license or trading arrangements between the sponsor and the Funds’ Adviser relating to the Fund. Portfolio Holdings of the Colony Real Estate and Income Fund are also provided or otherwise available on a real-time basis to the sponsor of the Colony Capital Fundamental US Real Estate Index, Barclays Index Administration, a function within the investment bank of Barclays Bank PLC, to allow the sponsor to oversee compliance with the terms of the license or trading arrangements between the sponsor and DoubleLine Alternatives LP relating to the Fund. KPMG, LLP (“KPMG”), and its investment adviser, Goldman Sachs Asset Management, L.P., receive certain non-public portfolio holdings information regarding certain Funds in which KPMG employee retirement plans and their related persons invest, which supports KPMG’s ability to assess its compliance with independence-related requirements applicable to it as an independent public accountant or auditor.

The Trust’s Chief Compliance Officer or other authorized personnel provide periodic reports to the Trust’s Board of Trustees regarding the operation of the Trust’s policy in respect of Portfolio Holdings information and disclosures made pursuant to it.

No compensation is received by the Funds or the Adviser in connection with the disclosure of Portfolio Holdings.

The Adviser provides advisory services to accounts other than the Funds, including other pooled investment vehicles, separate accounts and other accounts. Such accounts are not governed by this policy and some accounts may not be subject to any portfolio holding disclosure policies and procedures similar to those described above. Some of those other accounts may have investment policies and holdings substantially similar to a Fund and have access to information regarding the holdings of their accounts, including in some cases in real time. Other accounts, such as exchange-traded funds, may be subject to obligations to make their portfolio holdings available daily. In addition, the Adviser may make available information regarding portfolio metrics, model portfolios, or other potential holdings of accounts to prospective clients, clients, and their advisers or consultants in response to requests for proposal or otherwise as part of their marketing efforts of accounts or investment vehicles that may have investment strategies substantially similar to those of a Fund.

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For requests for publicly-available portfolio holdings information as of June 30, 2020, please contact the Funds at no charge at 877-DLine11 (877-354- 6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific Time.

BROKERAGE, ALLOCATION AND OTHER TRADING PRACTICES

The Adviser is responsible for the placement of the Funds’ portfolio transactions and, with respect thereto, the negotiation of prices, brokerage commissions, if any, and mark-ups and mark-downs or spreads on principal transactions. The Adviser may also purchase securities on behalf of the Funds in underwritten offerings at fixed prices that include discounts to underwriters and/or concessions to dealers.

In placing a portfolio transaction, the Adviser seeks to achieve best execution. This means that, in selecting broker-dealers to execute portfolio transactions for the Funds, the Adviser seeks to select broker-dealers that will execute securities transactions in a manner such that the total cost or proceeds of each transaction is the most favorable under the circumstances. This does not mean, however, that portfolio transactions are always executed at the lowest available commission or spread, and the Adviser may effect transactions that cause a Fund to pay a commission or spread in excess of a commission or spread that another broker-dealer would have charged if the Adviser determines that, notwithstanding such commission or spread, such transaction is in the Fund’s best interest. In making this determination, the Adviser may take a variety of factors into consideration, including, without limitation, (i) execution quality in light of order size, difficulty of execution and other relevant factors; (ii) associated expenses and costs; (iii) the quality, reliability, responsiveness and value of the provided services; (iv) the operational compatibility between the broker-dealer and the Adviser; (v) the broker-dealer’s safety and soundness; and (vi) the provision of research and brokerage products and services. The provision of research and brokerage products and services is not typically considered in respect of transactions by the Funds when trading fixed income securities.

From time to time, the Adviser receives unsolicited research from various brokers, which may or may not be counterparties to trades placed on behalf of clients. While the Adviser may review and consider certain of the research received, the provision of unsolicited research does not factor into the Adviser’s broker selection process with respect to trading fixed-income securities. Research services include items such as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy and various trading and quotation services. Such services also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. These services also include recommendations as to purchase and sale of individual securities and timing of transactions.

Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds also may be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which the Adviser, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to the Adviser’s trade allocation policy that is designed to ensure that all accounts, including the Funds, are treated fairly and equitably over time.

As of the date of this SAI, the Adviser does not expect to cause the Funds to pay brokers or dealers amounts of commissions for effecting portfolio investment transactions that are in excess of the amount of commission that another broker or dealer would have charged for effecting transactions to compensate the brokers or dealers for “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to accumulate credits to purchase such services. The Adviser may modify its practice in this regard without prior notice to shareholders and, in the event the Adviser does so, the following disclosure regarding such practices shall apply.

As permitted by Section 28(e) of the Exchange Act, the Adviser may, on behalf of a client, pay a broker or dealer, including those acting in the capacity of a futures commission merchant, that provides “brokerage and research services” (as defined in the Exchange Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the client and to other client accounts over which the Adviser exercises investment discretion. Such research services include proprietary research created internally by a broker or by a third-party provider (and made available to the Adviser by a broker) such as, for example, individual stock information and research, industry and sector

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analysis, trend analysis and forecasting, discussions with individual stock analysts, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, specific information about local markets and applicable regulations, economic trends, and other matters. In addition, a broker may accumulate credits for the Adviser’s account and use them to purchase brokerage and research services at the Adviser’s discretion and based on the Adviser’s determination of the relative benefits of the various services available for purchase. These arrangements are commonly known as “commission sharing arrangements.” Accordingly, the Adviser’s clients may be deemed to be paying for research and these other services with “soft” or commission dollars. Research furnished by brokers or dealers or pursuant to credits accumulated at brokers or dealers through commission sharing arrangements may be used in servicing any or all of the Adviser’s clients and may be used for client accounts other than those that pay commissions to the broker or dealer providing the research. The Adviser also may receive soft dollar credits based on certain “riskless” principal securities transactions with brokerage firms. With respect to certain products and services used for both research/brokerage and non-research/brokerage purposes, the Adviser generally allocates the costs of such products and services between their research/brokerage and non-research/brokerage uses, and generally uses soft dollars to pay only for the portion allocated to research/brokerage uses. Examples of products and services used for non-research/brokerage purposes (and not paid for with soft dollars) include equipment and exchange data (e.g., quotes, volume). Some of these services may be of value to the Adviser and its related parties in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because the Adviser or its related parties receive these services even though the Adviser might otherwise be required to purchase some of these services for cash. The Adviser’s authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

The Adviser’s relationships with brokerage firms that provide soft dollar services to the Adviser (including brokerage firms that participate in commission sharing arrangements) may influence the Adviser’s judgment and create conflicts of interest, both in allocating brokerage business between firms that provide soft dollar services and firms that do not, and in allocating the costs of mixed-use products between their research and non-research uses. When the Adviser uses client brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for such research, products, or services. As such, that Adviser has an incentive to select or recommend a broker-dealer based on the Adviser’s interest in receiving the research or other products or services, rather than on the Adviser’s clients’ interest in receiving most favorable execution. Client trades executed through these brokers or any other brokerage firm may not be at the lowest price otherwise available. The Adviser maintains policies and procedures designed to address such conflicts of interest.

Aggregated Transactions. In an effort to achieve efficiencies in execution and reduce trading costs, the Adviser and its related parties may, but will not necessarily, aggregate securities transactions on behalf of a number of accounts, including accounts of the Funds, at the same time. In addition, the Adviser may execute securities transactions alongside or interspersed between aggregated orders when the Adviser believes that such execution will not interfere with its ability to execute in a manner believed to be most favorable to its clients as a whole. The Adviser may exclude trades for accounts that direct brokerage or that are managed in part for tax considerations from aggregate orders.

When executing aggregate orders, trades will be allocated among accounts using procedures that the Adviser considers to be reasonably designed to be non-preferential and fair and equitable over time. This may include making the allocation on a pro rata basis or on a non-pro rata basis based on various factors, including liquidity requirements, reserves and cash flow considerations; diversification requirements; portfolio duration; amount of capital available for investment by a client, including new clients, as well as projected future capacity for investment; variance of the portfolio from models, target weights or indexes; risk management considerations; the size of the investment relative to the size of the account; client-specific industry and other allocation targets, including each account’s target average credit quality, liquidity, sector targets, and composition; minimum and maximum investment size requirements; tax considerations; legal, contractual, or regulatory constraints specific to or imposed by a client; and any other relevant limitations imposed by or conditions set forth in the applicable offering or other organizational documents of a client.

The Adviser shares allocations of public offerings and other desirable but limited opportunities to buy or sell securities in a manner that the Adviser considers reasonably designed to be non-preferential and fair and equitable over time, such that no account or group of accounts receives consistently favorable or unfavorable treatment. Generally, such allocations will be made after taking into account cash availability and need, suitability, investment objectives and guidelines and other factors deemed appropriate in making investment allocation decisions for each client. Shares obtained in IPOs will be allocated using these criteria unless the number of shares made available to the Adviser is de minimis, in which case, the shares will be allocated among the eligible accounts based on the Adviser’s assessment of the circumstances.

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In addition, and particularly with respect to fixed-income securities, if a small amount of an investment is allocated to the Adviser, the Adviser may allocate it disproportionately, taking into consideration lot size, existing or targeted account weightings in particular securities and/or sectors, account size, diversification requirements and investment objectives/restrictions.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the periods indicated. Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds’ investment teams in response to market conditions, changes in the total assets of a Fund, and/or a determination by the Adviser to engage in brokerage practices as described above.

	Total Brokerage Commissions
Fund	March 31, 2018	March 31, 2019	March 31, 2020
Total Return Bond Fund	$0	$0	$136,200(1)
Core Fixed Income Fund	$549	$39	$0
Low Duration Bond Fund	$0	$0	$0
Flexible Income Fund	$19	$4	$0
Shiller Enhanced CAPE®	$0	$0	$190

(1)	The commissions for the Total Return Bond Fund increased due to increased brokerage commissions with respect to futures contracts.

Certain diligence-related transaction costs. The Adviser may aggregate a Fund’s order for an investment in, or sale of, an interest in certain instruments, including, for example, a subordinated tranche CMBS, including investments at original issuance, or certain loan instruments, with orders of one or more other DoubleLine Funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including any Funds, participating in the aggregated transaction pro rata based on the size of the accounts considering the investment opportunity or the amount of investment made by each account participating in the transaction. Each Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including each Fund. For example, where the Adviser aggregates a Fund’s order for an investment in, or sale of, an interest in a subordinated tranche CMBS with orders of one or more other DoubleLine Funds or other DoubleLine accounts, a Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees approval of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to a transaction on behalf of a Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of a participating Fund from that Fund at a later date. A Fund may incur diligence-related expenses in connection with the evaluation of investment opportunities that the Adviser ultimately determines not to pursue on behalf of the Fund. In some cases, the diligence- or structuring-related expenses that would otherwise be incurred by a Fund or the Adviser may be borne by the sponsor or seller of an investment.

Regular Broker-Dealers. As of the close of the fiscal year ended March 31, 2020, the Funds listed below owned securities of their regular broker-dealers as defined by Rule 10b-1 under the 1940 Act. (Generally, a regular broker or dealer of an investment company is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from participating in portfolio transactions, engaged as principal in the largest dollar amount of portfolio transactions, or sold the largest dollar amount of portfolio securities during the Fund’s most recent fiscal year).

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Fund/Regular Broker-Dealer	Aggregate Amount of Holdings

Core Fixed Income
Citigroup Inc.	$22,364,927
Goldman Sachs Group Inc.	18,296,989
Bank of America Corp.	15,475,344
Barclays PLC	15,429,441
Morgan Stanley & Co., Inc	15,340,940
Credit Suisse Group AG	13,365,658

Low Duration Bond Fund
Citigroup, Inc.	$12,942,496
Barclays Bank PLC	12,584,736
Wells Fargo Bank NA	12,545,796
Goldman Sachs Group Inc.	12,351,820
Morgan Stanley & Co., Inc	11,053,250
HSBC Holdings PLC	5,678,419
JP Morgan Chase & Co.	5,625,324
Credit Suisse Group AG	5,414,329
Bank of America Corp.	3,120,542

Shiller Enhanced CAPE®
Bank of America/Merrill Lynch	$281,257,861
BNP Paribas Brokerage Services, Inc.	271,797,014
Barclays Bank PLC	248,067,932
Morgan Stanley & Co., Inc	12,637,988
Citigroup, Inc.	9,279,892
Credit Suisse Group AG	5,564,604
HSBC Holdings PLC	5,402,196

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust (the “Trustees” or the “Board”) consists of five Trustees, three of whom are not considered to be “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by each Fund’s Adviser and other service providers to the Trust. The Adviser and the Trust’s administrator are responsible for the day-to-day management and administration of the Trust.

The Chairman of the Board, Mr. Jeffrey E. Gundlach, also serves as Chief Executive Officer and Chief Investment Officer of DoubleLine Capital. Mr. Gundlach is an interested person of the Trust. Mr. Ronald R. Redell serves as a Trustee and is an interested person of the Trust. He serves as President of the Trust and President of DoubleLine Group LP.

Mr. Raymond B. Woolson serves as the lead Independent Trustee of the Trust. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management or the Funds’ administrator are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board of Trustees, including fund governance, fund management, and leadership issues, and are advised by independent legal counsel. Mr. Woolson serves as Chair for those meetings.

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The Board has an Audit Committee consisting of the Trustees who are Independent Trustees. Mr. Woolson serves as the Chairman of the Audit Committee. The Audit Committee’s other members are Messrs. Ciprari and Salter. The Audit Committee makes recommendations to the Board concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting and financial reporting requirements of the 1940 Act. During the fiscal year ended March 31, 2020, the Audit Committee met four times.

The Board has a Qualified Legal Compliance Committee (“QLCC”), consisting of Messrs. Ciprari, Salter, and Woolson. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by a Fund or by any officer, director, employee, or agent of a Fund. The QLCC did not meet during the fiscal year ended March 31, 2020.

The Board has a Nominating Committee consisting of the Trustees who are Independent Trustees. The members of the Nominating Committee are Messrs. Ciprari, Salter, and Woolson. The Nominating Committee makes recommendations to the Board regarding nominations for membership on the Board as an independent trustee. Based on, among other things, information provided by management of the Trust, the Nominating Committee periodically reviews trustee compensation and recommends any changes it deems appropriate to the Independent Trustees. The Nominating Committee will also consider potential trustee candidates recommended by shareholders provided that the proposed candidates satisfy the trustee qualification requirements provided in the Trust’s Declaration of Trust, as amended, and the Trust’s other governing documents. The Nominating Committee met one time during the fiscal year ended March 31, 2020.

Although not a Committee of the Board, each Fund has a Valuation Committee that, among other things, implements or oversees certain aspects of the Funds’ Pricing and Valuation Policy. The Valuation Committee consists of one or more persons, typically employees of the Adviser, who have been authorized by the Board to make fair value determinations on a day-to-day basis with respect to Fund holdings when market prices are not readily available or are considered unreliable in accordance with Board approved valuation procedures.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees on the Board lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that its Trustees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Trust’s Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee other than Messrs. Gundlach and Redell, his status as an Independent Trustee. In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee: Mr. Ciprari, significant experience serving in the investment banking industry and as a senior executive at an investment bank; Mr. Salter, significant experience and familiarity with securities markets and financial matters generally; Mr. Woolson, significant financial consulting, fund accounting, and fund administration experience; Mr. Gundlach, significant experience and service in the investment management industry and as a senior executive at an investment advisory firm; and Mr. Redell, significant experience and service in the investment management industry as a senior executive at an investment advisory firm, significant experience and service as a trustee of DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund, and the Independent Trustees’ experience working with Mr. Redell in those capacities. References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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The Board has determined that its leadership structure is appropriate given the business and nature of the Trust, including (i) the extensive oversight provided by the Adviser, of which Mr. Redell is an executive; (ii) the substantial investment experience of Mr. Gundlach; (iii) the substantial industry leadership experience of Mr. Redell; (iv) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are interested persons of the Trust; and (v) the leadership role of the lead Independent Trustee. The Board expects to review its structure on an annual basis.

In its oversight role, the Board and/or its Committees receive and review reports from the relevant Funds’ officers, including, but not limited to, the President, Chief Compliance Officer and Treasurer, DoubleLine portfolio management personnel and other senior personnel of the Funds’ Adviser, the Funds’ independent registered public accounting firm, and the Funds’ third-party service providers with respect to a variety of matters, including matters that relate to the operations of the Funds, including related risks.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. Under the general oversight of the Board or the applicable Committee of the Board, the Trust, and the Adviser and other service providers to the Trust employ a variety of processes, procedures, and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Board recognizes, however, that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice.

The name, year of birth, and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the fund complex overseen and the other directorships held by each Trustee. The business address for each Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Independent Trustees

Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Joseph J. Ciprari 1964	Trustee	Indefinite/ Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	22	None
John C. Salter 1957	Trustee	Indefinite/ Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	22	None
Raymond B. Woolson 1958	Trustee	Indefinite/ Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	22	Independent Trustee, Advisors Series Trust (an open- end investment company with 37 portfolios)(2)

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(1)

The term “Fund Complex” as used herein includes the Funds, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Colony Real Estate and Income Fund, DoubleLine Income Fund, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund and two additional series of DoubleLine Funds Trust, one of which is offered through a separate statement of additional information and the other of which is a registered investment company whose shares are offered on a limited basis and through separate offering materials.

(2)	Quasar Distributors, LLC serves as the principal underwriter of each of the Funds and of Advisors Series Trust.

Interested Trustees

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of the Adviser and hold direct ownership interests in the Adviser. Additionally, Mr. Redell is an officer of the Trust.

Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Jeffrey E. Gundlach 1959	Trustee	Indefinite/ Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	19	None
Ronald R. Redell 1970	President and Trustee	Indefinite/ President Since Inception and Trustee Since January 2019	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Yield Opportunities Fund (since November 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019 and Executive from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	22	None

(1)

The term “Fund Complex” as used herein includes the Funds, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Colony Real Estate and Income Fund, DoubleLine Income Fund, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund, and two additional series of DoubleLine Funds Trust, one of which is offered through a separate statement of additional information and the other of which is a registered investment company whose shares are offered on a limited basis and through separate offering materials.

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Equity Ownership of Trustees in the Funds

The Trustees owned the following dollar ranges of equity securities in the Funds shown in the table below as of the end of the most recently completed calendar year. The table includes, as applicable, securities in which each Trustee holds an economic interest through their deferred compensation plan.

Fund Shares Owned by Trustees as of December 31, 2019:

Amount Invested Key
A. $0
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. over $100,000

Dollar Range of Equity Securities Owned in the Funds
	Independent Trustees			Interested Trustees
FUND NAME	Joseph J. Ciprari	John C. Salter	Raymond B. Woolson	Jeffrey E. Gundlach	Ronald Redell
Total Return Bond Fund	A	C	C	E	E
Core Fixed Income Fund	A	A	A	E	D
Low Duration Bond Fund	A	E	A	A	D
Flexible Income Fund	A	A	A	A	D
Shiller Enhanced CAPE®	A	A	C	A	D
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)	E	E	C	E	E

(1)

The term “Family of Investment Companies” as used herein includes the Funds, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Colony Real Estate and Income Fund, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund and two additional series of DoubleLine Funds Trust, one of which is offered through a separate statement of additional information and the other of which is a registered investment company whose shares are offered on a limited basis and through separate offering materials.

Trustee Interest in Adviser, Distributor or Affiliates

As of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families own or have owned securities beneficially or of record in the Adviser, Quasar Distributors, LLC (the “Distributor”), or any related party of the Adviser or Distributor during the past two calendar years, as shown by the chart below. As of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families, have or had a direct or indirect interest, the value of which exceeds $120,000 in the Adviser, the Distributor, or any of their affiliates during the past two calendar years.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class

Joseph J. Ciprari	None	None	None	None	None

John C. Salter	None	None	None	None	None

Raymond B. Woolson	None	None	None	None	None

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Trustee Material Interest in Any Transactions with Adviser, Distributor or Affiliates

During the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor, or any affiliate of the Adviser or Distributor was a party.

Compensation of Independent Trustees

The following table shows the annual compensation paid to each Trustee who is not an employee of the Adviser or its affiliates or related parties for his services as Trustee of the Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund and, if applicable, the compensation paid to a Trustee for his service as the Audit Committee Chair and/or the lead Independent Trustee (such compensation being in addition to the fees received for serving on the Board) of the Board of the Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund. The Interested Trustees do not receive any compensation from the Funds for serving as Interested Trustee or officers of the Funds. Compensation is paid on a quarterly basis.

Position	Annual Compensation
Trustee	$396,500(1)
Audit Committee Chair	$21,600
Lead Independent Trustee	$25,000

(1)	The Board has determined to temporarily waive 10% of its fee with respect to DoubleLine Yield Opportunities Fund. Without this waiver, each Trustee’s annual compensation would have been $400,000.

The fees shown above are prorated among the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund, one additional series of DoubleLine Funds Trust, which is a registered investment company whose shares are offered on a limited basis and through separate offering materials, and any other series of DoubleLine Funds Trust whose shares are offered through a separate statement of additional information. The Funds will also reimburse the Trustees for travel and other out-of-pocket expenses incurred in connection with attending such meetings of the Trustees.

The Trust has adopted a deferred compensation plan that allows the Independent Trustees to defer payment of compensation earned to a future period. Any compensation deferred under the plan will earn an investment return based on the return of shares of one or more Funds designated by the Trustee in advance.

The following table shows the compensation paid to each Trustee by the Trust and the Fund Complex for the fiscal year ended March 31, 2020.

Aggregate Compensation from the Funds(1)
	Independent Trustees			Interested Trustees
FUND NAME	Joseph J. Ciprari	John C. Salter	Raymond B. Woolson	Jeffrey E. Gundlach(2)	Ronald Redell(3)
Total Return Bond Fund	$175,555	$175,555	$195,252	None	None
Core Fixed Income Fund	$40,428	$40,428	$44,963	None	None
Low Duration Bond Fund	$24,587	$24,587	$27,346	None	None
Flexible Income Fund	$4,623	$4,623	$5,142	None	None
Shiller Enhanced CAPE®	$22,932	$22,932	$25,505	None	None
Total Compensation from the Fund Complex Paid to Trustees(5)	$365,000	$365,000	$411,600	None	None

(1)	Includes amounts deferred as part of the Trust’s deferred compensation plan.
(2)	Mr. Gundlach is an Interested Trustee of the Trust.
(3)	Mr. Redell is an Interested Trustee of the Trust.
(5)

The term “Fund Complex” as used herein includes the Funds, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Shiller Enhanced CAPE®, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Income Fund, DoubleLine Ultra Short Bond Fund,DoubleLine Colony Real Estate and Income Fund, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund, and two additional series of DoubleLine Funds Trust, one of which is offered through a separate statement of additional information and the other of which is a registered investment company whose shares are offered on a limited basis and through separate offering materials.

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Retirement Policy

The Trust has not adopted a retirement policy for the Trustees.

Officers

The officers of the Trust who are not also trustees of the Trust are included in the table below. The business address for each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020

Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Capital (since January 2013). Formerly, Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019).

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017

Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2011; Indefinite/Secretary Since July 2018

Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Secretary, DoubleLine Income Solutions Fund (since July 2018); Secretary, DoubleLine Opportunistic Credit Fund (since July 2018); Secretary, DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David Kennedy, 1964	Vice President	Indefinite/Since May 2012

Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012

Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017

Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	AML Officer and Vice President	Indefinite/AML Officer Since May 2016; Indefinite/Vice President Since May 2017

Anti-Money Laundering Officer and Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Anti-Money Laundering Officer, DoubleLine Funds Trust (since May 2016); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Equity LP and DoubleLine Alternatives LP (since March 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Legal/Compliance, Batterymarch Financial Management, Inc. (From June 2011 to December 2012).

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019

Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019

Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017); Fund Operations, PIMCO (from September 2007 to April 2014).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since January 2020

Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Assistant Treasurer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020

Vice President, DoubleLine Funds Trust (since January 2020); Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018). Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert Herron, 1987	Vice President	Indefinite/Since June 2020

Vice President, DoubleLine Funds Trust (since June 2020); Vice President, DoubleLine Yield Opportunities Fund (since June 2020); Vice President, DoubleLine Income Solutions Fund (since June 2020); Vice President, DoubleLine Opportunistic Credit Fund (since June 2020). Risk Analytics Manager, DoubleLine Capital (since January 2017); Formerly, Risk Analytics Analyst, DoubleLine Capital (from October 2011 to January 2017).

INVESTMENT ADVISORY AGREEMENT

DoubleLine Funds Trust and DoubleLine Capital are parties to Investment Management and Advisory Agreements (the “Advisory Agreements”). DoubleLine Capital was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 23, 2009. The general partner of DoubleLine Capital is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine Capital. As of June 30, 2020, DoubleLine Capital had approximately $137.4 billion of assets under management.

DoubleLine Capital and DoubleLine Alternatives LP share certain personnel and other resources through contractual arrangements with DoubleLine Group LP. All investment personnel of the Adviser are employees of DoubleLine Group LP and provide services to the Adviser pursuant to contractual arrangements. The general partner of DoubleLine Group LP is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine Group LP.

Under each Advisory Agreement, the Trust retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of each respective Fund’s business affairs subject to the oversight of the Board of Trustees. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Fund’s investment objective.

The Adviser furnishes to its respective Funds office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Adviser to serve, without compensation from the Trust, as officers, trustees or employees of the Trust if desired and reasonably required by the Trust.

Each Fund pays a monthly fee to the Adviser, calculated at the following annual rate (as a percentage of each Fund’s average daily NAV):

Total Return Bond Fund	0.40%
Core Fixed Income Fund	0.40%
Low Duration Bond Fund	0.35%
Flexible Income Fund	0.62%
Shiller Enhanced CAPE®	0.45%

The Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of each Fund listed below, as applicable, to the extent necessary to limit the ordinary operating expenses of Class R6 shares of the Funds to an amount not to exceed the following annual rates (based on Class R6 shares’ average daily net assets):

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	Class R6	Expiration
Low Duration Bond Fund	0.42%	July 31, 2021
Flexible Income Fund	0.77%	July 31, 2021
Shiller Enhanced CAPE®	0.60%	July 31, 2021

Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above will apply until the expiration date noted in the table. However, these expense limitations may be terminated by a Fund’s Board of Trustees at any time.

The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it makes to a Fund in the three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review and approval by the Fund’s Board of Trustees and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed. Additionally, the Adviser would generally seek recoupment only in accordance with the terms of any expense limitation of the Fund that is in place at the time of recoupment. The expense limitations in place for the Low Duration Bond Fund, Shiller Enhanced CAPE®, and the Flexible Income Fund, have remained the same since the inception of each of those Funds and are described above.

DoubleLine Capital has contractually waived a portion of its fees or reimbursed certain operating expenses and, as of March 31, 2020, was entitled to recapture the amounts shown below no later than the dates stated below:

Fund	Date of Expiration March 31,
	2021	2022	2023
Total Return Bond Fund	--	--	--
Core Fixed Income Fund	--	--	--
Low Duration Bond Fund	--	--	$3
Flexible Income Fund	--	--	--
Shiller Enhanced CAPE®	--	--	--

Except for expenses specifically assumed by the Adviser under the Advisory Agreements, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Fund’s Adviser; expenses of the Plan of Distribution pursuant to Rule 12b-1; compensation and expenses of trustees who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with states and other regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges and sub-transfer agency and shareholder servicing expenses; brokerage fees and commissions and securities transaction costs; taxes and government fees; legal fees; the fees of any trade association; the costs of the administrator and fund accountant; compliance support services; the cost of stock certificates, if any, representing shares of the Fund; organizational expenses; expenses of shareholder and trustee meetings; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto to the Fund’s shareholders; premiums for the fidelity bond and any directors and officers/errors and omissions insurance; interest and taxes; certain diligence-related costs (see the section entitled “Brokerage, Allocation and Other Trading Practices - Certain diligence-related transaction costs” in this SAI); and any other ordinary or extraordinary expenses incurred in the course of the Fund’s business. The 12b-1 fees and shareholder servicing expenses relating to other share classes of the Funds will be directly allocated to that class.

Each Advisory Agreement will continue in effect as to the relevant Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated without penalty at any time on 60 days’ written notice, by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. Each Advisory Agreement terminates automatically in the event of its assignment.

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Each Advisory Agreement also provides that the Adviser shall not be liable to the Trust for any actions or omissions except for liability resulting from its gross negligence, willful misfeasance, bad faith, or from reckless disregard of its duties.

Advisory fees, fee waivers and expense reimbursements (recoupment) for the past three fiscal years were as follows:

Fiscal year ending March 31, 2018:	Gross Advisory Fee Accrued	Fee Waiver/Expense Reimbursement	Fees and/or Expenses Recouped by Adviser	Net Advisory Fee Paid

Total Return Bond Fund	$213,517,475	$0	$0	$213,517,475
Core Fixed Income Fund	$37,711,030	$(4,756,058)(1)	$0	$32,954,972
Low Duration Bond Fund	$18,072,009	$(246,867)(1)	$0	$17,825,142
Flexible Income Fund	$5,872,498	$(180,231)(1)	$333,665	$6,025,932
Shiller Enhanced CAPE®	$19,908,700	$(159,373)(1)	$0	$19,749,327

Fiscal year ending March 31, 2019:	Gross Advisory Fee Accrued	Fee Waiver/Expense Reimbursement	Fees and/or Expenses Recouped by Adviser	Net Advisory Fee Paid

Total Return Bond Fund	$196,085,400	$0	$0	$196,085,400
Core Fixed Income Fund	$42,668,606	$(5,603,520)(1)	$0	$37,065,086
Low Duration Bond Fund	$21,399,998	$(241,144)(1)	$0	$21,158,854
Flexible Income Fund	$7,861,503	$(313,867)(1)	$0	$7,547,636
Shiller Enhanced CAPE®	$24,472,832	$(346,543)(1)	$0	$24,126,289

Fiscal year ending March 31, 2020:	Gross Advisory Fee Accrued	Fee Waiver/Expense Reimbursement	Fees and/or Expenses Recouped by Adviser	Net Advisory Fee Paid

Total Return Bond Fund	$215,671,865	$(267,591)(1)	$0	$215,404,274
Core Fixed Income Fund	$49,736,338	$(7,093,767)(1)	$0	$42,642,571
Low Duration Bond Fund	$26,431,763	$(247,417)(1)	$(3)	$26,184,343
Flexible Income Fund	$8,866,577	$(505,948)(1)	$0	$8,360,629
Shiller Enhanced CAPE®	$33,207,861	$(395,489)(1)	$0	$32,812,372

(1)	Amount includes advisory fees waived with respect to investments in other investment vehicles sponsored by the Adviser and not subject to recoupment.

CODE OF ETHICS

Both the Trust and the Adviser have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act (the “Code of Ethics”). While the Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds, they also subject such personnel, other than Trustees of the Funds that are not interested persons of the Funds within the meaning of Section 2(a)(19) of the 1940 Act, to a number of procedures and prohibitions with respect to investment activities. These procedures include (1) reporting, including on a quarterly and annual basis, of accounts, position and transaction information, other than positions in certain securities that are excluded from the reporting requirements of Rule 17j-1(d); (2) pre-clearance of securities transactions other than transactions in certain excluded securities and other than certain exclusions based on de minimis trade sizes; and (3) a pre-approval requirement with respect to the purchase of any securities in a private placement, initial public offering or limited offering. The Code of Ethics also prohibits the investment by subject personnel in (1) any security on the Adviser’s list of restricted securities; (2) uncovered short sales; and (3) uncovered options. Additional restrictions and prohibitions also apply to certain investment personnel subject to the Code of Ethics, including portfolio managers. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

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PROXY VOTING POLICIES

The determination of how to vote proxies relating to a Fund’s portfolio securities is made by the Fund’s Adviser pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders. To assist DoubleLine in carrying out its proxy voting obligations, on behalf of the Adviser, DoubleLine Group LP has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as their proxy voting agent. Pursuant to an agreement with DoubleLine Group LP, Glass Lewis obtains proxy ballots with respect to securities held by a Fund, evaluates the individual facts and circumstances relating to any proposal, and generally votes on any such proposal in accordance with the guidelines set forth in Appendix B attached hereto (the “Guidelines”). In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to the Fund’s Adviser as to how to vote on such proposal, which the Adviser may accept or reject in accordance with the Proxy Policy. The Adviser’s personnel are responsible for managing the relationship with Glass Lewis and/or any other third-party proxy voting service provider and for overseeing its compliance with the Proxy Policy. The Adviser, in its discretion, may retain another third-party proxy voting service provider in addition to or in lieu of Glass Lewis.

In connection with exercising a voting or consent right on behalf of a Fund, the Fund’s Adviser will monitor for material conflicts of interest arising between the Adviser and the Fund in accordance with the Proxy Policy. If no conflict exists, the Adviser will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances in accordance with the Proxy Policy, as discussed above.

If a material conflict does exist, the Fund’s Adviser will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the guidelines included in the Proxy Policy; (ii) convening a Proxy Voting Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Voting Committee; (iv) voting (or not voting) in accordance with the instructions of the Fund’s Board of Trustees, or any committee thereof; or (v) not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations. In voting proxies, including those in which a material conflict may be determined to exist, the Fund’s Adviser may also consider the factors and guidelines included in its Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, a Fund’s Adviser may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where the Adviser determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proposals relating to non-U.S. issuers, the Adviser reserves the right to not vote on such a proposal unless it determines that the potential benefits of voting on such proposal exceed the expected cost to the relevant Fund.

The Adviser supervises and periodically reviews its proxy voting activities and implementation of the Proxy Policy. Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy are available by calling 877-DLine11 (877-354-6311).

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Except as noted below in the table, to the Trust’s knowledge, no persons own of record 5% or more of any class of shares of a Fund, and no person is reflected on the books and records of the Trust as owning beneficially 5% or more of the outstanding shares of any class of any Fund of the Trust as of July 1, 2020. A shareholder who beneficially owns 25% or more of a Fund is presumed to control that Fund and such shareholders will be able to affect the outcome of matters presented for a vote of that Fund’s shareholders. Persons controlling a Fund may be able to determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the Advisory Agreement with the Adviser. As of July 1, 2020, the Trustees and officers of the Trust, as a group, did not own more than 1% of the outstanding shares of any class of any Fund of the Trust. The Adviser or its related parties or other investment companies sponsored or managed by the Adviser may invest in certain of the Funds, and may at certain times own all, substantially all or a substantial portion of such Funds’ shares during the Funds’ start-up period, in which case such investors may be deemed to control the Funds. For a summary of the principal risks associated with other funds investing in the Funds or the principal risks of other potentially large investor positions, see “Risk Considerations — Affiliated Fund Risk” and “Risk Considerations — Large Shareholder Risk.”

Fund/Class	Shareholder Name & Address	% held as of July 1, 2020
Total Return Bond Fund – Class R6 Shares	Great-West Trust Company LLC TTEEF FBO Certain Retirement Plans 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	40.93%
	MAC & CO Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	24.97%
	Pentegra Trust Company c/o Pentegra Services Inc. Shelton, CT 06484	17.44%
Core Fixed Income Fund – Class R6 Shares	MAC & CO Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	98.04%
Low Duration Bond Fund – Class R6 Shares	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	93.04%
Flexible Income Fund – Class R6 Shares	DoubleLine Asset Management Co, LLC 333 S. Grand Ave., FL 18 Los Angeles, CA 90071-1504	100%
Shiller Enhanced CAPE® – Class R6 Shares	Great-West Trust Company LLC TTEEF FBO Certain Retirement Plans 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	42.99%
	DoubleLine Asset Management Co, LLC 333 S. Grand Ave., FL 18 Los Angeles, CA 90071-1504	35.54%

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Mid Atlantic Trust Company FBO Gentek Inc. 401(k) Profit Sharing Plan 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	14.67%
Xing Han Pasadena, CA 91107-1812	6.81%

PORTFOLIO MANAGEMENT

Portfolio Manager Compensation

DoubleLine Capital LP

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the success of their clients and the Adviser. Portfolio managers are generally compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the net income related to the business unit for which such portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of the Adviser, taking into account factors relevant to the portfolio manager’s contribution to the success of the Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

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Ownership of Securities and Other Managed Accounts

The following table sets forth certain information, as of March 31, 2020, regarding all of the accounts managed by the Funds’ portfolio managers. Total assets in the tables are in millions. Certain portfolio managers may invest in their investment strategies through investment vehicles other than the Funds, including through other DoubleLine Funds in the Trust as indicated below.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)
Jeffrey E. Gundlach	37	$97,482.3 (1)	18	$8,136.0	73	$25,807.4
Luz M. Padilla	11	$11,704.2 (2)	2	$2,211.1	5	$2,113.0
Jeffrey J. Sherman	25	$38,322.6 (3)	8	$2,703.4	18	$10,231.2
Robert Cohen	6	$9,628.1 (4)	8	$3,985.0	3	$1,442.0
Andrew Hsu	7	$55,429.2 (5)	6	$2,792.1	20	$5,972.3
Ken Shinoda	2	$232.5 (6)	4	$2,759.7	14	$967.1

	Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)
Jeffrey E. Gundlach	0	$0	2	$2,229.7	2	$1,008.9
Luz M. Padilla	0	$0	1	$2,106.6	1	$569.0
Jeffrey J. Sherman	0	$0	0	$0	0	$0
Robert Cohen	0	$0	7	$3,880.5	0	$0
Andrew Hsu	0	$0	0	$0	0	$0
Ken Shinoda	0	$0	2	$2,660.9	0	$0

(1)

Mr. Gundlach manages the Total Return Bond Fund with total assets of $51,414,090,173, the Core Fixed Income Fund with total assets of $11,611,207,137, Shiller Enhanced CAPE® with total assets of $5,929,243,212, the Flexible Income Fund with total assets of $1,108,291,815, and the Low Duration Bond Fund with total assets of $6,815,431,677.

(2)	Ms. Padilla manages the Low Duration Bond Fund with total assets of $6,815,431,677.
(3)

Mr. Sherman manages Shiller Enhanced CAPE® with total assets of $5,929,243,212, the Core Fixed Income Fund with total assets of $11,611,207,137, the Flexible Income Fund with total assets of $1,108,291,815 and the Low Duration Bond Fund with total assets of $6,815,431,677.

(4)	Mr. Cohen manages the Low Duration Bond Fund with total assets of $6,815,431,677.
(5)	Mr. Hsu manages the Total Return Bond Fundwith total assets of $51,414,090,173 and a registered investment company whose shares are offered on a limited basis and through separate offering materials.
(6)

Effective July 31, 2020, Mr. Shinoda manages the Total Return Bond Fund with total assets of $51,414,090,173 and a registered investment company whose shares are offered on a limited basis and through separate offering materials.

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The following tables set forth the dollar range of securities of the Funds owned by each portfolio manager of the Funds as of March 31, 2020:

Fund Name	Portfolio Manager
	Jeffrey E. Gundlach	Luz M. Padilla	Jeffrey J. Sherman	Robert Cohen	Andrew Hsu	Ken Shinoda(1)
Total Return Bond Fund	Over $1,000,000	$100,001- $500,000	$100,001- $500,000	$10,001- $50,000	$10,001- $50,000	$50,001 - $100,000
Core Fixed Income Fund	Over $1,000,000	$100,001- $500,000	$100,001- $500,000	None	None	None
Low Duration Bond Fund	None	None	$100,001- $500,000	$100,001- $500,000	None	None
Flexible Income Fund	None	None	None	None	None	None
Shiller Enhanced CAPE®	None	None	$100,001- $500,000	$100,001- $500,000	$10,001- $50,000	$10,001 - $50,000

(1)	Effective July 31, 2020, Mr. Shinoda manages the Total Return Bond Fund.

Conflicts

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, be managed (benchmarked) against the same index that a portfolio investment of a Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for a Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between a Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

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Investors in a Fund may also be advisory clients of the Adviser or a Fund may invest in a product managed or sponsored or otherwise affiliated with the Adviser. Accordingly, the Adviser may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Fund, may render advice to a Fund that provides a direct or indirect benefit to the Adviser or a related party of the Adviser or may manage or advise a product in which the Fund is invested in such a way that would not be beneficial to the Fund. For example, the Adviser may advise a client who has invested in the Fund to redeem its investment in the Fund, which may cause the Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so. The Adviser could also, for example, make decisions with respect to a structured product managed or sponsored by the Adviser in a manner that could have adverse effects on investors in the product, including, potentially, a Fund. The Adviser currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of certain of the Funds, to another investment advisor which itself makes that advice available to a number of unaffiliated registered representatives, who then may provide identical or similar recommendations to their clients.

Related parties of the Adviser may provide initial funding to or otherwise invest in a Fund. The Adviser would face a conflict if an account it advises is invested in a Fund and that account’s interests diverge from those of the Fund. When a related party provides “seed capital” or other capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in that Fund. The timing of a redemption by a related party could benefit the related party. For example, the related party may choose to redeem its shares at a time when the Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by a related party, is that investors remaining in the Fund will bear a proportionately higher share of Fund expenses following the redemption.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its related parties engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its related parties may engage in activities where the interests of certain divisions of the Adviser and its related parties or the interests of their clients may conflict with the interests of the shareholders of a Fund.

Potential conflicts may be inherent in the Adviser’s use of multiple strategies. For example, conflicts will arise in cases where different clients (for purposes of this discussion, references to a “client” should be read to include potentially one or more Funds potentially as well as potentially other client accounts, including those in which the Adviser or its related persons and employees may have interests), invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own securities or obligations of an issuer and other clients of the Adviser, may own or seek to acquire different securities of the same issuer. For example, a Fund may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients of the Adviser have an equity investment, or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client.

The Adviser may also, for example, direct a client to invest in a tranche of a structured finance vehicle, such as an MBS, CLO or CDO, where the Adviser is also, at the same or different time, directing another client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. The Adviser may also cause a client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other clients may have an interest, potentially in a manner that will have an adverse effect on the other clients. There may also be conflicts where, for example, a client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other clients or by an entity, such as a structured finance vehicle, in which other clients have an interest.

In each of the situations described above, the Adviser may take actions with respect to the assets held by one client that are adverse to the interests of other clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, the Adviser may find that the interests of a client and the interests of one or more other clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, reorganizations, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or change the terms of any workout) may result in conflicts of interest.

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Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. The Adviser may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of a mortgage-backed security that is subordinated to the investment held by other clients. In some cases the Adviser may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on the Adviser, or may sell investments for certain clients (in each case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold). Foregone investment opportunities or actions may adversely affect the performance of a client’s account if similarly attractive opportunities are not available or cannot be identified. In other cases, the Adviser may not refrain from taking actions or making investments on behalf of certain clients that have the potential to disadvantage other clients. In addition, the Adviser may take actions or refrain from taking actions in order to mitigate legal risks to the Adviser or its affiliates or its clients even if disadvantageous to a client. Moreover, a client may invest in a transaction in which one or more other clients are expected to participate, or already have made or will seek to make, an investment.

Possible Future Activities. The Adviser and its related parties may expand the range of services that it provides over time. Except as provided herein, the Adviser and its related parties will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its related parties have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by a Fund. These clients may themselves represent appropriate investment opportunities for a Fund or may compete with a Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and performance fee based accounts on a fair and equitable basis over time.

Joint Insurance Policies. The Funds have entered into (and paid a portion of the premiums of) a joint errors and omissions/trustees and officers insurance policy with the Adviser and certain private funds advised by the Adviser. Participation in the joint policy could potentially limit the recovery of a Fund as a result of, among other reasons, claims by other insureds (such as the Adviser or a private fund) exhausting the available coverage. Such arrangements are reviewed annually by the Board. The Adviser may engage an independent third party to assess the allocation of the portions of the premiums paid by the Funds and the Adviser. Any such expenses borne by the Funds are indirectly borne by the Fund’s shareholders.

Marketability of the Funds. Certain investments a Fund may make, such as those tied or related to well-known indices or indices sponsored by financial institutions involved in the distribution of mutual funds generally, may enhance the marketability and distribution of a Fund’s shares or encourage certain financial institutions to market or promote the Fund’s shares, potentially benefitting the Adviser because its advisory fee is based on assets under management. The Adviser has a duty to disregard its own interest in selecting investments on behalf of a Fund and does not consider fund marketing or distribution considerations in its investment selection process.

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DISTRIBUTION OF TRUST SHARES

Quasar Distributors, LLC (“Distributor”) 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 serves as the nonexclusive distributor of each class of the Funds’ shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust which is subject to approval by the Board. The Distributor has agreed to sell shares of the Funds on a best efforts basis as agent for each Fund upon the terms and at the current offering price (plus sales charge, if any) described in the Funds’ Prospectus. The Trust’s Distribution Agreement is terminable without penalty, on not less than 60 days’ notice, by the Trust’s Board of Trustees, by vote of holders of a majority of the Trust’s shares, or by the Distributor. The Distributor receives no compensation from the Trust except payments pursuant to the Trust’s amended and restated distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”) and to which Class R6 shares do not participate.

The Funds intend to make a continuous offering of their Class R6 shares.

The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such class of shares of the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

For shares classes other than Class R6 shares, the Funds have adopted a Distribution Plan under which a Fund may make payments and bear expenses related to the distribution of the Fund’s shares. The Distribution Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on Class A and Class N shares and 1.00% on Class C shares. (At least 0.25% of the amount paid under the Distribution Plan in respect of Class C shares is intended to provide compensation for shareholder servicing.) Payments will be made to firms that are members of FINRA and other financial intermediaries for distribution and related services. Payments made pursuant to the Distribution Plan may be paid, either directly or through the Distributor, to various entities, including, potentially, certain DoubleLine affiliates. Services which a firm will provide may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about the Funds; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class A shares, Class C shares, and Class N shares; and assisting investors in completing application forms and selecting dividend and other account options. Because fees paid under the Distribution Plan are paid out of the relevant Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other sales charges. Since compensation under the Distribution Plan is not directly tied to the expenses incurred by the Distributor, the compensation received by it from the amounts collected under the Distribution Plan during any fiscal year may be more or less than its actual expenses and may result in a profit to the Distributor.

The Distribution Plan provides that it may not be amended to increase materially the costs which Class A, Class C and Class N shareholders may bear under the Distribution Plan without the approval of a majority of the outstanding voting securities of the respective class and by vote of a majority of both (i) the Board of Trustees, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related agreements.

The Distribution Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Trustees, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related agreements.

Each Fund may make payments under the Distribution Plan in respect of a class of shares of the Fund when shares of that class are not available for purchase.

The Distributor, the Adviser, and/or the Funds may enter into distribution arrangements with financial intermediaries from time to time. Although the Adviser may use financial intermediaries that sell Fund shares to execute portfolio transactions for the Funds, the Adviser will not consider the sale of Fund shares as a factor when choosing financial intermediaries to execute those portfolio transactions.

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The tables below show the amount of 12b-1 fees incurred and the principal types of activities for which such payments were made in respect of the applicable classes of the Funds, for the fiscal period ended March 31, 2020.

Fund – Class	12b-1 fees incurred

Total Return Bond Fund – Class N	$17,684,802
Core Fixed Income Fund – Class N	$2,049,602
Low Duration Bond Fund – Class N	$3,955,600
Flexible Income Fund – Class N	$644,333
Shiller Enhanced CAPE® – Class N	$3,790,777

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses

Total Return Bond Fund – Class N	$0	$0	$133,538	$17,551,264	$0	$0
Core Fixed Income Fund – Class N	$0	$0	$41,631	$2,007,971	$0	$0
Low Duration Bond Fund – Class N	$0	$0	$18,385	$3,937,215	$0	$0
Flexible Income Fund – Class N	$0	$0	$5,148	$639,185	$0	$0
Shiller Enhanced CAPE® – Class N	$0	$0	$0	$3,790,777	$0	$0

SHAREHOLDER SERVICING ARRANGEMENTS

Class R6 shares are only available to Class R6 eligible plans (as described below) and, in certain other limited circumstances described below, to other eligible investors. In addition, Class R6 shares may also be purchased directly from a Fund’s transfer agent by a Class R6 eligible plan if such shares are held in an omnibus account opened in the plan’s name directly with the Fund’s transfer agent. Class R6 eligible plans include only those plans who hold shares through a plan level or omnibus account and who do not require (or whose financial intermediaries do not require) the Funds to provide administrative, recordkeeping or similar services in respect of plan investors or other beneficial shareholders (or any compensation in respect of such services provided by others). Moreover, the Funds do not impose shareholder service fees on Class R6 shares.

Your financial intermediary or plan may charge you separately for its shareholder services. The fees charged by such financial intermediaries may differ from those that would apply to transactions effected through a Fund’s transfer agent. Please consult a representative of your financial intermediary or plan for further information.

Other than for Class R6 shares, the Distributor and/or the Adviser may make payments to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services to clients, plan participants and others (collectively, “Clients”) on whose behalf they maintain accounts in which shares of a Fund are held (“Services Payments”). See “Payments to Financial Intermediaries” in the Prospectus for more information.

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Other than for Class R6 shares, the Distributor, the Adviser, and/or the Funds may enter into servicing arrangements with financial intermediaries from time to time. The table below shows the amount of Services Payments paid by each Fund on behalf of its share classes other than Class R6 shares, for the fiscal period ended March 31, 2020. The below amounts do not include payments made to financial intermediaries for such services made by the Adviser out of its own assets, including for the purpose of limiting the amount of fees the Funds bear for the services described above.

Fund	Services Payments Paid by Funds

Total Return Bond Fund	$27,837,600
Core Fixed Income Fund	$3,817,225
Low Duration Bond Fund	$2,312,895
Flexible Income Fund	$670,407
Shiller Enhanced CAPE®	$4,029,460

PAYMENTS BY THE ADVISER

The Funds, the distributor, the Adviser and their affiliates do not make payments to financial intermediaries that require compensation based on the intermediaries’ assets invested in Class R6 shares.

Other than with respect to Class R6 shares, the Adviser may make payments, at its own expense and out of its own revenues, in connection with the sale and distribution of the shares of the Funds it advises or for services to the Funds and their shareholders. The Adviser has also agreed to compensate certain intermediaries a fixed amount per year as part of the Adviser’s participation in the intermediaries’ select program, which offers, among other things, access to investor forums, consultation services, new distribution platforms, intermediary client events and other promotional opportunities. Such payments are in addition to any Service Payments or Distribution Plan amounts paid to FINRA member firms or to other intermediaries. Additional information regarding these payments is included in the Multi-class Prospectus under the title “Payments to Financial Intermediaries.”

Other than with respect to Class R6 shares, each of the intermediaries listed below either received payments as of June 30, 2020 or have entered into contractual arrangements since that date to receive such payments.

Firm
ADP Broker-Dealer, Inc.
Advisor Group, Inc.
American Enterprise Investment Services, Inc.
Ascensus, Inc.
AssetMark Trust Company
Benefit Plan Administration Services, Inc.
BNY Mellon N.A.
Charles Schwab & Company Inc.
Fidelity Brokerage Services LLC
Fidelity Investments Institutional Operations Company, Inc.
Goldman, Sachs & Co.
GWFS Equities Inc.
John Hancock Life Insurance Company (U.S.A.)
John Hancock Life Insurance Company of New York
John Hancock Trust Company, LLC
JP Morgan Securities LLC
Lincoln Retirement Services LLC
LPL Financial LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
Mid Atlantic Capital Corp.
Mid Atlantic Clearing & Settlement Corp
Morgan Stanley Smith Barney LLC
MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC
National Financial Services LLC
Nationwide Financial Services, Inc.

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Pershing LLC
PFPC Inc.
Principal Life Insurance Company
Prudential Insurance Company of America
Raymond James & Associates, Inc.
RBC Capital Markets Corp.
Reliance Trust Company
Royal Alliance Associates Inc.
SagePoint Financial Inc.
Securities America, Inc.
T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade Clearing Inc.
TD Ameritrade Trust Company
Teachers Insurance and Annuity Association of America (TIAA)
Triad Advisors, LLC
U.S. Bank, National Association
UBS Financial Services Inc.
VALIC Retirement Services Company
Vanguard Group
Vanguard Marketing Corporation
Voya Financial Advisors, Inc.
Voya Institutional Plan Services, LLC
Voya Retirement Insurance and Annuity Company
Wells Fargo Clearing Services, LLC
Woodbury Financial Services Inc.

In addition to member firms of FINRA, payments may also be made to their selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators.

ADMINISTRATION AGREEMENTS

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the administrator of the Trust pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Under the Administration Agreement, the Administrator receives a combined fee from the Funds as part of a bundled-fees agreement for services performed as Administrator, fund accountant, and custodian. The Administrator provides certain accounting and administrative services to the Trust, including, among other things, fund accounting; calculation of the daily NAV of each Fund; monitoring the Trust’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust’s Form N-CEN.

For the fiscal years ended March 31, 2018, March 31, 2019, and March 31, 2020, the Funds paid the Administrator the following:

Fund Administration/Accounting Services	Fees Paid
	2018	2019	2020
Total Return Bond Fund	$7,403,045	$6,534,786	$6,775,760
Core Fixed Income Fund	$1,569,507	$1,778,015	$1,923,175
Low Duration Bond Fund	$875,491	$1,019,713	$1,132,622
Flexible Income Fund	$374,898	$460,812	$454,447
Shiller Enhanced CAPE®	$871,632	$992,441	$1,211,884

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CONVERSION OF SHARES BETWEEN CLASSES

From time to time, a Fund may permit the conversion of shares of one class to another share class. In effecting a conversion, a Fund may require that the value of shares so converted meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in the applicable state of residence, those shares are otherwise available for offer and sale, and such other terms and conditions as a Fund may determine to require. From time to time, the Distributor may enter into agreements with financial intermediaries to allow them to institute, for their clients, such conversions between share classes of a Fund provided that Fund-specified requirements are met. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund conversion may be subject to higher or lower total expenses following such conversion. Not all DoubleLine Funds may offer all classes of shares or may be open to new investors. Shareholders should consult their tax advisers as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. DoubleLine Funds also reserve the right to refuse any or all requests for conversion. A conversion of shares between classes is exempt from the trading limits described in the Prospectus.

HOW TO BUY AND REDEEM SHARES

Class R6 shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this SAI. For more information on how to purchase and redeem other shares classes of the Funds, consult the Multi-class Prospectus.

Class R6 shares of the Funds are offered to authorized dealers, brokers, or other service providers (“financial intermediaries”) who have an agreement with the Funds’ distributor to make Class R6 shares available to their clients who are Class R6 eligible plans (as defined below) and, in certain other limited circumstances described below, to other eligible investors. In addition, Class R6 shares may also be purchased directly from a Fund’s transfer agent by a Class R6 eligible plan if such shares are held in an omnibus account opened in the plan’s name directly with a Fund’s transfer agent. Class R6 eligible plans include only those types of plans listed below and who hold shares through a plan level or omnibus account and who do not require (or whose financial intermediaries do not require) the Funds to provide administrative, recordkeeping or similar services in respect of plan investors or other beneficial shareholders (or any compensation in respect of such services provided by others):

•

qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft-Hartley multi-employer pension plans);

•	403(b) plans and tax-sheltered annuity plans;
•	457 plans, including 457(a) governmental entity plans and tax-exempt plans;
•	nonqualified deferred compensation plans, including rabbi trusts and similar arrangements;
•	funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) plans, and Other Post-Employment (OPEB) plans).

Class R6 shares are not available to Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans. While Class R6 shares are generally only available to Class R6 eligible plans, Class R6 shares may be available to certain non-retirement accounts through fee-based platforms that have entered into an agreement with a Fund’s distributor that makes Class R6 shares available for investment through those platforms. In addition, Fund trustees and other individuals who are affiliated with the Funds and/or other DoubleLine Funds may purchase Class R6 shares.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Funds. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees, some or all of which may be paid or reimbursed by the Funds. See “Payments to Financial Intermediaries” in the Prospectus.

Purchases Through Broker-Dealers and Financial Intermediaries

Shares of the Funds may be purchased and redeemed through certain broker-dealers and financial intermediaries. If purchases and redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Distributor, the broker-dealer may in its discretion, charge a fee for that service.

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PURCHASES IN KIND

Each Fund may, at the sole discretion of the Fund’s Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must (1) meet the investment objective and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange or meet other applicable regulatory standards.

DISTRIBUTIONS IN KIND

If a Fund’s Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the Fund may pay, consistent with applicable law, any portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of those securities.

The Trust has filed an election under Rule 18f-1 under the 1940 Act committing each of the Funds to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period.

DISTRIBUTIONS AND TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. It does not address special tax rules applicable to certain classes of investors, such as investors holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or IRAs), tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax adviser for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in a Fund.

Taxation of the Funds.

Each Fund has elected (or if a new Fund, intends to elect) to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the close of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that a Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than

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90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. MLPs, if any, in which a Fund invests generally will qualify as qualified publicly traded partnerships.

Gains from foreign currencies (including foreign currency futures and foreign currency forward contracts) currently constitute “qualifying income” for purposes of the 90% test described in (a) above. However, the U.S. Treasury has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of qualifying income a Fund’s foreign currency gains to the extent that such income is not directly related to a Fund’s principal business of investing in stock or securities. This could adversely affect the qualification of a Fund as a RIC.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by a Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

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If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, a Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

A Fund will be a personal holding company for U.S. federal income tax purposes if 50% or more of the Fund’s shares are owned, at any time during the last half of the Fund’s taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. If a Fund were a personal holding company, the Fund would be subject to a tax of 20% on all its investment income and on any net short-term gains not distributed to shareholders on or before the fifteenth day of the fourth month following the close of the Fund’s taxable year. In addition, a Fund’s status as a personal holding company may limit the ability of the Fund to pay dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the taxable year and would prevent the Fund from using tax equalization (as described below), which may result in the Fund paying a Fund-level income tax. A Fund that could be a personal holding company will seek to distribute all of its income and gain in a timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that it will be successful in doing so each year.

Under current law, a RIC generally is permitted on its tax return to treat as a dividend the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro rata share of the RIC’s accumulated earnings and profits. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Fund is required to distribute as dividends to non-redeeming shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, and the amount of any undistributed income will be reflected in the value of the Fund’s shares. The total return on a shareholder’s investment will not be reduced as a result of using tax equalization. Tax equalization is not available to a RIC that is a personal holding company for federal income tax purposes.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than by how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by a Fund to its shareholders as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

In general, distributions of investment income reported by a Fund to its shareholders as derived from qualified dividend income are taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend

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will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by a Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of a Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares of a Fund.

A dividend paid to shareholders by a Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

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Distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of a Fund’s shares below the shareholder’s cost basis in those shares. As described above, each Fund is required to distribute realized income and gains regardless of whether the Fund’s NAV also reflects unrealized losses.

Tax Implications of Certain Fund Investments.

Commodity-Related Investments. A Fund’s use of commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments and from direct investments, if any, in commodities do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does cure such failure by paying a tax at the Fund level.

As discussed below under “Investment in a Wholly-Owned Subsidiary,” a Fund may invest in commodities and commodity-related instruments through a wholly-owned subsidiary. It is expected that all of a Fund’s non-U.S. subsidiary’s income will be subpart F income currently included in a Fund’s income as ordinary income for federal income tax purposes (such income inclusions, “subpart F inclusions”). Under Treasury regulations, subpart F inclusions included in a Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies. Investment in a Wholly-Owned Subsidiary. A Fund may organize and invest in one or more wholly-owned subsidiaries in order to achieve optimal exposure to certain asset classes, including commodities and commodity-linked instruments, without violating the 90% gross income requirement applicable to RICs, as described above. Each such non-U.S. subsidiary will be treated as a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes. A Fund that owns such a subsidiary generally will be required each year to include in gross income all of the CFC’s subpart F income for the CFC’s taxable year ending within the Fund’s taxable year, whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, original issue discount (“OID”), dividends, net gains from transactions in commodity-linked derivatives and from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by the CFC during a tax year do not flow through to a Fund and thus will not be available to offset the Fund’s other income or capital gains. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. If a Fund were to recognize subpart F income in excess of actual distributions from a CFC in a particular year, it may be required to liquidate other investments in order to satisfy its distribution requirements.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the OID is treated as interest income and is included in a Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its revised issue price) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the accrued market discount on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in a Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or

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disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, acquisition discount (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of obligations or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-risk or Defaulted Debt Obligations. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation; when a Fund may cease to accrue interest, OID or market discount; when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Qualified REIT dividends. Pursuant to proposed regulations on which a Fund may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period

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beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Distributions of income or gain attributable to derivatives with respect to REIT securities, including swaps, will not constitute qualified REIT dividends and will not be eligible for such deduction.

Mortgage-Related Securities. The Funds may invest, including through investments in REITs or other pass-through entities, in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for certain tax-exempt investors, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. A Fund’s investments that are treated as equity investments for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of this tax. For example, a Fund may elect to treat a PFIC as a qualified electing fund (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings to the market as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

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Tax Credit Bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or before December 31, 2017, on one or more applicable dates during a taxable year, it is possible that a Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to a Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Fund is eligible to pass through such tax credits to shareholders, a Fund may choose not to do so.

Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a Fund transfers or otherwise terminates the option (for example, through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, a Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by a Fund minus (b) a Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, a Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by a Fund is greater or less than the amount paid by a Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, a Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls which generally, are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. The straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are marked to market with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (for example, forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (for example, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, the tax rules applicable to derivatives are in many cases uncertain under current law. An adverse determination, future guidance by the IRS or Treasury regulations, in each case with potentially retroactive effect, might bear adversely on a Fund’s satisfaction of the distribution or other requirements to maintain its qualification as a RIC and avoid a Fund-level tax.

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Exchange-Traded Notes. The tax rules are uncertain with respect to the treatment, including timing, of income or gains arising in respect of ETNs. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect a Fund’s ability to satisfy the requirements for qualifying for treatment as a RIC and to avoid a Fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. A Fund’s investments in shares of another mutual fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report to its shareholders a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC. If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets were to consist of interests in other RICs, the Fund would be a qualified fund of funds. In that case, the Fund would be permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by an underlying fund in which it invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund would be eligible to claim a tax credit or deduction for such taxes. However, even if the Fund were to qualify to make such election for any year, it may determine not to do so. See “Foreign Taxation” below for more information. Additionally, if a Fund were a qualified fund of funds, the Fund would be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. The Funds do not expect to be able to distribute exempt-interest dividends under any other circumstances. Furthermore, even if a Fund were eligible to report any distributions as exempt-interest dividends, it provides no assurance that it would do so.

If a Fund were to own 20% or more of the voting interests of an underlying RIC, subject to a safe harbor in respect of certain fund of funds arrangements, the Fund would be required to “look through” the underlying RIC to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying RIC’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.

Backup Withholding.

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

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Tax-Exempt Shareholders.

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this blocking effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by a Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Sale, Exchange or Redemption of Shares.

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Tax Shelter Reporting Regulations.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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Foreign Taxation.

Income, proceeds and gains received by a Fund (or underlying RICs in which a Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which would decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. This will decrease the Fund’s yield on securities subject to such taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to pass through to shareholders foreign income taxes that it pays. If this election is made, shareholders will be required to include their share of those taxes in gross income as a distribution from the Fund and generally will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on their federal U.S. income tax return, subject to certain limitations. If a Fund were a qualified fund of funds, it would be permitted to elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Investments in Other RICs” above). Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

Foreign Shareholders.

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends (3) interest-related dividends, each as defined and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (though such exempt interest dividends may be subject to backup withholding).

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in another underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as are eligible, to be treated as short-term capital gain or interest-related dividends, but is not required to do so. In the case of shares held through an intermediary, the intermediary is permitted to withhold even if a Fund reports all or a portion of a payment as a short-term capital gain or an interest-related dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of U.S. real property interests (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

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Subject to certain exceptions (for example, for a fund that is a “United States real property holding corporation” as described below), a Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated earnings and profits for the applicable taxable year) when paid to its foreign shareholders.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from a Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a U.S. real property holding corporation (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years (a “former USRPHC”). A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Moreover, if the Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated earnings and profits for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.

If a Fund were a QIE, under a special “look-through” rule, any distributions by a Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholder and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (for example, as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

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Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their financial interest in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax adviser, or if holding shares through an intermediary, their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations.

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

SHARES AND VOTING RIGHTS

Shares of each class of a Fund represent an equal proportionate share in the assets, liabilities, income and expenses of that class of the Fund. All shares issued will be fully paid and non-assessable and will have no preemptive rights. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. As a Delaware statutory trust, the Trust is not required to hold an annual shareholder meeting in any year in which the selection of trustees is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operations of a Fund and for the election of trustees under certain circumstances. Any Trustees of the Trust may be removed with or without cause at any meeting of the shareholders of the Trust by a vote of shareholders owning at least a majority of the outstanding shares or by written instrument, signed by a majority of the number of Trustees prior to such removal. There shall be no cumulative voting in the election of Trustees. Generally, all shareholders of a Fund will vote together with all other shareholders of the Funds in the Trust and with all shareholders of all other funds that the Trust may form in the future on all matters affecting the Trust, including the election or removal of trustees, except when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more Funds or classes of shares materially differently, shares will be voted by an individual Fund or class; and when the Trustees have determined that the matter affects only the interests of one or more Funds or classes, only shareholders of such Funds or classes shall be entitled to vote.

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TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, serves as transfer agent for the Trust.

CUSTODIAN

U.S. Bank National Association (the “Custodian”), 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Funds and is responsible for maintaining custody of each Fund’s cash and investments. Pursuant to the terms of the Custody Agreement between the Trust and the Custodian, the Custodian may delegate certain of its responsibilities, including its responsibility to establish and maintain arrangements with foreign custodians, to a sub-custodian. Subject to its oversight, the Custodian has delegated to Bank of New York Mellon primary responsibility to review, establish, and monitor the Funds’ foreign custody arrangements. Certain brokers may be engaged as futures commission merchants by the Funds from time to time and could be deemed to have custody over a Fund’s assets.

LEGAL COUNSEL

Ropes & Gray LLP, 800 Boylston Street, Boston, Massachusetts 02199, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 601 S. Figueroa Street, Suite 900, Los Angeles, CA, 90017, the independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Funds. The selection of the independent registered public accounting firm is approved annually by the Board of Trustees.

The audited financial statements of each of the Funds within each Fund’s report to shareholders for the fiscal period ended March 31, 2020, the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s annual report to shareholders, which was filed with the SEC on Form N-CSR on May  29, 2020 (Accession Number: 0001193125-20-155919).

DISCLAIMERS

Shiller Barclays CAPE® Index Disclaimers

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer, sponsor or promoter of Shiller Enhanced CAPE® (in this paragraph, the “Fund”) and Barclays has no responsibilities, obligations or duties to investors in the Funds. The Shiller Barclays CAPE® US Sector TR USD Index (the “Index”) consists of the trademark of Barclays Bank PLC and trademark owned by or licensed to RSBB-I, LLC and Barclays Bank PLC and that are licensed for use by DoubleLine Funds Trust as the Issuer of the Fund. Barclays’ only relationship with the Issuer in respect of the Index is the licensing of this trademark and the Index which is determined, composed and calculated by Barclays without regard to the Issuer or the Fund or the owners of the Fund. Additionally, DoubleLine Capital LP may for the Fund execute transaction(s) with Barclays in or relating to the Index in connection with which investors of one of the Fund acquire shares of the Fund from DoubleLine Funds Trust and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Fund. The Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Fund’s names or the Index with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the Fund or any other third party into consideration in determining, composing or calculating the Index. Barclays has no obligation or liability in connection with administration, marketing or trading of the Fund. The licensing agreement between DoubleLine Funds Trust and Barclays is solely for the benefit of the Fund and Barclays and not for the benefit of the owners of the Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE USE OF THE SHILLER ENHANCED CAPE® NAME, OR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO

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BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO SHILLER ENHANCED CAPE® NAME, THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SHILLER ENHANCED CAPE®.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

THE SHILLER BARCLAYS CAPE® US INDEX FAMILY HAS BEEN DEVELOPED IN PART BY RSBB-I, LLC, THE RESEARCH PRINCIPAL OF WHICH IS ROBERT J. SHILLER. RSBB-I, LLC IS NOT AN INVESTMENT ADVISER AND DOES NOT GUARANTEE THE ACCURACY AND COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US INDEX FAMILY OR ANY DATA OR METHODOLOGY EITHER INCLUDED THEREIN OR UPON WHICH THEY ARE BASED. RSBB-I, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS

THEREIN AND MAKES NO WARRANTIES EXPRESSED OR IMPLIED, AS TO THE PERFORMANCE OR RESULTS EXPERIENCED BY ANY PARTY FROM THE USE OF ANY INFORMATION INCLUDED THEREIN OR UPON WHICH IT IS BASED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, AND SHALL NOT BE LIABLE FOR ANY CLAIMS OR LOSSES OF ANY NATURE IN CONNECTION WITH THE USE OF SUCH INFORMATION, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE OR CONSEQUENTIAL DAMAGES EVEN IF RSBB-I, LLC IS ADVISED OF THE POSSIBILITY OF SAME.

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APPENDIX A

DESCRIPTION OF S&P GLOBAL RATINGS (“S&P”) AND MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) RATINGS

S&P

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that a rating has not been assigned or is no longer assigned.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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Moody’s

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

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APPENDIX B

Proxy Voting Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For trustee nominees in uncontested elections
•	For management nominees in contested elections
•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees
•	For changing the company name
•	For approving other business
•	For adjourning the meeting
•	For technical amendments to the charter and/or bylaws
•	For approving financial statements

Capital Structure

•	For increasing authorized common stock
•	For decreasing authorized common stock
•	For amending authorized common stock
•	For the issuance of common stock, except against if the issued common stock has superior voting rights
•	For approving the issuance or exercise of stock warrants
•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For decreasing authorized preferred stock
•	For canceling a class or series of preferred stock
•	For amending preferred stock
•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders
•	For eliminating preemptive rights
•	For creating or restoring preemptive rights
•	Against authorizing dual or multiple classes of common stock
•	For eliminating authorized dual or multiple classes of common stock
•	For amending authorized dual or multiple classes of common stock
•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights
•	For a stock repurchase program
•	For a stock split
•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company
•	For recapitalization
•	For restructuring the company
•	For bankruptcy restructurings
•	For liquidations
•	For reincorporating in a different state
•	For spinning off certain company operations or divisions
•	For the sale of assets
•	Against eliminating cumulative voting
•	For adopting cumulative voting

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Board of Trustees

•	For limiting the liability of trustees
•	For setting the board size
•	For allowing the trustees to fill vacancies on the board without shareholder approval
•	Against giving the board the authority to set the size of the board as needed without shareholder approval
•	For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause
•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights
•	For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board
•	Against amending a classified board
•	For repealing a classified board
•	Against ratifying or adopting a shareholder rights plan (poison pill)
•	Against redeeming a shareholder rights plan (poison pill)
•	Against eliminating shareholders’ right to call a special meeting
•	Against limiting shareholders’ right to call a special meeting
•	For restoring shareholders’ right to call a special meeting
•	Against eliminating shareholders’ right to act by written consent
•	Against limiting shareholders’ right to act by written consent
•	For restoring shareholders’ right to act by written consent
•	Against establishing a supermajority vote provision to approve a merger or other business combination
•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction
•	For eliminating a supermajority vote provision to approve a merger or other business combination
•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid
•	Against establishing a fair price provision
•	Against amending a fair price provision
•	For repealing a fair price provision
•	For limiting the payment of greenmail
•	Against adopting advance notice requirements
•	For opting out of a state takeover statutory provision
•	Against opt into a state takeover statutory provision

Compensation

•

For adopting a stock incentive plan for employees, except if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•	For amending a stock incentive plan for employees, except if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•

For adding shares to a stock incentive plan for employees, except if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•	For limiting per-employee option awards
•	For extending the term of a stock incentive plan for employees
•

For adopting a stock incentive plan for non-employee trustees, except if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For amending a stock incentive plan for non-employee trustees, except if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

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•

For adding shares to a stock incentive plan for non-employee trustees, except if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•

For adopting a stock award plan, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements
•

For adding shares to a stock award plan, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting a stock award plan for non-employee trustees, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee trustees, except if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.
•

For adding shares to a stock award plan for non-employee trustees, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan
•	For adopting a savings plan
•	For granting a one-time stock option or stock award, except if the plan dilution is more than 5% of the outstanding common equity
•	For adopting a deferred compensation plan
•	For approving a long-term bonus plan
•	For approving an employment agreement or contract
•	For amending a deferred compensation plan
•	For amending an annual bonus plan
•	For reapproving a stock option plan or bonus plan for purposes of OBRA
•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors
•	Against requiring the auditors to attend the annual meeting
•	Against limiting consulting by auditors
•	Against requiring the rotation of auditors
•	Against restoring preemptive rights
•	For asking the company to study sales, spin-offs, or other strategic alternatives
•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•	Against eliminating the company’s discretion to vote unmarked proxy ballots.
•	For providing equal access to the proxy materials for shareholders
•	Against requiring a majority vote to elect trustees

•	Against requiring the improvement of annual meeting reports
•	Against changing the annual meeting location
•	Against changing the annual meeting date
•	Against asking the board to include more women and minorities as trustees.
•	Against seeking to increase board independence
•	Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy
•	Against requiring minimum stock ownership by trustees

144

•	Against providing for union or employee representatives on the board of trustees
•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For creating a nominating committee of the board
•	Against urging the creation of a shareholder committee
•	Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees
•	Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees
•	For adopting cumulative voting
•	Against requiring trustees to place a statement of candidacy in the proxy statement
•	Against requiring the nomination of two trustee candidates for each open board seat
•	Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect
•	For repealing a classified board
•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
•	Against repealing fair price provisions
•	For restoring shareholders’ right to call a special meeting
•	For restoring shareholders’ right to act by written consent
•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•	For seeking to force the company to opt out of a state takeover statutory provision
•	Against reincorporating the company in another state
•	For limiting greenmail payments
•	Against advisory vote on compensation
•	Against restricting executive compensation
•	For enhancing the disclosure of executive compensation
•	Against restricting trustee compensation
•	Against capping executive pay
•	Against calling for trustees to be paid with company stock
•	Against calling for shareholder votes on executive pay
•	Against calling for the termination of trustee retirement plans
•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria
•	Against seeking shareholder approval to reprice or replace underwater stock options
•	For banning or calling for a shareholder vote on future golden parachutes
•	Against seeking to award performance-based stock options
•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•	Against requesting that future executive compensation be determined without regard to any pension fund income
•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•	Against requiring option shares to be held
•	For creating a compensation committee
•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee
•	For increasing the independence of the audit committee
•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies
•	Against asking the company to limit or end operations in Burma
•	For asking management to review operations in Burma
•	For asking management to certify that company operations are free of forced labor
•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

145

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts
•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets
•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems
•	Against asking management to report on the company’s foreign military sales or foreign offset activities
•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production
•	Against asking the company to establish shareholder-designated contribution programs
•	Against asking the company to limit or end charitable giving
•	For asking the company to increase disclosure of political spending and activities
•	Against asking the company to limit or end political spending
•	For requesting disclosure of company executives’ prior government service
•	Against requesting affirmation of political nonpartisanship
•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting
•	Against severing links with the tobacco industry
•	Against asking the company to review or reduce tobacco harm to health
•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting
•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report
•	Against asking the company to take action on embryo or fetal destruction
•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting
•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles
•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum
•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat
•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings
•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions
•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting
•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work
•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy
•	Against asking management to adopt a sexual orientation non-discrimination policy
•	For asking management to report on or review Mexican operations
•	Against asking management to adopt standards for Mexican operations
•	Against asking management to review or implement the MacBride principles
•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

146

•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions
•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

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DL-R6SAI

Statement of Additional Information July 31, 2020

DoubleLine Emerging Markets

Local Currency Bond Fund

I	Class I Shares: DBELX

N	Class N Shares: DLELX

This Statement of Additional Information (“SAI”) relates to the Prospectus (the “Prospectus”), dated July 31, 2020, as supplemented from time to time, for the DoubleLine Emerging Markets Local Currency Bond Fund (the “Fund”). The Fund is an investment series of DoubleLine Funds Trust (the “Trust”). Class I and Class N shares of the Fund are offered through the Prospectus. The Fund is also offered through a Summary Prospectus. This SAI is not a prospectus but contains information in addition to that set forth in the Prospectus, as supplemented from time to time. This SAI should be read in conjunction with the Prospectus. A Prospectus or Summary Prospectus may be obtained at no charge by calling 877-DLine11 (877-354-6311) or on the Fund’s website at www.doublelinefunds.com. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

The audited financial statements of the Fund within the Fund’s report to shareholders for the fiscal period ended March 31, 2020, the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s annual report to shareholders, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on Form N-CSR on May 29, 2020 (Accession Number: 0001193125-20-155919). The Fund’s audited financial statements in the Trust’s annual report to shareholders may be obtained upon request at no charge by calling 877-DLine11 (877-354-6311) and on the Fund’s website at www.doublelinefunds.com.

DoubleLine Funds Trust || 333 S. Grand Ave., Suite 1800 || Los Angeles, CA 90071 || (213) 633-8200

GENERAL INFORMATION

The Trust was formed as a Delaware statutory trust on January 11, 2010, and is registered with the SEC as an open-end management investment company. DoubleLine Capital LP (“DoubleLine Capital” or the “Adviser”) acts as the investment adviser for the Fund.

The Fund offers two classes of shares: Class I shares and Class N shares.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Fund.

1. The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2. The Fund may borrow money to the extent permitted by applicable law from time to time.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5. The Fund may make loans, including to affiliated investment companies, except to the extent the Fund is prohibited from doing so by applicable law. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to borrowers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

6. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. The Fund will not purchase real estate directly, but may possess, hold, purchase and/or dispose of it in connection with managing or exercising its rights in respect of its investments. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) acquire (by way of foreclosure or otherwise), hold and/or dispose of real estate that secured, or is otherwise related to, an investment of the Fund. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

For purposes of applying the terms of the Fund’s fundamental policy number 4, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Fund considers an industry to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the Internet (including issuers of securities in which the Fund may invest) were initially classified as Internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its reasonable efforts to assign each issuer to the category which it believes is most appropriate. Further, the Fund takes the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular industry or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities.

For purposes of the Fund’s policies (including the fundamental policies discussed above), any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

Other Investment Policies

All percentage limitations and requirements (including those set forth in the fundamental policies discussed above) as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement. Such percentage limitations and requirements do not apply to the asset coverage test set forth in Section 18(f)(1) of the 1940 Act.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person.

3

It is contrary to the current policy of the Fund, which may be changed without shareholder approval, to invest more than 15% of the Fund’s net assets in securities which are determined to be illiquid by the Fund’s Board of Trustees (the “Board” or the “Trustees”), or persons designated by the Board to make such determinations (such as the Adviser) in accordance with procedures adopted by the Board.

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program to assess and manage its liquidity risk. Under its program, the Fund classifies its investments into specific liquidity categories and monitors compliance with limits on investments in illiquid investments. Illiquid investments are generally investments that the Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument. The Fund will not invest more than 15% of its net assets in illiquid investments. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operation, and it will not reduce the liquidity risk inherent in the Fund’s investments.

INVESTMENT STRATEGIES

The Fund’s Prospectus describes the Fund’s principal investment strategies. The following provides information that supplements the information provided in the Fund’s Prospectus.

Unless a strategy, instrument or policy described below is specifically prohibited by the investment restrictions listed in the Fund’s Prospectus, under “Investment Restrictions” in this SAI, or by applicable law, the Fund may, but will not necessarily, engage in each of the investment practices described below. Except as stated elsewhere in the Fund’s Prospectus or this SAI, to the extent the Fund has reserved the freedom to invest in a type of investment or to utilize a particular investment practice, the Fund may invest in such investment or engage in such investment practice without limit.

The Adviser’s investment process may take into account a number of factors. These factors may include, among others, standard of living convergence, consumer deleveraging, private sector debt transference and demographic shifts, position in the business cycle, sector returns, relative growth, monetary and fiscal policy, risk integration, market sentiment, behavioral analysis, relative value, market technicals, and government and /or regulatory intervention.

The Fund will attempt to achieve its objective by investing in a variety of investments (that may be obligations of domestic or foreign entities), such as but not limited to (as specified in greater detail below), (i) project bonds; (ii) debt obligations issued or guaranteed by governments or governmental agencies (iii) U.S. Government Securities; (iv) corporate debt securities, including bonds, notes and debentures; (v) corporate and asset-backed commercial paper; (vi) mortgage and other asset-backed securities of all kinds, including collateralized mortgage obligations (“CMOs”), Real Estate Mortgage Investment Conduits (“REMICs”) and Re-REMICs (which are REMICs that have been resecuritized); (vii) Enhanced Equipment Trust Certificates (“EETCs”) and Equipment Trust Certificate (“ETCs”) (viii) variable and floating rate debt securities (including inverse floaters and floating rate notes); (ix) subordinated corporate, mortgage, and asset-backed securities; (x) equity securities of any kind; (xi) commodities; (xii) bank certificates of deposit; (xiii) fixed time deposits and bankers’ acceptances; (xiv) money market securities; (xv) repurchase agreements and reverse repurchase agreements; (xvi) hybrid securities; (xvii) obligations of foreign governments or their subdivisions, agencies and instrumentalities or foreign corporate issuers; (xviii) loan participations and assignments; (xix) commercial or residential whole mortgage loans; (xx) derivatives (including but not limited to options, futures contracts, including Treasury futures, swap agreements such as credit default swaps, interest rate swaps, and total and excess return swaps, and currency-related transactions, including forward exchange contracts and futures contracts); (xxi) private placements, including Regulation S and Rule 144A securities; (xxii) futures and options on futures relating to currencies, indexes and other financial factors; (xxiii) loans including, without limitation, bank loans, secured and unsecured senior loans, term loans, mezzanine, second lien, and other subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans, revolving credit facilities, non-performing loans, re-performing loans, and other fixed and floating rate loans (as well as various forms of securitizations of these and other types of loans); (xxiv) distressed and defaulted debt securities; (xxv) mortgage dollar rolls; (xxvi) other mutual funds, including Exchange Traded Funds (“ETFs”), such as SPDRs or iShares; (xxvii) unrated securities; (xxviii) structured notes; (xxix) municipal bonds and securities; (xxx) collateralized debt obligations such as collateralized loan obligations and collateralized bond obligations; (xxxi) perpetual maturity bonds; (xxxii) inflation-indexed bonds; (xxxiii) convertible securities; (xxxiv) preferred securities; (xxxv) payment-in-kind bonds; (xxxvi) zero-coupon bonds; (xxxvii) custodial receipts, cash and cash equivalents; (xxxviii) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, and bank time deposits; (xxxix) real estate investment trusts (“REITs”); (xl) credit-linked notes; (xli) pass-through notes; (xlii) contingent value rights; (xliii) Private Investments in Public Companies (“PIPEs”); (xliv) global depositary notes (“GDNs”); and (xlv) bank capital securities. The Fund generally will invest in some, but generally not all, of these types of investments at any given time, each of which may be denominated in United States Dollars (“USD”) or any other currency worldwide unless prohibited by the Fund’s investment objective and strategies. Depending on the Fund’s principal investment strategies, the amount of the Fund’s assets that may be committed to any of these types of investments (if any) may vary. The above list of investments is not intended to be an exhaustive list of the types of investments in which the Fund may invest.

Strategies and Investments

In attempting to achieve its investment objective, the Fund may utilize, among others, one or more of the strategies or securities set forth below. The Fund may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with its objective and restrictions. The investment strategies described below may be pursued directly by the Fund.

Bankruptcy, Workout and Other Restructurings. The Adviser may pursue rights related to investments made on behalf of the Fund and its other clients in certain bankruptcy, restructuring, or other workout proceedings. In some cases, this may involve the Adviser representing clients, including the Fund, on creditor committees or other similar groups, including ad hoc groups, and/or the Adviser may designate a third party to represent the Fund’s interests in such proceedings generally. In such proceedings, the Adviser may cause the Fund to make new investments in a company where the Adviser believes it is in the Fund’s best interest to do so, including through the acquisition of new or additional debt or equity securities or the acquisition or the making of new or additional loans. Such proceedings may also result in the Fund providing or supporting new financing or capital to the existing or a restructured company, including in the form of debtor-in-possession loans, exit

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financings, a committed credit facility, rights offerings, and/or back-stop agreements related to new financings or securities issuances. Participation by the Fund in such processes may involve the Fund bearing fees and expenses, require the Fund to provide indemnities to involved parties, and expose the Fund to potential liabilities under the federal bankruptcy laws or other applicable laws. The risks associated with participation in such bankruptcy, restructuring, or other workout proceedings, and of investing in distressed issuers, may be more pronounced in foreign jurisdictions in which the laws governing such proceedings, and the formality of such proceedings, may differ significantly from equivalent proceedings in the United States. If the Adviser’s assessment of the eventual recovery value of a security proves incorrect or if the actions taken by the Adviser or its designee prove unsuccessful, the Fund may be required to accept cash or instruments worth less than originally anticipated. In addition, events, including unexpected or unforeseeable events, may occur during bankruptcy, restructuring, or other workout proceedings, which may adversely affect the value of the Fund’s investment and/or its recovery in the proceedings. The Fund could potentially lose more than its original investment to the extent, for example, the Fund makes new or additional investments or indemnifies its agents or other third parties for losses they incur in connection with their representation of the Fund in a bankruptcy, restructuring, or other workout proceeding.

Borrowing and Other Forms of Leverage. The Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s holdings. In addition to borrowing money from banks, the Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, entering into reverse repurchase agreements, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery, or forward commitment transactions, or using derivatives such as swaps, futures, forwards, and options.

Custodial Receipts. The Fund may invest in custodial receipts representing interests in securities held by a custodian. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Derivatives. Some of the instruments in which the Fund may invest are referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund may enter into derivatives for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives with the purpose or effect of creating investment leverage. Derivatives may be more volatile, illiquid and/or more difficult to value than those of other instruments and each type of derivative instrument may have its own special risks. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in the Prospectus and this SAI.

The Fund’s use of derivative instruments exposes the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument defaults and/or becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument and/or could be delayed in enforcing contractual remedies and obtaining any recovery in respect of its derivative instruments.

Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested. The Fund or its agents will earmark or segregate liquid assets on its books against its derivatives exposures to the extent required by applicable law.

Equity Securities. The Fund may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, although under certain market conditions various fixed-income investments have comparable or greater price volatility. Therefore, the value of an investment in the Fund may at times decrease instead of increase. The Fund’s investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Smaller Company Equity Securities. The Fund may invest in equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies. Companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. To the extent the Fund invests in securities with small market capitalizations, the net asset value (“NAV”) of the Fund may fluctuate more widely than market averages.

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Exchange-Traded Funds and other Investment Companies. The Fund may invest in shares of both open- or closed-end investment companies (including money market funds, single country funds, and ETFs of any kind) and trusts, limited partnerships, limited liability companies or other forms of business organizations, including other pooled investment vehicles sponsored, advised, distributed or serviced by, or otherwise affiliated with, the Adviser, related parties of the Adviser or other service providers to the Fund. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. As the shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations. If the Fund invests in pooled or other investment vehicles sponsored by the Adviser or related parties of the Adviser (“other DoubleLine funds”), the Adviser will waive its advisory fee in an amount equal to the advisory fees paid to the Adviser or a related party by other DoubleLine funds and other pooled investment vehicles in respect of Fund assets so invested. The Fund’s investments in other investment companies may be limited by applicable law. It is possible that, under certain circumstances, the Fund may be prevented by applicable law from investing in other investment companies when doing so may otherwise be the most efficient way for the Fund to obtain exposure to a portfolio of debt securities.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which the Fund may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as ETFs). PDRs represent interests in a unit investment trust (“UIT”) holding a portfolio of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified index (Index Fund). Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable.

However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. The liquidity of smaller holdings of ETF shares will depend upon the existence of a secondary market.

Block sizes of ETF shares, also known as “Creation Units,” are redeemable from the issuing ETF. The liquidity of smaller holdings of ETF shares will depend upon the existence of a secondary market.

Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on investments in ETFs. ETFs also carry the risk that the price the Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Fund may invest may be leveraged, which would increase the volatility of the Fund’s NAV.

The SEC has proposed regulations that may adversely affect the Fund’s ability to invest in other investment companies, such as another DoubleLine Fund. The proposed regulations, if adopted, could also significantly affect the Fund’s ability to redeem its investments in other investment companies in the manner that it does now, making such investments less attractive. The final terms of any proposed regulations are not known as of the date of this SAI, but they could cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Fixed-Income Securities. The Fund may invest in fixed-income securities. Fixed-income securities include a broad array of short-, medium-, and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed-income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed-income securities may be fixed, floating, or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Fixed-income securities are subject to, among other risks, credit risk, market risk, and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities may be subject to extension risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay the Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest or dividend payments. The Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may be forced to replace the called security with a lower yielding security.

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Changes by nationally recognized securities rating organizations (“NRSROs”) in their ratings of any fixed-income security or the issuer of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s NAV.

Because interest rates vary, it is impossible to predict the income, if any, for any particular period for the Fund that invests in fixed-income securities. Fluctuations in the value of the Fund’s investments in fixed-income securities will cause the NAV of each class of the Fund to fluctuate also.

Duration is an estimate of how much a bond Fund’s share price will fluctuate in response to a change in interest rates. In general, the value of a fixed-income security with positive duration will generally decline if interest rates increase, whereas the value of a security with negative duration will generally decline if interest rates decrease. If interest rates rise by one percentage point, the share price of the Fund representing a portfolio of debt securities with an average duration of five years would be expected to decline by approximately 5%. If rates decrease by a percentage point, the share price of the Fund representing a portfolio of debt securities with an average duration of five years would be expected to rise by approximately 5%. The greater the duration of a bond (whether positive or negative), the greater its percentage price volatility due to changes in interest rates. Only a pure discount bond – that is, one with no coupon or sinking-fund payments – has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

The Fund may invest in variable- or floating-rate securities that bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. Variable- and floating-rate securities may include, without limitations, floating rate notes issued by the U.S. Treasury, catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. The value of the Fund’s investment in certain of these securities may depend on the Fund’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the Fund at par or make payment on short notice to the Fund of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

The Fund may invest in commercial paper, which is a short-term debt obligation that is usually issued by banks, corporations, and other borrowers and often sold on a discount basis in order to finance their current operations. Commercial paper is typically bought by investors to earn returns on a short-term basis, and it is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. These instruments are generally unsecured, which increases the credit risk associated with this type of investment.

Commercial paper purchasable by the Fund may include “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Section 4(a)(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thereby providing liquidity. Section 4(a)(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the Securities Act. Section 4(a)(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(a)(2) paper. As a result it is subject to liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market, and the risk that it may be sold only after considerable expense and delay, if at all. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(a)(2) paper securities.

The Fund also may purchase asset-backed commercial paper, which includes debt obligations issued in reliance on an exemption from registration available in Section 3(a)(3) of the Securities Act. Asset-backed commercial paper issued pursuant to Section 3(a)(3) must not have a maturity exceeding nine months. Asset-backed commercial paper is subject to similar liquidity risks associated with Section 4(a)(2) paper described in the paragraph above.

Generally, the Adviser uses the terms debt security, debt obligation, bond, fixed-income instrument and fixed-income security interchangeably. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. These terms are interpreted broadly to include any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed-income instruments are developed, the Adviser may invest in those opportunities for the Fund as well.

Contingent Value Rights. The Fund may invest in contingent value rights (“CVRs”). A CVR gives its holder the right to receive an amount, which may be fixed or determined by a formula, in the event that a specified corporate action or other business event or trigger occurs (or fails to occur) during the term of the CVR. CVRs are often awarded to shareholders as a result of a corporate acquisition or restructuring. For example, shareholders of an acquired company may receive CVRs that enable them to receive additional shares of the acquiring company upon certain trigger events such as a specified drop in the acquiring company’s share price. Risks associated with investments in CVRs are generally similar to risks associated with the use of options, such as the risk that the trigger event does not occur prior to the CVR’s expiration, causing it to expire with no value. CVRs also may be subject to risks associated with unregistered securities as well as illiquidity risk, counterparty risk, and credit risk. In addition, CVRs may be subject to valuation risk because they may be valued based on the likelihood of the occurrence of a trigger event, which may require subjective modeling and judgment.

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Futures Contracts. The Fund may purchase and sell (write) futures contracts, including interest rate futures and security index futures contracts, futures contracts on commodities or commodity-related derivatives, Treasury futures, currency and currency index futures contracts, on securities or currencies eligible for purchase by the Fund (each a “futures contract”).

Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in that index, and the index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be established or closed out only on the exchange or board of trade on which such futures contracts are listed. Treasury futures are futures contracts that track the prices of specific U.S. Treasury securities.

The Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If an increase in interest rates is anticipated and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

In order to hedge its investments successfully using futures contracts, the Fund must invest in futures contracts with respect to securities, indexes or sub-indexes the movements of which will, in the Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

There are special risks associated with entering into futures contracts. The skills needed to use futures contracts effectively are different from those needed to select the Fund’s investments. There may be an imperfect correlation between the price movements of futures contracts and the price movements of the securities in which the Fund invests. There is also a risk that the Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to the Fund. It is possible for a price-related loss to exceed the amount of the Fund’s margin deposit.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. The Fund will incur brokerage fees when it purchases or sells futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when the Fund wishes to close out a futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that the Fund will be able to enter into closing transactions.

The Fund may enter into futures contracts on other underlying assets or indexes, including physical commodities and indexes of physical commodities.

At any time prior to expiration of a futures contract, the Fund may seek to close the position by taking an opposite position which would typically operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Margin Payments. When the Fund purchases or sells (writes) a futures contract, it is required to deposit with its broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as initial margin. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

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Subsequent payments to and from the broker occur on a daily basis in a process known as marking to market. These payments are called variation margin and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Futures Contracts. The Fund may purchase and sell/write call and put options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Investments in futures contracts involve risks and may result in losses in excess of the amount invested in the futures contracts. See “Futures Contracts and Options on Futures” under “Risk Considerations” in this SAI as well as the following description of risks.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the futures contracts can be terminated. In such circumstances, if there is an increase in the price of the portfolio securities, such increase may partially or completely offset losses on the futures contracts.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security is used to hedge a different security, or when a futures contract in one currency is used to hedge a security denominated in another currency.

Successful use of futures contracts and options by the Fund for hedging purposes is dependent upon correctly predicting movements in the direction of the market. Forecasting market movements is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. The Fund may also purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

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The risks associated with purchasing and writing put and call options on futures contracts can be influenced by the market for futures contracts. An increase in the market value of a futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to the Fund would be limited to the value of the exercise price of the option and, if the Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, the Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such futures contracts. If a purchased option expires unexercised, the Fund would realize a loss in the amount of the premium paid for the option.

If the Fund invests in futures contracts, it may be subject to risks related to rolling. When investing in futures contracts, the Fund may seek to “roll” its futures positions rather than hold them through expiration. In some circumstances, the prices of futures contracts with near-term expirations are lower than the prices of similar futures contracts with longer-term expirations, resulting in a cost to “roll” the futures contracts. The actual realization of a potential roll cost will depend on the difference in prices of futures contracts with near- and longer-term expirations, and the rolling of futures positions may result in losses to the Fund.

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 (the “exclusion”). Accordingly, the Adviser currently is not subject to registration or regulation as a CPO under the CEA. The Fund currently expects to operate in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Adviser’s ability to manage the Fund under certain market conditions and may adversely affect the Fund’s total returns. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 with respect to the Fund and is required to register with the CFTC as a CPO with respect to the Fund, the Fund’s expenses may increase and the Fund may be adversely affected. The Fund may be limited in its ability to use futures and options on futures and to engage in certain swaps transactions during any period where the Adviser is not registered as a CPO or Commodity Trading Advisor. Such limitations are not expected to affect the normal operations of the Fund.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or are proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Fund may invest. Subject to certain limitations, the Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In connection with the purchase or sale of futures contracts, the Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract.

Guaranteed Investment Contracts (Funding Agreements). Guaranteed investment contracts, or funding agreements, are short-term, privately placed debt instruments issued by insurance companies. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. In general, guaranteed investment contracts are not assignable.

High Yield Securities (“Junk Bonds”). Corporate bonds and certain other fixed income instruments (for purposes of this discussion, all such instruments are herein referred to as “securities”) rated below investment grade, or such instruments that are unrated and are determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” A security may be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ by S&P Global Ratings (“S&P”), or lower, or the equivalent by any other nationally recognized statistical rating organization. See Appendix A for a description of these ratings.

For purposes of applying any limitations on the Fund’s investments in such bonds, when an investment is rated by more than one NRSRO, the Adviser will utilize the highest credit rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of the Fund’s assets in securities rated investment grade) except where the Fund has a policy to invest a certain minimum percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest credit rating that applies to that investment.

While offering a greater potential opportunity for capital appreciation and higher yields compared to higher-rated fixed income securities, high yield investments typically entail greater potential price volatility and may be less liquid than higher-rated securities. Junk bonds and high yield investments may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s, S&P, or any other NRSRO does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

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Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of the Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell lower-rated securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, the Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Fund’s intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by the Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Unrated Securities. Subject to its investment policies, the Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s creditworthiness. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Fund’s Adviser’s analysis than if the Fund invested exclusively in higher quality and rated securities. Some or all of the unrated instruments in which the Fund may invest may involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.

Money Market Instruments. The Fund may invest in money market instruments. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

Bank Obligations. Obligations including certificates of deposit, fixed time deposits and bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad).

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Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of the Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper. The Fund may purchase commercial paper rated within the highest ratings categories by S&P or Moody’s or the equivalent by any other NRSRO or, if not rated, the security is determined by the Adviser to be of comparable quality (see “—Fixed Income Securities” above for more information regarding commercial paper).

Money Market Mutual Funds. Shares of United States money market investment companies. Money market mutual funds in which the Fund may invest are subject to Rule 2a-7 of the 1940 Act, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. Money market funds are not designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.

Other Short-Term Obligations. Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s or the equivalent by any other NRSRO.

Options. The Fund may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions (“OTC Options”).

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund may lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom. See “Counterparty Risk” in this SAI. It is the position of the SEC that OTC Options are generally illiquid.

Purchasing Call and Put Options. The Fund may purchase a call option in order to close out a covered call position (see “Covered Call Writing” below), to protect against an increase in price of a security it anticipates purchasing. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

Covered Call Writing. The Fund is permitted to write covered call options on securities. Generally, a call option is covered if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security subject to the option, or otherwise segregates sufficient cash or U.S. Government securities or other liquid securities to cover the outstanding position. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written.

The writer of an option receives from the purchaser, in return for a call it has written, a premium (i.e., the price of the option). Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

With respect to listed options and certain OTC Options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

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Closing purchase transactions are ordinarily effected to realize a profit or loss on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

Covered Put Writing. The Fund is permitted to write covered put options on securities. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option’s exercise price at any time during the option period at the purchaser’s election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is covered if, at all times during the option period, the Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund holds in a segregated account. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby locking in the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions. As with securities, these options may be covered.

The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. The Fund may also write options to close out long put and call option positions.

The Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a hedged investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency

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forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the CFTC and the SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes. These changes are expected to reduce counterparty risk as compared to bilaterally negotiated contracts.

Options on Futures Contracts. The Fund may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of the Fund’s portfolio.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements that have more than seven days remaining to maturity will be considered illiquid for purposes of the restriction on the Fund’s investment in illiquid and restricted securities.

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the security that it sold.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases substantially similar securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by Ginnie Mae, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to retain any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Securities Loans. The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1⁄3% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, marked-to-market daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the Fund from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities. The Fund may pay fees in connection with arranging loans of its portfolio securities.

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Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters which DoubleLine believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. It is possible that the Fund will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Fund, not the borrower.

Swap Agreements. The Fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. An example of one type of swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, for example, an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The value of the Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price. The Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

Many over-the-counter derivatives are complex and their valuation often requires entering into swap transactions, which exposes the Fund to Liquidity Risk and Counterparty Risk as described in the Prospectus and this SAI. Many swaps are complex and their valuation often requires subjective modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s NAV. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to the Fund.

The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the Fund’s use of over-the-counter (non-exchange traded) options.

Credit Default Swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

The Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the

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underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Credit default swaps are generally subject to the same risks involved in the Fund’s use of swap transactions but also involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has at times become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. There can be no assurance that the Fund will be able to exit a credit default swap position effectively when it seeks to do so.

Total and Excess Return Swaps. The Fund may also enter into total and excess return swap agreements, which are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security or commodity, basket of securities or commodities, or securities or commodities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total and excess return swap agreements may be used to obtain exposure to a security, commodity, or market without owning or taking physical custody of such security or commodity or investing directly in such market.

Total and excess return swap agreements are generally subject to the same risks involved in the Fund’s use of swap transactions and, in some cases, may effectively add leverage to the Fund’s portfolio. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund may enter into total and excess return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total or excess return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund. If the total or excess return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total or excess return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total or excess return swap agreement.

When, As and If Issued Securities. The Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. The Fund may purchase securities on such basis without limit. The purchase of securities on a “when, as and if issued” basis may create investment leverage and increase the volatility of the Fund’s NAV. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

When-Issued and Delayed Delivery Securities and Forward Commitments. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes many of the benefits and risks of ownership of the security, including the risk of price and yield fluctuations, but does not take delivery of the security until a date substantially after the date the transaction is entered into. Because the Fund is not required to pay for the security until the delivery date, these transactions may create investment leverage. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. Finalized rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) would impose mandatory margin requirements for certain types of when-issued, delayed delivery, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and, if those rules are implemented, mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Mortgage-backed and Asset-backed Securities. Mortgage-backed securities, including CMOs and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-

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backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities, which may result in the Fund having to reinvest proceeds in other investments with a lower interest rate. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities, which may lock in a below-market interest rate and reduce the value of the security. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae (formally known as Federal National Mortgage Association) and Freddie Mac (formally known as Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae (also known as “Fannie Maes”) are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Freddie Mac Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. The Fund may also invest in bonds, including unguaranteed mezzanine bonds and subordinate bonds, securitized through Freddie Mac’s “K-Deal” program, which securitizes mortgage loans backed by multi-family apartment properties. Such bonds are also not backed by the full faith and credit of the U.S. Government.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in

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sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only (“IO”) class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Principal only (“POs”) tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The mortgage loans backing the mortgage-backed securities in which the Fund may invest may include re-performing loans (“RPLs”), non-performing loans and non-qualified mortgage (“Non-QM”) loans. RPLs are loans that have previously been delinquent but are current at the time they are securitized. Fannie Mae and Freddie Mac, among others, securitize RPLs. For example, in Fannie Mae’s case, the RPLs securitized are single-family, fixed rate re-performing loans that generally were previously placed in a mortgage-backed security trust with certificates guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e. performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future. Non-performing loans are mortgage loans where the borrower is in default or is or has been delinquent, for a potentially significant period of time, as to the payment of interest and/or principal. Non-QM loans do not comply with the rules of the Consumer Financial Protection Bureau (the “CFPB”) relating to qualified mortgages (“QM”). To qualify as a QM loan under the CFPB’s rules, the loan must meet certain requirements, such as a borrower debt-to-income ratio, being fully-amortizing, and limits on loan fees. Non-QM loans do not comply with at least one of these requirements.

In addition to investing in mortgage-backed securities that are backed by mortgage loans themselves, the Fund may invest in securities that are backed by mortgage servicing rights (“MSRs”), including normal MSRs and excess MSRs. Normal MSRs refer to the contractual right to cash flows payable to the mortgage servicer of a pool of mortgage loans for their ongoing administrative duties to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities. Excess MSRs are the rights to any amount of cash flows in excess of normal MSRs.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage (though certain asset-backed securities, such as ETCs and EETCs, may be structured such that there is a security interest in the underlying asset), asset-backed securities may present certain additional risks that are not commonly present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Similarly, ETCs and EETCs are often secured by different types of equipment (see “—Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs)”).

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would likely affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Fund may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Fund and could cause the Fund’s NAV to decline, potentially significantly. Significant uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. See “—Collateralized Debt Obligations” below.

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Consistent with the Fund’s investment objective and policies, the Adviser may also cause the Fund to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs). ETCs and EETCs are types of asset-backed securities that generally represent undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. EETCs are similar to ETCs, except that the securities have been divided into two or more classes, each with different payment priorities and asset claims (see “—Collateralized Debt Obligations Risk” below for information regarding how different classes or tranches of interests issued by an issuer can affect the risks of an investment in EETCs). ETCs and EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation firms. The assets of ETCs and EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which may in turn serve as collateral for the related issue of the ETCs or EETCs, and the title to such equipment is held in trust for the holders of the issue. The equipment generally is leased from the specially-created trust by the airline, railroad or other firm, which makes rental or lease payments to the specially-created trust to provide cash flow for payments to ETC and EETC holders. Holders of ETCs and EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the ETCs or EETCs.

ETCs and EETCs are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue. ETCs and EETCs are generally regarded as obligations of the company that is leasing the equipment and may be shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principles. The lessee company, however, does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee may terminate the lease. If another lessee is not available, then payments on the certificates would cease until another lessee is available.

Pass-Through Notes. The Fund may invest in pass-through notes, which are a type of pass-through obligation of the operator of a marketplace lending platform. The operator of a marketplace lending platform may purchase loan(s) from a funding bank at par using the funds of multiple lenders on deposit in a segregated deposit account held by the operator, and then issue to each such lender at par a pass-through note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees). Pass-through notes are not direct obligations of the borrowers under the underlying marketplace loans originated by such platforms. As such, holders of certain pass-through notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its pass-through notes even if the borrowers of the underlying marketplace loans timely make all payments due from them. In addition, pass-through notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.

There may be a delay between the time the Fund commits to purchase a pass-through note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in any other instruments. Because the funds committed to an investment in pass-through notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first.

The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk of loss should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Fund may invest in CDOs (including CLOs and CBOs) and other structured products (see “Structured Products and Structured Notes Risk”) sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

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Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a REMIC. REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “Stripped Mortgage Securities” below. The Fund’s investment in CMOs may include investment in Z Bonds. Interest on a Z Bond is accrued and added to principal and a like amount is paid as principal on the other tranches of the CMO currently being paid off. When the other tranches of the CMO are paid in full, interest and principal on the Z Bond begin to be paid currently; as a result, Z Bonds typically have a longer average life relative to other tranches of the CMO.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. See “—Collateralized Debt Obligations” above for a discussion on investments in structured products with multiple tranches.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Credit Risk Transfer Securities Risk. Credit risk transfer securities are fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities (“GSEs”). Typically, such securities are issued at par and have stated final maturities. The securities are structured so that: (i) interest is paid directly by the issuing GSE, and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE (“reference obligations”). The performance of the securities will be directly affected by the selection of the reference obligations by the GSE. Such securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the reference obligations and the yield to maturity will be directly related to, among other things, the amount and timing of certain defined credit events on the reference obligations, any prepayments by borrowers and any removals of a reference obligation from the pool.

Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the GSE and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a GSE fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured creditors in such a scenario. The Fund may also invest in credit risk transfer securities that are issued by private entities, such as banks or other financial institutions. Such securities are subject to risks similar to those associated with credit risk transfer securities issued by GSEs, though they may be less credit worthy than a GSE.

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The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities subject to a guarantee or the credit support of Fannie Mae, Freddie Mac, or other GSEs because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors in credit risk transfer securities. As a result, the risk of loss is substantially greater with credit risk transfer securities.

Government Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the U.S. Government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Fannie Mae and Freddie Mac may be dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses. Fannie Mae and Freddie Mac also receive substantial support from the Federal Reserve, which may cease at any time. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective businesses structures will be during or following the conservatorship.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

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FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market. See “Credit and Market Risks of Mortgage-Backed Securities” below for more information regarding the conservatorship and related risks.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of uniform mortgage-backed securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their offerings of “to be announced”- eligible mortgage-backed securities. The long-term effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Long-term, continued operation in government-run conservatorships is not sustainable for Fannie Mae or Freddie Mac. Each of Fannie Mae and Freddie Mac has a small capital reserve, is operating on a remaining, finite financial commitment from taxpayers, and cannot rebuild capital under the terms of support from Treasury. As of the date of this SAI, there have been ongoing discussions regarding the operation of Fannie Mae and Freddie Mac; there can be no assurance as to the outcome of these discussions, nor any prediction about the resulting impact on the U.S. housing or financial markets.

Inverse Floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. Brokers typically create inverse floaters by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The returns on the inverse floaters may be leveraged, increasing substantially their volatility and interest rate sensitivity. The rate at which interest is paid by the trust on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee.

Loans, Assignments, and Participations. The Fund may make loans, and may acquire or invest in loans made by others. The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower, by means of an assignment or a participation. In an assignment, the Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, the Fund may purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of a participation, the value of the Fund’s loan investment will depend at least in part on the credit standing of the assigning or participating institution. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. The Fund also may gain exposure to loans and related investments through the use of total and excess return swaps and/or other derivative instruments and through private funds and other pooled investment vehicles, including some which may be sponsored or advised by the Adviser or its related parties (see “Derivatives”).

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Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, which may include the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which the Fund may invest may not be rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan may depend heavily on the Adviser’s or the original lending institution’s credit analysis of the borrower.

Some of the loans in which the Fund may invest or to which the Fund may gain exposure through its investments in CDOs, CLOs or other types of structured securities may be covenant-lite loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. Covenant-lite loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a company from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, the Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means the Fund may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Fund’s investments by reference to, among other things, market conditions and contractual provisions. Assignments and participations are generally not registered under the Securities Act, and thus investments in them may be limited by the Fund’s limitations on investment in illiquid securities.

Investments in loans through a direct loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-owner. Lender liability may be founded upon the premise that an institutional lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have engaged in unfair, inequitable, or fraudulent conduct.

From time to time, loans or assignment or participation interests therein acquired by the Fund, or to which the Fund may have direct or indirect investment exposure, will at the time of their acquisition be, or may become after acquisition, non-performing for a wide variety of reasons. Non-performing loans include mortgages where the borrower is in default or is or has been delinquent as to the payment of interest and/or principal, including, potentially, for a significant period of time. Such non-performing loans could require a substantial amount of workout negotiations and/or restructuring, which could entail, among other things, a substantial reduction in the interest rate and a substantial write down of the principal of such loans. Even if a restructuring were successfully accomplished, a risk exists that upon maturity of such a loan, replacement “takeout” financing will not be available.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, purchasers of such instruments may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.

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It is the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, the Fund should treat both the lending bank or other lending institution and the borrower as “issuers.” If and to the extent the Fund treats a financial intermediary as an issuer of indebtedness, the Fund may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total and excess return swaps, may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, or participations in, a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

In managing the Fund, the Adviser may seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of floating rate loans or other investments being considered for acquisition by the Fund or held in the Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of the Adviser’s clients, including, potentially, the Fund, from trading in securities they hold or in which they may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when the Adviser declines to receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments, and the Fund may not take advantage of investment opportunities that it otherwise might have if it had received such Confidential Information. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, the Adviser’s ability to assess such consents, waivers and amendments may be compromised. In certain circumstances, the Adviser may determine to receive Confidential Information, including on behalf of clients other than the Fund. Receipt of Confidential Information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time. In certain situations, the Adviser may create information walls around persons having access to the Confidential Information to limit the restrictions on others at the Adviser. Those measures could impair the ability of those persons to assist in managing the Fund. Also, certain issuers of senior floating rate loans, other bank loans and related investments may not have any publicly traded securities (“Private Issuers”) and may offer private information pursuant to confidentiality agreements or similar arrangements. The Adviser may access such private information, while recognizing that the receipt of that information could potentially limit the Fund’s ability to trade in certain securities if the Private Issuer later issues publicly traded securities. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to sell certain investments held by the Fund.

The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. For example, an affiliate may hold securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate might recover all or part of its investment while the Fund might not. Conflicts also will arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, including circumstances in which one or more affiliates may own private securities or obligations of an issuer and the Fund may own public securities of the same issuer. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which the Fund has an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts, and, as a result, the Adviser may choose not to make such investments on behalf of the Fund. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Lending Fees. In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a loan may be required to comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the loan with a certain portion of excess cash flow. Excess cash flow is generally defined as net income after scheduled debt service payments, taxes paid in cash and permitted capital expenditures but before depreciation and amortization among other adjustments. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the participant to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant.

Some or all of the loans in which the Fund may invest or to which the Fund may obtain exposure may contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans). Please see “Loan Risk – Restrictive Loan Covenants” below for more information.

Administration of Loans. In certain loans, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on

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the loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of loans of any failures of compliance. In certain loans such as asset-backed loans, the Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loans for which the Agent does not perform such administrative and enforcement functions, the Adviser will perform such tasks on behalf of the Fund, although a collateral bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy or insolvency proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments. Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the loan from free cash flow, as defined above. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may, but will not necessarily, receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new loan with the proceeds from the prepayment of the former.

Bridge Financings. Loans may be designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Loans may also be obligations of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness or its willingness or ability to repay the bridge loan.

Senior Loans. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Senior Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and, if below investment grade quality, are often secured with collateral.

From time to time, the Adviser and its related parties may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

If a borrower becomes involved in bankruptcy proceedings, a court under certain circumstances potentially could invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive “reasonably equivalent value” for granting the security interest in the loan collateral to the Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in any loan collateral. If the Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

Delayed Funding Loans and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding

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loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which the Fund needs to sell other assets to raise cash to satisfy its obligor).

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities but are issued by domestic and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Loan Pool Investments. The Fund may invest in pools of loans through a trust or other entity that issues interests in the loans, some of which may be senior to others. Alternatively, the Fund may invest directly in a pool of loans, itself or with other clients of the Adviser or its related parties. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage and other asset-backed securities. For example, if it were to invest directly in such pools, the Fund would share in all losses incurred on the loans in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analysis provided by these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such loans and, potentially, the Fund’s performance.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities issued by Federal Agencies generally will be treated by the Fund as liquid securities under procedures adopted by the Fund and approved by the Fund’s Board.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Privacy and Data Security Laws. U.S. Federal Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of foreign jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination.

Privacy rules adopted by the U.S. Federal Trade Commission implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain personal information of consumers securely and dispose of it properly.

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Service providers to the Fund, including the Fund’s investment adviser and custodian, and, potentially, the Fund may obtain, hold or process such information in connection with providing services to the Fund. The Fund cannot guarantee the security or confidentiality of that data and cannot guarantee that service providers have been and will continue to comply with GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.

Yankee Dollar Obligations, Eurobonds, Global Bonds. Certain debt securities purchased by the Fund may take the forms of Yankee dollar obligations, Eurobonds or global bonds. Yankee dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike Eurobonds, global bonds can be issued in the local currency of the country of issuance.

Foreign Currency Transactions. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. There can be no assurance that appropriate foreign currency transactions will be available for the Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. While foreign currency transactions may be available, the cost of these transactions may be prohibitively expensive so that the Fund may not be able to use them effectively.

The Fund may engage in both transaction hedging and position hedging. When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund may engage in transaction hedging when it desires to lock in the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

The Fund may engage in foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of the Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling futures contracts on foreign currencies and options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political, social, and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported

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directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

The Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund’s dividends, interest, net realized capital gains, sales proceeds or investments denominated in foreign currency will decline, including to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest, net realized capital gains or sales proceeds or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are listed on several exchanges. Such options will be purchased or written only when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Currency Exchange-Related Securities. Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula

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used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Investments and Related Risks. The Fund may invest in securities issued by a foreign issuer or by an issuer with significant revenue or other exposure to foreign markets. There may be less information publicly available about a foreign market, issuer, or security than about U.S. markets or a U.S. issuer or security, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the Fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of the Fund’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase the Fund’s liquidity risk and require the Fund to employ alternative methods (e.g., through borrowings) to satisfy redemption requests during periods of large redemption activity in Fund shares.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Foreign issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. For example, certain

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countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company. Certain countries may also limit investment by foreign persons to only a specific class of securities that may have less advantageous terms, and such securities may be less liquid than other classes of securities of an issuer.

To the extent the Fund invests a significant portion of its assets in a specific geographic region, countries or group of countries, the Fund will have greater exposure to risks associated with such region, country or group of countries. See “Risk Considerations – Focused Investment Risk” in this SAI.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as emerging markets. For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes.

There may also be limited counterparties available in developing markets, which may increase the Fund’s credit risks. Foreign government regulations may restrict potential counterparties to certain financial institutions that are located in or operating in a particular country. Such counterparties may not possess creditworthiness standards, financial reporting standards, and legal protections similar to counterparties located in developed markets, which can increase the risk associated with the Fund’s investments in such markets.

The values of foreign securities may be adversely affected by changes in currency exchange rates. This may be because the foreign securities are denominated and/or traded in a foreign currency or because the assets or revenues of an issuer are denominated in a currency different from the issuer’s debt or other obligations. For example, the credit quality of issuers who have outstanding debt denominated in the U.S. dollar, and the values of their debt obligations, may be adversely affected if the value of the U.S. dollar strengthens relative to the value of the currency in which the issuer’s assets or revenues are denominated. In addition, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after the Fund’s income has been earned and translated into U.S. dollars (but before payment), the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries and the values of the Fund’s investments in those markets. A foreign government may seek to devalue its currency if it has issued debt in its local currency because any such devaluation reduces the burden on it of repaying its debt obligations. Any devaluation of a currency in which the Fund’s portfolio holdings are denominated will reduce the value of and return on the investment to the Fund when translated into U.S. dollars.

Continuing uncertainty as to the status of the Euro and the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union (the “EU”) could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. In January 2020, the United Kingdom withdrew from the EU. The withdrawal agreement between the United Kingdom and the EU includes certain transitional provisions that have the effect of preserving the application of EU law in the United Kingdom until December 31, 2020 (or such other later date as may be agreed). Significant uncertainty remains in the market regarding the ramifications of these developments, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The markets may be further disrupted at various times given the uncertainty surrounding the country’s trade, financial, and other arrangements.

If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency, possibly resulting in the value of those investments declining significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

The currencies of certain emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

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American Depositary Receipts (“ADRs”) as well as other hybrid forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities. In addition to investment risks associated with the underlying issuer, ADRs, EDRs, and GDRs (together, “Depositary Receipts”) expose the Fund to additional risks associated with the non-uniform terms that apply to Depositary Receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for Depositary Receipts. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored Depositary Receipt. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Foreign securities and emerging markets securities include Global Depositary Notes (“GDNs”). A GDN is a debt instrument created by a bank that evidences ownership of local currency-denominated debt securities. GDNs reflect the terms of particular local currency-denominated bonds. GDNs trade, settle, and pay interest and principal in U.S. dollars but typically are restricted securities that do not trade on an exchange. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary bank. In addition to the risks associated with foreign investments, the Fund’s investments in GDNs are subject to the risks associated with the underlying local currency-denominated bond and derivative instruments including credit risk, default risk, counterparty risk, interest rate risk, leverage risk, liquidity risk, and reliance on the adviser risk. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to the risks described above even if all of the Fund’s investments are denominated in United States dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Forward Commitments and Dollar Rolls. The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

The Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The Fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

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The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

Finalized FINRA rules include mandatory margin requirements for the TBA market that would require the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. If those rules are implemented, the required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Hybrid Securities. The Fund may acquire hybrid securities. A third party or Adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is derived from the values of its income-producing component and its equity component.

A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all debt securities.

Sovereign Debt Obligations. The Fund may invest in sovereign debt, including of emerging market countries. Investors should be aware that certain sovereign debt instruments in which the Fund may invest may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s, S&P or Fitch.

Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward principal international lenders such as the International Monetary Fund, and the political and social constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding through which holders of sovereign debt (including the Fund) may attempt to collect all or a portion of their investment upon a default, which could result in significant losses to the Fund.

The Fund may invest in Brady Bonds, sovereign debt securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Investments in Brady Bonds involve various risks associated with investing in sovereign debt securities and may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to lose interest or principal on holdings consisting of Brady Bonds.

The Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Some of the countries in which the Fund may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future where holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

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The ability or willingness of foreign governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social, economic and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund’s investments. The countries issuing such instruments may be faced with social and political issues and some of them have experienced high rates of inflation and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations and/or the values of its obligations may decline significantly. If an event of default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws designed to protect and enforce the rights of creditors may not apply to issuers of sovereign debt obligations in many jurisdictions may be substantially different from those applicable to issuers of private debt obligations, and/or may be ineffective in enforcing the Fund’s rights or effecting a recovery on the Fund’s investments. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Fund’s NAV, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Commodities. The Fund may invest directly or indirectly in commodities (such as precious metals, industrial metals, natural gas or other energy commodities, and agriculture and livestock). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative activity of other investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation or other confiscation, economic or other sanctions, international regulatory, political, and economic developments (for example, regime changes, trade disputes, wars and changes in economic activity levels), and developments affecting a particular sector, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs and international economic, political and regulatory developments. Certain commodities may also originate from or be produced in countries or regions that are experiencing or may experience social and political unrest and may be subject to risks associated with economic, social or political developments in those countries or regions.

The Fund may also use commodity-related derivatives such as commodity-linked swaps, commodity index-linked structured notes and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. These swaps expose the Fund economically to movements in commodity prices. The Fund may also invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. Structured notes may be structured by the issuer or the purchaser of the note. Structured notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. The Fund may also take long and/or short positions in commodities by investing in other investment companies, ETFs or other pooled investment vehicles, such as commodity pools. Certain of these other investment vehicles may seek to provide exposure to commodities without actually owning physical commodities, and may therefore produce different results than they would through ownership of the commodities.

The Fund may hold positions in commodity futures contracts. Commodity futures contracts are agreements between two parties in which one party agrees to buy an asset from another party at a later date at a price and quantity that is agreed upon at the time the contract is made. Commodity futures contracts are generally traded on futures exchanges. Transactions in commodity futures that are traded on futures exchanges occur through a clearing corporation that processes trades, offers a secondary market for futures trading, and offers trading of futures contracts with standardized contract expiration dates and contract sizes. Commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. Upon entering a futures transaction, the purchaser is typically required to deposit an initial margin payment to a futures commission merchant. Futures clearinghouses typically mark every futures contract to market at the end of each trading day. If the Fund’s futures positions have declined in value, the Fund may be required to post additional margin when its futures contracts are marked-to-market. Prior to the expiration of a futures contract, the Fund may elect to close out its position, at which time a final determination of variation margin is made. At that time, the Fund then realizes any loss or gain on the futures transaction.

The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. The requirements for qualification as a RIC can limit the manner in or extent to which the Fund may enter into certain commodity-related derivatives, such as commodities futures contracts discussed above, and such derivatives may adversely affect the Fund’s ability to qualify as a RIC. See “Distributions and Taxes” below.

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Tender Option Bonds. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by the Fund. The TOB Floater is generally issued to investors (typically a money market fund) and the TOB Residual is generally issued to other investors, including, potentially, the Fund, that may have sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other DoubleLine-managed accounts may also contribute municipal bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If multiple DoubleLine-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by the Fund may provide the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of the Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the issuer of the municipal bond, a substantial downgrade in credit quality of the municipal bond (or issuer thereof), or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., the Fund) to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts and agreed on a new tender option bond structure in which the Fund may hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund as the TOB residual holders.

Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed with the Liquidity Provider.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities may entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

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If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when to do so is not in the best interests of the shareholders.

The Fund also may invest in “synthetic” convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities or instruments that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be used for the Fund where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Adviser believes that such a combination would better promote the Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, an investor may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities may be created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks.

The Fund’s investment in convertible securities may also be generally subject to the risks associated with investment in fixed income securities. See “—Debt Securities Risks.”

Exchange-Traded Notes (“ETNs”). The Fund may invest in ETNs. ETNs have many features of senior, unsecured, unsubordinated debt securities. Their returns are linked to the performance of a particular asset, such as a market index, less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The Fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant asset. ETNs do not typically make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the asset to which the ETN is linked, and the credit rating of the ETN issuer. ETNs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment. The market value of an ETN may differ from the performance of the applicable asset and there may be times when an ETN trades at a premium or discount to the underlying asset’s value. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the assets on which the ETN’s return is based. A change in the issuer’s credit rating may also affect the value of an ETN despite the underlying asset remaining unchanged.

ETNs are also subject to tax risk. For tax purposes, no assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs or amounts realized thereon; further, the requirements for qualification as a RIC may limit the extent to which the Fund may invest in certain ETNs. See “Distributions and Taxes” below.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

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ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Securities” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes. The Fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Inflation-Protected Securities. The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Infrastructure Investments. The Fund may invest in securities and other obligations of U.S. and non-U.S. issuers providing exposure to infrastructure investments. Infrastructure investments include, without limitation, fixed or floating-rate debt instruments or loans issued to finance (or re-finance) the ownership, development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets. Infrastructure investments also include investments in the debt securities of or loans made to issuers of various types including issuers that invest in, own or hold infrastructure assets; or issuers that operate infrastructure assets or provide services, products or raw materials related to the development, construction, maintenance, renovation, enhancement or operation of infrastructure assets. Issuers in which the Fund may invest may include, among others, operating companies, special purpose vehicles, including vehicles created to hold or finance infrastructure assets, municipal issuers, and government-related issuers.

Infrastructure investments include assets or projects that support the operation, function, growth or development of a community or economy. The infrastructure assets to which the Fund may have exposure, directly or indirectly, include, without limitation, those related to transportation (e.g., airports, metro systems, subways, railroads, ports, toll roads, airplanes); electric utilities and power (e.g., power generation, transmission and distribution); energy (e.g., exploration & production, pipeline, storage, refining and distribution of energy); renewable energies (e.g., wind, solar, hydro, geothermal); communication networks and equipment; water and sewage treatment; social infrastructure (e.g., health care facilities, government accommodations, and other public service facilities); metals and mining; and shipping, cement, steel, and other resources and services related to infrastructure assets (e.g., chemical companies).

The values of the Fund’s infrastructure investments may be entirely dependent upon the successful development, construction, maintenance, renovation, enhancement or operation of infrastructure assets or infrastructure-related projects. Accordingly, the Fund may have significant exposure to adverse economic, regulatory, political, legal, demographic, environmental and other developments affecting the success of the infrastructure assets or projects in which it directly or indirectly invests.

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Initial Public Offerings. The Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in distributions taxable to shareholders subject to tax.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds advised by the Adviser to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will be available to the Fund or improve the Fund’s performance.

Municipal Bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the IRS or a state tax authority could cause the income from some of these obligations to become taxable.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of private activity bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

The Fund does not expect to qualify to pass through to shareholders the tax-exempt character of interest on municipal bonds.

The Fund may also invest in certain types of municipal bonds that are not tax-exempt. See “—Tax Credit Bonds” below.

Participation interests. The Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. The Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement.

Stand-by commitments. If the Fund purchases municipal bonds, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time. It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration.

Yields. The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings assigned by NRSROs represent their opinions as to the credit quality of the municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase by the Fund, an issue of municipal bonds or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold an investment in its portfolio.

Moral obligation bonds. The Fund may invest in so-called moral obligation bonds, where repayment is backed by a moral commitment of an entity other than the issuer, if the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the Fund.

Municipal leases. The Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain non-

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appropriation clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a non-appropriation lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Pre-refunded municipal bonds. The Fund may invest in pre-refunded municipal bonds, which are a type of municipal bond where the issuer, prior to final maturity of the bond, has set aside high-quality debt instruments in a designated escrow account to fund in full the payment of the amount owed at final maturity to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Fund is funded from the securities in the designated escrow account, which typically holds U.S. Treasury securities or other obligations of the U.S. government, including its agencies and instrumentalities (“Agency Securities”). Pre-refunded municipal bonds usually will bear an AAA rating (if a re-rating has been requested and paid for) because they typically are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by the Fund nonetheless still subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. The interest on pre-refunded bonds issued on or before December 31, 2017 is exempt from federal income tax; the interest on such bonds issued after December 31, 2017 is taxable federal income tax purposes.

Revenue Bonds. The Fund may invest in revenue bonds, which are a type of municipal bond payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and other infrastructure assets or projects. Although some of these obligations may be unsecured, municipal bonds may provide security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Because revenue bonds are typically payable only from revenue generated by the facility, class of facilities, facility operator, or special excise tax proceeds for payment of interest and principal, rather than the credit of the state or local government authority issuing the bonds, revenue bonds may be subject to greater credit risk than general obligations because of the relatively limited source of revenue. Industry-specific conditions may also affect the investment quality and value of revenue bonds (see “—Infrastructure Sector Risk” below).

Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or before December 31, 2017, on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if the Fund is eligible to pass through such tax credits to shareholders, the Fund may choose not to do so.

Additional risks. Securities in which the Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, such as the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal bonds in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds. Further proposals limiting the issuance of municipal bonds may well be introduced in the future.

Private Investment in Public Companies (“PIPEs”). The Fund may invest in PIPE transactions. In a typical PIPE transaction, the Fund will acquire stock of a company (such as convertible notes or convertible preferred stock) that is convertible into common stock through a private placement pursuant to Regulation D. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the OTC markets, but the securities that are acquired in the PIPE transaction are not registered and will be subject to restrictions on their resale. Due to the potentially illiquid nature of such securities, the purchase price in a PIPE transaction will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer will generally be contractually obligated to seek to register the securities under the U.S. securities laws within an agreed upon period of time after the PIPE transaction. However, the Fund may not be able to sell its shares until that registration process is completed. PIPE transactions are subject to the risk that the issuer may be unable to register the securities for public resale in a timely manner, or at all, in which case the securities could be sold only in a privately negotiated transaction and, potentially, at a price less than that paid by the Fund. Disposing of such securities may involve negotiation and legal expenses. Even if such securities are registered for public sale, the resulting market for the securities may be thin or illiquid, which could make it difficult for the Fund to dispose of such securities at an acceptable price.

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Private Investment Vehicles. The Fund may also invest in private investment funds, pools, vehicles, or other structures such as, without limitation, hedge funds, private equity funds or other pooled investment vehicles, which may take the form of corporations, partnerships, trusts, limited partnerships, limited liability companies, or any other form of business organization (collectively, “private funds”), including those sponsored or advised by the Adviser or its related parties. Private funds may utilize leverage without limit and, to the extent the Fund invests in private funds that utilize leverage, the Fund will indirectly be exposed to the risks associated with that leverage and the values of its shares may be more volatile as a result. If a private fund in which the Fund invests is not publicly offered or there is no public market for its shares, the Fund will typically be prohibited by the terms of its investment from selling its shares in the private fund, or may not be able to find a buyer for those shares at an acceptable price. Securities issued by private funds are generally issued in private placements and are restricted securities. An investment in a private fund may be highly volatile and difficult to value. The Fund would bear its pro rata share of the expenses of any private fund in which it invests. See “—Private Placement and Restricted Securities” below.

An investment in private funds sponsored or advised by the Adviser or its related parties presents certain conflicts of interest. Private funds may pay the Adviser (or its related parties) different levels of fees, each based on the amount of assets invested in them. Accordingly, the Adviser or its related parties will earn fees if the Adviser invests the Fund’s assets in private funds that pay fees to the Adviser or its related parties, and will earn more in payments if the Fund’s assets are allocated to those private funds paying fees at the highest rates. This provides the Adviser an incentive to allocate the Fund’s assets into those private funds that pay the highest rate of fees to the Adviser and its related parties; however, the Adviser has a duty to disregard that incentive and allocate the Fund’s assets based on the best interest of the Fund.

Rule 144A/ Regulation S Securities. The Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144, 144A or Regulation S), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. There may also be limited public information available regarding investments in private funds, which will make such investment particularly dependent on the analytical abilities of the Fund’s portfolio managers.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Real Estate Investment Trusts (“REITs”). Exposure to the real estate sector may be gained by investing in a variety of ways, including by investing in real estate investment trust (“REIT”) securities and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate or that hold interests in real estate, such as mortgages. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related securities. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

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Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit, and are subject to the risks described below under “mortgage-backed securities risk” and “prepayment risk.” Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

The Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions attributable to REITs made by the Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. Certain distributions made by the Fund attributable to dividends received by the Fund from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders, as discussed below.

Redeemable Securities. Certain securities held by the Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Short Sales and Short Positions. Short sales are transactions in which the Fund sells an instrument it does not own, in anticipation of a decline in the market value of that instrument. To complete such a transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. To borrow the instrument or establish the position, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold or position established. The net proceeds of the short position will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short positions.

The Fund will incur a loss as a result of the short position if the price of the instrument or the value of the reference asset increases between the date of the short sale or short position and the date on which the Fund replaces the borrowed instrument or otherwise closes out the transaction. The Fund will generally realize a gain if the instrument or the value of the reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short position. There can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain instruments in the market, legal restrictions on short sales, or other reasons. The loss to the Fund from a short position is potentially unlimited.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy.

Short-Term Investments. Short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.

Special Purpose Acquisition Companies. The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. The Fund’s affiliates may create a SPAC for purchase by the Fund to assist the Fund in purchasing certain assets not otherwise available to the Fund.

Stapled Securities. The Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

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Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Credit-Linked Notes. The Fund may invest in credit-linked notes, which are a type of structured note (see “—Structured Products and Structured Notes Risk”) that are typically set-up as a pass-through note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly invest in a basket of derivative instruments, such as credit default swaps, total return swaps, interest rate swaps and/or other securities, in order to provide exposure to the high yield or another debt securities market. Credit-linked notes are privately negotiated transactions whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities,” such as an infrastructure-related bond. Through the purchase of a credit-linked note, the Fund assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The Fund also is exposed to the credit risk of the issuer of the credit-linked note in the full amount of the purchase price of the note, and the notes are often not secured by the reference securities or other collateral. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit-linked notes are also subject to the risks of the reference securities, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, valuation risk, leverage risk and management risk, underlying the credit-linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Trustees or persons acting at their direction.

The market for credit-linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit-linked note may not be available or the market may not be active.

Warrants. The Fund may invest in warrants, which are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms

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than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Commercial and Residential Real Estate Loans. The Fund may acquire performing commercial whole mortgage loans secured by a first mortgage lien on commercial property, which may be structured to either permit the Fund to retain the entire loan, or sell the lower yielding senior portions of the loans and retain the higher yielding subordinate investment. Typically, borrowers of these loans are institutions and real estate operating companies and investors. These loans are generally secured by commercial real estate assets in a variety of industries with a variety of characteristics. The Fund may originate and own entire whole loans or in some cases may choose to originate and syndicate a portion of the risk or participate in syndications led by other institutions. In some cases, the Fund may originate and fund a first mortgage loan with the intention of selling the senior tranche, or an A-Note, and retaining the subordinated tranche, or a B-Note, or mezzanine loan tranche. The Fund may seek, in the future, to enhance the returns of all or a senior portion of its commercial mortgage loans through securitizations, should the market to securitize commercial mortgage loans recover. In addition to interest, the Fund may receive origination fees, extension fees, modification or similar fees in connection with our whole mortgage loans.

The Fund may also acquire performing residential mortgage loans secured by a first mortgage lien on residential property. Typically, borrowers of these loans are individuals rather than institutions, and the quality of residential real estate loans can depend largely on the credit characteristics of the underlying borrowers. In the last decade, the residential mortgage market in the United States experienced difficulties that resulted in losses on residential mortgage loans (especially subprime and second-lien mortgage loans). There can be no assurance that such difficulties would not be experienced again, which could result in losses as a result of investments in residential real estate loans. For more information regarding these and other risks, see “—Mortgage Backed Securities Risks.”

B-Notes. The Fund may originate or invest in B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. B-Notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.

Mezzanine Loans. The Fund may also originate or invest in mezzanine loans, which are loans that are subordinate in the capital structure of the borrower, meaning that there may be significant indebtedness ranking ahead of the borrower’s obligation to the Fund in the event of the borrower’s insolvency. Such loans may be collateralized with tangible fixed assets such as real property or interests in real property, or may be uncollateralized. As with other loans to corporate borrowers, repayment of a mezzanine loan is dependent on the successful operation of the borrower. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan.

While mezzanine investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the mezzanine investments and may benefit from cross-default provisions and security over the borrower’s assets, some or all of such terms may not apply to particular mezzanine investments. Mezzanine investments generally are subject to various risks including, without limitation, (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt incurred in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations. In addition to interest, the Fund may receive origination fees, extension fees, modification or similar fees in connection with investments in mezzanine loans.

Income Deposit Securities. The Fund may purchase income deposit securities (“IDSs”). Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it were characterized as equity rather than debt, then it would be possible that the interest paid on the notes might be treated as dividends (to the extent paid out of the issuer’s earnings and profits, but it is not at all clear that such dividends would qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity

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value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Master Limited Partnerships. The Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. The Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of the Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a RIC under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

Zero-Coupon and Payment-in-Kind Bonds. The Fund may invest without limit in so-called zero-coupon bonds (sometimes referred to as discount notes or bonds) and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

Perpetual Bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds are often callable after a set period of time, typically between 5 and 10 years. It is possible that one or more perpetual bonds in which the Fund invests will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.” See “Distributions and Taxes” below for additional information on the tax considerations relating to the Fund’s equity investments in passive foreign investment companies.

Event-Linked Bonds. Event-linked exposure may be gained by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the principal amount of the bond is reduced (potentially to zero), and the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose an investor to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

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Bank Capital Securities. The Fund may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities may be issued by banks to help fulfill their regulatory capital requirements. Bank capital securities may be of any credit quality. Bank capital securities may include, among other investments, fixed-maturity dated subordinated notes; hybrid securities with characteristics of both debt obligations and preferred stocks; perpetual callable securities with no maturity date and a cumulative interest deferral feature, which permits the issuer bank to withhold payment of interest until a later undetermined date; and convertible debt securities that can be converted at the issuer’s option to equity securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.

The Fund may invest in contingent securities structured as contingent convertible securities also known as “CoCos.” Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”). Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined by the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and market risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the Trigger Event. In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended. Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not.

Bank Obligations. The Fund may also invest in other bank obligations including, without limitation certificates of deposit, bankers’ acceptance and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Litigation. The Fund or the Adviser on behalf of the Fund may participate in bankruptcy, insolvency or other similar proceedings relating to securities held by the Fund and join creditors’ committees to preserve and pursue the Fund’s rights. Further, the Adviser or the Fund may, on occasion, initiate litigation against an issuer or related parties in connection with securities presently or previously held by the Fund (whether by opting out of an existing class action lawsuit or otherwise). There can be no assurance of any recovery in any such proceeding and there may be significant delay in achieving any recovery. The Fund will bear its own costs in pursuing such actions, including, potentially, retaining counsel to represent the Fund on a contingency or other fee basis. The Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain foreign jurisdictions. It may be difficult or impossible to obtain or enforce remedies against governments, their agencies and sponsored entities. The Fund could be subject to claims against it and any litigation it pursues could result in counterclaims against it, all of which could adversely affect the Fund.

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RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by the Fund. Generally, since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of the Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up. You can lose money by investing in the Fund. There is no guarantee of successful performance, that the Fund’s objective can be achieved or that an investment in the Fund will achieve a positive return. An investment in the Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors and shareholders should consider the following risks. Please see the Fund’s Prospectus for more information on the principal risks and investment strategies associated with the Fund. The Fund’s risks listed below are in alphabetical order, not in order of importance. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in the Fund may be subject (in varying degrees) to the following risks discussed below. The Fund may be more susceptible to some of the risks than others. You should read all of the risk information for the Fund presented below carefully, because any one or more of these risks may result in losses to the Fund.

General

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Affiliated Fund Risk

Investing in other investment companies or private investment vehicles sponsored or managed by the Adviser or related parties of the Adviser, including other DoubleLine Funds, involves potential conflicts of interest. For example, the Adviser or its related parties may receive fees based on the amount of assets invested by the Fund in such other investment vehicles, which fees may be higher than the fees the Adviser receives for managing the Fund. Investment by the Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser will have an incentive to invest the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties. The Fund’s Adviser has agreed to reduce its advisory fee to the extent of advisory fees paid to the Fund’s Adviser or its related parties by other investment vehicles in respect of assets of the Fund invested in those vehicles. This agreement will reduce, but will not eliminate, the conflicts described above. In addition, the Fund must pay its pro rata portion of an affiliated investment company’s fees and expenses. With respect to investments by affiliated funds in the Fund, the Adviser may determine to redeem all or a portion of the affiliated fund’s investment in the Fund, which may adversely affect the Fund’s liquidity and NAV. Additionally, investment in another investment company may subject the Fund to the underlying risks of such investment company See “—Large Shareholder Risk” and “Portfolio Management—Conflicts.” Due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to invest in other DoubleLine Funds, even if the investment would be appropriate for the Fund.

Asset-Backed Securities

Asset-backed investments tend to increase in value less than other debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar or greater risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, pre-payments on asset-backed securities may increase and the Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). There is a risk that borrowers may default on their obligations in respect of those underlying obligations.

Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen.

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Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized by a trust because of, among others, unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors. For example, the Fund may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer or sponsor, as applicable. Certain servicers or sponsors may have limited operating histories to evaluate. The insolvency of a servicer or sponsor may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. The Fund also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

Borrowing Risk

The Fund may borrow money (or engage in transactions that are economically similar to borrowing money) to make investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, some of which have the potential to increase the volatility of the NAV of Fund shares. Borrowing causes the Fund to incur interest expenses and potentially other borrowing fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations. As of the date of this SAI, the Fund may have available to it an uncommitted line of credit that it may draw on to manage its liquidity needs, subject to the policies and procedures that govern the allocation of the available credit under the facility. The Fund may be subject to commitment fees and other charges in addition to the stated interest rate on borrowings to maintain the lines of credit. There can be no assurance that any line of credit will remain available to the Fund or that any facility will be available to the Fund when the Fund seeks to draw on the facility.

Capital Controls

Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which the Fund invests may significantly and adversely affect the values and liquidity of the Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of the Fund’s assets from the affected jurisdiction.

Collateralized Debt Obligations Risk

CDOs are a type of asset-backed security and include CBOs, CLOs and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets

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before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally involve less credit risk as they are typically paid before junior tranches. The holders of interests in the most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower potential yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt obligations. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Commercial Paper Risk

Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment.

Concentration Risk

Concentrating investments in related investments increases the risk of loss because the investments may decline in value due to, for example, developments adversely affecting the industries in which the issuers of the investments operate. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect a given industry, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

Counterparty Risk

The Fund will be subject to the credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) to the extent the party promises to honor an obligation to the Fund (an obligor) with respect to a transaction, such as securities loans, repurchase agreements or certain derivatives (including swaps). There can be no assurance that an obligor will be able or willing to meet its obligations. If a counterparty becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to the Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in enforcing contractual remedies and obtaining any recovery under its contract with the counterparty, including realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that the Fund has provided and is entitled to recover. The Fund may have to provide or may hold at various times significant amounts of collateral with respect to one or more counterparties.

If the Fund’s claim against a counterparty is unsecured, the Fund will likely be treated as a general creditor of such counterparty to the extent of such unsecured claim. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. New regulatory requirements may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small number of counterparties, it will be subject to increased counterparty risk.

Qualified Financial Contracts. Regulations adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

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Clearing Broker and Central Clearing Counterparty Risk: Some derivative transactions (including futures contracts and certain interest rate and index credit default swaps) are required to be or are capable of being centrally cleared. In a transaction involving such cleared derivative transactions (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Entering into a cleared derivative transaction subjects the Fund to the credit risk of the clearing house and the clearing member through which it holds its cleared positions. Clearing members guarantee performance of their clients’ obligations to the clearing house.

There is a risk that assets deposited by the Fund with any clearing member as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Although a clearing member is required to segregate assets from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets, if a clearing member does not comply with the applicable regulations, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the assets held by the clearing member. Similarly, all customer funds held at a clearing organization in connection with any cleared derivative transactions are held by account class in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared derivatives transactions of customers of a clearing member are also held by account class in an omnibus account, but with respect to cleared swaps, CFTC rules require that the clearing member notify the clearing organization of the amount of the initial margin provided by the clearing member to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing members generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of their customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing member’s other clients or the clearing member’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing member on behalf of the Fund with the clearing organization. In addition, in the event of the bankruptcy or insolvency of a clearing house, the Fund might experience a loss of funds deposited through its clearing member as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearing house. Credit risk of market participants with respect to cleared derivatives transactions is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system.

In some ways, cleared derivative arrangements can be less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements may be held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection, or could realize a loss. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for uncleared derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are relatively new and evolving, so their ultimate impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to

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reduce systemic risk (e.g., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result. While these new systems are introduced into the market, as noted above, central clearing and related requirements expose the Fund to new kinds of risks and costs, not all of which are known as these new processes emerge and evolve.

Cyclical Opportunities Risk

The Fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Adviser believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund’s share prices.

Debt Securities Risks

Debt securities are subject to various risks. Debt securities are subject to, among others, two primary (but not exclusive) types of risk: credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of the Fund.

Credit Risk: refers to the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due. If an investment’s issuer, counterparty or other obligor fails to pay interest or otherwise fails to meet its obligations to the Fund, the value of the investment might be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Actual or perceived changes in the financial condition of an obligor, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (including debt securities commonly known as “high yield” securities or “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage and reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets. Credit risk is heightened to the extent the Fund has fewer counterparties.

In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of repayment. They are not guarantees as to quality and they do not reflect market risk.

Extension Risk: refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Interest Rate Risk: refers to the risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. Interest rate changes may affect the value of a fixed income instrument directly (especially in the case of fixed rate instruments) and indirectly (especially in the case of adjustable rate instruments). In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates. Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

The values of variable and floating rate debt securities are generally less sensitive to interest rate changes as compared to fixed rate debt instruments, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A floating rate debt security’s interest rate depends on the characteristics of the reset terms, including the index chosen and the frequency of reset and any caps or floors, among other things. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate debt securities may decrease in value if interest rates increase. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the Fund’s NAV.

Prepayment Risk/Reinvestment Risk: Many types of debt securities, including floating rate loans, mortgage-backed securities, and asset-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation

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which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to re-invest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans, mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from the Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by the Fund from its investments is likely to have a negative effect on the dividend levels, NAV and/or overall return of the Fund.

LIBOR Risk: The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Defaulted Securities

The Fund may invest in securities in default. Defaulted securities risk refers to the significant risk of uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk.

Emerging Market Countries

Investing in securities of emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some emerging market countries tend to have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of its investment portfolio. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities and investments in emerging markets can become illiquid. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

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In addition, emerging market countries’ exchanges’ and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

The currencies of certain emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries. The Fund may invest in commodities or commodity-related investments that are found in or exported from emerging market countries or the values of which are affected significantly by economic or other conditions in emerging market countries.

Investments in emerging markets may be considered speculative.

China Bond Connect Risk. Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in other fixed-income securities in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect the Fund’s ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. In addition, securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Moneymarkets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”)). The Fund’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of the Fund’s Hong Kong sub-custodian. Therefore, the Fund’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce the Fund’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose the Fund to the credit risk of the relevant securities depositories and the Fund’s Hong Kong sub-custodian. While the Fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

The Fund’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect.

Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund, which may negatively affect investment returns for shareholder. Bond Connect trades are settled in RMB, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

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China Stock Connect Risk. The Fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) through the Shanghai and Shenzhen – Hong Kong Stock Connect (“Stock Connect”), or that may be available in the future through additional stock connect programs, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

PRC regulations require that, in order to sell its China A-Shares, the Fund must pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit the Fund’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. The Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the Fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Adviser (and/or any subadviser, as the case may be) to effectively manage the Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of the Fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

Equity Issuer Risk

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particularly industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the values of equity securities may decline for a number of reasons that may relate directly to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than bonds and other debt securities, although under certain market conditions various fixed income investments may have comparable or greater price volatility. The values of equity securities paying dividends at high rates may be more sensitive to change in interest rates than are other equity securities.

Focused Investment Risk

A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors, or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region sector or asset class may react similarly to specific economic, market, regulatory, political, or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

To the extent the Fund invests in the securities of a limited number of issuers or assets related to particular commodities, it is particularly exposed to adverse developments affecting those issuers or commodities, and a decline in the market value of a particular security or commodity held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers or assets related to a broader group of commodities. In addition, the limited number of issuers or commodities to which the Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.

Foreign Currency

Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies, and derivatives that provide exposure to foreign currencies. The values of foreign currencies, securities denominated in foreign currencies, or derivatives that provide exposure to foreign currencies may be adversely affected by currency exchange rates, currency exchange control regulations, foreign withholding or other taxes, restrictions or prohibitions on the repatriation of foreign currencies, changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or other political and economic developments in the U.S. or abroad. Currencies of emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. The local

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emerging market currencies in which the Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries. To the extent the Fund has invested in debt instruments of companies located or doing business in foreign markets and that have issued debt instruments denominated in U.S. dollars or another non-local currency, fluctuations in currency exchange rates could also negatively impact such investments. For example, increases in the value of the U.S. dollar relative to its value at the time the debt was issued can increase the costs of interest and repayment to the issuer and could result in defaults on the issuer’s debt obligations.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of the Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although the Fund’s income may be received or realized in local currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions.

Foreign Securities

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding or other taxes on dividends, interest gains and proceeds; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading and custody practices abroad may offer less protection to investors such as the Fund. Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by the Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. Forecasting market movements is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short time period. In addition, when used for hedging purposes, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If the Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

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Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions and dealer mark-ups, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund’s transactions effected on foreign exchanges.

Investments in futures contracts and options thereon are subject to the risks of cleared derivatives transactions described under “Counterparty Risk” in this SAI.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. Secondary market liquidity risk is enhanced in certain markets such as options on foreign currency futures contracts. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies). See also “Risks Arising From Government Regulation of Derivatives” below.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Inflation-Indexed Bond Risk

Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a RIC and eliminate Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Infrastructure Sector Risk

The values of the Fund’s infrastructure investments (“Infrastructure Investments”) may be entirely dependent upon the successful development, construction, maintenance, renovation, enhancement or operation of infrastructure assets or infrastructure-related projects. In the case of debt instruments or loans issued to finance (or refinance) the ownership, development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets, the Fund may be entirely dependent on revenues or profits earned in respect of the infrastructure asset or project to receive the repayment of any principal and interest owed to it. Accordingly, the Fund has significant exposure to adverse economic, regulatory, political, legal, demographic, environmental and other developments affecting the success of the infrastructure assets or projects in which it directly or indirectly invests.

Infrastructure investments are subject to a variety of risk factors that may adversely affect their success including significant use of leverage, high financing or interest costs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of similar services, unfavorable demographic trends, obsolescence of the related service or product it provides, cost over-runs, developmental delays, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, poor planning, unexpected maintenance capital expenditures, increased operating expenses, and other factors. Additionally, infrastructure-related projects may be subject to regulation by various governmental authorities, including with respect to the rates they can charge for their products or services, and can be significantly affected by government spending policies because infrastructure-related issuers may rely, to a significant extent, on U.S. and foreign government demand for their products and services.

Infrastructure investments (and related infrastructure assets) may also be adversely affected by natural disasters, terrorism or other catastrophes, legal challenges due to environmental, operational or other issues, the imposition of special tariffs or changes in tax laws, changes in exchange rates or interest rates, changes in prices for competitive services, economic

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conditions, tax treatment, removal or diminution of governmental subsidies, additional regulation, governmental intervention, litigation, negative publicity and public perception and unfavorable events in the regions where assets are located (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). There is also the risk that corruption may negatively affect infrastructure projects and other infrastructure assets, especially in emerging markets, resulting in, among other things, delays and cost overruns. Infrastructure projects may face competition from government-sponsored projects, which could decrease the revenues generated from the asset or the number of available investment opportunities for the Fund.

A significant portion of the revenues of certain infrastructure assets or projects may be from one customer or a relatively small number of customers, including governmental entities and utilities. Accordingly, the values of certain infrastructure investments may be highly sensitive to the loss of one or more of those customers, and the loss of any single client may result in the issuer’s payment default.

The Fund may make investments in infrastructure assets or projects that have not yet completed the construction phases of their development and which are not yet generating cash or revenue. Unexpected delays in completion of the construction phase in relation to any such project, any “overrun” in the costs of construction or any construction or maintenance defect, may adversely affect the ability of the issuer of the Fund’s investments to service its debts. Any resulting default may adversely affect the value of the Fund’s investment.

The Fund may make investments from time to time in infrastructure loan assets which are held on existing lenders’ books, which means that a default by the counterparty may expose the Fund to losses regardless of the performance of the underlying projects or loans. The market for infrastructure bonds and loans is emerging but also rapidly developing, which means there may be fewer investment opportunities than other fixed-income sectors. There also may be fewer market participants willing to purchase infrastructure-related investments compared to other debt markets. Infrastructure assets and related investment opportunities may be more prevalent in developing or emerging markets, where certain of the risks described above, including the risk of default, may be heightened. See “—Emerging Market Countries.”

To the extent that there are environmental liabilities arising in the future in relation to any sites owned or used by an infrastructure company or project (including, for example, clean-up and remediation liabilities), a company may be required to contribute financially towards any such liabilities which in turn may increase its risk of defaulting and/or adversely affect the values of the Fund’s investments.

Some infrastructure-related projects may utilize relatively new or developing technologies and there may be issues in relation to those technologies that become apparent only in the future. Such issues may give rise to additional costs for the relevant issuer or project or may otherwise result in the financial performance of the infrastructure project being poorer than anticipated. This may adversely affect the values of the Fund’s investments. Additionally, technological advances in the future may reduce the competitive efficiency of existing or commissioned infrastructure projects, services, or networks.

Infrastructure assets, including investments related to infrastructure projects and infrastructure-related companies, may be more susceptible to adverse economic or regulatory occurrences and other specific risks affecting their industries, which may adversely affect the development and success of the infrastructure companies and projects related to assets in which the Fund invests; delay or limit repayment of the principal and interest payments on a borrower’s loans or other debt; adversely affect the Fund’s rights in collateral relating to a loan or other investment; or otherwise adversely affect the value of the Fund’s investments.

The Fund’s ability to recover in respect of a defaulted bond or loan may be limited. Some infrastructure-related debt instruments may not be secured by any assets and may not be supported by other credit enhancements. Where recourse to a guarantor, or other third party, or other assets exists, recovery on a defaulted bond or loan may require the Fund to incur significant costs and delay and/or require participation in restructuring or bankruptcy proceedings. In certain jurisdictions, the Fund may have limited or no rights in respect of such proceedings. In the case of a defaulted bond or loan, the Fund may determine to sell its investment or claim at a price substantially below what it might receive if it participated in a restructuring or bankruptcy proceeding for a variety of reasons, including to avoid incurring significant costs, delay or uncertainty, or because of the potentially adverse consequences that may occur if the Fund takes possession of certain types of assets.

In addition to the risks described above, each of which may adversely affect the values of the Fund’s investments, sector-specific risks may also adversely affect the values of the Fund’s investments. A summary of some of the principal sector-specific risks is included below. The inclusion of a specific risk below with respect to a specific sector does not mean that that risk does not apply in respect of the Fund’s other investments:

Transportation. Transportation-related infrastructure assets may be adversely affected by, among other things, economic and market changes, fuel prices, labor relations, geo-political concerns and insurance costs. Transportation-related infrastructure assets and related businesses may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Electric Utilities and Power. Deregulation may subject utility- and power-related infrastructure assets to greater competition and may adversely affect their performance. Assets in the utilities and/or power industries may have difficulty obtaining financing for large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility and power assets to operate profitably. Government regulators monitor and control utility and power revenues and costs, and therefore may limit utility-related profits. There is no assurance that regulatory authorities will grant rate increases in the future. Energy conservation and changes in climate or environmental policy may also have a significant adverse impact on the revenues and expenses of utility and power-related assets. Additionally, independent power producers may face other risks such as but not limited to (i) market risks, (ii) project risks, and (iii) structural risk.

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Energy. Energy-related infrastructure assets may be highly cyclical and highly dependent on energy prices. The success of such assets can be strongly affected by one or more of the following: the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances. Infrastructure assets and projects in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the revenue or earnings available to support the assets’ financing. Energy-related projects face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Assets involving pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks. Any such event could have serious consequences for the general population of the affected area. Energy-related projects can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy-related assets may have relatively high levels of debt and may be more likely to have to restructure their debt if there are downturns in energy markets or the economy as a whole.

Renewable Energy. Governments may provide a range of incentives and subsidies for specific types of assets, especially for renewable energy assets. Changes in the application of government policy in relation to the incentives and subsidies that they provide may have a material impact upon the profitability or viability of renewable-energy related infrastructure-related assets.

The generation of power from renewable energy sources tends to be reliant upon relatively recent technological developments (or the application thereof), and therefore unforeseen technical deficiencies with installations may occur. Moreover, the reliance of any renewable energy project, or group of projects, on a variable resource (for example, ambient light in the case of solar power projects, wind speed in the case of wind power projects and waste in the case of waste-to-energy projects) may affect the profitability of a site or sites. In addition, in the event of a failure of a utility or other private company contracted to purchase power produced by an installation or expiration of such a contract, in which the Fund has invested, difficulties may arise in contracting with a replacement power purchaser.

Communication Networks and Equipment. The telecommunications market is characterized by increasing competition and regulation by various regulatory authorities. Infrastructure assets in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain assets obsolete. Telecommunication-related infrastructure assets may depend on franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and increasing regulatory oversight, among other factors, has led to consolidation within the sector, which could lead to further regulation or other negative effects in the future. Various forms of cyber attack, the sophistication and lethality of which continues to evolve, threaten communication networks and could severely hamper any infrastructure project dependent upon communication networks and equipment.

Public and Social Infrastructure. Public and social infrastructure assets, such as hospitals, schools, government accommodations, and other public service facilities projects, may be subject to risks that include, but are not limited to, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of such services, uncertainties concerning costs, adverse political developments, and the level of government spending on infrastructure projects.

Metals and Mining. Investments in metals and mining related infrastructure assets may be speculative and subject to greater price volatility than investments in other types of companies. The performance of assets in this sector is related to, among other things, worldwide metal prices, and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time. Metals and mining assets may also be subject to the effects of competitive pressures in the metals and mining industry.

Industrial. Industrial-related infrastructure assets may be adversely affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these assets and their ability to repay their debts. The industrials sector may also be adversely affected by changes or trends in commodity prices, which can be highly volatile.

The Fund’s investments in infrastructure investments will expose it to the risks of investing in the global commodity markets and particular commodities, and the value of the Fund’s shares may be adversely affected by changes in the values of commodity prices, which can be extremely volatile and difficult to value. The values of commodities may be affected by a wide range of factors, including changes in overall market movements, speculative activity of other investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, economic or other sanctions, international regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), environmental issues or regulation, and developments affecting a particular sector, industry or commodity, such as drought, floods, or other weather conditions, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs and international economic, political and regulatory developments.

Investing in Special Situations

Periodically, the Fund might use aggressive investment techniques. These might include seeking to benefit from what the Adviser perceives to be special situations, such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur as expected by the Adviser, which could have a negative impact on the price of the issuer’s securities. The Fund’s investment might not produce the expected gains or could incur a loss.

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Large Shareholder Risk

Certain account holders, including funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. For example, the Adviser and/or its related parties currently provide asset allocation investment advice, including recommending the purchase and/or sale of shares of the other DoubleLine Funds, to a number of large investors. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The Fund and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are also authorized by statute, regulation and otherwise to take extraordinary actions in the event of market emergencies. To the extent the Fund invests in the derivatives and futures markets, see also “Risks Arising from Government Regulation of Derivatives” and “Clearing Broker and Central Clearing Counterparty Risk” below.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. The CFTC has proposed position limits for certain swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its related parties may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

Rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities require the sponsor of certain securitization vehicles (or a majority owned affiliate of such sponsor) to retain, and to refrain from transferring, selling, conveying to a third party, or hedging the credit risk on a portion of the assets transferred, sold, or conveyed through the issuance of the asset-backed securities of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to the Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets that are typically held by securitization vehicles, which in turn could negatively affect the returns on the Fund’s investment in asset-backed securities.

Investors should also be aware that some EU-regulated institutions (including banks, certain investment firms, and authorized managers of alternative investment funds) are restricted from investing in securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and (in the case of authorized managers of alternative investment funds) the sponsor and the originator of the securitization; and (ii) the originator, sponsor, or original lender of the securitization has explicitly disclosed to the institution that it will retain, on an ongoing basis, a net economic interest of not less than 5% of specified credit risk tranches or asset exposures related to the securitization. Although these requirements do not apply directly to the Fund, the costs of compliance, in the case of any securitization within the EU risk retention rules in which the Fund has invested or is seeking to invest, could be indirectly borne by the Fund and the other investors in the securitization. See also “Risks Arising From Government Regulation of Derivatives” below.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). The risks of investing in loans include the risk that the borrowers on loans held by the Fund may be unable to honor their payment obligations due to adverse conditions in the industry or industries in which they operate.

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The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.

In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.

During periods of severe market stress, it is possible that the market for loans may become highly illiquid. In such an event, the Fund may find it difficult to sell loans it holds, and, for loans it is able to sell in such circumstances, the trade settlement period may be longer than anticipated.

Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when the Fund purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In addition, a limited number of states require purchasers of certain loans, primarily consumer loans, to be licensed or registered in order to own the loans or, in certain states, to collect a rate of interest above a specified rate. As of the date of this SAI, the Fund does not hold any such license or registration in any states where a license or registration is required, and there can be no assurance that the Fund will timely or ever obtain any such licenses or registration.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Additional risks of investments in loans may include:

Agent/Intermediary Risk. If the Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal interest and other amounts with respect to the Fund’s interest in the loan. In addition, if the Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Collateral Impairment Risk. Even if a loan to which the Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan. This risk is increased if the Fund’s loans are secured by a single asset. In addition, the Fund’s interest in collateral securing a loan may be found invalid or may be used to pay other outstanding obligations of the borrower under applicable law. In the event that a borrower defaults, the Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, that all or some of the collateral may be illiquid or that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. The Fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase the Fund’s operating expenses and decrease its NAV.

Equity Securities and Warrants Risk. The acquisition of equity securities may generally be incidental to the Fund’s purchase of a loan. The Fund may acquire equity securities as part of an instrument combining a loan and equity securities of a borrower or its affiliates. The Fund also may acquire equity securities issued in exchange for a loan or in connection with the default and/or restructuring of a loan, including subordinated and unsecured loans, and high yield securities. Equity securities include common stocks, preferred stocks and securities convertible into common stock. Equity securities are subject to market risks and the risks of changes to the financial condition of the issuer, and fluctuations in value.

Highly Leveraged Transactions Risk. The Fund may invest in loans or debt instruments made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans and are generally considered speculative. If the Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.

Stressed, Distressed or Defaulted Borrowers Risk. The Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans and are generally considered speculative. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans.

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A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan.

The Fund has authorized the Adviser to act on its behalf in pursuing the Fund’s rights in certain bankruptcy, restructuring or other “workout proceedings,” including proceedings that may occur outside of the United States, and the Adviser may designate a third party to represent the Fund’s interests in such proceedings. The risks associated with participation in such workout proceedings, and of investing in distressed investments generally, may be more pronounced in foreign jurisdictions in which the laws governing such proceedings, and the formality of such proceedings, may differ significantly from equivalent proceedings in the United States. If the Adviser’s assessment of the eventual recovery value of a distressed security proves incorrect or if the actions taken by the Adviser or its designee prove unsuccessful, the Fund may be required to accept cash or instruments worth less than originally anticipated. In addition, events, including unexpected or unforeseeable events, may occur during the workout proceedings with respect to the borrower (for example, corruption relating to the borrower or a related party or government action that might affect the proceeding) and may also adversely affect the value of the Fund’s investment. The Fund could potentially lose more than its original investment to the extent, for example, the terms of the arrangements provide for the Fund to indemnify its agents or other third parties for losses they incur in connection with their representation of the Fund in a workout proceeding.

If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund. For example:

●

Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

●	A bankruptcy (or other) court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

●	The court might discharge the amount of the loan that exceeds the value of the collateral.

●

The court may award (or a creditor group may negotiate to receive) securities or other forms of compensation that vary as to terms, seniority, and structure from that of the original debt investment purchase by the Fund.

●

The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

Limited Information Risk. Because there is limited public information available regarding loan investments, the Fund’s investments in such instruments are particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Interest Rate Benchmarks Risk. Interest rates on loans typically adjust periodically, often based on changes in a benchmark rate, plus a premium or spread over the benchmark rate. The benchmark rate may be LIBOR, the Prime Rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).

Some benchmark rates may reset daily; others reset less frequently. The interest rate on LIBOR-based loans is reset periodically, typically based on a period between 30 days and one year. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer. Investing in loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. Interest rates on loans with longer periods between benchmark resets will typically trail market interest rates in a rising interest rate environment.

Certain loans may permit the borrower to change the base lending or benchmark rate during the term of the loan. One benchmark rate may not adjust to changing market or interest rates to the same degree or as rapidly as another, permitting the borrower the option to select the benchmark rate that is most advantageous to it and less advantageous to the Fund. To the extent the borrower elects this option, the interest income and total return the Fund earns on the investment may be adversely affected as compared to other investments where the borrower does not have the option to change the base lending or benchmark rate.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Risk” above for more information.

Restrictive Loan Covenants Risk. Borrowers must comply with various restrictive covenants that may be contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.

Some of the loans in which the Fund may invest or to which the Fund may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Such loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders may have to rely on covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, the Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

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Senior Loan and Subordination Risk. In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

The Fund’s investments in Senior Loans may be collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non-public company, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets they own. However, the value of the collateral may decline after the Fund buys the Senior Loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit the Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the Senior Loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value.

If a borrower defaults on a collateralized Senior Loan, the Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the Senior Loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the Adviser determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.

The Fund can invest in Senior Loans that are not secured. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans typically present greater risks than collateralized Senior Loans.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly-available information, some Senior Loans are not as easily purchased or sold as publicly-traded securities. Some Senior Loans and other Fund investments are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price. Direct investments in Senior Loans and investments in participation interests in or assignments of Senior Loans may be limited.

Settlement Risk. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of such loans for a substantial period after the sale. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans.

Servicer Risk. The Fund’s direct and indirect investments in loans are typically serviced by the originating lender or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments.

Foreign Loan Risk. Loans involving foreign borrowers may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.

Lender Liability. A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held by the Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or the Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan. In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held by the Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.

Debtor-In-Possession Loan Risks. Obligations issued in connection with restructuring proceedings under the U.S. Bankruptcy Code or similar proceedings in other jurisdictions (“DIP financings”) are subject to additional risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code, and any DIP financing must be approved by the bankruptcy court. These financings are typically senior obligations of a borrower issued in connection with a restructuring that are designed to allow the entity to continue its business operations while reorganizing under Chapter 11. In DIP financings, the borrower potentially assumes large amounts of debt in order to have the financial resources to attempt to achieve its restructuring objectives. DIP financings are often fully secured by a lien on the debtor’s otherwise unencumbered assets but may also have senior or equal priority to other senior lenders or be secured by a junior lien on the debtor’s encumbered assets (so long as requirements as to collateralization of the loan and other legal requirements are satisfied). DIP financings are often required to close in a rapid manner in order to satisfy existing creditors. In any DIP financing, there is a risk that the borrower will not emerge successfully from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing and any remaining unencumbered assets. DIP financings may be subject to some of the risks described under “Highly Leveraged Transactions” above.

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The Fund may invest in loans directly or by investing in the DoubleLine Floating Rate Fund.

For more information on lending risks specific to investments in infrastructure-related assets, please refer to “—Infrastructure Sector Risk” above.

Lower Rated Securities Risk

The Fund may invest in fixed income instruments that are at the time of investment rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other NRSRO or that are at the time of investment unrated instruments determined by the Adviser to be of comparable quality. Corporate bonds and certain other fixed income instruments (for purposes of this discussion, all such instruments are herein referred to as “securities”) rated below investment grade, or such instruments that are unrated and are determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as junk bonds.

Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Fund will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Fund invests are frequently subordinated to senior indebtedness.

The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Adviser’s ability to accurately value high yield bonds and the Fund’s assets may be more difficult because there is less reliable, objective data available. In addition, the Fund’s ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent the Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in high yield securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality securities.

High yield securities include (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by emerging credit companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, at times there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to shareholders to qualify for the favorable tax treatment afforded RICs and their shareholders under the Code and may, therefore, have to dispose of portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

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Mortgage-Backed Securities Risks

Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

Credit and Market Risks of Mortgage-Backed Securities. Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support, or that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities. An investment in a privately issued mortgage-backed security is generally less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency or sponsored corporation.

Mortgage-backed securities may be structured similarly to CDOs and may be subject to similar risks. See “— Collateralized Debt Obligations Risk” in the Prospectus and SAI for more information. For example, the cash flows from the collateral underlying the mortgage-backed security may be split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Interest holders in senior tranches are entitled to the lowest interest rates but are generally subject to less credit risk than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying mortgage loan default. If some loans default and the cash collected by the issuer of the mortgage-backed security is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will generally be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool.

The residential mortgage market in the United States has experienced difficulties at times, and the same or similar events may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increased in the last recession and potentially could begin to increase again. A decline in or flattening of housing values (which was experienced recently and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage-related securities has resulted and again may result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for the Fund. It is possible that such limited liquidity in secondary markets could return and worsen.

Ongoing developments in the residential and commercial mortgage markets may have additional consequences to the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. Many so-called sub-prime mortgage pools have become distressed during periods of economic distress and may trade at significant discounts to their face value during such periods.

Additionally, mortgage lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors may result in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may contribute to higher delinquency and default rates on mortgage loans. Tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may contribute to a reduction in the prepayment rate for mortgage loans generally. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

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Mortgage loans may experience greater rates of delinquency and foreclosure due to underwriting standards. These mortgage loans may not meet the sponsor’s general underwriting policies for prime mortgage loans due to borrower credit characteristics. In addition, the underwriting program may permit less restrictive underwriting criteria as compared to general underwriting criteria, including additional types of mortgaged properties, categories of borrowers and/or reduced documentation requirements, such as no verification of income or no verification of assets. As a consequence, delinquencies, foreclosures and cumulative losses may be expected to be greater with respect to these mortgage loans than with respect to mortgage loans originated in conformity with the general underwriting standards. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. See “—Collateralized Debt Obligations” above for a discussion of investments in structured products with multiple tranches. The U. S. Government conservatorship of Freddie Mac and Fannie Mae in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally. In addition, there may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Fund’s assets.

The FHFA, as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Under the FHFA’s “Single Security Initiative” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of uniform mortgage-backed securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their offerings of “to be announced”- eligible mortgage-backed securities. The long-term effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency or sponsored corporation. Because mortgage-backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

Commercial Mortgage-Backed Securities (“CMBS”) Risks. CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment, Extension, and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have often paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater

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extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

Stripped Mortgage Securities. Part of the investment strategy of the Fund may involve the purchase of interest-only or principal-only Stripped Mortgage Securities. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters and Related Securities Risk. Investments in inverse floaters and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The effect of the reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose the Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

Mortgage Dollar Rolls

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the price of the security the Fund sold for immediate settlement. Mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings.

Operational and Information Security Risks

The Fund and its service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to the Fund. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its Adviser, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks or other operational issues may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Similar types of risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. In addition, cyberattacks involving a counterparty to the Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. In addition, the adoption of work-from-home arrangements by the Fund, the Adviser or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Adviser or their service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Fund or its service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in

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large part because different or unknown threats or risks may emerge in the future. The Adviser and the Fund do not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Adviser or the Fund.

Options Transactions

The effective use of options depends on the Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a covered put or call writer would be unable to utilize the amount held in cash, U.S. Government Securities, or other liquid securities as security for the option for other investment purposes until the exercise or expiration of the option.

The Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

In addition, the hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write (sell) or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write. See also “Counterparty Risk” and “Clearing Broker and Central Clearing Counterparty Risk” in this SAI.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of an option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or the contract value of the relevant index at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or the value of the index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or securities, the price of the put or call option may move more or less than the price of the related security or securities.

Investments in options are also subject to the risks described under “Counterparty Risk” in this SAI. To the extent that the Fund utilizes unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write. See also “Risks Arising From Government Regulation of Derivatives” in this SAI.

Preferred Securities Risk

In addition to many of the risks associated with both debt securities (e.g., interest rate risk and credit risk) and common shares or other equity securities (see “Investment Practices—Equity Securities” above), preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities also may contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or

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defer (in the case of cumulative preferred securities), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities.

Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Ratings Categories – Use of Credit Ratings by the Fund

A description of the rating categories as published by Moody’s and S&P is set forth in the Appendix to this SAI. (Other NRSROs use different categorizations, which may also be utilized by the Fund.) Ratings assigned by Moody’s, S&P or other NRSROs to securities acquired by the Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular issuer does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although the Fund’s portfolio managers may consider credit ratings in making investment decisions, they typically perform their own investment analysis. There is no assurance that a rating assigned initially will not change.

When an investment is rated by more than one NRSRO, the Adviser will utilize the highest credit rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of the Fund’s assets in securities rated investment grade) except where the Fund has a policy to invest a certain minimum percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest credit rating that applies to that investment.

Reinvestment Risk

Income from the Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the yield and total return of the Fund’s shares.

Reliance on the Adviser

The Fund’s ability to achieve its investment objective is dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

Repurchase Agreements

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, the Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. The Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement. See also “Counterparty Risk” and “Risks Arising From Government Regulation of Derivatives” in this SAI.

Restricted Securities, Rule 144A/Regulation S Securities Risk

The Fund may hold securities that the Fund is prevented or limited by law or the terms of an agreement from selling (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility. For example, Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers (or other purchasers qualified to buy such securities) interested in purchasing such securities.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to be entitled to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement. Reverse repurchase agreements are considered borrowings by the Fund.

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The Fund’s use of reverse repurchase agreements, dollar rolls and similar transactions is subject to the risk that the market value of the securities that the Fund is obligated to purchase or repurchase under the agreement may decline below the purchase or repurchase price. The Fund’s use of such agreements also subjects the Fund to the risks described under “Counterparty Risk” in this SAI. For example, in the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase or repurchase the securities. See also “Risks Arising From Government Regulation of Derivatives” in this SAI.

Risks Arising From Government Regulation of Derivatives

U.S. and non-U.S. legislative and regulatory reforms, including the Dodd-Frank Act, have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements for certain types of swap contracts and other derivatives. For example, rules under the Dodd-Frank Act require certain over-the-counter derivatives, including certain interest rate swaps and certain index credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. In addition, the U.S. government and the EU have adopted mandatory minimum margin requirements for uncleared derivatives, which will require the Fund to provide more margin for its derivatives, and therefore make derivative transactions more expensive. Because these requirements are relatively new and evolving, their ultimate impact remains unclear. Such regulations could, among other things, restrict the Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner the Adviser might otherwise choose.

In November 2019, the SEC re-proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The ultimate impact, if any, of the new rule remains unclear, but if adopted as proposed, the rule would, among other things, require that the Fund limit derivatives exposure through one of two value-at-risk tests, eliminate the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and related SEC staff guidance, and require the Fund entering into reverse repurchase agreements (or other similar financing transactions) to count its exposure under such agreements and transactions towards its required asset coverage requirement under Section 18 of the 1940 Act. The Fund would be required to adopt and implement a derivatives risk management program. If the Fund’s derivatives usage is maintained at minimal levels, however, it would not be subject to the full requirements under the rule. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions. These limitations may substantially curtail the Fund’s ability to use derivative instruments and inhibit the Adviser’s ability to establish what it views as the optimal investment exposure for the Fund. If the proposed rule is adopted, the Fund might not be able to use derivative instruments, reverse repurchase agreements and other transactions to the same extent as if the current regulatory structure had remained in place, and the ability of the Adviser to pursue the Fund’s investment objective as currently anticipated, and the Fund’s investment performance, might be adversely affected.

Risks of Unrated Securities

The Fund may purchase unrated securities (which are not rated by a rating agency) unless prohibited by its investment policies. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

Sector Risk

The risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of a portfolio manager’s choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors. Specific types of sector risk include the following:

Financial Services Risk: The Fund may invest a significant portion of its assets in the financial services sector or may engage in transactions with one or more counterparties in the financial services sector. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and the types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets,

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take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios. Financial losses associated with investment activities can negatively impact the sector, especially when financial services companies are exposed to financial leverage. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Natural Resource Risk: The Fund may invest in companies that derive their value from natural resources, and therefore may be particularly subject to risks affecting those companies. Natural resources may include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities.

Natural resource prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in a limited number of natural-resource-producing countries may have a direct effect on the commercialization of natural resources, and consequently, on their prices. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia.

Securities Lending

The Fund may lend portfolio securities with a value up to 33 1⁄3% of its total assets, including collateral received for securities lent. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. Also, there is the risk that the value of the investment of the collateral could decline causing the Fund to lose money. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

New regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements in the event the counterparty or its affiliate becomes subject to a resolution or insolvency proceeding. See also “Counterparty Risk” and “Risks Arising From Government Regulation of Derivatives” in this SAI.

Service Providers

The Fund may be subject to credit risk with respect to its custodians or any sub-custodian in a custodian’s global network. The Fund could be adversely affected in the event of a custodian’s or sub-custodian’s bankruptcy, financial insolvency or financial distress. Even if a custodian or sub-custodian of the Fund does have sufficient assets to meet all claims, which may not always be the case, there could still be a delay before the Fund receives assets to satisfy the Fund’s claims. Market fluctuations during any period of delay could adversely affect the performance of the Fund if the Fund is unable to dispose of a security being held by a custodian. In addition, in the event of the insolvency or bankruptcy of the Fund’s administrator, transfer agent or custodian(s) there are likely to be operational and other delays and additional costs and expenses associated with changes in service provider arrangements that could adversely affect the Fund. The Fund could also be adversely affected by the misfeasance of its custodians, sub-custodians, or other service providers. The Fund is also subject to the risk of loss caused by inadequate procedures and controls, human error, and system failures by a service provider to it or an issuer of a portfolio security, each of which may negatively affect the Fund’s performance. In addition, a service provider may be unable to provide a NAV for the Fund or share class on a timely basis.

Small Companies Risk

Investing in small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Structured Products and Structured Notes Risk

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. “Structured Products and Structured Notes Risk” refers to the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of the multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations.

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Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other portions of this SAI provide more information about these specific structured products.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor, when the return of the structured note is based on the movement of one or more factors, may cause significant price fluctuations. Additionally, changes in the value of the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, the Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

Temporary Defensive Strategies

When attempting to respond to adverse market, economic, political, or other conditions, the Fund may take temporary defensive positions that may be inconsistent (including materially inconsistent) with the Fund’s principal investment strategies. The Adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s exposure to such adverse conditions under the circumstances. In implementing these strategies, the Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, derivative instruments, cash or money market instruments (including, money market funds), or any other securities or instruments that the portfolio managers consider consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, the Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. The Fund may also use derivatives, such as futures contracts, interest rate swaps, and credit default swaps, as an efficient means to adjust the Fund’s interest rate, credit, and other exposures in connection with taking such temporary defensive positions. During periods when the Fund has taken temporary defensive positions, the Fund may not achieve its investment objective.

U.S. Government Securities Risk

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. No assurance can be given that the U.S. Government will provide financial support to its agencies and sponsored entities if it is not obligated by law to do so.

In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy

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and securities markets or on the Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments. In recent periods, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.

Risks of Zero-Coupon Bonds

Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities and certain derivatives) by the average market value of the Fund. The Adviser manages the Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in the Fund’s current income and gains available for distribution to its shareholders. The Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, it is in the best interest of the Fund to do so, for example, because an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains, including short-term capital gains taxable as ordinary income when distributed to taxable shareholders, or losses and could result in a high portfolio turnover rate during a given period. Transactions in equity securities typically involve the payment of brokerage commissions, which are borne by the Fund and negatively affect the Fund’s performance. Debt securities are normally traded on a principal basis, involving a mark-up or mark-down of the price which is an indirect transaction cost, and therefore the Fund incurs transaction costs when trading them. Its costs are incorporated in purchase or sale prices and negatively affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended March 31, 2020 was 13%. The Fund commenced operations on June 28, 2019.

DISCLOSURE OF PORTFOLIO INFORMATION

Beginning with the month ended July 31, 2020, it is the policy of the Trust to disclose an unaudited listing of its portfolio of investments as of month-end (“Portfolio Holdings”). Such information is posted on the Fund’s website, typically beginning on the 30th calendar day after the end of the month (or, if not a business day, the next business day thereafter). After such information is posted on the Fund’s website, it is then also available to shareholders and others upon request to the Fund. Shareholders and others who wish to obtain Portfolio Holdings for a particular month (only after such information is posted on the Fund’s website) may make a request by contacting the Fund at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific Time, Monday through Friday. Requests for Portfolio Holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted. After the Fund’s Portfolio Holdings have been published on the Fund’s website or have otherwise become publicly available (e.g., by a required filing with the SEC), there are no limits on the dissemination of the information.

In addition, the Fund may disclose on a selective basis Portfolio Holdings at any time to analysts, ratings agencies, outside fund evaluators and data aggregators such as, but not limited to, Morningstar, Lipper, Bloomberg and Standard and Poor’s. Fund officers and their designees may release the Fund’s non-public Portfolio Holdings if (i) there is a legitimate business purpose for doing so and (ii) the recipient agrees to treat such non-public Portfolio Holdings as confidential or is otherwise subject to a duty of confidentiality (provided that analysts and rating agencies may publish portfolio positions upon the consent of authorized personnel, under circumstances where such personnel determine that such information is publicly available through the Fund’s website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of the Fund.

In addition, Portfolio Holdings are provided or otherwise available on a real-time basis to third-party service providers of the Fund (and their personnel) who require the information to provide services to the Fund, including the Adviser, the Fund’s custodians, U.S. Bank National Association and State Street Bank and Trust Company; pricing service providers, including Thomson Reuters/Lipper, Vickers Stock Research, and CapitalBridge (formerly Citigate Financial); liquidity risk management program service providers, including ICE Data Pricing & Reference Data, LLC; broker-dealers who facilitate the Fund’s trading; creditors or securities lending agents (if any); the Fund’s accountant and administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services; auditors, including the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP; and Ropes & Gray LLP, counsel to the Fund. KPMG, LLP (“KPMG”), and its investment adviser, Goldman Sachs Asset Management, L.P., receive certain non-public portfolio holdings information regarding certain DoubleLine Funds in which KPMG employee retirement plans and their related persons invest, which supports KPMG’s ability to assess its compliance with independence-related requirements applicable to it as an independent public accountant or auditor.

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The Trust’s Chief Compliance Officer or other authorized personnel provide periodic reports to the Trust’s Board of Trustees regarding the operation of the Trust’s policy in respect of Portfolio Holdings information and disclosures made pursuant to it.

No compensation is received by the Fund or the Adviser in connection with the disclosure of Portfolio Holdings.

The Adviser provides advisory services to accounts other than the Fund, including other pooled investment vehicles, separate accounts and other accounts. Such accounts are not governed by this policy and some accounts may not be subject to any portfolio holding disclosure policies and procedures similar to those described above. Some of those other accounts may have investment policies and holdings substantially similar to the Fund and have access to information regarding the holdings of their accounts, including in some cases in real time. Other accounts, such as exchange-traded funds, may be subject to obligations to make their portfolio holdings available daily. In addition, the Adviser may make available information regarding portfolio metrics, model portfolios, or other potential holdings of accounts to prospective clients, clients, and their advisers or consultants in response to requests for proposal or otherwise as part of its marketing efforts of accounts or investment vehicles that may have investment strategies substantially similar to those of the Fund.

For requests for publicly-available portfolio holdings information as of June 30, 2020, please contact the Fund at no charge at 877-DLine11 (877-354- 6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific Time.

BROKERAGE, ALLOCATION AND OTHER TRADING PRACTICES

The Adviser is responsible for the placement of the Fund’s portfolio transactions and, with respect thereto, the negotiation of prices, brokerage commissions, if any, and mark-ups and mark-downs or spreads on principal transactions. The Adviser may also purchase securities on behalf of the Fund in underwritten offerings at fixed prices that include discounts to underwriters and/or concessions to dealers.

In placing a portfolio transaction, the Adviser seeks to achieve best execution. This means that, in selecting broker-dealers to execute portfolio transactions for the Fund, the Adviser seeks to select broker-dealers that will execute securities transactions in a manner such that the total cost or proceeds of each transaction is the most favorable under the circumstances. This does not mean, however, that portfolio transactions are always executed at the lowest available commission or spread, and the Adviser may effect transactions that cause the Fund to pay a commission or spread in excess of a commission or spread that another broker-dealer would have charged if the Adviser determines that, notwithstanding such commission or spread, such transaction is in the Fund’s best interest. In making this determination, the Adviser may take a variety of factors into consideration, including, without limitation, (i) execution quality in light of order size, difficulty of execution and other relevant factors; (ii) associated expenses and costs; (iii) the quality, reliability, responsiveness and value of the provided services; (iv) the operational compatibility between the broker-dealer and the Adviser; (v) the broker-dealer’s safety and soundness; and (vi) the provision of research and brokerage products and services. The provision of research and brokerage products and services is not typically considered in respect of transactions by the Fund when trading fixed income securities.

From time to time, the Adviser receives unsolicited research from various brokers, which may or may not be counterparties to trades placed on behalf of clients. While the Adviser may review and consider certain of the research received, the provision of unsolicited research does not factor into the Adviser’s broker selection process with respect to trading fixed-income securities. Research services include items such as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy and various trading and quotation services. Such services also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. These services also include recommendations as to purchase and sale of individual securities and timing of transactions.

Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund also may be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which the Adviser, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to the Adviser’s trade allocation policy that is designed to ensure that all accounts, including the Fund, are treated fairly and equitably over time.

As of the date of this SAI, the Adviser does not expect to cause the Fund to pay brokers or dealers amounts of commissions for effecting portfolio investment transactions that are in excess of the amount of commission that another broker or dealer would have charged for effecting transactions to compensate the brokers or dealers for “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to accumulate credits to purchase such services. The Adviser may modify its practices in this regard without prior notice to shareholders and, in the event the Adviser does so, the following disclosure regarding such practices shall apply.

As permitted by Section 28(e) of the Exchange Act, the Adviser may, on behalf of a client, pay a broker or dealer, including those acting in the capacity of a futures commission merchant, that provides “brokerage and research services” (as defined in the Exchange Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the client and to other client accounts over which the Adviser exercises investment discretion. Such research services include proprietary research created internally by a broker or by a third-party provider (and made available to the Adviser by a broker) such as, for example, individual stock information and research, industry and sector analysis, trend analysis and forecasting, discussions with individual stock analysts, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, specific information about local markets and applicable regulations, economic trends, and other matters. In addition, a broker may accumulate credits for the Adviser’s account and use them to purchase brokerage and research services at the Adviser’s discretion and based on the Adviser’s determination of the relative benefits of the various services available for purchase. These arrangements are commonly

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known as “commission sharing arrangements.” Accordingly, the Adviser’s clients may be deemed to be paying for research and these other services with “soft” or commission dollars. Research furnished by brokers or dealers or pursuant to credits accumulated at brokers or dealers through commission sharing arrangements may be used in servicing any or all of the Adviser’s clients and may be used for client accounts other than those that pay commissions to the broker or dealer providing the research. The Adviser also may receive soft dollar credits based on certain “riskless” principal securities transactions with brokerage firms. With respect to certain products and services used for both research/brokerage and non-research/brokerage purposes, the Adviser generally allocates the costs of such products and services between its research/brokerage and non-research/brokerage uses, and generally uses soft dollars to pay only for the portion allocated to research/brokerage uses. Examples of products and services used for non-research/brokerage purposes (and not paid for with soft dollars) include equipment and exchange data (e.g., quotes, volume). Some of these services may be of value to the Adviser and its related parties in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser or its related parties receive these services even though the Adviser might otherwise be required to purchase some of these services for cash. The Adviser’s authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

The Adviser’s relationships with brokerage firms that provide soft dollar services to the Adviser (including brokerage firms that participate in commission sharing arrangements) may influence the Adviser’s judgment and create conflicts of interest, both in allocating brokerage business between firms that provide soft dollar services and firms that do not, and in allocating the costs of mixed-use products between its research and non-research uses. When the Adviser uses client brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for such research, products, or services. As such, the Adviser has an incentive to select or recommend a broker-dealer based on the Adviser’s interest in receiving the research or other products or services, rather than on the Adviser’s clients’ interest in receiving most favorable execution. Client trades executed through these brokers or any other brokerage firm may not be at the lowest price otherwise available. The Adviser maintains policies and procedures designed to address such conflicts of interest.

Aggregated Transactions. In an effort to achieve efficiencies in execution and reduce trading costs, the Adviser and its related parties may, but will not necessarily, aggregate securities transactions on behalf of a number of accounts, including accounts of the Fund, at the same time. In addition, the Adviser may execute securities transactions alongside or interspersed between aggregated orders when the Adviser believes that such execution will not interfere with its ability to execute in a manner believed to be most favorable to its clients as a whole. The Adviser may exclude trades for accounts that direct brokerage or that are managed in part for tax considerations from aggregate orders.

When executing aggregate orders, trades will be allocated among accounts using procedures that the Adviser considers to be reasonably designed to be non-preferential and fair and equitable over time. This may include making the allocation on a pro rata basis or on a non-pro rata basis based on various factors, including liquidity requirements, reserves and cash flow considerations; diversification requirements; portfolio duration; amount of capital available for investment by a client, including new clients, as well as projected future capacity for investment; variance of the portfolio from models, target weights or indexes; risk management considerations; the size of the investment relative to the size of the account; client-specific industry and other allocation targets, including each account’s target average credit quality, liquidity, sector targets, and composition; minimum and maximum investment size requirements; tax considerations; legal, contractual, or regulatory constraints specific to or imposed by a client; and any other relevant limitations imposed by or conditions set forth in the applicable offering or other organizational documents of a client.

The Adviser shares allocations of public offerings and other desirable but limited opportunities to buy or sell securities in a manner that the Adviser considers reasonably designed to be non-preferential and fair and equitable over time, such that no account or group of accounts receives consistently favorable or unfavorable treatment. Generally, such allocations will be made after taking into account cash availability and need, suitability, investment objectives and guidelines and other factors deemed appropriate in making investment allocation decisions for each client. Shares obtained in IPOs will be allocated using these criteria unless the number of shares made available to the Adviser is de minimis, in which case, the shares will be allocated among the eligible accounts based on the Adviser’s assessment of the circumstances.

In addition, and particularly with respect to fixed-income securities, if a small amount of an investment is allocated to the Adviser, the Adviser may allocate it disproportionately, taking into consideration lot size, existing or targeted account weightings in particular securities and/or sectors, account size, diversification requirements and investment objectives/restrictions.

For the fiscal year ended March 31, 2020, the Fund did not pay brokerage commissions.

Certain diligence-related transaction costs. The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in certain instruments, including, for example, a subordinated tranche CMBS, including investments at original issuance, or certain loan instruments, with orders of one or more other DoubleLine Funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the size of the accounts considering the investment opportunity or the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, where the Adviser aggregates the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche CMBS with orders of one or more other DoubleLine Funds or other DoubleLine accounts, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees approval of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to a transaction on behalf of the Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of the Fund from the Fund at a later date. The Fund may incur diligence-related expenses in connection with the evaluation of investment opportunities that the Adviser ultimately determines not to pursue on behalf of the Fund. In some cases, the diligence- or structuring-related expenses that would otherwise be incurred by the Fund or the Adviser may be borne by the sponsor or seller of an investment.

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Regular Broker-Dealers. As of the close of the fiscal year ended March 31, 2020, the Fund did not own securities of its regular broker-dealers as defined by Rule 10b-1 under the 1940 Act. (Generally, a regular broker or dealer of an investment company is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from participating in portfolio transactions, engaged as principal in the largest dollar amount of portfolio transactions, or sold the largest dollar amount of portfolio securities during the Fund’s most recent fiscal year).

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust (the “Board” or the “Trustees”) consists of five Trustees, three of whom are not considered to be “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser and the Trust’s administrator are responsible for the day-to-day management and administration of the Trust.

The Chairman of the Board, Mr. Jeffrey E. Gundlach, also serves as Chief Executive Officer and Chief Investment Officer of DoubleLine Capital. Mr. Gundlach is an interested person of the Trust. Mr. Ronald R. Redell serves as a Trustee and is an interested person of the Trust. He serves as President of the Trust and President of DoubleLine Group LP.

Mr. Raymond B. Woolson serves as the lead Independent Trustee of the Trust. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management or the Trust’s administrator are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board of Trustees, including fund governance, fund management, and leadership issues, and are advised by independent legal counsel. Mr. Woolson serves as Chair for those meetings.

The Board has an Audit Committee consisting of the Trustees who are Independent Trustees. Mr. Woolson serves as the Chairman of the Audit Committee. The Audit Committee’s other members are Messrs. Ciprari and Salter. The Audit Committee makes recommendations to the Board concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting and financial reporting requirements of the 1940 Act. During the fiscal year ended March 31, 2020, the Audit Committee met four times.

The Board has a Qualified Legal Compliance Committee (“QLCC”), consisting of Messrs. Ciprari, Salter, and Woolson. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Fund or by any officer, director, employee, or agent of the Fund. The QLCC did not meet during the fiscal year ended March 31, 2020.

The Board has a Nominating Committee consisting of the Trustees who are Independent Trustees. The members of the Nominating Committee are Messrs. Ciprari, Salter, and Woolson. The Nominating Committee makes recommendations to the Board regarding nominations for membership on the Board as an independent trustee. Based on, among other things, information provided by management of the Trust, the Nominating Committee periodically reviews trustee compensation and recommends any changes it deems appropriate to the Independent Trustees. The Nominating Committee will also consider potential trustee candidates recommended by shareholders provided that the proposed candidates satisfy the trustee qualification requirements provided in the Trust’s Declaration of Trust, as amended, and the Trust’s other governing documents. The Nominating Committee met one time during the fiscal year ended March 31, 2020.

Although not a Committee of the Board, the Fund has a Valuation Committee that, among other things, implements or oversees certain aspects of the Fund’s Pricing and Valuation Policy. The Valuation Committee consists of one or more persons, typically employees of the Adviser, who have been authorized by the Board to make fair value determinations on a day-to-day basis with respect to Fund holdings when market prices are not readily available or are considered unreliable in accordance with Board approved valuation procedures.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees on the Board lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that its Trustees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee other than Messrs. Gundlach and Redell, his status as an Independent Trustee. In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee: Mr. Ciprari, significant experience serving in the investment banking industry and as a senior executive at an investment bank; Mr. Salter, significant experience and familiarity with securities markets and financial matters generally; Mr. Woolson, significant financial consulting, fund accounting, and fund administration experience; Mr. Gundlach, significant experience and service in the investment management industry and as a senior executive at an investment advisory firm; and Mr. Redell, significant experience and service in the investment management industry as a senior executive at an investment advisory firm, significant experience and service as a trustee of DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund, and the Independent Trustees’ experience working with Mr. Redell in those capacities. References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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The Board has determined that its leadership structure is appropriate given the business and nature of the Trust, including (i) the extensive oversight provided by the Adviser, of which Mr. Redell is an executive; (ii) the substantial investment experience of Mr. Gundlach; (iii) the substantial industry leadership experience of Mr. Redell; (iv) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are interested persons of the Trust; and (v) the leadership role of the lead Independent Trustee. The Board expects to review its structure on an annual basis.

In its oversight role, the Board and/or its Committees receive and review reports from the Fund’s officers, including, but not limited to, the President, Chief Compliance Officer and Treasurer, DoubleLine portfolio management personnel and other senior personnel of the Adviser, the Fund’s independent registered public accounting firm, and the Fund’s third-party service providers with respect to a variety of matters, including matters that relate to the operations of the Fund, including related risks.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the general oversight of the Board or the applicable Committee of the Board, the Trust, the Adviser and other service providers to the Trust employ a variety of processes, procedures, and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Board recognizes, however, that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice.

The name, year of birth, and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen and the other directorships held by each Trustee. The business address for each Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Independent Trustees

Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Joseph J. Ciprari 1964	Trustee	Indefinite/ Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	22	None
John C. Salter 1957	Trustee	Indefinite/ Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	22	None
Raymond B. Woolson 1958	Trustee	Indefinite/ Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	22	Independent Trustee, Advisors Series Trust (an open-end investment company with 37 portfolios)(2)

(1)

The term “Fund Complex” as used herein includes as used herein includes the other DoubleLine Funds, DoubleLine Opportunistic Credit Fund, and DoubleLine Income Solutions Fund and DoubleLine Yield Opportunities Fund.

(2)	Quasar Distributors, LLC serves as the principal underwriter of the Fund and of Advisors Series Trust.

Interested Trustees

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of the Adviser and hold direct ownership interests in DoubleLine Capital. Additionally, Mr. Redell is an officer of the Trust.

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Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Jeffrey E. Gundlach 1959	Trustee	Indefinite/ Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	19	None
Ronald R. Redell 1970	President and Trustee	Indefinite/ President Since Inception and Trustee Since January 2019	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Yield Opportunities Fund (since November 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019) and (Executive from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	22	None

(1)	The term “Fund Complex” as used herein includes the other DoubleLine Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund and DoubleLine Yield Opportunities Fund.

Equity Ownership of Trustees in the Fund

The Trustees owned the following dollar ranges of equity securities in the Fund shown in the table below as of the end of the most recently completed calendar year. The table includes, as applicable, securities in which each Trustee holds an economic interest through their deferred compensation plan.

Fund Shares Owned by Trustees as of December 31, 2019

Amount Invested Key
A. $0
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. over $100,000

Name of Trustee	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees
Joseph J. Ciprari	A	E
John C. Salter	A	E
Raymond B. Woolson	A	C
Interested Trustees
Jeffrey E. Gundlach	A	E
Ronald R. Redell	A	E

(1)	The term “Family of Investment Companies” as used herein includes the other DoubleLine Funds, DoubleLine Opportunistic Credit Fund, and DoubleLine Income Solutions Fund.

Trustee Interest in Adviser, Distributor or Affiliates

As of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families own or have owned securities beneficially or of record in the Adviser, Quasar Distributors, LLC (the “Distributor”), or any related party of the Adviser or Distributor during the past two calendar years, as shown by the chart below. As of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families, have or had a direct or indirect interest, the value of which exceeds $120,000 in the Adviser, the Distributor, or any of their affiliates during the past two calendar years.

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Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Joseph J. Ciprari	None	None	None	None	None
John C. Salter	None	None	None	None	None
Raymond B. Woolson	None	None	None	None	None

Trustee Material Interest in Any Transactions with Adviser, Distributor or Affiliates

During the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor, or any affiliate of the Adviser or Distributor was a party.

Compensation of Independent Trustees

The following table shows the annual compensation paid to each Trustee who is not an employee of the Adviser or its affiliates or related parties for his services as Trustee of the Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund and, if applicable, the compensation paid to a Trustee for his service as the Audit Committee Chair and/or the lead Independent Trustee (such compensation being in addition to the fees received for serving on the Board) of the Board of the Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund. The Interested Trustees do not receive any compensation from the Fund for serving as Interested Trustee or officers of the Fund. Compensation is paid on a quarterly basis.

Position	Annual Compensation
Trustee	$396,500(1)
Audit Committee Chair	$21,600
Lead Independent Trustee	$25,000

(1)	The Board has determined to temporarily waive 10% of its fee with respect to DoubleLine Yield Opportunities Fund. Without this waiver, each Trustee’s annual compensation would have been $400,000.

The fees shown above are prorated among the series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund. The Fund will also reimburse the Trustees for travel and other out-of-pocket expenses incurred in connection with attending such meetings of the Trustees.

The Trust has adopted a deferred compensation plan that allows the Independent Trustees to defer payment of compensation earned to a future period. Any compensation deferred under the plan will earn an investment return based on the return of shares of one or more DoubleLine Funds designated by the Trustee in advance.

The following table shows the compensation paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended March 31, 2020.

Name of Trustee	Aggregate Compensation from the Fund(1)	Compensation from Trust and Fund Complex(1) Paid to Trustees
Independent Trustees
Joseph J. Ciprari	$16	$365,000
John C. Salter	$16	$365,000
Raymond B. Woolson	$17	$411,600
Interested Trustees
Jeffrey E. Gundlach	None	None
Ronald R. Redell	None	None

(1)	The term “Fund Complex” as used herein includes the other DoubleLine Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.

Retirement Policy

The Trust has not adopted a retirement policy for the Trustees.

Officers

The officers of the Trust who are not also trustees of the Trust are included in the table below. The business address for each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020	Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Capital (since January 2013). Formerly, Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019).
Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).
Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).
Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2011; Indefinite/Secretary Since July 2018	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Secretary, DoubleLine Income Solutions Fund (since July 2018); Secretary, DoubleLine Opportunistic Credit Fund (since July 2018); Secretary, DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).
David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).
Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).
Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).
Neal L. Zalvan, 1973	AML Officer and Vice President	Indefinite/AML Officer Since May 2016; Indefinite/Vice President Since May 2017	Anti-Money Laundering Officer and Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Anti-Money Laundering Officer, DoubleLine Funds Trust (since May 2016); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Equity LP and DoubleLine Alternatives LP (since March 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Legal/Compliance, Batterymarch Financial Management, Inc. (From June 2011 to December 2012).
Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).
Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017); Fund Operations, PIMCO (from September 2007 to April 2014).

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Grace Walker, 1970	Assistant Treasurer	Indefinite/Since January 2020	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since January 2020); Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).
Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020	Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, DoubleLine Funds Trust (since January 2020); Vice President, DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018). Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).
Robert Herron, 1987	Vice President	Indefinite/Since June 2020	Vice President, DoubleLine Funds Trust (since June 2020); Vice President, DoubleLine Yield Opportunities Fund (since June 2020); Vice President, DoubleLine Income Solutions Fund (since June 2020); Vice President, DoubleLine Opportunistic Credit Fund (since June 2020). Risk Analytics Manager, DoubleLine Capital (since January 2017); Formerly, Risk Analytics Analyst, DoubleLine Capital (from October 2011 to January 2017).

INVESTMENT ADVISORY AGREEMENT

The Trust and DoubleLine Capital are parties to an Investment Management Agreement (the “Advisory Agreement”). DoubleLine Capital was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 23, 2009. The general partner of DoubleLine Capital is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine Capital. As of June 30, 2020, DoubleLine Capital had approximately $137.4 billion of assets under management.

DoubleLine Capital and DoubleLine Alternatives LP share certain personnel and other resources through contractual arrangements with DoubleLine Group LP. All investment personnel of DoubleLine Capital are employees of DoubleLine Group LP and provide services to DoubleLine Capital pursuant to contractual arrangements. The general partner of DoubleLine Group LP is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine Group LP.

Under the Advisory Agreement, the Fund retains DoubleLine Capital to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Fund’s business affairs subject to the oversight of the Board of Trustees. DoubleLine Capital is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund’s investment objective.

DoubleLine Capital furnishes to the Fund office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of DoubleLine Capital to serve, without compensation from the Trust, as officers, trustees or employees of the Trust if desired and reasonably required by the Trust.

The Fund pays a monthly fee to DoubleLine Capital, calculated at the annual rate (as a percentage of the Fund’s average daily NAV) of 0.75%.

DoubleLine Capital has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses of each class of the Fund’s shares to an amount not to exceed 0.90% for Class I shares and 1.15% for Class N shares.

Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above will apply until at least July 31, 2021. However, these expense limitations may be terminated by the Fund’s Board of Trustees at any time.

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DoubleLine Capital is permitted to be reimbursed for fee waivers and/or expense reimbursements it makes to the Fund in the three fiscal years after the fiscal year in which such amounts were waived or reimbursed. The Fund must pay its current ordinary operating expenses before DoubleLine Capital is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by DoubleLine Capital is subject to review and approval by the Fund’s Board of Trustees and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

DoubleLine Capital has contractually waived a portion of its fees or reimbursed certain operating expenses and, as of March 31, 2020, was entitled to recapture the amounts shown below no later than the dates stated below:

Fund(1)	Date of Expiration March 31,
	2021	2022	2023
Emerging Market Local Currency Bond Fund	–	–	$393,049

Except for expenses specifically assumed by DoubleLine Capital under the Advisory Agreement, the Fund bears all expenses incurred in its operations. Fund expenses include the fee of DoubleLine Capital; expenses of the Plan of Distribution pursuant to Rule 12b-1; compensation and expenses of trustees who are not officers or employees of DoubleLine Capital; registration, filing and other fees in connection with filings with states and other regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges and sub-transfer agency and shareholder servicing expenses; brokerage fees and commissions and securities transaction costs; taxes and government fees; legal fees; the fees of any trade association; the costs of the administrator and fund accountant; compliance support services; the cost of stock certificates, if any, representing shares of the Fund; organizational expenses; expenses of shareholder and trustee meetings; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto to the Fund’s shareholders; premiums for the fidelity bond and any directors and officers/errors and omissions insurance; interest and taxes; certain diligence-related costs (see the section entitled “Brokerage, Allocation and Other Trading Practices—Certain diligence-related transaction costs” in this SAI); and any other ordinary or extraordinary expenses incurred in the course of the Fund’s business. The 12b-1 fees relating to the Class N shares will be directly allocated to that class.

The Advisory Agreement will continue in effect as to the Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the Trustees who are not interested persons of the Trust or of DoubleLine Capital (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty at any time on 60 days’ written notice, by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement terminates automatically in the event of its assignment.

The Advisory Agreement also provides that DoubleLine Capital shall not be liable to the Trust for any actions or omissions except for liability resulting from its gross negligence, willful misfeasance, bad faith, or from reckless disregard of its duties.

Since the Fund commenced operations on June 28, 2019, the advisory fees, fee waivers and expense reimbursements (recoupment) for the past fiscal year is shown:

Fiscal year ending March 31, 2020
Gross Advisory Fee Accrued	$55,287
Fee Waiver/Expense Reimbursement	$(393,049)
Fees and/or Expenses Recouped by Adviser	$0
Net Advisory Fee Paid	$0

CODE OF ETHICS

Both the Trust and DoubleLine Capital have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act (the “Code of Ethics”). While the Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund, they also subject such personnel, other than Trustees of the Fund that are not interested persons of the Fund within the meaning of Section 2(a)(19) of the 1940 Act, to a number of procedures and prohibitions with respect to investment activities. These procedures include (1) reporting, including on a quarterly and annual basis, of accounts, position and transaction information, other than positions in certain securities that are excluded from the reporting requirements of Rule 17j-1(d); (2) pre-clearance of securities transactions other than transactions in certain excluded securities and other than certain exclusions based on de minimis trade sizes; and (3) a pre-approval requirement with respect to the purchase of any securities in a private placement, initial public offering or limited offering. The Code of Ethics also prohibits the investment by subject personnel in (1) any security on DoubleLine Capital’s list of restricted securities; (2) uncovered short sales; and (3) uncovered options. Additional restrictions and prohibitions also apply to certain investment personnel subject to the Code of Ethics, including portfolio managers. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

PROXY VOTING POLICIES

The determination of how to vote proxies relating to the Fund’s portfolio securities is made by the Adviser pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

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The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Fund and its shareholders. To assist DoubleLine in carrying out its proxy voting obligations, on behalf of the Adviser, DoubleLine Group LP has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine Group LP, Glass Lewis obtains proxy ballots with respect to securities held by the Fund, evaluates the individual facts and circumstances relating to any proposal, and generally votes on any such proposal in accordance with the guidelines set forth in Appendix B attached hereto (the “Guidelines”). In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to the Adviser as to how to vote on such proposal, which the Adviser may accept or reject in accordance with the Proxy Policy. The Adviser’s personnel are responsible for managing the relationship with Glass Lewis and/or any other third-party proxy voting service provider and for overseeing its compliance with the Proxy Policy. The Adviser, in its discretion, may retain another third-party proxy voting service provider in addition to or in lieu of Glass Lewis.

In connection with exercising a voting or consent right on behalf of the Fund, the Adviser will monitor for material conflicts of interest arising between the Adviser and the Fund in accordance with the Proxy Policy. If no conflict exists, the Adviser will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances in accordance with the Proxy Policy, as discussed above.

If a material conflict does exist, the Adviser will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the guidelines included in the Proxy Policy; (ii) convening a Proxy Voting Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Voting Committee; (iv) voting (or not voting) in accordance with the instructions of the Fund’s Board of Trustees, or any committee thereof; or (v) not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations. In voting proxies, including those in which a material conflict may be determined to exist, the Adviser may also consider the factors and guidelines included in its Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, the Adviser may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where the Adviser determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proposals relating to non-U.S. issuers, the Adviser reserves the right to not vote on such a proposal unless it determines that the potential benefits of voting on such proposal exceed the expected cost to the Fund.

The Adviser supervises and periodically reviews its proxy voting activities and implementation of the Proxy Policy.

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy are available by calling 877-DLine11 (877-354-6311).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Except as noted below in the table, to the Trust’s knowledge, no persons own of record 5% or more of any class of shares of the Fund and no person is reflected on the books and records of the Trust as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of July 1, 2020. A shareholder who beneficially owns 25% or more of the Fund is presumed to control the Fund, and such shareholders will be able to affect the outcome of matters presented for a vote of the Fund’s shareholders. Persons controlling the Fund may be able to determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Advisory Agreement with DoubleLine Capital. As of July 1, 2020, the Trustees and officers of the Trust, as a group, did not own more than 1% of the outstanding shares of any class of the Fund. The Adviser or its related parties or other investment companies sponsored or managed by the Adviser may invest in the Fund, and may at certain times own all, substantially all or a substantial portion of the Fund’s shares during the Fund’s start-up period, in which case such investors may be deemed to control the Fund. The Fund may be deemed to be controlled by DoubleLine Asset Management Company, LLC (“DAMCO”), which made an initial investment in the Fund and continues to hold more than a majority of the outstanding shares of the Fund as of the date of this SAI. There can be no assurance that DAMCO will maintain its investment in the Fund and it may redeem its investment in the Fund at any time without notice. For additional information regarding the principal risks of large investor positions in the Fund, see “Risk Considerations — Affiliated Fund Risk” and “Risk Considerations — Large Shareholder Risk.”

Fund/Class	Shareholder Name & Address	% held as of July 1, 2020
Emerging Markets Local Currency Bond Fund – Class I Shares	DoubleLine Asset Management Co. LLC 333 S. Grand Ave., FL 18 Los Angeles, CA 90071-1504	100.00%
Emerging Markets Local Currency Bond Fund – Class N Shares	DoubleLine Asset Management Co. LLC 333 S. Grand Ave., FL 18 Los Angeles, CA 90071-1504	100.00%

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PORTFOLIO MANAGEMENT

Portfolio Manager Compensation

DoubleLine Capital

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the success of their clients and the Adviser. Portfolio managers are generally compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the net income related to the business unit for which such portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of the Adviser, taking into account factors relevant to the portfolio manager’s contribution to the success of the Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

Ownership of Securities and Other Managed Accounts

The following table sets forth certain information, as of March 31, 2020, regarding all of the accounts managed by the Fund’s portfolio managers. Total assets in the tables are in millions. The portfolio managers may invest in the investment strategy through investment vehicles other than the Fund, including through other funds in the Trust as indicated below.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)

William Campbell	2	$1,228.0 (1)	1	$62.7	0	$0

Mark Christensen	6	$1,962.6 (2)	0	$0	2	$670.9

Valerie Ho	2	$1,228.0 (3)	1	$62.7	0	$0

Su Fei Koo	6	$1,962.6 (4)	0	$0	2	$670.9

	Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)

William Campbell	0	$0	0	$0	0	$0

Mark Christensen	0	$0	0	$0	1	$569.0

Valerie Ho	0	$0	0	$0	0	$0

Su Fei Koo	0	$0	0	$0	1	$569.0

(1)	Mr. Campbell manages the Global Bond Fund with total assets of $1,265,265,382.
(2)	Mr. Christensen manages the Low Duration Emerging Markets Fixed Income Fund with total assets of $198,769,244 and the Emerging Markets Fixed Income Fund with total assets of $883,669,857.
(3)	Ms. Ho manages the Global Bond Fund with total assets of $1,265,265,382.

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(4)	Ms. Koo manages the Low Duration Emerging Markets Fixed Income Fund with total assets of $198,769,244 and the Emerging Markets Fixed Income Fund with total assets of $883,669,857.

The following table sets forth the dollar range of securities of the Fund owned by each portfolio manager of the Fund as of March 31, 2020:

Dollar Range of Equity Securities (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000) in the Fund:
William Campbell	None
Mark Christensen	None
Valerie Ho	None
Su Fei Koo	None

Conflicts

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index that a portfolio investment of the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund. Because of their position with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Investors in the Fund may also be advisory clients of the Adviser or the Fund may invest in a product managed or sponsored or otherwise affiliated with the Adviser. Accordingly, the Adviser may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Fund, may render advice to the Fund that provides a direct or indirect benefit to the Adviser or a related party of the Adviser or may manage or advise a product in which the Fund is invested in such a way that would not be beneficial to the Fund. For example, the Adviser may advise a client who has invested in the Fund to redeem its investment in the Fund, which may cause the Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so. The Adviser could also, for example, make decisions with respect to a structured product managed or sponsored by the Adviser in a manner that could have adverse effects on investors in the product, including, potentially, the Fund. The Adviser currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of the Fund or certain other DoubleLine Funds, to another investment adviser which itself makes that advice available to a number of unaffiliated registered representatives, who then may provide identical or similar recommendations to their clients.

Related parties and advisory clients of the Adviser may provide initial funding to or otherwise invest in the Fund. The Adviser would face a conflict if an account it advises is invested in the Fund and that account’s interests diverge from those of the Fund. When a related party and advisory client provides “seed capital” or other capital for the Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in the Fund. The timing of a redemption by a related party could benefit the related party. For example, the related party may choose to redeem its shares at a time when the Fund’s portfolio is more liquid than at

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times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by a related party, is that investors remaining in the Fund will bear a proportionately higher share of Fund expenses following the redemption.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its related parties engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its related parties may engage in activities where the interests of certain divisions of the Adviser and its related parties or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Potential conflicts may be inherent in the Adviser’s use of multiple strategies. For example, conflicts will arise in cases where different clients (for purposes of this discussion, references to a “client” should be read to include potentially one or more Funds potentially as well as potentially other client accounts, including those in which the Adviser or its related persons and employees may have interests), invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own securities or obligations of an issuer and other clients of the Adviser, may own or seek to acquire different securities of the same issuer. For example, the Fund may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients of the Adviser have an equity investment, or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client.

The Adviser may also, for example, direct a client to invest in a tranche of a structured finance vehicle, such as an MBS, CLO or CDO, where the Adviser is also, at the same or different time, directing another client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. The Adviser may also cause a client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other clients may have an interest, potentially in a manner that will have an adverse effect on the other clients. There may also be conflicts where, for example, a client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other clients or by an entity, such as a structured finance vehicle, in which other clients have an interest.

In each of the situations described above, the Adviser may take actions with respect to the assets held by one client that are adverse to the interests of other clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, the Adviser may find that the interests of a client and the interests of one or more other clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, reorganizations, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or change the terms of any workout) may result in conflicts of interest.

Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. The Adviser may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of a mortgage-backed security that is subordinated to the investment held by other clients. In some cases the Adviser may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on the Adviser, or may sell investments for certain clients (in each case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold). Foregone investment opportunities or actions may adversely affect the performance of a client’s account if similarly attractive opportunities are not available or cannot be identified. In other cases, the Adviser may not refrain from taking actions or making investments on behalf of certain clients that have the potential to disadvantage other Clients. In addition, the Adviser may take actions or refrain from taking actions in order to mitigate legal risks to the Adviser or its affiliates or its clients even if disadvantageous to a client. Moreover, a client may invest in a transaction in which one or more other clients are expected to participate, or already have made or will seek to make, an investment.

Possible Future Activities. The Adviser and its related parties may expand the range of services that it provides over time. Except as provided herein, the Adviser and its related parties will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its related parties have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Joint Insurance Policies. The Fund has entered into (and paid a portion of the premiums of) a joint errors and omissions/trustees and officers insurance policy with the Adviser and certain private funds advised by the Adviser. Participation in the joint policy could potentially limit the recovery of the Fund as a result of, among other reasons, claims by other insureds (such as the Adviser or a private fund) exhausting the available coverage. Such arrangements are reviewed annually by the Board. The Adviser may engage an independent third party to assess the allocation of the portions of the premiums paid by the Fund and the Adviser. Any such expenses borne by the Fund are indirectly borne by the Fund’s shareholders.

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Marketability of the Fund. Certain investments the Fund may make, such as those tied or related to well-known indices or indices sponsored by financial institutions involved in the distribution of mutual funds generally, may enhance the marketability and distribution of the Fund’s shares or encourage certain financial institutions to market or promote the Fund’s shares, potentially benefitting the Adviser because its advisory fee is based on assets under management. The Adviser has a duty to disregard its own interest in selecting investments on behalf of the Fund and does not consider fund marketing or distribution considerations in its investment selection process.

DISTRIBUTION OF TRUST SHARES

Quasar Distributors, LLC (“Distributor”) 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 serves as the nonexclusive distributor of each class of the Fund’s shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust which is subject to approval by the Board. The Distributor has agreed to sell shares of the Fund on a best efforts basis as agent for the Fund upon the terms and at the current offering price (plus sales charge, if any) described in the Fund’s Prospectus. The Trust’s Distribution Agreement is terminable without penalty, on not less than 60 days’ notice, by the Trust’s Board of Trustees, by vote of holders of a majority of the Trust’s shares, or by the Distributor. The Distributor receives no compensation from the Trust except payments pursuant to the Trust’s amended and restated distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”).

The Fund intends to make a continuous offering of its shares. The Fund offers two classes of shares: Institutional Class or Class I shares and Investor Class or Class N shares. Class I shares are offered primarily for direct investment by investors who can meet the high minimum initial investment amount described in the Fund’s Prospectus. Class N shares are offered through firms which are members of FINRA, and which have dealer agreements with the Distributor and other financial intermediaries.

The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of the Fund represent an equal pro rata interest in such class of shares of the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

The Fund has adopted a Distribution Plan under which the Fund may make payments and bear expenses related to the distribution of the Fund’s shares. The Distribution Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on Class N shares. Payments will be made to firms that are members of FINRA and other financial intermediaries for distribution and related services. Payments made pursuant to the Distribution Plan may be paid, either directly or through the Distributor, to various entities, including, potentially, certain DoubleLine affiliates. Services which a firm will provide may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about the Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N shares; and assisting investors in completing application forms and selecting dividend and other account options. Because fees paid under the Distribution Plan are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other sales charges. Since compensation under the Distribution Plan is not directly tied to the expenses incurred by the Distributor, the compensation received by it from the amounts collected under the Distribution Plan during any fiscal year may be more or less than its actual expenses and may result in a profit to the Distributor.

The Distribution Plan provides that it may not be amended to increase materially the costs which Class N shareholders may bear under the Distribution Plan without the approval of a majority of the outstanding voting securities of Class N shares and by vote of a majority of both (i) the Board of Trustees, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related agreements.

The Distribution Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Trustees, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related agreements.

The Fund may make payments under the Distribution Plan in respect of a class of shares of the Fund when shares of that class are not available for purchase.

The Distributor, the Adviser, and/or the Fund may enter into distribution arrangements with financial intermediaries from time to time. Although the Adviser may use financial intermediaries that sell Fund shares to execute portfolio transactions for the Fund, the Adviser will not consider the sale of Fund shares as a factor when choosing financial intermediaries to execute those portfolio transactions.

For the fiscal period ended March 31, 2020, the Fund did not pay any 12b-1 fees in respect of its Class N shares.

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SHAREHOLDER SERVICING ARRANGEMENTS

The Fund, the Distributor and/or the Adviser may make payments to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services to clients, plan participants and others (collectively, “Clients”) on whose behalf they maintain accounts in which shares of the Fund are held (“Services Payments”). See “Payments to Financial Intermediaries” in the Prospectus for more information.

The compensation paid by the Fund, the Distributor, and/or the Adviser to a financial intermediary may be paid continually over time, during the period when the intermediary’s Clients hold investments in the Fund. The compensation to financial intermediaries may include networking fees and account-based fees. The amount of continuing compensation paid by the Fund, the Distributor, and/or the Adviser to different financial intermediaries varies and may, but will not necessarily, reflect the provision of enhanced or additional services by the financial intermediary.

The Distributor, the Adviser, and/or the Fund may enter into servicing arrangements with financial intermediaries from time to time. For the fiscal period ended March 31, 2020, the Fund made no Service Payments. This does not include payments made to financial intermediaries for such services made by the Adviser out of their own assets, including for the purpose of limiting the amount of fees the Funds bear for the services described above.

PAYMENTS BY THE ADVISER

The Adviser has agreed to make payments, at its own expense and out of its own revenues, in connection with the sale and distribution of the shares of the Fund or for services to the Fund and its shareholders. The Adviser has also agreed to compensate certain intermediaries a fixed amount per year as part of the Adviser’s participation in the intermediaries’ select program, which offers, among other things, access to investor forums, consultation services, new distribution platforms, intermediary client events and other promotional opportunities. Such payments are in addition to any Service Payments or Distribution Plan amounts paid to FINRA member firms or to other intermediaries. Additional information regarding these payments is included in the Prospectus under the title “Payments to Financial Intermediaries.”

Each of the intermediaries listed below either received payments as of June 30, 2020 or have entered into contractual arrangements since that date to receive such payments.

Firm
ADP Broker-Dealer, Inc.
Advisor Group, Inc.
American Enterprise Investment Services, Inc.
Ascensus, Inc.
AssetMark Trust Company
Benefit Plan Administration Services, Inc.
BNY Mellon N.A.
Charles Schwab & Company Inc.
Fidelity Brokerage Services LLC
Fidelity Investments Institutional Operations Company, Inc.
Goldman, Sachs & Co.
GWFS Equities Inc.
John Hancock Life Insurance Company (U.S.A.)
John Hancock Life Insurance Company of New York
John Hancock Trust Company, LLC
JP Morgan Securities LLC
Lincoln Retirement Services LLC
LPL Financial LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
Mid Atlantic Capital Corp.
Mid Atlantic Clearing & Settlement Corp
Morgan Stanley Smith Barney LLC
MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC
National Financial Services LLC
Nationwide Financial Services, Inc.
Pershing LLC
PFPC Inc.
Principal Life Insurance Company
Prudential Insurance Company of America
Raymond James & Associates, Inc.
RBC Capital Markets Corp.
Reliance Trust Company
Royal Alliance Associates Inc.
SagePoint Financial Inc.
Securities America, Inc.
T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade Clearing Inc.
TD Ameritrade Trust Company
Teachers Insurance and Annuity Association of America (TIAA)
Triad Advisors, LLC
U.S. Bank, National Association
UBS Financial Services Inc.
VALIC Retirement Services Company
Vanguard Group
Vanguard Marketing Corporation

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Voya Financial Advisors, Inc.
Voya Institutional Plan Services, LLC
Voya Retirement Insurance and Annuity Company
Wells Fargo Clearing Services, LLC
Woodbury Financial Services Inc.

In addition to member firms of FINRA, payments may also be made to their selling and shareholder servicing agents that sell shares of or provide services to the Fund and its shareholders, such as banks, insurance companies and plan administrators.

ADMINISTRATION AGREEMENT

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the administrator of the Trust pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Under the Administration Agreement, the Administrator receives a combined fee from the Fund as part of a bundled-fees agreement for services performed as Administrator, fund accountant, and a custodian. The Administrator provides certain accounting and administrative services to the Trust, including, among other things, fund accounting; calculation of the daily NAV of the Fund; monitoring the Trust’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust’s Form N-CEN. For the fiscal year ended March 31, 2020, the Fund paid the Administrator $22,894.

CONVERSION OF SHARES BETWEEN CLASSES

From time to time, the Fund may permit the conversion of shares of one class to another share class. In effecting a conversion, the Fund may require that the value of shares so converted meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in the applicable state of residence, those shares are otherwise available for offer and sale, and such other terms and conditions as the Fund may determine to require. From time to time, the Distributor may enter into agreements with financial intermediaries to allow them to institute, for their clients, such conversions between share classes of the Fund provided that Fund-specified requirements are met. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund conversion may be subject to higher or lower total expenses following such conversion. Not all DoubleLine Funds may offer all classes of shares or may be open to new investors. Shareholders should consult their tax advisers as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. DoubleLine Funds also reserve the right to refuse any or all requests for conversion. A conversion of shares between classes is exempt from the trading limits described in the Prospectus.

HOW TO BUY AND REDEEM SHARES

Shares in the Fund may be purchased and redeemed in the manner described in the Prospectus and in this SAI.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Fund. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees, some or all of which may be paid or reimbursed by the Fund. See “Payments to Financial Intermediaries” in the Prospectus.

Purchases Through Broker-Dealers and Financial Intermediaries

Shares of the Fund may be purchased and redeemed through certain broker-dealers and financial intermediaries. If purchases and redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Distributor, the broker-dealer may in its discretion, charge a fee for that service.

PURCHASES IN KIND

The Fund may, at the sole discretion of the Adviser, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of the Fund must (1) meet the investment objective and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange or meet other applicable regulatory standards.

DISTRIBUTIONS IN KIND

If the Fund’s Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the Fund may pay, consistent with applicable law, any portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of those securities.

The Trust has filed an election under Rule 18f-1 under the 1940 Act committing the Fund to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period.

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DISTRIBUTIONS AND TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. It does not address special tax rules applicable to certain classes of investors, such as investors holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or IRAs), tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax adviser for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

Taxation of the Fund.

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. MLPs, if any, in which the Fund invests generally will qualify as qualified publicly traded partnerships.

Gains from foreign currencies (including foreign currency futures and foreign currency forward contracts) currently constitute “qualifying income” for purposes of the 90% test described in (a) above. However, the U.S. Treasury has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of qualifying income the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could adversely affect the qualification of the Fund as a RIC.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities.

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If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The Fund will be a personal holding company for U.S. federal income tax purposes if 50% or more of the Fund’s shares are owned, at any time during the last half of the Fund’s taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. If the Fund were a personal holding company, the Fund would be subject to a tax of 20% on all its investment income and on any net short-term gains not distributed to shareholders on or before the fifteenth day of the fourth month following the close of the Fund’s taxable year. In addition, the Fund’s status as a personal holding company may limit the ability of the Fund to pay dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the taxable year and would prevent the Fund from using tax equalization (as described below), which may result in the Fund paying the Fund-level income tax. The Fund will seek to distribute all of its income and gain in a timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that it will be successful in doing so each year.

Under current law, a RIC generally is permitted on its tax return to treat as a dividend the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro rata share of the RIC’s accumulated earnings and profits. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that the Fund is required to distribute as dividends to non-redeeming shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, and the amount of any undistributed income will be reflected in the value of the Fund’s shares. The total return on a shareholder’s investment will not be reduced as a result of using tax equalization. Tax equalization is not available to a RIC that is a personal holding company for federal income tax purposes.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term and the Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated the gains, rather than by how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by the Fund to its shareholders as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

In general, distributions of investment income reported by the Fund to its shareholders as derived from qualified dividend income are taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially

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similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund does not expect that a significant portion of its distributions will be eligible for the corporate dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Pursuant to proposed regulations on which the Fund may rely, distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Distributions of income or gain attributable to derivatives with respect to REIT securities, including swaps, will not constitute qualified REIT dividends.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly. Furthermore, distributions of income or gain attributable to swaps on MLP securities will not constitute qualified publicly traded partnership income and will not be eligible for such deduction.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares of the Fund.

A dividend paid to shareholders by the Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

Distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s NAV also reflects unrealized losses.

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Tax Implications of Certain Fund Investments.

Commodity-Related Investments. The Fund’s use of commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments and from direct investments, if any, in commodities do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does cure such failure by paying a tax at the Fund level.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its revised issue price) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the accrued market discount on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, acquisition discount (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of obligations or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-risk or Defaulted Debt Obligations. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income. Certain distributions made by the Fund attributable to dividends received by the Fund from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders, as discussed above.

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Mortgage-Related Securities. The Fund may invest, including through investments in REITs or other pass-through entities, in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for certain tax-exempt investors, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. The Fund’s investments that are treated as equity investments for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to the Fund’s shareholders. However, the Fund may elect to avoid the imposition of this tax. For example, the Fund may elect to treat a PFIC as a qualified electing fund (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings to the market as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. If the Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or before December 31, 2017, on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if the Fund is eligible to pass through such tax credits to shareholders, the Fund may choose not to do so.

Options and Futures. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (for example, through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the

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former position, including options that are “covered” by the Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls which generally, are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. The straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are marked to market with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (for example, forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (for example, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, the tax rules applicable to derivatives are in many cases uncertain under current law. An adverse determination, future guidance by the IRS or Treasury regulations, in each case with potentially retroactive effect, might bear adversely on the Fund’s satisfaction of the distribution or other requirements to maintain its qualification as a RIC and avoid the Fund-level tax.

Exchange-Traded Notes. The tax rules are uncertain with respect to the treatment, including timing, of income or gains arising in respect of ETNs. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect the Fund’s ability to satisfy the requirements for qualifying for treatment as a RIC and to avoid the Fund-level tax.

Book-Tax Differences. Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. The Fund’s investments in shares of another mutual fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report to its shareholders a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If at the close of each quarter of the Fund’s taxable year, at least 50% of its total assets were to consist of interests in other RICs, the Fund would be a qualified fund of funds. In that case, the Fund would be permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by an underlying fund in which it invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund would be eligible to claim a tax credit or deduction for such taxes. However, even if the Fund were to qualify to make such election for any year, it may determine not to do so. See “Foreign Taxation” below for more information. Additionally, if the Fund were a qualified fund of funds, the Fund would be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. The Fund does not expect to be able to distribute exempt-interest dividends under any other circumstances. Furthermore, even if the Fund were eligible to report any distributions as exempt-interest dividends, it provides no assurance that it would do so.

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If the Fund were to own 20% or more of the voting interests of an underlying RIC, subject to a safe harbor in respect of certain fund of funds arrangements, the Fund would be required to “look through” the underlying RIC to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying RIC’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.

Backup Withholding.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders.

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this blocking effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Sale, Exchange or Redemption of Shares.

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

Tax Shelter Reporting Regulations.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation.

Income, proceeds and gains received by the Fund (or underlying RICs in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which would decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. This will decrease the Fund’s yield on securities subject to such taxes. If more than 50% of the value of the Fund’s

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total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to pass through to shareholders foreign income taxes that it pays. If this election is made, shareholders will be required to include their share of those taxes in gross income as a distribution from the Fund and generally will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on their federal U.S. income tax return, subject to certain limitations. If the Fund were a qualified fund of funds, it would be permitted to elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Investments in Other RICs” above). Even if the Fund is eligible to make such an election for a given year, it may determine not to do so.

Foreign Shareholders.

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends (3) interest-related dividends, each as defined and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (though such exempt interest dividends may be subject to backup withholding).

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the Fund invests in another underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as are eligible, to be treated as short-term capital gain or interest-related dividends, but is not required to do so. In the case of shares held through an intermediary, the intermediary is permitted to withhold even if the Fund reports all or a portion of a payment as a short-term capital gain or an interest-related dividend to shareholders.
Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of U.S. real property interests (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Subject to certain exceptions (for example, for a fund that is a “United States real property holding corporation” as described below), the Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated earnings and profits for the applicable taxable year) when paid to its foreign shareholders.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a U.S. real property holding corporation (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years (a “former USRPHC”). If the Fund holds, directly or indirectly, significant interests in REITs, it may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

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If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Moreover, if the Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e. are in excess of the Fund’s current and accumulated earnings and profits for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholder and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (for example, as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their financial interest in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax adviser, or if holding shares through an intermediary, their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations.

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

SHARES AND VOTING RIGHTS

Shares of each class of the Fund represent an equal proportionate share in the assets, liabilities, income and expenses of that class of the Fund. All shares issued will be fully paid and non-assessable and will have no preemptive rights. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. As a Delaware statutory trust, the Trust is not required to hold an annual shareholder meeting in any year in which the selection of trustees is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operations of the Fund and for the election of trustees under certain circumstances. Any

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Trustees of the Trust may be removed with or without cause at any meeting of the shareholders of the Trust by a vote of shareholders owning at least a majority of the outstanding shares or by written instrument, signed by a majority of the number of Trustees prior to such removal. There shall be no cumulative voting in the election of Trustees. Generally, all shareholders of the Fund will vote together with all other shareholders of all the series in the Trust and with all shareholders of all other funds that the Trust may form in the future on all matters affecting the Trust, including the election or removal of trustees, except when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares will be voted by an individual series or class; and when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, serves as transfer agent for the Trust.

CUSTODIANS

State Street Bank and Trust Company, 1 Iron Street, Boston, Massachusetts 02210, and U.S. Bank National Association, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serve as custodians for the Fund and are responsible for maintaining custody of the Fund’s cash and investments. Certain brokers may be engaged as futures commission merchants by the Fund from time to time and could be deemed to have custody over the Fund’s assets.

LEGAL COUNSEL

Ropes & Gray LLP, 800 Boylston Street, Boston, Massachusetts 02199, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 601 S. Figueroa Street, Suite 900, Los Angeles, CA, 90017, the independent registered public accounting firm, is responsible for conducting the annual audit of the financial statements of the Fund. The selection of the independent registered public accounting firm is approved annually by the Board of Trustees.

The audited financial statements of the Fund within the Fund’s report to shareholders for the fiscal period ended March 31, 2020, the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Fund’s annual report to shareholders, which was filed with the SEC on Form N-CSR on May 29, 2020 (Accession Number: 0001193125-20-155919).

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APPENDIX A

DESCRIPTION OF S&P GLOBAL RATINGS (“S&P”) AND MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) RATINGS

S&P

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that a rating has not been assigned or is no longer assigned.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

A-1

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-2

APPENDIX B

Proxy Voting Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For trustee nominees in uncontested elections
•	For management nominees in contested elections
•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees
•	For changing the company name
•	For approving other business
•	For adjourning the meeting
•	For technical amendments to the charter and/or bylaws
•	For approving financial statements

Capital Structure

•	For increasing authorized common stock
•	For decreasing authorized common stock
•	For amending authorized common stock
•	For the issuance of common stock, except against if the issued common stock has superior voting rights
•	For approving the issuance or exercise of stock warrants
•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For decreasing authorized preferred stock
•	For canceling a class or series of preferred stock
•	For amending preferred stock
•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders
•	For eliminating preemptive rights
•	For creating or restoring preemptive rights
•	Against authorizing dual or multiple classes of common stock
•	For eliminating authorized dual or multiple classes of common stock
•	For amending authorized dual or multiple classes of common stock
•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights
•	For a stock repurchase program
•	For a stock split
•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company
•	For recapitalization
•	For restructuring the company
•	For bankruptcy restructurings
•	For liquidations
•	For reincorporating in a different state
•	For spinning off certain company operations or divisions
•	For the sale of assets
•	Against eliminating cumulative voting
•	For adopting cumulative voting

Board of Trustees

•	For limiting the liability of trustees
•	For setting the board size
•	For allowing the trustees to fill vacancies on the board without shareholder approval
•	Against giving the board the authority to set the size of the board as needed without shareholder approval
•	For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause
•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights
•	For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board
•	Against amending a classified board
•	For repealing a classified board
•	Against ratifying or adopting a shareholder rights plan (poison pill)
•	Against redeeming a shareholder rights plan (poison pill)
•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting
•	For restoring shareholders’ right to call a special meeting
•	Against eliminating shareholders’ right to act by written consent
•	Against limiting shareholders’ right to act by written consent
•	For restoring shareholders’ right to act by written consent
•	Against establishing a supermajority vote provision to approve a merger or other business combination
•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction
•	For eliminating a supermajority vote provision to approve a merger or other business combination
•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid
•	Against establishing a fair price provision
•	Against amending a fair price provision
•	For repealing a fair price provision
•	For limiting the payment of greenmail
•	Against adopting advance notice requirements
•	For opting out of a state takeover statutory provision
•	Against opt into a state takeover statutory provision

Compensation

•

For adopting a stock incentive plan for employees, except if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•	For amending a stock incentive plan for employees, except if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•

For adding shares to a stock incentive plan for employees, except if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•	For limiting per-employee option awards
•	For extending the term of a stock incentive plan for employees
•

For adopting a stock incentive plan for non-employee trustees, except if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For amending a stock incentive plan for non-employee trustees, except if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
•

For adding shares to a stock incentive plan for non-employee trustees, except if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•

For adopting a stock award plan, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements
•

For adding shares to a stock award plan, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting a stock award plan for non-employee trustees, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee trustees, except if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.
•

For adding shares to a stock award plan for non-employee trustees, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan
•	For adopting a savings plan
•	For granting a one-time stock option or stock award, except if the plan dilution is more than 5% of the outstanding common equity
•	For adopting a deferred compensation plan
•	For approving a long-term bonus plan
•	For approving an employment agreement or contract
•	For amending a deferred compensation plan
•	For amending an annual bonus plan
•	For reapproving a stock option plan or bonus plan for purposes of OBRA
•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting
•	Against limiting consulting by auditors
•	Against requiring the rotation of auditors
•	Against restoring preemptive rights
•	For asking the company to study sales, spin-offs, or other strategic alternatives
•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•	Against eliminating the company’s discretion to vote unmarked proxy ballots.
•	For providing equal access to the proxy materials for shareholders
•	Against requiring a majority vote to elect trustees
•	Against requiring the improvement of annual meeting reports
•	Against changing the annual meeting location
•	Against changing the annual meeting date
•	Against asking the board to include more women and minorities as trustees.
•	Against seeking to increase board independence
•	Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy
•	Against requiring minimum stock ownership by trustees
•	Against providing for union or employee representatives on the board of trustees
•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
•	For creating a nominating committee of the board
•	Against urging the creation of a shareholder committee
•	Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees
•	Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees
•	For adopting cumulative voting
•	Against requiring trustees to place a statement of candidacy in the proxy statement
•	Against requiring the nomination of two trustee candidates for each open board seat
•	Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect
•	For repealing a classified board
•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
•	Against repealing fair price provisions
•	For restoring shareholders’ right to call a special meeting
•	For restoring shareholders’ right to act by written consent
•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•	For seeking to force the company to opt out of a state takeover statutory provision
•	Against reincorporating the company in another state
•	For limiting greenmail payments
•	Against advisory vote on compensation
•	Against restricting executive compensation
•	For enhancing the disclosure of executive compensation
•	Against restricting trustee compensation
•	Against capping executive pay
•	Against calling for trustees to be paid with company stock
•	Against calling for shareholder votes on executive pay
•	Against calling for the termination of trustee retirement plans
•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria
•	Against seeking shareholder approval to reprice or replace underwater stock options
•	For banning or calling for a shareholder vote on future golden parachutes
•	Against seeking to award performance-based stock options
•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•	Against requesting that future executive compensation be determined without regard to any pension fund income
•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•	Against requiring option shares to be held
•	For creating a compensation committee
•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee
•	For increasing the independence of the audit committee
•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies
•	Against asking the company to limit or end operations in Burma
•	For asking management to review operations in Burma
•	For asking management to certify that company operations are free of forced labor
•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets
•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems
•	Against asking management to report on the company’s foreign military sales or foreign offset activities
•	Against asking management to limit or end nuclear weapons production
•	Against asking management to review nuclear weapons production
•	Against asking the company to establish shareholder-designated contribution programs
•	Against asking the company to limit or end charitable giving
•	For asking the company to increase disclosure of political spending and activities
•	Against asking the company to limit or end political spending
•	For requesting disclosure of company executives’ prior government service
•	Against requesting affirmation of political nonpartisanship
•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting
•	Against severing links with the tobacco industry
•	Against asking the company to review or reduce tobacco harm to health
•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting
•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report
•	Against asking the company to take action on embryo or fetal destruction
•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting
•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles
•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum
•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat
•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings
•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions
•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting
•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work
•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy
•	Against asking management to adopt a sexual orientation non-discrimination policy
•	For asking management to report on or review Mexican operations
•	Against asking management to adopt standards for Mexican operations
•	Against asking management to review or implement the MacBride principles
•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles
•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions
•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

DL-EMLOSAI

DOUBLELINE FUNDS TRUST

PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Declaration of Trust.

1.	Certificate of Trust as filed with the State of Delaware on January 11, 2010.[1]

2.	Second Amended and Restated Declaration of Trust.[2]

(b) Bylaws of Registrant.3

(c) None.

(d) Investment Advisory Contracts.

1.	Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP, dated March 25, 2010.[4]

(A)	Schedules A and B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Multi-Asset Growth Fund.[5]

(B)	Schedules A and B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Low Duration Bond Fund.[6]

(C)	Schedules A and B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Floating Rate Fund.[7]

(D)	Schedules A and B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Shiller Enhanced CAPE®.[9]

(E)

Schedules A and B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund.[10]

(F)	Schedules A and B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Selective Credit Fund.[11]

(G)	Schedules A and B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Long Duration Total Return Bond Fund.[13]

(H)	Schedule B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Multi-Asset Growth Fund.[21]

(I)	Schedule B to Investment Advisory and Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Long Duration Total Return Bond Fund – filed herewith.

2.	Investment Management Agreement between Registrant and DoubleLine Alternatives LP (f/k/a DoubleLine Commodity LP), dated May 14, 2015.[14]

3.	Investment Management Agreement between DoubleLine Strategic Commodity Ltd. and DoubleLine Alternatives LP (f/k/a DoubleLine Commodity LP), dated May 14, 2015.[14]

(A)	Amended and Restated Schedule A to Investment Management Agreement between DoubleLine Strategic Commodity Ltd. and DoubleLine Alternatives LP (f/k/a DoubleLine Commodity LP).[21]

4.	Investment Management Agreement between Registrant and DoubleLine Capital LP, dated November 20, 2015.[17]

(A)	Schedules A and B to Investment Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Infrastructure Income Fund.[18]

(B)	Schedules A and B to Investment Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Ultra Short Bond Fund.[18]

(C)	Form of Schedules A and B to Investment Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Shiller Enhanced International CAPE®.[19]

(D)	Schedule B to Investment Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Ultra Short Bond Fund.[21]

(E)	Schedules A and B to Investment Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Emerging Markets Local Currency Bond Fund.[24]

(F)	Schedules A and B to Investment Management Agreement between Registrant and DoubleLine Capital LP relating to DoubleLine Income Fund.[26]

5.	Investment Management Agreement between Registrant and DoubleLine Alternatives LP, dated December 11, 2018.[22]

6.	Investment Sub-Advisory Agreement between DoubleLine Alternatives LP, DoubleLine Capital LP, and, solely with respect to Section 7 thereof, Registrant, dated December 11, 2018.[22]

(e) Distribution Agreements.

1.	Distribution Agreement between Registrant and Quasar Distributors, LLC, dated March 31, 2020 – filed herewith.

(A)	Distribution Agreement between Registrant and Quasar Distributors, LLC, dated March 25, 2010 (“2010 Distribution Agreement”).[4]

(a)	First Amendment to 2010 Distribution Agreement dated August 25, 2010.[5]

(b)	Second Amendment to 2010 Distribution Agreement dated August 25, 2011.[6]

(c)	Third Amendment to 2010 Distribution Agreement dated November 16, 2012.[7]

(d)	Fourth Amendment to 2010 Distribution Agreement dated August 21, 2013.[9]

(e)	Fifth Amendment to 2010 Distribution Agreement dated February 26, 2014.[10]

(f)	Sixth Amendment to 2010 Distribution Agreement dated November 20, 2014.[13]

(g)	Seventh Amendment to 2010 Distribution Agreement dated November 19, 2015.[16]

(h)	Eighth Amendment to 2010 Distribution Agreement dated February 25, 2016.[17]

(i)	Ninth Amendment to 2010 Distribution Agreement dated May 27, 2016.[18]

(j)	Tenth Amendment to 2010 Distribution Agreement dated November 10, 2016.[20]

(k)	Eleventh Amendment to 2010 Distribution Agreement dated May 3, 2019.[24]

(l)	Twelfth Amendment to 2010 Distribution Agreement dated August 27, 2019. [26]

2.

Distribution Agreement between Registrant and Quasar Distributors, LLC relating to DoubleLine Strategic Commodity Fund and DoubleLine Colony Real Estate and Income Fund, dated March 31, 2020 – filed herewith.

(A)	Distribution Agreement between Registrant and Quasar Distributors, LLC dated April 27, 2015 (“2015 Distribution Agreement”).[15]

(a)	First Amendment to 2015 Distribution Agreement dated December 3, 2018.[22]

(f) Not Applicable.

(g) Custody Agreements.

1.	Amended and Restated Custody Agreement between Registrant and U.S. Bank National Association, dated January 29, 2013.[9]

(A)	First Amendment to the Amended and Restated Custody Agreement dated August 21, 2013.[9]

(B)	Second Amendment to the Amended and Restated Custody Agreement dated November 20, 2013.[10]

(C)	Third Amendment to the Amended and Restated Custody Agreement dated February 26, 2014.[10]

(D)	Fourth Amendment to the Amended and Restated Custody Agreement dated May 22, 2014.[11]

(E)	Fifth Amendment to the Amended and Restated Custody Agreement dated November 20, 2014.[13]

(F)	Sixth Amendment to the Amended and Restated Custody Agreement dated January 1, 2015.[1][4]

(G)	Seventh Amendment to the Amended and Restated Custody Agreement dated April 27, 2015.[15]

(H)	Eighth Amendment to the Amended and Restated Custody Agreement dated November 19, 2015.[16]

(I)	Ninth Amendment to the Amended and Restated Custody Agreement dated February 25, 2016.[17]

(J)	Tenth Amendment to the Amended and Restated Custody Agreement dated May 27, 2016.[18]

(K)	Eleventh Amendment to the Amended and Restated Custody Agreement dated November 10, 2016.[20]

(L)	Twelfth Amendment to the Amended and Restated Custody Agreement dated November 17, 2017.[21]

(M)	Thirteenth Amendment to the Amended and Restated Custody Agreement dated December 3, 2018.[22]

(N)	Fourteenth Amendment to the Amended and Restated Custody Agreement dated May 3, 2019.[24]

(O)	Fifteenth Amendment to the Amended and Restated Custody Agreement dated August 27, 2019. [26]

2.	Master Custodian Agreement between each management investment company identified on Appendix A thereto and State Street Bank and Trust Company, dated November 6, 2017.[24]

(A)	Letter adding Registrant, on behalf of DoubleLine Emerging Markets Local Currency Bond Fund, to Master Custodian Agreement, dated June 20, 2019.[24]

(h) Other Material Contracts.

1.	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, dated March 25, 2010.[4]

(A)	First Amendment to Transfer Agent Servicing Agreement dated August 25, 2010.[5]

(B)	Second Amendment to Transfer Agent Servicing Agreement dated August 25, 2011.[6]

(C)	Fifth Amendment to Transfer Agent Servicing Agreement dated January 15, 2013.[7]

(D)	Third Amendment to the Transfer Agency Servicing Agreement, dated November 14, 2011.[9]

(E)	Fourth Amendment to the Transfer Agency Servicing Agreement, dated November 16, 2012.[9]

(F)	Sixth Amendment to the Transfer Agency Servicing Agreement, dated February 27, 2013.[9]

(G)	Seventh Amendment to Transfer Agent Servicing Agreement dated August 21, 2013.[9]

(H)	Eighth Amendment to Transfer Agent Servicing Agreement dated November 20, 2013.[10]

(I)	Ninth Amendment to Transfer Agent Servicing Agreement dated February 26, 2014.[10]

(J)	Tenth Amendment to Transfer Agent Servicing Agreement dated May 22, 2014.[11]

(K)	Eleventh Amendment to Transfer Agent Servicing Agreement dated November 20, 2014.[13]

(L)	Twelfth Amendment to Transfer Agent Servicing Agreement dated January 1, 2015.[14]

(M)	Thirteenth Amendment to Transfer Agent Servicing Agreement dated April 27, 2015.[15]

(N)	Fourteenth Amendment to Transfer Agent Servicing Agreement dated June 16, 2015.[15]

(O)	Fifteenth Amendment to Transfer Agent Servicing Agreement dated November 19, 2015.[16]

(P)	Sixteenth Amendment to Transfer Agent Servicing Agreement dated February 25, 2016.[17]

(Q)	Seventeenth Amendment to Transfer Agent Servicing Agreement dated May 27, 2016.[18]

(R)	Eighteenth Amendment to Transfer Agent Servicing Agreement dated November 10, 2016.[20]

(S)	Nineteenth Amendment to Transfer Agent Servicing Agreement dated November 17, 2017.[21]

(T)	Twentieth Amendment to Transfer Agent Servicing Agreement dated May 25, 2018.[21]

(U)	Twenty-first Amendment to Transfer Agent Servicing Agreement dated May 25, 2018.[21]

(V)	Twenty-second Amendment to Transfer Agent Servicing Agreement dated December 3, 2018.[22]

(W)	Twenty-third Amendment to Transfer Agent Servicing Agreement dated May 3, 2019.[24]

(X)	Twenty-fourth Amendment to Transfer Agent Servicing Agreement dated August 27, 2019. [26]

(Y)	Twenty-fifth Amendment to Transfer Agent Servicing Agreement dated February 13, 2020 – filed herewith.

2.	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, dated March 25, 2010.[4]

(A)	First Amendment to Fund Accounting Servicing Agreement dated August 25, 2010.[5]

(B)	Second Amendment to Fund Accounting Servicing Agreement dated August 25, 2011.[6]

(C)	Third Amendment to Fund Accounting Servicing Agreement dated November 16, 2012.[7]

(D)	Fourth Amendment to the Fund Accounting Servicing Agreement, dated February 27, 2013.[9]

(E)	Fifth Amendment to Fund Accounting Servicing Agreement dated August 21, 2013.[9]

(F)	Sixth Amendment to Fund Accounting Servicing Agreement dated November 20, 2013.[10]

(G)	Seventh Amendment to Fund Accounting Servicing Agreement dated February 26, 2014.[10]

(H)	Eighth Amendment to Fund Accounting Servicing Agreement dated May 22, 2014.[11]

(I)	Ninth Amendment to Fund Accounting Servicing Agreement dated November 20, 2014.[13]

(J)	Tenth Amendment to Fund Accounting Servicing Agreement dated January 1, 2015.[14]

(K)	Eleventh Amendment to Fund Accounting Servicing Agreement dated April 27, 2015.[15]

(L)	Twelfth Amendment to Fund Accounting Servicing Agreement dated November 19, 2015.[16]

(M)	Thirteenth Amendment to Fund Accounting Servicing Agreement dated February 25, 2016.[17]

(N)	Fourteenth Amendment to Fund Accounting Servicing Agreement dated May 27, 2016.[18]

(O)	Fifteenth Amendment to Fund Accounting Servicing Agreement dated November 10, 2016.[20]

(P)	Sixteenth Amendment to Fund Accounting Servicing Agreement dated November 17, 2017.[21]

(Q)	Seventeenth Amendment to Fund Accounting Servicing Agreement dated December 3, 2018.[22]

(R)	Eighteenth Amendment to Fund Accounting Servicing Agreement dated May 3, 2019.[24]

(S)	Nineteenth Amendment to Fund Accounting Servicing Agreement dated August 27, 2019. [26]

3.	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, dated March 25, 2010.[4]

(A)	First Amendment to Fund Administration Servicing Agreement dated August 25, 2010.[5]

(B)	Second Amendment to Fund Administration Servicing Agreement dated August 25, 2011.[6]

(C)	Fourth Amendment to Fund Administration Servicing Agreement dated November 16, 2012.[7]

(D)	Third Amendment to the Fund Administration Servicing Agreement, dated December 9, 2011.[9]

(E)	Fifth Amendment to the Fund Administration Servicing Agreement, dated February 27, 2013.[9]

(F)	Sixth Amendment to Fund Administration Servicing Agreement dated August 21, 2013.[9]

(G)	Seventh Amendment to Fund Administration Servicing Agreement dated November 20, 2013.[10]

(H)	Eighth Amendment to Fund Administration Servicing Agreement dated February 26, 2014.[10]

(I)	Ninth Amendment to Fund Administration Servicing Agreement dated May 22, 2014.[11]

(J)	Tenth Amendment to Fund Administration Servicing Agreement dated November 20, 2014.[13]

(K)	Eleventh Amendment to Fund Administration Servicing Agreement dated January 1, 2015.[14]

(L)	Twelfth Amendment to Fund Administration Servicing Agreement dated April 27, 2015.[15]

(M)	Thirteenth Amendment to Fund Administration Servicing Agreement dated November 19, 2015.[16]

(N)	Fourteenth Amendment to Fund Administration Servicing Agreement dated February 25, 2016.[17]

(O)	Fifteenth Amendment to Fund Administration Servicing Agreement dated May 27, 2016.[18]

(P)	Sixteenth Amendment to Fund Administration Servicing Agreement dated November 10, 2016.[20]

(Q)	Seventeenth Amendment to Fund Administration Servicing Agreement dated November 17, 2017.[21]

(R)	Eighteenth Amendment to Fund Administration Servicing Agreement dated December 3, 2018.[22]

(S)	Nineteenth Amendment to Fund Administration Servicing Agreement dated May 3, 2019.[24]

(T)	Twentieth Amendment to Fund Administration Servicing Agreement dated August 27, 2019. [26]

4.	Expense Limitation Agreement.

(A)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Infrastructure Income Fund.[18]

(B)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Ultra Short Bond Fund.[18]

(C)	Form of Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Shiller Enhanced International CAPE®.[19]

(D)

Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, and DoubleLine Shiller Enhanced International CAPE®, and between DoubleLine Alternatives LP and Registrant relating to DoubleLine Strategic Commodity Fund. [20]

(E)

Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, and DoubleLine Shiller Enhanced International CAPE®, and between DoubleLine Alternatives LP and Registrant relating to DoubleLine Strategic Commodity Fund.[21]

(F)	Expense Limitation Agreement between DoubleLine Alternatives LP and Registrant relating to DoubleLine Colony Real Estate and Income Fund.[22]

(G)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Emerging Markets Local Currency Bond Fund.[24]

(H)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to Class R6 shares.[25]

(I)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Income Fund. [26]

(J)

Expense Limitation Agreement between DoubleLine Capital LP and Registrant relating to DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Colony Real Estate and Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Income Fund, and between DoubleLine Alternatives LP and Registrant relating to DoubleLine Strategic Commodity Fund – filed herewith.

5.	Powers of Attorney.

(A)	Powers of Attorney for Jeffrey E. Gundlach.[8]

(B)	Powers of Attorney for Ronald R. Redell, Raymond B. Woolson, John C. Salter, and Joseph J. Ciprari – filed herewith.

6.	Form of Sub-License Agreement between DoubleLine Alternatives LP and Registrant, on behalf of DoubleLine Colony Real Estate and Income Fund.[22]

(i) Opinion and Consent of Counsel.

1.	Legal Opinion relating to DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund and DoubleLine Emerging Markets Fixed Income Fund.[2]

2.	Legal Opinion relating to DoubleLine Multi-Asset Growth Fund.[5]

3.	Legal Opinion relating to DoubleLine Low Duration Bond Fund.[6]

4.	Legal Opinion relating to DoubleLine Floating Rate Fund.[7]

5.	Legal Opinion relating to DoubleLine Shiller Enhanced CAPE®.[9]

6.	Legal Opinion relating to DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund.[10]

7.	Legal Opinion relating to DoubleLine Long Duration Total Return Bond Fund.[13]

8.	Legal Opinion relating to DoubleLine Strategic Commodity Fund.[14]

9.	Legal Opinion relating to DoubleLine Global Bond Fund.[16]

10.	Legal Opinion relating to DoubleLine Infrastructure Income Fund.[17]

11.	Legal Opinion relating to DoubleLine Ultra Short Bond Fund.[18]

12.	Legal Opinion relating to DoubleLine Shiller Enhanced International CAPE®.[19]

13.	Legal Opinion relating to DoubleLine Colony Real Estate and Income Fund.[22]

14.	Legal Opinion relating to DoubleLine Emerging Markets Local Currency Bond Fund.[24]

15.

Legal Opinion relating to Class R6 shares of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Flexible Income Fund, and DoubleLine Shiller Enhanced CAPE®.[25]

16.	Legal Opinion relating to DoubleLine Income Fund. [26]

(j) Consent of Independent Registered Public Accounting Firm – filed herewith.

(k) Not Applicable.

(l) Initial Capital Agreement of DoubleLine Capital LP, dated March 22, 2010.4

(m) Registrant ’s Amended and Restated Distribution Plan.9

(n) Registrant ’s Amended and Restated Multi-Class Plan9

1.	Registrant’s Amended and Restated Multi-Class Plan.[25]

(o) RESERVED.

(p) Code of Ethics.

1.	Joint Code of Ethics – filed herewith.

1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on January 12, 2010.

2.	Incorporated herein by reference to Pre-Effective Amendment no. 3 to Registrant’s Registration Statement on Form N-1A filed on April 1, 2010.

3.	Incorporated herein by reference to Pre-Effective Amendment no. 1 to Registrant’s Registration Statement on Form N-1A filed on March 5, 2010.

4.	Incorporated herein by reference to Pre-Effective Amendment no. 2 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2010.

5.	Incorporated herein by reference to Post-Effective Amendment (“PEA”) no. 2 to Registrant’s Registration Statement on Form N-1A filed on September 29, 2010.

6.	Incorporated herein by reference to PEA no. 11 to Registrant’s Registration Statement on Form N-1A filed on September 27, 2011.

7.	Incorporated herein by reference to PEA no. 16 to Registrant’s Registration Statement on Form N-1A filed on January 25, 2013.

8.	Incorporated herein by reference to PEA no. 18 to Registrant’s Registration Statement on Form N-1A filed on July 25, 2013.

9.	Incorporated herein by reference to PEA no. 21 to Registrant’s Registration Statement on Form N-1A filed on October 29, 2013.

10.	Incorporated herein by reference to PEA no. 24 to Registrant’s Registration Statement on Form N-1A filed on April 4, 2014.

11.	Incorporated herein by reference to Amendment no. 29 under the Investment Company Act of 1940, as amended (the “1940 Act”) to Registrant’s Registration Statement on Form N-1A filed on June 3, 2014.

12.	Incorporated herein by reference to PEA no. 26 to Registrant’s Registration Statement on Form N-1A filed on June 30, 2014.

13.	Incorporated herein by reference to PEA no. 29 to Registrant’s Registration Statement on Form N-1A filed on November 28, 2014.

14.	Incorporated herein by reference to PEA no. 34 to Registrant’s Registration Statement on Form N-1A filed on May 14, 2015.

15.	Incorporated herein by reference to PEA no. 36 to Registrant’s Registration Statement on Form N-1A filed on July 29, 2015.

16.	Incorporated herein by reference to PEA no. 39 to Registrant’s Registration Statement on Form N-1A filed on November 24, 2015.

17.	Incorporated herein by reference to PEA no. 43 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2016.

18.	Incorporated herein by reference to PEA no. 47 to Registrant’s Registration Statement on Form N-1A filed on June 28, 2016.

19.	Incorporated herein by reference to PEA no. 55 to Registrant’s Registration Statement on Form N-1A filed on December 21, 2016.

20.	Incorporated herein by reference to PEA no. 57 to Registrant’s Registration Statement on Form N-1A filed on July 28, 2017.

21.	Incorporated herein by reference to PEA no. 59 to Registrant’s Registration Statement on Form N-1A filed on July 27, 2018.

22.	Incorporated herein by reference to PEA no. 63 to Registrant’s Registration Statement on Form N-1A filed on December 14, 2018.

23.	Incorporated herein by reference to PEA no. 65 to Registrant’s Registration Statement on Form N-1A filed on March 15, 2019.

24.	Incorporated herein by reference to PEA no. 69 to Registrant’s Registration Statement on Form N-1A filed on June 26, 2019.

25.	Incorporated herein by reference to PEA no. 74 to Registrant’s Registration Statement on Form N-1A filed on July 30, 2019.

26.	Incorporated herein by reference to PEA no. 78 to Registrant’s Registration Statement on Form N-1A filed on August 30, 2019.

Item 29. Persons Controlled by or Under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30. Indemnification.

The following description is qualified in its entirety by reference to the Trust’s Second Amended and Restated Declaration of Trust (the “Declaration of Trust”), filed as Exhibit (a)(2), and incorporated herein by reference, to the Trust’s Registration Statement on Form N-1A filed on April 1, 2010. The Declaration of Trust provides that to the fullest extent permitted by law any person who is a trustee or an officer of the Trust or is or was serving at the request of the Trust as a trustee, director or officer of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the Trust, provided, however, that such indemnification shall not extend to actions by a Covered Person arising from bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office or with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust.

The Declaration of Trust provides that the Trust shall indemnify each Covered Person against all liabilities and against all expenses reasonably incurred by them in connection with the defense or disposition of any action, suit or other proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid. Such indemnity shall apply to all actions, suits or other proceedings (civil or criminal, before any court or administrative body), actual or threatened while in office or thereafter and shall include without limitation amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person. As to any matter disposed of prior to adjudication in a decision on the merits by a court or any other body, indemnification shall be provided only if (i) approved, by a majority of disinterested Independent Trustees, as in the best interests of the Trust, upon a determination that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or (ii) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust. Notwithstanding the foregoing, recovery from the Covered Person of any amount paid to such Covered Person as indemnification shall not be prevented if the Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The rights of indemnification shall not be exclusive of or affect any other rights to which any Covered Person may be entitled and shall not affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of the 1940 Act or other applicable law. The term Covered Person shall include such person’s heirs, executors and administrators. Any repeal or modification to these rights under the Declaration of Trust shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Funds may, from time to time, enter into contracts or other arrangements pursuant to which a Trustee, officer, underwriter, affiliated person of a Fund or other person may be insured or indemnified against any liability incurred in such person’s official capacity. Any such obligations could be material to the Funds.

Item 31. Business and Other Connections of Investment Adviser.

The Registrant’s investment advisers are DoubleLine Capital LP and DoubleLine Alternatives LP (f/k/a DoubleLine Commodity LP) (each, an “Adviser” and collectively, the “Advisers”). DoubleLine Capital LP and DoubleLine Alternatives LP are each Delaware limited partnerships. The list required by this Item 31 of officers and trustees of the Advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisers and such officers and trustees during the past two years, is incorporated by reference to each Adviser’s Form ADV filed pursuant to the Advisers Act (SEC File No. 801-70942 for DoubleLine Capital LP and SEC File No. 801-88173 for DoubleLine Alternatives LP).

Item 32. Principal Underwriters.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Managed Portfolio Series
Aegis Funds	Manager Directed Portfolios
Allied Asset Advisors Funds	Matrix Advisors Fund Trust
Alpha Architect ETF Trust	Matrix Advisors Value Fund, Inc.
Angel Oak Funds Trust	Monetta Trust
Barrett Opportunity Fund, Inc.	Nicholas Equity Income Fund, Inc.
Bridges Investment Fund, Inc.	Nicholas Fund, Inc.
Brookfield Investment Funds	Nicholas High Income Fund, Inc.
Buffalo Funds	Nicholas II, Inc.
Chestnut Street Fund	Nicholas Ltd Edition, Inc.
Cushing® Mutual Funds Trust	North Capital Funds Trust
DoubleLine Funds Trust	Permanent Portfolio Family of Funds
ETF Series Solutions	Perritt Funds, Inc.
First American Funds, Inc.	PRIMECAP Odyssey Funds
FundX Investment Trust	Procure ETF Trust I
Glenmede Fund, Inc.	Procure ETF Trust II
Glenmede Portfolios	Professionally Managed Portfolios
GoodHaven Funds Trust	Prospector Funds, Inc.
Greenspring Fund, Inc.	Provident Mutual Funds, Inc.
Harding Loevner Funds, Inc.	RBB Fund, Inc.
Hennessy Funds Trust	RBC Funds Trust
Horizon Funds	Series Portfolios Trust
Hotchkis & Wiley Funds	Thompson IM Funds, Inc.
Intrepid Capital Management Funds Trust	TIGERSHARES Trust
Jacob Funds, Inc.	TrimTabs ETF Trust
Jensen Quality Growth Fund Inc.	Trust for Professional Managers
Kirr Marbach Partners Funds, Inc.	Trust for Advised Portfolios
Listed Funds Trust	USCA Fund Trust
LKCM Funds	USQ Core Real Estate Fund
LoCorr Investment Trust	Wall Street EWM Funds Trust
Lord Asset Management Trust	Wisconsin Capital Funds, Inc.
MainGate Trust	YCG Funds

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name	Address	Position with Quasar
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer & Manager
Teresa M.K. Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Chief Compliance Officer- Distribution Services

Name	Address	Position with Quasar
Jennifer A. Brunner	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Chief Compliance Officer- Dealer Clearing Services

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at:

DoubleLine Funds Trust 333 South Grand Avenue, Suite 1800 Los Angeles, CA 90071	U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

DoubleLine Capital LP 333 South Grand Avenue, Suite 1800 Los Angeles, CA 90071	U.S. Bank National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212

DoubleLine Alternatives LP 333 South Grand Avenue, Suite 1800 Los Angeles, CA 90071	Quasar Distributors, LLC 111 E. Kilbourn Ave., Suite 2200 Milwaukee, WI 53202

State Street Corporation 1 Iron Street Boston, MA 02210

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of this Post-Effective Amendment No. 80 (the “Amendment”) to its Registration Statement on Form N-1A (the “Registration Statement”) and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles and State of California on the 29th day of July, 2020.

DoubleLine Funds Trust

By:	/s/ Ronald R. Redell
Name:	Ronald R. Redell
Title:	President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ Ronald R. Redell	President and Trustee	July 29, 2020
Ronald R. Redell

/s/ Henry V. Chase	Treasurer and Principal Financial	July 29, 2020
Henry V. Chase	and Accounting Officer

/s/ Jeffrey E. Gundlach*	Trustee	July 29, 2020
Jeffrey E. Gundlach

/s/ Joseph J. Ciprari*	Trustee	July 29, 2020
Joseph J. Ciprari

/s/ John C. Salter*	Trustee	July 29, 2020
John C. Salter

/s/ Raymond B. Woolson*	Trustee	July 29, 2020
Raymond B. Woolson

*By: /s/ Cris Santa Ana

Cris Santa Ana

Attorney-in-Fact

Date: July 29, 2020

EXHIBIT INDEX

Exhibit Number	Description

(d)(1)(I)	Schedule B to Investment Advisory and Management Agreement

(e)(1)	Distribution Agreement between Registrant and Quasar Distributors, LLC

(e)(2)	Distribution Agreement between Registrant and Quasar Distributors, LLC relating to DoubleLine Strategic Commodity Fund and DoubleLine Colony Real Estate and Income Fund

(h)(1)(Y)	Twenty-fifth Amendment to Transfer Agent Servicing Agreement*

(h)(4)(J)	Expense Limitation Agreement between DoubleLine Capital LP and Registrant

(h)(5)(B)	Powers of Attorney

(j)	Consent of Independent Registered Public Accounting Firm

(p)(1)	Joint Code of Ethics

*Portions of this exhibit have been omitted.